Prospectus
SPDR® Series Trust
October 30, 2026
State Street® SPDR® Dow Jones® REIT ETF (RWR)
State Street® SPDR® FactSet Innovative Technology ETF (XITK)
State Street® SPDR® Global Dow ETF (DGT)
State Street® SPDR® ICE Preferred Securities ETF (PSK)
State Street® SPDR® MSCI USA Gender Diversity ETF (SHE)
State Street® SPDR® MSCI USA StrategicFactorsSM ETF (QUS)
State Street® SPDR® NYSE Technology ETF (XNTK)
State Street® SPDR® Portfolio Nasdaq® 100 ETF (QNDX)
State Street® SPDR® Portfolio S&P 1500® Composite Stock Market ETF (SPTM)
State Street® SPDR® Portfolio S&P 400™ Mid Cap ETF (SPMD)
State Street® SPDR® Portfolio S&P 500® Growth ETF (SPYG)
State Street® SPDR® Portfolio S&P 500® High Dividend ETF (SPYD)
State Street® SPDR® Portfolio S&P 500® Value ETF (SPYV)
State Street® SPDR® Portfolio S&P 600™ Small Cap ETF (SPSM)
State Street® SPDR® Portfolio S&P Sector Neutral Dividend ETF (SPDG)
State Street® SPDR® Russell 1000 Low Volatility Focus ETF (ONEV)
State Street® SPDR® Russell 1000 Momentum Focus ETF (ONEO)
State Street® SPDR® Russell 1000 Yield Focus ETF (ONEY)
State Street® SPDR® S&P® 1500 Momentum Tilt ETF (MMTM)
State Street® SPDR® S&P® 1500 Value Tilt ETF (VLU)
State Street® SPDR® S&P 400™ Mid Cap Growth ETF (MDYG)
State Street® SPDR® S&P 400™ Mid Cap Value ETF (MDYV)
State Street® SPDR® S&P® 500 Fossil Fuel Reserves Free ETF (SPYX)
State Street® SPDR® S&P 500® Scored and Screened ETF (formerly, State Street® SPDR® S&P 500® ESG ETF) (EFIV)
State Street® SPDR® S&P 600™ Small Cap Growth ETF (SLYG)
State Street® SPDR® S&P 600™ Small Cap Value ETF (SLYV)
State Street® SPDR® S&P® Aerospace & Defense ETF (XAR)
State Street® SPDR® S&P® Bank ETF (KBE)
State Street® SPDR® S&P® Biotech ETF (XBI)
State Street® SPDR® S&P® Capital Markets ETF (KCE)
State Street® SPDR® S&P® Dividend ETF (SDY)
State Street® SPDR® S&P® Health Care Equipment ETF (XHE)
State Street® SPDR® S&P® Health Care Services ETF (XHS)
State Street® SPDR® S&P® Homebuilders ETF (XHB)
State Street® SPDR® S&P® Insurance ETF (KIE)
State Street® SPDR® S&P Kensho Final Frontiers ETF (ROKT)
State Street® SPDR® S&P Kensho Future Security ETF (FITE)
State Street® SPDR® S&P Kensho Grid Innovation ETF (formerly, State Street® SPDR® S&P Kensho Clean Power ETF) (CNRG)
State Street® SPDR® S&P Kensho Intelligent Structures ETF (SIMS)
State Street® SPDR® S&P Kensho New Economies Composite ETF (KOMP)
State Street® SPDR® S&P Kensho Smart Mobility ETF (HAIL)
State Street® SPDR® S&P® Metals & Mining ETF (XME)
State Street® SPDR® S&P® Oil & Gas Equipment & Services ETF (XES)
State Street® SPDR® S&P® Oil & Gas Exploration & Production ETF (XOP)
State Street® SPDR® S&P® Pharmaceuticals ETF (XPH)
State Street® SPDR® S&P® Regional Banking ETF (KRE)
State Street® SPDR® S&P® Retail ETF (XRT)
State Street® SPDR® S&P® Semiconductor ETF (XSD)
State Street® SPDR® S&P® Software & Services ETF (XSW)
State Street® SPDR® S&P® Telecom ETF (XTL)
State Street® SPDR® S&P® Transportation ETF (XTN)
State Street® SPDR® US Large Cap Low Volatility Index ETF (LGLV)
State Street® SPDR® US Small Cap Low Volatility Index ETF (SMLV)

Principal U.S. Listing Exchange: NYSE Arca, Inc. (except QNDX is listed on The Nasdaq Stock Market LLC)
The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Shares in the Funds are not guaranteed or insured by the Federal Deposit

Prospectus
Insurance Corporation or any other agency of the U.S. Government, nor are shares deposits or obligations of any bank. It is possible to lose money by investing in the Funds.

Fund Summaries
State Street® SPDR® Dow Jones® REIT ETF
Investment Objective
The State Street SPDR Dow Jones REIT ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of publicly traded real estate investment trusts.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.25%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.25%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$26	$80	$141	$318
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 8% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the Dow Jones U.S. Select REIT Capped Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.
The Index is designed to provide a measure of real estate securities that serve as proxies for direct real estate investing, in part by excluding securities whose value is not always closely tied to the value of the underlying real estate. The reason for the exclusions is that performance of such securities may be driven by factors other than the value of real estate. The Index is a market capitalization weighted index of publicly traded real estate investment trusts (“REITs”) and is comprised of companies whose charters are the equity ownership and operation of commercial and/or residential real estate and which operate under the REIT Act of 1960. To be included in the Index, a company must be both an equity owner and operator of commercial and/or residential real estate. Businesses excluded from the Index include: those classified under the Dow Jones REIT/RESI Industry Classification Hierarchy and/or Global Industry Classification Standard (GICS) as “Specialty” (i.e., REIT types that cannot be easily classified within the Hierarchy, including timber REITs, railroad REITs and tower REITs), hybrid REITS, mortgage REITs, real estate finance companies, mortgage brokers and bankers, commercial and residential real estate brokers and estate agents, home builders, large landowners and subdividers of unimproved land, as well as companies that have more than 25% of their assets in direct mortgage investments. A company must have a minimum float-adjusted market capitalization of at least $200 million at the time of its inclusion, and at least 75% of the company's total revenue must be derived from the ownership and operation of real estate assets. A stock must have a median daily value traded of at least $5 million for the three-months prior to the rebalancing reference date. The Index is generally rebalanced quarterly, and returns are calculated on a buy and hold basis except as necessary to reflect the occasional occurrence of Index changes in the middle of the month. Each REIT in the Index is weighted by its float-adjusted market capitalization (i.e., each security is weighted to reflect the attainable market capitalization of the security which reflects that portion of securities shares that are accessible to investors), subject to the following constraints applied at each rebalancing: (i) no single company's weight can exceed 10%, and (ii) the aggregate weight of all companies weighing above 4.5% cannot exceed 22.5%. In addition, each company's weight in the Index is reviewed daily and when the sum of companies with a weight greater than 5% exceeds 25%, additional capping is performed, effective after the close of business on the next trading day. The Index is priced daily and is a total return (price and income) benchmark. As of July 31, 2026, the Index comprised 97 REITs.
The Index is sponsored by S&P Dow Jones Indices LLC  (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Real Estate Sector Risk: An investment in a real property company may be subject to risks similar to those associated with direct ownership of real estate, including, by way of example, the possibility of declines in the value of real estate, losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, environmental liability, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. Some real property companies have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
REIT Risk: REITs are subject to the risks associated with investing in the securities of real property companies. In particular, REITs may be affected by changes in the values of the underlying properties that they own or operate. Further, REITs are dependent upon specialized management skills, and their investments may be concentrated in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency and, as a result, are particularly reliant on the proper functioning of capital markets. A variety of economic and other factors may adversely affect a lessee's ability to meet its obligations to a REIT. In the event of a default by a lessee, the REIT may experience delays in enforcing its rights as a lessor and may incur substantial costs associated in protecting its investments. In addition, a REIT could fail to qualify for favorable regulatory treatment.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Concentration Risk: When the Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not done so.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.

Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	17.12%	Q4 2021
Lowest Quarterly Return	-28.62%	Q1 2020
Year-to-Date	9.38%	9/30/2026
Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.  Effective September 20, 2024 (the “Benchmark Index Change Date”), the Fund's benchmark index changed from the Dow Jones U.S. Select REIT Index (the “Previous Benchmark Index”) to the Dow Jones U.S. Select REIT Capped Index, consistent with a change in the Fund's principal investment strategy to track the performance of the current index. Performance of the Fund prior to the Benchmark Index Change Date is therefore based on the Fund's investment strategy to track the Previous Benchmark Index and may have been different had the Fund tracked the current index.
	One Year	Five Years	Ten Years
Return Before Taxes	3.19%	6.35%	4.52%
Return After Taxes on Distributions	1.84%	4.93%	3.05%
Return After Taxes on Distributions and Sale of Fund Shares	2.09%	4.40%	2.89%
Dow Jones U.S. Select REIT Capped Index / Dow Jones U.S. Select REIT Index[1] (reflects no deduction for fees, expenses or taxes)	3.46%	6.59%	4.78%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
1
Returns shown are reflective of the Index for periods beginning on the Benchmark Index Change Date and the Previous Benchmark Index for periods prior to the Benchmark Index Change Date.
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider, Lisa Hobart and Emiliano Rabinovich.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 1997.
Lisa Hobart is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Team. She joined the Adviser in 2006.
Emiliano Rabinovich, CFA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 2006.

Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Certain capital gain dividends attributable to dividends the Fund receives from U.S. REITs may be taxable to noncorporate shareholders at a rate other than the generally applicable reduced rates. Any withdrawals made from such tax-advantaged arrangement may be taxable to you. Some distributions may be treated as a return of capital for tax purposes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

State Street® SPDR® FactSet Innovative Technology ETF
Investment Objective
The State Street SPDR FactSet Innovative Technology ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the FactSet
Innovative Technology Index.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.45%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.45%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$46	$144	$252	$567
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 71% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the FactSet Innovative Technology Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index (including common stock, preferred stock, depositary receipts and shares of other investment companies). The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to its Index.
The Index is designed to represent the performance of U.S.-listed stock and American Depository Receipts (“ADRs”) of Technology companies and Technology-related companies (including Electronic Media companies) within the most innovative segments of the Technology sector and Electronic Media sub-sector of the Media sector, as defined by FactSet Research Systems, Inc. (“FactSet” or the “Index Provider”). The Index Provider considers the most innovative segments of the Technology sector and Electronic Media sub-sector to be those with the highest revenue growth and believes that these companies are often involved in cutting edge research, innovative product and service development, disruptive business models, or a combination of these activities. In addition to traditional Technology companies, Electronic Media companies are included in the Index because of their core focus on technology and the integral role technology plays in determining how such companies operate, innovate and compete within their industry. FactSet defines the Technology sector to include Information Technology Services providers, Hardware manufacturers, Software manufacturers, Electronic Components manufacturers, and Manufacturing Equipment and Services providers. FactSet defines the Electronic Media sub-sector to include companies that produce media content in digital format and deliver, distribute and monetize their content via an electronic medium such as the Internet.
FactSet sector determinations are based on a comprehensive, structured taxonomy designed to seek to offer precise industry classification of global companies according to the products and services sold by such companies (the “FactSet Revere Hierarchy”). The FactSet Revere Hierarchy reflects a variable depth structure that, with respect to the Index, consists of twelve levels of increasingly specialized Technology or Electronic Media sub-sectors. Technology and electronic media companies are classified or mapped to the sub-sectors from which they each derive 50% or more of their respective revenues. A company will be eligible for inclusion in the Index if it satisfies the following criteria: (i) is mapped to a Technology or Electronic Media sub-sector at the fourth level or lower (levels four through twelve) in the FactSet Revere Hierarchy; (ii) is mapped to a sub-sector in the top quartile of FactSet's composite revenue growth scoring system for the Technology sector or Electronic Media sub-sector (the “revenue growth scoring system”); (iii) has a market capitalization of shares publicly available to investors (i.e., a “float-adjusted” market capitalization) above $500 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the index rebalancing reference date) above 90% or have a float-adjusted market capitalization above $400 million with a float-adjusted liquidity ratio (as defined above) above 150%; (iv) is a U.S.-listed stock or ADR; and (v) has not had an initial public offering of shares within three months of the Review Selection Day (defined below).
The Index is equal-weighted to ensure that each of its component securities is represented in approximate equal dollar value at each reconstitution. The Index is capped at a maximum of 100 constituent securities. If there are fewer than 50 stocks suitable for inclusion based on the eligibility criteria, stocks mapped to the next highest-ranked quartile of sub-sectors would be added until the minimum number of Index constituents is met. To ensure that each component stock continues to represent approximate equal market value in the Index, adjustments, if necessary, are made annually after the close of trading on the third Friday of December (the “Reconstitution Day”) based on information as of the last business day two weeks before the Reconstitution Day (the “Review Selection Day”). As of July 31, 2026, the Index was comprised of 97 stocks.
The Index is sponsored by FactSet (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Technology Sector Risk: Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Electronic Media Companies Risk: Electronic media companies create, own, and distribute various forms of technology-based visual, audio, and interactive content, as well as information databases that they sell or lease to others. Electronic media companies can be adversely affected by, among other things, changes in government regulation, intense competition, dependency on patent protection, and rapid obsolescence of products and services due to product compatibility or changing consumer preferences.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Concentration Risk: When the Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not done so.
Depositary Receipts Risk: Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based. To the extent the Fund invests in depositary receipts based on securities included in the Index, such differences in prices may increase index tracking risk. Investments in depositary receipts are generally subject to the same risks as their underlying securities, including political, regulatory, and economic risks. There may be less information publicly available about a non-U.S. entity that issues the underlying securities than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; liquidity risks; differing securities market structures; higher transaction costs; and various administrative difficulties.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Growth Stock Risk: The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	47.04%	Q2 2020
Lowest Quarterly Return	-29.49%	Q2 2022
Year-to-Date	11.55%	9/30/2026
Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.

	One Year	Five Years	Since Inception
			1/13/2016
Return Before Taxes	2.41%	-3.65%	14.22%
Return After Taxes on Distributions	2.41%	-3.66%	14.00%
Return After Taxes on Distributions and Sale of Fund Shares	1.43%	-2.74%	11.89%
FactSet Innovative Technology Index (reflects no deduction for fees, expenses or taxes)	2.94%	-3.37%	14.62%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	15.77%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider, Michael Finocchi and Emiliano Rabinovich.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 1997.
Michael Finocchi is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Team. He joined the Adviser in 2005.
Emiliano Rabinovich, CFA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 2006.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

State Street® SPDR® Global Dow ETF
Investment Objective
The State Street SPDR Global Dow ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of multinational blue-chip issuers.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.50%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.50%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$51	$160	$280	$628
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 10% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of The Global Dow (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective. The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended; however, the Fund may become “non-diversified” solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). When the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.
The Index is made up of approximately 150 companies from around the world. The companies are selected not just based on size and reputation, but also on their importance in the global economy. The Index has been designed to cover both developed and emerging countries. The Index is equal weighted and will be reset to equal weights annually each September. As of July 31, 2026, the Index comprised 151 stocks.
The Index is sponsored by S&P Dow Jones Indices LLC  (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Non-U.S. Securities Risk: Non-U.S. securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. To the extent underlying securities held by the Fund trade on foreign exchanges that are closed when the exchange on which the Fund's shares trade is open, there may be deviations between the current price of an underlying security and the last quoted price for the underlying security on the closed foreign market. These deviations could result in the Fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent that the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Investments in depositary receipts may be less liquid and more volatile than the underlying shares in their primary trading market.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.

Currency Risk: The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and delays, restrictions or prohibitions on the repatriation of foreign currencies. Foreign currency exchange rates may have significant volatility, and changes in the values of foreign currencies against the U.S. dollar may result in substantial declines in the values of the Fund's assets denominated in foreign currencies.
Depositary Receipts Risk: Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based. To the extent the Fund invests in depositary receipts based on securities included in the Index, such differences in prices may increase index tracking risk.
Emerging Markets Risk: Risks of investing in emerging markets include, among others, greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, increased potential for market manipulation, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country's dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, and less developed legal systems. There is also the potential for unfavorable action such as expropriation, nationalization, embargoes, and acts of war. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. Market disruptions or substantial market corrections may limit very significantly the liquidity of securities of certain companies in a particular country or geographic region, or of all companies in the country or region. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. These risks are generally greater for investments in frontier market countries, which typically have smaller economies or less developed capital markets than traditional emerging market countries.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the NAV of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis. In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Non-Diversification Risk: The Fund may become “non-diversified” for periods of time solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). To the extent the Fund becomes non-diversified, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	18.29%	Q4 2020
Lowest Quarterly Return	-23.60%	Q1 2020
Year-to-Date	13.00%	9/30/2026
Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	29.52%	14.82%	12.87%
Return After Taxes on Distributions	28.43%	14.02%	12.19%
Return After Taxes on Distributions and Sale of Fund Shares	17.85%	11.72%	10.57%
The Global Dow (reflects no deduction for fees, expenses or taxes other than withholding taxes on reinvested dividends)	29.60%	14.92%	12.90%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider, Kathleen Morgan and Emiliano Rabinovich.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 1997.
Kathleen Morgan, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Team. She joined the Adviser in 2017.
Emiliano Rabinovich, CFA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 2006.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

State Street® SPDR® ICE Preferred Securities ETF
Investment Objective
The State Street SPDR ICE Preferred Securities ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index based upon
Preferred Securities (as defined below).

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.45%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.45%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$46	$144	$252	$567
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 14% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the ICE Exchange-Listed Fixed & Adjustable Rate Preferred Securities Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective. The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended; however, the Fund may become “non-diversified” solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). When the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the Fund may invest in securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.
The Index is designed to measure the performance of non-convertible preferred stock and securities that are functionally equivalent to preferred stock, including, but not limited to, senior and subordinated debt (collectively, “Preferred Securities”). Preferred Securities generally pay fixed rate distributions (but may pay distributions based on adjustable rates) and typically have “preference” over common stock in the payment of distributions and the liquidation of a company's assets — preference means that a company must pay distributions on its Preferred Securities before paying dividends on its common stock, and the claims of Preferred Securities holders are ahead of common stockholders' claims on assets in a corporate liquidation. The Index includes Preferred Securities that meet the following criteria: (i) are non-convertible; (ii) have a par amount of $25; (iii) are primarily listed on the NYSE or NASDAQ exchanges, (iv) have a minimum amount outstanding of $250 million; (v) are U.S. dollar denominated; (vi) are rated investment grade by one of Moody's Investors Service, Inc. or S&P Global Ratings ratings services; (vii) are publicly registered or exempt from registration under the Securities Act of 1933; (viii) have a fixed or floating rate coupon or dividend schedule; (ix) have a minimum average monthly trading volume of at least 250,000 trading units during the preceding six months; and (x) have at least 18 months to final maturity at time of issuance and a minimum remaining term to final maturity of at least one day. The Index may include securities of companies headquartered outside of the United States. The Index does not include auction rate preferred securities, convertible preferred shares, securities with a sinking fund, shares in closed-end funds, purchase units, purchase contracts, corporate pay-in-kind securities and derivative instruments.
The Index is modified market capitalization weighted. The aggregate weight of securities of an individual issuer is limited to 5%, and any weight exceeding this limit will be redistributed on a pro-rata basis to securities of issuers that do not exceed the 5% limit. In the event the Index includes securities of fewer than 20 issuers, the aggregate weight of each issuer's securities will be equally weighted and the issuer's individual securities will be weighted on a pro-rata basis. The Index is rebalanced on the last calendar day of each month based on information available up to and including the third business day before the last business day of the month. As of August 31, 2026, a significant portion of the Fund comprised companies in the financial sector, although this may change from time to time. As of July 31, 2026, the Index comprised 163 Preferred Securities.
The Index is sponsored by ICE Data Indices, LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Preferred Securities Risk: Generally, Preferred Security holders have no or limited voting rights with respect to the issuing company. In addition, Preferred Securities are generally senior to common stock, but may be subordinated to bonds and other debt instruments in a company's capital structure and therefore may be subject to greater credit risk than those debt instruments. In the event an issuer of Preferred Securities experiences economic difficulties, the issuer's Preferred Securities may lose substantial value due to the increased likelihood of deferred interest or dividend payments and the fact that the Preferred Security may be subordinated to other securities of the same issuer. Further, because many Preferred Securities pay interest or dividends at a fixed rate, their market price can be sensitive to changes in interest rates in a manner similar to bonds — that is, as interest rates rise, the value of the Preferred Securities held by the Fund are likely to decline. In addition, to the extent Preferred Securities allow holders to convert the Preferred Securities into common stock of the issuer, their market price can be sensitive to changes in the value of the issuer's common stock and, therefore, declining common stock values may also cause the value of the Fund's investments to decline. Preferred securities often have call features which allow the issuer to redeem the security at its discretion. The redemption of a Preferred Security having a higher than average yield may cause a decrease in the Fund's yield.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
Depositary Receipts Risk: Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based. To the extent the Fund invests in depositary receipts based on securities included in the Index, such differences in prices may increase index tracking risk.
Financial Sector Risk: Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Banking Companies Risk: The performance of bank stocks may be affected by extensive governmental regulation, which may limit the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. The impact of changes in regulations and capital requirements on a banking company cannot be predicted and may negatively impact such banking company. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively impact banking companies. Banks may also be subject to severe price competition. Competition among banking companies is high and failure to maintain or increase market share may result in lost market value.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Non-Diversification Risk: The Fund may become “non-diversified” for periods of time solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). To the extent the Fund becomes non-diversified, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds.
Non-U.S. Securities Risk: Non-U.S. securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. To the extent underlying securities held by the Fund trade on foreign exchanges that are closed when the exchange on which the Fund's shares trade is open, there may be deviations between the current price of an underlying security and the last quoted price for the underlying security on the closed foreign market. These deviations could result in the Fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Investments in depositary receipts may be less liquid and more volatile than the underlying shares in their primary trading market.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	8.71%	Q1 2019
Lowest Quarterly Return	-10.03%	Q1 2020
Year-to-Date	-6.66%	9/30/2026
Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares. Effective May 1, 2021 (the “Benchmark Index Change Date”), the Fund's benchmark index changed from the Wells Fargo Hybrid and Preferred Securities Aggregate Index (the “Previous Benchmark Index”) to the ICE Exchange-Listed Fixed & Adjustable Rate Preferred Securities Index, consistent with a change in the Fund's principal investment strategy to track the performance of the current index. Performance of the Fund prior to the Benchmark Index Change Date is therefore based on the Fund's investment strategy to track the Previous Benchmark Index and may have been different had the Fund tracked the current index.
	One Year	Five Years	Ten Years
Return Before Taxes	2.61%	-0.60%	2.43%
Return After Taxes on Distributions	0.49%	-2.47%	0.55%
Return After Taxes on Distributions and Sale of Fund Shares	2.15%	-0.93%	1.34%
ICE Exchange-Listed Fixed & Adjustable Rate Preferred Securities Index/Wells Fargo Hybrid and Preferred Securities Aggregate Index[1] (reflects no deduction for fees, expenses or taxes)	3.06%	-0.29%	2.76%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
1
Returns shown are reflective of the Index for periods beginning on the Benchmark Index Change Date and the Previous Benchmark Index for periods prior to the Benchmark Index Change Date.
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.

Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider, Amy Scofield and Michael Finocchi.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 1997.
Amy Scofield is a Vice President of the Adviser and a Portfolio Manager in the Systematic Equity Team. She joined the Adviser in 2010.
Michael Finocchi is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Team. He joined the Adviser in 2005.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

State Street® SPDR® MSCI USA Gender Diversity ETF
Investment Objective
The State Street SPDR MSCI USA Gender Diversity ETF seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks U.S. large-
and mid-cap companies exhibiting certain gender diversity and diversity management characteristics.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.20%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.20%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$20	$64	$113	$255
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 67% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the MSCI USA Gender Diversity Select Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective. The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended; however, the Fund may become “non-diversified” solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). When the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes.  In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.
The MSCI USA Gender Diversity Select Index (the “Index”) is designed to represent the performance of companies that exhibit a commitment towards promoting and maintaining a high level of gender diversity across the different levels within their organization, including their corporate board, executive and senior management, and workforce. The selection universe for the Index includes all constituents in the MSCI USA Index (the “Parent Index”), which is designed to measure the performance of the large- and mid-cap segments of the U.S. market. The Parent Index includes companies classified as United States companies by the Index Provider generally based on the company's country of incorporation and the primary listing of its securities.
The Index incorporates certain gender diversity and environmental, social and governance (“ESG”) metrics developed by MSCI ESG Research (a subsidiary of the Index Provider (defined below)) to score and screen each security within the Parent Index. Companies in the Parent Index are first assigned an ESG Controversy Score, which provides an assessment of controversies concerning any negative environmental, social and/or governance impact of a company's operations, products and services. ESG Controversy Scores fall on a 0-10 scale, with 0 representing a company assessed as having involvement in very severe controversies. The Parent Index is screened to remove (i) companies with an ESG Controversy Score of 0 and (ii) companies not assigned an ESG Controversy Score. In addition, the Parent Index is also screened to remove companies with a Labor Rights – Discrimination and Workforce Diversity Controversy score of 0 or 1, which are companies determined as having involvement in certain very severe or severe workforce diversity controversies. Factors affecting this evaluation include, but are not limited to, a history of involvement in discrimination- related legal cases, widespread or egregious instances of discrimination on the basis of sex, race, or ethnicity, resistance to improved practices, and workplace discrimination-related criticism and allegations by non-governmental organizations and/or other third-party observers.
The remaining securities are each assigned an MSCI Gender Diversity Score based on two components: a Women Representation Score and a Diversity Management Score. The Women Representation Score reflects 75% of the weight of the MSCI Gender Diversity Score and evaluates each company based on the following criteria and the company's disclosure of such criteria: (i) percent/number of women on the board of directors, (ii) percent of women in executive management positions, (iii) percent of women in senior management positions, and (iv) percent of all employees who are women. The Diversity Management Score represents the remaining 25% of the weight of the MSCI Gender Diversity Score and evaluates each company based on the following criteria: (i) workforce diversity policies and senior management oversight of such policies; (ii) programs to help attract, retain and promote women in the workforce, including explicit quantitative recruitment targets and employee benefits; and (iii) ability to attract, retain and develop human capital based on its provision of benefits, training and development programs, and employee engagement. Companies are not eligible for inclusion in the Index if they have (i) no women serving on the board of directors and no women serving in executive management positions or (ii) a Women Representation Score of 3 or less (based on a 0-10 scale).
For each GICS (Global Industry Classification Standard) sector, companies are selected for inclusion in the Index primarily in decreasing order of MSCI Gender Diversity Score until 50% of the free float adjusted market capitalization (calculated by multiplying the number of shares readily available in the market by the price of such shares) of the sector is reached. The selected securities are weighted by the product of their market capitalization weight in the Parent Index and the MSCI Gender Diversity Score. The weights are then distributed proportionally to sum to 100%. Sector weights in the Index are set equal to the corresponding sector weight in the Parent Index. To mitigate concentration risk, each security's weight in the Index is capped at 4.5%, and any weight exceeding this limit will be redistributed on a pro-rata basis to securities that do not exceed the 4.5% limit. The index is rebalanced quarterly, and changes are implemented at the end of February, May, August and November. As of August 31, 2026, a significant portion of the Fund comprised companies in the technology sector, although this may change from time to time. As of July 31, 2026, the Index comprised 231 securities.
The Index is sponsored by MSCI, Inc. (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
ESG Investing Risk: The Index's incorporation of ESG considerations in its methodology may cause the Fund to make different investments than funds that do not incorporate such considerations in their strategy or investment processes. Under certain economic conditions, this could cause the Fund's investment performance to be worse than funds that do not incorporate such considerations. The Index's incorporation of ESG considerations may affect the Fund's exposure to certain sectors and/or types of investments, and may adversely impact the Fund's performance depending on whether such sectors or investments are in or out of favor in the market. The Index methodology incorporates data and scores provided by third parties, which may be unavailable or limited for certain issuers and/or only take into account one or a few of many ESG related components of portfolio companies. In instances where data or scores are unavailable or limited, (i) the Index may include, and the Fund may therefore hold, securities of companies that otherwise would not be included or held if data or scores were available or more complete, or (ii) the Index, and therefore the Fund, may exclude securities of companies that otherwise would have been included or held if data or scores were available or more complete. In addition, ESG information and scores across third party data providers, indexes and other funds may differ and/or be incomparable. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Fund's ESG-related objectives and/or criteria.
Gender Diversity Risk: The returns on a portfolio of securities that excludes companies that are not gender diverse may trail the returns on a portfolio of securities that includes companies that are not gender diverse. Investing only in a portfolio of securities of companies that are gender diverse may affect the Fund's exposure to certain types of investments and may adversely impact the Fund's performance depending on whether such investments are in or out of favor in the market.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Mid-Capitalization Securities Risk: The securities of mid-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of mid-sized companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of mid-sized issuers may be illiquid or may be restricted as to resale, and their values may be volatile.
Non-Diversification Risk: The Fund may become “non-diversified” for periods of time solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). To the extent the Fund becomes non-diversified, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds.
Technology Sector Risk: Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations.  This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	20.85%	Q2 2020
Lowest Quarterly Return	-23.16%	Q1 2020
Year-to-Date	20.19%	9/30/2026
Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.  Effective December 8, 2022 (the “Benchmark Index Change Date”), the Fund's benchmark index changed from the SSGA Gender Diversity Index (the “Previous Benchmark Index”) to the MSCI USA Gender Diversity Select Index, consistent with a change in the Fund's principal investment strategy to track the performance of the current index. Performance of the Fund prior to the Benchmark Index Change Date is therefore based on the Fund's investment strategy to track the Previous Benchmark Index and may have been different had the Fund tracked the current index.
	One Year	Five Years	Since Inception
			3/7/2016
Return Before Taxes	15.33%	9.43%	11.56%
Return After Taxes on Distributions	14.99%	9.10%	10.63%
Return After Taxes on Distributions and Sale of Fund Shares	9.29%	7.40%	9.14%
MSCI USA Gender Diversity Select Index/SSGA Gender Diversity Index[1] (reflects no deduction for fees, expenses or taxes)	15.55%	9.61%	11.74%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	15.31%
1
Returns shown are reflective of the Index for periods beginning on the Benchmark Index Change Date and the Previous Benchmark Index for periods prior to the Benchmark Index Change Date.
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
The Adviser and certain of its affiliates intend to make contributions to a charitable organization, which is tax-exempt under section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), developed to provide financial support to third party charitable organizations which seek to enhance gender equity through educational efforts. Charitable contributions from the Adviser and certain of its affiliates will be benchmarked to the assets under management of the Fund. The charitable organization will seek to make donations to identified charitable organizations that support continuing educational efforts designed to mitigate gender inequality in corporate America, and will aim to engage with other organizations in an effort to increase the amount of philanthropic dollars available for such initiatives.
The charitable organization will not participate in, or have any influence on the day-to-day operations of, the Fund or the Adviser's management of the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Amy Cheng, Kathleen Morgan, and Amy Scofield.
Amy Cheng is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Team. She joined the Adviser in 2000.
Kathleen Morgan, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Team. She joined the Adviser in 2017.
Amy Scofield is a Vice President of the Adviser and a Portfolio Manager in the Systematic Equity Team. She joined the Adviser in 2010.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

State Street® SPDR® MSCI USA StrategicFactorsSM ETF
Investment Objective
The State Street SPDR MSCI USA StrategicFactors ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index based upon the U.S. equity market.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.15%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.15%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$15	$48	$85	$192
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 17% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the MSCI USA Factor Mix A-Series Capped Index  (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective. The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended; however, the Fund may become “non-diversified” solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). When the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.
The Index is designed to measure the equity market performance of large-and mid-cap companies across the U.S. equity market. It aims to represent the performance of a combination of three factors: value, quality, and low volatility. The Index is an equal weighted combination of the following three MSCI Factor Indices in a single composite index: the MSCI USA Value Weighted Index, the MSCI USA Quality Index, and the MSCI USA Minimum Volatility Index (each, a “Component Index”). If the MSCI USA Minimum Volatility Index is not available due to the concentrated nature of its underlying parent index (for example, in the event of a low number of stocks or where a relatively few number of constituents constitutes a large proportion of index weight), the MSCI USA Minimum Volatility Index is replaced with the MSCI USA Risk Weighted Index (if used to replace the MSCI USA Minimum Volatility Index, also a “Component Index”) and the Index is an equal weighted combination of the MSCI USA Value Weighted Index, the MSCI USA Quality Index and the MSCI USA Risk Weighted Index. The Index Provider (defined below) determines if such replacement is necessary and reviews the MSCI USA Minimum Volatility Index for viability on a regular basis. The MSCI USA Value Weighted Index includes publicly-traded companies domiciled in the U.S., weighted to emphasize stocks with lower valuations, by giving higher index weight to stocks with higher values of fundamental variables such as sales, earnings, cash earnings and book value. The MSCI USA Quality Index includes publicly-traded companies domiciled in the U.S., weighted to emphasize stocks with historically high return on equity, stable year-over-year earnings growth, and low financial leverage. The MSCI USA Minimum Volatility Index aims to reflect the performance characteristics of a minimum variance strategy applied to publicly-traded companies domiciled in the U.S. and is weighted to provide the lowest absolute risk within a given set of constraints. The MSCI USA Risk Weighted Index includes publicly-traded companies domiciled in the U.S., and reweights the constituents so that stocks with lower volatility, measured as the weekly return variance over the prior three years, are given higher index weight. Each Component Index is attributed equal weight (1/3) at each rebalancing. All constituents of each Component Index are included in the Index. The weight of each security in the Index is determined based on 1) the security's weight in each underlying Component Index; and 2) the weight of each underlying Component Index in the Index. The Index is then subject to the MSCI A-Series Index Methodology. The MSCI A-Series Index Methodology first seeks to ensure the Index includes at least 25 constituents. In the event the Index does not contain at least 25 constituents, the Index is supplemented by including constituents of the MSCI USA Small Cap Index, selected in decreasing order based on full market capitalization, until the target of 25 constituents is reached. The MSCI A-Series Index Methodology then applies the MSCI 25/50 Index Methodology, which aims to reflect 5/25/50 weight constraints (i.e., no issuer has a weight above 25%, and the sum of weights of all issuers with weights above 5% does not exceed 50%). The Index is rebalanced semi-annually, usually as of the close of the last business day of May and November, coinciding with the semi-annual index reviews of the MSCI Global Investable Market Indices and of each Component Index. As of August 31, 2026, a significant portion of the Fund comprised companies in the technology and financial sectors, although this may change from time to time. As of July 31, 2026, the Index comprised 526 securities.
The Index is sponsored by MSCI, Inc.  (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.

Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Mid-Capitalization Securities Risk: The securities of mid-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of mid-sized companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of mid-sized issuers may be illiquid or may be restricted as to resale, and their values may be volatile.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Financial Sector Risk: Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the

Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Low Volatility Risk: Although subject to the risks of common stocks, low volatility stocks are seen as having a lower risk profile than the overall markets. However, a portfolio comprised of low volatility stocks may not produce investment exposure that has lower variability to changes in such stocks' price levels. Low volatility stocks are likely to underperform the broader market during periods of rapidly rising stock prices.
Non-Diversification Risk: The Fund may become “non-diversified” for periods of time solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). To the extent the Fund becomes non-diversified, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds.
Quality Investing Risk: A “quality” style of investing emphasizes companies with high returns on equity, stable earnings per share growth, and low financial leverage. This style of investing is subject to the risk that the past performance of these companies does not continue or that the returns on “quality” equity securities are less than returns on other styles of investing or the overall stock market.
Technology Sector Risk: Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
Value Stock Risk: A “value” style of investing is subject to the risk that the returns on “value” equity securities are less than returns on other styles of investing or the overall stock market. Value stocks present the risk that they may decline in price or never reach their expected full market value because the market fails to recognize a stock's intrinsic worth.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	16.70%	Q2 2020
Lowest Quarterly Return	-19.32%	Q1 2020
Year-to-Date	9.71%	9/30/2026
Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	14.03%	12.45%	13.36%
Return After Taxes on Distributions	13.64%	12.04%	12.85%
Return After Taxes on Distributions and Sale of Fund Shares	8.56%	9.88%	11.04%
MSCI USA Factor Mix A-Series Capped Index (reflects no deduction for fees, expenses or taxes)	14.24%	12.61%	13.54%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider, John Law and Emiliano Rabinovich.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 1997.
John Law, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Team. He joined the Adviser in 2016.
Emiliano Rabinovich, CFA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 2006.

Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

State Street® SPDR® NYSE Technology ETF
Investment Objective
The State Street SPDR NYSE Technology ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of publicly traded technology companies.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.35%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.35%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$36	$113	$197	$443
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 15% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the NYSE Technology Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.
The Index is composed of 35 leading U.S.-listed technology-related companies. The investible universe of the Index comprises all stocks in the Technology sector and technology-related stocks in the Consumer Discretionary sector, as defined by the Index Provider (as defined below) that are listed on major U.S. stock exchanges and meet the following criteria as of the index rebalance reference date: (i) issued by a company with a minimum market capitalization of $2 billion and (ii) have a trailing 3-month average daily traded value of $10 million. Stocks must also meet at least one of the following three revenue- and sales-based criteria: (i) sales from the latest quarter increased compared to sales from the same quarter of the previous year, (ii) have only one consecutive quarter of negative sales growth over the last two years, or (iii) have revenue totals from the last four quarters that classify it within the top 75 companies within the specific industry classification designated to it by the Index Provider. Eligible stocks are then ranked based on market capitalization and liquidity, and the top 35 stocks are selected for inclusion in the Index. At least 75% of the companies included in the Index must be headquartered in the United States. The Index is equal-weighted and rebalanced annually after the close of trading on the third Friday of December. As of July 31, 2026 the Index comprised 35 stocks.
The Index is sponsored by ICE Data Indices, LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Technology Sector Risk: Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.

Concentration Risk: When the Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not done so.
Consumer Discretionary Sector Risk: The success of consumer product manufacturers and retailers is tied closely to the performance of the overall global economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on their respective profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.

Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	36.19%	Q2 2020
Lowest Quarterly Return	-25.59%	Q2 2022
Year-to-Date	37.67%	9/30/2026
Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares. Effective September 11, 2017, the Fund's benchmark was renamed the NYSE Technology Index due to a transfer of the Index's management to ICE Data Indices, LLC. Prior to September 11, 2017, the Fund's benchmark was named the Morgan Stanley Technology Index.
	One Year	Five Years	Ten Years
Return Before Taxes	38.09%	14.98%	21.60%
Return After Taxes on Distributions	38.01%	14.86%	20.68%
Return After Taxes on Distributions and Sale of Fund Shares	22.60%	12.04%	18.18%
NYSE Technology Index (reflects no deduction for fees, expenses or taxes)	38.64%	15.41%	22.14%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider, Kathleen Morgan and Emiliano Rabinovich.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 1997.
Kathleen Morgan, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Team. She joined the Adviser in 2017.
Emiliano Rabinovich, CFA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 2006.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.

Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

State Street® SPDR® Portfolio Nasdaq® 100 ETF
Investment Objective
The State Street SPDR Portfolio Nasdaq 100 ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of large capitalization equity securities of non-financial companies listed on a U.S. exchange.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.10%
Distribution and service (12b-1) fees	None
Other expenses[1]	0.00%
Total annual Fund operating expenses	0.10%
1
“Other expenses” are based on estimated amounts for the current fiscal year.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3
$10	$32
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. From the Fund's commencement of operations on June 23, 2026 to the most recent fiscal year end, the Fund's portfolio turnover rate was 0% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the Nasdaq 100 Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.
The Index is designed to measure the performance of 100 of the largest domestic and international non-financial companies, based on market capitalization, listed on U.S. Nasdaq-affiliated exchanges. Non-financial companies are all companies except for those classified as “financials” companies according to Industry Classification Benchmark (ICB), a product of FTSE International Limited. The selection universe for the Index includes all common stocks, tracking stocks and American Depositary Receipts (“ADRs”), including New York Registry Shares. Real estate investment trusts (REITs), Special Purpose Acquisition Companies (SPACs) and “when-issued” securities, as well as securities issued by companies who have filed for bankruptcy, are not eligible for inclusion in the Index. To be included in the Index, a security must generally (i) have a three-month average daily value traded of at least $5 million and (ii) have traded for at least three full calendar months, not including the month of initial listing, on an eligible exchange (such as any U.S. Nasdaq-affiliated exchange, New York Stock Exchange, NYSE American, or Cboe BZX).
Certain newly listed issuers, such as those that are listed via an initial public offering (“IPO”) or ones that were recently listed on an eligible exchange, may be added to the Index on an expedited (“fast entry”) basis if, among other things, they satisfy all applicable eligibility criteria and their market capitalization ranks within the top 40 Index constituents. Such issuers will be evaluated as of the end of their seventh trading day and added to the Index after 15 trading days (except that if the 15th trading day falls in the same month as a scheduled reconstitution or rebalance, then such issuers will either be added to the Index as part of the scheduled reconstitution or rebalance or no sooner than five trading days after the scheduled reconstitution or rebalance, as applicable per the Index methodology). An issuer listed on an eligible exchange for less than three full calendar months may also be added to the Index at a scheduled reconstitution or rebalance if it satisfies all other applicable eligibility criteria and ranks within the top 40 Index constituents as of the applicable reference date. A fast entry addition to the Index will not require removal of another security and may temporarily increase the Index constituent count to more than 100.
The Index is modified market capitalization weighted. The Index is reconstituted annually in December and rebalanced quarterly in March, June, and September, and may also experience additional constituent changes in accordance with its methodology. At the December reconstitution, no security may exceed 15% of the Index. At the quarterly rebalance, no issuer may exceed 24% of the weight of the Index. A special reweighting may be conducted at any time if certain weighting restrictions are exceeded based on end-of-day values. As of August 31, 2026, a significant portion of the Fund comprised companies in the technology and consumer discretionary sectors, although this may change from time to time. As of July 31, 2026, the Index comprised 103 stocks.
The Index is sponsored by Nasdaq, Inc. (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Consumer Discretionary Sector Risk: The success of consumer product manufacturers and retailers is tied closely to the performance of the overall global economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on their respective profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.
Depositary Receipts Risk: Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based. To the extent the Fund invests in depositary receipts based on securities included in the Index, such differences in prices may increase index tracking risk.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The

Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Limited Track Record Risk: The Fund has a limited track record and there is no assurance that the Fund will grow quickly. When the Fund's size is small, the Fund may experience low trading volume, which could lead to wider bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange. Any resulting liquidation of the Fund could cause elevated transaction costs for the Fund and negative tax consequences for its shareholders.
Non-Diversification Risk: As a “non-diversified” fund, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds. The Fund may become diversified for periods of time solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities).
Non-U.S. Securities Risk: Non-U.S. securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. To the extent underlying securities held by the Fund trade on foreign exchanges that are closed when the exchange on which the Fund's shares trade is open, there may be deviations between the current price of an underlying security and the last quoted price for the underlying security on the closed foreign market. These deviations could result in the Fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent that the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Investments in depositary receipts may be less liquid and more volatile than the underlying shares in their primary trading market.
Technology Sector Risk: Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Fund Performance

The Fund has not yet completed a full calendar year of operations and therefore does not report its performance history in this Prospectus. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns based on net assets and comparing the Fund's performance to a relevant broad-based securities index. Updated performance information may be obtained by calling 1-866-787-2257 or visiting the Fund's website: www.statestreet.com/im.

Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider, Emiliano Rabinovich and Thomas Coleman.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 1997.
Emiliano Rabinovich, CFA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 2006.
Thomas Coleman, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Team. He joined the Adviser in 1998.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on The Nasdaq Stock Market LLC (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

State Street® SPDR® Portfolio S&P 1500® Composite Stock Market ETF
Investment Objective
The State Street SPDR Portfolio S&P 1500 Composite Stock Market ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks a broad universe of exchange traded U.S. equity securities.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.03%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.03%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$3	$10	$17	$39
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 3% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P Composite 1500 Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective. The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended; however, the Fund may become “non-diversified” solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). When the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the

Fund may invest in equity securities that are not included in the Index (including common stock, preferred stock, depositary receipts and shares of other investment companies). The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.
The Index is designed to measure the performance of the broad exchange-traded U.S. equity securities universe. The Index consists of those stocks included in the S&P 500 Index, the S&P MidCap 400 Index, and the S&P SmallCap 600 Index. Each underlying index includes U.S. common equities listed on the NYSE, NYSE Arca, NYSE American, NASDAQ Global Select Market, NASDAQ Global Market, NASDAQ Capital Market, Cboe BZX, Cboe BYX, Cboe EDGA, or Cboe EDGX that meet specific market capitalization requirements. To be included in an underlying index, a security (or issuer of a security, as applicable) should (i) have an annual dollar value traded to float-adjusted market capitalization ratio of 0.75 or greater at the time of addition to the Index; (ii) trade a minimum of 250,000 shares in each of the six months leading up to the evaluation date; (iii) have a public float of at least 10%; and (iv) have positive aggregate earnings over the four most recent quarters and for the most recent quarter.
The Index is float-adjusted market capitalization weighted. Index constituents are added and removed on an as-needed basis. The Index is rebalanced on a quarterly basis in March, June, September and December. As of August 31, 2026, a significant portion of the Fund comprised companies in the technology sector, although this may change from time to time. As of July 31, 2026, the Index comprised 1,505 stocks.
The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Non-Diversification Risk: The Fund may become “non-diversified” for periods of time solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). To the extent the Fund becomes non-diversified, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds.
Technology Sector Risk: Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.

Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	20.78%	Q2 2020
Lowest Quarterly Return	-20.62%	Q1 2020
Year-to-Date	12.56%	9/30/2026
Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares. Effective November 16, 2017, the Fund's benchmark index changed from the Russell 3000 Index to the SSGA Total Stock Market Index.  Effective January 24, 2020, the Fund's benchmark index changed from the SSGA Total Stock Market Index to the S&P Composite 1500 Index.  Each benchmark index change was consistent with a change in the Fund's principal investment strategy to track the performance of a new index.  Performance of the Fund prior to January 24, 2020 is therefore based on the Fund's investment strategy to track the applicable prior indexes and may have been different had the Fund tracked the current index.
	One Year	Five Years	Ten Years
Return Before Taxes	16.94%	13.94%	14.45%
Return After Taxes on Distributions	16.59%	13.54%	13.98%
Return After Taxes on Distributions and Sale of Fund Shares	10.22%	11.10%	12.02%
S&P Composite 1500 Index/SSGA Total Stock Market Index/Russell 3000 Index[1] (reflects no deduction for fees, expenses or taxes)	17.02%	13.96%	14.47%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
1
Returns shown are reflective of the S&P Composite 1500 Index for the period from January 24, 2020 to December 31, 2024, the SSGA Total Stock Market Index for the period from November 16, 2017 to January 23, 2020, and the Russell 3000 Index for the period from January 1, 2016 to November 15, 2017.
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider, Kathleen Morgan and Emiliano Rabinovich.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 1997.
Kathleen Morgan, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Team. She joined the Adviser in 2017.
Emiliano Rabinovich, CFA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 2006.

Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

State Street® SPDR® Portfolio S&P 400™ Mid Cap ETF
Investment Objective
The State Street SPDR Portfolio S&P 400 Mid Cap ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of mid-capitalization exchange traded U.S. equity securities.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.03%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.03%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$3	$10	$17	$39
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 17% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P MidCap 400 Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective. The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended; however, the Fund may become “non-diversified” solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). When the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.
The Index is designed to measure the performance of the mid-capitalization segment of the U.S. equity market. The selection universe for the Index includes all U.S. common equities listed on the NYSE, NYSE Arca, NYSE American, NASDAQ Global Select Market, NASDAQ Global Market, NASDAQ Capital Market, Cboe BZX, Cboe BYX, Cboe EDGA, or Cboe EDGX with unadjusted market capitalizations between $8 billion and $22.7 billion and float-adjusted market capitalizations of at least $4 billion at the time of inclusion. These capitalization ranges may be revised by the Index Provider (as defined below) at any time. To be included in the Index, a security (or issuer of a security, as applicable) should (i) have an annual dollar value traded to float-adjusted market capitalization ratio of 0.75 or greater at the time of addition to the S&P Composite 1500 Index (the Index's parent index); (ii) trade a minimum of 250,000 shares in each of the six months leading up to the evaluation date; (iii) have a public float of at least 10%; and (iv) have positive aggregate earnings over the four most recent quarters and for the most recent quarter. In selecting securities for inclusion in the Index, the Index Provider also considers sector balance by comparing the weight of each GICS (Global Industry Classification Standard) sector in the Index to its weight in the relevant market capitalization range of the S&P Total Market Index.
The Index is float-adjusted market capitalization weighted. Index constituents are added and removed on an as-needed basis. The Index is rebalanced on a quarterly basis in March, June, September and December. As of August 31, 2026, a significant portion of the Fund comprised companies in the industrial and financial sectors, although this may change from time to time. As of July 31, 2026, the Index comprised 400 stocks.
The Index is sponsored by S&P Dow Jones Indices LLC  (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Mid-Capitalization Securities Risk: The securities of mid-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of mid-sized companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of mid-sized issuers may be illiquid or may be restricted as to resale, and their values may be volatile.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.

Financial Sector Risk: Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Industrial Sector Risk: Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products and services in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, another component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Non-Diversification Risk: The Fund may become “non-diversified” for periods of time solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). To the extent the Fund becomes non-diversified, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	24.31%	Q4 2020
Lowest Quarterly Return	-29.75%	Q1 2020
Year-to-Date	9.89%	9/30/2026
Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares. Effective August 31, 2016, the Fund's benchmark index changed from the Russell Small Cap Completeness Index to the S&P 1000 Index.  Effective January 24, 2020, the Fund's benchmark index changed from the S&P 1000 Index to the S&P MidCap 400 Index.  Each benchmark index change was consistent with a change in the Fund's principal investment strategy to track the performance of a new index.  Performance of the Fund prior to January 24, 2020 is therefore based on the Fund's investment strategy to track the applicable prior indexes and may have been different had the Fund tracked the current index.

	One Year	Five Years	Ten Years
Return Before Taxes	7.48%	9.08%	10.36%
Return After Taxes on Distributions	7.02%	8.62%	9.81%
Return After Taxes on Distributions and Sale of Fund Shares	4.58%	7.05%	8.33%
S&P MidCap 400 Index/S&P 1000 Index/Russell Small Cap Completeness Index[1] (reflects no deduction for fees, expenses or taxes)	7.50%	9.12%	10.40%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
1
Returns shown are reflective of the S&P MidCap 400 Index for the period January 24, 2020 to December 31, 2024, the S&P 1000 Index for the period from August 31, 2016 to January 23, 2020, and the Russell Small Cap Completeness Index for the period from January 1, 2016 to August 30, 2016.
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider, Mark Krivitsky and Emiliano Rabinovich.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 1997.
Mark Krivitsky is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Team and the Tax-Efficient Market Capture Group. He joined the Adviser in 1996.
Emiliano Rabinovich, CFA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 2006.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

State Street® SPDR® Portfolio S&P 500® Growth ETF
Investment Objective
The State Street SPDR Portfolio S&P 500 Growth ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of large capitalization exchange traded U.S. equity securities exhibiting “growth” characteristics.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.04%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.04%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$4	$13	$23	$51
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 21% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P 500 Growth Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.
The Index measures the performance of the large-capitalization growth segment of the U.S. equity market. The Index consists of those stocks in the S&P 500 Index exhibiting the strongest growth characteristics based on: (i) sales growth; (ii) changes in earnings over price; and (iii) momentum. The S&P 500 Index focuses on the large capitalization U.S. equity market, including common stock and real estate investment trusts (“REITs”). The selection universe for the S&P 500 Index includes all U.S. common equities listed on the NYSE, NYSE Arca, NYSE American, NASDAQ Global Select Market, NASDAQ Global Market, NASDAQ Capital Market, Cboe BZX, Cboe BYX, Cboe EDGA, or Cboe EDGX with unadjusted market capitalizations of at least $22.7 billion and float-adjusted market capitalizations of at least $11.35 billion at the time of inclusion. The minimum required capitalization may be revised by the Index Provider (as defined below) at any time. To be included in the Index, a security (or issuer of a security, as applicable) should (i) have an annual dollar value traded to float-adjusted market capitalization ratio of 0.75 or greater at the time of addition to the S&P Composite 1500 Index (the Index's parent index); (ii) trade a minimum of 250,000 shares in each of the six months leading up to the evaluation date; (iii) have a public float of at least 10%; and (iv) have positive as-reported earnings over the most recent four consecutive quarters (measured using the sum of earnings over those quarters) and for the most recent quarter. Meeting these criteria does not guarantee automatic inclusion into the Index. Given the limited number of companies that the Index can have and that it must reflect sector representation, some eligible companies may not be added to the Index at a particular time. S&P Dow Jones Indices LLC's Index Committee makes the final determination and approval of all Index constituents. The Index is market capitalization weighted, subject to capping requirements to comply with the Internal Revenue Code of 1986, as amended (the “Code”). The Index is reconstituted annually after the close of business on the third Friday of December and rebalances quarterly after the close of business on the third Friday of March, June, September and December. As of August 31, 2026, a significant portion of the Fund comprised companies in the technology sector, although this may change from time to time. As of July 31, 2026, the Index comprised 147 stocks.
The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Growth Stock Risk: The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors.

Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Non-Diversification Risk: As a “non-diversified” fund, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds. The Fund may become diversified for periods of time solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities).
Technology Sector Risk: Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-

seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	26.19%	Q2 2020
Lowest Quarterly Return	-20.82%	Q2 2022
Year-to-Date	15.83%	9/30/2026
Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	22.10%	14.98%	16.90%
Return After Taxes on Distributions	21.94%	14.75%	16.58%
Return After Taxes on Distributions and Sale of Fund Shares	13.18%	12.01%	14.31%
S&P 500 Growth Index (reflects no deduction for fees, expenses or taxes)	22.18%	15.04%	16.99%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider, Mark Krivitsky and Emiliano Rabinovich.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 1997.
Mark Krivitsky is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Team and the Tax-Efficient Market Capture Group. He joined the Adviser in 1996.

Emiliano Rabinovich, CFA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 2006.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

State Street® SPDR® Portfolio S&P 500® High Dividend ETF
Investment Objective
The State Street SPDR Portfolio S&P 500 High Dividend ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of publicly traded issuers that have high dividend yields.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.07%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.07%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$7	$23	$40	$90
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 29% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P 500 High Dividend Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective. The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended; however, the Fund may become “non-diversified” solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). When the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.
The Index is designed to measure the performance of 80 high dividend-yielding companies within the S&P 500 Index. The S&P 500 Index focuses on the large capitalization U.S. equity market, including common stock and real estate investment trusts (“REITs”). The selection universe for the S&P 500 Index includes all U.S. common equities listed on the NYSE, NYSE Arca, NYSE American, NASDAQ Global Select Market, NASDAQ Global Market, NASDAQ Capital Market, Cboe BZX, Cboe BYX, Cboe EDGA, or Cboe EDGX with unadjusted market capitalizations of at least $22.7 billion and float-adjusted market capitalizations of at least $11.35 billion at the time of inclusion. The minimum required capitalization may be revised by the Index Provider (as defined below) at any time. To determine dividend yield: (i) an indicated dividend is measured by taking the latest dividend paid (excluding special payments) multiplied by the annual frequency of the payment; and (ii) the indicated dividend is then divided by the company's share price as of the rebalancing reference date. Index constituents are equally weighted and the Index is rebalanced semi-annually, in January and July. As of August 31, 2026, a significant portion of the Fund comprised companies in the real estate and consumer staples sectors, although this may change from time to time. As of July 31, 2026, the Index comprised 78 stocks.
The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Dividend Paying Securities Risk: Securities that pay dividends, as a group, can fall out of favor with the market, causing such companies to underperform companies that do not pay dividends. In addition, changes in the dividend policies of the companies held by the Fund or the capital resources available for such company's dividend payments may adversely affect the Fund.
Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.

Consumer Staples Sector Risk: Consumer staples companies are subject to government regulation affecting their products which may negatively impact such companies' performance. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. Tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Also, the success of food, beverage, household and personal product companies may be strongly affected by consumer interest, marketing campaigns and other factors affecting supply and demand, including performance of the overall domestic and global economy, interest rates, competition and consumer confidence and spending.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Non-Diversification Risk: The Fund may become “non-diversified” for periods of time solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). To the extent the Fund becomes non-diversified, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds.
Real Estate Sector Risk: An investment in a real property company may be subject to risks similar to those associated with direct ownership of real estate, including, by way of example, the possibility of declines in the value of real estate, losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, environmental liability, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. Some real property companies have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

REIT Risk: REITs are subject to the risks associated with investing in the securities of real property companies. In particular, REITs may be affected by changes in the values of the underlying properties that they own or operate. Further, REITs are dependent upon specialized management skills, and their investments may be concentrated in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency and, as a result, are particularly reliant on the proper functioning of capital markets. A variety of economic and other factors may adversely affect a lessee's ability to meet its obligations to a REIT. In the event of a default by a lessee, the REIT may experience delays in enforcing its rights as a lessor and may incur substantial costs associated in protecting its investments. In addition, a REIT could fail to qualify for favorable regulatory treatment.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	22.54%	Q4 2020
Lowest Quarterly Return	-36.65%	Q1 2020
Year-to-Date	8.37%	9/30/2026
Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	4.67%	10.48%	8.98%
Return After Taxes on Distributions	3.45%	9.14%	7.55%
Return After Taxes on Distributions and Sale of Fund Shares	3.42%	8.02%	6.83%
S&P 500 High Dividend Index (reflects no deduction for fees, expenses or taxes)	4.69%	10.50%	9.04%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider, John Law and Emiliano Rabinovich.

Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 1997.
John Law, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Team. He joined the Adviser in 2016.
Emiliano Rabinovich, CFA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 2006.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

State Street® SPDR® Portfolio S&P 500® Value ETF
Investment Objective
The State Street SPDR Portfolio S&P 500 Value ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of large capitalization exchange traded U.S. equity securities exhibiting “value” characteristics.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.04%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.04%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$4	$13	$23	$51
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 24% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P 500 Value Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective. The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended; however, the Fund may become “non-diversified” solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). When the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.
The Index measures the performance of the large-capitalization value segment of the U.S. equity market. The Index consists of those stocks in the S&P 500 Index exhibiting the strongest value characteristics based on: (i) book value to price ratio; (ii) earnings to price ratio; and (iii) sales to price ratio. The S&P 500 Index focuses on the large capitalization U.S. equity market, including common stock and real estate investment trusts (“REITs”). The selection universe for the S&P 500 Index includes all U.S. common equities listed on the NYSE, NYSE Arca, NYSE American, NASDAQ Global Select Market, NASDAQ Global Market, NASDAQ Capital Market, Cboe BZX, Cboe BYX, Cboe EDGA, or Cboe EDGX with unadjusted market capitalizations of at least $22.7 billion and float-adjusted market capitalizations of at least $11.35 billion at the time of inclusion. The minimum required capitalization may be revised by the Index Provider (as defined below) at any time. To be included in the Index, a security (or issuer of a security, as applicable) should (i) have an annual dollar value traded to float-adjusted market capitalization ratio of 0.75 or greater at the time of addition to the S&P Composite 1500 Index (the Index's parent index); (ii) trade a minimum of 250,000 shares in each of the six months leading up to the evaluation date; (iii) have a public float of at least 10%; and (iv) have positive as-reported earnings over the most recent four consecutive quarters (measured using the sum of earnings over those quarters) and for the most recent quarter. Meeting these criteria does not guarantee automatic inclusion into the Index. Given the limited number of companies that the Index can have and that it must reflect sector representation, some eligible companies may not be added to the Index at a particular time. S&P Dow Jones Indices LLC's Index Committee makes the final determination and approval of all Index constituents. The Index is market capitalization weighted, subject to capping requirements to comply with the Internal Revenue Code of 1986, as amended (the “Code”). The Index is reconstituted annually after the close of business on the third Friday of December and rebalances quarterly after the close of business on the third Friday of March, June, September and December. As of August 31, 2026, a significant portion of the Fund comprised companies in the technology and financial sectors, although this may change from time to time. As of July 31, 2026, the Index comprised 437 stocks.
The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Value Stock Risk: A “value” style of investing is subject to the risk that the returns on “value” equity securities are less than returns on other styles of investing or the overall stock market. Value stocks present the risk that they may decline in price or never reach their expected full market value because the market fails to recognize a stock's intrinsic worth.
Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Financial Sector Risk: Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The

Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Non-Diversification Risk: The Fund may become “non-diversified” for periods of time solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). To the extent the Fund becomes non-diversified, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds.
Technology Sector Risk: Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	14.45%	Q4 2020
Lowest Quarterly Return	-25.31%	Q1 2020
Year-to-Date	8.97%	9/30/2026
Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.

	One Year	Five Years	Ten Years
Return Before Taxes	13.12%	12.89%	11.65%
Return After Taxes on Distributions	12.63%	12.30%	10.96%
Return After Taxes on Distributions and Sale of Fund Shares	8.09%	10.19%	9.44%
S&P 500 Value Index (reflects no deduction for fees, expenses or taxes)	13.19%	12.96%	11.73%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider, Mark Krivitsky and Emiliano Rabinovich.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 1997.
Mark Krivitsky is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Team and the Tax-Efficient Market Capture Group. He joined the Adviser in 1996.
Emiliano Rabinovich, CFA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 2006.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

State Street® SPDR® Portfolio S&P 600™ Small Cap ETF
Investment Objective
The State Street SPDR Portfolio S&P 600 Small Cap ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of small capitalization exchange traded U.S. equity securities.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.03%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.03%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$3	$10	$17	$39
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 30% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P SmallCap 600 Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective. The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended; however, the Fund may become “non-diversified” solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). When the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.
The Index measures the performance of the small-capitalization segment of the U.S. equity market. The selection universe for the Index includes all U.S. common equities listed on the NYSE, NYSE Arca, NYSE American, NASDAQ Global Select Market, NASDAQ Global Market, NASDAQ Capital Market, Cboe BZX, Cboe BYX, Cboe EDGA, or Cboe EDGX with unadjusted market capitalizations between $1.2 billion and $8 billion and float-adjusted market capitalizations of at least $600 million at the time of inclusion. These capitalization ranges may be revised by the Index Provider (as defined below) at any time. To be included in the Index, a security (or issuer of a security, as applicable) should (i) have an annual dollar value traded to float-adjusted market capitalization ratio of 0.75 or greater at the time of addition to the S&P Composite 1500 Index (the Index's parent index); (ii) trade a minimum of 250,000 shares in each of the six months leading up to the evaluation date; (iii) have a public float of at least 10%; and (iv) have positive aggregate earnings over the four most recent quarters and for the most recent quarter. In selecting securities for inclusion in the Index, the Index Provider also considers sector balance by comparing the weight of each GICS (Global Industry Classification Standard) sector in the Index to its weight in the relevant market capitalization range of the S&P Total Market Index.
The Index is float-adjusted market capitalization weighted. Index constituents are added and removed on an as-needed basis. The Index is rebalanced on a quarterly basis in March, June, September and December. As of August 31, 2026, a significant portion of the Fund comprised companies in the financial and industrial sectors, although this may change from time to time. As of July 31, 2026, the Index comprised 602 stocks.
The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Small-Capitalization Securities Risk: The securities of small-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of smaller companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of smaller issuers may be illiquid or may be restricted as to resale, and their values may have significant volatility. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. Returns on investments in securities of small-capitalization companies could trail the returns on investments in securities of larger companies.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Financial Sector Risk: Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Industrial Sector Risk: Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products and services in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, another component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the NAV of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis. In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Non-Diversification Risk: The Fund may become “non-diversified” for periods of time solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). To the extent the Fund becomes non-diversified, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	31.29%	Q4 2020
Lowest Quarterly Return	-32.74%	Q1 2020
Year-to-Date	14.09%	9/30/2026

Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares. Effective November 16, 2017, the Fund's benchmark index changed from the Russell 2000 Index to the SSGA Small Cap Index.  Effective January 24, 2020, the Fund's benchmark index changed from the SSGA Small Cap Index to the S&P SmallCap 600 Index.  Each benchmark index change was consistent with a change in the Fund's principal investment strategy to track the performance of a new index.  Performance of the Fund prior to January 24, 2020 is therefore based on the Fund's investment strategy to track the applicable prior indexes and may have been different had the Fund tracked the current index.
	One Year	Five Years	Ten Years
Return Before Taxes	6.01%	7.28%	9.50%
Return After Taxes on Distributions	5.45%	6.77%	8.97%
Return After Taxes on Distributions and Sale of Fund Shares	3.70%	5.58%	7.60%
S&P SmallCap 600 Index/SSGA Small Cap Index/Russell 2000 Index[1] (reflects no deduction for fees, expenses or taxes)	6.02%	7.31%	9.52%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
1
Returns shown are reflective of the S&P SmallCap 600 Index for the period January 24, 2020 to December 31, 2024, the SSGA Small Cap Index for the period from November 16, 2017 to January 23, 2020, and the Russell 2000 Index for periods prior to November 16, 2017.
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider, Teddy Wong and Emiliano Rabinovich.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 1997.
Teddy Wong is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Team. He joined the Adviser in 2001.
Emiliano Rabinovich, CFA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 2006.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

State Street® SPDR® Portfolio S&P Sector Neutral Dividend ETF
Investment Objective
The State Street SPDR Portfolio S&P Sector Neutral Dividend ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of publicly traded issuers that have historically followed a policy of increasing or maintaining dividend payments and mirrors the sector weights of the broad exchange-traded U.S. equity securities universe.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.05%
Distribution and service (12b-1) fees	None
Other expenses[1]	0.00%
Total annual Fund operating expenses[1]	0.05%
1
The Fund's “Other expenses” and “Total annual Fund operating expenses” have been restated to reflect current fees.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$5	$16	$28	$64
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 31% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P Sector-Neutral High Yield Dividend Aristocrats Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective. The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended; however, the Fund may become “non-diversified” solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). When the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes.  In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.
The Index is designed to measure the performance of companies in the S&P Composite 1500 Index (the “Parent Index”) that have followed a policy of increasing or maintaining dividends every year for at least seven consecutive years while maintaining sector weights that correspond to the Parent Index. The Parent Index is designed to measure the performance of the broad exchange-traded U.S. equity securities universe. To be eligible for inclusion in the Index, a company must also have (i) a float-adjusted market capitalization of at least $3 billion ($1.5 billion for current Index constituents) and (ii) a three-month median daily value traded of at least $5 million ($4 million for current Index constituents). After determining the eligible companies, the Index Provider (defined below) calculates the median annual dividend yield of the eligible companies within each Global Industry Classification Standard (GICS) sector to obtain a sector median dividend yield. Eligible companies with dividend yields above their corresponding sector median dividend yield will be selected for inclusion in the Index. At each rebalance, companies within the Index are weighted by float-adjusted market capitalization within their corresponding sector. Each sector is then weighted to mirror the corresponding sector weight within the Parent Index.
The Index is reconstituted annually after the closing of the last business day of January and rebalanced quarterly after the closing of the last business day of January, April, July and October. If between annual reviews the Index Provider determines, based on publicly available information, that an Index constituent has omitted a scheduled dividend payment, announced it will cease paying dividends for an undetermined period, or announced a reduced dividend amount and will no longer qualify for the Index at the subsequent reconstitution, the Index constituent will be removed from the Index effective prior to the open of the first business day of the following month. As of August 31, 2026, a significant portion of the Index comprised companies in the technology sector, although this may change from time to time. As of July 31, 2026, the Index comprised 276 stocks.
The Index is sponsored by S&P Dow Jones Indices LLC  (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Dividend Paying Securities Risk: Securities that pay dividends, as a group, can fall out of favor with the market, causing such companies to underperform companies that do not pay dividends. In addition, changes in the dividend policies of the companies held by the Fund or the capital resources available for such company's dividend payments may adversely affect the Fund.

Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Limited Track Record Risk: The Fund has a limited track record and there is no assurance that the Fund will grow quickly. When the Fund's size is small, the Fund may experience low trading volume, which could lead to wider bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange. Any resulting liquidation of the Fund could cause elevated transaction costs for the Fund and negative tax consequences for its shareholders.
Non-Diversification Risk: The Fund may become “non-diversified” for periods of time solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). To the extent the Fund becomes non-diversified, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds.
Technology Sector Risk: Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-

seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	10.85%	Q3 2024
Lowest Quarterly Return	0.01%	Q4 2024
Year-to-Date	11.64%	9/30/2026
Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Since Inception
		9/12/2023
Return Before Taxes	11.67%	17.47%
Return After Taxes on Distributions	10.89%	16.65%
Return After Taxes on Distributions and Sale of Fund Shares	7.42%	13.52%
S&P Sector-Neutral High Yield Dividend Aristocrats Index (reflects no deduction for fees, expenses or taxes)	11.80%	17.64%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	21.76%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Emiliano Rabinovich, Juan Acevedo and Ted Janowsky.
Emiliano Rabinovich, CFA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 2006.
Juan Acevedo is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Team. He joined the Adviser in 2000.

Ted Janowsky, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Team. He joined the Adviser in 2005.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

State Street® SPDR® Russell 1000 Low Volatility Focus ETF
Investment Objective
The State Street SPDR Russell 1000 Low Volatility Focus ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Russell
1000 Low Volatility Focused Factor Index.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.20%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.20%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$20	$64	$113	$255
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 22% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the Russell 1000 Low Volatility Focused Factor Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective. The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended; however, the Fund may become “non-diversified” solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). When the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index (including common stock, preferred stock, depositary receipts and shares of other investment companies). The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.
The Index is designed to reflect the performance of a segment of large-capitalization U.S. equity securities demonstrating a combination of core factors (high value, high quality, and low size characteristics), with a focus factor comprising low volatility characteristics (the “Factor Characteristics”). To construct the Index, Frank Russell Company (the “Index Provider”) utilizes a rules-based multi-factor scoring process that seeks to increase exposure (or “tilt”) to companies in the Russell 1000 Index demonstrating the Factor Characteristics. The Russell 1000 Index is a market-capitalization index that measures the performance of the large-cap segment of the U.S. equity universe. Within the multi-factor scoring process, a specific focus is applied towards a company's volatility factor. Volatility is a statistical measurement of the magnitude of movements in a stock's price over time. Each stock's factor scores are multiplied by the stock's free float market cap weight in the Russell 1000 Index to determine each constituent's weight in the multi-factor Index. Companies in the Russell 1000 Index are excluded from the Index if they do not meet a minimum weight in the Index. A company's volatility factor score is based on the standard deviation of weekly total returns to a company's stock price over the trailing five years ending on the last business day of the month prior to the Index rebalancing month. A company's value factor score is based on cash flow yield, earnings yield, and country relative sales to price ratio, calculated based on the company's total market capitalization and information reported in the company's most recent annual financial statement as of the last business day of the month prior to the Index rebalancing month. A company's quality factor score is based on return on assets, change in asset turnover, accruals, and leverage, calculated based on information reported in the company's most recent annual financial statement as of the last business day of the month prior to the Index rebalancing month. A company's size factor score is based on total market capitalization as of the last business day of the month prior to the Index rebalancing month.
The weight of each individual stock in the Index is capped at 2000% of the stock's weight in the Russell 1000 Index, and any weight exceeding this limit will be redistributed to all stocks below the limit in proportion to their combination of market capitalization and factor scoring. The weight of each industry in the Index is capped at 120% of the industry's weight in the Russell 1000 Index plus an additional 5%, and any weight exceeding this limit is redistributed to all other industries below the limit in proportion to their combination of market capitalization and factor scoring. The weight of each industry in the Index must be at least 80% of the industry's weight in the Russell 1000 Index less 5%. The weights of any industries below this minimum will be increased to the minimum by redistributing the weights of industries above the minimum in proportion to their combination of market capitalization and factor scoring. The Index is rebalanced annually in June. As of August 31, 2026, a significant portion of the Fund comprised companies in the industrial and financial sectors, although this may change from time to time. As of July 31, 2026 there were approximately 448 securities in the Index.
The Index is sponsored by the Index Provider, which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.

Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Low Volatility Risk: Although subject to the risks of common stocks, low volatility stocks are seen as having a lower risk profile than the overall markets. However, a portfolio comprised of low volatility stocks may not produce investment exposure that has lower variability to changes in such stocks' price levels. Low volatility stocks are likely to underperform the broader market during periods of rapidly rising stock prices.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Financial Sector Risk: Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Industrial Sector Risk: Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products and services in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, another component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Non-Diversification Risk: The Fund may become “non-diversified” for periods of time solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). To the extent the Fund becomes non-diversified, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds.
Quality Investing Risk: A “quality” style of investing emphasizes companies with high returns on equity, stable earnings per share growth, and low financial leverage. This style of investing is subject to the risk that the past performance of these companies does not continue or that the returns on “quality” equity securities are less than returns on other styles of investing or the overall stock market.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Value Stock Risk: A “value” style of investing is subject to the risk that the returns on “value” equity securities are less than returns on other styles of investing or the overall stock market. Value stocks present the risk that they may decline in price or never reach their expected full market value because the market fails to recognize a stock's intrinsic worth.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.

Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	18.89%	Q2 2020
Lowest Quarterly Return	-27.55%	Q1 2020
Year-to-Date	5.76%	9/30/2026
Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	8.01%	10.16%	11.34%
Return After Taxes on Distributions	7.51%	9.67%	10.53%
Return After Taxes on Distributions and Sale of Fund Shares	5.04%	7.98%	9.08%
Russell 1000 Low Volatility Focused Factor Index (reflects no deduction for fees, expenses or taxes)	8.20%	10.37%	11.57%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider and Emiliano Rabinovich.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 1997.
Emiliano Rabinovich, CFA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 2006.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

State Street® SPDR® Russell 1000 Momentum Focus ETF
Investment Objective
The State Street SPDR Russell 1000 Momentum Focus ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Russell
1000 Momentum Focused Factor Index.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.20%
Distribution and service (12b-1) fees	None
Other expenses[1]	0.00%
Total annual Fund operating expenses[1]	0.20%
1
The Fund's “Other expenses” and “Total annual Fund operating expenses” have been restated to reflect current fees.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$20	$64	$113	$255
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 49% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the Russell 1000 Momentum Focused Factor Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective. The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended; however, the Fund may become “non-diversified” solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). When the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index (including common stock, preferred stock, depositary receipts and shares of other investment companies). The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.
The Index is designed to reflect the performance of a segment of large-capitalization U.S. equity securities demonstrating a combination of core factors (high value, high quality, and low size characteristics), with a focus factor comprising high momentum characteristics (the “Factor Characteristics”). To construct the Index, Frank Russell Company (the “Index Provider”) utilizes a rules-based multi-factor scoring process that seeks to increase exposure (or “tilt”) to companies in the Russell 1000 Index demonstrating the Factor Characteristics. The Russell 1000 Index is a market-capitalization index that measures the performance of the large-cap segment of the U.S. equity universe. Within the multi-factor scoring process, a specific focus is applied towards a company's momentum factor. Companies with higher momentum are those whose securities have had higher recent price performance compared to other securities. Each stock's factor scores are multiplied by the stock's free float market cap weight in the Russell 1000 Index to determine each constituent's weight in the multi-factor Index. Companies in the Russell 1000 Index are excluded from the Index if they do not meet a minimum weight in the Index. A company's momentum factor score is based on historical total return over the 11 months ending on the last business day of the month prior to the Index rebalancing month. A company's value factor score is based on cash flow yield, earnings yield, and country relative sales to price ratio, calculated based on the company's total market capitalization and information reported in the company's most recent annual financial statement as of the last business day of the month prior to the Index rebalancing month. A company's quality factor score is based on return on assets, change in asset turnover, accruals, and leverage, calculated based on information reported in the company's most recent annual financial statement as of the last business day of the month prior to the Index rebalancing month. A company's size factor score is based on total market capitalization as of the last business day of the month prior to the Index rebalancing month.
The weight of each individual stock in the Index is capped at 2000% of the stock's weight in the Russell 1000 Index, and any weight exceeding this limit will be redistributed to all stocks below the limit in proportion to their combination of market capitalization and factor scoring. The weight of each industry in the Index is capped at 120% of the industry's weight in the Russell 1000 Index plus an additional 5%, and any weight exceeding this limit is redistributed to all other industries below the limit in proportion to their combination of market capitalization and factor scoring. The weight of each industry in the Index must be at least 80% of the industry's weight in the Russell 1000 Index less 5%. The weights of any industries below this minimum will be increased to the minimum by redistributing the weights of industries above the minimum in proportion to their combination of market capitalization and factor scoring. The Index is rebalanced semi-annually in June and December. As of August 31, 2026, a significant portion of the Fund comprised companies in the industrial sector, although this may change from time to time. As of July 31, 2026 there were approximately 933 securities in the Index.
The Index is sponsored by the Index Provider, which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.

Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Momentum Investing Risk: The Fund employs a “momentum” style of investing that emphasizes investing in securities that have had higher recent price performance compared to other securities. This style of investing is subject to the risk that these securities may be more volatile than a broad cross-section of securities or that the returns on securities that have previously exhibited price momentum are less than returns on other styles of investing or the overall stock market. Momentum can turn quickly and cause significant variation from other types of investments.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Industrial Sector Risk: Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products and services in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, another component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Non-Diversification Risk: The Fund may become “non-diversified” for periods of time solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). To the extent the Fund becomes non-diversified, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds.
Quality Investing Risk: A “quality” style of investing emphasizes companies with high returns on equity, stable earnings per share growth, and low financial leverage. This style of investing is subject to the risk that the past performance of these companies does not continue or that the returns on “quality” equity securities are less than returns on other styles of investing or the overall stock market.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Value Stock Risk: A “value” style of investing is subject to the risk that the returns on “value” equity securities are less than returns on other styles of investing or the overall stock market. Value stocks present the risk that they may decline in price or never reach their expected full market value because the market fails to recognize a stock's intrinsic worth.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	24.58%	Q2 2020
Lowest Quarterly Return	-29.13%	Q1 2020
Year-to-Date	15.57%	9/30/2026
Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.

	One Year	Five Years	Ten Years
Return Before Taxes	10.51%	10.37%	10.59%
Return After Taxes on Distributions	10.15%	9.98%	9.98%
Return After Taxes on Distributions and Sale of Fund Shares	6.45%	8.16%	8.54%
Russell 1000 Momentum Focused Factor Index (reflects no deduction for fees, expenses or taxes)	10.69%	10.54%	10.79%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider and Emiliano Rabinovich.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 1997.
Emiliano Rabinovich, CFA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 2006.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

State Street® SPDR® Russell 1000 Yield Focus ETF
Investment Objective
The State Street SPDR Russell 1000 Yield Focus ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Russell 1000 Yield
Focused Factor Index.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.20%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.20%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$20	$64	$113	$255
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 37% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the Russell 1000 Yield Focused Factor Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective. The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended; however, the Fund may become “non-diversified” solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). When the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index (including common stock, preferred stock, depositary receipts and shares of other investment companies). The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.
The Index is designed to reflect the performance of a segment of large-capitalization U.S. equity securities demonstrating a combination of core factors (high value, high quality, and low size characteristics), with a focus factor comprising high yield characteristics (the “Factor Characteristics”). To construct the Index, Frank Russell Company (the “Index Provider”) utilizes a rules-based multi-factor scoring process that seeks to increase exposure (or “tilt”) to companies in the Russell 1000 Index demonstrating the Factor Characteristics. The Russell 1000 Index is a market-capitalization index that measures the performance of the large-cap segment of the U.S. equity universe. Within the multi-factor scoring process, a specific focus is applied towards a company's yield factor. Companies with higher yield are those whose securities have paid higher dividends compared to other securities. Each stock's factor scores are multiplied by the stock's free float market cap weight in the Russell 1000 Index to determine each constituent's weight in the multi-factor Index. Companies in the Russell 1000 Index are excluded from the Index if they do not meet a minimum weight in the Index. A company's yield factor score is based on 12-month trailing dividend yield as of the last business day of the month prior to the Index rebalancing month. A company's value factor score is based on cash flow yield, earnings yield, and country relative sales to price ratio, calculated based on the company's total market capitalization and information reported in the company's most recent annual financial statement as of the last business day of the month prior to the Index rebalancing month. A company's quality factor score is based on return on assets, change in asset turnover, accruals, and leverage, calculated based on information reported in the company's most recent annual financial statement as of the last business day of the month prior to the Index rebalancing month. A company's size factor score is based on the total market capitalization as of the last business day of the month prior to the Index rebalancing month.
The weight of each individual stock in the Index is capped at 2000% of the stock's weight in the Russell 1000 Index, and any weight exceeding this limit will be redistributed to all stocks below the limit in proportion to their combination of market capitalization and factor scoring. The weight of each industry in the Index is capped at 120% of the industry's weight in the Russell 1000 Index plus an additional 5%, and any weight exceeding this limit is redistributed to all other industries below the limit in proportion to their combination of market capitalization and factor scoring. The weight of each industry in the Index must be at least 80% of the industry's weight in the Russell 1000 Index less 5%. The weights of any industries below this minimum will be increased to the minimum by redistributing the weights of industries above the minimum in proportion to their combination of market capitalization and factor scoring. The Index is rebalanced annually in June. As of August 31, 2026, a significant portion of the Fund comprised companies in the financial and industrial sectors, although this may change from time to time. As of July 31, 2026, there were approximately 299 securities in the Index.
The Index is sponsored by the Index Provider, which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.

Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Dividend Paying Securities Risk: Securities that pay dividends, as a group, can fall out of favor with the market, causing such companies to underperform companies that do not pay dividends. In addition, changes in the dividend policies of the companies held by the Fund or the capital resources available for such company's dividend payments may adversely affect the Fund.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Financial Sector Risk: Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Industrial Sector Risk: Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products and services in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, another component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Non-Diversification Risk: The Fund may become “non-diversified” for periods of time solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). To the extent the Fund becomes non-diversified, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds.
Quality Investing Risk: A “quality” style of investing emphasizes companies with high returns on equity, stable earnings per share growth, and low financial leverage. This style of investing is subject to the risk that the past performance of these companies does not continue or that the returns on “quality” equity securities are less than returns on other styles of investing or the overall stock market.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Value Stock Risk: A “value” style of investing is subject to the risk that the returns on “value” equity securities are less than returns on other styles of investing or the overall stock market. Value stocks present the risk that they may decline in price or never reach their expected full market value because the market fails to recognize a stock's intrinsic worth.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.

Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	25.26%	Q4 2020
Lowest Quarterly Return	-36.21%	Q1 2020
Year-to-Date	10.80%	9/30/2026
Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	7.64%	12.04%	11.56%
Return After Taxes on Distributions	6.79%	11.19%	10.21%
Return After Taxes on Distributions and Sale of Fund Shares	5.04%	9.47%	9.01%
Russell 1000 Yield Focused Factor Index (reflects no deduction for fees, expenses or taxes)	7.81%	12.26%	11.80%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider, John Law and Emiliano Rabinovich.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 1997.
John Law, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Team. He joined the Adviser in 2016.
Emiliano Rabinovich, CFA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 2006.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

State Street® SPDR® S&P® 1500 Momentum Tilt ETF
Investment Objective
The State Street SPDR S&P 1500 Momentum Tilt ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of U.S. equity securities exhibiting price momentum.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.12%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.12%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$12	$39	$68	$154
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 136% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P 1500 Positive Momentum Tilt Index  (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.
The Index applies an alternative weighting methodology to the S&P Composite 1500 Index so that stocks with relatively strong momentum are overweight relative to the S&P Composite 1500 Index and stocks with relatively weak momentum are underweight. The S&P Composite 1500 Index, one of the leading indices of the U.S. equity market, is a capitalization-weighted combination of the large-cap S&P 500 Index, the S&P MidCap 400 Index, and the S&P SmallCap 600 Index. A “momentum” style of investing emphasizes investing in securities that have had higher recent price performance compared to other securities. In constructing the Index, the Index Provider (as defined below) estimates the momentum of each stock in the S&P Composite 1500 Index based on its 11-month total return ending on the rebalancing reference date and ranks all 1,500 Index constituents in order of momentum. S&P then forms 20 sub-portfolios of approximately equal market capitalization, grouped by momentum. S&P determines each sub-portfolio allocation so that a sub-portfolio with relatively high momentum will have a higher allocation than a sub-portfolio with relatively low momentum. The weight of each stock in the Index is proportional to its market capitalization and to its sub-portfolio allocation. The Index is rebalanced quarterly, effective after the close on the third Friday of January, April, July, and October. As of August 31, 2026, a significant portion of the Fund comprised companies in the technology sector, although this may change from time to time. As of July 31, 2026, there were approximately 1,497 securities in the Index.
The Index is sponsored by S&P Dow Jones Indices LLC  (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Momentum Investing Risk: The Fund employs a “momentum” style of investing that emphasizes investing in securities that have had higher recent price performance compared to other securities. This style of investing is subject to the risk that these securities may be more volatile than a broad cross-section of securities or that the returns on securities that have previously exhibited price momentum are less than returns on other styles of investing or the overall stock market. Momentum can turn quickly and cause significant variation from other types of investments.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Non-Diversification Risk: As a “non-diversified” fund, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds. The Fund may become diversified for periods of time solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities).
Portfolio Turnover Risk: Frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed to individuals as ordinary income.
Technology Sector Risk: Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.

Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	20.53%	Q2 2020
Lowest Quarterly Return	-18.56%	Q1 2020
Year-to-Date	5.79%	9/30/2026
Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	13.16%	13.77%	14.30%
Return After Taxes on Distributions	12.91%	13.45%	13.91%
Return After Taxes on Distributions and Sale of Fund Shares	7.94%	10.98%	11.93%
S&P 1500 Positive Momentum Tilt Index (reflects no deduction for fees, expenses or taxes)	13.28%	13.94%	14.46%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider, John Law and Emiliano Rabinovich.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 1997.
John Law, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Team. He joined the Adviser in 2016.
Emiliano Rabinovich, CFA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 2006.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

State Street® SPDR® S&P® 1500 Value Tilt ETF
Investment Objective
The State Street SPDR S&P 1500 Value Tilt ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of U.S. equity securities exhibiting “value” characteristics.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.12%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.12%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$12	$39	$68	$154
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 14% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P 1500 Low Valuation Tilt Index  (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective. The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended; however, the Fund may become “non-diversified” solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). When the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.
The Index applies an alternative weighting methodology to the S&P Composite 1500 Index so that stocks with relatively low valuations (i.e., relatively “cheap”) are overweight relative to the S&P Composite 1500 Index and stocks with relatively high valuations (i.e., relatively “rich”) are underweight. The S&P Composite 1500 Index, one of the leading indices of the U.S. equity market, is a capitalization-weighted combination of the large-cap S&P 500 Index, the S&P MidCap 400 Index, and the S&P SmallCap 600 Index. In constructing the Index, the Index Provider (as defined below) estimates the valuation of each stock in the S&P Composite 1500 Index based on the ratio of its price to its reported book value and last 12 months level of earnings, cash flow, sales, and dividends. S&P weights this data from the last five calendar years to create a composite valuation measure, and ranks all 1,500 index constituents in order of composite valuation. S&P then forms 20 sub-portfolios of approximately equal market capitalization, grouped by composite valuations. S&P derives a sub-portfolio allocation factor using each sub-portfolio's composite valuation, so that a sub-portfolio with relatively low valuation will have a higher allocation factor than a sub-portfolio with relatively high valuation. The weight of each stock in the Index is proportionate to its market capitalization and to its sub-portfolio allocation factor. The Index is rebalanced annually after the close of business on the third Friday of April. As of August 31, 2026, a significant portion of the Fund comprised companies in the financial and technology sectors, although this may change from time to time. As of July 31, 2026, there were approximately 1,465 securities in the Index.
The Index is sponsored by S&P Dow Jones Indices LLC  (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Value Stock Risk: A “value” style of investing is subject to the risk that the returns on “value” equity securities are less than returns on other styles of investing or the overall stock market. Value stocks present the risk that they may decline in price or never reach their expected full market value because the market fails to recognize a stock's intrinsic worth.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Financial Sector Risk: Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Non-Diversification Risk: The Fund may become “non-diversified” for periods of time solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). To the extent the Fund becomes non-diversified, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds.
Technology Sector Risk: Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.

Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	19.76%	Q4 2020
Lowest Quarterly Return	-26.83%	Q1 2020
Year-to-Date	14.88%	9/30/2026
Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	16.47%	13.98%	13.05%
Return After Taxes on Distributions	15.92%	13.41%	12.43%
Return After Taxes on Distributions and Sale of Fund Shares	10.07%	11.11%	10.72%
S&P 1500 Low Valuation Tilt Index (reflects no deduction for fees, expenses or taxes)	16.66%	14.14%	13.22%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider, John Law and Emiliano Rabinovich.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 1997.
John Law, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Team. He joined the Adviser in 2016.
Emiliano Rabinovich, CFA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 2006.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

State Street® SPDR® S&P 400™ Mid Cap Growth ETF
Investment Objective
The State Street SPDR S&P 400 Mid Cap Growth ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of medium capitalization exchange traded U.S. equity securities exhibiting “growth”
characteristics.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.15%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.15%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$15	$48	$85	$192
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 53% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P MidCap 400 Growth Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective. The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended; however, the Fund may become “non-diversified” solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). When the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.
The Index measures the performance of the mid-capitalization growth segment of the U.S. equity market. The Index consists of those stocks in the S&P MidCap 400 Index exhibiting the strongest growth characteristics based on: (i) sales growth; (ii) changes in earnings over price; and (iii) momentum. The selection universe for the S&P MidCap 400 Index includes all U.S. common equities listed on the NYSE, NYSE Arca, NYSE American, NASDAQ Global Select Market, NASDAQ Global Market, NASDAQ Capital Market, Cboe BZX, Cboe BYX, Cboe EDGA, or Cboe EDGX with market capitalizations between $8 billion and $22.7 billion at the time of inclusion. This capitalization range may be revised by the Index Provider (as defined below) at any time. To be included in the Index, a security (or issuer of a security, as applicable) should (i) have an annual dollar value traded to float adjusted market capitalization ratio of 0.75 or greater at the time of addition to the S&P Composite 1500 Index (the Index's parent index); (ii) trade a minimum of 250,000 shares in each of the six months leading up to the evaluation date; (iii) have a public float of at least 10%; and (iv) have positive as-reported earnings over the most recent four consecutive quarters (measured using the sum of earnings over those quarters) and for the most recent quarter. The Index is market capitalization weighted, subject to capping requirements to comply with the Internal Revenue Code of 1986, as amended (the “Code”). The Index is reconstituted annually after the close of business on the third Friday of December and rebalances quarterly after the close of business on the third Friday of March, June, September and December. As of August 31, 2026, a significant portion of the Fund comprised companies in the industrial, technology and health care sectors, although this may change from time to time. As of July 31, 2026, the Index comprised 245 stocks.
The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Mid-Capitalization Securities Risk: The securities of mid-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of mid-sized companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of mid-sized issuers may be illiquid or may be restricted as to resale, and their values may be volatile.

Growth Stock Risk: The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Health Care Sector Risk: Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of health care through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of these companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.

Industrial Sector Risk: Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products and services in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, another component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Non-Diversification Risk: The Fund may become “non-diversified” for periods of time solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). To the extent the Fund becomes non-diversified, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds.
Technology Sector Risk: Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.

Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	25.84%	Q2 2020
Lowest Quarterly Return	-24.76%	Q1 2020
Year-to-Date	13.63%	9/30/2026
Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	7.31%	6.97%	10.27%
Return After Taxes on Distributions	7.07%	6.69%	9.90%
Return After Taxes on Distributions and Sale of Fund Shares	4.42%	5.40%	8.35%
S&P MidCap 400 Growth Index (reflects no deduction for fees, expenses or taxes)	7.46%	7.12%	10.44%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider, Juan Acevedo and Michael Finocchi.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 1997.
Juan Acevedo is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Team. He joined the Adviser in 2000.
Michael Finocchi is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Team. He joined the Adviser in 2005.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

State Street® SPDR® S&P 400™ Mid Cap Value ETF
Investment Objective
The State Street SPDR S&P 400 Mid Cap Value ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of medium capitalization exchange traded U.S. equity securities exhibiting “value”
characteristics.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.15%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.15%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$15	$48	$85	$192
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 38% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P MidCap 400 Value Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective. The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended; however, the Fund may become “non-diversified” solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). When the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.
The Index measures the performance of the mid-capitalization value segment of the U.S. equity market. The Index consists of those stocks in the S&P MidCap 400 Index exhibiting the strongest value characteristics based on: (i) book value to price ratio; (ii) earnings to price ratio; and (iii) sales to price ratio. The selection universe for the S&P MidCap 400 Index includes all U.S. common equities listed on the NYSE, NYSE Arca, NYSE American, NASDAQ Global Select Market, NASDAQ Global Market, NASDAQ Capital Market, Cboe BZX, Cboe BYX, Cboe EDGA, or Cboe EDGX with market capitalizations between $8 billion and $22.7 billion at the time of inclusion. This capitalization range may be revised by the Index Provider (as defined below) at any time. To be included in the Index, a security (or issuer of a security, as applicable) should (i) have an annual dollar value traded to float adjusted market capitalization ratio of 0.75 or greater at the time of addition to the S&P Composite 1500 Index (the Index's parent index); (ii) trade a minimum of 250,000 shares in each of the six months leading up to the evaluation date; (iii) have a public float of at least 10%; and (iv) have positive as-reported earnings over the most recent four consecutive quarters (measured using the sum of earnings over those quarters) and for the most recent quarter. The Index is market capitalization weighted, subject to capping requirements to comply with the Internal Revenue Code of 1986, as amended (the “Code”). The Index is reconstituted annually after the close of business on the third Friday of December and rebalances quarterly after the close of business on the third Friday of March, June, September and December. As of August 31, 2026, a significant portion of the Fund comprised companies in the financial and industrial sectors, although this may change from time to time. As of July 31, 2026, the Index comprised 297 stocks.
The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Mid-Capitalization Securities Risk: The securities of mid-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of mid-sized companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of mid-sized issuers may be illiquid or may be restricted as to resale, and their values may be volatile.
Value Stock Risk: A “value” style of investing is subject to the risk that the returns on “value” equity securities are less than returns on other styles of investing or the overall stock market. Value stocks present the risk that they may decline in price or never reach their expected full market value because the market fails to recognize a stock's intrinsic worth.

Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Financial Sector Risk: Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.

Industrial Sector Risk: Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products and services in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, another component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Non-Diversification Risk: The Fund may become “non-diversified” for periods of time solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). To the extent the Fund becomes non-diversified, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	28.56%	Q4 2020
Lowest Quarterly Return	-35.09%	Q1 2020
Year-to-Date	5.89%	9/30/2026
Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	7.43%	10.85%	10.54%
Return After Taxes on Distributions	6.91%	10.29%	9.90%
Return After Taxes on Distributions and Sale of Fund Shares	4.63%	8.48%	8.46%
S&P MidCap 400 Value Index (reflects no deduction for fees, expenses or taxes)	7.58%	11.01%	10.69%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider, Juan Acevedo and Raymond Donofrio.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 1997.
Juan Acevedo is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Team. He joined the Adviser in 2000.
Raymond Donofrio is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Team. He joined the Adviser in 2008.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

State Street® SPDR® S&P® 500 Fossil Fuel Reserves Free ETF
Investment Objective
The State Street SPDR S&P 500 Fossil Fuel Reserves Free ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the S&P 500
Fossil Fuel Reserves Free Index.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.20%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.20%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$20	$64	$113	$255
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 3% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P 500 Fossil Fuel Reserves Free Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective. The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended; however, the Fund may become “non-diversified” solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). When the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index (including common stock, preferred stock, depositary receipts and shares of other investment companies). The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.
The Index is designed to measure the performance of companies in the S&P 500 Index that are “fossil fuel reserves free,” as determined by S&P Trucost Limited through its review of publicly available information, such as annual reports and other company publications. For purposes of the composition of the Index, fossil fuel reserves are defined as proved and probable (i) thermal coal reserves, (ii) other non-metallurgical coal reserves (e.g., coal for chemical biproducts, coal briquettes, residential use, liquid fuel, cement production, paper manufacturing, pharmaceutical, alumina refineries, ferrochrome, anthracite) (iii) conventional or unconventional oil reserves (e.g., natural gas liquids, oil sands, condensates and liquid petroleum gas), (iv) natural gas reserves, (v) shale gas reserves, and (vi) oil and gas reserves that have not been disclosed transparently as specific types of oil or gas, or are disclosed as one aggregate quantity of oil and gas reserves combined. The Index is a subset of the S&P 500 Index (the “Underlying Index”), which serves as the initial universe of eligible securities for the Index. The Underlying Index focuses on the large capitalization U.S. equity market, including common stock and real estate investment trusts (“REITs”). The selection universe for the S&P 500 Index includes all U.S. common equities listed on the NYSE, NYSE Arca, NYSE American, NASDAQ Global Select Market, NASDAQ Global Market, NASDAQ Capital Market, Cboe BZX, Cboe BYX, Cboe EDGA, or Cboe EDGX with unadjusted market capitalizations of at least $22.7 billion and float-adjusted market capitalizations of at least $11.35 billion at the time of inclusion. The minimum required capitalization may be revised by the Index Provider (as defined below) at any time. In constructing the Index, the initial universe is screened in an effort to exclude companies with any ownership of proved or probable fossil fuel reserves, including for third-party and in-house power generation.
The Index is weighted by float-adjusted market capitalization. The Index is rebalanced quarterly after the close of business on the third Friday of March, June, September, and December. The rebalancing reference dates are after the close of the third Friday of February, May, August, and November, respectively. New additions to the Underlying Index are reviewed for inclusion in the Index each quarter, provided they have been added to the Underlying Index by the Index rebalancing reference dates. Fossil fuel reserve ownership information is updated as part of each quarterly rebalancing. As of August 31, 2026, a significant portion of the Fund comprised companies in the financial and industrial sectors, although this may change from time to time. As of July 31, 2026, the Index comprised 488 stocks.
The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Fossil Fuel Reserves Free Ownership Risk: The returns on a portfolio of securities that seeks to exclude companies that own fossil fuel reserves may trail the returns on a portfolio of securities that includes such companies. Investing in a portfolio of securities of companies that do not own fossil fuel reserves may affect the

Fund's exposure to certain types of investments and may impact the Fund's relative investment performance depending on whether such investments are in or out of favor in the market.
Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Financial Sector Risk: Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Industrial Sector Risk: Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products and services in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, another component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Non-Diversification Risk: The Fund may become “non-diversified” for periods of time solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). To the extent the Fund becomes non-diversified, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	20.28%	Q2 2020
Lowest Quarterly Return	-18.79%	Q1 2020
Year-to-Date	11.94%	9/30/2026
Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.

	One Year	Five Years	Ten Years
Return Before Taxes	17.85%	14.00%	14.77%
Return After Taxes on Distributions	17.58%	13.68%	14.37%
Return After Taxes on Distributions and Sale of Fund Shares	10.74%	11.18%	12.35%
S&P 500 Fossil Fuel Reserves Free Index (reflects no deduction for fees, expenses or taxes)	18.11%	14.23%	15.02%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider, John Law and Emiliano Rabinovich.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 1997.
John Law, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Team. He joined the Adviser in 2016.
Emiliano Rabinovich, CFA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 2006.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

State Street® SPDR S&P 500® Scored and Screened ETF
(formerly, State Street® SPDR® S&P 500® ESG ETF)
Investment Objective
The State Street SPDR S&P 500 Scored and Screened ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that provides exposure to securities that meet certain sustainability criteria (criteria related to environmental, social and governance (“ESG”) factors) while maintaining similar overall industry group weights as the S&P
500 Index.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.10%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.10%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$10	$32	$56	$128
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 16% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P 500 Scored & Screened Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective. The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended; however, the Fund may become “non-diversified” solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). When the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.
The Index is designed to measure the performance of securities meeting certain sustainability criteria (criteria related to ESG factors), while maintaining similar overall industry group weights as the S&P 500 Index. Securities eligible for inclusion in the Index comprise all constituents of the S&P 500 Index except for:
•
Companies that meet any of the following Business Involvement Exclusions, based on revenue levels as determined by S&P Global, Inc. (an affiliate of the Index Provider (defined below)):
•
Companies that derive any amount of revenue from manufacturing tobacco products, 5% or greater of their revenue from supplying products and services essential for the tobacco industry, or 5% or greater of their revenue from the distribution and/or retail sale of tobacco products;
•
“Controversial Weapons Companies,” defined as companies that derive any amount of revenue from (i) manufacturing components intended solely for use in the production of and are essential for the functioning of anti-personnel mines, biological and chemical weapons, blinding laser weapons, cluster munitions, depleted uranium, incendiary weapons and nuclear weapons (collectively, “Controversial Weapons”), or (ii) products and/or services related to the sale, supply and transfer of Controversial Weapons;
•
Companies that derive 5% or greater of their revenue from the extraction and/or production of fossil fuels from oil/tar sands;
•
Companies that (i) derive any amount of revenue from the manufacturing of small arms weapons for civilian or non-civilian use, or key components of assault weapons; or (ii) derive 5% or greater of their revenue from the retail or distribution of small arms weapons for civilian customers;
•
Companies that derive 10% or greater of their revenue from (i) manufacturing, assembling, selling and transporting weapons, equipment, structures, and vehicles, or providing vehicle and equipment maintenance services and logistics and operations support, specifically for the purposes of warfare, or (ii) manufacturing and selling military weapon-related products; or
•
Companies that derive 5% or greater of their revenue from (i) owning and/or operating coal mines that engage in thermal coal mining or (ii) electricity generation using coal powered plants.
•
Companies that hold 25% or greater ownership stakes (as determined by S&P Global, Inc.) in:
•
Companies that derive any amount of revenue from manufacturing tobacco products;
•
Controversial Weapons Companies; or
•
Companies that derive any amount of revenue from the manufacturing of small arms weapons for civilian and non-civilian use, or key components of assault weapons.
•
Companies that are classified by Sustainalytics to be non-compliant with the United Nations Global Compact (“UNGC”) principles (“Non-Compliant UNGC Companies”). Non-Compliant UNGC Companies are (i) companies found to have been responsible for egregious and severe violations of commonly accepted international norms related to human rights, labor rights, the environment and business ethics, or (ii) companies deemed to facilitate third parties in human rights violations due to their involvement in certain weapons with disproportional and/or non-discriminatory impact on citizens and society;
•
Companies that have an S&P Global ESG Score that falls within the worst 25% of scores from each Global Industry Classification Standard (GICS) industry group in the underlying universe of companies eligible for inclusion in the Index (the “Investment Universe”); or
•
Companies that do not have (i) coverage for determining tobacco-, controversial weapons-, oil sands-, small arms-, military weapons- and thermal coal-related involvement or compliance with UNGC principles; or (ii) an S&P Global ESG Score.
S&P Global ESG Scores are assigned by S&P Global, Inc. using its Corporate Sustainability Assessment, which is an annual evaluation of a company, based on ESG factors that S&P Global, Inc. determines are financially material to the company, relative to its industry peer companies.

After implementing the exclusion criteria described above, the remaining companies are then ranked based on their S&P Global ESG Score. For each GICS industry group, companies are selected for inclusion in the Index primarily in decreasing order of S&P Global ESG Score until approximately 75% of the float adjusted market capitalization of the industry group is reached.
The Index is float-adjusted market capitalization weighted. A company's float-adjusted market capitalization is calculated by multiplying the number of shares readily available in the market by the price of such shares. The Index is reconstituted and rebalanced annually on the last business day in April based on information as of the last trading date in March. In addition, companies will be removed from the Index (i) on the last business day of July, October and January, if found to meet a Business Involvement Exclusion as of the last business day of the previous month, or (ii) on the third Friday of March, June, September and December if found to be a Non-Compliant UNGC Company as of the last business day of the previous month. In addition, between Index rebalances, Index constituents may be removed from the Index for their involvement in economic crime and corruption, fraud, illegal commercial practices, human rights abuses, labor disputes, workplace safety catastrophic accidents, environmental disasters, and certain other activities associated with environmental, social and governance risks. Any companies removed from the Index on account of such activities are not eligible for inclusion in the Index until one full calendar year from the next rebalancing of the Index. As of August 31, 2026, a significant portion of the Fund comprised companies in the technology sector, although this may change from time to time. As of July 31, 2026, the Index comprised of 328 stocks.
The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
ESG Investing Risk: The Index's incorporation of ESG considerations in its methodology may cause the Fund to make different investments than funds that do not incorporate such considerations in their strategy or investment processes. Under certain economic conditions, this could cause the Fund's investment performance to be worse than funds that do not incorporate such considerations. The Index's incorporation of ESG considerations may affect the Fund's exposure to certain sectors and/or types of investments, and may adversely impact the Fund's performance depending on whether such sectors or investments are in or out of favor in the market. The Index methodology incorporates data and scores provided by third parties, which may be unavailable or limited for certain issuers and/or only take into account one or a few of many ESG related components of portfolio companies. In instances where data or scores are unavailable or limited, (i) the Index may include, and the Fund may therefore hold, securities of companies that otherwise would not be included or held if data or scores were available or more complete, or (ii) the Index, and therefore the Fund, may exclude securities of companies that otherwise would have been included or held if data or scores were available or more complete.  In addition, ESG information and scores across third party data providers, indexes and other funds may differ and/or be incomparable.  To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Fund's ESG-related objectives and/or criteria.

Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Non-Diversification Risk: The Fund may become “non-diversified” for periods of time solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). To the extent the Fund becomes non-diversified, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds.
Technology Sector Risk: Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-

seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	12.85%	Q4 2021
Lowest Quarterly Return	-16.14%	Q2 2022
Year-to-Date	12.77%	9/30/2026
Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares. Effective February 10, 2025, the Fund's benchmark was renamed the S&P 500 Scored & Screened Index. Prior to February 10, 2025, the Fund's benchmark was named the S&P 500 ESG Index. The change did not result in any change to the index methodology or to the Fund's investment objective or principal investment strategy.
	One Year	Five Years	Since Inception
			7/28/2020
Return Before Taxes	18.48%	15.22%	17.11%
Return After Taxes on Distributions	18.16%	14.83%	16.70%
Return After Taxes on Distributions and Sale of Fund Shares	11.13%	12.17%	13.83%
S&P 500 Scored & Screened Index (reflects no deduction for fees, expenses or taxes)	18.63%	15.36%	17.25%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	16.50%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Emiliano Rabinovich, Karl Schneider and Olga Winner.
Emiliano Rabinovich, CFA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 2006.

Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 1997.
Olga Winner, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Team. She joined the Adviser in 2007.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

State Street® SPDR® S&P 600™ Small Cap Growth ETF
Investment Objective
The State Street SPDR S&P 600 Small Cap Growth ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of small capitalization exchange traded U.S. equity securities exhibiting “growth”
characteristics.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.15%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.15%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$15	$48	$85	$192
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 53% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P SmallCap 600 Growth Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective. The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended; however, the Fund may become “non-diversified” solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). When the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.
The Index measures the performance of the small-capitalization growth segment of the U.S. equity market. The Index consists of those stocks in the S&P SmallCap 600 Index exhibiting the strongest growth characteristics based on: (i) sales growth; (ii) changes in earnings over price; and (iii) momentum. The selection universe for the S&P SmallCap 600 Index includes all U.S. common equities listed on the NYSE, NYSE Arca, NYSE American, NASDAQ Global Select Market, NASDAQ Global Market, NASDAQ Capital Market, Cboe BZX, Cboe BYX, Cboe EDGA, or Cboe EDGX with market capitalizations between $1.2 billion and $8 billion at the time of inclusion. This capitalization range may be revised by the Index Provider (as defined below) at any time. To be included in the Index, a security (or issuer of a security, as applicable) should (i) have an annual dollar value traded to float adjusted market capitalization ratio of 0.75 or greater at the time of addition to the S&P Composite 1500 Index (the Index's parent index); (ii) trade a minimum of 250,000 shares in each of the six months leading up to the evaluation date; (iii) have a public float of at least 10%; and (iv) have positive as-reported earnings over the most recent four consecutive quarters (measured using the sum of earnings over those quarters) and for the most recent quarter. The Index is market capitalization weighted, subject to capping requirements to comply with the Internal Revenue Code of 1986, as amended (the “Code”). The Index is reconstituted annually after the close of business on the third Friday of December and rebalances quarterly after the close of business on the third Friday of March, June, September and December. As of August 31, 2026, a significant portion of the Fund comprised companies in the industrial and financial sectors, although this may change from time to time. As of July 31, 2026, the Index comprised 347 stocks.
The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Small-Capitalization Securities Risk: The securities of small-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of smaller companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of smaller issuers may be illiquid or may be restricted as to resale, and their values may have significant volatility. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. Returns on investments in securities of small-capitalization companies could trail the returns on investments in securities of larger companies.

Growth Stock Risk: The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Financial Sector Risk: Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Industrial Sector Risk: Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products and services in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, another component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the NAV of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis. In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Non-Diversification Risk: The Fund may become “non-diversified” for periods of time solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). To the extent the Fund becomes non-diversified, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.

Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	29.75%	Q4 2020
Lowest Quarterly Return	-28.12%	Q1 2020
Year-to-Date	14.23%	9/30/2026
Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	5.23%	5.40%	9.68%
Return After Taxes on Distributions	4.95%	5.09%	9.25%
Return After Taxes on Distributions and Sale of Fund Shares	3.18%	4.13%	7.83%
S&P SmallCap 600 Growth Index (reflects no deduction for fees, expenses or taxes)	5.37%	5.53%	9.82%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider, David Chin and Emiliano Rabinovich.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 1997.
David Chin is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Team. He joined the Adviser in 1999.
Emiliano Rabinovich, CFA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 2006.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

State Street® SPDR® S&P 600™ Small Cap Value ETF
Investment Objective
The State Street SPDR S&P 600 Small Cap Value ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of small capitalization exchange traded U.S. equity securities exhibiting “value”
characteristics.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.15%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.15%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$15	$48	$85	$192
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 59% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P SmallCap 600 Value Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective. The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended; however, the Fund may become “non-diversified” solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). When the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.
The Index measures the performance of the small-capitalization value segment of the U.S. equity market. The Index consists of those stocks in the S&P SmallCap 600 Index exhibiting the strongest value characteristics based on: (i) book value to price ratio; (ii) earnings to price ratio; and (iii) sales to price ratio. The selection universe for the S&P SmallCap 600 Index includes all U.S. common equities listed on the NYSE, NYSE Arca, NYSE American, NASDAQ Global Select Market, NASDAQ Global Market, NASDAQ Capital Market, Cboe BZX, Cboe BYX, Cboe EDGA, or Cboe EDGX with market capitalizations between $1.2 billion and $8 billion at the time of inclusion. The capitalization range may be revised by the Index Provider (as defined below) at any time. To be included in the Index, a security (or issuer of a security, as applicable) should (i) have an annual dollar value traded to float adjusted market capitalization ratio of 0.75 or greater at the time of addition to the S&P Composite 1500 Index (the Index's parent index); (ii) trade a minimum of 250,000 shares in each of the six months leading up to the evaluation date; (iii) have a public float of at least 10%; and (iv) have positive as-reported earnings over the most recent four consecutive quarters (measured using the sum of earnings over those quarters) and for the most recent quarter. The Index is market capitalization weighted, subject to capping requirements to comply with the Internal Revenue Code of 1986, as amended (the “Code”). The Index is reconstituted annually after the close of business on the third Friday of December and rebalances quarterly after the close of business on the third Friday of March, June, September and December. As of August 31, 2026, a significant portion of the Fund comprised companies in the financial and consumer discretionary sectors, although this may change from time to time. As of July 31, 2026, the Index comprised 461 stocks.
The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Small-Capitalization Securities Risk: The securities of small-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of smaller companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of smaller issuers may be illiquid or may be restricted as to resale, and their values may have significant volatility. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. Returns on investments in securities of small-capitalization companies could trail the returns on investments in securities of larger companies.

Value Stock Risk: A “value” style of investing is subject to the risk that the returns on “value” equity securities are less than returns on other styles of investing or the overall stock market. Value stocks present the risk that they may decline in price or never reach their expected full market value because the market fails to recognize a stock's intrinsic worth.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Consumer Discretionary Sector Risk: The success of consumer product manufacturers and retailers is tied closely to the performance of the overall global economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on their respective profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.
Financial Sector Risk: Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the NAV of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis. In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Non-Diversification Risk: The Fund may become “non-diversified” for periods of time solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). To the extent the Fund becomes non-diversified, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	32.82%	Q4 2020
Lowest Quarterly Return	-37.33%	Q1 2020
Year-to-Date	13.72%	9/30/2026

Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	6.57%	8.80%	9.52%
Return After Taxes on Distributions	5.84%	8.13%	8.70%
Return After Taxes on Distributions and Sale of Fund Shares	4.05%	6.74%	7.47%
S&P SmallCap 600 Value Index (reflects no deduction for fees, expenses or taxes)	6.70%	8.96%	9.64%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider, David Chin and Emiliano Rabinovich.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 1997.
David Chin is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Team. He joined the Adviser in 1999.
Emiliano Rabinovich, CFA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 2006.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

State Street® SPDR® S&P® Aerospace & Defense ETF
Investment Objective
The State Street SPDR S&P Aerospace & Defense ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the aerospace and defense segment of a U.S. total market composite index.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.35%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.35%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$36	$113	$197	$443
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 33% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P Aerospace & Defense Select Industry Index  (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.
The Index represents the aerospace and defense segment of the S&P Total Market Index (“S&P TMI”). The S&P TMI is designed to track the broad U.S. equity market. The aerospace & defense segment of the S&P TMI comprises the Aerospace & Defense sub-industry. The Index is one of twenty-one (21) of the S&P Select Industry Indices (the “Select Industry Indices”), each designed to measure the performance of a narrow sub-industry or group of sub-industries determined based on the Global Industry Classification Standard (“GICS”). Membership in the Select Industry Indices is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indices are classified according to GICS which determines classifications primarily based on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the Aerospace & Defense sub-industry that satisfy the following criteria: (i) have a float-adjusted market capitalization greater than or equal to $500 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the index rebalancing reference date) greater than or equal to 90% or have a float-adjusted market capitalization greater than or equal to $400 million with a float-adjusted liquidity ratio (as defined above) greater than or equal to 150%; and (ii) are U.S. based companies. To evaluate liquidity, the dollar value traded for initial public offerings or spin-offs that do not have 12 months of trading history is annualized. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. Existing Index constituents are removed at the quarterly rebalancing effective date if either their float-adjusted market capitalization falls below $300 million or their float-adjusted liquidity ratio falls below 50%. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. The Index is modified equal weighted. The Index rebalances and reconstitutes quarterly on the third Friday of the quarter ending month and a secondary reweighting is performed on the third to last business day of the quarter ending month. The reference date for additions and deletions is after the close of the last trading date of the previous month. The S&P TMI tracks all eligible U.S. common equities listed on the NYSE, NYSE Arca, NYSE American, NASDAQ Global Select Market, NASDAQ Global Market, NASDAQ Capital Market, Cboe BZX, Cboe BYX, Cboe EDGA, or Cboe EDGX exchanges. As of July 31, 2026, the Index comprised 47 stocks.
The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Aerospace and Defense Companies Risk: Aerospace and defense companies can be significantly affected by government aerospace and defense regulation and spending policies because companies involved in this industry rely to a significant extent on U.S. (and other) government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Concentration Risk: When the Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not done so.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Industrial Sector Risk: Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products and services in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, another component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.

Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	31.63%	Q4 2020
Lowest Quarterly Return	-29.93%	Q1 2020
Year-to-Date	-4.03%	9/30/2026
Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	46.21%	16.71%	17.28%
Return After Taxes on Distributions	46.05%	16.54%	17.06%
Return After Taxes on Distributions and Sale of Fund Shares	27.44%	13.49%	14.72%
S&P Aerospace & Defense Select Industry Index (reflects no deduction for fees, expenses or taxes)	46.79%	17.10%	17.69%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider, Keith Richardson and Emiliano Rabinovich.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 1997.
Keith Richardson is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Team. He joined the Adviser in 1999.
Emiliano Rabinovich, CFA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 2006.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

State Street® SPDR® S&P® Bank ETF
Investment Objective
The State Street SPDR S&P Bank ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of publicly traded national money centers and leading regional banks.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.35%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.35%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$36	$113	$197	$443
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 26% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P Banks Select Industry Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.
The Index represents the banks segment of the S&P Total Market Index (“S&P TMI”). The S&P TMI is designed to track the broad U.S. equity market. The banks segment of the S&P TMI comprises the following sub-industries: Asset Management & Custody Banks, Diversified Banks, Regional Banks, Diversified Financial Services, and Commercial & Residential Mortgage Finance. The Index is one of twenty-one (21) of the S&P Select Industry Indices (the “Select Industry Indices”), each designed to measure the performance of a narrow sub-industry or group of sub-industries determined based on the Global Industry Classification Standard (“GICS”). Membership in the Select Industry Indices is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indices are classified according to GICS which determines classifications primarily based on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the Asset Management & Custody Banks, Diversified Banks, Regional Banks, Diversified Financial Services, and Commercial & Residential Mortgage Finance sub-industries that satisfy the following criteria: (i) have a float-adjusted market capitalization above $2 billion with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the index rebalancing reference date) above 100%; and (ii) are U.S. based companies. To evaluate liquidity, the dollar value traded for initial public offerings or spin-offs that do not have 12 months of trading history is annualized. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. Existing Index constituents are removed at the quarterly rebalancing effective date if either their float-adjusted market capitalization falls below $1 billion or their float-adjusted liquidity ratio falls below 50%. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. The Index is modified equal weighted. The Index rebalances and reconstitutes quarterly on the third Friday of the quarter ending month and a secondary reweighting is performed on the third to last business day of the quarter ending month. The reference date for additions and deletions is after the close of the last trading date of the previous month. The S&P TMI tracks all eligible U.S. common equities listed on the NYSE, NYSE Arca, NYSE American, NASDAQ Global Select Market, NASDAQ Global Market, NASDAQ Capital Market, Cboe BZX, Cboe BYX, Cboe EDGA, or Cboe EDGX exchanges. As of July 31, 2026, the Index comprised 103 stocks.
The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Banking Companies Risk: The performance of bank stocks may be affected by extensive governmental regulation, which may limit the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. The impact of changes in regulations and capital requirements on a banking company cannot be predicted and may negatively impact such banking company. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively impact banking companies. Banks may also be subject to severe price competition. Competition among banking companies is high and failure to maintain or increase market share may result in lost market value.
Regional Bank Risk: Investments in regional banks, which may be small or medium in size, may involve greater risk than investing in larger, more established banks. Securities of regional banks are often less liquid and subject to greater volatility and less trading volume than is customarily associated with securities of larger banks. A regional bank's financial performance may be dependent upon the business environment in certain geographic regions of the United States and, as a result, adverse economic or employment developments in such regions may negatively impact such regional bank and, in turn, the Fund.
Financial Institutions Risk: Changes in the creditworthiness of financial institutions (such as banks and broker-dealers) may adversely affect the values of instruments of issuers in financial industries. Adverse developments in banking and other financial industries may cause the Fund to underperform relative to other funds that invest more broadly across different industries or have a smaller exposure to financial institutions. Other adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, may reduce liquidity in the market generally or have other adverse effects on the economy or the Fund. In addition, the Fund may not be able to identify all potential solvency or stress concerns with respect to a financial institution or to transfer assets from one bank or financial institution to another in a timely manner in the event such bank or financial institution comes under stress or fails. Changes in governmental regulation and oversight of financial institutions may have an adverse effect on the financial condition of a financial institution.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Concentration Risk: When the Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not done so.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	42.83%	Q4 2020
Lowest Quarterly Return	-42.63%	Q1 2020
Year-to-Date	5.90%	9/30/2026
Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	12.34%	10.74%	8.64%
Return After Taxes on Distributions	11.63%	10.01%	8.00%
Return After Taxes on Distributions and Sale of Fund Shares	7.74%	8.39%	6.89%
S&P Banks Select Industry Index (reflects no deduction for fees, expenses or taxes)	12.71%	11.10%	8.97%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider, Ted Janowsky and Kala O'Donnell.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 1997.
Ted Janowsky, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Team. He joined the Adviser in 2005.
Kala O'Donnell is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Team. She joined the Adviser in 1995.

Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

State Street® SPDR® S&P® Biotech ETF
Investment Objective
The State Street SPDR S&P Biotech ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the biotechnology segment of a U.S. total market composite index.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.35%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.35%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$36	$113	$197	$443
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 71% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P Biotechnology Select Industry Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.
The Index represents the biotechnology segment of the S&P Total Market Index (“S&P TMI”). The S&P TMI is designed to track the broad U.S. equity market. The biotechnology segment of the S&P TMI comprises the Biotechnology sub-industry. The Index is one of twenty-one (21) of the S&P Select Industry Indices (the “Select Industry Indices”), each designed to measure the performance of a narrow sub-industry or group of sub-industries determined based on the Global Industry Classification Standard (“GICS”). Membership in the Select Industry Indices is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indices are classified according to GICS which determines classifications primarily based on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the Biotechnology sub-industry that satisfy the following criteria: (i) have a float-adjusted market capitalization greater than or equal to $500 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the index rebalancing reference date) greater than or equal to 90% or have a float-adjusted market capitalization greater than or equal to $400 million with a float-adjusted liquidity ratio (as defined above) greater than or equal to 150%; and (ii) are U.S. based companies. To evaluate liquidity, the dollar value traded for initial public offerings or spin-offs that do not have 12 months of trading history is annualized. If there are fewer than 35 stocks, stocks from the Life Sciences Tools & Services sub-industry that meet the market capitalization and liquidity thresholds are included in order of their float-adjusted market capitalization from largest to smallest. If there continues to be fewer than 22 stocks, the market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. Existing Index constituents are removed at the quarterly rebalancing effective date if either their float-adjusted market capitalization falls below $300 million or their float-adjusted liquidity ratio falls below 50%. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. The Index is modified equal weighted. The Index rebalances and reconstitutes quarterly on the third Friday of the quarter ending month and a secondary reweighting is performed on the third to last business day of the quarter ending month. The reference date for additions and deletions is after the close of the last trading date of the previous month. The S&P TMI tracks all eligible U.S. common equities listed on the NYSE, NYSE Arca, NYSE American, NASDAQ Global Select Market, NASDAQ Global Market, NASDAQ Capital Market, Cboe BZX, Cboe BYX, Cboe EDGA, or Cboe EDGX exchanges. As of July 31, 2026, the Index comprised 147 stocks.
The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Biotechnology Companies Risk: Biotech companies invest heavily in research and development which may not necessarily lead to commercially successful products. These companies are also subject to increased governmental regulation which may delay or inhibit the release of new products. Many biotech companies are dependent upon their ability to use and enforce intellectual property rights and patents. Any impairment of such rights may have adverse financial consequences. Biotech stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Biotech companies can be significantly affected by technological change and obsolescence, product liability lawsuits and consequential high insurance costs.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Concentration Risk: When the Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not done so.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Health Care Sector Risk: Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of health care through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of these companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The

Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	44.42%	Q2 2020
Lowest Quarterly Return	-26.22%	Q1 2016
Year-to-Date	29.42%	9/30/2026
Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	35.84%	-2.72%	5.84%
Return After Taxes on Distributions	35.68%	-2.76%	5.79%
Return After Taxes on Distributions and Sale of Fund Shares	21.26%	-2.06%	4.68%
S&P Biotechnology Select Industry Index (reflects no deduction for fees, expenses or taxes)	35.98%	-2.57%	5.91%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider, Raymond Donofrio and Emiliano Rabinovich.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 1997.
Raymond Donofrio is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Team. He joined the Adviser in 2008.
Emiliano Rabinovich, CFA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 2006.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.

Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

State Street® SPDR® S&P® Capital Markets ETF
Investment Objective
The State Street SPDR S&P Capital Markets ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of publicly traded companies that do business as broker-dealers, asset managers, trust and custody banks or exchanges.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.35%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.35%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$36	$113	$197	$443
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 29% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P Capital Markets Select Industry Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.
The Index represents the capital markets segment of the S&P Total Market Index (“S&P TMI”). The S&P TMI is designed to track the broad U.S. equity market. The capital markets segment of the S&P TMI comprises the following sub-industries: Asset Management & Custody Banks, Diversified Capital Markets, Financial Exchanges & Data, and Investment Banking & Brokerage. The Index is one of twenty-one (21) of the S&P Select Industry Indices (the “Select Industry Indices”), each designed to measure the performance of a narrow sub-industry or group of sub-industries determined based on the Global Industry Classification Standard (“GICS”). Membership in the Select Industry Indices is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indices are classified according to GICS which determines classifications primarily based on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the Asset Management & Custody Banks, Diversified Capital Markets, Financial Exchanges & Data, and Investment Banking & Brokerage sub-industries that satisfy the following criteria: (i) have a float-adjusted market capitalization greater than or equal to $500 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the index rebalancing reference date) greater than or equal to 90% or have a float-adjusted market capitalization greater than or equal to $400 million with a float-adjusted liquidity ratio (as defined above) greater than or equal to 150%; and (ii) are U.S. based companies. To evaluate liquidity, the dollar value traded for initial public offerings or spin-offs that do not have 12 months of trading history is annualized. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. Existing Index constituents are removed at the quarterly rebalancing effective date if either their float-adjusted market capitalization falls below $300 million or their float-adjusted liquidity ratio falls below 50%. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. The Index is modified equal weighted. The Index rebalances and reconstitutes quarterly on the third Friday of the quarter ending month and a secondary reweighting is performed on the third to last business day of the quarter ending month. The reference date for additions and deletions is after the close of the last trading date of the previous month. The S&P TMI tracks all eligible U.S. common equities listed on the NYSE, NYSE Arca, NYSE American, NASDAQ Global Select Market, NASDAQ Global Market, NASDAQ Capital Market, Cboe BZX, Cboe BYX, Cboe EDGA, or Cboe EDGX exchanges. As of July 31, 2026, the Index comprised 65 stocks.
The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Capital Markets Companies Risk: Capital Markets companies may be significantly affected by stock and bank trading activity, changes in governmental regulation, continuing increases in price competition, decreases in fees or fee-related business, including investment banking, brokerage, asset management and other servicing fees, fluctuation in interest rates and other factors which could adversely affect financial markets.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Concentration Risk: When the Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not done so.
Financial Sector Risk: Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	31.08%	Q4 2020
Lowest Quarterly Return	-22.76%	Q1 2020
Year-to-Date	4.05%	9/30/2026
Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	10.66%	16.99%	15.73%
Return After Taxes on Distributions	10.22%	16.44%	15.09%
Return After Taxes on Distributions and Sale of Fund Shares	6.60%	13.62%	13.08%
S&P Capital Markets Select Industry Index (reflects no deduction for fees, expenses or taxes)	11.06%	17.38%	15.96%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider, Kala O'Donnell and Emiliano Rabinovich.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 1997.
Kala O'Donnell is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Team. She joined the Adviser in 1995.
Emiliano Rabinovich, CFA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 2006.

Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

State Street® SPDR® S&P® Dividend ETF
Investment Objective
The State Street SPDR S&P Dividend ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of publicly traded issuers that have historically followed a policy of making dividend payments.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.35%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.35%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$36	$113	$197	$443
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 28% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P High Yield Dividend Aristocrats Index  (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective. The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended; however, the Fund may become “non-diversified” solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). When the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Swaps and futures contracts (each, a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.
The Index is designed to measure the performance of the highest dividend yielding S&P Composite 1500 Index (the “Parent Index”) constituents that have followed a managed-dividends policy of consistently increasing dividends every year for at least 20 consecutive years. The Parent Index is designed to measure the performance of the broad exchange-traded US equity securities universe. To be eligible for inclusion in the Index, a company must also (i) have a float-adjusted market capitalization of at least $2 billion ($1.5 billion for current Index constituents) and (ii) have a minimum three-month average daily value traded of at least $5 million ($4 million for current Index constituents). Stocks within the Index are weighted by indicated yield (annualized gross dividend payment per share divided by price per share), subject to the following constraints: (i) no stock can have a weight greater than 4% in the Index; (ii) no stock can have a weight greater than 30 times its weight in the Parent Index; and (iii) no stock can have a weight greater than the ratio of its three-month average daily value traded divided by $2 billion. The Index components are reviewed annually in January for continued inclusion in the Index and re-weighted quarterly after the closing of the last business day of January, April, July and October. If between annual reviews the Index Provider (as defined below) determines, based on publicly available information, that an Index constituent has omitted a scheduled dividend payment, announced it will cease paying dividends for an undetermined period, or announced a reduced dividend amount and will no longer qualify for the Index at the subsequent reconstitution, the Index constituent will be removed from the index effective prior to the open of the first business day of the following month. As of August 31, 2026, a significant portion of the Fund comprised companies in the financial, utilities and real estate sectors, although this may change from time to time. As of July 31, 2026, the Index comprised 155 stocks.
The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Dividend Paying Securities Risk: Securities that pay dividends, as a group, can fall out of favor with the market, causing such companies to underperform companies that do not pay dividends. In addition, changes in the dividend policies of the companies held by the Fund or the capital resources available for such company's dividend payments may adversely affect the Fund.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.

Financial Sector Risk: Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Non-Diversification Risk: The Fund may become “non-diversified” for periods of time solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). To the extent the Fund becomes non-diversified, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds.

Real Estate Sector Risk: An investment in a real property company may be subject to risks similar to those associated with direct ownership of real estate, including, by way of example, the possibility of declines in the value of real estate, losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, environmental liability, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. Some real property companies have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
Swaps Risk: A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty's defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Utilities Sector Risk: Utility companies are affected by supply and demand, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. Although rate changes of a utility usually fluctuate in approximate correlation with financing costs, due to political and regulatory factors rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a regulated utility company's earnings and dividends in times of decreasing costs, but conversely, will tend to adversely affect earnings and dividends when costs are rising. The value of regulated utility debt securities (and, to a lesser extent, equity securities) may tend to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company's equipment unusable or obsolete and negatively impact profitability.
Among the risks that may affect utility companies are the following: risks of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations; and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	15.71%	Q4 2020
Lowest Quarterly Return	-25.05%	Q1 2020
Year-to-Date	7.25%	9/30/2026

Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	8.18%	8.46%	9.82%
Return After Taxes on Distributions	7.49%	7.76%	9.00%
Return After Taxes on Distributions and Sale of Fund Shares	5.29%	6.58%	7.85%
S&P High Yield Dividend Aristocrats Index (reflects no deduction for fees, expenses or taxes)	8.56%	8.82%	10.21%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider and Emiliano Rabinovich.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 1997.
Emiliano Rabinovich, CFA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 2006.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

State Street® SPDR® S&P® Health Care Equipment ETF
Investment Objective
The State Street SPDR S&P Health Care Equipment ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the health care equipment and supplies segment of a U.S. total market composite index.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.35%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.35%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$36	$113	$197	$443
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 42% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P Health Care Equipment Select Industry Index  (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.
The Index represents the health care equipment segment of the S&P Total Market Index (“S&P TMI”). The S&P TMI is designed to track the broad U.S. equity market. The health care equipment segment of the S&P TMI comprises the following sub-industries: Health Care Equipment and Health Care Supplies. The Index is one of twenty-one (21) of the S&P Select Industry Indices (the “Select Industry Indices”), each designed to measure the performance of a narrow sub-industry or group of sub-industries determined based on the Global Industry Classification Standard (“GICS”). Membership in the Select Industry Indices is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indices are classified according to GICS which determines classifications primarily based on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the Health Care Equipment and Health Care Services sub-industries that satisfy the following criteria: (i) have a float-adjusted market capitalization greater than or equal to $500 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the index rebalancing reference date) greater than or equal to 90% or have a float-adjusted market capitalization greater than or equal to $400 million with a float-adjusted liquidity ratio (as defined above) greater than or equal to 150%; and (ii) are U.S. based companies. To evaluate liquidity, the dollar value traded for initial public offerings or spin-offs that do not have 12 months of trading history is annualized. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. Existing Index constituents are removed at the quarterly rebalancing effective date if either their float-adjusted market capitalization falls below $300 million or their float-adjusted liquidity ratio falls below 50%. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. The Index is modified equal weighted. The Index rebalances and reconstitutes quarterly on the third Friday of the quarter ending month and a secondary reweighting is performed on the third to last business day of the quarter ending month. The reference date for additions and deletions is after the close of the last trading date of the previous month. The S&P TMI tracks all eligible U.S. common equities listed on the NYSE, NYSE Arca, NYSE American, NASDAQ Global Select Market, NASDAQ Global Market, NASDAQ Capital Market, Cboe BZX, Cboe BYX, Cboe EDGA, or Cboe EDGX exchanges. As of July 31, 2026, the Index comprised 66 stocks.
The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Health Care Equipment Companies Risk: Health care equipment companies are affected by rising costs of medical products, devices and services and the increased emphasis on the delivery of health care through outpatient services. Competition among health care equipment companies is high and can be significantly affected by extensive government regulation or government reimbursement for medical expenses. The equipment may be subject to extensive litigation based on malpractice claims, product liability claims or other litigation. Medical equipment manufacturers are heavily dependent on patent protection and the expiration of patents may adversely affect their profitability. Many new health care products are subject to the approval of the U.S. Food and Drug Administration (“FDA”). The process of obtaining FDA approval is often long and expensive.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Concentration Risk: When the Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not done so.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Health Care Sector Risk: Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of health care through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of these companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.

Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	24.37%	Q2 2020
Lowest Quarterly Return	-24.11%	Q2 2022
Year-to-Date	2.80%	9/30/2026
Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	-0.55%	-4.95%	7.26%
Return After Taxes on Distributions	-0.58%	-4.96%	7.22%
Return After Taxes on Distributions and Sale of Fund Shares	-0.32%	-3.68%	5.88%
S&P Health Care Equipment Select Industry Index (reflects no deduction for fees, expenses or taxes)	-0.25%	-4.68%	7.57%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider, Kala O'Donnell and Emiliano Rabinovich.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 1997.
Kala O'Donnell is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Team. She joined the Adviser in 1995.
Emiliano Rabinovich, CFA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 2006.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.

Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

State Street® SPDR® S&P® Health Care Services ETF
Investment Objective
The State Street SPDR S&P Health Care Services ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the health care providers and services segment of a U.S. total market composite index.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.35%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.35%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$36	$113	$197	$443
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 49% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P Health Care Services Select Industry Index   (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.
The Index represents the health care services segment of the S&P Total Market Index (“S&P TMI”). The S&P TMI is designed to track the broad U.S. equity market. The health care services segment of the S&P TMI comprises the following sub-industries: Health Care Distributors, Health Care Facilities, Health Care Services, and Managed Health Care. The Index is one of twenty-one (21) of the S&P Select Industry Indices (the “Select Industry Indices”), each designed to measure the performance of a narrow sub-industry or group of sub-industries determined based on the Global Industry Classification Standard (“GICS”). Membership in the Select Industry Indices is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indices are classified according to GICS which determines classifications primarily based on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the Health Care Distributors, Health Care Facilities, Health Care Services, and Managed Health Care sub-industries that satisfy the following criteria: (i) have a float-adjusted market capitalization greater than or equal to $500 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the index rebalancing reference date) greater than or equal to 90% or have a float-adjusted market capitalization greater than or equal to $400 million with a float-adjusted liquidity ratio (as defined above) greater than or equal to 150%; and (ii) are U.S. based companies. To evaluate liquidity, the dollar value traded for initial public offerings or spin-offs that do not have 12 months of trading history is annualized. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. Existing Index constituents are removed at the quarterly rebalancing effective date if either their float-adjusted market capitalization falls below $300 million or their float-adjusted liquidity ratio falls below 50%. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. The Index is modified equal weighted. The Index rebalances and reconstitutes quarterly on the third Friday of the quarter ending month and a secondary reweighting is performed on the third to last business day of the quarter ending month. The reference date for additions and deletions is after the close of the last trading date of the previous month. The S&P TMI tracks all eligible U.S. common equities listed on the NYSE, NYSE Arca, NYSE American, NASDAQ Global Select Market, NASDAQ Global Market, NASDAQ Capital Market, Cboe BZX, Cboe BYX, Cboe EDGA, or Cboe EDGX exchanges. As of July 31, 2026, the Index comprised 60 stocks.
The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Health Care Services Companies Risk: Health care services companies are affected by rising costs of medical products, devices and services and the increased emphasis on the delivery of health care through outpatient services. Competition is high among health care services companies and can be significantly affected by extensive government regulation or government reimbursement for medical expenses. The equipment may be subject to extensive litigation based on malpractice claims, product liability claims or other litigation. Medical equipment manufacturers are heavily dependent on patent protection and the expiration of patents may adversely affect their profitability. Many new health care products are subject to the approval of the U.S. Food and Drug Administration (“FDA”). The process of obtaining FDA approval is often long and expensive.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Concentration Risk: When the Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not done so.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Health Care Sector Risk: Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of health care through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of these companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The

Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	25.18%	Q4 2020
Lowest Quarterly Return	-20.68%	Q1 2020
Year-to-Date	23.98%	9/30/2026
Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	18.74%	2.27%	6.93%
Return After Taxes on Distributions	18.66%	2.21%	6.80%
Return After Taxes on Distributions and Sale of Fund Shares	11.15%	1.75%	5.58%
S&P Health Care Services Select Industry Index (reflects no deduction for fees, expenses or taxes)	19.14%	2.47%	7.22%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider, Raymond Donofrio and Emiliano Rabinovich.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 1997.
Raymond Donofrio is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Team. He joined the Adviser in 2008.
Emiliano Rabinovich, CFA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 2006.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.

Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

State Street® SPDR® S&P® Homebuilders ETF
Investment Objective
The State Street SPDR S&P Homebuilders ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the homebuilding segment of a U.S. total market composite index.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.35%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.35%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$36	$113	$197	$443
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 31% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P Homebuilders Select Industry Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.
The Index represents the homebuilders segment of the S&P Total Market Index (“S&P TMI”). The S&P TMI is designed to track the broad U.S. equity market. The homebuilders segment of the S&P TMI comprises the Homebuilding sub-industry. The Index is one of twenty-one (21) of the S&P Select Industry Indices (the “Select Industry Indices”), each designed to measure the performance of a narrow sub-industry or group of sub-industries determined based on the Global Industry Classification Standard (“GICS”). Membership in the Select Industry Indices is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indices are classified according to GICS which determines classifications primarily based on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the Homebuilding sub-industry that satisfy the following criteria: (i) have a float-adjusted market capitalization greater than or equal to $500 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the index rebalancing reference date) greater than or equal to 90% or have a float-adjusted market capitalization greater than or equal to $400 million with a float-adjusted liquidity ratio (as defined above) greater than or equal to 150%; and (ii) are U.S. based companies. To evaluate liquidity, the dollar value traded for initial public offerings or spin-offs that do not have 12 months of trading history is annualized. If there are fewer than 35 stocks, stocks from the Building Products, Home Furnishings, Home Improvement Retail, Homefurnishing Retail, or Household Appliances sub-industries that meet the market capitalization and liquidity thresholds are included in order of their float-adjusted market capitalization from largest to smallest. If there continues to be fewer than 22 stocks, the market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. Existing Index constituents are removed at the quarterly rebalancing effective date if either their float-adjusted market capitalization falls below $300 million or their float-adjusted liquidity ratio falls below 50%. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. The Index is modified equal weighted. The Index rebalances and reconstitutes quarterly on the third Friday of the quarter ending month and a secondary reweighting is performed on the third to last business day of the quarter ending month. The reference date for additions and deletions is after the close of the last trading date of the previous month. The S&P TMI tracks all eligible U.S. common equities listed on the NYSE, NYSE Arca, NYSE American, NASDAQ Global Select Market, NASDAQ Global Market, NASDAQ Capital Market, Cboe BZX, Cboe BYX, Cboe EDGA, or Cboe EDGX exchanges. As of July 31, 2026, the Index comprised 33 stocks.
The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Homebuilding Companies Risk: Homebuilding companies can be significantly affected by the national, regional and local real estate markets. This industry is also sensitive to interest rate fluctuations which can cause changes in the availability of mortgage capital and directly affect the purchasing power of potential homebuyers. The building industry can be significantly affected by changes in government spending, consumer confidence, demographic patterns and the level of new and existing home sales.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Concentration Risk: When the Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not done so.
Consumer Discretionary Sector Risk: The success of consumer product manufacturers and retailers is tied closely to the performance of the overall global economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on their respective profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.

Industrial Sector Risk: Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products and services in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, another component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Retail Companies Risk: Retail companies can be significantly affected by the performance of the domestic and international economy, consumer confidence and spending, intense competition, changes in demographics, and changing consumer tastes and preferences.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	47.95%	Q2 2020
Lowest Quarterly Return	-34.46%	Q1 2020
Year-to-Date	-5.91%	9/30/2026
Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	-0.71%	13.20%	12.61%
Return After Taxes on Distributions	-0.89%	12.99%	12.38%
Return After Taxes on Distributions and Sale of Fund Shares	-0.29%	10.55%	10.50%
S&P Homebuilders Select Industry Index (reflects no deduction for fees, expenses or taxes)	-0.37%	13.61%	12.96%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider, Raymond Donofrio and Amy Cheng.

Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 1997.
Raymond Donofrio is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Team. He joined the Adviser in 2008.
Amy Cheng is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Team. She joined the Adviser in 2000.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

State Street® SPDR® S&P® Insurance ETF
Investment Objective
The State Street SPDR S&P Insurance ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of publicly traded companies in the insurance industry.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.35%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.35%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$36	$113	$197	$443
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 21% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P Insurance Select Industry Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.
The Index represents the insurance segment of the S&P Total Market Index (“S&P TMI”). The S&P TMI is designed to track the broad U.S. equity market. The insurance segment of the S&P TMI comprises the following sub-industries: Insurance Brokers, Life & Health Insurance, Multi-Line Insurance, Property & Casualty Insurance, and Reinsurance. The Index is one of twenty-one (21) of the S&P Select Industry Indices (the “Select Industry Indices”), each designed to measure the performance of a narrow sub-industry or group of sub-industries determined based on the Global Industry Classification Standard (“GICS”). Membership in the Select Industry Indices is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indices are classified according to GICS which determines classifications primarily based on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the Insurance Brokers, Life & Health Insurance, Multi-Line Insurance, Property & Casualty Insurance, and Reinsurance sub-industries that satisfy the following criteria: (i) have a float-adjusted market capitalization above $2 billion with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the index rebalancing reference date) above 90%; and (ii) are U.S. based companies. To evaluate liquidity, the dollar value traded for initial public offerings or spin-offs that do not have 12 months of trading history is annualized. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. Existing Index constituents are removed at the quarterly rebalancing effective date if either their float-adjusted market capitalization falls below $1 billion or their float-adjusted liquidity ratio falls below 50%. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. The Index is modified equal weighted. The Index rebalances and reconstitutes quarterly on the third Friday of the quarter ending month and a secondary reweighting is performed on the third to last business day of the quarter ending month. The reference date for additions and deletions is after the close of the last trading date of the previous month. The S&P TMI tracks all eligible U.S. common equities listed on the NYSE, NYSE Arca, NYSE American, NASDAQ Global Select Market, NASDAQ Global Market, NASDAQ Capital Market, Cboe BZX, Cboe BYX, Cboe EDGA, or Cboe EDGX exchanges. As of July 31, 2026, the Index comprised 53 stocks.
The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Insurance Companies Risk: Insurance companies' profits are affected by many factors, including interest rate movements, the imposition of premium rate caps, competition and pressure to compete globally. Certain types of insurance companies may also be affected by weather catastrophes and other disasters and mortality rates. In addition, although insurance companies are currently subject to extensive regulation, such companies may be adversely affected by increased governmental regulations or tax law changes in the future.

Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Concentration Risk: When the Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not done so.
Financial Sector Risk: Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The

Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	20.58%	Q4 2020
Lowest Quarterly Return	-29.20%	Q1 2020
Year-to-Date	-1.53%	9/30/2026
Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	8.07%	14.32%	11.98%
Return After Taxes on Distributions	7.66%	13.85%	11.50%
Return After Taxes on Distributions and Sale of Fund Shares	5.06%	11.43%	9.85%
S&P Insurance Select Industry Index (reflects no deduction for fees, expenses or taxes)	8.43%	14.74%	12.39%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider, Raymond Donofrio and Emiliano Rabinovich.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 1997.
Raymond Donofrio is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Team. He joined the Adviser in 2008.
Emiliano Rabinovich, CFA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 2006.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.

Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

State Street® SPDR® S&P Kensho Final Frontiers ETF
Investment Objective
The State Street SPDR S&P Kensho Final Frontiers ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the S&P Kensho
Final Frontiers Index.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.45%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.45%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$46	$144	$252	$567
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 60% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P Kensho Final Frontiers Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.
The Index is comprised of U.S.-listed equity securities (including depositary receipts) of companies domiciled across developed and emerging markets worldwide which are included in the Final Frontiers sector as determined by a classification standard produced by S&P Dow Jones Indices LLC (the “Index Provider”). The Index is designed to capture companies whose products and services are driving innovation behind the exploration of deep space and deep sea. In particular, the Index comprises the components of the S&P Kensho Space Index and the deep sea exploration components of the S&P Kensho Drones Index (the “Underlying Indexes”) as of the Index's reconstitution reference date. The Underlying Indexes are subject to the following liquidity thresholds for each component: (i) must have a share price of at least USD $1.00; (ii) must be issued by a company with a minimum float market capitalization of at least $100 million; and (iii) must have a minimum three-month average daily traded value of at least $1 million. The S&P Kensho Space Index seeks to track companies that produce products and services that enable space travel and exploration, or are a necessary component of the supply chain for such products and services. The S&P Kensho Drones Index seeks to track companies that produce products and services related to the remotely-operated or unmanned aerial, underwater and surface-level drones market, or are a necessary component of the supply chain for such products and services.
To determine the constituents of the Underlying Indexes, the Index Provider's classification standard utilizes an automated scan of companies' most recent regulatory filings with the U.S. Securities and Exchange Commission on Form 10-K, Form 20-F, Form 40-F, or Form S-1, as applicable, maintained in the S&P Market Intelligence United Document Repository, to identify specific search terms and phrases that describe a company as producing products and services related to the particular segment targeted by the Underlying Index. The resulting list of eligible securities for each Underlying Index is then filtered by eliminating companies that do not include in their regulatory filings a reference to a product or service that (i) is related to a search term or phrase and (ii) is used in a manner that is within the scope of the Underlying Index's objective. Each Underlying Index then screens the remaining securities to remove securities that are not listed on NYSE, NASDAQ, or CBOE exchanges (or an affiliate of one of those exchanges) or do not meet certain minimum liquidity thresholds. The Index Provider's Index Committee then reviews each remaining eligible constituent to verify the rules of the automated scan were implemented correctly.
Underlying Index constituents are then categorized as either “Core” or “Non-Core.” A company is categorized as Core if its products and services related to the Underlying Index's objective are identified in its regulatory filings as principal components of the company's strategy. Products and services are deemed to be principal components of a company's strategy if the company's regulatory filing disclosures regarding such products and services are determined to be sufficiently prominent according to a proprietary algorithm of the Index Provider which calculates prominence based on the frequency and position of such disclosures within regulatory filings. A company may also be categorized as Core if the Index Provider determines that the majority of the company's revenue is derived from products and services related to the Underlying Index's objective as indicated by the company's reported business segments, which is assessed by scanning the S&P Capital IQ Database for annual fiscal year revenue segment reporting. All other companies are categorized as Non-Core, including companies whose products and services are identified as forming a necessary component of the supply chain of the segment targeted by the Underlying Index. An Index constituent categorized as Core by at least one of the Underlying Indexes will be categorized as Core for purposes of the Index. At the time of each rebalance, to tilt the Index's exposure toward Core Index Constituents, the Core Index Constituents are systematically overweighted relative to the Non-Core Index Constituents. Each Core Index Constituent and Non-Core Index Constituent is then equally weighted within the group of Core Index Constituents and Non-Core Index Constituents, respectively, subject to liquidity and diversification adjustments.
The Index is reconstituted and rebalanced after the close of trading on the third Friday in June with a reference date as of the close of the last trading day in May. In addition, the Index is rebalanced after the close of trading on the third Friday of December with a reference date as of the close of the last trading day in November. In connection with the December rebalance, Index constituents are also evaluated for continued inclusion in the Index if a new eligible regulatory filing has been filed since the last reconstitution review.  As of July 31, 2026, the Index comprised 37 securities.
The Index Provider is not affiliated with the Fund or the Adviser. The Index Provider establishes and maintains rules which are used to determine the composition of the Index and relative weightings of the securities in the Index.

Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Aerospace and Defense Companies Risk: Aerospace and defense companies can be significantly affected by government aerospace and defense regulation and spending policies because companies involved in this industry rely to a significant extent on U.S. (and other) government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets.
Drone Companies Risk: Drone companies may have limited product lines, markets, financial resources or personnel and are subject to the risks of changes in business cycles, world economic growth, technological progress, and government regulation. Securities of drone companies, especially smaller, start-up companies, tend to be more volatile than securities of companies that do not rely heavily on technology. These companies may face intense competition and potentially rapid product obsolescence. In addition, drone companies may be dependent on the U.S. government and its agencies for a significant portion of their sales, and their success and growth may be dependent on their ability to win future government contracts. As a result, such companies may be negatively affected by budgetary constraints, spending reductions, congressional appropriations, and administrative allocations of funds that affect the U.S. government and its agencies. Drone companies may rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies, and may be adversely affected by loss or impairment of those rights. Legal and regulatory changes may have an impact on a drone company's products or services. In addition, drone companies may also be subject to increasing regulatory constraints that may limit the sale or use of a company's products, including the need to obtain regulatory approvals from certain government agencies. Drone companies typically engage in significant amounts of spending on research and development, and there is no guarantee that the products or services produced by these companies will be successful.
Cybersecurity-Related Risk: The companies included in the Index rely on technologies such as the Internet and depend on computer systems to perform business and operational functions, and therefore may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Successful cyber-attacks against, or security breakdowns of, a company included in the Index may result in material adverse consequences for such company, as well as other companies included in the Index, and may cause the Fund's investments to lose value.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.

Concentration Risk: When the Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not done so.
Depositary Receipts Risk: Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based. To the extent the Fund invests in depositary receipts based on securities included in the Index, such differences in prices may increase index tracking risk.
Emerging Markets Risk: Risks of investing in emerging markets include, among others, greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, increased potential for market manipulation, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country's dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, and less developed legal systems. There is also the potential for unfavorable action such as expropriation, nationalization, embargoes, and acts of war. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. Market disruptions or substantial market corrections may limit very significantly the liquidity of securities of certain companies in a particular country or geographic region, or of all companies in the country or region. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. These risks are generally greater for investments in frontier market countries, which typically have smaller economies or less developed capital markets than traditional emerging market countries.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The

Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Industrial Sector Risk: Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products and services in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, another component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the NAV of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis. In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Mid-Capitalization Securities Risk: The securities of mid-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of mid-sized companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of mid-sized issuers may be illiquid or may be restricted as to resale, and their values may be volatile.
Non-U.S. Securities Risk: Non-U.S. securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. To the extent underlying securities held by the Fund trade on foreign exchanges that are closed when the exchange on which the Fund's shares trade is open, there may be deviations between the current price of an underlying security and the last quoted price for the underlying security on the closed foreign market. These deviations could result in the Fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent that the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Investments in depositary receipts may be less liquid and more volatile than the underlying shares in their primary trading market.
Small-Capitalization Securities Risk: The securities of small-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of smaller companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of smaller issuers may be illiquid or may be restricted as to resale, and their values may have significant volatility. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. Returns on investments in securities of small-capitalization companies could trail the returns on investments in securities of larger companies.
Technology Sector Risk: Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Returns (year ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	23.55%	Q4 2020
Lowest Quarterly Return	-26.64%	Q1 2020
Year-to-Date	22.38%	9/30/2026
Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.

	One Year	Five Years	Since Inception
			10/22/2018
Return Before Taxes	50.41%	17.98%	16.44%
Return After Taxes on Distributions	50.23%	17.74%	16.22%
Return After Taxes on Distributions and Sale of Fund Shares	29.93%	14.54%	13.58%
S&P Kensho Final Frontiers Index (reflects no deduction for fees, expenses or taxes)	51.16%	18.52%	16.96%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	15.33%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Kala O'Donnell, Kathleen Morgan and Karl Schneider.
Kala O'Donnell is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Team. She joined the Adviser in 1995.
Kathleen Morgan, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Team. She joined the Adviser in 2017.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 1997.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

State Street® SPDR® S&P Kensho Future Security ETF
Investment Objective
The State Street SPDR S&P Kensho Future Security ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the S&P Kensho
Future Security Index.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.45%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.45%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$46	$144	$252	$567
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 28% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P Kensho Future Security Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.
The Index is comprised of U.S.-listed equity securities (including depositary receipts) of companies domiciled across developed and emerging markets worldwide which are included in the Future Security sector as determined by a classification standard produced by S&P Dow Jones Indices LLC (the “Index Provider”). The Index is designed to capture companies whose products and services are driving innovation behind future security. In particular, the Index comprises the components of the S&P Kensho Cyber Security Index and the S&P Kensho Smart Borders Index, and the military components of the S&P Kensho Robotics Index, the S&P Kensho Drones Index, the S&P Kensho Space Index, the S&P Kensho Wearables Index and the S&P Kensho Virtual Reality Index (the “Underlying Indexes”) as of the Index's reconstitution reference date. The Underlying Indexes are subject to the following liquidity thresholds for each component: (i) must have a share price of at least USD $1.00; (ii) must be issued by a company with a minimum float market capitalization of at least $100 million; and (iii) must have a minimum three-month average daily traded value of at least $1 million. The S&P Kensho Cyber Security Index seeks to track companies that focus on protecting enterprises and devices from unauthorized access via electronic means and, produce products and services that protect enterprises, homes and portable devices from unauthorized access via electronic means, or are a necessary component of the supply chain for such products and services. The S&P Kensho Smart Borders Index seeks to track companies that produce products and services that secure borders and critical infrastructure, or are a necessary component of the supply chain for such products and services. The S&P Kensho Robotics Index seeks to track companies that produce products and services to build robotic products and their subsystems, or are a necessary component of the supply chain for such products and services. The S&P Kensho Drones Index seeks to track companies that produce products and services related to the remotely-operated or unmanned aerial, underwater and surface-level drones market and related subsystems, or are a necessary component of the supply chain for such products and services. The S&P Kensho Space Index seeks to track companies that produce products and services that enable space travel and exploration, or are a necessary component of the supply chain for such products and services. The S&P Kensho Wearables Index seeks to track companies that produce products and services related to wearable technologies for consumer, military or medical uses, or are a necessary component of the supply chain for such products and services. The S&P Kensho Virtual Reality Index seeks to track companies that produce products and services related to virtual or augmented reality activities, or are a necessary component of the supply chain for such products and services.
To determine the constituents of the Underlying Indexes, the Index Provider's classification standard utilizes an automated scan of companies' most recent regulatory filings with the U.S. Securities and Exchange Commission on Form 10-K, Form 20-F, Form 40-F, or Form S-1, as applicable, maintained in the S&P Market Intelligence United Document Repository, to identify specific search terms and phrases that describe a company as producing products and services related to the particular segment targeted by the Underlying Index. The resulting list of eligible securities for each Underlying Index is then filtered by eliminating companies that do not include in their regulatory filings a reference to a product or service that (i) is related to a search term or phrase and (ii) is used in a manner that is within the scope of the Underlying Index's objective. Each Underlying Index then screens the remaining securities to remove securities that are not listed on NYSE, NASDAQ, or CBOE exchanges (or an affiliate of one of those exchanges) or do not meet certain minimum liquidity thresholds. The Index Provider's Index Committee then reviews each remaining eligible constituent to verify the rules of the automated scan were implemented correctly.
Underlying Index constituents are then categorized as either “Core” or “Non-Core.” A company is categorized as Core if its products and services related to the Underlying Index's objective are identified in its regulatory filings as principal components of the company's strategy. Products and services are deemed to be principal components of a company's strategy if the company's regulatory filing disclosures regarding such products and services are determined to be sufficiently prominent according to a proprietary algorithm of the Index Provider which calculates prominence based on the frequency and position of such disclosures within regulatory filings. A company may also be categorized as Core if the Index Provider determines that the majority of the company's revenue is derived from products and services related to the Underlying Index's objective as indicated by the company's reported business segments, which is assessed by scanning the S&P Capital IQ Database for annual fiscal year revenue segment reporting. All other companies are categorized as Non-Core, including companies whose products and services are identified as forming a necessary component of the supply chain of the segment targeted by the Underlying Index. An Index constituent categorized as Core by at least one of the Underlying Indexes will be categorized as Core for purposes of the Index. To tilt the Index's exposure toward Core Index Constituents, at the time of each rebalance the aggregate weighting of

Core Index Constituents is based on the proportion of the number of Core Index Constituents, plus an overweight factor of up to 20%. At the time of each rebalance, each Core Index Constituent and Non-Core Index Constituent is equally weighted within the group of Core Index Constituents and Non-Core Index Constituents, respectively, subject to liquidity and diversification adjustments.
The Index is reconstituted and rebalanced after the close of trading on the third Friday in June with a reference date as of the close of the last trading day in May. In addition, the Index is rebalanced after the close of trading on the third Friday of December with a reference date as of the close of the last trading day in November. In connection with the December rebalance, Index constituents are also evaluated for continued inclusion in the Index if a new eligible regulatory filing has been filed since the last reconstitution review. As of July 31, 2026, the Index comprised 78 securities.
The Index Provider is not affiliated with the Fund or the Adviser. The Index Provider establishes and maintains rules which are used to determine the composition of the Index and relative weightings of the securities in the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Aerospace and Defense Companies Risk: Aerospace and defense companies can be significantly affected by government aerospace and defense regulation and spending policies because companies involved in this industry rely to a significant extent on U.S. (and other) government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets.
Cybersecurity Companies Risk: Companies in the cybersecurity field face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Cybersecurity companies may have limited product lines, markets, financial resources or personnel. The products of cybersecurity companies may face obsolescence due to rapid technological developments and frequent new product introduction, and such companies may face unpredictable changes in growth rates, competition for the services of qualified personnel and competition from foreign competitors with lower production costs. Companies in the cybersecurity field are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.
Cybersecurity-Related Risk: The companies included in the Index rely on technologies such as the Internet and depend on computer systems to perform business and operational functions, and therefore may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Successful cyber-attacks against, or security breakdowns of, a company included in the Index may result in material adverse consequences for such company, as well as other companies included in the Index, and may cause the Fund's investments to lose value.

Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Concentration Risk: When the Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not done so.
Depositary Receipts Risk: Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based. To the extent the Fund invests in depositary receipts based on securities included in the Index, such differences in prices may increase index tracking risk.
Emerging Markets Risk: Risks of investing in emerging markets include, among others, greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, increased potential for market manipulation, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country's dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, and less developed legal systems. There is also the potential for unfavorable action such as expropriation, nationalization, embargoes, and acts of war. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. Market disruptions or substantial market corrections may limit very significantly the liquidity of securities of certain companies in a particular country or geographic region, or of all companies in the country or region. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. These risks are generally greater for investments in frontier market countries, which typically have smaller economies or less developed capital markets than traditional emerging market countries.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Industrial Sector Risk: Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products and services in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, another component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the NAV of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis. In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Mid-Capitalization Securities Risk: The securities of mid-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of mid-sized companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of mid-sized issuers may be illiquid or may be restricted as to resale, and their values may be volatile.
Non-U.S. Securities Risk: Non-U.S. securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. To the extent underlying securities held by the Fund trade on foreign exchanges that are closed when the exchange on which the Fund's shares trade is open, there may be deviations between the current price of an underlying security and the last quoted price for the underlying security on the closed foreign market. These deviations could result in the Fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent that the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Investments in depositary receipts may be less liquid and more volatile than the underlying shares in their primary trading market.

Small-Capitalization Securities Risk: The securities of small-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of smaller companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of smaller issuers may be illiquid or may be restricted as to resale, and their values may have significant volatility. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. Returns on investments in securities of small-capitalization companies could trail the returns on investments in securities of larger companies.
Technology Sector Risk: Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	25.19%	Q4 2020
Lowest Quarterly Return	-20.73%	Q1 2020
Year-to-Date	29.92%	9/30/2026
Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.

	One Year	Five Years	Since Inception
			12/26/2017
Return Before Taxes	27.54%	13.38%	14.64%
Return After Taxes on Distributions	27.46%	13.29%	14.44%
Return After Taxes on Distributions and Sale of Fund Shares	16.35%	10.71%	12.08%
S&P Kensho Future Security Index (reflects no deduction for fees, expenses or taxes other than withholding taxes on reinvested dividends)	27.71%	13.49%	14.84%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.27%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Kathleen Morgan, Kala O'Donnell and Karl Schneider.
Kathleen Morgan, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Team. She joined the Adviser in 2017.
Kala O'Donnell is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Team. She joined the Adviser in 1995.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 1997.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

State Street® SPDR® S&P Kensho Grid Innovation ETF
(formerly, State Street® SPDR® S&P Kensho Clean Power ETF)
Investment Objective
The State Street SPDR S&P Kensho Grid Innovation ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the S&P Kensho
Clean Power Index.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.45%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.45%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$46	$144	$252	$567
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 46% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P Kensho Clean Power Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.
The Index is comprised of U.S.-listed equity securities (including depositary receipts) of companies domiciled across developed and emerging markets worldwide which are included in the Clean Power sector as determined by a classification standard produced by S&P Dow Jones Indices LLC (the “Index Provider”). The Index is designed to capture companies whose products and services are driving innovation behind clean power. In particular, the Index comprises the components of the S&P Kensho Cleantech Index focused on clean energy technology (hardware, software, and construction and installation of materials used for capturing energy, as well as advanced energy storage devices), and the S&P Kensho Clean Energy Index focused on clean energy generation (generation and transmission of power derived from clean energy sources) (the “Underlying Indexes”) as of the Index's reconstitution reference date. The Underlying Indexes are subject to the following liquidity thresholds for each component: (i) must have a share price of at least USD $1.00; (ii) must be issued by a company with a minimum float market capitalization of at least $100 million; and (iii) must have a minimum three-month average daily traded value of at least $1 million. The S&P Kensho Cleantech Index seeks to track companies focused on building technologies or products that enable generation of energy in a clean manner (solar, wind, geothermal, hydrogen and hydroelectric). The S&P Kensho Clean Energy Index seeks to track companies focused on the generation and transmission of energy derived from clean sources (solar, wind, geothermal, hydrogen and hydroelectric).
To determine the constituents of the Underlying Indexes, the Index Provider's classification standard utilizes an automated scan of companies' most recent regulatory filings with the U.S. Securities and Exchange Commission on Form 10-K, Form 20-F, Form 40-F, or Form S-1, as applicable, maintained in the S&P Market Intelligence United Document Repository, to identify specific search terms and phrases that describe a company as producing products and services related to the particular segment targeted by the Underlying Index. The resulting list of eligible securities for each Underlying Index is then filtered by eliminating companies that do not include in their regulatory filings a reference to a product or service that (i) is related to a search term or phrase and (ii) is used in a manner that is within the scope of the Underlying Index's objective. Each Underlying Index then screens the remaining securities to remove securities that are not listed on NYSE, NASDAQ, or CBOE exchanges (or an affiliate of one of those exchanges) or do not meet certain minimum liquidity thresholds. The Index Provider's Index Committee then reviews each remaining eligible constituent to verify the rules of the automated scan were implemented correctly.
Underlying Index constituents are then categorized as either “Core” or “Non-Core.” A company is categorized as Core if its products and services related to the Underlying Index's objective are identified in its regulatory filings as principal components of the company's strategy. Products and services are deemed to be principal components of a company's strategy if the company's regulatory filing disclosures regarding such products and services are determined to be sufficiently prominent according to a proprietary algorithm of the Index Provider which calculates prominence based on the frequency and position of such disclosures within regulatory filings. A company may also be categorized as Core if the Index Provider determines that the majority of the company's revenue is derived from products and services related to the Underlying Index's objective as indicated by the company's reported business segments, which is assessed by scanning the S&P Capital IQ Database for annual fiscal year revenue segment reporting. All other companies are categorized as Non-Core, including companies whose products and services are identified as forming a necessary component of the supply chain of the segment targeted by the Underlying Index. An Index constituent categorized as Core by at least one of the Underlying Indexes will be categorized as Core for purposes of the Index. At the time of each rebalance, to tilt the Index's exposure toward Core Index Constituents, the Core Index Constituents are systematically overweighted relative to the Non-Core Index Constituents. Each Core Index Constituent and Non-Core Index Constituent is then equally weighted within the group of Core Index Constituents and Non-Core Index Constituents, respectively, subject to liquidity and diversification adjustments.
The Index is reconstituted and rebalanced after the close of trading on the third Friday in June with a reference date as of the close of the last trading day in May. In addition, the Index is rebalanced after the close of trading on the third Friday of December with a reference date as of the close of the last trading day in November. In connection with the December rebalance, Index constituents are also evaluated for continued inclusion in the Index if a new eligible regulatory filing has been filed since the last reconstitution review. As of July 31, 2026, the Index comprised 40 securities.
The Index Provider is not affiliated with the Fund or the Adviser. The Index Provider establishes and maintains rules which are used to determine the composition of the Index and relative weightings of the securities in the Index.

Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Clean Power Companies Risk: Clean power companies may be highly dependent upon government subsidies, contracts with government entities, and the successful development of new and proprietary technologies. Clean power companies may be affected by competition from new and existing market entrants, obsolescence of technology, short product cycles, changes in exchange rates, imposition of import controls, and depletion of resources. In addition, seasonal weather conditions, fluctuations in supply of and demand for clean energy products or services, and international political events may cause fluctuations in the performance of clean power companies and the prices of their securities. Risks associated with fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects and tax and other government regulations can significantly affect clean power companies.
Cybersecurity-Related Risk: The companies included in the Index rely on technologies such as the Internet and depend on computer systems to perform business and operational functions, and therefore may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Successful cyber-attacks against, or security breakdowns of, a company included in the Index may result in material adverse consequences for such company, as well as other companies included in the Index, and may cause the Fund's investments to lose value.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Concentration Risk: When the Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not done so.
Depositary Receipts Risk: Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based. To the extent the Fund invests in depositary receipts based on securities included in the Index, such differences in prices may increase index tracking risk.

Emerging Markets Risk: Risks of investing in emerging markets include, among others, greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, increased potential for market manipulation, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country's dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, and less developed legal systems. There is also the potential for unfavorable action such as expropriation, nationalization, embargoes, and acts of war. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. Market disruptions or substantial market corrections may limit very significantly the liquidity of securities of certain companies in a particular country or geographic region, or of all companies in the country or region. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. These risks are generally greater for investments in frontier market countries, which typically have smaller economies or less developed capital markets than traditional emerging market countries.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Industrial Sector Risk: Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products and services in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, another component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the NAV of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis. In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Mid-Capitalization Securities Risk: The securities of mid-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of mid-sized companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of mid-sized issuers may be illiquid or may be restricted as to resale, and their values may be volatile.
Non-U.S. Securities Risk: Non-U.S. securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. To the extent underlying securities held by the Fund trade on foreign exchanges that are closed when the exchange on which the Fund's shares trade is open, there may be deviations between the current price of an underlying security and the last quoted price for the underlying security on the closed foreign market. These deviations could result in the Fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent that the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Investments in depositary receipts may be less liquid and more volatile than the underlying shares in their primary trading market.
Small-Capitalization Securities Risk: The securities of small-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of smaller companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of smaller issuers may be illiquid or may be restricted as to resale, and their values may have significant volatility. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. Returns on investments in securities of small-capitalization companies could trail the returns on investments in securities of larger companies.
Technology Sector Risk: Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Utilities Sector Risk: Utility companies are affected by supply and demand, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. Although rate changes of a utility usually fluctuate in approximate correlation with financing costs, due to political and regulatory factors rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a regulated utility company's earnings and dividends in times of decreasing costs, but conversely, will tend to adversely affect earnings and dividends when costs are rising. The value of regulated utility debt securities (and, to a lesser extent, equity securities) may tend to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company's equipment unusable or obsolete and negatively impact profitability.
Among the risks that may affect utility companies are the following: risks of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations; and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Returns (year ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	48.94%	Q4 2020
Lowest Quarterly Return	-20.02%	Q3 2023
Year-to-Date	-5.85%	9/30/2026

Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Since Inception
			10/22/2018
Return Before Taxes	50.27%	-2.46%	18.05%
Return After Taxes on Distributions	49.25%	-2.94%	17.44%
Return After Taxes on Distributions and Sale of Fund Shares	29.68%	-2.05%	14.77%
S&P Kensho Clean Power Index (reflects no deduction for fees, expenses or taxes)	50.57%	-2.21%	18.35%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	15.33%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Kathleen Morgan, Mark Krivitsky and Karl Schneider.
Kathleen Morgan, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Team. She joined the Adviser in 2017.
Mark Krivitsky is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Team and the Tax-Efficient Market Capture Group. He joined the Adviser in 1996.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 1997.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

State Street® SPDR® S&P Kensho Intelligent Structures ETF
Investment Objective
The State Street SPDR S&P Kensho Intelligent Structures ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the S&P
Kensho Intelligent Infrastructure Index.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.45%
Distribution and service (12b-1) fees	None
Other expenses[1]	0.00%
Total annual Fund operating expenses[1]	0.45%
1
The Fund's “Other expenses” and “Total annual Fund operating expenses” have been restated to reflect current fees.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$46	$144	$252	$567
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 36% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P Kensho Intelligent Infrastructure Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.
The Index is comprised of U.S.-listed equity securities (including depositary receipts) of companies domiciled across developed and emerging markets worldwide which are included in the Intelligent Infrastructure sector as determined by a classification standard produced by S&P Dow Jones Indices LLC (the “Index Provider”). The Index is designed to capture companies whose products and services are driving innovation behind intelligent infrastructure. In particular, the Index comprises the components of the (i) S&P Kensho Smart Grids Index focused on power grid technologies (with an emphasis on efficient management and use of energy, and improved power grid reliability), transportation infrastructure (with an emphasis on enhancing the efficiency of transportation infrastructure, as well as the new infrastructure capabilities required for alternative modes of transportation such as autonomous vehicles), and water infrastructure (with an emphasis on water conversion and increasing the water supply), and (ii) the S&P Kensho Smart Buildings Index focused on intelligent and connected home technologies and building automation infrastructure (the “Underlying Indexes”) as of the Index's reconstitution reference date. The Underlying Indexes are subject to the following liquidity thresholds for each component: (i) must have a share price of at least USD $1.00; (ii) must be issued by a company with a minimum float market capitalization of at least $100 million; and (iii) must have a minimum three-month average daily traded value of at least $1 million. The S&P Kensho Smart Grids Index seeks to track companies that provide next generation products and services related to power, water and transportation infrastructures, or are a necessary component of the supply chain for such products and services. The S&P Kensho Smart Buildings Index seeks to track companies that produce products and services that enable buildings to become more connected, intelligent and adaptive, or are a necessary component of the supply chain for such products and services.
To determine the constituents of the Underlying Indexes, the Index Provider's classification standard utilizes an automated scan of companies' most recent regulatory filings with the U.S. Securities and Exchange Commission on Form 10-K, Form 20-F, Form 40-F, or Form S-1, as applicable, maintained in the S&P Market Intelligence United Document Repository, to identify specific search terms and phrases that describe a company as producing products and services related to the particular segment targeted by the Underlying Index. The resulting list of eligible securities for each Underlying Index is then filtered by eliminating companies that do not include in their regulatory filings a reference to a product or service that (i) is related to a search term or phrase and (ii) is used in a manner that is within the scope of the Underlying Index's objective. Each Underlying Index then screens the remaining securities to remove securities that are not listed on NYSE, NASDAQ, or CBOE exchanges (or an affiliate of one of those exchanges) or do not meet certain minimum liquidity thresholds. The Index Provider's Index Committee then reviews each remaining eligible constituent to verify the rules of the automated scan were implemented correctly.
Underlying Index constituents are then categorized as either “Core” or “Non-Core.” A company is categorized as Core if its products and services related to the Underlying Index's objective are identified in its regulatory filings as principal components of the company's strategy. Products and services are deemed to be principal components of a company's strategy if the company's regulatory filing disclosures regarding such products and services are determined to be sufficiently prominent according to a proprietary algorithm of the Index Provider which calculates prominence based on the frequency and position of such disclosures within regulatory filings. A company may also be categorized as Core if the Index Provider determines that the majority of the company's revenue is derived from products and services related to the Underlying Index's objective as indicated by the company's reported business segments, which is assessed by scanning the S&P Capital IQ Database for annual fiscal year revenue segment reporting. All other companies are categorized as Non-Core, including companies whose products and services are identified as forming a necessary component of the supply chain of the segment targeted by the Underlying Index. An Index constituent categorized as Core by at least one of the Underlying Indexes will be categorized as Core for purposes of the Index. To tilt the Index's exposure toward Core Index Constituents, at the time of each rebalance the aggregate weighting of Core Index Constituents is based on the proportion of the number of Core Index Constituents, plus an overweight factor of up to 20%. At the time of each rebalance, each Core Index Constituent and Non-Core Index Constituent is equally weighted within the group of Core Index Constituents and Non-Core Index Constituents, respectively, subject to liquidity and diversification adjustments.
The Index is reconstituted and rebalanced after the close of trading on the third Friday in June with a reference date as of the close of the last trading day in May. In addition, the Index is rebalanced after the close of trading on the third Friday of December with a reference date as of the close of the last trading day in November. In connection with the December rebalance, Index constituents are also evaluated for continued inclusion in the Index if a new eligible regulatory filing has been filed since the last reconstitution review. As of July 31, 2026, the Index comprised 52 securities.

The Index Provider is not affiliated with the Fund or the Adviser. The Index Provider establishes and maintains rules which are used to determine the composition of the Index and relative weightings of the securities in the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Infrastructure-Related Companies Risk: Infrastructure-related companies include companies that primarily own, manage, develop and/or operate infrastructure assets, including transportation, utility, energy and/or telecommunications assets. Investment in infrastructure-related securities entails exposure to adverse economic, regulatory, political, legal, and other conditions or events affecting the issuers of such securities. Certain infrastructure-related entities, particularly telecommunications and utilities companies, are subject to extensive regulation by various governmental authorities. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals or the enactment of new adverse regulatory requirements may adversely affect infrastructure-related companies. Infrastructure-related companies may also be affected by service interruption and/or legal challenges due to environmental, operational or other conditions or events, and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.
Cybersecurity-Related Risk: The companies included in the Index rely on technologies such as the Internet and depend on computer systems to perform business and operational functions, and therefore may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Successful cyber-attacks against, or security breakdowns of, a company included in the Index may result in material adverse consequences for such company, as well as other companies included in the Index, and may cause the Fund's investments to lose value.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Concentration Risk: When the Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not done so.
Depositary Receipts Risk: Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based. To the extent the Fund invests in depositary receipts based on securities included in the Index, such differences in prices may increase index tracking risk.
Emerging Markets Risk: Risks of investing in emerging markets include, among others, greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, increased potential for market manipulation, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country's dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, and less developed legal systems. There is also the potential for unfavorable action such as expropriation, nationalization, embargoes, and acts of war. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. Market disruptions or substantial market corrections may limit very significantly the liquidity of securities of certain companies in a particular country or geographic region, or of all companies in the country or region. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. These risks are generally greater for investments in frontier market countries, which typically have smaller economies or less developed capital markets than traditional emerging market countries.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Industrial Sector Risk: Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products and services in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, another component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the NAV of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis. In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Mid-Capitalization Securities Risk: The securities of mid-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of mid-sized companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of mid-sized issuers may be illiquid or may be restricted as to resale, and their values may be volatile.
Non-U.S. Securities Risk: Non-U.S. securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. To the extent underlying securities held by the Fund trade on foreign exchanges that are closed when the exchange on which the Fund's shares trade is open, there may be deviations between the current price of an underlying security and the last quoted price for the underlying security on the closed foreign market. These deviations could result in the Fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent that the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Investments in depositary receipts may be less liquid and more volatile than the underlying shares in their primary trading market.
Small-Capitalization Securities Risk: The securities of small-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of smaller companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of smaller issuers may be illiquid or may be restricted as to resale, and their values may have significant volatility. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. Returns on investments in securities of small-capitalization companies could trail the returns on investments in securities of larger companies.
Technology Sector Risk: Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	30.34%	Q4 2020
Lowest Quarterly Return	-28.85%	Q1 2020
Year-to-Date	0.45%	9/30/2026
Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Since Inception
			12/26/2017
Return Before Taxes	23.56%	1.03%	5.36%
Return After Taxes on Distributions	23.34%	0.73%	5.07%
Return After Taxes on Distributions and Sale of Fund Shares	14.07%	0.72%	4.18%
S&P Kensho Intelligent Infrastructure Index (reflects no deduction for fees, expenses or taxes other than withholding taxes on reinvested dividends)	23.77%	0.71%	5.22%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.27%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.

Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Mark Krivitsky, Kala O'Donnell and Karl Schneider.
Mark Krivitsky is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Team and the Tax-Efficient Market Capture Group. He joined the Adviser in 1996.
Kala O'Donnell is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Team. She joined the Adviser in 1995.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 1997.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

State Street® SPDR® S&P Kensho New Economies Composite ETF
Investment Objective
The State Street SPDR S&P Kensho New Economies Composite ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the S&P Kensho New Economies Composite Index.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.20%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.20%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$20	$64	$113	$255
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 49% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P Kensho New Economies Composite Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.
The Index is comprised of U.S.-listed equity securities (including depositary receipts) of companies domiciled across developed and emerging markets worldwide. The Index is designed to capture companies whose products and services are driving innovation and transforming the global economy through the use of existing and emerging technologies, and rapid developments in robotics, automation, artificial intelligence, connectedness and processing power (“New Economies companies”). In particular, the Index comprises the components included in the New Economy Subsector Indexes (each, an “Underlying Index”) developed by S&P Dow Jones Indices LLC (the “Index Provider”). Each Underlying Index is comprised of securities of New Economies companies in a specific sector. As of July 31, 2026, the Index was comprised of more than 20 Underlying Indexes.
The constituents of each Underlying Index are determined by a classification standard produced by the Index Provider. The classification standard utilizes an automated scan of companies' most recent regulatory filings with the U.S. Securities and Exchange Commission on Form 10-K, Form 20-F, Form 40-F, or Form S-1 filing, as applicable, maintained in the S&P Market Intelligence United Document Repository, to identify specific search terms and phrases that describe a company as producing products and services related to the particular segment targeted by the Underlying Index. The resulting list of eligible securities for each Underlying Index is then filtered by eliminating companies that do not include in their regulatory filings a reference to a product or service that (i) is related to a search term or phrase and (ii) is used in a manner that is within the scope of the Underlying Index's objective. Each Underlying Index then screens the remaining securities to remove securities that are not listed on NYSE, NASDAQ, or CBOE exchanges (or an affiliate of one of those exchanges) or do not meet certain minimum liquidity thresholds. The Index Provider's Index Committee then reviews each remaining eligible constituent to verify the rules of the automated scan were implemented correctly.
Underlying Index constituents are then categorized as either “Core” or “Non-Core.” A company is categorized as Core if its products and services related to the Underlying Index's objective are identified in its regulatory filings as principal components of the company's strategy. Products and services are deemed to be principal components of a company's strategy if the company's regulatory filing disclosures regarding such products and services are determined to be sufficiently prominent according to a proprietary algorithm of the Index Provider which calculates prominence based on the frequency and position of such disclosures within regulatory filings. A company may also be categorized as Core if the Index Provider determines that the majority of the company's revenue is derived from products and services related to the Underlying Index's objective as indicated by the company's reported business segments, which is assessed by scanning the S&P Capital IQ Database for annual fiscal year revenue segment reporting. All other companies are categorized as Non-Core, including companies whose products and services are identified as forming a necessary component of the supply chain of the segment targeted by the Underlying Index. Each Underlying Index's exposure is then tilted towards Core Index Constituents.
The weight of each security in the Index is based on the relative weight given to each Underlying Index in the Index. The relative weight of each Underlying Index is determined by a proprietary process comparing the ratio of the average daily returns divided by the standard deviation of daily returns among the Underlying Indexes. Underlying Indexes with larger ratios are weighted more heavily than Underlying Indexes with smaller ratios. The weight of each security in each Underlying Index is then multiplied by the relative weight of the respective Underlying Index in the Index to determine the security's initial weight in the Index. The final constituent security weight is subject to liquidity and diversification adjustments.
The Index is reconstituted and rebalanced after the close of trading on the third Friday in June with a reference date as of the close of the last trading day in May. In addition, the Index is rebalanced after the close of trading on the third Friday of December with a reference date as of the close of the last trading day in November. In connection with the December rebalance, Index constituents are also evaluated for continued inclusion in the Index if a new eligible regulatory filing has been filed since the last reconstitution review. As of July 31, 2026, the Index comprised 500 securities.
The Index Provider is not affiliated with the Fund or the Adviser. The Index Provider establishes and maintains rules which are used to determine the composition of the Index and relative weightings of the securities in the Index.

Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
New Economies Companies Risk: The companies included in the Index are engaged in emerging industries and new technologies that may be unproven. Such industries and technologies may be adversely affected by technological advances, competition, rapid product or service obsolescence, and new and evolving regulations. Companies included in the Index may rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies, and may be adversely affected by loss or impairment of those rights. In addition, companies in the Index may have limited product lines, markets, financial resources or personnel. The Index may include stocks of smaller, less-seasoned companies that may be more volatile than the overall market.
Cybersecurity-Related Risk: The companies included in the Index rely on technologies such as the Internet and depend on computer systems to perform business and operational functions, and therefore may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Successful cyber-attacks against, or security breakdowns of, a company included in the Index may result in material adverse consequences for such company, as well as other companies included in the Index, and may cause the Fund's investments to lose value.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Concentration Risk: When the Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not done so.
Depositary Receipts Risk: Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based. To the extent the Fund invests in depositary receipts based on securities included in the Index, such differences in prices may increase index tracking risk.
Emerging Markets Risk: Risks of investing in emerging markets include, among others, greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, increased potential for market manipulation, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country's dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, and less developed legal systems. There is also the potential for unfavorable action such as expropriation, nationalization, embargoes, and acts of war. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. Market disruptions or substantial market corrections may limit very significantly the liquidity of securities of certain companies in a particular country or geographic region, or of all companies in the country or region. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. These risks are generally greater for investments in frontier market countries, which typically have smaller economies or less developed capital markets than traditional emerging market countries.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Health Care Sector Risk: Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of health care through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of these companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.

Industrial Sector Risk: Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products and services in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, another component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the NAV of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis. In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Mid-Capitalization Securities Risk: The securities of mid-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of mid-sized companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of mid-sized issuers may be illiquid or may be restricted as to resale, and their values may be volatile.
Non-U.S. Securities Risk: Non-U.S. securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. To the extent underlying securities held by the Fund trade on foreign exchanges that are closed when the exchange on which the Fund's shares trade is open, there may be deviations between the current price of an underlying security and the last quoted price for the underlying security on the closed foreign market. These deviations could result in the Fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent that the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Investments in depositary receipts may be less liquid and more volatile than the underlying shares in their primary trading market.
Small-Capitalization Securities Risk: The securities of small-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of smaller companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of smaller issuers may be illiquid or may be restricted as to resale, and their values may have significant volatility. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. Returns on investments in securities of small-capitalization companies could trail the returns on investments in securities of larger companies.
Technology Sector Risk: Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Returns (year ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	35.12%	Q4 2020
Lowest Quarterly Return	-21.59%	Q2 2022
Year-to-Date	11.82%	9/30/2026
Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.

	One Year	Five Years	Since Inception
			10/22/2018
Return Before Taxes	19.68%	2.14%	11.32%
Return After Taxes on Distributions	18.90%	1.67%	10.88%
Return After Taxes on Distributions and Sale of Fund Shares	11.76%	1.48%	9.04%
S&P Kensho New Economies Composite Index (reflects no deduction for fees, expenses or taxes)	19.79%	1.92%	11.21%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	15.33%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Mark Krivitsky, Kala O'Donnell and Karl Schneider.
Mark Krivitsky is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Team and the Tax-Efficient Market Capture Group. He joined the Adviser in 1996.
Kala O'Donnell is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Team. She joined the Adviser in 1995.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 1997.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

State Street® SPDR® S&P Kensho Smart Mobility ETF
Investment Objective
The State Street SPDR S&P Kensho Smart Mobility ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the S&P Kensho
Smart Transportation Index.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.45%
Distribution and service (12b-1) fees	None
Other expenses[1]	0.00%
Total annual Fund operating expenses[1]	0.45%
1
The Fund's “Other expenses” and “Total annual Fund operating expenses” have been restated to reflect current fees.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$46	$144	$252	$567
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 48% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P Kensho Smart Transportation Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.
The Index is comprised of U.S.-listed equity securities (including depositary receipts) of companies domiciled across developed and emerging markets worldwide which are included in the Smart Transportation sector as determined by a classification standard produced by S&P Dow Jones Indices LLC (the “Index Provider”). The Index is designed to capture companies whose products and services are driving innovation behind smart transportation. In particular, the Index comprises the components of the S&P Kensho Autonomous Vehicles Index, the S&P Kensho Advanced Transport Systems Index, the S&P Kensho Electric Vehicles Index and the civilian/commercially focused components of the S&P Kensho Drones Index (the “Underlying Indexes”) as of the Index's reconstitution reference date. The Underlying Indexes are subject to the following liquidity thresholds for each component: (i) must have a share price of at least USD $1.00; (ii) must be issued by a company with a minimum float market capitalization of at least $100 million; and (iii) must have a minimum three-month average daily traded value of at least $1 million. The S&P Kensho Autonomous Vehicles Index seeks to track companies that build autonomous and connected vehicles and that provide the products and services that enable these vehicles to become more efficient and intelligent, or are a necessary component of the supply chain for such products and services. The S&P Kensho Advanced Transport Systems Index seeks to track companies that produce products and services that optimize the efficiency of managing large fleets of vehicles, cargo transportation, and mass transit, or are a necessary component of the supply chain for such products and services. The S&P Kensho Electric Vehicles Index seeks to track companies that produce products and services related to the development of electric vehicles, clean fuel systems, and related systems, or are a necessary component of the supply chain for such products and services. The S&P Kensho Drones Index seeks to track companies that produce products and services related to the remotely-operated or unmanned aerial, underwater and surface-level drones market and related subsystems, or are a necessary component of the supply chain for such products and services.
To determine the constituents of the Underlying Indexes, the Index Provider's classification standard utilizes an automated scan of companies' most recent regulatory filings with the U.S. Securities and Exchange Commission on Form 10-K, Form 20-F, Form 40-F, or Form S-1, as applicable, maintained in the S&P Market Intelligence United Document Repository, to identify specific search terms and phrases that describe a company as producing products and services related to the particular segment targeted by the Underlying Index. The resulting list of eligible securities for each Underlying Index is then filtered by eliminating companies that do not include in their regulatory filings a reference to a product or service that (i) is related to a search term or phrase and (ii) is used in a manner that is within the scope of the Underlying Index's objective. Each Underlying Index then screens the remaining securities to remove securities that are not listed on NYSE, NASDAQ, or CBOE exchanges (or an affiliate of one of those exchanges) or do not meet certain minimum liquidity thresholds. The Index Provider's Index Committee then reviews each remaining eligible constituent to verify the rules of the automated scan were implemented correctly.
Underlying Index constituents are then categorized as either “Core” or “Non-Core.” A company is categorized as Core if its products and services related to the Underlying Index's objective are identified in its regulatory filings as principal components of the company's strategy. Products and services are deemed to be principal components of a company's strategy if the company's regulatory filing disclosures regarding such products and services are determined to be sufficiently prominent according to a proprietary algorithm of the Index Provider which calculates prominence based on the frequency and position of such disclosures within regulatory filings. A company may also be categorized as Core if the Index Provider determines that the majority of the company's revenue is derived from products and services related to the Underlying Index's objective as indicated by the company's reported business segments, which is assessed by scanning the S&P Capital IQ Database for annual fiscal year revenue segment reporting. All other companies are categorized as Non-Core, including companies whose products and services are identified as forming a necessary component of the supply chain of the segment targeted by the Underlying Index. An Index constituent categorized as Core by at least one of the Underlying Indexes will be categorized as Core for purposes of the Index. To tilt the Index's exposure toward Core Index Constituents, at the time of each rebalance the aggregate weighting of Core Index Constituents is based on the proportion of the number of Core Index Constituents, plus an overweight factor of up to 20%. At the time of each rebalance, each Core Index Constituent and Non-Core Index Constituent is equally weighted within the group of Core Index Constituents and Non-Core Index Constituents, respectively, subject to liquidity adjustments.

The Index is reconstituted and rebalanced after the close of trading on the third Friday in June with a reference date as of the close of the last trading day in May. In addition, the Index is rebalanced after the close of trading on the third Friday of December with a reference date as of the close of the last trading day in November. In connection with the December rebalance, Index constituents are also evaluated for continued inclusion in the Index if a new eligible regulatory filing has been filed since the last reconstitution review. As of July 31, 2026, the Index comprised 87 securities.
The Index Provider is not affiliated with the Fund or the Adviser. The Index Provider establishes and maintains rules which are used to determine the composition of the Index and relative weightings of the securities in the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Transportation Companies Risk: Transportation companies can be significantly affected by changes in the economy, fuel prices, labor relations, technology developments, exchange rates, insurance costs, industry competition and government regulation.
Cybersecurity-Related Risk: The companies included in the Index rely on technologies such as the Internet and depend on computer systems to perform business and operational functions, and therefore may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Successful cyber-attacks against, or security breakdowns of, a company included in the Index may result in material adverse consequences for such company, as well as other companies included in the Index, and may cause the Fund's investments to lose value.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Concentration Risk: When the Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not done so.
Consumer Discretionary Sector Risk: The success of consumer product manufacturers and retailers is tied closely to the performance of the overall global economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on their respective profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.

Depositary Receipts Risk: Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based. To the extent the Fund invests in depositary receipts based on securities included in the Index, such differences in prices may increase index tracking risk.
Emerging Markets Risk: Risks of investing in emerging markets include, among others, greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, increased potential for market manipulation, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country's dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, and less developed legal systems. There is also the potential for unfavorable action such as expropriation, nationalization, embargoes, and acts of war. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. Market disruptions or substantial market corrections may limit very significantly the liquidity of securities of certain companies in a particular country or geographic region, or of all companies in the country or region. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. These risks are generally greater for investments in frontier market countries, which typically have smaller economies or less developed capital markets than traditional emerging market countries.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.

Industrial Sector Risk: Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products and services in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, another component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the NAV of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis. In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Mid-Capitalization Securities Risk: The securities of mid-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of mid-sized companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of mid-sized issuers may be illiquid or may be restricted as to resale, and their values may be volatile.
Non-U.S. Securities Risk: Non-U.S. securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. To the extent underlying securities held by the Fund trade on foreign exchanges that are closed when the exchange on which the Fund's shares trade is open, there may be deviations between the current price of an underlying security and the last quoted price for the underlying security on the closed foreign market. These deviations could result in the Fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent that the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Investments in depositary receipts may be less liquid and more volatile than the underlying shares in their primary trading market.
Small-Capitalization Securities Risk: The securities of small-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of smaller companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of smaller issuers may be illiquid or may be restricted as to resale, and their values may have significant volatility. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. Returns on investments in securities of small-capitalization companies could trail the returns on investments in securities of larger companies.
Technology Sector Risk: Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	51.72%	Q2 2020
Lowest Quarterly Return	-30.37%	Q1 2020
Year-to-Date	2.53%	9/30/2026
Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.

	One Year	Five Years	Since Inception
			12/26/2017
Return Before Taxes	19.56%	-7.53%	3.28%
Return After Taxes on Distributions	18.74%	-8.20%	2.62%
Return After Taxes on Distributions and Sale of Fund Shares	11.72%	-5.70%	2.33%
S&P Kensho Smart Transportation Index (reflects no deduction for fees, expenses or taxes other than withholding taxes on reinvested dividends)	18.59%	-8.85%	2.34%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.27%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Mark Krivitsky, Kathleen Morgan and Karl Schneider.
Mark Krivitsky is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Team and the Tax-Efficient Market Capture Group. He joined the Adviser in 1996.
Kathleen Morgan, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Team. She joined the Adviser in 2017.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 1997.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

State Street® SPDR® S&P® Metals & Mining ETF
Investment Objective
The State Street SPDR S&P Metals & Mining ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the metals and mining segment of a U.S. total market composite index.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.35%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.35%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$36	$113	$197	$443
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 45% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P Metals & Mining Select Industry Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.
The Index represents the metals and mining segment of the S&P Total Market Index (“S&P TMI”). The S&P TMI is designed to track the broad U.S. equity market. The metals & mining segment of the S&P TMI comprises the following sub-industries: Aluminum, Coal & Consumable Fuels, Copper, Diversified Metals & Mining, Gold, Precious Metals & Minerals, Silver, and Steel. The Index is one of twenty-one (21) of the S&P Select Industry Indices (the “Select Industry Indices”), each designed to measure the performance of a narrow sub-industry or group of sub-industries determined based on the Global Industry Classification Standard (“GICS”). Membership in the Select Industry Indices is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indices are classified according to GICS which determines classifications primarily based on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the Aluminum, Coal & Consumable Fuels, Copper, Diversified Metals & Mining, Gold, Precious Metals & Minerals, Silver, and Steel sub-industries that satisfy the following criteria: (i) have a float-adjusted market capitalization greater than or equal to $500 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the index rebalancing reference date) greater than or equal to 90% or have a float-adjusted market capitalization greater than or equal to $400 million with a float-adjusted liquidity ratio (as defined above) greater than or equal to 150%; and (ii) are U.S. based companies. To evaluate liquidity, the dollar value traded for initial public offerings or spin-offs that do not have 12 months of trading history is annualized. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. Existing Index constituents are removed at the quarterly rebalancing effective date if either their float-adjusted market capitalization falls below $300 million or their float-adjusted liquidity ratio falls below 50%. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. The Index is modified equal weighted. The Index rebalances and reconstitutes quarterly on the third Friday of the quarter ending month and a secondary reweighting is performed on the third to last business day of the quarter ending month. The reference date for additions and deletions is after the close of the last trading date of the previous month. The S&P TMI tracks all eligible U.S. common equities listed on the NYSE, NYSE Arca, NYSE American, NASDAQ Global Select Market, NASDAQ Global Market, NASDAQ Capital Market, Cboe BZX, Cboe BYX, Cboe EDGA, or Cboe EDGX exchanges. As of July 31, 2026, the Index comprised 39 stocks.
The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Metals and Mining Companies Risk: Metals and mining companies can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, and tax and other government regulations. Investments in metals and mining companies may be speculative and may be subject to greater price volatility than investments in other types of companies. Risks of metals and mining investments include: changes in international monetary policies or economic and political conditions that can affect the supply of precious metals and consequently the value of metals and mining company investments; the United States or foreign governments may pass laws or regulations limiting metals investments for strategic or other policy reasons; and increased environmental or labor costs may depress the value of metals and mining investments.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Concentration Risk: When the Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not done so.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Materials Sector Risk: Many materials companies are significantly affected by the level and volatility of commodity prices, exchange rates, import controls, worldwide competition, environmental policies and consumer demand. At times, worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, technical progress, labor relations, and government regulations.

Non-Diversification Risk: As a “non-diversified” fund, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds. The Fund may become diversified for periods of time solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities).
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	44.32%	Q4 2020
Lowest Quarterly Return	-44.48%	Q1 2020
Year-to-Date	0.08%	9/30/2026
Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	83.54%	26.58%	22.94%
Return After Taxes on Distributions	83.33%	26.30%	22.51%
Return After Taxes on Distributions and Sale of Fund Shares	49.54%	21.97%	19.82%
S&P Metals & Mining Select Industry Index (reflects no deduction for fees, expenses or taxes)	84.19%	27.01%	23.25%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider, Raymond Donofrio and Emiliano Rabinovich.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 1997.
Raymond Donofrio is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Team. He joined the Adviser in 2008.
Emiliano Rabinovich, CFA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 2006.

Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

State Street® SPDR® S&P® Oil & Gas Equipment & Services ETF
Investment Objective
The State Street SPDR S&P Oil & Gas Equipment & Services ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the oil and gas equipment and services segment of a U.S. total market composite index.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.35%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.35%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$36	$113	$197	$443
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 44% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P Oil & Gas Equipment & Services Select Industry Index  (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.
The Index represents the oil and gas equipment and services segment of the S&P Total Market Index (“S&P TMI”). The S&P TMI is designed to track the broad U.S. equity market. The oil and gas equipment and services segment of the S&P TMI comprises the Oil & Gas Drilling sub-industry and the Oil & Gas Equipment & Services sub-industry. The Index is one of twenty-one (21) of the S&P Select Industry Indices (the “Select Industry Indices”), each designed to measure the performance of a narrow sub-industry or group of sub-industries determined based on the Global Industry Classification Standard (“GICS”). Membership in the Select Industry Indices is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indices are classified according to GICS which determines classifications primarily based on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the Oil & Gas Drilling sub-industry and the Oil & Gas Equipment & Services sub-industry that satisfy the following criteria: (i) have a float-adjusted market capitalization greater than or equal to $500 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the index rebalancing reference date) greater than or equal to 90% or have a float-adjusted market capitalization greater than or equal to $400 million with a float-adjusted liquidity ratio (as defined above) greater than or equal to 150%; and (ii) are U.S. based companies. To evaluate liquidity, the dollar value traded for initial public offerings or spin-offs that do not have 12 months of trading history is annualized. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. Existing Index constituents are removed at the quarterly rebalancing effective date if either their float-adjusted market capitalization falls below $300 million or their float-adjusted liquidity ratio falls below 50%. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. The Index is modified equal weighted. The Index rebalances and reconstitutes quarterly on the third Friday of the quarter ending month and a secondary reweighting is performed on the third to last business day of the quarter ending month. The reference date for additions and deletions is after the close of the last trading date of the previous month. The S&P TMI tracks all eligible U.S. common equities listed on the NYSE, NYSE Arca, NYSE American, NASDAQ Global Select Market, NASDAQ Global Market, NASDAQ Capital Market, Cboe BZX, Cboe BYX, Cboe EDGA, or Cboe EDGX exchanges. As of July 31, 2026, the Index comprised 34 stocks.
The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Oil and Gas Companies Risk: Oil and gas companies develop and produce crude oil and natural gas and provide drilling and other energy resources production and distribution related services. Stock prices for these types of companies are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events and economic conditions will likewise affect the performance of these companies. Correspondingly, securities of companies in the energy field are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for the companies' products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact the Fund's performance. Oil and gas equipment and services can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions. These companies may be at risk for environmental damage claims.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Concentration Risk: When the Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not done so.
Energy Sector Risk: Issuers in energy-related industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels. Markets for various energy-related commodities can have significant volatility, and are subject to control or manipulation by large producers or purchasers. Companies in the energy sector may need to make substantial expenditures, and to incur significant amounts of debt, in order to maintain or expand their reserves. Oil and gas exploration and production can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions. These companies may be at risk for environmental damage claims.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The

Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	60.70%	Q4 2020
Lowest Quarterly Return	-71.56%	Q1 2020
Year-to-Date	32.80%	9/30/2026
Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	5.77%	14.14%	-6.17%
Return After Taxes on Distributions	5.18%	13.80%	-6.47%
Return After Taxes on Distributions and Sale of Fund Shares	3.58%	11.31%	-4.37%
S&P Oil & Gas Equipment & Services Select Industry Index (reflects no deduction for fees, expenses or taxes)	6.03%	14.46%	-5.95%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider, Thomas Coleman and Xianhang Wu.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 1997.
Thomas Coleman, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Team. He joined the Adviser in 1998.
Xianhang Wu is an Assistant Vice President of the Adviser and a Portfolio Manager in the Systematic Equity Team. He joined the Adviser in 2016.

Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

State Street® SPDR® S&P® Oil & Gas Exploration & Production ETF
Investment Objective
The State Street SPDR S&P Oil & Gas Exploration & Production ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the oil and gas exploration and production segment of a U.S. total market composite index.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.35%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.35%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$36	$113	$197	$443
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 42% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P Oil & Gas Exploration & Production Select Industry Index  (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.
The Index represents the oil and gas exploration and production segment of the S&P Total Market Index (“S&P TMI”). The S&P TMI is designed to track the broad U.S. equity market. The oil and gas exploration and production segment of the S&P TMI comprises the following sub-industries: Integrated Oil & Gas, Oil & Gas Exploration & Production, and Oil & Gas Refining & Marketing. The Index is one of twenty-one (21) of the S&P Select Industry Indices (the “Select Industry Indices”), each designed to measure the performance of a narrow sub-industry or group of sub-industries determined based on the Global Industry Classification Standard (“GICS”). Membership in the Select Industry Indices is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indices are classified according to GICS which determines classifications primarily based on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the Integrated Oil & Gas, Oil & Gas Exploration & Production, and Oil & Gas Refining & Marketing sub-industries that satisfy the following criteria: (i) have a float-adjusted market capitalization greater than or equal to $500 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the index rebalancing reference date) greater than or equal to 90% or have a float-adjusted market capitalization greater than or equal to $400 million with a float-adjusted liquidity ratio (as defined above) greater than or equal to 150%; and (ii) are U.S. based companies. To evaluate liquidity, the dollar value traded for initial public offerings or spin-offs that do not have 12 months of trading history is annualized. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. Existing Index constituents are removed at the quarterly rebalancing effective date if either their float-adjusted market capitalization falls below $300 million or their float-adjusted liquidity ratio falls below 50%. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. The Index is modified equal weighted. The Index rebalances and reconstitutes quarterly on the third Friday of the quarter ending month and a secondary reweighting is performed on the third to last business day of the quarter ending month. The reference date for additions and deletions is after the close of the last trading date of the previous month. The S&P TMI tracks all eligible U.S. common equities listed on the NYSE, NYSE Arca, NYSE American, NASDAQ Global Select Market, NASDAQ Global Market, NASDAQ Capital Market, Cboe BZX, Cboe BYX, Cboe EDGA, or Cboe EDGX exchanges. As of July 31, 2026, the Index comprised 51 stocks.
The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Oil and Gas Companies Risk: Oil and gas companies develop and produce crude oil and natural gas and provide drilling and other energy resources production and distribution related services. Stock prices for these types of companies are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events and economic conditions will likewise affect the performance of these companies. Correspondingly, securities of companies in the energy field are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for the companies' products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact the Fund's performance. Oil and gas exploration and production can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions. These companies may be at risk for environmental damage claims.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Concentration Risk: When the Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not done so.
Energy Sector Risk: Issuers in energy-related industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels. Markets for various energy-related commodities can have significant volatility, and are subject to control or manipulation by large producers or purchasers. Companies in the energy sector may need to make substantial expenditures, and to incur significant amounts of debt, in order to maintain or expand their reserves. Oil and gas exploration and production can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions. These companies may be at risk for environmental damage claims.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The

Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	59.65%	Q2 2020
Lowest Quarterly Return	-64.97%	Q1 2020
Year-to-Date	43.74%	9/30/2026
Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	-2.15%	19.46%	2.34%
Return After Taxes on Distributions	-2.90%	18.71%	1.84%
Return After Taxes on Distributions and Sale of Fund Shares	-1.00%	15.78%	1.72%
S&P Oil & Gas Exploration & Production Select Industry Index (reflects no deduction for fees, expenses or taxes)	-1.92%	19.82%	2.60%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider, Olga Winner and Emiliano Rabinovich.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 1997.
Olga Winner, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Team. She joined the Adviser in 2007.
Emiliano Rabinovich, CFA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 2006.

Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

State Street® SPDR® S&P® Pharmaceuticals ETF
Investment Objective
The State Street SPDR S&P Pharmaceuticals ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the pharmaceuticals segment of a U.S. total market composite index.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.35%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.35%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$36	$113	$197	$443
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 69% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P Pharmaceuticals Select Industry Index  (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.
The Index represents the pharmaceuticals segment of the S&P Total Market Index (“S&P TMI”). The S&P TMI is designed to track the broad U.S. equity market. The pharmaceuticals segment of the S&P TMI comprises the Pharmaceuticals sub-industry. The Index is one of twenty-one (21) of the S&P Select Industry Indices (the “Select Industry Indices”), each designed to measure the performance of a narrow sub-industry or group of sub-industries determined based on the Global Industry Classification Standard (“GICS”). Membership in the Select Industry Indices is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indices are classified according to GICS which determines classifications primarily based on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the Pharmaceuticals sub-industry that satisfy the following criteria: (i) have a float-adjusted market capitalization greater than or equal to $500 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the index rebalancing reference date) greater than or equal to 90% or have a float-adjusted market capitalization greater than or equal to $400 million with a float-adjusted liquidity ratio (as defined above) greater than or equal to 150%; and (ii) are U.S. based companies. To evaluate liquidity, the dollar value traded for initial public offerings or spin-offs that do not have 12 months of trading history is annualized. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. Existing Index constituents are removed at the quarterly rebalancing effective date if either their float-adjusted market capitalization falls below $300 million or their float-adjusted liquidity ratio falls below 50%. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. The Index is modified equal weighted. The Index rebalances and reconstitutes quarterly on the third Friday of the quarter ending month and a secondary reweighting is performed on the third to last business day of the quarter ending month. The reference date for additions and deletions is after the close of the last trading date of the previous month. The S&P TMI tracks all eligible U.S. common equities listed on the NYSE, NYSE Arca, NYSE American, NASDAQ Global Select Market, NASDAQ Global Market, NASDAQ Capital Market, Cboe BZX, Cboe BYX, Cboe EDGA, or Cboe EDGX exchanges. As of July 31, 2026, the Index comprised 64 stocks.
The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Pharmaceuticals Companies Risk: Pharmaceutical companies are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of the companies. Pharmaceutical companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to approval of the U.S. Food and Drug Administration (“FDA”). The process of obtaining FDA approval can be long and costly and approved products are susceptible to obsolescence. Pharmaceutical companies are also subject to heavy competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Concentration Risk: When the Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not done so.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Health Care Sector Risk: Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of health care through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of these companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.

Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	28.59%	Q4 2019
Lowest Quarterly Return	-24.28%	Q4 2018
Year-to-Date	16.36%	9/30/2026
Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	31.63%	2.82%	1.88%
Return After Taxes on Distributions	31.29%	2.48%	1.64%
Return After Taxes on Distributions and Sale of Fund Shares	18.86%	2.08%	1.40%
S&P Pharmaceuticals Select Industry Index (reflects no deduction for fees, expenses or taxes)	31.56%	2.64%	1.86%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider, Keith Richardson and Emiliano Rabinovich.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 1997.
Keith Richardson is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Team. He joined the Adviser in 1999.
Emiliano Rabinovich, CFA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 2006.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

State Street® SPDR® S&P® Regional Banking ETF
Investment Objective
The State Street SPDR S&P Regional Banking ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the regional banking segment of the U.S. banking industry.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.35%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.35%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$36	$113	$197	$443
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 43% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P Regional Banks Select Industry Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.
The Index represents the regional banks segment of the S&P Total Market Index (“S&P TMI”). The S&P TMI is designed to track the broad U.S. equity market. The regional banks segment of the S&P TMI comprises the Regional Banks sub-industry. The Index is one of twenty-one (21) of the S&P Select Industry Indices (the “Select Industry Indices”), each designed to measure the performance of a narrow sub-industry or group of sub-industries determined based on the Global Industry Classification Standard (“GICS”). Membership in the Select Industry Indices is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indices are classified according to GICS which determines classifications primarily based on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the Regional Banks sub-industry that satisfy the following criteria: (i) have a float-adjusted market capitalization greater than or equal to $500 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the index rebalancing reference date) greater than or equal to 90% or have a float-adjusted market capitalization greater than or equal to $400 million with a float-adjusted liquidity ratio (as defined above) greater than or equal to 150%; and (ii) are U.S. based companies. To evaluate liquidity, the dollar value traded for initial public offerings or spin-offs that do not have 12 months of trading history is annualized. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. Existing Index constituents are removed at the quarterly rebalancing effective date if either their float-adjusted market capitalization falls below $300 million or their float-adjusted liquidity ratio falls below 50%. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. The Index is modified equal weighted. The Index rebalances and reconstitutes quarterly on the third Friday of the quarter ending month and a secondary reweighting is performed on the third to last business day of the quarter ending month. The reference date for additions and deletions is after the close of the last trading date of the previous month. The S&P TMI tracks all eligible U.S. common equities listed on the NYSE, NYSE Arca, NYSE American, NASDAQ Global Select Market, NASDAQ Global Market, NASDAQ Capital Market, Cboe BZX, Cboe BYX, Cboe EDGA, or Cboe EDGX exchanges. As of July 31, 2026, the Index comprised 159 stocks.
The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Banking Companies Risk: The performance of bank stocks may be affected by extensive governmental regulation, which may limit the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. The impact of changes in regulations and capital requirements on a banking company cannot be predicted and may negatively impact such banking company. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively impact banking companies. Banks may also be subject to severe price competition. Competition among banking companies is high and failure to maintain or increase market share may result in lost market value.
Regional Bank Risk: Investments in regional banks, which may be small or medium in size, may involve greater risk than investing in larger, more established banks. Securities of regional banks are often less liquid and subject to greater volatility and less trading volume than is customarily associated with securities of larger banks. A regional bank's financial performance may be dependent upon the business environment in certain geographic regions of the United States and, as a result, adverse economic or employment developments in such regions may negatively impact such regional bank and, in turn, the Fund.
Financial Institutions Risk: Changes in the creditworthiness of financial institutions (such as banks and broker-dealers) may adversely affect the values of instruments of issuers in financial industries. Adverse developments in banking and other financial industries may cause the Fund to underperform relative to other funds that invest more broadly across different industries or have a smaller exposure to financial institutions. Other adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, may reduce liquidity in the market generally or have other adverse effects on the economy or the Fund. In addition, the Fund may not be able to identify all potential solvency or stress concerns with respect to a financial institution or to transfer assets from one bank or financial institution to another in a timely manner in the event such bank or financial institution comes under stress or fails. Changes in governmental regulation and oversight of financial institutions may have an adverse effect on the financial condition of a financial institution.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Concentration Risk: When the Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not done so.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	46.60%	Q4 2020
Lowest Quarterly Return	-43.46%	Q1 2020
Year-to-Date	8.90%	9/30/2026
Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	10.21%	7.40%	7.08%
Return After Taxes on Distributions	9.48%	6.67%	6.41%
Return After Taxes on Distributions and Sale of Fund Shares	6.42%	5.67%	5.56%
S&P Regional Banks Select Industry Index (reflects no deduction for fees, expenses or taxes)	10.63%	7.79%	7.43%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider, Kala O'Donnell and Emiliano Rabinovich.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 1997.
Kala O'Donnell is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Team. She joined the Adviser in 1995.
Emiliano Rabinovich, CFA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 2006.

Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

State Street® SPDR® S&P® Retail ETF
Investment Objective
The State Street SPDR S&P Retail ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the retail segment of a U.S. total market composite index.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.35%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.35%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$36	$113	$197	$443
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 48% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P Retail Select Industry Index  (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.
The Index represents the retail segment of the S&P Total Market Index (“S&P TMI”). The S&P TMI is designed to track the broad U.S. equity market. The retail segment of the S&P TMI comprises the following sub-industries: Apparel Retail, Automotive Retail, Broadline Retail, Computer & Electronic Retail, Consumer Staples Merchandise Retail, Drug Retail, Food Retailers, and Other Specialty Retail. The Index is one of twenty-one (21) of the S&P Select Industry Indices (the “Select Industry Indices”), each designed to measure the performance of a narrow sub-industry or group of sub-industries determined based on the Global Industry Classification Standard (“GICS”). Membership in the Select Industry Indices is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indices are classified according to GICS which determines classifications primarily based on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the Apparel Retail, Automotive Retail, Broadline Retail, Computer & Electronic Retail, Consumer Staples Merchandise Retail, Drug Retail, Food Retailers, and Other Specialty Retail sub-industries that satisfy the following criteria: (i) have a float-adjusted market capitalization greater than or equal to $500 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the index rebalancing reference date) greater than or equal to 90% or have a float-adjusted market capitalization greater than or equal to $400 million with a float-adjusted liquidity ratio (as defined above) greater than or equal to 150%; and (ii) are U.S. based companies. To evaluate liquidity, the dollar value traded for initial public offerings or spin-offs that do not have 12 months of trading history is annualized. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. Existing Index constituents are removed at the quarterly rebalancing effective date if either their float-adjusted market capitalization falls below $300 million or their float-adjusted liquidity ratio falls below 50%. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. The Index is modified equal weighted. The Index rebalances and reconstitutes quarterly on the third Friday of the quarter ending month and a secondary reweighting is performed on the third to last business day of the quarter ending month. The reference date for additions and deletions is after the close of the last trading date of the previous month. The S&P TMI tracks all eligible U.S. common equities listed on the NYSE, NYSE Arca, NYSE American, NASDAQ Global Select Market, NASDAQ Global Market, NASDAQ Capital Market, Cboe BZX, Cboe BYX, Cboe EDGA, or Cboe EDGX exchanges. As of July 31, 2026, the Index comprised 75 stocks.
The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Retail Companies Risk: Retail companies can be significantly affected by the performance of the domestic and international economy, consumer confidence and spending, intense competition, changes in demographics, and changing consumer tastes and preferences.

Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Concentration Risk: When the Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not done so.
Consumer Discretionary Sector Risk: The success of consumer product manufacturers and retailers is tied closely to the performance of the overall global economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on their respective profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.
Consumer Staples Sector Risk: Consumer staples companies are subject to government regulation affecting their products which may negatively impact such companies' performance. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. Tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Also, the success of food, beverage, household and personal product companies may be strongly affected by consumer interest, marketing campaigns and other factors affecting supply and demand, including performance of the overall domestic and global economy, interest rates, competition and consumer confidence and spending.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.

Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	44.23%	Q2 2020
Lowest Quarterly Return	-34.92%	Q1 2020
Year-to-Date	-3.06%	9/30/2026
Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	8.03%	7.43%	8.64%
Return After Taxes on Distributions	7.74%	6.89%	8.10%
Return After Taxes on Distributions and Sale of Fund Shares	4.81%	5.63%	6.81%
S&P Retail Select Industry Index (reflects no deduction for fees, expenses or taxes)	8.21%	7.56%	8.70%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider, Ted Janowsky and Emiliano Rabinovich.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 1997.
Ted Janowsky, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Team. He joined the Adviser in 2005.
Emiliano Rabinovich, CFA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 2006.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

State Street® SPDR® S&P® Semiconductor ETF
Investment Objective
The State Street SPDR S&P Semiconductor ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the semiconductor segment of a U.S. total market composite index.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.35%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.35%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$36	$113	$197	$443
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 48% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P Semiconductor Select Industry Index  (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.
The Index represents the semiconductors segment of the S&P Total Market Index (“S&P TMI”). The S&P TMI is designed to track the broad U.S. equity market. The semiconductors segment of the S&P TMI comprises the Semiconductors sub-industry. The Index is one of twenty-one (21) of the S&P Select Industry Indices (the “Select Industry Indices”), each designed to measure the performance of a narrow sub-industry or group of sub-industries determined based on the Global Industry Classification Standard (“GICS”). Membership in the Select Industry Indices is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indices are classified according to GICS which determines classifications primarily based on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the Semiconductors sub-industry that satisfy the following criteria: (i) have a float-adjusted market capitalization greater than or equal to $500 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the index rebalancing reference date) greater than or equal to 90% or have a float-adjusted market capitalization greater than or equal to $400 million with a float-adjusted liquidity ratio (as defined above) greater than or equal to 150%; and (ii) are U.S. based companies. To evaluate liquidity, the dollar value traded for initial public offerings or spin-offs that do not have 12 months of trading history is annualized. If there are fewer than 35 stocks, stocks from the Semiconductor Equipment sub-industry that meet the market capitalization and liquidity thresholds are included in order of their float-adjusted market capitalization from largest to smallest. If there continues to be fewer than 22 stocks, the market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. Existing Index constituents are removed at the quarterly rebalancing effective date if either their float-adjusted market capitalization falls below $300 million or their float-adjusted liquidity ratio falls below 50%. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. The Index is modified equal weighted. The Index rebalances and reconstitutes quarterly on the third Friday of the quarter ending month and a secondary reweighting is performed on the third to last business day of the quarter ending month. The reference date for additions and deletions is after the close of the last trading date of the previous month. The S&P TMI tracks all eligible U.S. common equities listed on the NYSE, NYSE Arca, NYSE American, NASDAQ Global Select Market, NASDAQ Global Market, NASDAQ Capital Market, Cboe BZX, Cboe BYX, Cboe EDGA, or Cboe EDGX exchanges. As of July 31, 2026, the Index comprised 47 stocks.
The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Semiconductor Companies Risk: The Fund is subject to the risk that market or economic factors impacting semiconductor companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund's investments. The value of stocks of semiconductor companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Semiconductor companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Additionally, semiconductor companies may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Concentration Risk: When the Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not done so.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Technology Sector Risk: Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	35.90%	Q4 2020
Lowest Quarterly Return	-26.70%	Q2 2022
Year-to-Date	64.84%	9/30/2026
Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	29.73%	13.82%	22.67%
Return After Taxes on Distributions	29.63%	13.75%	22.53%
Return After Taxes on Distributions and Sale of Fund Shares	17.65%	11.09%	19.77%
S&P Semiconductor Select Industry Index (reflects no deduction for fees, expenses or taxes)	30.13%	14.19%	23.02%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider, Kala O'Donnell and Emiliano Rabinovich.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 1997.
Kala O'Donnell is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Team. She joined the Adviser in 1995.
Emiliano Rabinovich, CFA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 2006.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.

Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

State Street® SPDR® S&P® Software & Services ETF
Investment Objective
The State Street SPDR S&P Software & Services ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the computer software segment of a U.S. total market composite index.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.35%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.35%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$36	$113	$197	$443
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 51% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P Software & Services Select Industry Index  (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.
The Index represents the software and services segment of the S&P Total Market Index (“S&P TMI”). The S&P TMI is designed to track the broad U.S. equity market. The software and services segment of the S&P TMI comprises the following sub-industries: Application Software, Interactive Home Entertainment, IT Consulting & Other Services, and Systems Software. The Index is one of twenty-one (21) of the S&P Select Industry Indices (the “Select Industry Indices”), each designed to measure the performance of a narrow sub-industry or group of sub-industries determined based on the Global Industry Classification Standard (“GICS”). Membership in the Select Industry Indices is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indices are classified according to GICS which determines classifications primarily based on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the Application Software, Interactive Home Entertainment, IT Consulting & Other Services, and Systems Software sub-industries that satisfy the following criteria: (i) have a float-adjusted market capitalization greater than or equal to $500 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the index rebalancing reference date) greater than or equal to 90% or have a float-adjusted market capitalization greater than or equal to $400 million with a float-adjusted liquidity ratio (as defined above) greater than or equal to 150%; and (ii) are U.S. based companies. To evaluate liquidity, the dollar value traded for initial public offerings or spin-offs that do not have 12 months of trading history is annualized. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. Existing Index constituents are removed at the quarterly rebalancing effective date if either their float-adjusted market capitalization falls below $300 million or their float-adjusted liquidity ratio falls below 50%. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. The Index is modified equal weighted. The Index rebalances and reconstitutes quarterly on the third Friday of the quarter ending month and a secondary reweighting is performed on the third to last business day of the quarter ending month. The reference date for additions and deletions is after the close of the last trading date of the previous month. The S&P TMI tracks all eligible U.S. common equities listed on the NYSE, NYSE Arca, NYSE American, NASDAQ Global Select Market, NASDAQ Global Market, NASDAQ Capital Market, Cboe BZX, Cboe BYX, Cboe EDGA, or Cboe EDGX exchanges. As of July 31, 2026, the Index comprised 132 stocks.
The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Computer Software/Services Companies Risk: Computer software/services companies can be significantly affected by competitive pressures, aggressive pricing, technological developments, changing domestic demand, the ability to attract and retain skilled employees and availability and price of components. The market for products produced by computer software/services companies is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of computer software/services companies depends in substantial part on the timely and successful introduction of new products and the ability to service such products. An unexpected change in one or more of the technologies affecting an issuer's products or in the market for products based on a particular technology could have a material adverse effect on a participant's operating results.
Many computer software/services companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by computer software/services companies to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies' technology.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Concentration Risk: When the Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not done so.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Technology Sector Risk: Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	35.77%	Q2 2020
Lowest Quarterly Return	-24.54%	Q2 2022
Year-to-Date	3.96%	9/30/2026
Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	-0.91%	4.10%	14.37%
Return After Taxes on Distributions	-0.92%	4.07%	14.29%
Return After Taxes on Distributions and Sale of Fund Shares	-0.53%	3.17%	12.13%
S&P Software & Services Select Industry Index (reflects no deduction for fees, expenses or taxes)	-0.79%	4.26%	14.62%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider, Thomas Coleman and Xianhang Wu.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 1997.
Thomas Coleman, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Team. He joined the Adviser in 1998.
Xianhang Wu is an Assistant Vice President of the Adviser and a Portfolio Manager in the Systematic Equity Team. He joined the Adviser in 2016.

Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

State Street® SPDR® S&P® Telecom ETF
Investment Objective
The State Street SPDR S&P Telecom ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the telecommunications segment of a U.S. total market composite index.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.35%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.35%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$36	$113	$197	$443
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 50% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P Telecom Select Industry Index  (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.
The Index represents the telecommunications segment of the S&P Total Market Index (“S&P TMI”). The S&P TMI is designed to track the broad U.S. equity market. The telecommunications segment of the S&P TMI comprises the following sub-industries: Alternative Carriers, Communications Equipment, Integrated Telecommunication Services, and Wireless Telecommunication Services. The Index is one of twenty-one (21) of the S&P Select Industry Indices (the “Select Industry Indices”), each designed to measure the performance of a narrow sub-industry or group of sub-industries determined based on the Global Industry Classification Standard (“GICS”). Membership in the Select Industry Indices is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indices are classified according to GICS which determines classifications primarily based on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the Alternative Carriers, Communications Equipment, Integrated Telecommunication Services, and Wireless Telecommunication Services sub-industries that satisfy the following criteria: (i) have a float-adjusted market capitalization greater than or equal to $500 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the index rebalancing reference date) greater than or equal to 90% or have a float-adjusted market capitalization greater than or equal to $400 million with a float-adjusted liquidity ratio (as defined above) greater than or equal to 150%; and (ii) are U.S. based companies. To evaluate liquidity, the dollar value traded for initial public offerings or spin-offs that do not have 12 months of trading history is annualized. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. Existing Index constituents are removed at the quarterly rebalancing effective date if either their float-adjusted market capitalization falls below $300 million or their float-adjusted liquidity ratio falls below 50%. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. The Index is modified equal weighted. The Index rebalances and reconstitutes quarterly on the third Friday of the quarter ending month and a secondary reweighting is performed on the third to last business day of the quarter ending month. The reference date for additions and deletions is after the close of the last trading date of the previous month. The S&P TMI tracks all eligible U.S. common equities listed on the NYSE, NYSE Arca, NYSE American, NASDAQ Global Select Market, NASDAQ Global Market, NASDAQ Capital Market, Cboe BZX, Cboe BYX, Cboe EDGA, or Cboe EDGX exchanges. As of July 31, 2026, the Index comprised 40 stocks.
The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Telecommunications Sector Risk: The telecommunications industry is subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals or the enactment of new adverse regulatory requirements may adversely affect the business of the telecommunications companies. The telecommunications industry can also be significantly affected by intense competition, including competition with alternative technologies such as wireless communications, product compatibility, consumer preferences, rapid product obsolescence and research and development of new products. Technological innovations may make the products and services of telecommunications companies obsolete. Other risks include uncertainties resulting from such companies' diversification into new domestic and international businesses, as well as agreements by any such companies linking future rate increases to inflation or other factors not directly related to the actual operating profits of the enterprise.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Concentration Risk: When the Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not done so.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.

Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	29.24%	Q3 2024
Lowest Quarterly Return	-17.11%	Q4 2018
Year-to-Date	33.70%	9/30/2026
Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	45.07%	13.65%	11.92%
Return After Taxes on Distributions	44.64%	13.38%	11.56%
Return After Taxes on Distributions and Sale of Fund Shares	26.90%	10.87%	9.79%
S&P Telecom Select Industry Index (reflects no deduction for fees, expenses or taxes)	45.49%	13.96%	12.04%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider, Ted Janowsky and Emiliano Rabinovich.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 1997.
Ted Janowsky, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Team. He joined the Adviser in 2005.
Emiliano Rabinovich, CFA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 2006.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

State Street® SPDR® S&P® Transportation ETF
Investment Objective
The State Street SPDR S&P Transportation ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index derived from the transportation segment of a U.S. total market composite index.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.35%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.35%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$36	$113	$197	$443
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 32% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the S&P Transportation Select Industry Index  (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.
The Index represents the transportation segment of the S&P Total Market Index (“S&P TMI”). The S&P TMI is designed to track the broad U.S. equity market. The transportation segment of the S&P TMI comprises the following sub-industries: Air Freight & Logistics, Airport Services, Cargo Ground Transportation, Highways & Rail Tracks, Marine Transportation, Marine Ports & Services, Passenger Airlines, Passenger Ground Transportation, and Rail Transportation. The Index is one of twenty-one (21) of the S&P Select Industry Indices (the “Select Industry Indices”), each designed to measure the performance of a narrow sub-industry or group of sub-industries determined based on the Global Industry Classification Standard (“GICS”). Membership in the Select Industry Indices is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indices are classified according to GICS which determines classifications primarily based on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the Air Freight & Logistics, Airport Services, Cargo Ground Transportation, Highways & Rail Tracks, Marine Transportation, Marine Ports & Services, Passenger Airlines, Passenger Ground Transportation, and Rail Transportation sub-industries that satisfy the following criteria: (i) have a float-adjusted market capitalization greater than or equal to $500 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the index rebalancing reference date) greater than or equal to 90% or have a float-adjusted market capitalization greater than or equal to $400 million with a float-adjusted liquidity ratio (as defined above) greater than or equal to 150%; and (ii) are U.S. based companies. To evaluate liquidity, the dollar value traded for initial public offerings or spin-offs that do not have 12 months of trading history is annualized. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. Existing Index constituents are removed at the quarterly rebalancing effective date if either their float adjusted market capitalization falls below $300 million or their float-adjusted liquidity ratio falls below 50%. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. The Index is modified equal weighted. The Index rebalances and reconstitutes quarterly on the third Friday of the quarter ending month and a secondary reweighting is performed on the third to last business day of the quarter ending month. The reference date for additions and deletions is after the close of the last trading date of the previous month. The S&P TMI tracks all eligible U.S. common equities listed on the NYSE, NYSE Arca, NYSE American, NASDAQ Global Select Market, NASDAQ Global Market, NASDAQ Capital Market, Cboe BZX, Cboe BYX, Cboe EDGA, or Cboe EDGX exchanges. As of July 31, 2026, the Index comprised 43 stocks.
The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Transportation Companies Risk: Transportation companies can be significantly affected by changes in the economy, fuel prices, labor relations, technology developments, exchange rates, insurance costs, industry competition and government regulation.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Concentration Risk: When the Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not done so.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Industrial Sector Risk: Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products and services in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, another component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.

Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	23.57%	Q1 2021
Lowest Quarterly Return	-31.84%	Q1 2020
Year-to-Date	7.90%	9/30/2026
Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	6.32%	6.07%	8.86%
Return After Taxes on Distributions	6.10%	5.81%	8.61%
Return After Taxes on Distributions and Sale of Fund Shares	3.87%	4.70%	7.21%
S&P Transportation Select Industry Index (reflects no deduction for fees, expenses or taxes)	6.65%	6.39%	9.21%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider, Ted Janowsky and Emiliano Rabinovich.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 1997.
Ted Janowsky, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Team. He joined the Adviser in 2005.
Emiliano Rabinovich, CFA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 2006.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

State Street® SPDR® US Large Cap Low Volatility Index ETF
Investment Objective
The State Street SPDR US Large Cap Low Volatility Index ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of a large cap, low volatility index.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.12%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.12%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$12	$39	$68	$154
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 38% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the State Street US Large Cap Low Volatility Index (previously known as the SSGA US Large Cap Low Volatility Index) (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.
The Index is designed to measure the performance of the stocks of U.S. large capitalization companies that exhibit low volatility. Volatility is a statistical measurement of the magnitude of movements in a stock's price over time. In selecting constituents from the Index Universe (defined herein), the Index utilizes a proprietary rules-based process that seeks to increase exposure to stocks in the Index Universe that exhibit low volatility. The initial universe of securities eligible for inclusion in the Index (the “Index Universe”) is comprised of the largest 1,000 U.S. stocks, based on market capitalization, listed on a U.S. national securities exchange that have trailing six-month average daily trading volumes of at least 250,000 shares and free float factors (percentage of common shares outstanding readily available in the market) greater than 50% as of the Index rebalance determination date. Eligible stocks are assigned to a sector and ranked within each sector according to their volatility. A stock's volatility is measured by the standard deviation of monthly total returns to that stock's price over the trailing 5 years as of the Index rebalance determination date. For stocks with less than 5 years of monthly returns, volatility is measured by available monthly returns if the stock has at least 2.5 years of monthly returns or by the average volatility of stocks in the same sector in the Investment Universe if the stock has fewer than 2.5 years of monthly returns. For each sector, stocks with the lowest volatility whose combined free float sector market capitalization equals 30% are selected for inclusion in the Index, including the first stock that brings the combined sector market capitalization above 30%. The Index weights constituent securities such that securities with the lowest volatility receive the highest weights in the Index, subject to liquidity constraints limiting a constituent's weighting in the Index to 5% and to 20 times the constituent's weight within the Index Universe. The Index rebalance determination date is 10 business days prior to the last business day of March. Index rebalancings are effective after the close of the last business day of March. As of August 31, 2026, a significant portion of the Fund comprised companies in the industrial and real estate sectors, although this may change from time to time. As of July 31, 2026, there were 171 securities in the Index.
The Index was created and is sponsored by State Street Investment Management (the “Index Provider”), an affiliate of the Fund and of SSGA FM, the Fund's Adviser. The Index Provider establishes and maintains rules which are used to determine the composition of the Index and relative weightings of the securities in the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.

Low Volatility Risk: Although subject to the risks of common stocks, low volatility stocks are seen as having a lower risk profile than the overall markets. However, a portfolio comprised of low volatility stocks may not produce investment exposure that has lower variability to changes in such stocks' price levels. Low volatility stocks are likely to underperform the broader market during periods of rapidly rising stock prices.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Industrial Sector Risk: Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products and services in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, another component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.

Real Estate Sector Risk: An investment in a real property company may be subject to risks similar to those associated with direct ownership of real estate, including, by way of example, the possibility of declines in the value of real estate, losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, environmental liability, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. Some real property companies have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
REIT Risk: real estate investment trusts (“REITs”) are subject to the risks associated with investing in the securities of real property companies. In particular, REITs may be affected by changes in the values of the underlying properties that they own or operate. Further, REITs are dependent upon specialized management skills, and their investments may be concentrated in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency and, as a result, are particularly reliant on the proper functioning of capital markets. A variety of economic and other factors may adversely affect a lessee's ability to meet its obligations to a REIT. In the event of a default by a lessee, the REIT may experience delays in enforcing its rights as a lessor and may incur substantial costs associated in protecting its investments. In addition, a REIT could fail to qualify for favorable regulatory treatment.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	13.41%	Q4 2021
Lowest Quarterly Return	-20.26%	Q1 2020
Year-to-Date	0.88%	9/30/2026
Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares. Effective December 13, 2016 (the “Benchmark Index Change Date”), the Fund's benchmark index changed from the Russell 1000 Low Volatility Index (the “Previous Benchmark Index”) to the State Street US Large Cap Low Volatility Index, consistent with a change in the Fund's principal investment strategy to track the performance of the current index. Performance of the Fund prior to the Benchmark Index Change Date is therefore based on the Fund's investment strategy to track the Previous Benchmark Index and may have been different had the Fund tracked the current index.

	One Year	Five Years	Ten Years
Return Before Taxes	8.30%	10.05%	11.61%
Return After Taxes on Distributions	7.76%	9.50%	10.87%
Return After Taxes on Distributions and Sale of Fund Shares	5.22%	7.86%	9.36%
State Street US Large Cap Low Volatility Index/Russell 1000 Low Volatility Index[1] (reflects no deduction for fees, expenses or taxes)	8.46%	10.19%	11.75%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
(1)
Returns shown are reflective of the Index for periods beginning on the Benchmark Index Change Date and the Previous Benchmark Index for periods prior to the Benchmark Index Change Date.
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider, Juan Acevedo and Emiliano Rabinovich.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 1997.
Juan Acevedo is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Team. He joined the Adviser in 2000.
Emiliano Rabinovich, CFA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 2006.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

State Street® SPDR® US Small Cap Low Volatility Index ETF
Investment Objective
The State Street SPDR US Small Cap Low Volatility Index ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of a small cap, low volatility index.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.12%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.12%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$12	$39	$68	$154
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 39% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the State Street US Small Cap Low Volatility Index (previously known as the SSGA US Small Cap Low Volatility Index) (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.
The Index is designed to measure the performance of the stocks of U.S. small capitalization companies that exhibit low volatility. Volatility is a statistical measurement of the magnitude of movements in a stock's price over time. In selecting constituents from the Index Universe (defined herein), the Index utilizes a proprietary rules-based process that seeks to increase exposure to stocks in the Index Universe that exhibit low volatility. The initial universe of securities eligible for inclusion in the Index (the “Index Universe”) is comprised of the 2,000 U.S. stocks listed on a U.S. national securities exchange whose market capitalizations rank from 1,001 to 3,000 that have trailing six-month average daily trading volumes of at least 250,000 shares and free float factors (percentage of common shares outstanding readily available in the market) greater than 50% as of the Index rebalance determination date. Eligible stocks are assigned to a sector and ranked within each sector according to their volatility. A stock's volatility is measured by the standard deviation of monthly total returns to that stock's price over the trailing 5 years as of the Index rebalance determination date. For stocks with less than 5 years of monthly returns, volatility is measured by available monthly returns if the stock has at least 2.5 years of monthly returns or by the average volatility of stocks in the same sector in the Investment Universe if the stock has fewer than 2.5 years of monthly returns. For each sector, stocks with the lowest volatility whose combined free float sector market capitalization equals 30% are selected for inclusion in the Index, including the first stock that brings the combined sector market capitalization above 30%. The Index weights constituent securities such that securities with the lowest volatility receive the highest weights in the Index, subject to liquidity constraints limiting a constituent's weighting in the Index to 5% and to 20 times the constituent's weight within the Index Universe. The Index rebalance determination date is 10 business days prior to the last business day of March. Index rebalancings are effective after the close of the last business day of March. As of August 31, 2026, a significant portion of the Fund comprised companies in the financial sector, although this may change from time to time. As of July 31, 2026, there were 394 securities in the Index.
The Index was created and is sponsored by State Street Investment Management (the “Index Provider”), an affiliate of the Fund and of SSGA FM, the Fund's Adviser. The Index Provider establishes and maintains rules which are used to determine the composition of the Index and relative weightings of the securities in the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Small-Capitalization Securities Risk: The securities of small-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of smaller companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of smaller issuers may be illiquid or may be restricted as to resale, and their values may have significant volatility. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. Returns on investments in securities of small-capitalization companies could trail the returns on investments in securities of larger companies.

Low Volatility Risk: Although subject to the risks of common stocks, low volatility stocks are seen as having a lower risk profile than the overall markets. However, a portfolio comprised of low volatility stocks may not produce investment exposure that has lower variability to changes in such stocks' price levels. Low volatility stocks are likely to underperform the broader market during periods of rapidly rising stock prices.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Financial Sector Risk: Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The

Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the NAV of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis. In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	27.70%	Q4 2020
Lowest Quarterly Return	-33.18%	Q1 2020
Year-to-Date	16.34%	9/30/2026
Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares. Effective December 13, 2016 (the “Benchmark Index Change Date”), the Fund's benchmark index changed from the Russell 2000 Low Volatility Index (the “Previous Benchmark Index”) to the State Street US Small Cap Low Volatility Index, consistent with a change in the Fund's principal investment strategy to track the performance of the current index. Performance of the Fund prior to the Benchmark Index Change Date is therefore based on the Fund's investment strategy to track the Previous Benchmark Index and may have been different had the Fund tracked the current index.
	One Year	Five Years	Ten Years
Return Before Taxes	5.69%	9.36%	9.43%
Return After Taxes on Distributions	4.85%	8.57%	8.31%
Return After Taxes on Distributions and Sale of Fund Shares	3.70%	7.20%	7.25%
State Street US Small Cap Low Volatility Index/Russell 2000 Low Volatility Index[1] (reflects no deduction for fees, expenses or taxes)	5.84%	9.50%	9.54%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
(1)
Returns shown are reflective of the Index for periods beginning on the Benchmark Index Change Date and the Previous Benchmark Index for periods prior to the Benchmark Index Change Date.
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider, John Law and Emiliano Rabinovich.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 1997.
John Law, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Team. He joined the Adviser in 2016.
Emiliano Rabinovich, CFA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Team in the Americas. He joined the Adviser in 2006.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Additional Strategies Information
Principal Strategies
General. Please see each Fund's “The Fund's Principal Investment Strategy” section under “Fund Summaries” above for a discussion of each Fund's principal investment strategies. A Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this Prospectus. These securities, techniques and practices, together with their risks, are described in the Statement of Additional Information (the “SAI”), which you may obtain free of charge by contacting shareholder services (see the back cover of this Prospectus for the address and phone number).
The Adviser seeks to track the performance of each Fund's Index as closely as possible (i.e., obtain a high degree of correlation with the Index). A number of factors may affect a Fund's ability to achieve a high degree of correlation with its Index, and there can be no guarantee that a Fund will achieve a high degree of correlation. For example, a Fund may not be able to achieve a high degree of correlation with its Index when there are practical difficulties or substantial costs involved in compiling a portfolio of securities to follow the Index, when a security in the Index becomes temporarily illiquid, unavailable or less liquid, or legal restrictions exist that prohibit the Fund from investing in a security in the Index.
The Adviser will utilize a sampling strategy in managing the Funds. Sampling means that the Adviser uses quantitative analysis to select securities, including securities in the Index, outside of the Index and derivatives that have a similar investment profile as the relevant Index in terms of key risk factors, performance attributes and other economic characteristics. These include industry weightings, market capitalization, and other financial characteristics of securities. The quantity of holdings in a Fund will be based on a number of factors, including asset size of the Fund. In addition, from time to time, securities are added to or removed from each Index. The Adviser may sell securities that are represented in an Index, or purchase securities that are not yet represented in an Index, in anticipation of their removal from or addition to an Index. Further, the Adviser may choose to overweight securities in an Index, purchase or sell securities not in an Index, or utilize various combinations of other available techniques, in seeking to track an Index.
Each Fund has adopted a non-fundamental investment policy to invest at least 80% of its net assets, plus the amount of borrowings for investment purposes, in securities comprising the index it seeks to track. A Fund will provide shareholders with at least 60 days' notice prior to any change in this non-fundamental 80% investment policy. The Board of Trustees (the “Board”) of SPDR Series Trust (the “Trust”) may change a Fund's investment strategy, Index and other policies without shareholder approval, except as otherwise indicated in this Prospectus or in the SAI. The Board may also change a Fund's investment objective without shareholder approval.
Non-Principal Strategies
Certain Other Investments. Each Fund may invest in structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors such as the movement of a particular security or index), swaps and options contracts. Swaps and options contracts and structured notes may be used by a Fund in seeking performance that corresponds to its Index and in managing cash flows.
Temporary Defensive Positions. In certain situations or market conditions, a Fund may temporarily depart from its normal investment policies and strategies, provided that the alternative is consistent with the Fund's investment objective and is in the best interest of the Fund. For example, a Fund may make larger than normal investments in derivatives to maintain exposure to its Index if it is unable to invest directly in a component security.
Borrowing Money. Each Fund may borrow money from a bank as permitted by the Investment Company Act of 1940, as amended (“1940 Act”), or other governing statutes, by the rules thereunder, or by the U.S. Securities and Exchange Commission (“SEC”) or other regulatory agency with authority over the Fund, but only for temporary or emergency purposes. The 1940 Act presently allows a Fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets). A Fund may also invest in reverse repurchase agreements or similar financing transactions. Consistent with a rule under the 1940 Act, a Fund may treat such investments as either borrowings or derivatives transactions. To the extent a Fund treats reverse repurchase agreements or similar financing transactions as borrowings, such investments will also be included in the 33 1/3% limit. Under normal circumstances, any borrowings by a Fund (including investments in reverse repurchase agreements or similar financing transactions treated as borrowings) will not exceed 10% of the Fund's total assets.
Lending of Securities. Each Fund may lend its portfolio securities in an amount not to exceed 40% of the value of its net assets via a securities lending program through its securities lending agent, State Street Bank and Trust Company (“State Street” or the “Lending Agent”), to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. A securities lending program allows a Fund to receive a portion of the income generated by lending its securities and investing the respective collateral.  A Fund will receive collateral for each loaned security which is at least equal to the market value of that security, marked to market each trading day. To the extent a Fund receives cash collateral, as of the date of this Prospectus, the Adviser expects to invest such cash collateral in a fund managed by the Adviser that invests in U.S. dollar-denominated, short-term, high quality debt obligations, including the following: a broad range of money market instruments; certificates of deposit and time deposits of U.S. and foreign banks; commercial paper and other high quality obligations of U.S. or foreign companies; asset-backed securities; mortgage-related securities; repurchase agreements; and shares of money market funds. With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. A Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. In the securities lending program, the borrower generally has the right to vote the loaned securities; however, a Fund may call loans to vote proxies if a material issue affecting the Fund's economic interest in the investment is to be voted upon. Security loans may be terminated at any time by a Fund.
Additional Risk Information
The following section provides information regarding the principal risks identified under “Principal Risks of Investing in the Fund” in each Fund Summary along with additional risk information. Risk information is applicable to all Funds unless otherwise noted.
Principal Risks
The tables below identify the principal risks of investing in each Fund.
Fund Name	State Street SPDR Dow Jones REIT ETF	State Street SPDR FactSet Innovative Technology ETF	State Street SPDR Global Dow ETF	State Street SPDR ICE Preferred Securities ETF	State Street SPDR MSCI USA Gender Diversity ETF	State Street SPDR MSCI USA StrategicFactors ETF	State Street SPDR NYSE Technology ETF	State Street SPDR Portfolio Nasdaq 100 ETF	State Street SPDR Portfolio S&P 1500 Composite Stock Market ETF	State Street SPDR Portfolio S&P 400 Mid Cap ETF
Aerospace and Defense Companies Risk
Banking Companies Risk				x

Fund Name	State Street SPDR Dow Jones REIT ETF	State Street SPDR FactSet Innovative Technology ETF	State Street SPDR Global Dow ETF	State Street SPDR ICE Preferred Securities ETF	State Street SPDR MSCI USA Gender Diversity ETF	State Street SPDR MSCI USA StrategicFactors ETF	State Street SPDR NYSE Technology ETF	State Street SPDR Portfolio Nasdaq 100 ETF	State Street SPDR Portfolio S&P 1500 Composite Stock Market ETF	State Street SPDR Portfolio S&P 400 Mid Cap ETF
Regional Bank Risk
Biotechnology Companies Risk
Call/Prepayment Risk				x
Capital Markets Companies Risk
Clean Power Companies Risk
Communication Services Sector Risk
Computer Software/Services Companies Risk
Concentration Risk	x	x					x
Consumer Discretionary Sector Risk							x	x
Consumer Staples Sector Risk
Counterparty Risk	x	x	x	x		x	x		x	x
Currency Risk			x
Cybersecurity Companies Risk
Cybersecurity-Related Risk
Debt Securities Risk				x
Depositary Receipts Risk		x	x	x				x
Derivatives Risk	x	x	x	x		x	x		x	x
Futures Contract Risk	x	x	x	x	x	x	x	x	x	x
Swaps Risk
Dividend Paying Securities Risk
Drone Companies Risk
Emerging Markets Risk			x
Energy Sector Risk
Equity Investing Risk	x	x	x	x	x	x	x	x	x	x

Fund Name	State Street SPDR Dow Jones REIT ETF	State Street SPDR FactSet Innovative Technology ETF	State Street SPDR Global Dow ETF	State Street SPDR ICE Preferred Securities ETF	State Street SPDR MSCI USA Gender Diversity ETF	State Street SPDR MSCI USA StrategicFactors ETF	State Street SPDR NYSE Technology ETF	State Street SPDR Portfolio Nasdaq 100 ETF	State Street SPDR Portfolio S&P 1500 Composite Stock Market ETF	State Street SPDR Portfolio S&P 400 Mid Cap ETF
ESG Investing Risk					x
Extension Risk				x
Financial Institutions Risk
Financial Sector Risk				x		x				x
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk	x	x	x	x	x	x	x	x	x	x
Fossil Fuel Reserves Free Ownership Risk
Gender Diversity Risk					x
Growth Stock Risk		x
Health Care Equipment Companies Risk
Health Care Sector Risk
Health Care Services Companies Risk
Homebuilding Companies Risk
Indexing Strategy/Index Tracking Risk	x	x	x	x	x	x	x	x	x	x
Industrial Sector Risk										x
Infrastructure-Related Companies Risk
Insurance Companies Risk
Internet Segment Risk
Large-Capitalization Securities Risk					x	x		x
Leveraging Risk	x	x	x	x		x	x		x	x
Limited Track Record Risk								x
Liquidity Risk	x	x	x	x		x	x		x	x

Fund Name	State Street SPDR Dow Jones REIT ETF	State Street SPDR FactSet Innovative Technology ETF	State Street SPDR Global Dow ETF	State Street SPDR ICE Preferred Securities ETF	State Street SPDR MSCI USA Gender Diversity ETF	State Street SPDR MSCI USA StrategicFactors ETF	State Street SPDR NYSE Technology ETF	State Street SPDR Portfolio Nasdaq 100 ETF	State Street SPDR Portfolio S&P 1500 Composite Stock Market ETF	State Street SPDR Portfolio S&P 400 Mid Cap ETF
Low Volatility Risk						x
Market Risk	x	x	x	x	x	x	x	x	x	x
Materials Sector Risk
Metals and Mining Companies Risk
Mid-Capitalization Securities Risk					x	x				x
Momentum Investing Risk
New Economies Companies Risk
Non-Diversification Risk			x	x	x	x		x	x	x
Non-U.S. Securities Risk			x	x				x
Oil and Gas Companies Risk
Pharmaceuticals Companies Risk
Preferred Securities Risk				x
Quality Investing Risk						x
Real Estate Sector Risk	x
REIT Risk	x
Retail Companies Risk
Semiconductor Companies Risk
Settlement Risk			x
Small-Capitalization Securities Risk
Technology Sector Risk		x			x	x	x	x	x
Electronic Media Companies Risk		x
Telecommunications Sector Risk
Transportation Companies Risk
Unconstrained Sector Risk			x	x	x	x		x	x	x
Utilities Sector Risk

Fund Name	State Street SPDR Dow Jones REIT ETF	State Street SPDR FactSet Innovative Technology ETF	State Street SPDR Global Dow ETF	State Street SPDR ICE Preferred Securities ETF	State Street SPDR MSCI USA Gender Diversity ETF	State Street SPDR MSCI USA StrategicFactors ETF	State Street SPDR NYSE Technology ETF	State Street SPDR Portfolio Nasdaq 100 ETF	State Street SPDR Portfolio S&P 1500 Composite Stock Market ETF	State Street SPDR Portfolio S&P 400 Mid Cap ETF
Valuation Risk			x		x	x				x
Value Stock Risk						x

Fund Name	State Street SPDR Portfolio S&P 500 Growth ETF	State Street SPDR Portfolio S&P 500 High Dividend ETF	State Street SPDR Portfolio S&P 500 Value ETF	State Street SPDR Portfolio S&P 600 Small Cap ETF	State Street SPDR Portfolio S&P Sector Neutral Dividend ETF	State Street SPDR Russell 1000 Low Volatility Focus ETF	State Street SPDR Russell 1000 Momentum Focus ETF
Aerospace and Defense Companies Risk
Banking Companies Risk
Regional Bank Risk
Biotechnology Companies Risk
Call/Prepayment Risk
Capital Markets Companies Risk
Clean Power Companies Risk
Communication Services Sector Risk
Computer Software/Services Companies Risk
Concentration Risk
Consumer Discretionary Sector Risk
Consumer Staples Sector Risk		x
Counterparty Risk	x	x	x	x	x	x	x
Currency Risk
Cybersecurity Companies Risk
Cybersecurity-Related Risk
Debt Securities Risk
Depositary Receipts Risk
Derivatives Risk	x	x	x	x	x	x	x
Futures Contract Risk	x	x	x	x	x	x	x
Swaps Risk
Dividend Paying Securities Risk		x			x
Drone Companies Risk
Emerging Markets Risk
Energy Sector Risk
Equity Investing Risk	x	x	x	x	x	x	x
Extension Risk

Fund Name	State Street SPDR Portfolio S&P 500 Growth ETF	State Street SPDR Portfolio S&P 500 High Dividend ETF	State Street SPDR Portfolio S&P 500 Value ETF	State Street SPDR Portfolio S&P 600 Small Cap ETF	State Street SPDR Portfolio S&P Sector Neutral Dividend ETF	State Street SPDR Russell 1000 Low Volatility Focus ETF	State Street SPDR Russell 1000 Momentum Focus ETF
Financial Institutions Risk
Financial Sector Risk			x	x		x
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk	x	x	x	x	x	x	x
Fossil Fuel Reserves Free Ownership Risk
Growth Stock Risk	x
Health Care Equipment Companies Risk
Health Care Sector Risk
Health Care Services Companies Risk
Homebuilding Companies Risk
Indexing Strategy/Index Tracking Risk	x	x	x	x	x	x	x
Industrial Sector Risk				x		x	x
Infrastructure-Related Companies Risk
Insurance Companies Risk
Internet Segment Risk
Large-Capitalization Securities Risk	x	x	x			x	x
Leveraging Risk	x	x	x	x	x	x	x
Limited Track Record Risk					x
Liquidity Risk	x	x	x	x	x	x	x
Low Volatility Risk						x
Market Risk	x	x	x	x	x	x	x
Materials Sector Risk
Metals and Mining Companies Risk
Mid-Capitalization Securities Risk
Momentum Investing Risk							x
New Economies Companies Risk
Non-Diversification Risk	x	x	x	x	x	x	x

Fund Name	State Street SPDR Portfolio S&P 500 Growth ETF	State Street SPDR Portfolio S&P 500 High Dividend ETF	State Street SPDR Portfolio S&P 500 Value ETF	State Street SPDR Portfolio S&P 600 Small Cap ETF	State Street SPDR Portfolio S&P Sector Neutral Dividend ETF	State Street SPDR Russell 1000 Low Volatility Focus ETF	State Street SPDR Russell 1000 Momentum Focus ETF
Non-U.S. Securities Risk
Oil and Gas Companies Risk
Pharmaceuticals Companies Risk
Preferred Securities Risk
Quality Investing Risk						x	x
Real Estate Sector Risk		x
REIT Risk		x
Retail Companies Risk
Semiconductor Companies Risk
Settlement Risk
Small-Capitalization Securities Risk				x
Technology Sector Risk	x		x		x
Electronic Media Companies Risk
Telecommunications Sector Risk
Transportation Companies Risk
Unconstrained Sector Risk	x	x	x	x	x	x	x
Utilities Sector Risk
Valuation Risk				x
Value Stock Risk			x			x	x

Fund Name	State Street SPDR Russell 1000 Yield Focus ETF	State Street SPDR S&P 1500 Momentum Tilt ETF	State Street SPDR S&P 1500 Value Tilt ETF	State Street SPDR S&P 400 Mid Cap Growth ETF	State Street SPDR S&P 400 Mid Cap Value ETF	State Street SPDR S&P 500 Fossil Fuel Reserves Free ETF	State Street SPDR S&P 500 Scored and Screened ETF	State Street SPDR S&P 600 Small Cap Growth ETF	State Street SPDR S&P 600 Small Cap Value ETF
Aerospace and Defense Companies Risk
Banking Companies Risk
Regional Bank Risk
Biotechnology Companies Risk
Call/Prepayment Risk
Capital Markets Companies Risk
Clean Power Companies Risk
Communication Services Sector Risk
Computer Software/Services Companies Risk
Concentration Risk
Consumer Discretionary Sector Risk									x
Consumer Staples Sector Risk
Counterparty Risk	x	x	x	x	x	X	x	x	X
Currency Risk
Cybersecurity Companies Risk
Cybersecurity-Related Risk
Debt Securities Risk
Depositary Receipts Risk
Derivatives Risk	x	x	x	x	x	X	x	x	x
Futures Contract Risk	x	x	x	x	x	X	x	x	x
Swaps Risk
Dividend Paying Securities Risk	x
Drone Companies Risk
Emerging Markets Risk
Energy Sector Risk
Equity Investing Risk	x	x	x	x	x	X	x	x	x
ESG Investing Risk							x

Fund Name	State Street SPDR Russell 1000 Yield Focus ETF	State Street SPDR S&P 1500 Momentum Tilt ETF	State Street SPDR S&P 1500 Value Tilt ETF	State Street SPDR S&P 400 Mid Cap Growth ETF	State Street SPDR S&P 400 Mid Cap Value ETF	State Street SPDR S&P 500 Fossil Fuel Reserves Free ETF	State Street SPDR S&P 500 Scored and Screened ETF	State Street SPDR S&P 600 Small Cap Growth ETF	State Street SPDR S&P 600 Small Cap Value ETF
Extension Risk
Financial Institutions Risk
Financial Sector Risk	x		x		x	X		x	x
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk	x	x	x	x	x	X	x	x	x
Fossil Fuel Reserves Free Ownership Risk						X
Gender Diversity Risk
Growth Stock Risk				x				x
Health Care Equipment Companies Risk
Health Care Sector Risk				x
Health Care Services Companies Risk
Homebuilding Companies Risk
Indexing Strategy/Index Tracking Risk	x	x	x	x	x	X	x	x	x
Industrial Sector Risk	x			x	x	X		x
Infrastructure-Related Companies Risk
Insurance Companies Risk
Internet Segment Risk
Large-Capitalization Securities Risk	x					X	x
Leveraging Risk	x	x	x	x	x	X	x	x	x
Limited Track Record Risk
Liquidity Risk	x	x	x	x	x	X	x	x	x
Low Volatility Risk
Market Risk	x	x	x	x	x	X	x	x	x
Materials Sector Risk
Metals and Mining Companies Risk
Mid-Capitalization Securities Risk				x	x
Momentum Investing Risk		x
New Economies Companies Risk

Fund Name	State Street SPDR Russell 1000 Yield Focus ETF	State Street SPDR S&P 1500 Momentum Tilt ETF	State Street SPDR S&P 1500 Value Tilt ETF	State Street SPDR S&P 400 Mid Cap Growth ETF	State Street SPDR S&P 400 Mid Cap Value ETF	State Street SPDR S&P 500 Fossil Fuel Reserves Free ETF	State Street SPDR S&P 500 Scored and Screened ETF	State Street SPDR S&P 600 Small Cap Growth ETF	State Street SPDR S&P 600 Small Cap Value ETF
Non-Diversification Risk	x	x	x	x	x	X	x	x	x
Non-U.S. Securities Risk
Oil and Gas Companies Risk
Pharmaceuticals Companies Risk
Portfolio Turnover Risk		x
Preferred Securities Risk
Quality Investing Risk	x
Real Estate Sector Risk
REIT Risk
Retail Companies Risk
Semiconductor Companies Risk
Settlement Risk
Small-Capitalization Securities Risk								x	x
Technology Sector Risk		x	x	x			x
Electronic Media Companies Risk
Telecommunications Sector Risk
Transportation Companies Risk
Unconstrained Sector Risk	x	x	x	x	x	x	x	x	x
Utilities Sector Risk
Valuation Risk				x	x			x	x
Value Stock Risk	x		x		x				x

Fund Name	State Street SPDR S&P Aerospace & Defense ETF	State Street SPDR S&P Bank ETF	State Street SPDR S&P Biotech ETF	State Street SPDR S&P Capital Markets ETF	State Street SPDR S&P Dividend ETF	State Street SPDR S&P Health Care Equipment ETF	State Street SPDR S&P Health Care Services ETF	State Street SPDR S&P Homebuilders ETF
Aerospace and Defense Companies Risk	x
Banking Companies Risk		x
Regional Bank Risk		x
Biotechnology Companies Risk			x
Call/Prepayment Risk
Capital Markets Companies Risk				x
Clean Power Companies Risk
Communication Services Sector Risk
Computer Software/Services Companies Risk
Concentration Risk	x	x	x	x		x	x	x
Consumer Discretionary Sector Risk								x
Consumer Staples Sector Risk
Counterparty Risk	x	x	x	x	X	x	x	x
Currency Risk
Cybersecurity Companies Risk
Cybersecurity-Related Risk
Debt Securities Risk
Depositary Receipts Risk
Derivatives Risk	x	x	x	x	X	x	x	x
Futures Contract Risk	x	x	x	x	X	x	x	x
Swaps Risk					X
Dividend Paying Securities Risk					X
Drone Companies Risk
Emerging Markets Risk
Energy Sector Risk
Equity Investing Risk	x	x	x	x	X	x	x	x
Extension Risk
Financial Institutions Risk		x
Financial Sector Risk				x	X

Fund Name	State Street SPDR S&P Aerospace & Defense ETF	State Street SPDR S&P Bank ETF	State Street SPDR S&P Biotech ETF	State Street SPDR S&P Capital Markets ETF	State Street SPDR S&P Dividend ETF	State Street SPDR S&P Health Care Equipment ETF	State Street SPDR S&P Health Care Services ETF	State Street SPDR S&P Homebuilders ETF
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk	x	x	x	x	X	x	x	x
Fossil Fuel Reserves Free Ownership Risk
Growth Stock Risk
Health Care Equipment Companies Risk						x
Health Care Sector Risk			x			x	x
Health Care Services Companies Risk							x
Homebuilding Companies Risk								x
Indexing Strategy/Index Tracking Risk	x	x	x	x	X	x	x	x
Industrial Sector Risk	x							x
Infrastructure-Related Companies Risk
Insurance Companies Risk
Internet Segment Risk
Large-Capitalization Securities Risk
Leveraging Risk	x	x	x	x	X	x	x	x
Limited Track Record Risk
Liquidity Risk	x	x	x	x	X	x	x	x
Low Volatility Risk
Market Risk	x	x	x	x	X	x	x	x
Materials Sector Risk
Metals and Mining Companies Risk
Mid-Capitalization Securities Risk
Momentum Investing Risk
New Economies Companies Risk
Non-Diversification Risk					X
Non-U.S. Securities Risk
Oil and Gas Companies Risk
Pharmaceuticals Companies Risk
Preferred Securities Risk

Fund Name	State Street SPDR S&P Aerospace & Defense ETF	State Street SPDR S&P Bank ETF	State Street SPDR S&P Biotech ETF	State Street SPDR S&P Capital Markets ETF	State Street SPDR S&P Dividend ETF	State Street SPDR S&P Health Care Equipment ETF	State Street SPDR S&P Health Care Services ETF	State Street SPDR S&P Homebuilders ETF
Quality Investing Risk
Real Estate Sector Risk					x
REIT Risk
Retail Companies Risk								x
Semiconductor Companies Risk
Settlement Risk
Small-Capitalization Securities Risk
Technology Sector Risk
Electronic Media Companies Risk
Telecommunications Sector Risk
Transportation Companies Risk
Unconstrained Sector Risk					x
Utilities Sector Risk					x
Valuation Risk
Value Stock Risk

Fund Name	State Street SPDR S&P Insurance ETF	State Street SPDR S&P Kensho Final Frontiers ETF	State Street SPDR S&P Kensho Future Security ETF	State Street SPDR S&P Kensho Grid Innovation ETF	State Street SPDR S&P Kensho Intelligent Structures ETF	State Street SPDR S&P Kensho New Economies Composite ETF	State Street SPDR S&P Kensho Smart Mobility ETF
Aerospace and Defense Companies Risk		x	x
Banking Companies Risk
Regional Bank Risk
Biotechnology Companies Risk
Call/Prepayment Risk
Capital Markets Companies Risk
Clean Power Companies Risk				x
Communication Services Sector Risk
Computer Software/Services Companies Risk
Concentration Risk	x	x	x	x	x	x	x
Consumer Discretionary Sector Risk							x
Consumer Staples Sector Risk
Counterparty Risk	x	x	x	x	x	x	x
Currency Risk
Cybersecurity Companies Risk			x
Cybersecurity-Related Risk		x	x	x	x	x	x
Debt Securities Risk
Depositary Receipts Risk		x	x	x	x	x	x
Derivatives Risk	x	x	x	x	x	x	x
Futures Contract Risk	x	x	x	x	x	x	x
Swaps Risk
Dividend Paying Securities Risk
Drone Companies Risk		x
Emerging Markets Risk		x	x	x	x	x	x
Energy Sector Risk
Equity Investing Risk	x	x	x	x	x	x	x

Fund Name	State Street SPDR S&P Insurance ETF	State Street SPDR S&P Kensho Final Frontiers ETF	State Street SPDR S&P Kensho Future Security ETF	State Street SPDR S&P Kensho Grid Innovation ETF	State Street SPDR S&P Kensho Intelligent Structures ETF	State Street SPDR S&P Kensho New Economies Composite ETF	State Street SPDR S&P Kensho Smart Mobility ETF
Extension Risk
Financial Institutions Risk
Financial Sector Risk	x
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk	x	x	x	x	x	x	x
Fossil Fuel Reserves Free Ownership Risk
Growth Stock Risk
Health Care Equipment Companies Risk
Health Care Sector Risk						x
Health Care Services Companies Risk
Homebuilding Companies Risk
Indexing Strategy/Index Tracking Risk	x	x	x	x	x	x	x
Industrial Sector Risk		x	x	x	x	x	x
Infrastructure-Related Companies Risk					x
Insurance Companies Risk	x
Internet Segment Risk
Large-Capitalization Securities Risk		x	x	x	x	x	x
Leveraging Risk	x	x	x	x	x	x	x
Limited Track Record Risk
Liquidity Risk	x	x	x	x	x	x	x
Low Volatility Risk
Market Risk	x	x	x	x	x	x	x
Materials Sector Risk
Metals and Mining Companies Risk
Mid-Capitalization Securities Risk		x	x	x	x	x	x
Momentum Investing Risk
New Economies Companies Risk						x

Fund Name	State Street SPDR S&P Insurance ETF	State Street SPDR S&P Kensho Final Frontiers ETF	State Street SPDR S&P Kensho Future Security ETF	State Street SPDR S&P Kensho Grid Innovation ETF	State Street SPDR S&P Kensho Intelligent Structures ETF	State Street SPDR S&P Kensho New Economies Composite ETF	State Street SPDR S&P Kensho Smart Mobility ETF
Non-Diversification Risk
Non-U.S. Securities Risk		x	x	x	x	x	x
Oil and Gas Companies Risk
Pharmaceuticals Companies Risk
Preferred Securities Risk
Quality Investing Risk
Real Estate Sector Risk
REIT Risk
Retail Companies Risk
Semiconductor Companies Risk
Settlement Risk		x	x	x	x	x	x
Small-Capitalization Securities Risk		x	x	x	x	x	x
Technology Sector Risk		x	x	x	x	x	x
Electronic Media Companies Risk
Telecommunications Sector Risk
Transportation Companies Risk							x
Unconstrained Sector Risk
Utilities Sector Risk				x
Valuation Risk		x	x	x	x	x	x
Value Stock Risk

Fund Name	State Street SPDR S&P Metals & Mining ETF	State Street SPDR S&P Oil & Gas Equipment & Services ETF	State Street SPDR S&P Oil & Gas Exploration & Production ETF	State Street SPDR S&P Pharmaceuticals ETF	State Street SPDR S&P Regional Banking ETF	State Street SPDR S&P Retail ETF	State Street SPDR S&P Semiconductor ETF	State Street SPDR S&P Software & Services ETF
Aerospace and Defense Companies Risk
Banking Companies Risk					x
Regional Bank Risk					x
Biotechnology Companies Risk
Call/Prepayment Risk
Capital Markets Companies Risk
Clean Power Companies Risk
Communication Services Sector Risk
Computer Software/Services Companies Risk								x
Concentration Risk	x	x	x	x	x	x	x	x
Consumer Discretionary Sector Risk						x
Consumer Staples Sector Risk						x
Counterparty Risk	x	x	x	x	x	x	x	x
Currency Risk
Cybersecurity Companies Risk
Cybersecurity-Related Risk
Debt Securities Risk
Depositary Receipts Risk
Derivatives Risk	x	x	x	x	x	x	x	x
Futures Contract Risk	x	x	x	x	x	x	x	x
Swaps Risk
Dividend Paying Securities Risk
Drone Companies Risk
Emerging Markets Risk
Energy Sector Risk		x	x
Equity Investing Risk	x	x	x	x	x	x	x	x

Fund Name	State Street SPDR S&P Metals & Mining ETF	State Street SPDR S&P Oil & Gas Equipment & Services ETF	State Street SPDR S&P Oil & Gas Exploration & Production ETF	State Street SPDR S&P Pharmaceuticals ETF	State Street SPDR S&P Regional Banking ETF	State Street SPDR S&P Retail ETF	State Street SPDR S&P Semiconductor ETF	State Street SPDR S&P Software & Services ETF
Extension Risk
Financial Institutions Risk					x
Financial Sector Risk
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk	x	x	x	x	x	x	x	x
Fossil Fuel Reserves Free Ownership Risk
Growth Stock Risk
Health Care Equipment Companies Risk
Health Care Sector Risk				x
Health Care Services Companies Risk
Homebuilding Companies Risk
Indexing Strategy/Index Tracking Risk	x	x	x	x	x	x	x	x
Industrial Sector Risk
Infrastructure-Related Companies Risk
Insurance Companies Risk
Internet Segment Risk
Large-Capitalization Securities Risk
Leveraging Risk	x	x	x	x	x	x	x	x
Limited Track Record Risk
Liquidity Risk	x	x	x	x	x	x	x	x
Low Volatility Risk
Market Risk	x	x	x	x	x	x	x	x
Materials Sector Risk	x
Metals and Mining Companies Risk	x
Mid-Capitalization Securities Risk
Momentum Investing Risk
New Economies Companies Risk

Fund Name	State Street SPDR S&P Metals & Mining ETF	State Street SPDR S&P Oil & Gas Equipment & Services ETF	State Street SPDR S&P Oil & Gas Exploration & Production ETF	State Street SPDR S&P Pharmaceuticals ETF	State Street SPDR S&P Regional Banking ETF	State Street SPDR S&P Retail ETF	State Street SPDR S&P Semiconductor ETF	State Street SPDR S&P Software & Services ETF
Non-Diversification Risk	x
Non-U.S. Securities Risk
Oil and Gas Companies Risk		x	x
Pharmaceuticals Companies Risk				x
Preferred Securities Risk
Quality Investing Risk
Real Estate Sector Risk
REIT Risk
Retail Companies Risk						x
Semiconductor Companies Risk							x
Settlement Risk
Small-Capitalization Securities Risk
Technology Sector Risk							x	x
Electronic Media Companies Risk
Telecommunications Sector Risk
Transportation Companies Risk
Unconstrained Sector Risk
Utilities Sector Risk
Valuation Risk
Value Stock Risk

Fund Name	State Street SPDR S&P Telecom ETF	State Street SPDR S&P Transportation ETF	State Street SPDR US Large Cap Low Volatility Index ETF	State Street SPDR US Small Cap Low Volatility Index ETF
Aerospace and Defense Companies Risk
Banking Companies Risk
Regional Bank Risk
Biotechnology Companies Risk
Call/Prepayment Risk
Capital Markets Companies Risk
Clean Power Companies Risk
Communication Services Sector Risk
Computer Software/Services Companies Risk
Concentration Risk	x	x
Consumer Discretionary Sector Risk
Consumer Staples Sector Risk
Counterparty Risk	x	x
Currency Risk
Cybersecurity Companies Risk
Cybersecurity-Related Risk
Debt Securities Risk
Depositary Receipts Risk
Derivatives Risk	x	x
Futures Contract Risk	x	x	x	x
Swaps Risk
Dividend Paying Securities Risk
Drone Companies Risk
Emerging Markets Risk
Energy Sector Risk
Equity Investing Risk	x	x	x	x
Extension Risk
Financial Institutions Risk

Fund Name	State Street SPDR S&P Telecom ETF	State Street SPDR S&P Transportation ETF	State Street SPDR US Large Cap Low Volatility Index ETF	State Street SPDR US Small Cap Low Volatility Index ETF
Financial Sector Risk				x
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk	x	x	x	x
Fossil Fuel Reserves Free Ownership Risk
Growth Stock Risk
Health Care Equipment Companies Risk
Health Care Sector Risk
Health Care Services Companies Risk
Homebuilding Companies Risk
Indexing Strategy/Index Tracking Risk	x	x	x	x
Industrial Sector Risk		x	x
Infrastructure-Related Companies Risk
Insurance Companies Risk
Internet Segment Risk
Large-Capitalization Securities Risk			x
Leveraging Risk	x	x
Limited Track Record Risk
Liquidity Risk	x	x		x
Low Volatility Risk			x	x
Market Risk	x	x	x	x
Materials Sector Risk
Metals and Mining Companies Risk
Mid-Capitalization Securities Risk
Momentum Investing Risk
New Economies Companies Risk
Non-Diversification Risk
Non-U.S. Securities Risk
Oil and Gas Companies Risk
Pharmaceuticals Companies Risk

Fund Name	State Street SPDR S&P Telecom ETF	State Street SPDR S&P Transportation ETF	State Street SPDR US Large Cap Low Volatility Index ETF	State Street SPDR US Small Cap Low Volatility Index ETF
Preferred Securities Risk
Quality Investing Risk
Real Estate Sector Risk			x
REIT Risk			x
Retail Companies Risk
Semiconductor Companies Risk
Settlement Risk
Small-Capitalization Securities Risk				x
Technology Sector Risk
Electronic Media Companies Risk
Telecommunications Sector Risk	x
Transportation Companies Risk		x
Unconstrained Sector Risk			x	x
Utilities Sector Risk
Valuation Risk				x
Value Stock Risk

Aerospace and Defense Companies Risk. Aerospace and defense companies can be significantly affected by government aerospace and defense regulation and spending policies because companies involved in this industry rely to a significant extent on U.S. (and other) government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets.
Banking Companies Risk. The performance of bank stocks may be affected by extensive governmental regulation, which may limit the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. The impact of changes in regulations and capital requirements on a banking company cannot be predicted and may negatively impact such banking company. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively impact banking companies. To the extent a bank's portfolio of loans or investments are concentrated in a particular industry, the bank may be vulnerable to economic conditions that affect that industry. Banks may also be subject to severe price competition. Competition among banking companies is high and failure to maintain or increase market share may result in lost market value.
Regional Bank Risk. Investments in regional banks, which may be small or medium in size, may involve greater risk than investing in larger, more established banks. Securities of regional banks are often less liquid and subject to greater volatility and less trading volume than is customarily associated with securities of larger banks. A regional bank's financial performance may be dependent upon the business environment in certain geographic regions of the United States and, as a result, adverse economic or employment developments in such regions may negatively impact such regional bank and, in turn, a Fund. In March 2023, the shut-down of certain regional banks resulted in concerns over disruption in the U.S. banking system. Additional bank shut-downs or failures in the future could have adverse impacts on a Fund.
Biotechnology Companies Risk. Biotech companies invest heavily in research and development which may not necessarily lead to commercially successful products. These companies are also subject to increased governmental regulation which may delay or inhibit the release of new products. Many biotech companies are dependent upon their ability to use and enforce intellectual property rights and patents. Any impairment of such rights may have adverse financial consequences. Biotech stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Biotech companies can be significantly affected by technological change and obsolescence, product liability lawsuits and consequential high insurance costs.
Call/Prepayment Risk. Call/prepayment risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund earlier than expected or required. This may occur, for example, when there is a decline in interest rates, and an issuer of bonds or preferred stock redeems the bonds or stock in order to replace them with obligations on which it is required to pay a lower interest or dividend rate. It may also occur when there is an unanticipated increase in the rate at which mortgages or other receivables underlying mortgage- or asset-backed securities held by a Fund are prepaid. In any such case, a Fund may be forced to invest the prepaid amounts in lower-yielding investments, resulting in a decline in the Fund's income.
Capital Markets Companies Risk. Companies within an Index can be significantly affected by stock and bank trading activity, changes in governmental regulation, continuing increases in price competition, decreases in fees or fee-related business, including investment banking, brokerage, asset management and other servicing fees, fluctuation in interest rates and other factors which could adversely affect financial markets.
Clean Power Companies Risk. Clean power companies may be highly dependent upon government subsidies, contracts with government entities, and the successful development of new and proprietary technologies. Clean power companies may be affected by competition from new and existing market entrants, obsolescence of technology, short product cycles, changes in exchange rates, imposition of import controls, and depletion of resources. In addition, seasonal weather conditions, fluctuations in supply of and demand for clean energy products or services, and international political events may cause fluctuations in the performance of clean power companies and the prices of their securities. Risks associated with fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects and tax and other government regulations can significantly affect clean power companies. The supply and demand for oil and gas, the price of oil and gas, production spending, government regulation, world events and economic conditions may also affect clean power companies.
Communication Services Sector Risk. Communication services companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. Companies in the communication services sector may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements and government regulation. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company's profitability. While all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
Computer Software/Services Companies Risk. Computer software/services companies can be significantly affected by competitive pressures, aggressive pricing, technological developments, changing domestic demand, the ability to attract and retain skilled employees and availability and price of components. The market for products produced by computer software/services companies is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of computer software/services companies depends in substantial part on the timely and successful introduction of new products and the ability to service such products. An unexpected change in one or more of the technologies affecting an issuer's products or in the market for products based on a particular technology could have a material adverse effect on a participant's operating results.
Many computer software/services companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by computer software/services companies to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies' technology.
Concentration Risk. A Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Fund's underlying Index concentrates in a particular industry or group of industries. When a Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not focused its assets in that industry, market, or economic sector, which may increase the volatility of the Fund.
Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall global economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on their respective profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.
Consumer Staples Sector Risk. Consumer staples companies are subject to government regulation affecting their products which may negatively impact such companies' performance. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. Tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Also, the success of food, beverage, household and personal products companies may be strongly affected by consumer interest, marketing campaigns and other factors affecting supply and demand, including performance of the overall domestic and international economy, interest rates, competition and consumer confidence and spending.
Counterparty Risk. A Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts and other transactions such as repurchase agreements or reverse repurchase agreements. A Fund's ability to profit from these types of investments and transactions will depend on the willingness and ability of its counterparty to perform its obligations. If a counterparty fails to meet its contractual obligations, a Fund may be unable to terminate or realize any gain on the investment or transaction, resulting in a loss to the Fund. A Fund may experience significant delays in obtaining any recovery in an insolvency, bankruptcy, or other reorganization proceeding involving its counterparty (including recovery of any collateral posted by it) and may obtain only a limited recovery or may obtain no recovery in such circumstances. If a Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty. Under applicable law or contractual provisions, including if a Fund enters into an investment or transaction with a financial institution and such financial institution (or an affiliate of the financial institution) experiences financial difficulties, then the Fund may in certain situations be prevented or delayed from exercising its rights to terminate the investment or transaction, or to realize on any collateral and may result in the suspension of payment and delivery obligations of the parties under such investment or transactions or in another institution being substituted for that financial institution without the consent of the Fund. Further, a Fund may be subject to “bail-in” risk under applicable law whereby, if required by the financial institution's authority, the financial institution's liabilities could be written down, eliminated or converted into equity or an alternative instrument of ownership. A bail-in of a financial institution may result in a reduction in value of some or all of its securities and, if a Fund holds such securities or has entered into a transaction with such a financial security when a bail-in occurs, such Fund may also be similarly impacted.
Currency Risk. Investments in issuers in different countries are often denominated in currencies other than the U.S. dollar. Changes in the values of those currencies relative to the U.S. dollar may have a positive or negative effect on the values of a Fund's investments denominated in those currencies. The values of other currencies relative to the U.S. dollar may fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by national governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory developments. Currency values can decrease significantly both in the short term and over the long term in response to these and other developments. Continuing uncertainty as to the status of the Euro and the Economic and Monetary Union of the European Union (the “EMU”) has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU, or any continued uncertainty as to its status, could have significant adverse effects on currency and financial markets, and on the values of a Fund's portfolio investments.
Cybersecurity Companies Risk. Companies in the cybersecurity field face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Cybersecurity companies may have limited product lines, markets, financial resources or personnel. The products of cybersecurity companies may face obsolescence due to rapid technological developments and frequent new product introduction, and such companies may face unpredictable changes in growth rates, competition for the services of qualified personnel and competition from foreign competitors with lower production costs. Companies in the cybersecurity field are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.
Cybersecurity-Related Risk. The companies included in an Index rely on technologies such as the Internet and depend on computer systems to perform business and operational functions, and therefore may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Successful cyber-attacks against, or security breakdowns of, a company included in an Index may result in material adverse consequences for such company, as well as other companies included in the Index, and may cause a Fund's investments to lose value.
Debt Securities Risk. The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of a Fund's fixed income securities to decrease, a decline in the Fund's income and yield, an adverse impact on the liquidity of a Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, a Fund's yield can be low, and a Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by a Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities. High levels of inflation and/or a significantly changing interest rate environment can lead to heightened levels of volatility and reduced liquidity.
Depositary Receipts Risk. American Depositary Receipts (“ADRs”) are typically trust receipts issued by a U.S. bank or trust company that evidence an indirect interest in underlying securities issued by a foreign entity. Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), and other types of depositary receipts are typically issued by non-U.S. banks or financial institutions to evidence an interest in underlying securities issued by either a U.S. or a non-U.S. entity. Investments in non-U.S. issuers through ADRs, GDRs, EDRs, and other types of depositary receipts generally involve risks applicable to other types of investments in non-U.S. issuers. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, a Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. There may be less publicly available information regarding the issuer of the securities underlying a depositary receipt than if those securities were traded directly in U.S. securities markets. Depositary receipts may or may not be sponsored by the issuers of the underlying securities, and information regarding issuers of securities underlying unsponsored depositary receipts may be more limited than for sponsored depositary receipts. The values of depositary receipts may decline for a number of reasons relating to the issuers or sponsors of the depositary receipts, including, but not limited to, insolvency of the issuer or sponsor. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based. To the extent a Fund invests in depositary receipts based on securities included in its Index, such differences in prices may increase index tracking risk.
Derivatives Risk. A derivative is a financial contract the value of which depends on, or is derived from, the value of an underlying asset, interest rate, or index. Derivative transactions typically involve leverage and may have significant volatility. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and a Fund may not be able to close out a derivative transaction at a favorable time or price. Risks associated with derivative instruments include potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty's credit quality; the potential for the derivative transaction not to have the effect the Adviser anticipated or a different or less favorable effect than the Adviser anticipated; the failure of the counterparty to the derivative transaction to perform its obligations under the transaction or to settle a trade; possible mispricing or improper valuation of the derivative instrument; imperfect correlation in the value of a derivative with the asset, rate, or index underlying the derivative; the risk that a Fund may be required to post collateral or margin with its counterparty, and will not be able to recover the collateral or margin in the event of the counterparty's insolvency or bankruptcy; the risk that a Fund will experience losses on its derivatives investments and on its other portfolio investments, even when the derivatives investments may be intended in part or entirely to hedge those portfolio investments; the risks specific to the asset underlying the derivative instrument; lack of liquidity for the derivative instrument, including, without limitation, absence of a secondary trading market; the potential for reduced returns to a Fund due to losses on the transaction and an increase in volatility; the potential for the derivative transaction to have the effect of accelerating the recognition of gain; and legal risks arising from the documentation relating to the derivative transaction.
Futures Contract Risk. The risk of loss relating to the use of futures contracts is potentially unlimited. The ability to establish and close out positions in futures contracts will be subject to the development and maintenance of a liquid market. There is no assurance that a liquid market on an exchange will exist for any particular futures contract or at any particular time. In the event no such market exists, it might not be possible to effect closing transactions, and a Fund will be unable to terminate the futures contract. In using futures contracts, a Fund will be reliant on the ability of the Adviser to predict market and price movements correctly; the skills needed to use such futures contracts successfully are different from those needed for traditional portfolio management. If a Fund uses futures contracts for hedging purposes, there is a risk of imperfect correlation between movements in the prices of the futures contracts and movements in the securities or index underlying the futures contracts or movements in the prices of the Fund's investments that are the subject of such hedge. The prices of futures contracts, for a number of reasons, may not correlate perfectly with movements in the securities or index underlying them. For example, participants in the futures markets are subject to margin deposit requirements. Such requirements may cause investors to take actions with respect to their futures positions that they would not otherwise take. The margin requirements in the futures markets may be less onerous than margin requirements in the securities markets in general, and as a result those markets may attract more speculators than the securities markets do. Increased participation by speculators in those markets may cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by the Adviser still may not result in a successful futures activity over a very short time period. The risk of a position in a futures contract may be very large compared to the relatively low level of margin a Fund is required to deposit. A Fund will typically be required to post margin with its futures commission merchant in connection with its transactions in futures contracts. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. A Fund will incur brokerage fees in connection with its futures transactions. In the event of an insolvency of the futures commission merchant or a clearing house, a Fund may not be able to recover all (or any) of the margin it has posted with the futures commission merchant, or to realize the value of any increase in the price of its positions, or it may experience a significant delay in doing so. The Commodity Futures Trading Commission (the “CFTC”), certain foreign regulators, and many futures exchanges have established limits referred to as “position limits” on the maximum net long or net short positions that any person and certain affiliated entities may hold or control in a particular futures and options contract. In addition, federal position limits apply to swaps that are economically equivalent to futures contracts on certain agricultural, metals and energy commodities. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of complying with position limits. It is possible that the positions of different clients managed by the Adviser may be aggregated for this purpose. Therefore, the trading decisions of the Adviser may have to be modified and positions held by a Fund liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of a Fund. A violation of position limits could also lead to regulatory action materially adverse to a Fund's investment strategy. In addition, exchanges may establish accountability levels applicable to a futures contract instead of position limits, provided that the futures contract is not subject to federal position limits. An exchange may order a person who holds or controls a position in excess of a position accountability level not to further increase its position, to comply with any prospective limit that exceeds the size of the position owned or controlled, or to reduce any open position that exceeds the position accountability level if the exchange determines that such action is necessary to maintain an orderly market. Position accountability levels could adversely affect a Fund's ability to establish and maintain positions in commodity futures contracts to which such levels apply, if the Fund were to trade in such contracts, and a Fund's ability to achieve its investment objective.
A Fund may also be affected by other regimes, including those of the European Union and United Kingdom, and trading venues that impose position limits on commodity derivative contracts. Futures contracts traded on markets outside the U.S. are not generally subject to the same level of regulation by the CFTC or other U.S. regulatory entities as contracts traded in the U.S., including without limitation as to the execution, delivery, and clearing of transactions. U.S. regulators neither regulate the activities of a foreign exchange, nor have the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country in question. Margin and other payments made by a Fund may not be afforded the same protections as are afforded those payments in the U.S., including in connection with the insolvency of an executing or clearing broker or a clearinghouse or exchange. Certain foreign futures contracts may be less liquid and more volatile than U.S. contracts.
Swaps Risk. A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index  or index component . Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty's defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. It may not be possible for a Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Dividend-Paying Securities Risk. Securities that pay dividends, as a group, can fall out of favor with the market, causing such companies to underperform companies that do not pay dividends. In addition, changes in the dividend policies of the companies held by a Fund or the capital resources available for such company's dividend payments may adversely affect the Fund.

Drone Companies Risk. Drone companies may have limited product lines, markets, financial resources or personnel and are subject to the risks of changes in business cycles, world economic growth, technological progress, and government regulation. Securities of drone companies, especially smaller, start-up companies, tend to be more volatile than securities of companies that do not rely heavily on technology. These companies may face intense competition and potentially rapid product obsolescence. In addition, drone companies may be dependent on the U.S. government and its agencies for a significant portion of their sales, and their success and growth may be dependent on their ability to win future government contracts. As a result, such companies may be negatively affected by budgetary constraints, spending reductions, congressional appropriations, and administrative allocations of funds that affect the U.S. government and its agencies. Drone companies may rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies, and may be adversely affected by loss or impairment of those rights. Legal and regulatory changes may have an impact on a drone company's products or services. In addition, drone companies may also be subject to increasing regulatory constraints that may limit the sale or use of a company's products, including the need to obtain regulatory approvals from certain government agencies. Drone companies typically engage in significant amounts of spending on research and development, and there is no guarantee that the products or services produced by these companies will be successful.
Emerging Markets Risk. Investments in emerging markets are generally subject to a greater risk of loss than investments in developed markets. This may be due to, among other things, the possibility of greater market volatility, lower trading volume and liquidity, greater risk of expropriation, nationalization, and social, political and economic instability, greater reliance on a few industries, international trade or revenue from particular commodities, less developed accounting, legal and regulatory systems, increased potential for market manipulation, higher levels of inflation, deflation or currency devaluation, greater risk of market shutdown, and more significant governmental limitations on investment policy as compared to those typically found in a developed market. There may be limited legal rights and remedies for investors in companies domiciled in emerging markets. In addition, issuers (including governments) in emerging market countries may have less financial stability than in other countries. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. Market disruptions or substantial market corrections may limit very significantly the liquidity of securities of certain companies in a particular country or geographic region, or of all companies in the country or region. A Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. There is also the potential for unfavorable action such as embargoes and acts of war. As a result, there will tend to be an increased risk of price volatility in investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Settlement and asset custody practices for transactions in emerging markets may differ from those in developed markets. Such differences may include possible delays in settlement and certain settlement practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses. For these and other reasons, investments in emerging markets are often considered speculative.
Energy Sector Risk. Issuers in energy-related industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels caused by geopolitical events, energy conservation or use of alternative fuel sources, the success of exploration projects, weather or meteorological events, taxes, increased governmental or environmental regulation, resource depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, or terrorist threats or attacks, among others. Markets for various energy-related commodities can have significant volatility, and are subject to control or manipulation by large producers or purchasers. Companies in the energy sector may need to make substantial expenditures, and to incur significant amounts of debt, in order to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. Factors adversely affecting producers, refiners, distributors, or others in the energy sector may affect adversely companies that service or supply those entities, either because demand for those services or products is curtailed, or those services or products come under price pressure.
Equity Investing Risk. The market prices of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demand for the issuer's goods or services. The values of equity securities also may decline due to general industry or market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Extension Risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower-than-expected principal payments. This may increase the period of time during which an investment earns a below-market interest rate, increase the security's duration and reduce the value of the security. Extension risk may be heightened during periods of adverse economic conditions generally, as payment rates decline due to higher unemployment levels and other factors.
Financial Institutions Risk. Some instruments are issued or guaranteed by financial institutions, such as banks and brokers, or are collateralized by securities issued or guaranteed by financial institutions. Changes in the creditworthiness of any of these institutions may adversely affect the values of instruments of issuers in financial industries. Financial institutions may be particularly sensitive to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. Adverse developments in banking and other financial industries may cause a Fund to underperform relative to other funds that invest more broadly across different industries or have a smaller exposure to financial institutions. Other adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, may reduce liquidity in the market generally or have other adverse effects on the economy or the Fund. In addition, the Fund may not be able to identify all potential solvency or stress concerns with respect to a financial institution or to transfer assets from one bank or financial institution to another in a timely manner in the event such bank or financial institution comes under stress or fails. Changes in governmental regulation and oversight of financial institutions may have an adverse effect on the financial condition or the earnings or operations of a financial institution and on the types and amounts of businesses in which a financial institution may engage. An investor may be delayed or prevented from exercising certain remedies against a financial institution. The amount of a Fund's assets that may be invested in any financial institution, or financial institutions generally, may be limited by applicable law.
Financial Sector Risk. Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk. The net asset value (“NAV”) of Fund Shares will generally fluctuate with changes in the market value of a Fund's securities holdings. The market prices of Fund Shares will generally fluctuate in accordance with changes in a Fund's NAV and supply and demand of Fund Shares on the Exchange. It cannot be predicted whether Fund Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Fund Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of an Index trading individually or in the aggregate at any point in time. The market prices of Fund Shares may deviate significantly from the NAV of Fund Shares during periods of market volatility. However, given that Fund Shares can be created and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), the Adviser believes that large discounts or premiums to the NAV of Fund Shares should not be sustained over long periods. While the creation/redemption feature is designed to make it likely that Fund Shares normally will trade close to a Fund's NAV, disruptions to creations and redemptions or market volatility may result in trading prices that differ significantly from such Fund's NAV. If an investor purchases Fund Shares at a time when the market price is at a premium to the NAV of Fund Shares or sells at a time when the market price is at a discount to the NAV of Fund Shares, then the investor may sustain losses.
Fossil Fuel Reserves Free Ownership Risk. The returns on a portfolio of securities that seeks to exclude companies that own fossil fuel reserves may trail the returns on a portfolio of securities that includes such companies. Investing in a portfolio of securities of companies that do not own fossil fuel reserves may affect a Fund's exposure to certain types of investments and may impact the Fund's relative investment performance depending on whether such investments are in or out of favor in the market.
Growth Stock Risk. The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, revenues, the economy, political developments, or other news. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. As a result, at times when it holds substantial investments in growth stocks, a Fund may underperform other investment funds that invest more broadly or that favor different investment styles. Because growth companies typically reinvest their earnings, growth stocks typically do not pay dividends at levels associated with other types of stocks, if at all.
Health Care Equipment Companies Risk: Health care equipment companies are affected by rising costs of medical products, devices and services and the increased emphasis on the delivery of health care through outpatient services. Competition is high among health care equipment companies and can be significantly affected by extensive government regulation or government reimbursement for medical expenses. The equipment may be subject to extensive litigation based on malpractice claims, product liability claims or other litigation. Medical equipment manufacturers are heavily dependent on patent protection and the expiration of patents may adversely affect their profitability. Many new health care products are subject to the approval of the U.S. Food and Drug Administration (“FDA”). The process of obtaining FDA approval is often long and expensive.
Health Care Sector Risk. Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of health care through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of these companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.
Health Care Services Companies Risk. Health care services companies are affected by rising costs of medical products, devices and services and the increased emphasis on the delivery of health care through outpatient services. Competition is high among health care services companies and can be significantly affected by extensive government regulation or government reimbursement for medical expenses. The equipment may be subject to extensive litigation based on malpractice claims, product liability claims or other litigation. Medical equipment manufacturers are heavily dependent on patent protection and the expiration of patents may adversely affect their profitability. Many new health care products are subject to the approval of the U.S. Food and Drug Administration (“FDA”). The process of obtaining FDA approval is often long and expensive.
Homebuilding Companies Risk. Homebuilding companies can be significantly affected by the national, regional and local real estate markets. Homebuilding companies are also sensitive to interest rate fluctuations which can cause changes in the availability of mortgage capital and directly affect the purchasing power of potential homebuyers. Homebuilding companies can be significantly affected by changes in government spending, consumer confidence, demographic patterns and the level of new and existing home sales.

Indexing Strategy/Index Tracking Risk. Each Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities. Each Fund will seek to provide investment results that correspond generally to the performance of the Index, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. Each Fund generally will buy and will not sell a security included in the Index as long as the security is part of the Index regardless of any sudden or material decline in value or foreseeable material decline in value of the security, even though the Adviser may make a different investment decision for other actively managed accounts or portfolios that hold the security. As a result, a Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index (in absolute terms and by comparison with other indices) and, consequently, the performance, volatility, and risk of a Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on a Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, an Index may include, and the corresponding Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), a Fund's return may not match the return of the Index for a number of reasons. For example, the return on the sample of securities purchased by a Fund (or the return on securities not included in the Index) may not correlate precisely with the return of the Index. Each Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, a Fund may not be fully invested at times, either as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between a Fund's return and that of the Index. Changes in the composition of the Index and regulatory requirements also may impact a Fund's ability to match the return of the Index. The Adviser may apply one or more “screens” or investment techniques to refine or limit the number or types of issuers included in the Index in which a Fund may invest. Application of such screens or techniques may result in investment performance below that of the Index and may not produce results expected by the Adviser. Index tracking risk may be heightened during times of increased market volatility or other unusual market conditions.
Pursuant to each Index methodology, a security may be removed from the applicable Index in the event that it does not comply with the eligibility requirements of the Index. As a result, a Fund may be forced to sell securities at inopportune times and/or unfavorable prices due to these changes in the Index components. When there are changes made to the component securities of an Index and the corresponding Fund in turn makes similar changes to its portfolio to attempt to increase the correlation between the Fund's portfolio and the applicable Index, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. Unscheduled changes to an Index may expose the corresponding Fund to additional tracking error risk. A Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the applicable Index. A Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences.
Industrial Sector Risk. Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products and services in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, another component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.

Infrastructure-Related Companies Risk. Infrastructure-related companies include companies that primarily own, manage, develop and/or operate infrastructure assets, including transportation, utility, energy and/or telecommunications assets. Infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, insurance costs, costs associated with environmental and other regulations, the effects of an economic slowdown, surplus capacity or technological obsolescence, industry competition, labor relations, rate caps or rate changes, uncertainties concerning availability of fuel at reasonable prices, the effects of energy conservation policies, natural disasters, terrorist attacks and other factors. Certain infrastructure-related entities, particularly telecommunications and utilities companies, are subject to extensive regulation by various governmental authorities. The costs of complying with governmental regulations, delays or failures to receive required regulatory approvals or the enactment of new adverse regulatory requirements may adversely affect infrastructure-related companies. Infrastructure-related companies may also be affected by service interruption and/or legal challenges due to environmental, operational or other conditions or events, and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. There is also the risk that corruption may negatively affect publicly-funded infrastructure projects, especially in non-U.S. markets, resulting in work stoppage, delays and cost overruns. Other risks associated with infrastructure-related companies include uncertainties resulting from such companies' diversification into new domestic and international businesses, as well as agreements by any such companies linking future rate increases to inflation or other factors not directly related to the actual operating profits of the enterprise.
Insurance Companies Risk. Insurance companies' profits are affected by many factors, including interest rate movements, the imposition of premium rate caps, competition and pressure to compete globally. Certain types of insurance companies may also be affected by weather catastrophes and other disasters and mortality rates. In addition, although insurance companies are currently subject to extensive regulation, such companies may be adversely affected by increased governmental regulations or tax law changes in the future.
Internet Segment Risk. Internet companies are subject to rapid changes in technology, worldwide competition, rapid obsolescence of products and services, loss of patent protections, cyclical market patterns, evolving industry standards and frequent new product introductions. Competitive pressures, such as technological developments, fixed-rate pricing and the ability to attract and retain skilled employees, can significantly affect internet companies, and changing domestic and international demand, research and development costs, availability and price components and product obsolescence also can affect their profitability.
Large-Capitalization Securities Risk. Securities issued by large-capitalization companies may present risks not present in smaller companies. For example, larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies, especially during strong economic periods. Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies.
Leveraging Risk. Borrowing transactions, reverse repurchase agreements, certain derivatives transactions, securities lending transactions and other investment transactions such as when-issued, delayed-delivery, or forward commitment transactions may create investment leverage. If a Fund engages in transactions that have a leveraging effect on the Fund's investment portfolio, the value of the Fund will be potentially more volatile and all other risks will tend to be compounded. This is because leverage generally creates investment risk with respect to a larger base of assets than a Fund would otherwise have and so magnifies the effect of any increase or decrease in the value of the Fund's underlying assets. The use of leverage is considered to be a speculative investment practice and may result in losses to a Fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The use of leverage may cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy repayment, interest payment, or margin obligations or to meet asset coverage requirements.
Limited Track Record Risk. Certain Funds have a limited track record and there is no assurance that a Fund will grow quickly. When a Fund's size is small, the Fund may experience low trading volume, which could lead to wider bid/ask spreads. In addition, a Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange. Any resulting liquidation of a Fund could cause elevated transaction costs for the Fund and negative tax consequences for its shareholders.

Liquidity Risk. Liquidity risk is the risk that a Fund may not be able to dispose of investments readily at a favorable time or prices (or at all) or at prices approximating those at which a Fund currently values them. For example, certain investments may be subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. It may be difficult for a Fund to value illiquid investments accurately. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. If the liquidity of a Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the NAV of Fund Shares, and could result in the Fund Shares being less liquid. Disposal of illiquid investments may entail registration expenses and other transaction costs that are higher than those for liquid investments. A Fund may seek to borrow money to meet its obligations (including among other things redemption obligations) if it is unable to dispose of illiquid investments, resulting in borrowing expenses and possible leveraging of the Fund.
Low Volatility Risk. Although subject to the risks of common stocks, low volatility stocks are seen as having a lower risk profile than the overall markets. However, a portfolio comprised of low volatility stocks may not produce investment exposure that has lower variability to changes in such stocks' price levels. Low volatility stocks are likely to underperform the broader market during periods of rapidly rising stock prices.
Market Risk. Market prices of investments held by a Fund will go up or down, sometimes rapidly or unpredictably. A Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile, and prices of investments can change substantially due to various factors, including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in actual or perceived creditworthiness of issuers and general market liquidity. Even if general economic conditions do not change, the value of an investment in a Fund could decline if the particular industries, sectors or companies in which the Fund invests do not perform well or are adversely affected by events. Further, legal, political, regulatory and tax changes also may cause fluctuations in markets and securities prices. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, public health issues, or other events could have a significant impact on a Fund and its investments. Due to the interconnectedness of economies and financial markets throughout the world, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund's investments may be negatively affected. A widespread outbreak of an infectious illness, such as COVID-19, and efforts to contain its spread, may result in market volatility, inflation, reduced liquidity of certain instruments, disruption in the trading of certain instruments, and systemic economic weakness. The foregoing could impact a Fund and its investments and result in disruptions to the services provided to a Fund by its service providers.
Materials Sector Risk. Many materials companies are significantly affected by the level and volatility of commodity prices, exchange rates, import controls, worldwide competition, environmental policies and consumer demand. At times, worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, technical progress, labor relations, and government regulations.
Metals and Mining Companies Risk. Metals and mining companies can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, and tax and other government regulations. Investments in metals and mining companies may be speculative and may be subject to greater price volatility than investments in other types of companies. Risks of metals and mining investments include: changes in international monetary policies or economic and political conditions that can affect the supply of precious metals and consequently the value of metals and mining company investments; the United States or foreign governments may pass laws or regulations limiting metals investments for strategic or other policy reasons; and increased environmental or labor costs may depress the value of metals and mining investments.

Mid-Capitalization Securities Risk. The securities of mid-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of mid-sized companies may trade less frequently and in smaller volumes than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in these securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of mid-sized issuers may be illiquid or may be restricted as to resale. Returns on investments in securities of mid-capitalization companies could trail the returns on investments in securities of larger or smaller companies.
Momentum Investing Risk. The Fund employs a “momentum” style of investing that emphasizes investing in securities that have had higher recent price performance compared to other securities. This style of investing is subject to the risk that these securities may be more volatile than a broad cross-section of securities or that the returns on securities that have previously exhibited price momentum are less than returns on other styles of investing or the overall stock market. Momentum can turn quickly and cause significant variation from other types of investments.
New Economies Companies Risk. The companies included in the Index are engaged in emerging industries and new technologies that may be unproven. Such industries and technologies may be adversely affected by technological advances, competition, rapid product or service obsolescence, and new and evolving regulations. Companies included in the Index may rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies, and may be adversely affected by loss or impairment of those rights. In addition, companies in the Index may have limited product lines, markets, financial resources or personnel. The Index may include stocks of smaller, less-seasoned companies that may be more volatile than the overall market.
Non-Diversification Risk. Funds classified as “non-diversified” may hold a smaller number of portfolio securities than many other funds. Certain diversified Funds may become non-diversified for periods of time solely as a result of tracking its Index (e.g., changes in weightings of one or more component securities). To the extent a Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds.
Non-U.S. Securities Risk. Investments in securities of non-U.S. issuers (including depositary receipts) entail risks not typically associated with investing in securities of U.S. issuers. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by entities with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. securities are typically denominated and traded in currencies other than the U.S. dollar, the value of a Fund's assets, to the extent they are non-U.S. dollar denominated, may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. To the extent underlying securities held by the Fund trade on foreign exchanges that are closed when the exchange on which the Fund's shares trade is open, there may be deviations between the current price of an underlying security and the last quoted price for the underlying security on the closed foreign market. These deviations could result in the Fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the United States. The securities of some non-U.S. entities are less liquid and at times more volatile than securities of comparable U.S. entities, and could become subject to sanctions or embargoes that adversely affect a Fund's investment. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the U.S. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, and diplomatic developments that could adversely affect the values of a Fund's investments  in issuers  in certain non-U.S. countries. Investments in securities of non-U.S. issuers also are subject to foreign political and economic risk not associated with U.S. investments, meaning that political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a country where a Fund invests could cause the Fund's investments to experience gains or losses. In addition, the threat of or actual imposition of tariffs may adversely impact the price of non-U.S. securities.
Oil and Gas Companies Risk. Oil and gas companies develop and produce crude oil and natural gas and provide drilling and other energy resources production and distribution related services. Stock prices for these types of companies are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events and economic conditions will likewise affect the performance of these companies. Correspondingly, securities of companies in the energy field are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for the companies' products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact the Fund's performance. Oil and gas equipment and services can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions. These companies may be at risk for environmental damage claims.
Pharmaceuticals Companies Risk. Pharmaceutical companies are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of the companies. Pharmaceutical companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to approval of the U.S. Food and Drug Administration (“FDA”). The process of obtaining FDA approval can be long and costly and approved products are susceptible to obsolescence. Pharmaceutical companies are also subject to heavy competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting.
Portfolio Turnover Risk. A Fund may engage in frequent trading of its portfolio securities. Fund turnover generally involves a number of direct and indirect costs and expenses to a Fund, including, for example, brokerage commissions, dealer mark-ups and bid/asked spreads, and transaction costs on the sale of securities and reinvestment in other securities. The costs related to increased portfolio turnover have the effect of reducing a Fund's investment return, and the sale of securities by the Fund may result in the realization of taxable capital gains, including short-term capital gains. A Fund may engage in significant trading of its portfolio securities in connection with Index rebalancing. Frequent or significant trading may cause a Fund to incur additional transaction costs and experience different tax consequences in comparison to an ETF that does not engage in frequent or significant trading.
Preferred Securities Risk. Generally, preferred security holders have no or limited voting rights with respect to the issuing company. In addition, preferred securities are generally senior to common stock, but may be subordinated to bonds and other debt instruments in a company's capital structure and therefore may be subject to greater credit risk than those debt instruments. In the event an issuer of preferred securities experiences economic difficulties, the issuer's preferred securities may lose substantial value due to the increased likelihood of deferred interest or dividend payments and the fact that the preferred security may be subordinated to other securities of the same issuer. Further, because many preferred securities pay interest or dividends at a fixed rate, their market price can be sensitive to changes in interest rates in a manner similar to bonds - that is, as interest rates rise, the value of the preferred securities held by a Fund are likely to decline. Therefore, to the extent that a Fund invests a substantial portion of its assets in fixed rate preferred securities, rising interest rates may cause the value of the Fund's investments to decline significantly. In addition, to the extent preferred securities allow holders to convert the preferred securities into common stock of the issuer, their market price can be sensitive to changes in the value of the issuer's common stock and, therefore, declining common stock values may also cause the value of a Fund's investments to decline. Preferred securities often have call features which allow the issuer to redeem the security at its discretion. The redemption of a preferred security having a higher than average yield may cause a decrease in a Fund's yield.
Quality Investing Risk. A “quality” style of investing emphasizes companies with high returns on equity, stable earnings per share growth, and low financial leverage. This style of investing is subject to the risk that the past performance of these companies does not continue or that the returns on “quality” equity securities are less than returns on other styles of investing or the overall stock market.
Real Estate Sector Risk. There are special risks associated with investment in securities of companies engaged in real property markets, including without limitation real estate investment trusts (“REITs”) and real estate operating companies. An investment in a real property company may be subject to risks similar to those associated with direct ownership of real estate, including, by way of example, the possibility of declines in the value of real estate, losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, environmental liability, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a real property company is subject to additional risks, such as poor performance by the manager of the real property company, adverse changes in tax laws, difficulties in valuing and disposing of real estate, and the effect of general declines in stock prices. Some real property companies have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a real property company may contain provisions that make changes in control of the company difficult and time-consuming. As a shareholder in a real property company, a Fund, and indirectly a Fund's shareholders, would bear their ratable shares of the real property company's expenses and would at the same time continue to pay their own fees and expenses.
REIT Risk. REITs are subject to the risks associated with investing in the real estate sector in general. In particular, a REIT may be affected by changes in the values of the properties that the REIT owns or operates or that underlie the mortgages or similar real estate interests in which the REIT invests. In addition, REITs may be affected by changes to interest rates or property taxes. Further, REITs are dependent upon specialized management skills, and their investments may be concentrated in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency and, as a result, are particularly reliant on the proper functioning of capital markets. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. Investments in REITs are also subject to the risks affecting equity markets generally. In addition, a REIT could fail to qualify for favorable tax or regulatory treatment, which could have adverse consequences for a Fund. Smaller capitalization REITs may be more volatile and may involve more risk than larger capitalization REITs. Equity REITs earn income from leasing properties and realize gains and losses from the sale of properties. Equity REITs may be affected by conditions in the real estate rental market and by changes in the value of the properties they own. A decline in rental income may occur because of extended vacancies, limitations on rents, failure to collect rents or increased competition from other rental properties. In addition, rising interest rates may increase the costs of obtaining financing for real estate projects, which may cause the value of an equity REIT to decline. Mortgage REITs receive principal and interest payments from the owners of mortgage properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers, which refers to the possibility that the borrower will be unable and/or unwilling to make timely interest payments and/or repay the principal on the loan to the mortgage REIT when due. If a mortgage REIT is required to foreclose on a borrower, the amount recovered in connection with the foreclosure may be less than the amount owed to the mortgage REIT. In addition, if a borrower refinances or prepays a mortgage, a mortgage REIT's yield may decline.
Retail Companies Risk. Retail companies can be significantly affected by the performance of the domestic and international economy, consumer confidence and spending, intense competition, changes in demographics, and changing consumer tastes and preferences.
Semiconductor Companies Risk. A Fund is subject to the risk that market or economic factors impacting semiconductor companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund's investments. The value of stocks of semiconductor companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Semiconductor companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Additionally, semiconductor companies may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Settlement Risk. Markets in different countries have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of transactions. Delays in settlement may increase credit risk to a Fund, limit the ability of a Fund to reinvest the proceeds of a sale of securities, hinder the ability of a Fund to lend its portfolio securities, and potentially subject a Fund to penalties for its failure to deliver to on-purchasers of securities whose delivery to a Fund was delayed. Delays in the settlement of securities purchased by a Fund may limit the ability of a Fund to sell those securities at times and prices it considers desirable, and may subject a Fund to losses and costs due to its own inability to settle with subsequent purchasers of the securities from it. A Fund may be required to borrow monies it had otherwise expected to receive in connection with the settlement of securities sold by it, in order to meet its obligations to others. Limits on the ability of a Fund to purchase or sell securities due to settlement delays could increase any variance between a Fund's performance and that of its benchmark index.
Small-Capitalization Securities Risk. The securities of small-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of smaller companies may trade less frequently and in smaller volumes than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in these securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of smaller issuers may be illiquid or may be restricted as to resale. A Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet a Fund's obligations. Returns on investments in securities of small-capitalization companies could trail the returns on investments in securities of larger companies.
Technology Sector Risk. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of a Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Technology companies may have limited product lines, markets, financial resources or personnel. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Electronic Media Companies Risk: Electronic media companies create, own, and distribute various forms of technology-based visual, audio, and interactive content, as well as information databases that they sell or lease to others. Electronic media companies can be adversely affected by, among other things, changes in government regulation, intense competition, dependency on patent protection, and rapid obsolescence of products and services due to product compatibility or changing consumer preferences.
Telecommunications Sector Risk. The telecommunications industry is subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals or the enactment of new adverse regulatory requirements may adversely affect the business of the telecommunications companies. The telecommunications industry can also be significantly affected by intense competition, including competition with alternative technologies such as wireless communications, product compatibility, consumer preferences, rapid product obsolescence and research and development of new products. Technological innovations may make the products and services of telecommunications companies obsolete. Other risks include uncertainties resulting from such companies' diversification into new domestic and international businesses, as well as agreements by any such companies linking future rate increases to inflation or other factors not directly related to the actual operating profits of the enterprise.
Transportation Companies Risk. Transportation companies can be significantly affected by changes in the economy, fuel prices, labor relations, technology developments, exchange rates, insurance costs, industry competition and government regulation.
Unconstrained Sector Risk. A Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. When a Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not focused its assets in that industry, market, or economic sector, which may increase the volatility of the Fund.

Utilities Sector Risk. Utility companies are affected by supply and demand, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. Although rate changes of a utility usually fluctuate in approximate correlation with financing costs, due to political and regulatory factors, rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a regulated utility company's earnings and dividends in times of decreasing costs, but conversely, will tend to adversely affect earnings and dividends when costs are rising. The value of regulated utility debt securities (and, to a lesser extent, equity securities) may tend to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company's equipment unusable or obsolete and negatively impact profitability.
Among the risks that may affect utility companies are the following: risks of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations; and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.
Valuation Risk. Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. Technological issues or other service disruption issues involving third-party service providers may cause a Fund to value its investments incorrectly. In addition, there is no assurance that a Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that a Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by a Fund at that time.
Value Stock Risk. Value stocks present the risk that they may decline in price or never reach their expected full market value because the market fails to recognize the stock's intrinsic worth. Value stocks may underperform growth stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. As a result, at times when it holds substantial investments in value stocks a Fund may underperform other investment portfolios that invest more broadly or that favor different investment styles.
Non-Principal Risks
Each risk discussed below is a non-principal risk of a Fund to the extent it is not identified as a principal risk for such Fund in the preceding “ADDITIONAL RISK INFORMATION - PRINCIPAL RISKS” section.
Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. A Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”), which are responsible for the creation and redemption activity for a Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Transaction Risk. To the extent a Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, a Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
Concentration Risk. A Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Fund's underlying Index concentrates in a particular industry or group of industries. When a Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not focused its assets in that industry, market, or economic sector, which may increase the volatility of the Fund.
Conflicts of Interest Risk. An investment in a Fund will be subject to a number of actual or potential conflicts of interest. For example, the Adviser or its affiliates may provide services to a Fund, such as securities lending agency services, custodial, administrative, bookkeeping, and accounting services, transfer agency and shareholder servicing, securities brokerage services, and other services for which the Fund would compensate the Adviser and/or such affiliates. The Funds may invest in other pooled investment vehicles sponsored, managed, or otherwise affiliated with the Adviser. There is no assurance that the rates at which a Fund pays fees or expenses to the Adviser or its affiliates, or the terms on which it enters into transactions with the Adviser or its affiliates will be the most favorable available in the market generally or as favorable as the rates the Adviser or its affiliates make available to other clients. Because of its financial interest, the Adviser will have an incentive to enter into transactions or arrangements on behalf of a Fund with itself or its affiliates in circumstances where it might not have done so in the absence of that interest, provided that the Adviser will comply with applicable regulatory requirements.
The Adviser and its affiliates serve as investment adviser to other clients and may make investment decisions that may be different from those that will be made by the Adviser on behalf of the Funds. For example, the Adviser may provide asset allocation advice to some clients that may include a recommendation to invest in or redeem from particular issuers while not providing that same recommendation to all clients invested in the same or similar issuers. The Adviser may (subject to applicable law) be simultaneously seeking to purchase (or sell) investments for a Fund and to sell (or purchase) the same investment for accounts, funds, or structured products for which it serves as asset manager, or for other clients or affiliates. The Adviser and its affiliates may invest for clients in various securities that are senior, pari passu or junior to, or have interests different from or adverse to, the securities that are owned by a Fund. The Adviser or its affiliates, in connection with its other business activities, may acquire material nonpublic confidential information that may restrict the Adviser from purchasing securities or selling securities for itself or its clients (including the Funds) or otherwise using such information for the benefit of its clients or itself.
The foregoing does not purport to be a comprehensive list or complete explanation of all potential conflicts of interests which may affect a Fund. A Fund may encounter circumstances, or enter into transactions, in which conflicts of interest that are not listed or discussed above may arise.
Costs of Buying and Selling Shares. Investors buying or selling Fund Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Fund Shares (the “bid” price) and the price at which an investor is willing to sell Fund Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Fund Shares based on trading volume and market liquidity, and is generally lower if Fund Shares have more trading volume and market liquidity and higher if Fund Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Fund Shares, including bid/ask spreads, frequent trading of Fund Shares may significantly reduce investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.
Cybersecurity Risk. With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, funds (such as the Funds) and their service providers (including the Adviser) may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. Furthermore, geopolitical tensions may have increased the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, the Adviser a custodian, the transfer agent, or other affiliated or third-party service provider may adversely affect a Fund or its shareholders. For instance, cyber-attacks or technical malfunctions may interfere with the processing of shareholder or other transactions, affect a Fund's ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject a Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks or technical malfunctions may render records of Fund assets and transactions, shareholder ownership of Fund Shares, and other data integral to the functioning of a Fund inaccessible or inaccurate or incomplete. A Fund may also incur substantial costs for cybersecurity risk management in order to prevent cyber incidents in the future. A Fund and its shareholders could be negatively impacted as a result. While the Adviser has established business continuity plans and systems designed to minimize the risk of cyber-attacks through the use of technology, processes and controls, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, given the evolving nature of this threat. The use of artificial intelligence and machine learning could exacerbate these risks or result in cyber security incidents that implicate personal data. Each Fund relies on third-party service providers for many of its day-to-day operations, and will be subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Fund from cyber-attack. The Adviser does not control the cybersecurity plans and systems put in place by third-party service providers, and such third-party service providers may have limited indemnification obligations to the Adviser or the Funds. Similar types of cybersecurity risks or technical malfunctions also are present for issuers of securities in which each Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund's investment in such securities to lose value.
Index Construction Risk. A security included in an Index may not exhibit the characteristic or provide the specific exposure for which it was selected and consequently a Fund's holdings may not exhibit returns consistent with that characteristic or exposure.
Index Licensing Risk. It is possible that the license under which the Adviser or a Fund is permitted to replicate or otherwise use an Index will be terminated or may be disputed, impaired or cease to remain in effect. In such a case, the Adviser may be required to replace the relevant Index with another index which it considers to be appropriate in light of the investment strategy of a Fund. The use of any such substitute index may have an adverse impact on a Fund's performance. In the event that the Adviser is unable to identify a suitable replacement for the relevant Index, it may determine to terminate a Fund.
Money Market Fund Investment Risk. An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency. Certain money market funds seek to preserve the value of their shares at $1.00 per share, although there can be no assurance that they will do so, and it is possible to lose money by investing in such a money market fund. A major or unexpected change in interest rates or a decline in the credit quality of an issuer or entity providing credit support, an inactive trading market for money market instruments, or adverse market, economic, industry, political, regulatory, geopolitical, and other conditions could cause the share price of such a money market fund to fall below $1.00. It is possible that such a money market fund will issue and redeem shares at $1.00 per share at times when the fair value of the money market fund's portfolio per share is more or less than $1.00. None of State Street Corporation, State Street, SSGA FM or their affiliates (collectively, the “State Street Entities”) guarantee the value of an investment in a money market fund at $1.00 per share. Investors should have no expectation of capital support to a money market fund from the State Street Entities. Other money market funds price and transact at a “floating” NAV that will fluctuate along with changes in the market-based value of fund assets. Shares sold utilizing a floating NAV may be worth more or less than their original purchase price. Recent changes in the regulation of money market funds may affect the operations and structures of money market funds. A money market fund may be permitted or required to impose redemption fees during times of market stress.
Portfolio Turnover Risk. A Fund may engage in frequent trading of its portfolio securities. Fund turnover generally involves a number of direct and indirect costs and expenses to a Fund, including, for example, brokerage commissions, dealer mark-ups and bid/asked spreads, and transaction costs on the sale of securities and reinvestment in other securities. The costs related to increased portfolio turnover have the effect of reducing a Fund's investment return, and the sale of securities by the Fund may result in the realization of taxable capital gains, including short-term capital gains. A Fund may engage in significant trading of its portfolio securities in connection with Index rebalancing. Frequent or significant trading may cause a Fund to incur additional transaction costs and experience different tax consequences in comparison to an ETF that does not engage in frequent or significant trading.
Regulatory Risk. Governmental and regulatory actions may have unexpected or adverse consequences on particular markets, strategies, or investments, which may adversely impact a Fund and impair how it is managed. Policy and legislative changes in the United States and in other countries may affect aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Securities Lending Risk. Each Fund may lend portfolio securities in an amount not to exceed 40% of the value of its net assets. For these purposes, net assets shall exclude the value of all assets received as collateral for the loan. Such loans may be terminated at any time. Any such loans must be continuously secured by collateral maintained on a current basis in an amount at least equal to the market value of the securities loaned by a Fund, marked to market each trading day. A Fund will receive the amount of all dividends, interest and other distributions on the loaned securities; however, the borrower has the right to vote the loaned securities. A Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. Should the borrower of the securities fail financially, a Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the securities lending agent to be of good financial standing. In a loan transaction, a Fund will also bear the risk of any decline in value of securities provided as collateral or acquired with cash collateral. Each Fund will attempt to minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity either directly on behalf of the lending Fund or through one or more joint accounts or funds, which may include those managed by the Adviser. To the extent the collateral provided or investments made with cash collateral differ from securities included in an Index, such collateral or investments may have a greater risk of loss than the securities included in the Index. In addition, a Fund will be subject to the risk that any income generated by lending its securities or reinvesting cash collateral is lower than any fees the Fund has agreed to pay a borrower. The Adviser will take into account the tax impact to shareholders of substitute payments for dividends when overseeing a Fund's securities lending activity.
Trading Issues. Although Fund Shares are listed for trading on the Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for such Fund Shares will develop or be maintained. Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund Shares inadvisable. In addition, trading in Fund Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Similar to the shares of operating companies listed on a stock exchange, Fund Shares may be sold short and are therefore subject to the risk of increased volatility in the trading price of a Fund's shares. While each Fund expects that the ability of Authorized Participants to create and redeem Fund Shares at NAV should be effective in reducing any such volatility, there is no guarantee that it will eliminate the volatility associated with such short sales. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged or that Fund Shares will trade with any volume, or at all, on any stock exchange. Fund Shares may be available for trading on an exchange during extended trading sessions, including before or after regular market trading (typically, 9:30 a.m. to 4:00 p.m. Eastern time). Buying and selling Fund Shares during extended trading sessions may involve heightened risks, including potentially lower liquidity, higher price volatility, wider bid-ask spreads, and prices that may not reflect the prices at which Fund Shares trade during regular market hours. The ability to trade Fund Shares on an exchange during extended trading sessions can be halted at any time. There can be no guarantee that Fund Shares will be available for trading on an exchange during any extended trading session.

Management
Investment Adviser
SSGA FM serves as the investment adviser to each Fund pursuant to an investment advisory agreement (“Investment Advisory Agreement”) between the Trust and the Adviser, and, subject to the oversight of the Board, is responsible for the investment management of each Fund. The Adviser provides an investment management program for each Fund and manages the investment of each Fund's assets. In addition, the Adviser provides administrative, compliance and general management services to each Fund. The Adviser is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation. The Adviser is registered with the SEC under the Investment Advisers Act of 1940, as amended. The Adviser and certain other affiliates of State Street Corporation make up State Street Investment Management, the investment management arm of State Street Corporation. As of June 30, 2026, the Adviser managed approximately $1.53 trillion in assets and State Street Investment Management managed approximately $6.28 trillion in assets. The Adviser's principal business address is One Congress Street, Boston, Massachusetts 02114.
For the services provided to each Fund under the Investment Advisory Agreement, for the fiscal year ended June 30, 2026, each Fund paid the Adviser the annual fees based on a percentage of each Fund's average daily net assets as set forth below:
State Street SPDR Dow Jones REIT ETF	0.25%
State Street SPDR FactSet Innovative Technology ETF	0.45%
State Street SPDR Global Dow ETF	0.50%
State Street SPDR ICE Preferred Securities ETF	0.45%
State Street SPDR MSCI USA Gender Diversity ETF	0.20%
State Street SPDR MSCI USA StrategicFactors ETF	0.15%
State Street SPDR NYSE Technology ETF	0.35%
State Street SPDR Portfolio Nasdaq 100 ETF	0.10%
State Street SPDR Portfolio S&P 1500 Composite Stock Market ETF	0.03%
State Street SPDR Portfolio S&P 400 Mid Cap ETF	0.03%
State Street SPDR Portfolio S&P 500 Growth ETF	0.04%
State Street SPDR Portfolio S&P 500 High Dividend ETF	0.07%
State Street SPDR Portfolio S&P 500 Value ETF	0.04%
State Street SPDR Portfolio S&P 600 Small Cap ETF	0.03%
State Street SPDR Portfolio S&P Sector Neutral Dividend ETF	0.05%
State Street SPDR Russell 1000 Low Volatility Focus ETF	0.20%
State Street SPDR Russell 1000 Momentum Focus ETF	0.20%
State Street SPDR Russell 1000 Yield Focus ETF	0.20%
State Street SPDR S&P 1500 Momentum Tilt ETF	0.12%
State Street SPDR S&P 1500 Value Tilt ETF	0.12%
State Street SPDR S&P 400 Mid Cap Growth ETF	0.15%
State Street SPDR S&P 400 Mid Cap Value ETF	0.15%
State Street SPDR S&P 500 Fossil Fuel Reserves Free ETF	0.20%
State Street SPDR S&P 500 Scored and Screened ETF	0.10%
State Street SPDR S&P 600 Small Cap Growth ETF	0.15%
State Street SPDR S&P 600 Small Cap Value ETF	0.15%
State Street SPDR S&P Aerospace & Defense ETF	0.35%
State Street SPDR S&P Bank ETF	0.35%
State Street SPDR S&P Biotech ETF	0.35%
State Street SPDR S&P Capital Markets ETF	0.35%
State Street SPDR S&P Dividend ETF	0.35%
State Street SPDR S&P Health Care Equipment ETF	0.35%
State Street SPDR S&P Health Care Services ETF	0.35%
State Street SPDR S&P Homebuilders ETF	0.35%
State Street SPDR S&P Insurance ETF	0.35%
State Street SPDR S&P Kensho Final Frontiers ETF	0.45%
State Street SPDR S&P Kensho Future Security ETF	0.45%
State Street SPDR S&P Kensho Grid Innovation ETF	0.45%
State Street SPDR S&P Kensho Intelligent Structures ETF	0.45%

State Street SPDR S&P Kensho New Economies Composite ETF	0.20%
State Street SPDR S&P Kensho Smart Mobility ETF	0.45%
State Street SPDR S&P Metals & Mining ETF	0.35%
State Street SPDR S&P Oil & Gas Equipment & Services ETF	0.35%
State Street SPDR S&P Oil & Gas Exploration & Production ETF	0.35%
State Street SPDR S&P Pharmaceuticals ETF	0.35%
State Street SPDR S&P Regional Banking ETF	0.35%
State Street SPDR S&P Retail ETF	0.35%
State Street SPDR S&P Semiconductor ETF	0.35%
State Street SPDR S&P Software & Services ETF	0.35%
State Street SPDR S&P Telecom ETF	0.35%
State Street SPDR S&P Transportation ETF	0.35%
State Street SPDR US Large Cap Low Volatility Index ETF	0.12%
State Street SPDR US Small Cap Low Volatility Index ETF	0.12%
From time to time, the Adviser may waive all or a portion of its management fee. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse expenses in an amount equal to any acquired fund fees and expenses (excluding holdings in acquired funds for cash management purposes, if any) for each Fund until October 31, 2027. This waiver and/or reimbursement does not provide for the recoupment by the Adviser of any amounts waived or reimbursed. This waiver and/or reimbursement may not be terminated prior to October 31, 2027 except with the approval of the Board. The Adviser pays all expenses of each Fund other than the management fee, brokerage expenses, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), litigation expenses, acquired fund fees and expenses and other extraordinary expenses.
A discussion regarding the Board's consideration of the Investment Advisory Agreement is provided in the Funds' Form N-CSR filing with the SEC for the period ended June 30, 2026.
SSGA FM, as the investment adviser for the Funds, may hire one or more sub-advisers to oversee the day-to-day investment activities of the Funds. The sub-advisers are subject to oversight by the Adviser. The Adviser and the Trust have received an exemptive order from the SEC that permits the Adviser, with the approval of the Board, including a majority of the Independent Trustees, of the Trust, to retain and amend existing sub-advisory agreements with unaffiliated investment sub-advisers for a Fund without submitting the sub-advisory agreement to a vote of the Fund's shareholders. The Trust will notify shareholders in the event of any change in the identity of such sub-adviser or sub-advisers. The Adviser has ultimate responsibility for the investment performance of the Funds due to its responsibility to oversee each sub-adviser and recommend their hiring, termination and replacement. The Adviser is not required to disclose fees paid to any unaffiliated sub-adviser retained pursuant to the order. Except with respect to the State Street SPDR FactSet Innovative Technology ETF, State Street SPDR MSCI USA StrategicFactors ETF, State Street SPDR Portfolio S&P 500 High Dividend ETF, State Street SPDR Portfolio S&P 600 Small Cap ETF, State Street SPDR Portfolio S&P Sector Neutral Dividend ETF, State Street SPDR Russell 1000 Low Volatility Focus ETF, State Street SPDR Russell 1000 Momentum Focus ETF, State Street SPDR Russell 1000 Yield Focus ETF, State Street SPDR S&P 1500 Momentum Tilt ETF, State Street SPDR S&P 1500 Value Tilt ETF, State Street SPDR S&P 500 Fossil Fuel Reserves Free ETF, State Street SPDR S&P Kensho Grid Innovation ETF, State Street SPDR S&P Kensho Final Frontiers ETF, State Street SPDR S&P Kensho Future Security ETF, State Street SPDR S&P Kensho Intelligent Structures ETF, State Street SPDR S&P Kensho New Economies Composite ETF, State Street SPDR S&P Kensho Smart Mobility ETF, State Street SPDR MSCI USA Gender Diversity ETF and State Street SPDR Portfolio Nasdaq 100 ETF, approval by Fund shareholders is required before any authority granted under the exemptive order may be exercised.
With respect to the State Street SPDR MSCI USA Gender Diversity ETF, the Adviser and certain of its affiliates intend to make contributions to a charitable organization, which is tax-exempt under section 501(c)(3) of the Code, developed to provide financial support to third party charitable organizations which seek to enhance gender equity through educational efforts. Charitable contributions from the Adviser and certain of its affiliates will be benchmarked to the assets under management of the Fund. The charitable organization will seek to make donations to identified charitable organizations that support continuing educational efforts designed to mitigate gender inequality in corporate America, and will aim to engage with other organizations in an effort to increase the amount of philanthropic dollars available for such initiatives. The charitable organization will not participate in, or have any influence on the day-to-day operations of, the Fund or the Adviser's management of the Fund.

Portfolio Management
The Adviser manages the Funds using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within each team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the  respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities, including investment strategy and analysis, while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables each team to draw upon the resources of other groups within State Street Investment Management. Each portfolio management team is overseen by State Street Investment Management's internal governance.
Portfolio Managers.
Juan Acevedo is a Vice President of State Street Investment Management and a Senior Portfolio Manager in the Systematic Equity Team. He is responsible for managing equity index, smart beta and tax-efficient quantitative strategies for institutional clients and high net worth individuals. Prior to his current role, Mr. Acevedo was a portfolio manager in State Street Investment Management's Implementation Group, where he was responsible for the daily management of active and passive strategies, with an additional focus on mass construction of separately managed accounts. Mr. Acevedo received a Bachelor of Arts in International Business from Providence College. Additionally, he received a Master of Science in Investment Management and a Master of Business Administration with a Finance concentration from the Questrom School of Business at Boston University.
Amy Cheng is a Vice President of State Street Investment Management and a Senior Portfolio Manager in the Systematic Equity Team. Within this group, she is the strategy leader for alternative asset equities. She is responsible for the management of various domestic, international and emerging market equity index strategies, including listed real estate securities and commodities. Prior to joining the Systematic Equity Team in 2008, Ms. Cheng worked in State Street Investment Management's Implementation Group, where she performed the day-to-day management of active developed and emerging market equity portfolios. She also worked as an operations associate responsible for funds managed by the active international equities team. Prior to joining State Street Investment Management in 2000, Ms. Cheng worked at Mellon Financial. Ms. Cheng earned a Bachelor of Arts in Economics and Political Science from the University of Rochester and a Master of Business Administration from the Carroll School of Management at Boston College. She is a member of the FTSE EPRA/NAREIT Global Real Estate Index Series Americas Regional Advisory Committee.
David Chin is a Vice President of State Street Investment Management and a Senior Portfolio Manager in the Systematic Equity Team. He is responsible for managing a full range of equity index and tax-efficient products. Prior to joining State Street Investment Management in 1999, Mr. Chin worked at Frank Russell Company, OneSource Information Systems, and PanAgora Asset Management. Mr. Chin has been working in the investment management field since 1992. Mr. Chin holds a Bachelor of Science in Management Information Systems from the University of Massachusetts/Boston and a Master of Business Administration from the University of Arizona.
Thomas Coleman, CFA, is a Vice President of State Street Investment Management and a Senior Portfolio Manager in the Systematic Equity Team. Within the Systematic Equity Team, Mr. Coleman is the Emerging Markets Strategy leader and, as such, he is responsible for the management of a variety of commingled, segregated, and exchange traded products benchmarked to international indices, including MSCI Emerging Markets and ACWI indices, as well as S&P Emerging Markets indices. Mr. Coleman is also responsible for domestic strategies benchmarked to Russell, Standard & Poor's, and NASDAQ indices. Prior to assuming his current role in April 2004, he managed State Street Investment Management's International Structured Products Group Operations Team. Mr. Coleman holds a Bachelor of Science in Finance and Accounting from Boston College and a Master of Business Administration from Babson College. He also earned the Chartered Financial Analyst (CFA) designation and is a member of CFA Society Boston, Inc.
Raymond Donofrio is a Vice President of State Street Investment Management and a Senior Portfolio Manager in the Systematic Equity Team. Mr. Donofrio is currently responsible for managing various equity index funds, with both domestic and international strategies. Prior to his current role, Mr. Donofrio was an analyst for State Street Investment Management's Strategy and Research Group within the Global ETF Group. He began his career as an associate within the Investment Operations team at State Street Investment Management, where he supported the portfolio managers of the Systematic Equity Team, mainly focusing on international strategies. Mr. Donofrio received his Bachelor of Science in Financial Services from Bryant University and his Master of Business Administration with a concentration in Finance from Boston University's Questrom School of Business.
Michael Finocchi is a Vice President of State Street Investment Management and a Senior Portfolio Manager in the Systematic Equity Team. He is responsible for managing a wide variety of equity index and tax-efficient strategies for institutional clients and high net worth individuals. Prior to assuming his current role in March 2012, Mr. Finocchi was a senior manager in Portfolio Administration responsible for the operations of funds managed by the Systematic Equity Team. Before joining State Street Investment Management in 2005, he worked for Investors Bank & Trust as a senior tax analyst following his role in custody servicing BGI. Mr. Finocchi holds a Master of Business Administration with a concentration in Finance from Boston University's Questrom School of Business as well as a Bachelor of Arts in History and Business Studies from Providence College.
Lisa Hobart is a Vice President of State Street Investment Management and a Senior Portfolio Manager in the Systematic Equity Team. Ms. Hobart is responsible for managing domestic, international and emerging strategies for both traditional index and alternative beta mandates. She is responsible for managing strategies across separate accounts, commingled funds, mutual funds, and ETF structures. Ms. Hobart joined State Street Bank London in 2000 and moved to State Street Investment Management as a senior portfolio analyst in 2006. During her career at State Street Investment Management, Ms. Hobart has managed the Investment Operations team, supporting passive, enhanced and active equity strategies. Ms. Hobart graduated from Leeds University with a Bachelor of Arts (Hons.) in Economics and Management. She holds the Investment Management Certificate.
Ted Janowsky, CFA, is a Vice President of State Street Investment Management and a Senior Portfolio Manager in the Systematic Equity Team. In this capacity, he manages a diverse group of equity and derivative-based index portfolios and has played a significant role designing proprietary portfolio management software. Additionally, Mr. Janowsky was head of the portfolio management team of State Street Investment Management's Company Stock Group, which manages all fiduciary transactions and company stock investments including employee stock ownership plans, 401(k) plans, defined benefit plans and non-qualified plans. Prior to joining the Systematic Equity Team, he worked as an application developer in Investor Technology Services within State Street Corporation. He also worked as a business analyst in State Street's London and Sydney offices. Mr. Janowsky joined State Street Investment Management in 2005. Mr. Janowsky holds a Bachelor of Science in Business Administration from Bucknell University and a Master of Business Administration from the Carroll School of Graduate Management at Boston College. He has also earned the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute and CFA Society Boston, Inc.
Mark Krivitsky is a Vice President of State Street Investment Management and a Senior Portfolio Manager in the Systematic Equity Team and Tax-Efficient Market Capture Group. He is responsible for managing both U.S. and international index funds and taxable institutional accounts. His previous experience at State Street Investment Management includes affiliation with the firm's U.S. Structured Products Operations Group. Mr. Krivitsky began his tenure at State Street Corporation in the Mutual Funds Division in 1992. He has been working in the investment management field since 1991. Mr. Krivitsky holds a Bachelor of Arts in Humanities/Social Sciences from the University of Massachusetts and a Master of Business Administration with a specialization in Finance from the Sawyer School of Management at Suffolk University.
John Law, CFA, is a Vice President of State Street Investment Management and a Senior Portfolio Manager in the Systematic Equity Team, having joined State Street Investment Management in 2016. Previously, Mr. Law worked at Dimensional Fund Advisors as a portfolio manager on the international equities desk, where he oversaw the international small cap strategy and served as Global Process Lead for foreign exchange. Prior experience also includes mortgage banking, having worked at IndyMac Bank issuing mortgage backed securities, and investment banking, with Credit Suisse First Boston. Mr. Law has a Master of Business Administration from the University of Chicago Booth School of Business, where he was a Siebel Scholar, and Master's and Bachelor's degrees from Cambridge University and Princeton University, respectively. He also earned the Chartered Financial Analyst (CFA) designation and is a member of CFA Society Boston, Inc.
Kathleen Morgan, CFA, is a Vice President of State Street Investment Management and a Senior Portfolio Manager in the Systematic Equity Team. In this capacity, Ms. Morgan is responsible for the management of various equity index funds that are benchmarked to both domestic and international strategies. Prior to joining State Street Investment Management in 2017, she worked in Equity Product Management at Wellington Management, conducting independent risk oversight and developing investment product marketing strategy. Prior experience also includes index equity portfolio management at BlackRock. Ms. Morgan holds a Bachelor of Arts degree in Economics from Wellesley College and a Master of Business Administration from The Wharton School at the University of Pennsylvania. She has also earned the Chartered Financial Analyst (CFA) designation.
Kala O'Donnell is a Vice President of State Street Investment Management and a Senior Portfolio Manager in the Systematic Equity Team. She is responsible for managing both domestic and international equity index portfolios, including a variety of separate accounts, commingled funds, ETFs and alternative beta strategies. Additionally, Ms. O'Donnell has been involved in various research and process improvement projects, and has served as a hedging specialist within the Systematic Equity Team. Prior to joining State Street Investment Management, Ms. O'Donnell worked in State Street Corporation's Mutual Funds division in the U.S., as well as in Canada and Germany. She has been in the investment management field since she joined State Street Investment Management in 1995. Ms. O'Donnell holds a Bachelor of Science in Accounting from Lehigh University and a Master of Business Administration in International Business from Bentley College. She is member of the Chartered Financial Analyst (CFA) Institute and CFA Society Boston, Inc.
Emiliano Rabinovich, CFA, is a Managing Director of State Street Investment Management and Co-Head of the Systematic Equity Team in the Americas. Within the Systematic Equity Team, he is the strategy leader for their Tax Aware, Smart Beta and ESG products. Mr. Rabinovich manages a varied mix of portfolios that include both traditional indexing as well as a variety of alternative beta mandates. He also manages local and global strategies and fund structures, which include separately managed accounts, commingled funds, mutual funds and ETFs. Mr. Rabinovich joined State Street Investment Management in Montreal in 2006, where he served as the Head of the Indexing team in Canada. He has been working in the investment management field since 2003. Mr. Rabinovich holds a Bachelor of Arts in Economics from the University of Buenos Aires and a Master of Arts in Economics from the University of CEMA. He has also earned the Chartered Financial Analyst (CFA) designation and is a member of CFA Society Boston, Inc.
Keith Richardson is a Vice President of State Street Investment Management and a Senior Portfolio Manager in the Systematic Equity Team. He currently manages a variety of passive U.S. and international equity funds including an assortment of ETFs, sub-advised mutual funds, and separately managed portfolios. Prior to his current role, Mr. Richardson spent nine years as a portfolio manager in State Street Investment Management's Direct Implementation Group where he managed both U.S. active quantitative strategies and passive global REITs. During that time, he also oversaw the mass construction of separately managed accounts (SMAs). He began his time with State Street Investment Management in investment operations with a primary focus on tax-efficient market capture. Mr. Richardson has been with State Street Investment Management since 1999 and has been working in the investment management field since 1997. Mr. Richardson holds a Bachelor of Science in Finance from Bentley University and a Master of Business Administration with a Finance concentration from the Sawyer School of Management at Suffolk University.
Karl Schneider, CAIA, is a Managing Director of State Street Investment Management and Co-Head of the Systematic Equity Team in the Americas. He also serves as a Senior Portfolio Manager for a number of the Systematic Equity Team's index equity portfolios. Previously within the Systematic Equity Team, he was the Deputy Head of the Americas, and prior to that served as a portfolio manager and product specialist for U.S. equity strategies and synthetic beta strategies, including commodities, buy/write, and hedge fund replication. He is a member of the S&P Dow Jones U.S. Equities Index Advisory Panel. Prior to joining the Systematic Equity Team, Mr. Schneider worked as a portfolio manager in State Street Investment Management's Currency Management Group, managing both active currency selection and traditional passive hedging overlay portfolios. He joined State Street Investment Management in 1997. Mr. Schneider holds a Bachelor of Science in Finance and Investments from Babson College and a Master of Science in Finance from the Carroll School of Management at Boston College. He has earned the Chartered Alternative Investment Analyst (CAIA) designation and is a member of the CAIA Association.
Amy Scofield is a Vice President of State Street Investment Management and a Portfolio Manager in the Systematic Equity Team. She is responsible for the management of various equity index funds, with domestic and international strategies. Ms. Scofield rejoined State Street Investment Management in November of 2010, after spending two years at Atlantic Trust Company, a private wealth management firm. In her role at Atlantic Trust Company, she specialized in asset allocation and performance analysis for high net worth clients. Prior to Atlantic Trust Company, Ms. Scofield was a compliance officer at State Street Investment Management, where she was responsible for ensuring equity portfolios met specified guidelines. She also worked as an operations associate in State Street Investment Management's International Structured Products Group. Ms. Scofield holds a Bachelor of Arts in Economics from Boston College.
Olga Winner, CFA, is a Vice President of State Street Investment Management and a Senior Portfolio Manager in the Systematic Equity Team. She is responsible for the management of several domestic, international developed and emerging market strategies, including separate accounts, commingled funds, mutual funds and ETFs. Additionally, Ms. Winner manages hedged and futures overlay strategies. Prior to joining State Street Investment Management, Ms. Winner worked as an acquisitions associate at Boston Capital Partners, a real estate investment firm, analyzing investment opportunities. She holds a Master of Business Administration and a Master of Science in Finance from the Carroll School of Management at Boston College and a Bachelor of Science in Finance from the University of Massachusetts. She also earned the Chartered Financial Analyst (CFA) designation and is a member of CFA Society Boston, Inc.
Teddy Wong is a Vice President of State Street Investment Management and a Senior Portfolio Manager in the Systematic Equity Team. Within this team, he is responsible for the management of several strategies, including developed and emerging markets strategies benchmarked to MSCI and S&P indices as well as domestic strategies benchmarked to Russell and Standard & Poor's indices. Prior to assuming his current role in January 2006, Mr. Wong was a manager within State Street Investment Management's International Structured Products Group Operations Team. Mr. Wong holds a Bachelor of Arts in Economics from the University of Rochester.
Xianhang Wu is an Assistant Vice President of State Street Investment Management and a Portfolio Manager in the Systematic Equity Team. In this capacity, he manages a diverse group of equity index portfolios, with both domestic and international strategies. Previously within the Systematic Equity Team, Mr. Wu worked as a portfolio specialist assisting portfolio management and trading teams research index methodologies and trading strategies, as well as presenting investment results and value-add techniques of equity indexing and ESG strategies to institutional clients. Mr. Wu also supported the Active Quantitative Equity Group where he was responsible for research and presentation of performance and underlying mechanics of strategies to institutional clients inclusive of specific alpha models utilized in country/security selection and portfolio construction techniques. Prior to joining State Street Investment Management in 2016, Mr. Wu worked at Guangfa Fund Management Company as a quantitative research analyst and John Hancock Life Insurance Company as a business analyst. He holds a Bachelor of Science in Business Administration from Northeastern University.
Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of the Funds is available in the SAI.
Administrator, Sub-Administrator, Custodian and Transfer Agent. The Adviser serves as Administrator for each Fund. State Street, part of State Street Corporation, serves as the Sub-Administrator for each Fund and the Custodian for each Fund's assets, and serves as Transfer Agent to each Fund.
Lending Agent. State Street serves as the securities lending agent for the Trust. For its services, the lending agent would typically receive a portion of the net investment income, if any, earned on the collateral for the securities loaned.
Distributor. State Street Global Advisors Funds Distributors, LLC (“SSGA FD” or the “Distributor”) serves as the Funds' distributor pursuant to the Distribution Agreement between SSGA FD and the Trust. The Distributor will not distribute Fund Shares in less than Creation Units, and it does not maintain a secondary market in Fund Shares. The Distributor may enter into selected dealer agreements with other broker-dealers or other qualified financial institutions for the sale of Creation Units of Fund Shares.
Additional Information. The Board oversees generally the operations of the Funds and the Trust. The Trust enters into contractual arrangements with various parties, including, among others, the Funds' investment adviser, custodian, transfer agent, and accountants, who provide services to the Funds. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.

This Prospectus provides information concerning the Trust and the Funds that you should consider in determining whether to purchase Fund Shares. Neither this Prospectus nor the related SAI is intended, or should be read, to be or give rise to an agreement or contract between the Trust or the Funds and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
Index/Trademark Licenses/Disclaimers
The State Street US Large Cap Low Volatility Index and the State Street US Small Cap Low Volatility Index were created and sponsored by State Street Investment Management, an affiliate of the Funds and the Funds' Adviser. The remaining Indexes and their Index Providers are not affiliated with the Trust, the Adviser, the Funds' Administrator, Sub-Administrator, Custodian, Transfer Agent, SSGA FD or any of their respective affiliates. The Adviser (“Licensee”) has entered into license agreements with the Index Providers pursuant to which the Adviser pays a fee to use their respective Indices. The Adviser is sub-licensing rights to the Indices to the respective Funds at no charge.
The State Street SPDR FactSet Innovative Technology ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by FactSet. FactSet makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the FactSet Innovative Technology Index to track general stock market performance. FactSet licenses to State Street Global Advisors (“Licensee”) certain trademarks and trade names of FactSet and of the FactSet Innovative Technology Index. The FactSet Innovative Technology Index is determined, composed and calculated by FactSet without regard to the Licensee, Adviser or the Fund. FactSet has no obligation to take the needs of the Licensee, Adviser or the owners of the Fund into consideration in determining, composing or calculating the Index. FactSet is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. FactSet has no obligation or liability in connection with the administration, marketing or trading of the Fund.
FACTSET DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE FACTSET INNOVATIVE TECHNOLOGY INDEX OR ANY DATA INCLUDED THEREIN AND FACTSET SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. FACTSET MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, ADVISER, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE FACTSET INNOVATIVE TECHNOLOGY INDEX OR ANY DATA INCLUDED THEREIN. FACTSET MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE FACTSET INNOVATIVE TECHNOLOGY INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL FACTSET HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
ICE EXCHANGE-LISTED FIXED & ADJUSTABLE RATE PREFERRED SECURITIES INDEX DISCLAIMER
ICE Data Indices, LLC (“ICE Data”), is used with permission. “ICE®” is a trademark of ICE Data or its affiliates. This trademark has been licensed, along with the ICE Exchange-Listed Fixed & Adjustable Rate Preferred Securities Index (“Index”) for use by State Street Global Advisors Trust Company (“SSGA Trust Co.”) in connection with State Street SPDR ICE Preferred Securities ETF (the “Product”). Neither SSGA Trust Co. nor the Product, as applicable, is sponsored, endorsed, sold or promoted by ICE Data, its affiliates or its third party suppliers (“ICE Data and its Suppliers”). ICE Data and its Suppliers make no representations or warranties regarding the advisability of investing in securities generally, in the Product particularly or the ability of the Index to track general stock market performance. ICE Data's only relationship to SSGA Trust Co. is the licensing of certain trademarks and trade names and the Index or components thereof. The Index is determined, composed and calculated by ICE Data without regard to SSGA Trust Co. or the Product or its holders. ICE Data has no obligation to take the needs of SSGA Trust Co. or the holders of the Product into consideration in determining, composing or calculating the Index. ICE Data is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Product to be issued or in the determination or calculation of the equation by which the Product is to be priced, sold, purchased, or redeemed. Except for certain custom index calculation services, all information provided by ICE Data is general in nature and not tailored to the needs of SSGA Trust Co. or any other person, entity or group of persons. ICE Data has no obligation or liability in connection with the administration, marketing, or trading of the Product. ICE Data is not an investment advisor. Inclusion of a security within an index is not a recommendation by ICE Data to buy, sell, or hold such security, nor is it considered to be investment advice.
ICE DATA AND ITS SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDEX, INDEX DATA AND ANY INFORMATION INCLUDED IN, RELATED TO, OR DERIVED THEREFROM (“INDEX DATA”). ICE DATA AND ITS SUPPLIERS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDEX AND THE INDEX DATA, WHICH ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK.
KENSHO© is a registered service mark of Kensho Technologies Inc. (“Kensho”), and all Kensho financial indices in the Kensho New Economies© family and such indices' corresponding service marks have been licensed by the Licensee in connection with the State Street SPDR S&P Kensho Grid Innovation ETF, State Street SPDR S&P Kensho Final Frontiers ETF, State Street SPDR S&P Kensho Future Security ETF, State Street SPDR S&P Kensho Intelligent Structures ETF, State Street SPDR S&P Kensho New Economies Composite ETF and State Street SPDR S&P Kensho Smart Mobility ETF (collectively, the “SPDR ETFs”). The SPDR ETFs are not marketed, sold, or sponsored by Kensho, Kensho's affiliates, or Kensho's third party licensors.
Kensho is not an investment adviser or broker-dealer and Kensho makes no representation regarding the advisability of investing in any investment fund, other investment vehicle, security or other financial product regardless of whether or not it is based on, derived from, or included as a constituent of any Kensho New Economies© family index. Kensho bears no responsibility or liability for any business decision, input, recommendation, or action taken based on Kensho indices or any products based on, derived from, or included as a constituent of any such index. All referenced names and trademarks are the property of their respective owners.
THE STATE STREET SPDR MSCI USA STRATEGICFACTORS ETF AND STATE STREET SPDR MSCI USA GENDER DIVERSITY ETF (THE “MSCI FUNDS”) ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDICES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY THE LICENSEE. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THE MSCI FUNDS OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN THE FUNDS GENERALLY OR IN THE MSCI FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDICES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE MSCI FUNDS OR THE ISSUER OR OWNERS OF THE MSCI FUNDS OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THE MSCI FUNDS OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDICES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE MSCI FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THE MSCI FUNDS ARE REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THE MSCI FUNDS OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THE MSCI FUNDS.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDICES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE MSCI FUNDS, OWNERS OF THE

FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
NO PURCHASER, SELLER OR HOLDER OF THE MSCI FUNDS, OR ANY OTHER PERSON OR ENTITY, SHOULD USE OR REFER TO ANY MSCI TRADE NAME, TRADEMARK OR SERVICE MARK TO SPONSOR, ENDORSE, MARKET OR PROMOTE THE FUNDS WITHOUT FIRST CONTACTING MSCI TO DETERMINE WHETHER MSCI'S PERMISSION IS REQUIRED. UNDER NO CIRCUMSTANCES MAY ANY PERSON OR ENTITY CLAIM ANY AFFILIATION WITH MSCI WITHOUT THE PRIOR WRITTEN PERMISSION OF MSCI.
NYSE TECHNOLOGY INDEX DISCLAIMER
Source ICE Data Indices, LLC (“ICE Data”), is used with permission. “NYSE®” is a trademark of ICE Data Indices, LLC or its affiliates. This trademark has been licensed, along with the NYSE Technology Index (“Index”) for use by State Street Global Advisors Trust Company (“SSGA Trust Co.”) in connection with State Street SPDR NYSE Technology ETF (the “Product”). Neither SSGA Trust Co. nor the Product, as applicable, is sponsored, endorsed, sold or promoted by ICE Data Indices, LLC, its affiliates or its third party suppliers (“ICE Data and its Suppliers”). ICE Data and its Suppliers make no representations or warranties regarding the advisability of investing in securities generally, in the Product particularly or the ability of the Index to track general stock market performance. ICE Data's only relationship to SSGA Trust Co. is the licensing of certain trademarks and trade names and the Index or components thereof. The Index is determined, composed and calculated by ICE Data without regard to SSGA Trust Co. or the Product or its holders. ICE Data has no obligation to take the needs of SSGA Trust Co. or the holders of the Product into consideration in determining, composing or calculating the Index. ICE Data is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Product to be issued or in the determination or calculation of the equation by which the Product is to be priced, sold, purchased, or redeemed. Except for certain custom index calculation services, all information provided by ICE Data is general in nature and not tailored to the needs of SSGA Trust Co. or any other person, entity or group of persons. ICE Data has no obligation or liability in connection with the administration, marketing, or trading of the Product. ICE Data is not an investment adviser. Inclusion of a security within an index is not a recommendation by ICE Data to buy, sell, or hold such security, nor is it considered to be investment advice.
ICE DATA AND ITS SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDEX, INDEX DATA AND ANY INFORMATION INCLUDED IN, RELATED TO, OR DERIVED THEREFROM (“INDEX DATA”). ICE DATA AND ITS SUPPLIERS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDEX AND THE INDEX DATA, WHICH ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK.
Russell Indices: The State Street SPDR Russell 1000 Low Volatility Focus ETF, State Street SPDR Russell 1000 Momentum Focus ETF and State Street SPDR Russell 1000 Yield Focus ETF, (the “Products”) have been developed solely by the Adviser. The Products are not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies.
All rights in the Russell 1000® Low Volatility Focused Factor Index, Russell 1000® Momentum Focused Factor Index and Russell 1000® Yield Focused Factor Index (collectively, the “FTSE Russell Indices”) vest in the relevant LSE Group company which owns the FTSE Russell Indices. “FTSE®”, “Russell®”, “FTSE Russell®” are trademarks of the relevant LSE Group company and are used by any other LSE Group company under license.

The FTSE Russell Indices are calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the FTSE Russell Indices or (b) investment in or operation of the Products. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Products or the suitability of the FTSE Russell Indices for the purpose to which they are being put by the Adviser.
S&P Indices:  “S&P 500 Growth Index,” “S&P 500 Value Index,” “S&P 500 High Dividend Index,” “S&P 500 Fossil Fuel Reserves Free Index,” “S&P 500 Scored & Screened Index,” “S&P MidCap 400 Growth Index,” “S&P MidCap 400 Value Index,” “S&P SmallCap 600 Index,” “S&P SmallCap 600 Growth Index,” “S&P SmallCap 600 Value Index,” “The Global Dow,” “Dow Jones U.S. Select REIT Capped Index,” “S&P Banks Select Industry Index,” “S&P Capital Markets Select Industry Index,” “S&P Insurance Select Industry Index,” “S&P Regional Banks Select Industry Index,” “S&P High Yield Dividend Aristocrats Index,” “S&P Composite 1500 Index,” “S&P Aerospace & Defense Select Industry Index,” “S&P Biotechnology Select Industry Index,” “S&P Health Care Equipment Select Industry Index,” “S&P Health Care Services Select Industry Index,” “S&P Homebuilders Select Industry Index,” “S&P Internet Select Industry Index,” “S&P Metals & Mining Select Industry Index,” “S&P Oil & Gas Equipment & Services Select Industry Index,” “S&P Oil & Gas Exploration & Production Select Industry Index,” “S&P Pharmaceuticals Select Industry Index,” “S&P Retail Select Industry Index,” “S&P Sector-Neutral High Yield Dividend Aristocrats Index,” “S&P Semiconductor Select Industry Index,” “S&P Software & Services Select Industry Index,” “S&P Telecom Select Industry Index,” “S&P Transportation Select Industry Index,” “S&P 1500 Low Valuation Tilt Index,” “S&P 1500 Positive Momentum Tilt Index,” “S&P 500 Index,” “S&P MidCap 400 Index,” “S&P Kensho Clean Power Index,” “S&P Kensho Final Frontiers Index,” “S&P Kensho Future Security Index,” “S&P Kensho Intelligent Infrastructure Index,” “S&P Kensho New Economies Composite Index” and “S&P Kensho Smart Transportation Index” (together, the “S&P Indices”) are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and have been licensed for use by the Adviser. “S&P”, “SPDR”, “S&P 500”, “S&P MidCap 400”, “S&P SmallCap 600” and “S&P Composite 1500” are registered trademarks of Standard & Poor's Financial Services LLC (“S&P'); "Global Dow” and “Dow Jones” are registered trademarks of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sub-licensed for certain purposes by the Adviser. It is not possible to invest directly in an index.
The Funds are not sponsored, endorsed, sold or marketed by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the S&P Indices to track general market performance. S&P Dow Jones Indices licenses to Licensee the S&P Indices and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P Indices are determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the Funds. S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of the Funds into consideration in determining, composing or calculating the S&P Indices. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Funds. S&P Dow Jones Indices LLC is not an investment or tax advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
NEITHER S&P DOW JONES INDICES NOR THIRD PARTY LICENSOR GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P INDICES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES AND THIRD PARTY LICENSOR SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES AND THIRD PARTY LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P INDICES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE

FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES OR THIRD PARTY LICENSOR BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
The State Street SPDR US Large Cap Low Volatility Index ETF's and State Street SPDR US Small Cap Low Volatility Index ETF's Index (collectively, the “Indices”) were created and are sponsored by State Street Investment Management (the “Index Provider”), an affiliate of the Funds and the Funds' Adviser. The Index Provider or one or more of its affiliates has entered into a license agreement with the Funds pursuant to which the Funds use the Indices at no charge.
The Index Provider establishes and maintains rules which are used to determine the composition of the Index and relative weightings of the securities in the Index. In order to minimize any potential for conflicts caused by the fact that State Street Investment Management acts as Index Provider and its affiliate acts as Adviser to the Funds, the Index Provider has retained an unaffiliated third party to calculate the Indices (the “Calculation Agent”). The Calculation Agent, using the rules-based methodology, will calculate, maintain and disseminate the Indices on a daily basis. The Index Provider will monitor the results produced by the Calculation Agent to help ensure that the Indices are being calculated in accordance with the rules-based methodology. In addition, the Index Provider and the Adviser have established policies and procedures designed to prevent non-public information about pending changes to the Indices from being used or disseminated in an improper manner. Furthermore, the Index Provider and the Adviser have established policies and procedures designed to prevent improper use and dissemination of non-public information about the Funds' portfolio strategies.
The Index Provider has no obligation to take the needs of the Funds or the owners of Funds Shares into consideration in establishing and maintaining the Indices. The Index Provider does not guarantee the accuracy, completeness, or performance of the Indices or the data included therein and shall have no liability in connection with the Indices or Index calculation.
Index Calculation Agent. The Indices are calculated by Solactive AG. The Funds are not sponsored, promoted, sold or supported in any other manner by Solactive AG, nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Indices and/or an Index trade mark or an Index price at any time or in any other respect. The Indices are calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Indices are calculated correctly. Irrespective of its obligations towards the issuer, Solactive AG has no obligation to point out errors in the Indices to third parties including but not limited to investors and/or financial intermediaries of the Funds. Neither publication of the Indices by Solactive AG nor the licensing of the Indices or an Index trade mark for the purpose of use in connection with the Funds constitutes a recommendation by Solactive AG to invest capital in said Funds nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in the Funds.
The State Street SPDR Portfolio Nasdaq 100 ETF (the “Product”) is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product. The Corporations make no representation or warranty, express or implied to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly, or the ability of the Nasdaq 100 Index to track general stock market performance. The Corporations' only relationship to Licensee is in the licensing of the Nasdaq®, Nasdaq 100 Index trade/service marks and certain trade names of the Corporations and the use of the Nasdaq 100 Index which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product. Nasdaq has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the Nasdaq 100 Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Product to be issued or in the determination or calculation of the equation by which the Product is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF NASDAQ 100 INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ 100 INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ 100 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
SPDR Trademark. The “SPDR” trademark is used under license from Standard & Poor's Financial Services LLC (“S&P”). No Fund offered by the Trust or its affiliates is sponsored, endorsed, sold or marketed by S&P or its affiliates. S&P makes no representation or warranty, express or implied, to the owners of any Fund or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly. S&P is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of Fund Shares. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds.
WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
Additional Purchase and Sale Information
Fund Shares are listed for secondary trading on the applicable Exchange and individual Fund Shares may only be purchased and sold in the secondary market through a broker-dealer. The secondary markets are closed on weekends and also are generally closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Exchange may close early on the business day before certain holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change without notice. If you buy or sell Fund Shares in the secondary market, you will pay the secondary market price for Fund Shares. In addition, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The trading prices of Fund Shares will fluctuate continuously throughout trading hours based on market supply and demand rather than the  relevant Fund's NAV, which is calculated at the end of each business day. Fund Shares will trade on the Exchange at prices that may be above (i.e., at a premium) or below (i.e., at a discount), to varying degrees, the daily NAV of Fund Shares. The trading prices of Fund Shares may deviate significantly from the  relevant Fund's NAV during periods of market volatility. Given, however, that Fund Shares can be issued and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to NAV should not be sustained over long periods.
The Exchange will disseminate, every fifteen seconds during the regular trading day, an indicative optimized portfolio value (“IOPV”) relating to each Fund. The IOPV calculations are estimates of each Fund's NAV per Fund Share. Premiums and discounts between the IOPV and the market price may occur. This should not be viewed as a “real-time” update of the NAV per Fund Share. The IOPV is based on the current market value of the published basket of portfolio securities and/or cash required to be deposited in exchange for a Creation Unit and does not necessarily reflect the precise composition of a Fund's actual portfolio at a particular point in time. Moreover, the IOPV is generally determined by using current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries and valuations based on current market rates. The IOPV may not be calculated in the same manner as the NAV, which (i) is computed only once a day, (ii) unlike the calculation of the IOPV, takes into account Fund expenses, and (iii) may be subject, in accordance with the requirements of the 1940 Act, to fair valuation at different prices than those used in the calculations of the IOPV. The IOPV price is based on quotes and closing prices from the securities' local market converted into U.S. dollars at the current currency rates and may not reflect events that occur subsequent to the local market's close. Therefore, the IOPV may not reflect the best possible valuation of a Fund's current portfolio. Neither the Funds nor the Adviser or any of their affiliates are involved in, or responsible for, the calculation or dissemination of such IOPVs and make no warranty as to their accuracy.

The Funds do not impose any restrictions on the frequency of purchases and redemptions; however, the Funds reserve the right to reject or limit purchases at any time as described in the SAI. When considering that no restriction or policy was necessary, the Board evaluated the risks posed by market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of a Fund's investment strategy, or whether they would cause a Fund to experience increased transaction costs. The Board considered that, unlike traditional mutual funds, Fund Shares are issued and redeemed only in large quantities of shares known as Creation Units, available only from a Fund directly, and that most trading in a Fund occurs on the Exchange at prevailing market prices and does not involve the Fund directly. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by a Fund's shareholders or (b) any attempts to market time a Fund by shareholders would result in negative impact to the Fund or its shareholders.
Distributions
Dividends and Capital Gains. As a Fund shareholder, you are entitled to your share of the applicable Fund's income and net realized gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as “distributions.”
Each Fund may earn income dividends from stocks, interest from debt securities and, if participating, securities lending income. These amounts, net of expenses and taxes (if applicable), are passed along to Fund shareholders as “income dividend distributions.” Each Fund will generally realize short-term capital gains or losses whenever it sells or exchanges assets held for one year or less. Net short-term capital gains will generally be treated as ordinary income when distributed to shareholders. Each Fund will generally realize long-term capital gains or losses whenever it sells or exchanges assets held for more than one year. Net capital gains (the excess of a Fund's net long-term capital gains over its net short-term capital losses) are distributed to shareholders as “capital gain distributions.”
Income dividend distributions, if any, for the Funds (except the State Street SPDR ICE Preferred Securities ETF and State Street SPDR MSCI USA StrategicFactors ETF) are generally distributed to shareholders quarterly, but may vary significantly from period to period. Income dividend distributions, if any, for the State Street SPDR ICE Preferred Securities ETF and State Street SPDR MSCI USA StrategicFactors ETF are generally distributed to shareholders monthly and semi-annually, respectively, but may vary significantly from period to period.
Net capital gains for each Fund are distributed at least annually. Dividends may be declared and paid more frequently or at any other time to improve Index tracking or to comply with the distribution requirements of the Code. For the State Street SPDR Dow Jones REIT ETF, State Street SPDR ICE Preferred Securities ETF, State Street SPDR Portfolio S&P 500 High Dividend ETF and State Street SPDR S&P Dividend ETF: the Funds intend to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities as if the Fund owned the underlying investment securities for the entire dividend period. As a result, some portion of each distribution may result in a return of capital. You will be notified regarding the portion of the distribution which represents a return of capital.
Distributions in cash may be reinvested automatically in additional whole Fund Shares only if the broker through whom you purchased Fund Shares makes such option available. Distributions which are reinvested will nevertheless be taxable to the same extent as if such distributions had not been reinvested.
Portfolio Holdings Disclosure
The Funds' portfolio holdings disclosure policy is described in the SAI. In addition, the identities and quantities of the securities held by each Fund are disclosed on the Funds' website.
Additional Tax Information
The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to an investment in a Fund. Your investment in a Fund may have other tax implications. Please consult your tax advisor about federal, state, local, foreign or other tax laws applicable to you. Investors, including non-U.S. investors, may wish to consult the SAI tax section for additional disclosure.

Each Fund has elected or will elect to be a regulated investment company (“RIC”) and intends to qualify each year to be treated as such. A RIC is generally not subject to tax at the corporate level on income and gains that are distributed to shareholders. However, a Fund's failure to qualify for treatment as a RIC may result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.
Taxes on Distributions. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. The income dividends and short-term capital gains distributions you receive from a Fund will generally be taxed as either ordinary income or qualified dividend income. Subject to certain limitations, dividends that are reported by a Fund as qualified dividend income are taxable to noncorporate shareholders at reduced rates. Any distributions of a Fund's net capital gains are taxable as long-term capital gain regardless of how long you have owned Fund Shares. Long-term capital gains are generally taxed to noncorporate shareholders at reduced rates. Distributions in excess of a Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the applicable Fund's shares, and, in general, as capital gain thereafter.
In general, dividends may be reported by a Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund, which, in general, includes dividend income from taxable U.S. corporations and certain foreign corporations (i.e., certain foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, and certain other foreign corporations if the stock with respect to which the dividend is paid is readily tradable on an established securities market in the United States), provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. A dividend generally will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held by a Fund for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or, in the case of certain preferred stock, for fewer than 91 days during the 181-day period beginning 90 days before such date. These holding period requirements will also apply to your ownership of Fund Shares. Holding periods may be suspended for these purposes for stock that is hedged. Additionally, income derived in connection with a Fund's securities lending activities will not be treated as qualified dividend income.
U.S. individuals with income exceeding specified thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes taxable interest, dividends and certain capital gains (generally including capital gain distributions and capital gains realized upon the sale of Fund Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.
Certain tax-exempt educational institutions will be subject to an excise tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of Fund Shares (among other categories of income), are generally taken into account in computing a shareholder's net investment income.
If you lend your Fund Shares pursuant to securities lending arrangements you may lose the ability to treat Fund dividends (paid while the Fund Shares are held by the borrower) as qualified dividend income. You should consult your financial intermediary or tax advisor to discuss your particular circumstances.
Distributions paid in January, but declared by a Fund in October, November or December of the previous year, payable to shareholders of record in such a month, may be taxable to you in the calendar year in which they were declared. The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions shortly after the close of each calendar year.
A distribution will reduce a Fund's NAV per Fund Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.
Derivatives and Other Complex Securities. A Fund may invest in complex securities. These investments may be subject to numerous special and complex rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by a Fund. You should consult your personal tax advisor regarding the application of these rules.

Master Limited Partnerships. Depreciation or other cost recovery deductions from a Fund's investments in master limited partnerships (“MLPs”) in a given year will generally reduce the Fund's taxable income, but those deductions may be recaptured in the Fund's income in one or more subsequent years. When recognized and distributed, recapture income will generally be taxable to shareholders at the time of the distribution at ordinary income tax rates, even though the shareholders at that time might not have held Fund Shares at the time the deductions were taken by the Fund, and even though those shareholders will not have corresponding economic gain on their Fund Shares at the time of the recapture. In order to distribute recapture income or to fund redemption requests, the Fund may need to liquidate investments, which may lead to additional recapture income. The Fund's investments in MLPs and related entities treated as partnerships for U.S. federal income tax purposes potentially will result in distributions from the corresponding Fund being treated as return-of-capital distributions, which are not included in a shareholder's income but which reduce the shareholder's tax basis in his or her Fund Shares and therefore increase gains or decrease losses on dispositions of those Fund Shares. The Fund's investments in MLPs or related entities treated as partnerships for U.S. federal income tax purposes may also cause the corresponding Fund to recognize taxable income on investments in excess of the cash generated thereby, and may therefore require the Fund to sell investments, including when not otherwise advantageous to do so, in order for the Fund to satisfy the distribution requirements for treatment as a RIC.
Noncorporate taxpayers are generally eligible for a deduction of up to 20% of “qualified publicly traded partnership income.” The fund will not be able to claim such a deduction in respect of income allocated to it by any MLPs or other publicly traded partnerships in which it invests, and shareholders will not be able to claim such a deduction in respect of Fund dividends attributable to any such income.
Foreign Currency Transactions. A Fund's transactions in foreign currencies, foreign currency denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.
Foreign Income Taxes. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which may entitle a Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a Fund in advance since the amount of the assets to be invested within various countries is not known. If more than 50% of the total assets of a Fund at the close of its taxable year consist of certain foreign stocks or securities, the Fund may elect to “pass through” to you certain foreign income taxes (including withholding taxes) paid by the Fund. If a Fund in which you hold Fund Shares makes such an election, you will be considered to have received as an additional dividend your share of such foreign taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your federal income tax. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability. If a Fund does not so elect, the Fund will be entitled to claim a deduction for certain foreign taxes incurred by the Fund. Under certain circumstances, if a Fund receives a refund of foreign taxes paid in respect of a prior year, the value of Fund Shares could be affected or any foreign tax credits or deductions passed through to shareholders in respect of the Fund's foreign taxes for the current year could be reduced.
Real Estate Investments. Non-U.S. persons are generally subject to U.S. tax on a disposition of a “United States real property interest” (a “USRPI”). Gain on such a disposition is generally referred to as “FIRPTA gain.” The Code provides a look-through rule for distributions of so-called FIRPTA gain by a Fund if certain requirements are met. If the look-through rule applies, certain distributions attributable to income received by a Fund, e.g., from U.S. REITs, may be treated as gain from the disposition of a USRPI, causing distributions to be subject to U.S. withholding taxes, and requiring non-U.S. investors to file nonresident U.S. income tax returns. Also, gain may be subject to a 30% branch profits tax in the hands of a foreign stockholder that is treated as a corporation for federal income tax purposes. Under certain circumstances, Fund Shares may qualify as USRPIs, which could result in 15% withholding on certain distributions and gross redemption proceeds paid to certain non-U.S. shareholders.
A noncorporate taxpayer is generally eligible for a deduction of up to 20% of the taxpayer's “qualified REIT dividends.”  If a Fund receives dividends (other than capital gain dividends) in respect of U.S. REIT shares, the Fund may report its own dividends as eligible for the 20% deduction, to the extent the Fund's income is derived from such qualified REIT dividends, as reduced by allocable Fund expenses. In order for a Fund's dividends to be eligible for this deduction when received by a noncorporate shareholder, the Fund must meet certain holding period requirements with respect to the U.S. REIT shares on which the Fund received the eligible dividends, and the noncorporate shareholder must meet certain holding period requirements with respect to the Fund Shares.
Index Concentration. In order to qualify for the favorable tax treatment generally available to RICs, a Fund must satisfy certain diversification requirements. In particular, a Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund's assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund's assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. Given the concentration of certain indexes tracked by certain Funds in a relatively small number of securities, it may not be possible for such Funds to fully implement their strategies while satisfying these diversification requirements. A Fund's efforts to satisfy the diversification requirements may affect a Fund's execution of its investment strategy and may cause a Fund's return to deviate from that of the Index, and a Fund's efforts to track the Index may cause it inadvertently to fail to satisfy the diversification requirements. If a Fund were to fail to qualify as a RIC, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.
Taxes on Exchange-Listed Share Sales. Any capital gain or loss realized upon a sale of Fund Shares is generally treated as long-term capital gain or loss if Fund Shares have been held for more than one year and as short-term capital gain or loss if Fund Shares have been held for one year or less, except that any capital loss on the sale of Fund Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund Shares.
Taxes on Creations and Redemptions of Creation Units. A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered plus any cash paid for the Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities and the amount of cash received. The Internal Revenue Service (the “IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.
Under current federal tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the applicable Fund Shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the applicable Fund Shares (or securities surrendered) have been held for one year or less.
If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Fund Shares you purchased or sold and at what price.
The Trust on behalf of each Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Fund Shares so ordered, own 80% or more of the outstanding shares of the applicable Fund and if, pursuant to Section 351 of the Code, the applicable Fund would have a basis in the securities different from the market value of the securities on the date of deposit.  The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.  If the Trust does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Fund Shares so ordered, own 80% or more of the outstanding shares of the applicable Fund, the purchaser (or group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.
If a Fund redeems Creation Units in cash, it may bear additional costs and recognize more capital gains than it would if it redeems Creation Units in-kind.

Certain Tax-Exempt Investors. A Fund, if investing in certain limited real estate investments and other publicly traded partnerships, may be required to pass through certain “excess inclusion income” and other income as “unrelated business taxable income” (“UBTI”). Prior to investing in a Fund, tax-exempt investors sensitive to UBTI should consult their tax advisors regarding this issue and IRS pronouncements addressing the treatment of such income in the hands of such investors.
Investments In Certain Foreign Corporations. A Fund may invest in foreign entities classified as passive foreign investment companies or “PFICs” or controlled foreign corporations or “CFCs” under the Code. PFIC and CFC investments are subject to complex rules that may under certain circumstances adversely affect a Fund. Accordingly, investors should consult their own tax advisors and carefully consider the tax consequences of PFIC and CFC investments by a Fund before making an investment in such Fund. Fund dividends attributable to dividends received from PFICs generally will not be treated as qualified dividend income. Additional information pertaining to the potential tax consequences to the Funds, and to the shareholders, from the Funds' potential investment in PFICs and CFCs can be found in the SAI.
Non-U.S. Investors. Ordinary income dividends paid by a Fund to shareholders who are non-resident aliens or foreign entities will generally be subject to a 30% U.S. withholding tax (other than distributions reported by the Fund as interest-related dividends and short-term capital gain dividends), unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. In general, a Fund may report interest-related dividends to the extent of its net income derived from U.S.-source interest, and a Fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss.   Gains on the sale of Fund Shares and dividends that are, in each case, effectively connected with the conduct of a trade or business within the U.S. will generally be subject to U.S. federal net income taxation at regular income tax rates. Non-U.S. shareholders that own, directly or indirectly, more than 5% of a Fund's shares are urged to consult their own tax advisors concerning special tax rules that may apply to their investment.
Unless certain non-U.S. entities that hold Fund Shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.
Backup Withholding. A Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the United States.
Other Tax Issues. A Fund may be subject to tax in certain states where the Fund does business (or is treated as doing business as a result of its investments). Furthermore, in those states which have income tax laws, the tax treatment of the Funds and of Fund shareholders with respect to distributions by the Funds may differ from federal tax treatment.
The foregoing discussion summarizes some of the consequences under current federal income tax law of an investment in the Funds. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Funds under all applicable tax laws.
General Information
The Trust was organized as a Massachusetts business trust on June 12, 1998. If shareholders of any Fund are required to vote on any matters, shareholders are entitled to one vote for each Fund Share they own. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the SAI for more information concerning the Trust's form of organization.
Management and Organization
Each Fund is a separate series of the Trust, which is an open-end registered management investment company.

From time to time, a Fund may advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus capital appreciation. Neither yield nor total return should be used to predict the future performance of a Fund.
Morgan, Lewis & Bockius LLP serves as counsel to the Trust, including the Funds. Ernst & Young LLP serves as the independent registered public accounting firm and will audit the Funds' financial statements annually.
Financial Highlights
These financial highlight tables are intended to help you understand each Fund's financial performance for the past five fiscal years or, if shorter, the period since each Fund's commencement of operations. Certain information reflects the performance results for a single Fund Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Trust's independent registered public accounting firm, whose report, along with each Fund's financial highlights and financial statements, are included in each Fund's Form N-CSR filing, which is available upon request. Any references to Notes in these financial highlight tables refer to the “Notes to Financial Statements” section of each Fund's financial statements, and the financial information included in these tables should be read in conjunction with the financial statements incorporated by reference in the SAI.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR Dow Jones REIT ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22
Net asset value, beginning of period	$96.43	$93.15	$90.50	$95.05	$104.87
Income (loss) from investment operations:
Net investment income (loss) (a)	3.01	3.24	2.82	2.74	2.18
Net realized and unrealized gain (loss) (b)	16.13	4.87	3.46	(4.28)	(8.86)
Total from investment operations	19.14	8.11	6.28	(1.54)	(6.68)
Net equalization credits and charges (a)	1.14	(1.04)	(0.10)	0.53	0.06
Distributions to shareholders from:
Net investment income	(3.78)	(3.79)	(3.53)	(3.54)	(3.20)
Net asset value, end of period	$112.93	$96.43	$93.15	$90.50	$95.05
Total return (c)	21.51%	7.51%	6.97%	(0.81)%	(6.69)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$1,833,086	$2,001,574	$1,414,154	$1,342,210	$1,721,063
Ratios to average net assets:
Total expenses	0.25%	0.25%	0.25%	0.26%	0.25%
Net investment income (loss)	2.94%	3.23%	3.13%	3.00%	1.96%
Portfolio turnover rate (d)	8%	13%	4%	5%	10%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR FactSet Innovative Technology ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22
Net asset value, beginning of period	$189.27	$146.57	$131.97	$107.82	$226.17
Income (loss) from investment operations:
Net investment income (loss) (a)	(0.50)	(0.45)	(0.31)	0.06	(0.52)
Net realized and unrealized gain (loss) (b)	6.04	41.15	15.66	23.34	(118.26)
Total from investment operations	5.54	40.70	15.35	23.40	(118.78)
Net equalization credits and charges (a)	0.86	2.00	(0.65)	0.72	0.49
Contribution from affiliate	—	—	—	0.09	—
Distributions to shareholders from:
Net investment income	—	—	(0.10)	(0.06)	(0.06)
Net asset value, end of period	$195.67	$189.27	$146.57	$131.97	$107.82
Total return (c)	3.38%	29.14%	11.15%	22.46%(d)	(52.30)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$68,483	$90,850	$148,033	$101,615	$126,151
Ratios to average net assets:
Total expenses	0.45%	0.45%	0.45%	0.46%	0.45%
Net investment income (loss)	(0.28)%	(0.27)%	(0.23)%	0.06%	(0.28)%
Portfolio turnover rate (e)	71%	58%	34%	68%	53%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(d)	If an affiliate had not made a contribution during the year ended June 30, 2023, the total return would have been 22.38%.
(e)	Portfolio turnover rate excludes in-kind security transactions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR Global Dow ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22
Net asset value, beginning of period	$150.24	$127.99	$112.45	$95.97	$110.51
Income (loss) from investment operations:
Net investment income (loss) (a)	3.28	3.49	3.03	3.24	3.32
Net realized and unrealized gain (loss) (b)	35.90	22.67	15.64	16.17	(14.31)
Total from investment operations	39.18	26.16	18.67	19.41	(10.99)
Net equalization credits and charges (a)	(0.36)	(0.14)	0.03	0.06	(0.02)
Other capital (a)	0.00(c )	0.00(c )	0.00(c )	0.00(c )	0.02
Distributions to shareholders from:
Net investment income	(4.64)	(3.77)	(3.16)	(2.99)	(3.55)
Net asset value, end of period	$184.42	$150.24	$127.99	$112.45	$95.97
Total return (d)	26.11%	20.59%	16.80%	20.64%	(10.22)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$617,882	$394,457	$208,045	$151,855	$96,010
Ratios to average net assets:
Total expenses	0.50%	0.50%	0.50%	0.51%	0.50%
Net investment income (loss)	1.94%	2.53%	2.54%	3.15%	3.01%
Portfolio turnover rate (e)	10%	9%	12%	7%	12%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR ICE Preferred Securities ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22
Net asset value, beginning of period	$31.67	$33.81	$33.51	$35.83	$44.19
Income (loss) from investment operations:
Net investment income (loss) (a)	1.92	2.01	1.99	1.97	1.97
Net realized and unrealized gain (loss) (b)	(0.93)	(1.96)	0.42	(2.19)	(8.21)
Total from investment operations	0.99	0.05	2.41	(0.22)	(6.24)
Net equalization credits and charges (a)	0.08	(0.03)	0.05	0.05	0.04
Distributions to shareholders from:
Net investment income	(2.16)	(2.16)	(2.16)	(2.15)	(2.16)
Net asset value, end of period	$30.58	$31.67	$33.81	$33.51	$35.83
Total return (c)	3.30%	(0.10)%	7.62%	(0.50)%	(14.52)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$707,826	$801,153	$809,693	$874,609	$1,049,832
Ratios to average net assets:
Total expenses	0.45%	0.45%	0.45%	0.46%	0.45%
Net investment income (loss)	6.01%	5.98%	5.98%	5.68%	4.82%
Portfolio turnover rate (d)	14%	11%	21%	19%	28%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR MSCI USA Gender Diversity ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22
Net asset value, beginning of period	$124.75	$108.83	$88.04	$75.84	$101.54
Income (loss) from investment operations:
Net investment income (loss) (a)	1.71	1.48	1.33	1.27	1.06
Net realized and unrealized gain (loss) (b)	29.73	15.92	20.66	12.27	(25.75)
Total from investment operations	31.44	17.40	21.99	13.54	(24.69)
Net equalization credits and charges (a)	(0.00)(c)	(0.01)	(0.01)	(0.02)	(0.00)(c)
Distributions to shareholders from:
Net investment income	(1.67)	(1.47)	(1.19)	(1.32)	(1.01)
Net asset value, end of period	$154.52	$124.75	$108.83	$88.04	$75.84
Total return (d)	25.39%	16.06%	25.14%	18.02%	(24.47)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$324,497	$261,972	$244,862	$209,103	$202,865
Ratios to average net assets:
Total expenses	0.20%	0.20%	0.20%	0.21%	0.20%
Net investment income (loss)	1.28%	1.29%	1.40%	1.57%	1.11%
Portfolio turnover rate (e)	67%	48%	46%	135%	43%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR MSCI USA StrategicFactors ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22
Net asset value, beginning of period	$162.99	$147.47	$122.97	$108.01	$119.37
Income (loss) from investment operations:
Net investment income (loss) (a)	2.43	2.36	2.25	1.93	1.73
Net realized and unrealized gain (loss) (b)	23.85	15.45	24.42	14.97	(11.41)
Total from investment operations	26.28	17.81	26.67	16.90	(9.68)
Net equalization credits and charges (a)	(0.10)	0.05	0.01	0.02	(0.00)(c)
Distributions to shareholders from:
Net investment income	(2.43)	(2.34)	(2.18)	(1.96)	(1.68)
Net asset value, end of period	$186.74	$162.99	$147.47	$122.97	$108.01
Total return (d)	16.14%	12.16%	21.84%	15.82%	(8.28)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$1,525,636	$1,582,668	$1,299,231	$981,331	$814,388
Ratios to average net assets:
Total expenses	0.15%	0.15%	0.15%	0.16%	0.15%
Net investment income (loss)	1.40%	1.51%	1.69%	1.71%	1.42%
Portfolio turnover rate (e)	17%	16%	13%	20%	16%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR NYSE Technology ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22
Net asset value, beginning of period	$236.83	$195.07	$139.47	$103.04	$158.99
Income (loss) from investment operations:
Net investment income (loss) (a)	0.55	0.76	0.74	0.70	0.67
Net realized and unrealized gain (loss) (b)	153.72	41.79	55.58	36.39	(55.91)
Total from investment operations	154.27	42.55	56.32	37.09	(55.24)
Net equalization credits and charges (a)	0.01	0.00(c )	0.01	0.00(c )	(0.02)
Contribution from affiliate	—	—	—	0.05	—
Distributions to shareholders from:
Net investment income	(0.53)	(0.79)	(0.73)	(0.71)	(0.69)
Net asset value, end of period	$390.58	$236.83	$195.07	$139.47	$103.04
Total return (d)	65.21%	21.86%	40.45%	36.24%(e)	(34.86)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$2,347,377	$1,132,067	$838,796	$525,798	$383,841
Ratios to average net assets:
Total expenses	0.35%	0.35%	0.35%	0.36%	0.35%
Net investment income (loss)	0.19%	0.38%	0.45%	0.63%	0.45%
Portfolio turnover rate (f)	15%	16%	8%	15%	17%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	If an affiliate had not made a contribution during the year ended June 30, 2023, the total return would have remained 36.19%.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

State Street SPDR Portfolio Nasdaq 100 ETF
For the Period 6/23/26*- 6/30/26
Net asset value, beginning of period	$24.17
Income (loss) from investment operations:
Net investment income (loss) (a)	0.00(b )
Net realized and unrealized gain (loss) (c)	0.77
Total from investment operations	0.77
Net equalization credits and charges (a)	0.00(b )
Net asset value, end of period	$24.94
Total return (d)	3.18%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$32,418
Ratios to average net assets:
Total expenses	0.10%(e)
Net investment income (loss)	0.41%(e)
Portfolio turnover rate (f)	0%(g)

*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amount is less than $0.005 per share.
(c)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Annualized.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
(g)	Not annualized.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR Portfolio S&P 1500 Composite Stock Market ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22
Net asset value, beginning of period	$74.91	$66.32	$54.48	$46.46	$52.97
Income (loss) from investment operations:
Net investment income (loss) (a)	0.97	0.92	0.88	0.82	0.76
Net realized and unrealized gain (loss) (b)	15.93	8.59	11.84	8.02	(6.51)
Total from investment operations	16.90	9.51	12.72	8.84	(5.75)
Net equalization credits and charges (a)	0.01	0.01	0.00(c )	0.00(c )	0.01
Other capital	—	—	—	—	0.00(c )
Distributions to shareholders from:
Net investment income	(0.97)	(0.93)	(0.88)	(0.82)	(0.77)
Net asset value, end of period	$90.85	$74.91	$66.32	$54.48	$46.46
Total return (d)	22.69%	14.43%	23.52%	19.26%	(11.02)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$13,582,160	$10,525,165	$8,578,278	$6,540,117	$5,117,088
Ratios to average net assets:
Total expenses	0.03%	0.03%	0.03%	0.04%	0.03%
Net investment income (loss)	1.18%	1.32%	1.50%	1.67%	1.41%
Portfolio turnover rate (e)	3%	2%	3%	2%	1%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR Portfolio S&P 400 Mid Cap ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22
Net asset value, beginning of period	$54.37	$51.33	$45.90	$39.70	$47.21
Income (loss) from investment operations:
Net investment income (loss) (a)	0.82	0.81	0.76	0.72	0.64
Net realized and unrealized gain (loss) (b)	13.12	3.02	5.39	6.19	(7.50)
Total from investment operations	13.94	3.83	6.15	6.91	(6.86)
Net equalization credits and charges (a)	0.01	0.01	0.01	0.01	0.01
Distributions to shareholders from:
Net investment income	(0.81)	(0.80)	(0.73)	(0.72)	(0.66)
Net asset value, end of period	$67.51	$54.37	$51.33	$45.90	$39.70
Total return (c)	25.83%	7.51%	13.52%	17.60%	(14.67)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$18,399,766	$13,179,787	$10,047,259	$6,712,402	$4,557,863
Ratios to average net assets:
Total expenses	0.03%	0.03%	0.03%	0.06%	0.05%
Net investment income (loss)	1.37%	1.50%	1.58%	1.66%	1.37%
Portfolio turnover rate (d)	17%	13%	20%	17%	13%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR Portfolio S&P 500 Growth ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22
Net asset value, beginning of period	$95.35	$80.09	$61.02	$52.23	$62.98
Income (loss) from investment operations:
Net investment income (loss) (a)	0.58	0.54	0.61	0.65	0.47
Net realized and unrealized gain (loss) (b)	23.82	15.26	19.05	8.78	(10.76)
Total from investment operations	24.40	15.80	19.66	9.43	(10.29)
Net equalization credits and charges (a)	0.00(c )	0.01	0.02	0.00(c )	0.01
Distributions to shareholders from:
Net investment income	(0.58)	(0.55)	(0.61)	(0.64)	(0.47)
Net asset value, end of period	$119.17	$95.35	$80.09	$61.02	$52.23
Total return (d)	25.66%	19.81%	32.45%	18.21%	(16.45)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$52,678,766	$37,825,460	$28,915,788	$17,732,988	$11,849,300
Ratios to average net assets:
Total expenses	0.04%	0.04%	0.04%	0.05%	0.04%
Net investment income (loss)	0.55%	0.64%	0.91%	1.19%	0.73%
Portfolio turnover rate (e)	21%	22%	32%	33%	14%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR Portfolio S&P 500 High Dividend ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22
Net asset value, beginning of period	$42.46	$40.22	$37.11	$39.89	$40.09
Income (loss) from investment operations:
Net investment income (loss) (a)	1.98	1.84	1.73	1.66	1.60
Net realized and unrealized gain (loss) (b)	5.26	2.34	3.17	(2.67)	(0.19)
Total from investment operations	7.24	4.18	4.90	(1.01)	1.41
Net equalization credits and charges (a)	0.04	(0.02)	0.04	0.01	(0.04)
Distributions to shareholders from:
Net investment income	(2.03)	(1.92)	(1.83)	(1.78)	(1.57)
Net asset value, end of period	$47.71	$42.46	$40.22	$37.11	$39.89
Total return (c)	17.54%	10.31%	13.61%	(2.46)%	3.37%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$7,374,173	$6,839,934	$5,921,861	$6,511,147	$7,767,907
Ratios to average net assets:
Total expenses	0.07%	0.07%	0.07%	0.08%	0.07%
Net investment income (loss)	4.40%	4.23%	4.54%	4.23%	3.83%
Portfolio turnover rate (d)	29%	29%	43%	46%	29%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total return for periods less than one year are not annualized. Broker commission charges are not included in this calculation.

(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR Portfolio S&P 500 Value ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22
Net asset value, beginning of period	$52.35	$48.76	$43.21	$36.81	$39.54
Income (loss) from investment operations:
Net investment income (loss) (a)	1.05	1.06	0.98	0.84	0.86
Net realized and unrealized gain (loss) (b)	8.47	3.57	5.53	6.39	(2.76)
Total from investment operations	9.52	4.63	6.51	7.23	(1.90)
Net equalization credits and charges (a)	0.01	0.02	0.02	0.01	0.02
Distributions to shareholders from:
Net investment income	(1.05)	(1.06)	(0.98)	(0.84)	(0.85)
Net asset value, end of period	$60.83	$52.35	$48.76	$43.21	$36.81
Total return (c)	18.32%	9.58%	15.23%	19.94%	(4.92)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$35,321,382	$26,579,070	$21,456,649	$16,055,170	$12,504,326
Ratios to average net assets:
Total expenses	0.04%	0.04%	0.04%	0.05%	0.04%
Net investment income (loss)	1.84%	2.06%	2.14%	2.12%	2.12%
Portfolio turnover rate (d)	24%	30%	33%	27%	16%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR Portfolio S&P 600 Small Cap ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22
Net asset value, beginning of period	$42.60	$41.50	$38.86	$36.00	$43.95
Income (loss) from investment operations:
Net investment income (loss) (a)	0.73	0.69	0.72	0.66	0.61
Net realized and unrealized gain (loss) (b)	15.11	1.22	2.61	2.80	(7.95)
Total from investment operations	15.84	1.91	3.33	3.46	(7.34)
Net equalization credits and charges (a)	(0.01)	0.01	0.02	0.01	0.01
Distributions to shareholders from:
Net investment income	(0.79)	(0.82)	(0.71)	(0.61)	(0.62)
Net asset value, end of period	$57.64	$42.60	$41.50	$38.86	$36.00
Total return (c)	37.47%	4.58%	8.64%	9.75%	(16.87)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$16,918,901	$11,302,394	$10,221,764	$7,651,569	$4,008,887
Ratios to average net assets:
Total expenses	0.03%	0.03%	0.03%	0.05%	0.05%
Net investment income (loss)	1.49%	1.58%	1.80%	1.75%	1.45%
Portfolio turnover rate (d)	30%	21%	24%	22%	16%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR Portfolio S&P Sector Neutral Dividend ETF
	Year Ended 6/30/26	Year Ended 6/30/25	For the Period 9/12/23*- 6/30/24
Net asset value, beginning of period	$38.82	$34.43	$30.06
Income (loss) from investment operations:
Net investment income (loss) (a)	1.22	1.11	0.80
Net realized and unrealized gain (loss) (b)	7.52	4.30	4.29
Total from investment operations	8.74	5.41	5.09
Net equalization credits and charges (a)	0.00(c )	0.06	0.03
Distributions to shareholders from:
Net investment income	(1.25)	(1.08)	(0.75)
Net asset value, end of period	$46.31	$38.82	$34.43
Total return (d)	22.88%	16.03%	17.10%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$12,504	$10,092	$5,852
Ratios to average net assets:
Total expenses	0.07%	0.05%	0.05%(e)
Net investment income (loss)	2.92%	2.98%	3.08%(e)
Portfolio turnover rate (f)	31%	32%	23%(g)

*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Annualized.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
(g)	Not annualized.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR Russell 1000 Low Volatility Focus ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22
Net asset value, beginning of period	$129.12	$118.26	$108.47	$98.00	$103.93
Income (loss) from investment operations:
Net investment income (loss) (a)	2.45	2.28	2.04	1.84	1.60
Net realized and unrealized gain (loss) (b)	13.82	11.06	9.89	10.61	(5.82)
Total from investment operations	16.27	13.34	11.93	12.45	(4.22)
Net equalization credits and charges (a)	0.31	(0.02)	(0.03)	0.00(c )	(0.02)
Other capital	0.00(c )	—	—	—	—
Distributions to shareholders from:
Net investment income	(2.66)	(2.46)	(2.11)	(1.98)	(1.69)
Net asset value, end of period	$143.04	$129.12	$118.26	$108.47	$98.00
Total return (d)	12.96%	11.30%	11.07%	12.87%	(4.20)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$341,865	$587,509	$631,531	$546,670	$540,953
Ratios to average net assets:
Total expenses	0.20%	0.20%	0.20%	0.21%	0.20%
Net investment income (loss)	1.81%	1.79%	1.80%	1.78%	1.49%
Portfolio turnover rate (e)	22%	25%	34%	30%	27%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR Russell 1000 Momentum Focus ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22
Net asset value, beginning of period	$123.42	$110.42	$98.00	$85.87	$98.81
Income (loss) from investment operations:
Net investment income (loss) (a)	1.64	1.55	1.28	1.63	1.45
Net realized and unrealized gain (loss) (b)	29.04	12.94	12.50	12.32	(13.03)
Total from investment operations	30.68	14.49	13.78	13.95	(11.58)
Net equalization credits and charges (a)	0.55	0.19	0.04	(0.04)	(0.00)(c)
Distributions to shareholders from:
Net investment income	(1.81)	(1.68)	(1.40)	(1.78)	(1.36)
Net asset value, end of period	$152.84	$123.42	$110.42	$98.00	$85.87
Total return (d)	25.48%	13.36%	14.17%	16.40%	(11.87)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$29,039	$92,568	$145,752	$156,805	$267,926
Ratios to average net assets:
Total expenses	0.21%	0.20%	0.20%	0.21%	0.20%
Net investment income (loss)	1.26%	1.32%	1.25%	1.76%	1.46%
Portfolio turnover rate (e)	49%	42%	50%	37%	44%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR Russell 1000 Yield Focus ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22
Net asset value, beginning of period	$108.18	$103.88	$95.25	$89.12	$94.82
Income (loss) from investment operations:
Net investment income (loss) (a)	3.68	3.56	3.41	3.05	2.76
Net realized and unrealized gain (loss) (b)	19.93	4.22	8.55	6.18	(5.91)
Total from investment operations	23.61	7.78	11.96	9.23	(3.15)
Net equalization credits and charges (a)	(0.00)(c)	(0.01)	0.00(c )	(0.00)(c)	0.02
Other capital	0.00(c )	—	—	—	—
Distributions to shareholders from:
Net investment income	(3.67)	(3.47)	(3.33)	(3.10)	(2.57)
Net asset value, end of period	$128.12	$108.18	$103.88	$95.25	$89.12
Total return (d)	22.14%	7.49%	12.72%	10.59%	(3.45)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$726,461	$840,592	$785,304	$759,173	$779,832
Ratios to average net assets:
Total expenses	0.20%	0.20%	0.20%	0.21%	0.20%
Net investment income (loss)	3.13%	3.26%	3.45%	3.26%	2.83%
Portfolio turnover rate (e)	37%	29%	35%	33%	40%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR S&P 1500 Momentum Tilt ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22
Net asset value, beginning of period	$266.71	$242.73	$185.39	$160.63	$181.66
Income (loss) from investment operations:
Net investment income (loss) (a)	2.66	2.48	2.01	2.93	2.33
Net realized and unrealized gain (loss) (b)	46.30	23.91	57.30	24.60	(21.01)
Total from investment operations	48.96	26.39	59.31	27.53	(18.68)
Net equalization credits and charges (a)	(0.01)	0.07	(0.01)	(0.04)	(0.01)
Contribution from affiliate	—	—	—	0.22	—
Distributions to shareholders from:
Net investment income	(2.71)	(2.48)	(1.96)	(2.95)	(2.34)
Net asset value, end of period	$312.95	$266.71	$242.73	$185.39	$160.63
Total return (c)	18.42%	10.95%	32.16%	17.46%(d)	(10.45)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$165,863	$146,691	$106,800	$83,424	$72,286
Ratios to average net assets:
Total expenses	0.12%	0.12%	0.12%	0.13%	0.12%
Net investment income (loss)	0.91%	0.98%	0.98%	1.73%	1.24%
Portfolio turnover rate (e)	136%	58%	56%	104%	60%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(d)	If an affiliate had not made a contribution during the period ended June 30, 2023, the total return would have been 17.32%.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR S&P 1500 Value Tilt ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22
Net asset value, beginning of period	$192.11	$172.15	$148.31	$133.90	$146.31
Income (loss) from investment operations:
Net investment income (loss) (a)	3.89	3.83	3.44	3.12	2.99
Net realized and unrealized gain (loss) (b)	45.65	19.91	23.73	14.42	(12.36)
Total from investment operations	49.54	23.74	27.17	17.54	(9.37)
Net equalization credits and charges (a)	0.10	0.05	0.08	(0.01)	(0.02)
Distributions to shareholders from:
Net investment income	(3.88)	(3.83)	(3.41)	(3.12)	(3.02)
Net asset value, end of period	$237.87	$192.11	$172.15	$148.31	$133.90
Total return (c)	26.05%	13.91%	18.54%	13.29%	(6.60)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$725,516	$480,276	$352,914	$231,357	$203,533
Ratios to average net assets:
Total expenses	0.12%	0.12%	0.12%	0.13%	0.12%
Net investment income (loss)	1.82%	2.09%	2.16%	2.21%	2.00%
Portfolio turnover rate (d)	14%	17%	13%	14%	11%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR S&P 400 Mid Cap Growth ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22
Net asset value, beginning of period	$86.84	$84.11	$71.68	$60.97	$77.52
Income (loss) from investment operations:
Net investment income (loss) (a)	0.65	0.70	0.79	0.77	0.55
Net realized and unrealized gain (loss) (b)	25.15	2.75	12.52	10.79	(16.50)
Total from investment operations	25.80	3.45	13.31	11.56	(15.95)
Net equalization credits and charges (a)	0.00(c )	0.03	(0.03)	(0.01)	0.08
Distributions to shareholders from:
Net investment income	(0.63)	(0.75)	(0.85)	(0.84)	(0.68)
Net asset value, end of period	$112.01	$86.84	$84.11	$71.68	$60.97
Total return (d)	29.82%	4.15%	18.65%	19.07%	(20.61)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$2,923,497	$2,262,302	$2,451,857	$1,849,233	$1,289,549
Ratios to average net assets:
Total expenses	0.15%	0.15%	0.15%	0.16%	0.15%
Net investment income (loss)	0.68%	0.81%	1.02%	1.15%	0.73%
Portfolio turnover rate (e)	53%	41%	51%	52%	43%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR S&P 400 Mid Cap Value ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22
Net asset value, beginning of period	$79.42	$72.97	$68.76	$60.51	$67.55
Income (loss) from investment operations:
Net investment income (loss) (a)	1.60	1.54	1.30	1.28	1.16
Net realized and unrealized gain (loss) (b)	15.31	6.48	4.22	8.21	(7.00)
Total from investment operations	16.91	8.02	5.52	9.49	(5.84)
Net equalization credits and charges (a)	—	(0.07)	(0.04)	(0.02)	0.01
Distributions to shareholders from:
Net investment income	(1.59)	(1.50)	(1.27)	(1.22)	(1.21)
Net asset value, end of period	$94.74	$79.42	$72.97	$68.76	$60.51
Total return (c)	21.49%	10.92%	8.02%	15.84%	(8.78)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$2,733,379	$2,378,647	$2,418,934	$2,224,494	$1,431,126
Ratios to average net assets:
Total expenses	0.15%	0.15%	0.15%	0.15%	0.15%
Net investment income (loss)	1.86%	1.95%	1.86%	1.94%	1.71%
Portfolio turnover rate (d)	38%	37%	41%	46%	32%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR S&P 500 Fossil Fuel Reserves Free ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23(a)	Year Ended 6/30/22(a)
Net asset value, beginning of period	$50.85	$44.57	$36.18	$30.74	$35.34
Income (loss) from investment operations:
Net investment income (loss) (b)	0.53	0.51	0.49	0.45	0.42
Net realized and unrealized gain (loss) (c)	10.33	6.28	8.39	5.91	(4.62)
Total from investment operations	10.86	6.79	8.88	6.36	(4.20)
Net equalization credits and charges (b)	0.01	0.00(d )	0.00(d )	(0.00)(d)	0.01
Distributions to shareholders from:
Net investment income	(0.53)	(0.51)	(0.49)	(0.92)	(0.41)
Net asset value, end of period	$61.19	$50.85	$44.57	$36.18	$30.74
Total return (e)	21.47%	15.31%	24.70%	19.37%	(12.01)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$2,744,534	$2,204,342	$1,782,270	$1,385,936	$1,161,919
Ratios to average net assets:
Total expenses	0.20%	0.20%	0.20%	0.21%	0.20%
Net investment income (loss)	0.95%	1.08%	1.25%	1.40%	1.16%
Portfolio turnover rate (f)	3%	2%	2%	2%	2%

(a)
Effective on January 12, 2023, the SPDR S&P 500 Fossil Fuel Reserves Free ETF underwent a 3-for-1 share split. The per share activity presented here has been retroactively adjusted to reflect this split.

(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(d)	Amount is less than $0.005 per share.
(e)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR S&P 500 Scored and Screened ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22
Net asset value, beginning of period	$58.54	$53.08	$43.05	$36.21	$40.12
Income (loss) from investment operations:
Net investment income (loss) (a)	0.69	0.69	0.64	0.63	0.57
Net realized and unrealized gain (loss) (b)	14.43	5.47	10.02	6.80	(3.97)
Total from investment operations	15.12	6.16	10.66	7.43	(3.40)
Net equalization credits and charges (a)	(0.01)	(0.01)	0.01	0.04	0.05
Distributions to shareholders from:
Net investment income	(0.70)	(0.69)	(0.64)	(0.63)	(0.56)
Net asset value, end of period	$72.95	$58.54	$53.08	$43.05	$36.21
Total return (c)	25.94%	11.66%	24.95%	20.86%	(8.48)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$1,094,281	$1,135,683	$1,284,451	$886,892	$434,577
Ratios to average net assets:
Total expenses	0.10%	0.10%	0.10%	0.10%	0.10%
Net investment income (loss)	1.06%	1.25%	1.38%	1.63%	1.36%
Portfolio turnover rate (d)	16%	13%	12%	12%	6%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR S&P 600 Small Cap Growth ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22
Net asset value, beginning of period	$88.67	$85.82	$76.91	$70.53	$88.70
Income (loss) from investment operations:
Net investment income (loss) (a)	0.88	0.98	0.97	0.96	0.80
Net realized and unrealized gain (loss) (b)	30.36	2.97	8.87	6.38	(18.19)
Total from investment operations	31.24	3.95	9.84	7.34	(17.39)
Net equalization credits and charges (a)	0.01	0.01	0.01	0.01	(0.00)(c)
Distributions to shareholders from:
Net investment income	(0.76)	(1.11)	(0.94)	(0.97)	(0.78)
Net asset value, end of period	$119.16	$88.67	$85.82	$76.91	$70.53
Total return (d)	35.40%	4.61%	12.88%	10.53%	(19.74)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$5,225,045	$3,400,432	$3,226,944	$2,530,443	$2,038,288
Ratios to average net assets:
Total expenses	0.15%	0.15%	0.15%	0.16%	0.15%
Net investment income (loss)	0.89%	1.10%	1.21%	1.30%	0.95%
Portfolio turnover rate (e)	53%	50%	53%	48%	44%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR S&P 600 Small Cap Value ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22
Net asset value, beginning of period	$79.80	$78.42	$77.18	$72.36	$85.72
Income (loss) from investment operations:
Net investment income (loss) (a)	1.79	1.58	1.65	1.45	1.41
Net realized and unrealized gain (loss) (b)	29.42	1.74	1.48	4.79	(13.35)
Total from investment operations	31.21	3.32	3.13	6.24	(11.94)
Net equalization credits and charges (a)	0.01	(0.01)	(0.01)	(0.01)	(0.00)(c)
Distributions to shareholders from:
Net investment income	(1.98)	(1.93)	(1.88)	(1.41)	(1.42)
Net asset value, end of period	$109.04	$79.80	$78.42	$77.18	$72.36
Total return (d)	39.50%	4.13%	4.06%	8.76%	(14.09)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$4,890,832	$3,639,039	$3,646,674	$3,824,442	$3,835,224
Ratios to average net assets:
Total expenses	0.15%	0.15%	0.15%	0.16%	0.15%
Net investment income (loss)	1.91%	1.89%	2.12%	1.90%	1.72%
Portfolio turnover rate (e)	59%	45%	58%	46%	38%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR S&P Aerospace & Defense ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22
Net asset value, beginning of period	$210.74	$140.01	$121.58	$100.60	$132.28
Income (loss) from investment operations:
Net investment income (loss) (a)	0.51	0.89	0.85	0.55	0.49
Net realized and unrealized gain (loss) (b)	73.63	70.94	18.39	21.01	(31.72)
Total from investment operations	74.14	71.83	19.24	21.56	(31.23)
Net equalization credits and charges (a)	(0.06)	0.00(c )	(0.02)	(0.01)	0.00(c )
Distributions to shareholders from:
Net investment income	(0.81)	(1.10)	(0.79)	(0.57)	(0.45)
Net asset value, end of period	$284.01	$210.74	$140.01	$121.58	$100.60
Total return (d)	35.23%	51.49%	15.85%	21.49%	(23.65)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$6,468,306	$3,603,616	$2,114,116	$1,537,931	$1,229,876
Ratios to average net assets:
Total expenses	0.35%	0.35%	0.35%	0.36%	0.35%
Net investment income (loss)	0.20%	0.53%	0.65%	0.50%	0.42%
Portfolio turnover rate (e)	33%	35%	36%	26%	38%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR S&P Bank ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22
Net asset value, beginning of period	$55.75	$46.38	$35.99	$43.89	$51.31
Income (loss) from investment operations:
Net investment income (loss) (a)	1.34	1.37	1.33	1.21	1.15
Net realized and unrealized gain (loss) (b)	12.58	9.44	10.36	(7.82)	(7.26)
Total from investment operations	13.92	10.81	11.69	(6.61)	(6.11)
Net equalization credits and charges (a)	0.00(c )	(0.03)	0.05	(0.01)	(0.06)
Distributions to shareholders from:
Net investment income	(1.47)	(1.41)	(1.35)	(1.28)	(1.25)
Net asset value, end of period	$68.20	$55.75	$46.38	$35.99	$43.89
Total return (d)	25.25%	23.35%	32.98%	(15.33)%	(12.36)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$1,507,334	$1,491,301	$1,444,706	$1,351,476	$2,075,901
Ratios to average net assets:
Total expenses	0.35%	0.35%	0.35%	0.36%	0.35%
Net investment income (loss)	2.20%	2.52%	3.14%	2.75%	2.19%
Portfolio turnover rate (e)	26%	22%	42%	34%	37%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR S&P Biotech ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22
Net asset value, beginning of period	$82.89	$92.72	$83.25	$74.24	$135.54
Income (loss) from investment operations:
Net investment income (loss) (a)	0.14	0.02	0.03	(0.09)	(0.17)
Net realized and unrealized gain (loss) (b)	75.84	(9.92)	9.56	9.10	(61.02)
Total from investment operations	75.98	(9.90)	9.59	9.01	(61.19)
Net equalization credits and charges (a)	(0.08)	0.10	0.01	0.00(c )	(0.11)
Other capital	—	—	—	—	0.00(c )
Distributions to shareholders from:
Net investment income	(0.57)	(0.03)	(0.13)	(0.00)(c)	—
Net asset value, end of period	$158.22	$82.89	$92.72	$83.25	$74.24
Total return (d)	91.72%	(10.57)%	11.53%	12.15%	(45.23)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$10,695,534	$4,822,162	$6,916,986	$6,445,876	$6,844,470
Ratios to average net assets:
Total expenses	0.35%	0.35%	0.35%	0.36%	0.35%
Net investment income (loss)	0.12%	0.02%	0.04%	(0.11)%	(0.17)%
Portfolio turnover rate (e)	71%	43%	90%	65%	64%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR S&P Capital Markets ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22
Net asset value, beginning of period	$145.01	$110.25	$84.81	$72.95	$94.02
Income (loss) from investment operations:
Net investment income (loss) (a)	2.39	2.05	2.21	1.63	1.78
Net realized and unrealized gain (loss) (b)	2.44	34.92	25.46	11.99	(21.28)
Total from investment operations	4.83	36.97	27.67	13.62	(19.50)
Net equalization credits and charges (a)	0.01	0.06	(0.17)	0.01	0.30
Distributions to shareholders from:
Net investment income	(2.68)	(2.27)	(2.06)	(1.77)	(1.86)
Net asset value, end of period	$147.17	$145.01	$110.25	$84.81	$72.95
Total return (c)	3.35%	33.76%	32.64%	18.89%	(20.82)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$419,440	$496,645	$416,186	$137,809	$89,360
Ratios to average net assets:
Total expenses	0.35%	0.35%	0.35%	0.36%	0.35%
Net investment income (loss)	1.59%	1.57%	2.27%	2.00%	1.86%
Portfolio turnover rate (d)	29%	22%	23%	44%	26%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR S&P Dividend ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22
Net asset value, beginning of period	$135.80	$127.15	$122.61	$118.68	$122.33
Income (loss) from investment operations:
Net investment income (loss) (a)	3.66	3.36	3.24	3.35	3.25
Net realized and unrealized gain (loss) (b)	16.47	8.85	4.67	3.76	(3.57)
Total from investment operations	20.13	12.21	7.91	7.11	(0.32)
Net equalization credits and charges (a)	0.01	0.00(c )	(0.03)	0.01	0.02
Distributions to shareholders from:
Net investment income	(3.73)	(3.56)	(3.34)	(3.19)	(3.35)
Net asset value, end of period	$152.21	$135.80	$127.15	$122.61	$118.68
Total return (d)	15.01%	9.64%	6.52%	6.06%	(0.28)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$21,393,179	$19,936,670	$19,708,802	$22,057,452	$20,591,731
Ratios to average net assets:
Total expenses	0.35%	0.35%	0.35%	0.36%	0.35%
Net investment income (loss)	2.54%	2.48%	2.63%	2.71%	2.61%
Portfolio turnover rate (e)	28%	26%	55%	29%	24%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR S&P Health Care Equipment ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22
Net asset value, beginning of period	$81.33	$84.42	$98.29	$84.92	$129.05
Income (loss) from investment operations:
Net investment income (loss) (a)	0.04	0.02	0.00(b )	(0.01)	(0.04)
Net realized and unrealized gain (loss) (c)	2.76	(3.16)	(14.03)	13.48	(44.14)
Total from investment operations	2.80	(3.14)	(14.03)	13.47	(44.18)
Net equalization credits and charges (a)	0.05	0.10	0.19	(0.08)	0.07
Distributions to shareholders from:
Net investment income	(0.05)	(0.05)	(0.03)	(0.02)	(0.02)
Net asset value, end of period	$84.13	$81.33	$84.42	$98.29	$84.92
Total return (d)	3.51%	(3.61)%	(14.08)%	15.76%	(34.18)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$145,127	$166,723	$244,827	$592,171	$384,281
Ratios to average net assets:
Total expenses	0.35%	0.35%	0.35%	0.36%	0.35%
Net investment income (loss)	0.04%	0.03%	0.00%(e)	(0.01)%	(0.04)%
Portfolio turnover rate (f)	42%	42%	38%	49%	42%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amount is less than $0.005 per share.
(c)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Amount is less than 0.005%.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR S&P Health Care Services ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22
Net asset value, beginning of period	$99.54	$89.99	$93.70	$82.29	$114.37
Income (loss) from investment operations:
Net investment income (loss) (a)	0.19	0.28	0.28	0.18	0.16
Net realized and unrealized gain (loss) (b)	32.56	9.55	(3.72)	11.41	(32.08)
Total from investment operations	32.75	9.83	(3.44)	11.59	(31.92)
Net equalization credits and charges (a)	(0.06)	0.00(c )	0.01	(0.00)(c)	0.03
Distributions to shareholders from:
Net investment income	(0.27)	(0.28)	(0.28)	(0.18)	(0.19)
Net asset value, end of period	$131.96	$99.54	$89.99	$93.70	$82.29
Total return (d)	32.90%	10.94%	(3.65)%	14.11%	(27.91)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$154,398	$85,608	$80,990	$109,630	$89,695
Ratios to average net assets:
Total expenses	0.35%	0.35%	0.35%	0.36%	0.35%
Net investment income (loss)	0.18%	0.29%	0.31%	0.20%	0.16%
Portfolio turnover rate (e)	49%	44%	37%	51%	44%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR S&P Homebuilders ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22
Net asset value, beginning of period	$98.51	$101.13	$80.29	$54.70	$73.23
Income (loss) from investment operations:
Net investment income (loss) (a)	0.70	0.76	0.70	0.70	0.51
Net realized and unrealized gain (loss) (b)	17.12	(2.57)	20.72	25.57	(18.48)
Total from investment operations	17.82	(1.81)	21.42	26.27	(17.97)
Net equalization credits and charges (a)	(0.00)(c)	(0.04)	0.01	0.02	(0.04)
Contribution from affiliate	—	—	0.10	—	—
Distributions to shareholders from:
Net investment income	(0.72)	(0.77)	(0.69)	(0.70)	(0.52)
Net asset value, end of period	$115.61	$98.51	$101.13	$80.29	$54.70
Total return (d)	18.14%	(1.86)%	26.90%(e)	48.39%	(24.73)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$1,947,971	$1,339,763	$1,744,452	$1,328,722	$886,171
Ratios to average net assets:
Total expenses	0.35%	0.35%	0.35%	0.36%	0.35%
Net investment income (loss)	0.65%	0.70%	0.76%	1.08%	0.70%
Portfolio turnover rate (f)	31%	20%	45%	27%	21%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	If an affiliate had not made a contribution to the fund during the fiscal year ended June 30, 2024, the total return would have been 26.80%.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR S&P Insurance ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22
Net asset value, beginning of period	$59.73	$49.89	$40.87	$37.84	$38.56
Income (loss) from investment operations:
Net investment income (loss) (a)	0.94	0.93	0.77	0.74	0.73
Net realized and unrealized gain (loss) (b)	1.39	9.87	8.98	3.12	(0.67)
Total from investment operations	2.33	10.80	9.75	3.86	0.06
Net equalization credits and charges (a)	(0.09)	(0.03)	0.02	(0.10)	(0.04)
Distributions to shareholders from:
Net investment income	(0.98)	(0.93)	(0.75)	(0.73)	(0.74)
Net asset value, end of period	$60.99	$59.73	$49.89	$40.87	$37.84
Total return (c)	3.84%	21.64%	24.03%	10.01%	(0.01)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$466,591	$892,895	$723,338	$482,212	$543,072
Ratios to average net assets:
Total expenses	0.35%	0.35%	0.35%	0.36%	0.35%
Net investment income (loss)	1.62%	1.64%	1.65%	1.86%	1.84%
Portfolio turnover rate (d)	21%	20%	23%	23%	26%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR S&P Kensho Final Frontiers ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22
Net asset value, beginning of period	$64.40	$44.68	$43.72	$35.32	$42.47
Income (loss) from investment operations:
Net investment income (loss) (a)	0.24	0.29	0.28	0.20	0.18
Net realized and unrealized gain (loss) (b)	55.23	19.78	1.00	8.42	(7.14)
Total from investment operations	55.47	20.07	1.28	8.62	(6.96)
Net equalization credits and charges (a)	(0.16)	0.00(c )	(0.01)	(0.01)	(0.00)(c)
Distributions to shareholders from:
Net investment income	(0.31)	(0.35)	(0.31)	(0.21)	(0.19)
Net asset value, end of period	$119.40	$64.40	$44.68	$43.72	$35.32
Total return (d)	86.08%	45.03%	2.93%	24.43%	(16.42)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$247,160	$22,539	$15,190	$17,923	$17,309
Ratios to average net assets:
Total expenses	0.45%	0.45%	0.45%	0.46%	0.45%
Net investment income (loss)	0.24%	0.55%	0.66%	0.51%	0.45%
Portfolio turnover rate (e)	60%	21%	21%	28%	22%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR S&P Kensho Future Security ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22
Net asset value, beginning of period	$75.98	$56.58	$48.83	$43.97	$51.75
Income (loss) from investment operations:
Net investment income (loss) (a)	0.15	0.13	0.09	0.05	0.23
Net realized and unrealized gain (loss) (b)	36.44	19.40	7.77	4.85	(7.76)
Total from investment operations	36.59	19.53	7.86	4.90	(7.53)
Net equalization credits and charges (a)	0.00(c )	(0.00)(c)	(0.01)	(0.00)(c)	(0.02)
Distributions to shareholders from:
Net investment income	(0.14)	(0.13)	(0.10)	(0.04)	(0.23)
Net asset value, end of period	$112.43	$75.98	$56.58	$48.83	$43.97
Total return (d)	48.21%	34.54%	16.07%	11.16%	(14.66)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$150,650	$73,698	$57,710	$32,719	$28,580
Ratios to average net assets:
Total expenses	0.45%	0.45%	0.45%	0.46%	0.45%
Net investment income (loss)	0.17%	0.21%	0.17%	0.10%	0.46%
Portfolio turnover rate (e)	28%	22%	32%	33%	32%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR S&P Kensho Grid Innovation ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22
Net asset value, beginning of period	$59.44	$60.35	$84.70	$78.18	$105.73
Income (loss) from investment operations:
Net investment income (loss) (a)	0.99	0.52	0.82	0.70	1.05
Net realized and unrealized gain (loss) (b)	54.06	(0.77)	(24.14)	6.55	(27.37)
Total from investment operations	55.05	(0.25)	(23.32)	7.25	(26.32)
Net equalization credits and charges (a)	(0.04)	(0.01)	(0.05)	0.04	(0.00)(c)
Distributions to shareholders from:
Net investment income	(1.22)	(0.65)	(0.98)	(0.77)	(1.23)
Net asset value, end of period	$113.23	$59.44	$60.35	$84.70	$78.18
Total return (d)	93.05%	(0.44)%	(27.69)%	9.35%	(25.03)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$249,667	$122,142	$178,946	$339,214	$266,970
Ratios to average net assets:
Total expenses	0.45%	0.45%	0.45%	0.46%	0.45%
Net investment income (loss)	1.07%	0.87%	1.21%	0.80%	1.15%
Portfolio turnover rate (e)	46%	42%	38%	32%	27%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR S&P Kensho Intelligent Structures ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22
Net asset value, beginning of period	$35.42	$33.28	$35.95	$32.12	$47.76
Income (loss) from investment operations:
Net investment income (loss) (a)	0.19	0.21	0.36	0.56	0.37
Net realized and unrealized gain (loss) (b)	11.70	2.18	(2.65)	3.83	(15.59)
Total from investment operations	11.89	2.39	(2.29)	4.39	(15.22)
Net equalization credits and charges (a)	0.03	0.01	(0.01)	(0.01)	(0.00)(c)
Distributions to shareholders from:
Net investment income	(0.25)	(0.26)	(0.37)	(0.55)	(0.42)
Net asset value, end of period	$47.09	$35.42	$33.28	$35.95	$32.12
Total return (d)	33.72%	7.24%	(6.39)%	13.75%	(32.02)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$8,947	$8,500	$13,312	$23,366	$31,157
Ratios to average net assets:
Total expenses	0.48%	0.45%	0.45%	0.46%	0.45%
Net investment income (loss)	0.45%	0.62%	1.07%	1.61%	0.88%
Portfolio turnover rate (e)	36%	25%	31%	31%	32%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR S&P Kensho New Economies Composite ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22
Net asset value, beginning of period	$54.43	$46.06	$44.58	$40.57	$66.83
Income (loss) from investment operations:
Net investment income (loss) (a)	0.46	0.46	0.46	0.56	0.62
Net realized and unrealized gain (loss) (b)	17.71	8.44	1.61	4.03	(26.12)
Total from investment operations	18.17	8.90	2.07	4.59	(25.50)
Net equalization credits and charges (a)	0.02	(0.01)	(0.00)(c)	(0.01)	(0.01)
Distributions to shareholders from:
Net investment income	(1.04)	(0.52)	(0.59)	(0.57)	(0.75)
Net asset value, end of period	$71.58	$54.43	$46.06	$44.58	$40.57
Total return (d)	33.72%	19.38%	4.69%	11.41%	(38.45)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$2,847,671	$2,292,150	$1,883,744	$1,810,051	$1,537,096
Ratios to average net assets:
Total expenses	0.20%	0.20%	0.20%	0.21%	0.20%
Net investment income (loss)	0.74%	0.93%	1.04%	1.34%	1.12%
Portfolio turnover rate (e)	49%	45%	59%	62%	61%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR S&P Kensho Smart Mobility ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22
Net asset value, beginning of period	$30.37	$27.81	$33.44	$34.44	$62.05
Income (loss) from investment operations:
Net investment income (loss) (a)	0.27	0.63	0.74	0.71	0.39
Net realized and unrealized gain (loss) (b)	9.74	2.19	(5.49)	(1.13)	(27.65)
Total from investment operations	10.01	2.82	(4.75)	(0.42)	(27.26)
Net equalization credits and charges (a)	0.18	0.45	(0.02)	0.13	0.18
Distributions to shareholders from:
Net investment income	(0.63)	(0.71)	(0.86)	(0.71)	(0.53)
Net asset value, end of period	$39.93	$30.37	$27.81	$33.44	$34.44
Total return (c)	33.88%	11.91%	(14.40)%	(0.71)%	(43.90)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$22,361	$21,258	$44,215	$53,837	$77,138
Ratios to average net assets:
Total expenses	0.46%	0.45%	0.45%	0.46%	0.45%
Net investment income (loss)	0.77%	2.27%	2.47%	2.11%	0.75%
Portfolio turnover rate (d)	48%	33%	44%	33%	38%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR S&P Metals & Mining ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22
Net asset value, beginning of period	$67.20	$59.37	$50.81	$43.44	$43.03
Income (loss) from investment operations:
Net investment income (loss) (a)	0.34	0.37	0.45	0.85	0.44
Net realized and unrealized gain (loss) (b)	39.73	7.80	8.57	7.42	0.41
Total from investment operations	40.07	8.17	9.02	8.27	0.85
Net equalization credits and charges (a)	0.01	(0.01)	—	(0.02)	(0.02)
Distributions to shareholders from:
Net investment income	(0.37)	(0.33)	(0.46)	(0.88)	(0.42)
Net asset value, end of period	$106.91	$67.20	$59.37	$50.81	$43.44
Total return (c)	59.68%	13.80%	17.83%	19.09%	1.87%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$4,372,653	$1,888,279	$1,994,814	$1,803,607	$1,998,458
Ratios to average net assets:
Total expenses	0.35%	0.35%	0.35%	0.36%	0.35%
Net investment income (loss)	0.32%	0.62%	0.81%	1.69%	0.90%
Portfolio turnover rate (d)	45%	48%	43%	33%	38%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR S&P Oil & Gas Equipment & Services ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22
Net asset value, beginning of period	$63.39	$90.95	$78.14	$59.74	$61.95
Income (loss) from investment operations:
Net investment income (loss) (a)	1.28	1.26	0.71	0.30	0.14
Net realized and unrealized gain (loss) (b)	48.99	(27.54)	12.89	18.50	(2.11)
Total from investment operations	50.27	(26.28)	13.60	18.80	(1.97)
Net equalization credits and charges (a)	(0.17)	0.02	0.01	(0.04)	0.01
Distributions to shareholders from:
Net investment income	(1.30)	(1.30)	(0.80)	(0.36)	(0.25)
Net asset value, end of period	$112.19	$63.39	$90.95	$78.14	$59.74
Total return (c)	79.53%	(29.03)%	17.44%	31.51%	(3.18)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$439,241	$143,578	$246,942	$278,571	$230,843
Ratios to average net assets:
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income (loss)	1.30%	1.62%	0.80%	0.41%	0.22%
Portfolio turnover rate (d)	44%	34%	39%	32%	38%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR S&P Oil & Gas Exploration & Production ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22
Net asset value, beginning of period	$125.78	$145.65	$128.79	$119.42	$96.74
Income (loss) from investment operations:
Net investment income (loss) (a)	3.38	3.25	3.22	3.83	2.07
Net realized and unrealized gain (loss) (b)	28.17	(19.98)	16.97	9.69	22.83
Total from investment operations	31.55	(16.73)	20.19	13.52	24.90
Net equalization credits and charges (a)	0.13	0.08	0.02	(0.26)	(0.14)
Other capital	—	—	—	(0.00)(c)	—
Distributions to shareholders from:
Net investment income	(3.25)	(3.22)	(3.35)	(3.89)	(2.08)
Net asset value, end of period	$154.21	$125.78	$145.65	$128.79	$119.42
Total return (d)	25.39%	(11.48)%	15.74%	11.22%	25.79%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$2,991,611	$1,892,963	$3,488,401	$3,226,153	$4,072,300
Ratios to average net assets:
Total expenses	0.35%	0.35%	0.35%	0.36%	0.35%
Net investment income (loss)	2.31%	2.44%	2.25%	2.85%	1.88%
Portfolio turnover rate (e)	42%	33%	36%	29%	42%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR S&P Pharmaceuticals ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22
Net asset value, beginning of period	$40.53	$39.82	$41.03	$42.02	$51.75
Income (loss) from investment operations:
Net investment income (loss) (a)	0.28	0.54	0.64	0.53	0.56
Net realized and unrealized gain (loss) (b)	26.06	0.75	(1.24)	(0.93)	(9.65)
Total from investment operations	26.34	1.29	(0.60)	(0.40)	(9.09)
Net equalization credits and charges (a)	(0.11)	0.02	0.01	(0.03)	(0.01)
Distributions to shareholders from:
Net investment income	(0.34)	(0.60)	(0.62)	(0.56)	(0.63)
Net asset value, end of period	$66.42	$40.53	$39.82	$41.03	$42.02
Total return (c)	64.89%	3.20%	(1.46)%	(1.01)%	(17.67)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$428,432	$147,956	$195,148	$221,566	$205,929
Ratios to average net assets:
Total expenses	0.35%	0.35%	0.35%	0.36%	0.35%
Net investment income (loss)	0.52%	1.25%	1.56%	1.27%	1.21%
Portfolio turnover rate (d)	69%	45%	61%	53%	60%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR S&P Regional Banking ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22
Net asset value, beginning of period	$59.44	$49.09	$40.82	$58.09	$65.50
Income (loss) from investment operations:
Net investment income (loss) (a)	1.60	1.57	1.55	1.53	1.42
Net realized and unrealized gain (loss) (b)	15.31	10.39	8.34	(17.44)	(7.33)
Total from investment operations	16.91	11.96	9.89	(15.91)	(5.91)
Net equalization credits and charges (a)	0.07	(0.05)	(0.04)	0.18	(0.07)
Contribution from affiliate (Note 5)	—	0.00(c )	—	—	—
Distributions to shareholders from:
Net investment income	(1.60)	(1.56)	(1.58)	(1.54)	(1.43)
Net asset value, end of period	$74.82	$59.44	$49.09	$40.82	$58.09
Total return (d)	28.90%	24.37%	24.30%	(27.47)%	(9.37)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$5,069,422	$3,379,291	$2,712,298	$2,904,657	$3,064,455
Ratios to average net assets:
Total expenses	0.35%	0.35%	0.35%	0.36%	0.35%
Net investment income (loss)	2.42%	2.66%	3.31%	2.84%	2.08%
Portfolio turnover rate (e)	43%	42%	51%	61%	44%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR S&P Retail ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22
Net asset value, beginning of period	$77.09	$75.04	$63.75	$58.18	$97.19
Income (loss) from investment operations:
Net investment income (loss) (a)	0.89	0.93	0.93	1.24	0.99
Net realized and unrealized gain (loss) (b)	10.81	1.68	11.09	6.07	(37.92)
Total from investment operations	11.70	2.61	12.02	7.31	(36.93)
Net equalization credits and charges (a)	(0.45)	0.51	0.29	(0.34)	(0.55)
Distributions to shareholders from:
Net investment income	(0.67)	(1.07)	(1.02)	(1.40)	(1.53)
Net asset value, end of period	$87.67	$77.09	$75.04	$63.75	$58.18
Total return (c)	14.62%	4.16%	19.39%	12.17%	(39.02)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$403,292	$158,056	$356,458	$478,169	$378,184
Ratios to average net assets:
Total expenses	0.35%	0.35%	0.35%	0.36%	0.35%
Net investment income (loss)	1.04%	1.23%	1.35%	1.96%	1.13%
Portfolio turnover rate (d)	48%	51%	34%	40%	39%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR S&P Semiconductor ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22
Net asset value, beginning of period	$256.78	$247.46	$221.27	$151.79	$192.29
Income (loss) from investment operations:
Net investment income (loss) (a)	0.81	0.73	0.54	0.73	0.53
Net realized and unrealized gain (loss) (b)	366.69	9.35	26.21	69.51	(40.57)
Total from investment operations	367.50	10.08	26.75	70.24	(40.04)
Net equalization credits and charges (a)	0.01	(0.02)	(0.01)	0.02	0.01
Distributions to shareholders from:
Net investment income	(0.78)	(0.74)	(0.55)	(0.78)	(0.47)
Net asset value, end of period	$623.51	$256.78	$247.46	$221.27	$151.79
Total return (c)	143.32%	4.09%	12.11%	46.40%	(20.86)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$3,476,089	$1,290,295	$1,534,253	$1,587,624	$933,501
Ratios to average net assets:
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income (loss)	0.22%	0.31%	0.25%	0.40%	0.26%
Portfolio turnover rate (d)	48%	28%	30%	31%	36%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR S&P Software & Services ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22
Net asset value, beginning of period	$189.89	$151.08	$133.23	$111.02	$171.45
Income (loss) from investment operations:
Net investment income (loss) (a)	(0.12)	0.09	0.11	0.27	0.28
Net realized and unrealized gain (loss) (b)	(18.08)	38.86	17.92	22.20	(60.49)
Total from investment operations	(18.20)	38.95	18.03	22.47	(60.21)
Net equalization credits and charges (a)	0.03	(0.02)	(0.01)	0.00(c )	(0.04)
Contribution from affiliate	—	—	—	—	0.04
Other capital	—	—	—	—	0.00(c )
Distributions to shareholders from:
Net investment income	—	(0.12)	(0.17)	(0.26)	(0.22)
Net asset value, end of period	$171.72	$189.89	$151.08	$133.23	$111.02
Total return (d)	(9.57)%	25.77%	13.53%	20.27%	(35.16)%(e)
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$401,828	$499,423	$361,084	$306,433	$209,837
Ratios to average net assets:
Total expenses	0.35%	0.35%	0.35%	0.36%	0.35%
Net investment income (loss)	(0.07)%	0.05%	0.08%	0.23%	0.17%
Portfolio turnover rate (f)	51%	51%	41%	63%	46%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	If an affiliate had not made a contribution during the year ended June 30, 2022, the total return would have been (35.18)%.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR S&P Telecom ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22
Net asset value, beginning of period	$117.35	$77.77	$77.64	$77.79	$102.27
Income (loss) from investment operations:
Net investment income (loss) (a)	2.79	0.95	0.61	0.61	1.20
Net realized and unrealized gain (loss) (b)	110.28	39.49	0.16	(0.19)	(24.35)
Total from investment operations	113.07	40.44	0.77	0.42	(23.15)
Net equalization credits and charges (a)	0.13	(0.07)	0.00(c )	(0.02)	(0.02)
Distributions to shareholders from:
Net investment income	(2.65)	(0.79)	(0.64)	(0.55)	(1.31)
Net asset value, end of period	$227.90	$117.35	$77.77	$77.64	$77.79
Total return (d)	97.22%	52.02%	1.04%	0.52%	(22.87)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$695,092	$117,346	$60,268	$62,109	$54,456
Ratios to average net assets:
Total expenses	0.35%	0.35%	0.35%	0.36%	0.35%
Net investment income (loss)	1.51%	0.93%	0.83%	0.75%	1.28%
Portfolio turnover rate (e)	50%	41%	50%	40%	41%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR S&P Transportation ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22
Net asset value, beginning of period	$80.55	$78.19	$83.70	$67.81	$84.92
Income (loss) from investment operations:
Net investment income (loss) (a)	0.66	0.56	0.75	0.75	0.42
Net realized and unrealized gain (loss) (b)	35.33	2.59	(5.64)	15.69	(16.89)
Total from investment operations	35.99	3.15	(4.89)	16.44	(16.47)
Net equalization credits and charges (a)	(0.28)	(0.03)	0.07	0.05	(0.02)
Distributions to shareholders from:
Net investment income	(0.74)	(0.76)	(0.69)	(0.60)	(0.62)
Net asset value, end of period	$115.52	$80.55	$78.19	$83.70	$67.81
Total return (c)	44.53%	3.99%	(5.78)%	24.53%	(19.57)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$375,431	$171,570	$167,323	$246,091	$503,793
Ratios to average net assets:
Total expenses	0.35%	0.35%	0.35%	0.36%	0.35%
Net investment income (loss)	0.69%	0.69%	0.95%	1.04%	0.49%
Portfolio turnover rate (d)	32%	28%	34%	29%	37%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR US Large Cap Low Volatility Index ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22
Net asset value, beginning of period	$174.52	$152.83	$140.50	$130.93	$133.08
Income (loss) from investment operations:
Net investment income (loss) (a)	3.71	3.38	2.91	2.66	2.09
Net realized and unrealized gain (loss) (b)	7.00	21.98	12.39	9.83	(1.87)
Total from investment operations	10.71	25.36	15.30	12.49	0.22
Net equalization credits and charges (a)	(0.01)	(0.34)	0.22	(0.25)	(0.05)
Distributions to shareholders from:
Net investment income	(3.73)	(3.33)	(3.19)	(2.67)	(2.32)
Net asset value, end of period	$181.49	$174.52	$152.83	$140.50	$130.93
Total return (c)	6.20%	16.44%	11.16%	9.48%	0.05%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$1,143,413	$1,092,475	$695,377	$817,722	$557,743
Ratios to average net assets:
Total expenses	0.12%	0.12%	0.12%	0.13%	0.12%
Net investment income (loss)	2.08%	2.00%	2.02%	1.96%	1.50%
Portfolio turnover rate (d)	38%	16%	22%	27%	22%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR US Small Cap Low Volatility Index ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22
Net asset value, beginning of period	$125.09	$110.08	$103.22	$104.54	$112.64
Income (loss) from investment operations:
Net investment income (loss) (a)	3.36	3.51	2.46	2.84	2.11
Net realized and unrealized gain (loss) (b)	32.42	15.20	7.21	(1.22)	(7.72)
Total from investment operations	35.78	18.71	9.67	1.62	(5.61)
Net equalization credits and charges (a)	(0.02)	(0.05)	0.17	0.01	0.03
Distributions to shareholders from:
Net investment income	(3.53)	(3.65)	(2.98)	(2.95)	(2.52)
Net asset value, end of period	$157.32	$125.09	$110.08	$103.22	$104.54
Total return (c)	29.01%	16.98%	9.65%	1.56%	(5.07)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$254,866	$200,149	$171,727	$190,965	$186,085
Ratios to average net assets:
Total expenses	0.12%	0.12%	0.12%	0.13%	0.12%
Net investment income (loss)	2.47%	2.80%	2.33%	2.65%	1.86%
Portfolio turnover rate (d)	39%	48%	56%	31%	23%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

Where to Learn More About the Funds
This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to Fund Shares. An SAI, Form N-CSR and the annual and semi-annual reports to shareholders, each of which has been or will be filed with the SEC, provide more information about the Funds. The Prospectus and SAI may be supplemented from time to time. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the Fund's last fiscal year, as applicable. In the Form N-CSR, you will find each Fund's annual and semi-annual financial statements.  The SAI is incorporated herein by reference (i.e., it is legally part of this Prospectus). These materials may be obtained without charge, upon request, by writing to the Distributor, State Street Global Advisors Funds Distributors, LLC, One Congress Street, Boston, Massachusetts 02114, by visiting the Funds' website at www.statestreet.com/im or by calling the following number:
Investor Information: 1-866-787-2257
The Registration Statement, including this Prospectus, the SAI, and the exhibits as well as any shareholder reports may be reviewed on the EDGAR Database on the SEC's website (http://www.sec.gov). You may also obtain copies of this and other information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.
Shareholder inquiries may be directed to the Funds in writing to State Street Global Advisors Funds Distributors, LLC, One Congress Street, Boston, Massachusetts 02114, or by calling the Investor Information number listed above.
No person has been authorized to give any information or to make any representations other than those contained in this Prospectus in connection with the offer of Fund Shares, and, if given or made, the information or representations must not be relied upon as having been authorized by the Trust or the Funds. Neither the delivery of this Prospectus nor any sale of Fund Shares shall under any circumstance imply that the information contained herein is correct as of any date after the date of this Prospectus.
Dealers effecting transactions in Fund Shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.
SPDRSERTREQThe Trust's Investment Company Act Number is 811-08839.

Prospectus
SPDR® Series Trust
October 30, 2026
State Street® SPDR® Bloomberg 1-3 Month T-Bill ETF (BIL)
State Street® SPDR® Bloomberg 3-12 Month T-Bill ETF (BILS)
State Street® SPDR® Bloomberg 1-10 Year TIPS ETF (TIPX)
State Street® SPDR® Bloomberg Convertible Securities ETF (CWB)
State Street® SPDR® Bloomberg Emerging Markets USD Bond ETF (EMHC)
State Street® SPDR® Bloomberg High Yield Bond ETF (JNK)
State Street® SPDR® Bloomberg Investment Grade Floating Rate ETF (FLRN)
State Street® SPDR® Bloomberg Short Term High Yield Bond ETF (SJNK)
State Street® SPDR® Nuveen ICE High Yield Municipal Bond ETF (HYMB)
State Street® SPDR® Nuveen ICE Municipal Bond ETF (TFI)
State Street® SPDR® Nuveen ICE Short Term Municipal Bond ETF (SHM)
State Street® SPDR® Portfolio Aggregate Bond Index ETF (formerly, State Street® SPDR® Portfolio Aggregate Bond ETF) (SPAB)
State Street® SPDR® Portfolio Corporate Bond Index ETF (formerly, State Street® SPDR® Portfolio Corporate Bond ETF) (SPBO)
State Street® SPDR® Portfolio High Yield Bond Index ETF (formerly, State Street® SPDR® Portfolio High Yield Bond ETF) (SPHY)
State Street® SPDR® Portfolio Intermediate Term Corporate Bond
Index ETF (formerly, State Street® SPDR® Portfolio Intermediate Term Corporate Bond ETF) (SPIB)
State Street® SPDR® Portfolio Intermediate Term Treasury Index ETF (formerly, State Street® SPDR® Portfolio Intermediate Term Treasury ETF) (SPTI)
State Street® SPDR® Portfolio Long Term Corporate Bond Index ETF (formerly, State Street® SPDR® Portfolio Long Term Corporate Bond ETF) (SPLB)
State Street® SPDR® Portfolio Long Term Treasury Index ETF (formerly, State Street® SPDR® Portfolio Long Term Treasury ETF) (SPTL)
State Street® SPDR® Portfolio Mortgage Backed Bond Index ETF (formerly, State Street® SPDR® Portfolio Mortgage Backed Bond ETF) (SPMB)
State Street® SPDR® Portfolio Short Term Corporate Bond Index ETF (formerly, State Street® SPDR® Portfolio Short Term Corporate Bond ETF) (SPSB)
State Street® SPDR® Portfolio Short Term Treasury Index ETF (formerly, State Street® SPDR® Portfolio Short Term Treasury ETF) (SPTS)
State Street® SPDR® Portfolio TIPS Index ETF (formerly, State Street® SPDR® Portfolio TIPS ETF) (SPIP)
State Street® SPDR® Portfolio Treasury Index ETF (formerly, State Street® SPDR® Portfolio Treasury ETF) (SPTB)
State Street® SPDR® Portfolio Ultra Short T-Bill Index ETF (formerly, State Street® SPDR® Portfolio Ultra Short T-Bill ETF) (SPTU)

Principal U.S. Listing Exchange: NYSE Arca, Inc.
The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Shares in the Funds are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. Government, nor are shares deposits or obligations of any bank. It is possible to lose money by investing in the Funds.

Fund Summaries
State Street® SPDR® Bloomberg 1-3 Month T-Bill ETF
Investment Objective
The State Street SPDR Bloomberg 1-3 Month T-Bill ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the 1-3 month sector of the United States Treasury Bill market.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.1345%
Distribution and service (12b-1) fees	None
Other expenses	0.0007%
Total annual Fund operating expenses	0.1352%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$14	$44	$76	$173
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the Bloomberg 1-3 Month U.S. Treasury Bill Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the Fund may invest in debt securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes.
4

The Index is designed to measure the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to 1 month and less than 3 months. The Index includes all publicly issued U.S. Treasury Bills that have a remaining maturity of less than 3 months and at least 1 month, and are rated investment-grade. In addition, the securities must be denominated in U.S. dollars and must have a fixed rate. The Index is market capitalization weighted, with securities held in the Federal Reserve System Open Market Account (the portfolio of U.S. Treasuries, Federal Agency securities, and foreign currency investments held by the U.S. Federal Reserve Bank) deducted from the total amount outstanding. Securities in the Index are updated on the last business day of each month. As of July 31, 2026, there were approximately 17 securities in the Index.
The Index is sponsored by Bloomberg Index Services Limited (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
U.S. Treasury Obligations Risk: U.S. Treasury obligations may differ from other fixed income securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Income Risk: The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which
5

typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the NAV of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.  In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
6

Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	1.34%	Q4 2023
Lowest Quarterly Return	-0.03%	Q2 2021
Year-to-Date	2.66%	9/30/2026
Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	4.15%	3.09%	2.03%
Return After Taxes on Distributions	2.42%	1.81%	1.20%
Return After Taxes on Distributions and Sale of Fund Shares	2.44%	1.82%	1.20%
Bloomberg 1-3 Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	4.29%	3.24%	2.18%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	2.01%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are James Kramer, Joanna Madden and Cynthia Moy.
James Kramer is a Vice President of the Adviser and a Senior Portfolio Manager in the Fixed Income Beta Solutions Team. He joined the Adviser in 1996.
Joanna Madden is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Team. She joined the Adviser in 2003.
Cynthia Moy is a Principal of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Team. She joined the Adviser in 2007.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price
7

greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
8

State Street® SPDR® Bloomberg 3-12 Month T-Bill ETF
Investment Objective
The State Street SPDR Bloomberg 3-12 Month T-Bill ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the 3-12 month sector of the United States Treasury Bill market.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.1345%
Distribution and service (12b-1) fees	None
Other expenses	0.0008%
Total annual Fund operating expenses	0.1353%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$14	$44	$76	$173
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the Bloomberg 3-12 Month U.S. Treasury Bill Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the Fund may invest in debt securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes.
The Index is designed to measure the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to 3 months and less than 12 months. The Index includes all publicly issued U.S.
9

Treasury Bills that have a remaining maturity of less than 12 months and at least 3 months, and are rated investment-grade. In addition, the securities must be denominated in U.S. dollars and must have a fixed rate. The Index is market capitalization weighted, with securities held in the Federal Reserve System Open Market Account deducted from the total amount outstanding. Securities in the Index are reconstituted and rebalanced on the last business day of each month. As of July 31, 2026, there were approximately 23 securities in the Index.
The Index is sponsored by Bloomberg Index Services Limited (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
U.S. Treasury Obligations Risk: U.S. Treasury obligations may differ from other fixed income securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Income Risk: The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the
10

Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the NAV of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.  In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
11

Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	1.52%	Q3 2024
Lowest Quarterly Return	-0.16%	Q1 2022
Year-to-Date	2.54%	9/30/2026
Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Since Inception
			9/23/2020
Return Before Taxes	4.21%	3.00%	2.85%
Return After Taxes on Distributions	2.49%	1.70%	1.61%
Return After Taxes on Distributions and Sale of Fund Shares	2.47%	1.73%	1.65%
Bloomberg 3-12 Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	4.31%	3.12%	2.97%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	-0.24%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are James Kramer, Joanna Madden and Cynthia Moy.
James Kramer is a Vice President of the Adviser and a Senior Portfolio Manager in the Fixed Income Beta Solutions Team. He joined the Adviser in 1996.
Joanna Madden is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Team. She joined the Adviser in 2003.
Cynthia Moy is a Principal of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Team. She joined the Adviser in 2007.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price
12

greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
13

State Street® SPDR® Bloomberg 1-10 Year TIPS ETF
Investment Objective
The State Street SPDR Bloomberg 1-10 Year TIPS ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the 1-10 year inflation protected sector of the United States Treasury market.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.15%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.15%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$15	$48	$85	$192
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 20% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the Bloomberg 1-10 Year U.S. Government Inflation-Linked Bond Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the Fund may invest in debt securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes.
The Index is designed to measure the performance of the inflation protected public obligations of the U.S. Treasury commonly known as “TIPS” that have a remaining maturity greater than or equal to 1 year and less than 10 years.
14

TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. The Index includes publicly issued TIPS that have at least 1 year and less than 10 years remaining to maturity on the index rebalancing date, with an issue size equal to or in excess of $500 million. The total amount outstanding for each issue is reflected, there are no adjustments made for sums held in the Federal Reserve System Open Market Account (SOMA) account. Bonds must be capital-indexed and linked to a domestic inflation index. The securities must be issued by the U.S. Government and must be denominated in U.S. dollars and pay coupon and principal in U.S. dollars. New bonds/reopening's entering the Index must settle on or before the index rebalancing date. The Index is rebalanced on the last business day of each month. As of July 31, 2026, the Index comprised 31 securities.
The Index is sponsored by Bloomberg Index Services Limited (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
U.S. Treasury Obligations Risk: U.S. Treasury obligations may differ from other fixed income securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline.
Inflation-Indexed Securities Risk: The principal amount of an inflation-indexed security typically increases with inflation and decreases with deflation, as measured by a specified index. It is possible that, in a period of declining inflation rates, the Fund could receive at maturity less than the initial principal amount of an inflation-indexed security. Changes in the values of inflation-indexed securities may be difficult to predict, and it is possible that an investment in such securities will have an effect different from that anticipated.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
15

Income Risk: The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the NAV of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.  In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
16

Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	3.89%	Q1 2025
Lowest Quarterly Return	-3.85%	Q3 2022
Year-to-Date	-0.85%	9/30/2026
Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	7.15%	2.37%	3.19%
Return After Taxes on Distributions	5.52%	0.65%	1.92%
Return After Taxes on Distributions and Sale of Fund Shares	4.22%	1.06%	1.90%
Bloomberg 1-10 Year U.S. Government Inflation-Linked Bond Index (reflects no deduction for fees, expenses or taxes)	7.37%	2.52%	3.35%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	2.01%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are James Kramer, Cynthia Moy and Joanna Madden.
James Kramer is a Vice President of the Adviser and a Senior Portfolio Manager in the Fixed Income Beta Solutions Team. He joined the Adviser in 1996.
Cynthia Moy is a Principal of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Team. She joined the Adviser in 2007.
Joanna Madden is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Team. She joined the Adviser in 2003.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
17

Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
18

State Street® SPDR® Bloomberg Convertible Securities ETF
Investment Objective
The State Street SPDR Bloomberg Convertible Securities ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks United States convertible securities markets.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.40%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.40%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$41	$128	$224	$505
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 51% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the Bloomberg U.S. Convertible Liquid Bond Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective. The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended; however, the Fund may become “non-diversified” solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). When the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the Fund may invest in debt securities that are not included in the Index. The Fund may also invest in cash and cash
19

equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries.
The Index is designed to represent the market of U.S. convertible securities, such as convertible bonds and convertible preferred stock. Convertible bonds are bonds that can be exchanged, at the option of the holder or issuer, for a specific number of shares of the issuer's equity securities. Convertible preferred stock is preferred stock that includes an option for the holder to convert to common stock. The Index components are a subset of issues in the Bloomberg Convertible Composite Index. To be included in the Index, a security must meet the following requirements: (i) have an issue amount of at least $350 million and a par amount outstanding of at least $250 million; (ii) be a non-called, non-defaulted security; (iii) have at least 31 days until maturity; (iv) be U.S. dollar denominated; and (v) be a registered or a convertible tranche issued under Rule 144A of the Securities Act of 1933, as amended. The Index may include investment grade, below investment grade and unrated securities. The Index is rebalanced on a monthly basis on the last business day of the month. As of August 31, 2026, a significant portion of the Fund comprised companies in the technology sector, although this may change from time to time. As of July 31, 2026, there were 339 securities in the Index.
The Index is sponsored by Bloomberg Index Services Limited (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
Convertible Securities Risk: Convertible securities may be subordinate to other debt securities issued by the same issuer. Issuers of convertible securities are often not as strong financially as issuers with higher credit ratings. Convertible securities typically provide yields lower than comparable non-convertible securities. Their values may be more volatile than those of non-convertible securities, reflecting changes in the values of the securities into which they are convertible.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may
20

be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Below Investment-Grade Securities Risk: Lower-quality debt securities (“high yield” or “junk” bonds) are considered predominantly speculative, and can involve a substantially greater risk of default than higher quality debt securities. Issuers of lower-quality debt securities may have substantially greater risk of insolvency or bankruptcy than issuers of higher-quality debt securities. They can be illiquid, and their values can have significant volatility and may decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.
Income Risk: The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the NAV of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.  In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Non-Diversification Risk: The Fund may become “non-diversified” for periods of time solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). To the extent the Fund becomes non-diversified, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds.
Non-U.S. Securities Risk: Non-U.S. securities are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and
21

settling portfolio transactions or in receiving payment of dividends. To the extent underlying securities held by the Fund trade on foreign exchanges that are closed when the exchange on which the Fund's shares trade is open, there may be deviations between the current price of an underlying security and the last quoted price for the underlying security on the closed foreign market. These deviations could result in the Fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Certain countries may institute negative interest rates on certain fixed-income securities, and similar interest rate conditions may be experienced in other regions. Investments in fixed-income securities with very low or negative interest rates may magnify the Fund's susceptibility to interest rate risk and diminish yield and performance, and such investments may be subject to heightened volatility and reduced liquidity.
Preferred Stock Risk: Generally, preferred stock holders have no or limited voting rights with respect to the issuing company. In addition, preferred stock is generally senior to common stock, but may be subordinated to bonds and other debt instruments in a company's capital structure and therefore may be subject to greater credit risk than those debt instruments. In the event an issuer of preferred stock experiences economic difficulties, the issuer's preferred stock may lose substantial value due to the increased likelihood of deferred dividend payments and the fact that the preferred stock may be subordinated to other securities of the same issuer. Further, because preferred stocks pay dividends at a fixed rate, their market price can be sensitive to changes in interest rates in a manner similar to bonds — that is, as interest rates rise, the value of preferred stock held by the Fund is likely to decline. In addition, to the extent preferred stocks allow holders to convert the preferred stock into common stock of the issuer, their market price can be sensitive to changes in the value of the issuer's common stock and, therefore, declining common stock values may also cause the value of the Fund's investments to decline. Preferred stock often have call features which allow the issuer to redeem the security at its discretion. The redemption of a preferred stock having a higher than average yield may cause a decrease in the Fund's yield.
Restricted Securities Risk: The Fund may hold securities that have not been registered for sale to the public under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility.
Technology Sector Risk: Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close
22

out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	26.85%	Q2 2020
Lowest Quarterly Return	-15.86%	Q2 2022
Year-to-Date	14.67%	9/30/2026
Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	16.55%	3.56%	10.87%
Return After Taxes on Distributions	15.83%	2.81%	9.64%
Return After Taxes on Distributions and Sale of Fund Shares	9.89%	2.42%	8.31%
Bloomberg U.S. Convertible Liquid Bond Index (reflects no deduction for fees, expenses or taxes)	16.95%	4.00%	11.40%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	2.01%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Michael Brunell, Christopher DiStefano and Frank Miethe.
Michael Brunell, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Fixed Income Beta Solutions Team. He joined the Adviser in 1997.
Christopher DiStefano is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Team. He joined the Adviser in 2010.
Frank Miethe, CFA, is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Team. He joined the Adviser in 2010.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
23

Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
24

State Street® SPDR® Bloomberg Emerging Markets USD Bond ETF
Investment Objective
The State Street SPDR Bloomberg Emerging Markets USD Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks fixed and floating-rate US dollar-denominated debt issued by sovereign and quasi-
sovereign emerging market issuers.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.23%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.23%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$24	$74	$130	$293
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 22% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the Bloomberg Emerging Market USD Sovereign and Sovereign Owned Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective. The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended; however, the Fund may become “non-diversified” solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). When the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.
25

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the Fund may invest in debt securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes.  In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent the Index concentrates in a particular industry or group of industries. Swaps and futures contracts (each, a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to its Index and in managing cash flows.
The Index is designed to measure the performance of fixed and floating-rate US dollar-denominated debt issued by emerging market sovereigns, as well as government guaranteed emerging market issuers and 100% government owned emerging market issuers (i.e., quasi-sovereign emerging market issuers). An emerging market is a country that the World Bank Income group classifies as low/middle income or the International Monetary Fund (IMF) classifies as a non-advanced country. In addition, the Index Provider (defined below) may classify a country as an emerging market based on factors such as investability concerns, the presence of capital controls, and/or geographic considerations. The Index includes bonds of any credit quality with a minimum par amount outstanding of $1 billion, a remaining maturity of at least one year and an original maturity of greater than two and a half years. SEC-registered, Rule 144A and Regulation S bonds are each eligible for inclusion in the Index. As of July 31, 2026, there were approximately 696 securities in the Index.
The Index is calculated by the Index Provider (as defined below) using a capped weighting methodology. At each rebalance, each constituent country within the Index is capped at 5% with respect to the total market value of the Index. Any country weight exceeding the 5% limit will be redistributed on a pro rata basis to the bonds of all other countries in the Index that are below the 5% cap. The Index is rebalanced and reconstituted monthly on the last business day of the month.
The Index is sponsored by Bloomberg Index Services Limited (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
26

Non-U.S. Securities Risk: Non-U.S. securities are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. To the extent underlying securities held by the Fund trade on foreign exchanges that are closed when the exchange on which the Fund's shares trade is open, there may be deviations between the current price of an underlying security and the last quoted price for the underlying security on the closed foreign market. These deviations could result in the Fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Certain countries may institute negative interest rates on certain fixed-income securities, and similar interest rate conditions may be experienced in other regions. Investments in fixed-income securities with very low or negative interest rates may magnify the Fund's susceptibility to interest rate risk and diminish yield and performance, and such investments may be subject to heightened volatility and reduced liquidity.
Emerging Markets Risk: Risks of investing in emerging markets include, among others, greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, increased potential for market manipulation, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country's dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, and less developed legal systems. There is also the potential for unfavorable action such as expropriation, nationalization, embargoes, and acts of war. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. Market disruptions or substantial market corrections may limit very significantly the liquidity of securities of certain companies in a particular country or geographic region, or of all companies in the country or region. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. These risks are generally greater for investments in frontier market countries, which typically have smaller economies or less developed capital markets than traditional emerging market countries.
Sovereign Debt Obligations Risk: Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Below Investment-Grade Securities Risk: Lower-quality debt securities (“high yield” or “junk” bonds) are considered predominantly speculative, and can involve a substantially greater risk of default than higher quality debt securities. Issuers of lower-quality debt securities may have substantially greater risk of insolvency or bankruptcy than issuers of higher-quality debt securities. They can be illiquid, and their values can have significant volatility and may decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.
Futures Contract Risk: A futures contract is a standardized agreement that calls for the purchase or sale of a specific asset at a specific price at a specific future time, or cash settlement of the terms of the contract. Transactions in futures contracts can create investment leverage and may have significant volatility. It is possible that a futures contract transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out the futures contract at a favorable time or price. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract. In the event no such market exists, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the futures contract. There is also a risk of imperfect correlation between movements in the prices of the futures
27

contract and movements in the price of the underlying assets. The counterparty to a futures contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations.
Income Risk: The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the NAV of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.  In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Non-Diversification Risk: The Fund may become “non-diversified” for periods of time solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). To the extent the Fund becomes non-diversified, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds.
Restricted Securities Risk: The Fund may hold securities that have not been registered for sale to the public under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility.
Swaps Risk: A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk
28

(e.g., the risk of a counterparty's defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
Variable and Floating Rate Securities Risk: During periods of increasing interest rates, changes in the coupon rates of variable or floating rate securities may lag behind the changes in market rates or may have limits on the maximum increases in coupon rates. Alternatively, during periods of declining interest rates, the coupon rates on such securities will typically readjust downward resulting in a lower yield. In addition, investment in derivative variable rate securities, such as inverse floaters, whose rates vary inversely with market rates of interest, or range floaters or capped floaters, whose rates are subject to periodic or lifetime caps, or in securities that pay a rate of interest determined by applying a multiple to the variable rate involves special risks as compared to investment in a fixed-rate security and may involve leverage. Floating rate notes are generally subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such securities.
29

Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	9.37%	Q4 2023
Lowest Quarterly Return	-11.18%	Q2 2022
Year-to-Date	-2.38%	9/30/2026
Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.  Effective October 31, 2024 (the “Benchmark Index Change Date”), the Fund's benchmark index changed from the Bloomberg Emerging USD Bond Core Index (the “Previous Benchmark Index”) to the Bloomberg Emerging Market USD Sovereign and Sovereign Owned Index, consistent with a change in the Fund's principal investment strategy to track the performance of the current index. Performance of the Fund prior to the Benchmark Index Change Date is therefore based on the Fund's investment strategy to track the Previous Benchmark Index and may have been different had the Fund tracked the current index.
	One Year	Since Inception
		4/7/2021
Return Before Taxes	13.54%	1.89%
Return After Taxes on Distributions	10.65%	-0.31%
Return After Taxes on Distributions and Sale of Fund Shares	7.92%	0.43%
Bloomberg Emerging Market USD Sovereign and Sovereign Owned Index/Bloomberg Emerging USD Bond Core Index[1] (reflects no deduction for fees, expenses or taxes)	13.62%	1.66%
Bloomberg Global Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	8.17%	-1.44%
1
Returns shown are reflective of the Index for periods beginning on the Benchmark Index Change Date and the Previous Benchmark Index for periods prior to the Benchmark Index Change Date.
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Jennifer Taylor, Robert Golcher and Kheng Siang Ng. Ms. Taylor and Mr. Golcher are part of State Street Global Advisors Limited (“SSGA LTD”), an affiliate of the Adviser, and provides portfolio management services through a personnel-sharing arrangement between the Adviser and SSGA LTD. Mr. Ng is part of State Street Global Advisors Singapore Limited (“SSGA Singapore”), an affiliate of the Adviser, and provides portfolio management services through a personnel-sharing arrangement between the Adviser and SSGA Singapore.
Jennifer Taylor is a Managing Director and the Head of Emerging Market Debt and a Senior Portfolio Manager in the Global Fixed Income Beta Solutions Team at SSGA LTD. She joined SSGA LTD in 2022.
30

Robert Golcher is a Vice President and a Senior Portfolio Manager in the Fixed Income Beta Solutions Team at SSGA LTD. He joined SSGA LTD in 2013.
Kheng Siang Ng, CFA, is a Vice President, the Asia Pacific Head of the Fixed Income Beta Solutions Team at SSGA Singapore, and the Head of SSGA Singapore. He joined SSGA Singapore in 2005.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
31

State Street® SPDR® Bloomberg High Yield Bond ETF
Investment Objective
The State Street SPDR Bloomberg High Yield Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. high yield corporate bond market.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.40%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.40%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$41	$128	$224	$505
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 78% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the Bloomberg High Yield Very Liquid Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective. The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended; however, the Fund may become “non-diversified” solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). When the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the Fund may invest in debt securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash
32

management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. The Fund may use derivatives, including credit default swaps and credit default index swaps, to obtain investment exposure that the Adviser expects to correlate closely with the Index, or a portion of the Index, and in managing cash flows.
The Index is designed to measure the performance of publicly issued U.S. dollar denominated high yield corporate bonds with above-average liquidity. High yield securities are generally rated below investment-grade and are commonly referred to as “junk bonds.” The Index includes publicly issued U.S. dollar denominated, non-investment-grade, fixed-rate, taxable corporate bonds that have a remaining maturity of at least one year, but not more than fifteen years, regardless of optionality; are rated high-yield (Ba1/BB+/BB+ or below) using the middle rating of Moody's Investors Service, Inc., Fitch Ratings Inc., or S&P Global Ratings, respectively; and have $500 million or more of outstanding face value. To be eligible for inclusion in the Index, a bond must have been issued within the past five years. Exposure to each eligible issuer will be capped at two percent of the Index. In addition, securities must be registered, exempt from registration at the time of issuance or issued under Rule 144A of the Securities Act of 1933, as amended. Original issue zero coupon bonds, step-up coupons that change according to a predetermined schedule, and payment-in-kind (“PIK”) securities and toggle notes paying interest in cash are also eligible. In addition, callable fixed-to-floating rate and fixed-to-variable bonds are eligible during their fixed-rate term only. The Index includes only corporate categories. The corporate categories are Industrial, Utility, and Financial Institutions. Securities excluded from the Index include non-corporate bonds, structured notes, private placements, bonds with equity-type features (e.g., warrants, convertibility), floating-rate issues, Eurobonds, defaulted bonds, partial PIK securities, PIK securities and toggle notes paying interest in-kind, and emerging market bonds. The Index is issuer capped and the securities in the Index are updated on the last business day of each month. As of August 31, 2026, a significant portion of the Fund comprised companies in the consumer cyclical sector, although this may change from time to time. As of July 31, 2026, there were 1,056 securities in the Index.
The Index is sponsored by Bloomberg Index Services Limited (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
33

Below Investment-Grade Securities Risk: Lower-quality debt securities (“high yield” or “junk” bonds) are considered predominantly speculative, and can involve a substantially greater risk of default than higher quality debt securities. Issuers of lower-quality debt securities may have substantially greater risk of insolvency or bankruptcy than issuers of higher-quality debt securities. They can be illiquid, and their values can have significant volatility and may decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Consumer Cyclical Sector Risk: Companies in the consumer cyclical sector are largely impacted by the performance of the overall global economy, changes in interest rates, fluctuations in supply and demand, and changes in consumer preferences. Success depends heavily on disposable household income and consumer spending. As a result, consumer cyclical companies may be adversely affected and lose value quickly in periods of economic downturns.
Income Risk: The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the NAV of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.  In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Non-Diversification Risk: The Fund may become “non-diversified” for periods of time solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). To the extent the Fund becomes non-diversified, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular
34

security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds.
Restricted Securities Risk: The Fund may hold securities that have not been registered for sale to the public under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility.
Swaps Risk: A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty's defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	8.34%	Q2 2020
Lowest Quarterly Return	-12.75%	Q1 2020
Year-to-Date	-0.13%	9/30/2026
Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
35

	One Year	Five Years	Ten Years
Return Before Taxes	8.67%	3.81%	5.54%
Return After Taxes on Distributions	5.79%	1.32%	3.04%
Return After Taxes on Distributions and Sale of Fund Shares	5.07%	1.78%	3.14%
Bloomberg High Yield Very Liquid Index (reflects no deduction for fees, expenses or taxes)	8.79%	4.18%	6.16%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	2.01%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Bradley Sullivan, Kyle Kelly, Ryan Mensching and Mark Cole.
Bradley Sullivan, CFA, is a Managing Director of the Adviser and the Global Head of High Yield and Leveraged Loans in the Fixed Income Beta Solutions Team. He joined the Adviser in 2015.
Kyle Kelly, CFA, FRM, is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Team. He joined the Adviser in 2007.
Ryan Mensching, CFA, is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Team. He joined the Adviser in 2024.
Mark Cole, CFA, is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Team. He joined the Adviser in 2017.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
36

State Street® SPDR® Bloomberg Investment Grade Floating Rate ETF
Investment Objective
The State Street SPDR Bloomberg Investment Grade Floating Rate ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the market for U.S. dollar-denominated, investment grade floating rate notes with maturities greater than or equal to one month and less than five years.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.15%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.15%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$15	$48	$85	$192
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 31% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the Bloomberg U.S. Dollar Floating Rate Note ˂ 5 Years Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective. The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended; however, the Fund may become “non-diversified” solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). When the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.
37

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the Fund may invest in debt securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries.
The Index is designed to measure the performance of U.S. dollar-denominated, investment grade floating rate notes. Securities in the Index must have a remaining maturity of greater than or equal to one month and less than five years, and have $300 million or more of outstanding face value. In addition, securities in the Index must be rated investment grade (Baa3, BBB- or BBB- by Moody's Investors Service (“Moody's”), S&P Global Ratings or Fitch Ratings Inc., respectively). The Index consists of debt instruments that pay a variable coupon rate with a fixed spread. The Index may include U.S. registered, dollar denominated bonds of non-U.S. corporations, governments and supranational entities, as well as securities that are subject to restrictions on resale under the U.S. federal securities laws (“restricted securities”). Excluded from the Index are fixed rate bullet bonds, fixed-rate puttable and fixed-rate callable bonds, fixed rate and fixed to floating capital securities, bonds with equity-linked features (e.g. warrants and convertibles), inflation linked bonds and securitized bonds. The Index is market capitalization weighted and the securities in the Index are updated on the last calendar day of each month. As of August 31, 2026, a significant portion of the Fund comprised companies in the financial and industrial sectors, although this may change from time to time. As of July 31, 2026, there were 550 securities in the Index.
The Index is sponsored by Bloomberg Index Services Limited (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
Variable and Floating Rate Securities Risk: During periods of increasing interest rates, changes in the coupon rates of variable or floating rate securities may lag behind the changes in market rates or may have limits on the maximum increases in coupon rates. Alternatively, during periods of declining interest rates, the coupon rates on such securities will typically readjust downward resulting in a lower yield. In addition, investment in derivative variable rate securities, such as inverse floaters, whose rates vary inversely with market rates of interest, or range
38

floaters or capped floaters, whose rates are subject to periodic or lifetime caps, or in securities that pay a rate of interest determined by applying a multiple to the variable rate involves special risks as compared to investment in a fixed-rate security and may involve leverage. Floating rate notes are generally subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such securities.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Financial Sector Risk: Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Income Risk: The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Industrial Sector Risk: Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products and services in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general
39

civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, another component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the NAV of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.  In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Non-Diversification Risk: The Fund may become “non-diversified” for periods of time solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). To the extent the Fund becomes non-diversified, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds.
Non-U.S. Securities Risk: Non-U.S. securities are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. To the extent underlying securities held by the Fund trade on foreign exchanges that are closed when the exchange on which the Fund's shares trade is open, there may be deviations between the current price of an underlying security and the last quoted price for the underlying security on the closed foreign market. These deviations could result in the Fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Certain countries may institute negative interest rates on certain fixed-income securities, and similar interest rate conditions may be experienced in other regions. Investments in fixed-income securities with very low or negative interest rates may magnify the Fund's susceptibility to interest rate risk and diminish yield and performance, and such investments may be subject to heightened volatility and reduced liquidity.
Restricted Securities Risk: The Fund may hold securities that have not been registered for sale to the public under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any
40

portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	3.06%	Q2 2020
Lowest Quarterly Return	-2.94%	Q1 2020
Year-to-Date	3.16%	9/30/2026
Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	5.02%	3.86%	2.91%
Return After Taxes on Distributions	2.95%	2.30%	1.75%
Return After Taxes on Distributions and Sale of Fund Shares	2.95%	2.28%	1.73%
Bloomberg U.S. Dollar Floating Rate Note ˂ 5 Years Index (reflects no deduction for fees, expenses or taxes)	5.11%	3.99%	3.10%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	2.01%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are David Marchetti, Frank Miethe and Christopher DiStefano.
David Marchetti, CFA, is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Team. He joined the Adviser in 2013.
Frank Miethe, CFA, is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Team. He joined the Adviser in 2010.
Christopher DiStefano is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Team. He joined the Adviser in 2010.
41

Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
42

State Street® SPDR® Bloomberg Short Term High Yield Bond ETF
Investment Objective
The State Street SPDR Bloomberg Short Term High Yield Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. high yield short term corporate bond market.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.40%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.40%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$41	$128	$224	$505
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 76% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the Bloomberg US High Yield 350mn Cash Pay 0-5 Yr 2% Capped Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective. The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended; however, the Fund may become “non-diversified” solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). When the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the
43

Fund may invest in debt securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. The Fund may use derivatives, including credit default swaps and credit default index swaps, to obtain investment exposure that the Adviser expects to correlate closely with the Index, or a portion of the Index, and in managing cash flows.
The Index is designed to measure the performance of short-term publicly issued U.S. dollar-denominated high yield corporate bonds. High yield securities are generally rated below investment-grade and are commonly referred to as “junk” bonds. The Index includes publicly issued U.S. dollar denominated, non-investment-grade, fixed rate, taxable corporate bonds that have a remaining maturity of less than 5 years regardless of optionality, are rated between Caa3/CCC-/CCC- and Ba1/BB+/BB+ using the middle rating of Moody's Investors Service, Inc., Fitch Ratings Inc., or S&P Global Ratings, respectively, and have at least a $350 million outstanding par value. The Index includes only corporate categories. The corporate categories are Industrial, Utility and Financial Institutions. Securities included in the Index may include securities that are subject to restrictions on resale under the U.S. federal securities laws (“restricted securities”). Excluded from the Index are non-corporate bonds, structured notes with embedded swaps or other special features, bonds with equity-type features (e.g., warrants, convertibility), floating-rate securities and securities that move from fixed to floating-rate, Emerging Market Bonds, defaulted bonds, original issue zero coupon bonds, private placements and payment in kind securities. The Index is issuer-capped and the securities in the Index are updated on the index rebalancing date. The securities in the Index are updated on the last business day of each month. As of August 31, 2026, a significant portion of the Fund comprised companies in the consumer cyclical sector, although this may change from time to time. As of July 31, 2026, there were 1,141 securities in the Index.
The Index is sponsored by Bloomberg Index Services Limited (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
Below Investment-Grade Securities Risk: Lower-quality debt securities (“high yield” or “junk” bonds) are considered predominantly speculative, and can involve a substantially greater risk of default than higher quality debt securities. Issuers of lower-quality debt securities may have substantially greater risk of insolvency or bankruptcy than issuers of higher-quality debt securities. They can be illiquid, and their values can have significant
44

volatility and may decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Consumer Cyclical Sector Risk: Companies in the consumer cyclical sector are largely impacted by the performance of the overall global economy, changes in interest rates, fluctuations in supply and demand, and changes in consumer preferences. Success depends heavily on disposable household income and consumer spending. As a result, consumer cyclical companies may be adversely affected and lose value quickly in periods of economic downturns.
Income Risk: The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the NAV of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.  In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Non-Diversification Risk: The Fund may become “non-diversified” for periods of time solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). To the extent the Fund becomes non-diversified, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds.
45

Restricted Securities Risk: The Fund may hold securities that have not been registered for sale to the public under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility.
Swaps Risk: A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty's defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	8.81%	Q2 2020
Lowest Quarterly Return	-11.82%	Q1 2020
Year-to-Date	0.48%	9/30/2026
Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
46

	One Year	Five Years	Ten Years
Return Before Taxes	7.53%	5.28%	6.03%
Return After Taxes on Distributions	4.45%	2.59%	3.45%
Return After Taxes on Distributions and Sale of Fund Shares	4.39%	2.84%	3.49%
Bloomberg US High Yield 350mn Cash Pay 0-5 Yr 2% Capped Index (reflects no deduction for fees, expenses or taxes)	7.85%	5.54%	6.30%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	2.01%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Bradley Sullivan, Kyle Kelly, Ryan Mensching and Mark Cole.
Bradley Sullivan, CFA, is a Managing Director of the Adviser and the Global Head of High Yield and Leveraged Loans in the Fixed Income Beta Solutions Team. He joined the Adviser in 2015.
Kyle Kelly, CFA, FRM, is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Team. He joined the Adviser in 2007.
Ryan Mensching, CFA, is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Team. He joined the Adviser in 2024.
Mark Cole, CFA, is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Team. He joined the Adviser in 2017.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
47

State Street® SPDR® Nuveen ICE High Yield Municipal Bond ETF
Investment Objective
The State Street SPDR Nuveen ICE High Yield Municipal Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. high yield municipal bond market and to provide income that is exempt from federal income taxes.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.35%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.35%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$36	$113	$197	$443
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 10% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the ICE US Select High Yield Crossover Municipal Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”), the investment sub-adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Sub-Adviser to be in the best interest of the Fund in pursuing its objective. The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended; however, the Fund may become “non-diversified” solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). When the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.
48

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. Additionally, the Fund intends to invest, under normal circumstances, at least 80% of its net assets, plus the amount of borrowings for investment purposes, in investments the income of which is exempt from Federal income tax. In addition, in seeking to track the Index, the Fund may invest in debt securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries.
The Index is market capitalization-weighted and designed to measure the performance of lower-rated (A3/A+ or lower) and unrated U.S. dollar-denominated tax-exempt debt publicly issued in the U.S. domestic market by U.S. states, U.S. territories and their political subdivisions. Bonds included in the Index may include private activity bonds, which are typically issued by or on behalf of local or state governments for the purpose of financing the project of a private user.
The Index is a blend of the following indices: (i) 70% ICE Core High Yield & Unrated Municipal Index; (ii) 20% ICE 1+ Year BBB AMT-Free Broad National Municipal Index; and (iii) 10% ICE 1+ Year Single-A AMT-Free Broad National Municipal Index. Constituents of the ICE Core High Yield & Unrated Municipal Index must be non-rated or rated below investment grade (Ba1/BB+ or lower) by Moody's Investors Service, Inc. (“Moody's”), Standard & Poor's (“S&P”) and Fitch Ratings Inc. (“Fitch”) (if rated by all three agencies, two of the three ratings must be Ba1/BB+ or lower; if rated by two agencies, the lowest rating must be Ba1/BB+ or lower; and if rated by a single agency, the security must be rated Ba1/BB+ or lower), have at least a $3 million currently outstanding face value, be issued as part of a deal with an original offering size of at least $15 million, and have a remaining term to final maturity of at least one year. Constituents of the ICE 1+ Year BBB AMT-Free Broad National Municipal Index must be rated Baa3, Baa2, or Baa1 by Moody's or BBB-, BBB, or BBB+ by S&P or Fitch (based on the middle rating of the three agencies), have at least a $10 million currently outstanding face value, be issued as part of a deal with an original offering size of at least $100 million, and have a remaining term to final maturity of at least one year. Constituents of the ICE 1+ Year Single-A AMT-Free Broad National Municipal Index must be rated A3, A2, or A1 by Moody's or A-, A, or A+ by S&P or Fitch, (based on the middle rating of the three agencies) have at least a $10 million currently outstanding face value, be issued as part of a deal with an original offering size of at least $100 million, and have a remaining term to final maturity of at least one year.
Only fixed-rate coupon bonds (including zero coupon bonds) are eligible for inclusion in the Index. Securities included in the Index may include when-issued securities. Private placements, variable rate demand obligations, securities in legal default, floating rate debt, municipal commercial paper, and debt issued under the municipal liquidity facility are excluded from the Index. The Index is rebalanced and reconstituted on the last calendar day of each month. As of July 31, 2026, there were 16,777 securities in the Index.
The Index is sponsored by ICE Data Indices, LLC (the “Index Provider”), which is not affiliated with the Fund, the Adviser or the Sub-Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the
49

extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
Below Investment-Grade Securities Risk: Lower-quality debt securities (“high yield” or “junk” bonds) are considered predominantly speculative, and can involve a substantially greater risk of default than higher quality debt securities. Issuers of lower-quality debt securities may have substantially greater risk of insolvency or bankruptcy than issuers of higher-quality debt securities. They can be illiquid, and their values can have significant volatility and may decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.
Municipal Obligations Risk: Issuers, including governmental issuers, may be unable to pay their obligations as they come due. The values of municipal obligations may be adversely affected by local political and economic conditions and developments. In addition, the values of municipal obligations that depend on a specific revenue source to fund their payment obligations may fluctuate as a result of actual or anticipated changes in the cash flows generated by the revenue source or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source. Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In addition, changes in U.S. federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations. Loss of tax-exempt status may cause interest received and distributed by the Fund to shareholders to be taxable and may result in a significant decline in the values of such municipal obligations.
Political Risk: A significant restructuring of federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Lower income tax rates could reduce the advantage of owning municipals.
Private Activity Bonds Risk: Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place limitations on the size of such issues. The credit and quality of private activity bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds are the responsibility of the corporate user (and/or any guarantor), which means that the holder of the private activity bond is exposed to the risk that the corporate user (and/or any guarantor) may default on the private activity bond. Conditions such as regulatory and environmental restrictions and economic downturns may lower the need for and the ability of corporate users to pay for the projects financed by private activity bonds. The Fund's distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax applicable to noncorporate taxpayers.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Income Risk: The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
50

Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Sub-Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Sub-Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the NAV of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.  In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Non-Diversification Risk: The Fund may become “non-diversified” for periods of time solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). To the extent the Fund becomes non-diversified, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds.
Tax Exemption Risk: There is no guarantee that the Fund's income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to decline in value.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
51

When-Issued Securities Risk: The Fund may purchase securities on a when-issued or forward commitment basis. The purchase price of such securities is typically fixed at the time of the commitment, with delivery and payment taking place in the future. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. Purchase of securities on a when-issued or forward commitment basis may give rise to investment leverage, and may result in increased volatility of the Fund's NAV. Default by, or bankruptcy of, a counterparty to a when-issued transaction would expose the Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools specified in such transaction. Financial Industry Regulatory Authority, Inc. rules impose mandatory margin requirements for certain types of when-issued or forward commitment transactions, with limited exceptions. Such transactions require mandatory collateralization which may increase the cost of such transactions and impose added operational complexity.
Zero-Coupon Bond Risk: Zero-coupon bonds usually trade at a deep discount from their face or par values and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest.
52

Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	7.78%	Q4 2023
Lowest Quarterly Return	-7.50%	Q1 2022
Year-to-Date	-3.20%	9/30/2026
Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.  Effective October 1, 2019, the Fund's benchmark index changed from the S&P Municipal Yield Index to the Bloomberg Municipal Yield Index. Effective June 1, 2025, the Fund's benchmark index changed from the Bloomberg Municipal Yield Index to the ICE US Select High Yield Crossover Municipal Index. Each benchmark index change was consistent with a change in the Fund's principal investment strategy to track the performance of a new index. Performance of the Fund shown below is therefore based on the Fund's investment strategy to track the applicable prior indexes and may have been different had the Fund tracked the current index.
	One Year	Five Years	Ten Years
Return Before Taxes	2.08%	0.67%	2.60%
Return After Taxes on Distributions	2.06%	0.65%	2.58%
Return After Taxes on Distributions and Sale of Fund Shares	3.07%	1.37%	2.88%
ICE US Select High Yield Crossover Municipal Index/Bloomberg Municipal Yield Index/S&P Municipal Yield Index[1] (reflects no deduction for fees, expenses or taxes)	3.58%	2.08%	4.00%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	2.01%
1
Returns shown are reflective of the ICE US Select High Yield Crossover Municipal Index for the period from June 1, 2025 to December 31, 2025, the Bloomberg Municipal Yield Index for the period from October 1, 2019 to May 31, 2025 and the S&P Municipal Yield Index for the period from January 1, 2016 to September 30, 2019.
Portfolio Management
Investment Adviser and Sub-Adviser
SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”) serves as the investment adviser to the Fund. Nuveen Asset Management serves as investment sub-adviser to the Fund, subject to supervision by the Adviser and oversight by the Trust's Board of Trustees. To the extent that a reference in this Prospectus refers to the Adviser, with respect to the Fund, such reference should also be read to refer to Nuveen Asset Management, where the context requires.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Timothy Ryan and Joel Levy.
Timothy T. Ryan, CFA, is a Managing Director and Portfolio Manager at Nuveen Asset Management. Mr. Ryan joined an affiliate of Nuveen Asset Management in 2010.
Joel H. Levy is a Managing Director and Portfolio Manager at Nuveen Asset Management. Mr. Levy joined an affiliate of Nuveen Asset Management in 2011.
53

Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund intends to pay income that is exempt from regular federal income tax, but which may be subject to federal alternative minimum tax. A portion of the Fund's distributions may be subject to such taxes. Income from municipal securities of states other than the shareholder's state of residence generally will not qualify for tax-free treatment for such shareholder with respect to state and local taxes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
54

State Street® SPDR® Nuveen ICE Municipal Bond ETF
Investment Objective
The State Street SPDR Nuveen ICE Municipal Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. municipal bond market and provides income that is exempt from federal income taxes.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.23%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.23%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$24	$74	$130	$293
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 38% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the ICE 1+ Year AMT-Free Broad Municipal Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”), the investment sub-adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Sub-Adviser to be in the best interest of the Fund in pursuing its objective. The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended; however, the Fund may become “non-diversified” solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). When the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. Additionally, the Fund intends to invest, under normal circumstances, at least 80% of its net assets, plus the amount of borrowings for investment purposes, in investments the income of which is exempt from Federal income tax. In addition, in seeking to track the Index, the
55

Fund may invest in debt securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries.
The Index is designed to track the performance of U.S. dollar denominated investment grade tax-exempt debt publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market. The Index includes state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds. A general obligation bond is secured by the full faith and credit of its issuer. A revenue bond is payable from a specific source of revenue. A pre-refunded bond is a revenue bond that the issuer has allocated funds to fully retire. An insured bond is protected from issuer default or rating downgrade by an insurance company. The Index also includes municipal lease obligations, which are securities issued by state and local governments and authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in a lease or contract.
The Index is a rules-based, market-capitalization weighted index engineered for the tax-exempt bond market. All bonds in the Index must be exempt from federal taxes, U.S. dollar denominated and have an average rating of Baa3/BBB- or higher by the following statistical ratings agencies: Moody's Investors Service, Inc., S&P Global Ratings, and Fitch Ratings Inc. In addition, to be included in the Index, a security must (i) not be subject to alternative minimum tax; (ii) have a fixed coupon schedule; (iii) have at least one year remaining term to final maturity; (iv) have at least 18 months to final maturity at the time of issuance; and (v) meet the following minimum size requirements: (a) have a minimum current amount outstanding of $5 million for bonds with an initial term to final maturity of less than 3 years; (b) have a minimum current amount outstanding of $7 million for bonds with an initial term to final maturity of 3 to 15 years; and (c) have a minimum current amount outstanding of $10 million for bonds with an initial term to final maturity of 15 or more years. Securities included in the Index may include when-issued securities and zero-coupon bonds. Secondarily insured bonds, Rule 144A bonds, bonds issued under the municipal liquidity facility or a municipal commercial paper program are excluded from the Index. The Index is rebalanced and reconstituted monthly on the last calendar day of the month. As of July 31, 2026, there were 64,007 securities in the Index.
The Index is sponsored by ICE Data Indices, LLC (the “Index Provider”), which is not affiliated with the Fund, the Adviser or the Sub-Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on
56

the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
Municipal Obligations Risk: Issuers, including governmental issuers, may be unable to pay their obligations as they come due. The values of municipal obligations may be adversely affected by local political and economic conditions and developments. In addition, the values of municipal obligations that depend on a specific revenue source to fund their payment obligations may fluctuate as a result of actual or anticipated changes in the cash flows generated by the revenue source or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source. Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In addition, changes in U.S. federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations. Loss of tax-exempt status may cause interest received and distributed by the Fund to shareholders to be taxable and may result in a significant decline in the values of such municipal obligations.
Political Risk: A significant restructuring of federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Lower income tax rates could reduce the advantage of owning municipals.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Income Risk: The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Sub-Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Sub-Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the NAV of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.  In addition, the Fund, due
57

to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Non-Diversification Risk: The Fund may become “non-diversified” for periods of time solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). To the extent the Fund becomes non-diversified, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds.
Tax Exemption Risk: There is no guarantee that the Fund's income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to decline in value.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
When-Issued Securities Risk: The Fund may purchase securities on a when-issued or forward commitment basis. The purchase price of such securities is typically fixed at the time of the commitment, with delivery and payment taking place in the future. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. Purchase of securities on a when-issued or forward commitment basis may give rise to investment leverage, and may result in increased volatility of the Fund's NAV. Default by, or bankruptcy of, a counterparty to a when-issued transaction would expose the Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools specified in such transaction. Financial Industry Regulatory Authority, Inc. rules impose mandatory margin requirements for certain types of when-issued or forward commitment transactions, with limited exceptions. Such transactions require mandatory collateralization which may increase the cost of such transactions and impose added operational complexity.
Zero-Coupon Bond Risk: Zero-coupon bonds usually trade at a deep discount from their face or par values and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
58

Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	8.56%	Q4 2023
Lowest Quarterly Return	-7.11%	Q1 2022
Year-to-Date	-4.28%	9/30/2026
Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.  Effective January 2, 2019, the Fund's benchmark index changed from the Bloomberg Municipal Managed Money Index to the Bloomberg Municipal Managed Money 1-25 Years Index. Effective June 1, 2025, the Fund's benchmark index changed from the Bloomberg Municipal Managed Money 1-25 Years Index to the ICE 1+ Year AMT-Free Broad Municipal Index. Each benchmark index change was consistent with a change in the Fund's principal investment strategy to track the performance of a new index. Performance of the Fund shown below is therefore based on the Fund's investment strategy to track the applicable prior indexes and may have been different had the Fund tracked the current index.
	One Year	Five Years	Ten Years
Return Before Taxes	3.49%	-0.29%	1.71%
Return After Taxes on Distributions	3.45%	-0.30%	1.70%
Return After Taxes on Distributions and Sale of Fund Shares	3.41%	0.32%	1.84%
ICE 1+ Year AMT-Free Broad Municipal Index/Bloomberg Municipal Managed Money 1-25 Years Index/Bloomberg Municipal Managed Money Index[1] (reflects no deduction for fees, expenses or taxes)	4.23%	0.33%	2.19%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	2.01%
1
Returns shown are reflective of the ICE 1+ Year AMT-Free Broad Municipal Index for the period from June 1, 2025 to December 31, 2025, the Bloomberg Municipal Managed Money 1-25 Years Index for the period from January 2, 2019 to May 31, 2025 and the Bloomberg Municipal Managed Money Index for the period from January 1, 2016 to January 1, 2019.
Portfolio Management
Investment Adviser and Sub-Adviser
SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”) serves as the investment adviser to the Fund. Nuveen Asset Management serves as investment sub-adviser to the Fund, subject to supervision by the Adviser and oversight by the Trust's Board of Trustees. To the extent that a reference in this Prospectus refers to the Adviser, with respect to the Fund, such reference should also be read to refer to Nuveen Asset Management, where the context requires.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Timothy Ryan and Joel Levy.
Timothy T. Ryan, CFA, is a Managing Director and Portfolio Manager at Nuveen Asset Management. Mr. Ryan joined an affiliate of Nuveen Asset Management in 2010.
Joel H. Levy is a Managing Director and Portfolio Manager at Nuveen Asset Management. Mr. Levy joined an affiliate of Nuveen Asset Management in 2011.
59

Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund intends to pay income that is exempt from regular federal income tax, but which may be subject to federal alternative minimum tax. A portion of the Fund's distributions may be subject to such taxes. Income from municipal securities of states other than the shareholder's state of residence generally will not qualify for tax-free treatment for such shareholder with respect to state and local taxes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
60

State Street® SPDR® Nuveen ICE Short Term Municipal Bond ETF
Investment Objective
The State Street SPDR Nuveen ICE Short Term Municipal Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the short term tax exempt municipal bond market and provides income that is exempt from federal income taxes.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.20%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.20%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$20	$64	$113	$255
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 34% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the ICE 1-5 Year AMT-Free Broad Municipal Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”), the investment sub-adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Sub-Adviser to be in the best interest of the Fund in pursuing its objective. The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended; however, the Fund may become “non-diversified” solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). When the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.
61

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. Additionally, the Fund intends to invest, under normal circumstances, at least 80% of its net assets, plus the amount of borrowings for investment purposes, in investments the income of which is exempt from Federal income tax. In addition, in seeking to track the Index, the Fund may invest in debt securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries.
The Index is designed to track the performance of U.S. dollar denominated investment grade, short-term tax-exempt debt publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market. The Index includes state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds. A general obligation bond is secured by the full faith and credit of its issuer. A revenue bond is payable from a specific source of revenue. A pre-refunded bond is a revenue bond that the issuer has allocated funds to fully retire. An insured bond is protected from issuer default or rating downgrade by an insurance company. The Index also includes municipal lease obligations, which are securities issued by state and local governments and authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in a lease or contract.
The Index is a rules-based, market-capitalization weighted index engineered for the tax-exempt bond market. All bonds in the Index must be exempt from federal taxes, U.S. dollar denominated and have an average rating of Baa3/BBB- or higher by the following statistical ratings agencies: Moody's Investors Service, Inc., S&P Global Ratings and Fitch Ratings Inc. In addition, to be included in the Index, a security must (i) not be subject to alternative minimum tax; (ii) have a fixed coupon schedule; (iii) have a remaining term to final maturity between 1 and 5 years; (iv) have at least 18 months to final maturity at the time of issuance; and (v) meet the following minimum size requirements: (a) have a minimum current amount outstanding of $5 million for bonds with an initial term to final maturity of less than 3 years; (b) have a minimum current amount outstanding of $7 million for bonds with an initial term to final maturity of 3 to 15 years; and (c) have a minimum current amount outstanding of $10 million for bonds with an initial term to final maturity of 15 or more years. Securities included in the Index may include when-issued securities and zero-coupon bonds. Secondarily insured bonds, Rule 144A bonds, bonds issued under the municipal liquidity facility or a municipal commercial paper program are excluded from the Index. The Index is rebalanced and reconstituted monthly on the last calendar day of the month. As of July 31, 2026, there were 15,054 securities in the Index.
The Index is sponsored by ICE Data Indices, LLC (the “Index Provider”), which is not affiliated with the Fund, the Adviser or the Sub-Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at
62

low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
Municipal Obligations Risk: Issuers, including governmental issuers, may be unable to pay their obligations as they come due. The values of municipal obligations may be adversely affected by local political and economic conditions and developments. In addition, the values of municipal obligations that depend on a specific revenue source to fund their payment obligations may fluctuate as a result of actual or anticipated changes in the cash flows generated by the revenue source or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source. Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In addition, changes in U.S. federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations. Loss of tax-exempt status may cause interest received and distributed by the Fund to shareholders to be taxable and may result in a significant decline in the values of such municipal obligations.
Political Risk: A significant restructuring of federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Lower income tax rates could reduce the advantage of owning municipals.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Income Risk: The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Sub-Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Sub-Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
63

Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the NAV of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.  In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Low Short-Term Interest Rates Risk: During market conditions in which short-term interest rates are at low levels, the Fund's yield can be very low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). During these conditions, it is possible that the Fund will generate an insufficient amount of income to pay its expenses, and will not be able to pay its scheduled dividend. In addition, it is possible that during these conditions the Fund may experience difficulties purchasing and/or selling securities with respect to scheduled rebalances, and may, as a result, maintain a portion of its assets in cash, on which it may earn little, if any, income. Such market conditions may adversely affect the Fund's ability to achieve a high degree of correlation with the Index.
Non-Diversification Risk: The Fund may become “non-diversified” for periods of time solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). To the extent the Fund becomes non-diversified, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds.
Tax Exemption Risk: There is no guarantee that the Fund's income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to decline in value.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
When-Issued Securities Risk: The Fund may purchase securities on a when-issued or forward commitment basis. The purchase price of such securities is typically fixed at the time of the commitment, with delivery and payment taking place in the future. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. Purchase of securities on a when-issued or forward commitment basis may give rise to investment leverage, and may result in increased volatility of the Fund's NAV. Default by, or bankruptcy of, a counterparty to a when-issued transaction would expose the Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools specified in such transaction. Financial Industry Regulatory Authority, Inc. rules impose mandatory margin requirements for certain types of when-issued or forward commitment transactions, with limited exceptions. Such transactions require mandatory collateralization which may increase the cost of such transactions and impose added operational complexity.
Zero-Coupon Bond Risk: Zero-coupon bonds usually trade at a deep discount from their face or par values and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest.
64

Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	3.83%	Q4 2023
Lowest Quarterly Return	-3.70%	Q1 2022
Year-to-Date	-1.00%	9/30/2026
Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.  Effective June 1, 2025 (the “Benchmark Index Change Date”), the Fund's benchmark index changed from the Bloomberg Managed Money Municipal Short Term Index (the “Previous Benchmark Index”) to the ICE 1-5 Year AMT-Free Broad Municipal Index, consistent with a change in the Fund's principal investment strategy to track the performance of the current index. Performance of the Fund shown below is therefore based on the Fund's investment strategy to track the Previous Benchmark Index and may have been different had the Fund tracked the current index.
	One Year	Five Years	Ten Years
Return Before Taxes	3.75%	0.74%	1.21%
Return After Taxes on Distributions	3.74%	0.73%	1.20%
Return After Taxes on Distributions and Sale of Fund Shares	3.30%	0.89%	1.23%
ICE 1-5 Year AMT-Free Broad Municipal Index/Bloomberg Managed Money Municipal Short Term Index[1] (reflects no deduction for fees, expenses or taxes)	4.00%	1.01%	1.47%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	2.01%
1
Returns shown are reflective of the Index for periods beginning on the Benchmark Index Change Date and the Previous Benchmark Index for periods prior to the Benchmark Index Change Date.
Portfolio Management
Investment Adviser and Sub-Adviser
SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”) serves as the investment adviser to the Fund. Nuveen Asset Management serves as investment sub-adviser to the Fund, subject to supervision by the Adviser and oversight by the Trust's Board of Trustees. To the extent that a reference in this Prospectus refers to the Adviser, with respect to the Fund, such reference should also be read to refer to Nuveen Asset Management, where the context requires.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Timothy Ryan, Joel Levy and Michael P. McElduff.
Timothy T. Ryan, CFA, is a Managing Director and Portfolio Manager at Nuveen Asset Management. Mr. Ryan joined an affiliate of Nuveen Asset Management in 2010.
Joel H. Levy is a Managing Director and Portfolio Manager at Nuveen Asset Management. Mr. Levy joined an affiliate of Nuveen Asset Management in 2011.
65

Michael P. McElduff is a Senior Director and Portfolio Manager for the exchange traded funds (ETFs) at Nuveen Asset Management as well as a client portfolio manager supporting Nuveen Asset Management municipal products. Mr. McElduff joined Nuveen Asset Management in 2020.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund intends to pay income that is exempt from regular federal income tax, but which may be subject to federal alternative minimum tax. A portion of the Fund's distributions may be subject to such taxes. Income from municipal securities of states other than the shareholder's state of residence generally will not qualify for tax-free treatment for such shareholder with respect to state and local taxes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
66

State Street® SPDR® Portfolio Aggregate Bond Index ETF
(formerly, State Street® SPDR® Portfolio Aggregate Bond ETF)
Investment Objective
The State Street SPDR Portfolio Aggregate Bond Index ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. dollar denominated investment grade bond market.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.03%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.03%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$3	$10	$17	$39
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 18% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the Bloomberg U.S. Aggregate Bond Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective. The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended; however, the Fund may become “non-diversified” solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). When the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. TBA Transactions (as defined below) are included within the above-noted investment policy. In addition, in seeking to track the Index, the Fund may invest in
67

debt securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. The Fund may use derivatives, including credit default swaps and credit default index swaps, to obtain investment exposure that the Adviser expects to correlate closely with the Index, or a portion of the Index, and in managing cash flows.
The Index is designed to measure the performance of the U.S. dollar denominated investment grade bond market, which includes investment grade (must be Baa3/BBB- or higher using the middle rating of Moody's Investors Service, Inc., S&P Global Ratings, and Fitch Ratings Inc.) government bonds, investment grade corporate bonds, mortgage pass-through securities, commercial mortgage backed securities and other asset backed securities that are publicly for sale in the United States. The securities in the Index must have at least 1 year remaining to maturity and must have $300 million or more of outstanding face value. Asset backed securities must have a minimum deal size of $500 million and a minimum tranche size of $25 million. For commercial mortgage backed securities, the original aggregate transaction must have a minimum deal size of $500 million, and a minimum tranche size of $25 million; the aggregate outstanding transaction sizes must be at least $300 million to remain in the Index. In addition, the securities must be U.S. dollar denominated, fixed rate, non-convertible, and taxable. Certain types of securities, such as flower bonds, targeted investor notes, and state and local government series bonds are excluded from the Index. Also excluded from the Index are structured notes with embedded swaps or other special features, private placements, floating rate securities and Eurobonds. The Index is market capitalization weighted and the securities in the Index are updated on the last business day of each month. As of July 31, 2026, there were 14,173 securities in the Index.
As of July 31, 2026, approximately 29% of the bonds represented in the Index were U.S. agency mortgage pass-through securities. U.S. agency mortgage pass-through securities are securities issued by entities such as Government National Mortgage Association (“GNMA”) and Federal National Mortgage Association (“FNMA”) that are backed by pools of mortgages. Transactions in mortgage pass-through securities may occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement, referred to as a “to-be-announced transaction” or “TBA Transaction.” In a TBA Transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to the settlement date; however, it is not anticipated that the Fund will receive pools, but instead will participate in rolling TBA Transactions. The Fund expects to enter into such contracts on a regular basis. The Fund, pending settlement of such contracts, will invest its assets in high-quality, liquid short term instruments, including shares of affiliated money market funds.
The Index is sponsored by Bloomberg Index Services Limited (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an
68

operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Income Risk: The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the NAV of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.  In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Money Market Fund Investment Risk: An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency. Certain money market funds seek to preserve the value of their shares at $1.00 per share, although there can be no assurance that they will do so, and it is possible to lose money by investing in such a money market fund. A major or unexpected change in interest rates or a decline in the credit quality of an issuer or entity providing credit support, an inactive trading market for money market instruments, or adverse market, economic, industry, political, regulatory, geopolitical, and other conditions could cause the share price of such a money market fund to fall below $1.00. Other money market funds price and transact at a “floating” NAV that will fluctuate along with changes in the market-based value of
69

fund assets. Shares sold utilizing a floating NAV may be worth more or less than their original purchase price. Recent changes in the regulation of money market funds may affect the operations and structures of money market funds.
Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to the risk of significant credit downgrades, illiquidity, and defaults to a greater extent than many other types of fixed-income investments. The liquidity of mortgage-related and asset-backed securities may change over time. During periods of falling interest rates, mortgage- and asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of mortgage- and asset-backed securities may extend, which may lock in a below-market interest rate, increase the security's duration and interest rate sensitivity, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, and the underlying assets or collateral may be insufficient if the issuer defaults.
Non-Diversification Risk: The Fund may become “non-diversified” for periods of time solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). To the extent the Fund becomes non-diversified, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds.
Swaps Risk: A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty's defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
U.S. Government Securities Risk: Certain U.S. government securities are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, are not supported by the full faith and credit of the U.S. government, and involve increased credit risks.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
When-Issued, TBA and Delayed Delivery Securities Risk: The Fund may purchase securities on a when-issued, to-be-announced (“TBA”) or delayed delivery basis and may purchase securities on a forward commitment basis. The purchase price of the securities is typically fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. Purchase of securities on a when-issued, TBA, delayed delivery, or forward commitment basis may give rise to investment leverage, and may result in increased volatility of the Fund's NAV. Default by, or bankruptcy of, a counterparty to a when-issued, TBA or delayed delivery transaction would expose the Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools specified in such transaction. The Financial Industry Regulatory Authority, Inc. imposes mandatory margin requirements for certain types of when-issued, TBA, delayed delivery or forward commitment transactions, with limited exceptions. Such transactions require mandatory collateralization which may increase the cost of such transactions and impose added operational complexity.
70

Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	6.71%	Q4 2023
Lowest Quarterly Return	-5.91%	Q1 2022
Year-to-Date	-2.85%	9/30/2026
Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	7.19%	-0.41%	1.95%
Return After Taxes on Distributions	5.46%	-1.68%	0.72%
Return After Taxes on Distributions and Sale of Fund Shares	4.23%	-0.86%	0.96%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	2.01%
Bloomberg Global Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	8.17%	-2.15%	1.26%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Marc DiCosimo, Michael Przygoda and Read Burns.
Marc DiCosimo, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Fixed Income Beta Solutions Team. He joined the Adviser in 2013.
Michael Przygoda, CFA, is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Team. He joined the Adviser in 2006.
Read Burns is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Team. He joined the Adviser in 2012.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price
71

greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
72

State Street® SPDR® Portfolio Corporate Bond Index ETF
(formerly,  State Street® SPDR® Portfolio Corporate Bond ETF)
Investment Objective
The State Street SPDR Portfolio Corporate Bond Index ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. corporate bond market.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.03%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.03%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$3	$10	$17	$39
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 25% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the Bloomberg U.S. Corporate Bond Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective. The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended; however, the Fund may become “non-diversified” solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). When the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the Fund may invest in debt securities that are not included in the Index. The Fund may also invest in cash and cash
73

equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. The Fund may use derivatives, including credit default swaps and credit default index swaps, to obtain investment exposure that the Adviser expects to correlate closely with the Index, or a portion of the Index, and in managing cash flows.
The Index is designed to measure the performance of the investment grade corporate bond market. The Index includes publicly issued, investment grade, fixed-rate, taxable, U.S. dollar-denominated corporate bonds issued by U.S. and non-U.S. industrial, utility, and financial institutions. Bonds included in the Index must have $300 million or more of par amount outstanding and a remaining maturity of at least 1 year. The Index considers investment grade securities to be rated Baa3/BBB- or higher, using the middle rating of Moody's Investors Service, Inc., Fitch Ratings Inc., or S&P Global Ratings. If only two of the three agencies rate the security, then the more conservative (lower) rating will be used to determine Index eligibility. If only one of the agencies rates the security, then that rating will be used. SEC-registered securities, bonds exempt from registration at the time of issuance and SEC Rule 144A securities with registration rights are eligible for inclusion. The Index is rebalanced monthly on the last business day of the month. As of August 31, 2026, a significant portion of the Fund comprised companies in the financial and industrial sectors, although this may change from time to time. As of July 31, 2026, there were 8,779 securities in the Index.
The Index is sponsored by Bloomberg Index Services Limited (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Financial Sector Risk: Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they
74

must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Income Risk: The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Industrial Sector Risk: Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products and services in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, another component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the NAV of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may
75

also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.  In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Non-Diversification Risk: The Fund may become “non-diversified” for periods of time solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). To the extent the Fund becomes non-diversified, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds.
Non-U.S. Securities Risk: Non-U.S. securities are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. To the extent underlying securities held by the Fund trade on foreign exchanges that are closed when the exchange on which the Fund's shares trade is open, there may be deviations between the current price of an underlying security and the last quoted price for the underlying security on the closed foreign market. These deviations could result in the Fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Certain countries may institute negative interest rates on certain fixed-income securities, and similar interest rate conditions may be experienced in other regions. Investments in fixed-income securities with very low or negative interest rates may magnify the Fund's susceptibility to interest rate risk and diminish yield and performance, and such investments may be subject to heightened volatility and reduced liquidity.
Restricted Securities Risk: The Fund may hold securities that have not been registered for sale to the public under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility.
Swaps Risk: A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty's defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
76

Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	9.40%	Q2 2020
Lowest Quarterly Return	-7.52%	Q1 2022
Year-to-Date	-2.92%	9/30/2026
Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares. Effective July 31, 2018 (the “Benchmark Index Change Date”), the Fund's benchmark index changed from the Bloomberg Issuer Scored Corporate Index (the “Previous Benchmark Index”) to the Bloomberg U.S. Corporate Bond Index, consistent with a change in the Fund's principal investment strategy to track the performance of the current index. Performance of the Fund prior to the Benchmark Index Change Date is therefore based on the Fund's investment strategy to track the Previous Benchmark Index and may have been different had the Fund tracked the current index.
	One Year	Five Years	Ten Years
Return Before Taxes	7.87%	0.05%	3.30%
Return After Taxes on Distributions	5.64%	-1.66%	1.72%
Return After Taxes on Distributions and Sale of Fund Shares	4.62%	-0.71%	1.84%
Bloomberg U.S. Corporate Bond Index/Bloomberg Issuer Scored Corporate Index[1] (reflects no deduction for fees, expenses or taxes)	7.77%	-0.09%	3.25%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	2.01%
1
Returns shown are reflective of the Index for periods beginning on the Benchmark Index Change Date and the Previous Benchmark Index for periods prior to the Benchmark Index Change Date.
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Michael Brunell, Frank Miethe and Christopher DiStefano.
Michael Brunell, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Fixed Income Beta Solutions Team. He joined the Adviser in 1997.
Frank Miethe, CFA, is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Team. He joined the Adviser in 2010.
Christopher DiStefano is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Team. He joined the Adviser in 2010.
77

Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
78

State Street® SPDR® Portfolio High Yield Bond Index ETF
(formerly, State Street® SPDR® Portfolio High Yield Bond ETF)
Investment Objective
The State Street SPDR Portfolio High Yield Bond Index ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the broad U.S. corporate high yield market.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.05%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.05%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$5	$16	$28	$64
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 71% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the ICE BofA US High Yield Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective. The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended; however, the Fund may become “non-diversified” solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). When the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the Fund may invest in debt securities that are not included in the Index. The Fund may also invest in cash and cash
79

equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. The Fund may use derivatives, including credit default swaps and credit default index swaps, to obtain investment exposure that the Adviser expects to correlate closely with the Index, or a portion of the Index, and in managing cash flows.
The Index is designed to measure the performance of U.S. dollar denominated below investment grade (commonly referred to as “junk”) corporate debt publicly issued in the U.S. domestic market. The Index includes securities rated below investment grade (based on an average of Moody's Investors Service, Inc., Fitch Ratings Inc., and S&P Global Ratings) with at least 18 months remaining to final maturity at the time of issuance and at least one year remaining term to final maturity as of the Index's rebalancing date. In addition, individual securities of qualifying issuers must have a fixed coupon schedule and a minimum amount outstanding of $250 million. Qualifying corporate issuers must have risk exposure to an FX-G10 or Western European country, or a territory of the United States or a Western European country. As of July 31, 2026, the FX-G10 includes all Eurozone members, the United States, Japan, the United Kingdom, Canada, Australia, New Zealand, Switzerland, Norway and Sweden. Securities included in the Index may include securities that are subject to restrictions on resale under the U.S. federal securities laws (“restricted securities”).
The Index is market capitalization weighted, and is rebalanced on the last calendar day of the month based on information available up to and including the third business day before the last business day of the month. As of August 31, 2026, a significant portion of the Fund comprised companies in the consumer cyclical sector, although this may change from time to time. As of July 31, 2026, there were approximately 1,890 securities in the Index.
The Index is sponsored by ICE Data Indices, LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
Below Investment-Grade Securities Risk: Lower-quality debt securities (“high yield” or “junk” bonds) are considered predominantly speculative, and can involve a substantially greater risk of default than higher quality debt securities. Issuers of lower-quality debt securities may have substantially greater risk of insolvency or bankruptcy than issuers of higher-quality debt securities. They can be illiquid, and their values can have significant
80

volatility and may decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Consumer Cyclical Sector Risk: Companies in the consumer cyclical sector are largely impacted by the performance of the overall global economy, changes in interest rates, fluctuations in supply and demand, and changes in consumer preferences. Success depends heavily on disposable household income and consumer spending. As a result, consumer cyclical companies may be adversely affected and lose value quickly in periods of economic downturns.
Geographic Focus Risk: The performance of a fund that invests significantly in one or more countries or geographic regions will be closely tied to market, currency, economic, political, environmental, or regulatory conditions and developments in the countries or regions in which the fund invests, and may be more volatile than the performance of a fund that does not invest significantly in such countries or regions.
Europe: Countries in Europe will be significantly affected by the fiscal and monetary controls of the Economic and Monetary Union of the European Union (“EMU”). Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro and recessions among European countries may have a significant adverse effect on the economies of other European countries. In addition, one or more countries may abandon the euro and/or withdraw from the European Union (“EU”). On January 31, 2020, the United Kingdom (“UK”) formally withdrew from the EU (commonly known as “Brexit”). An agreement between the UK and the EU governing their future trade relationship became effective January 1, 2021, but that agreement does not include an agreement on financial services. In June 2023, the UK and the EU entered into a memorandum of understanding establishing a framework for regulatory cooperation in financial services. Moreover, the UK government has undertaken a program of financial services law reform pursuant to which many EU financial services laws that were assimilated into UK law following Brexit are being repealed or replaced with legislation or rules made by the UK government or financial services regulators. Accordingly, uncertainty remains in certain areas as to the future relationship between the UK and the EU. Brexit has already had a significant impact on the UK, Europe, and global economies, and could continue to result in volatility and illiquidity, legal, political, economic and regulatory uncertainties and lower economic growth for these economies that could in turn have an adverse effect on the value of the Fund's investments. Any further exits from the EU, or the possibility of such exits, or the abandonment of the euro, may cause additional market disruption globally and introduce new legal and regulatory uncertainties. In addition, a number of countries in Europe have suffered terrorist attacks and additional attacks may occur in the future. Such attacks may cause uncertainty in financial markets and may adversely affect the performance of the issuers to which the Fund has exposure.
Income Risk: The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to
81

reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the NAV of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.  In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Non-Diversification Risk: The Fund may become “non-diversified” for periods of time solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). To the extent the Fund becomes non-diversified, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds.
Non-U.S. Securities Risk: Non-U.S. securities are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. To the extent underlying securities held by the Fund trade on foreign exchanges that are closed when the exchange on which the Fund's shares trade is open, there may be deviations between the current price of an underlying security and the last quoted price for the underlying security on the closed foreign market. These deviations could result in the Fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Certain countries may institute negative interest rates on certain fixed-income securities, and similar interest rate conditions may be experienced in other regions. Investments in fixed-income securities with very low or negative interest rates may magnify the Fund's susceptibility to interest rate risk and diminish yield and performance, and such investments may be subject to heightened volatility and reduced liquidity.
Restricted Securities Risk: The Fund may hold securities that have not been registered for sale to the public under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility.
Swaps Risk: A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty's defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
82

Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	9.62%	Q2 2020
Lowest Quarterly Return	-13.09%	Q1 2020
Year-to-Date	0.17%	9/30/2026
Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares. Effective April 1, 2019 (the “Benchmark Index Change Date”), the Fund's benchmark index changed from the ICE BofAML US Diversified Crossover Corporate Index (the “Previous Benchmark Index”) to the ICE BofA US High Yield Index (formerly known as ICE BofAML US High Yield Index), consistent with a change in the Fund's principal investment strategy to track the performance of the current index. Performance of the Fund prior to the Benchmark Index Change Date is therefore based on the Fund's investment strategy to track the Previous Benchmark Index and may have been different had the Fund tracked the current index.
	One Year	Five Years	Ten Years
Return Before Taxes	8.52%	4.73%	5.67%
Return After Taxes on Distributions	5.30%	1.87%	3.16%
Return After Taxes on Distributions and Sale of Fund Shares	4.97%	2.32%	3.24%
ICE BofA US High Yield Index/ICE BofAML US Diversified Crossover Corporate Index[1] (reflects no deduction for fees, expenses or taxes)	8.50%	4.50%	5.61%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	2.01%
1
Returns shown are reflective of the Index for periods beginning on the Benchmark Index Change Date and the Previous Benchmark Index for periods prior to the Benchmark Index Change Date.
83

Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Bradley Sullivan, Kyle Kelly, Ryan Mensching and Mark Cole.
Bradley Sullivan, CFA, is a Managing Director of the Adviser and the Global Head of High Yield and Leveraged Loans in the Fixed Income Beta Solutions Team. He joined the Adviser in 2015.
Kyle Kelly, CFA, FRM, is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Team. He joined the Adviser in 2007.
Ryan Mensching, CFA, is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Team. He joined the Adviser in 2024.
Mark Cole, CFA, is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Team. He joined the Adviser in 2017.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
84

State Street® SPDR® Portfolio Intermediate Term Corporate Bond Index ETF
(formerly, State Street® SPDR® Portfolio Intermediate Term Corporate Bond ETF)
Investment Objective
The State Street SPDR Portfolio Intermediate Term Corporate Bond Index ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the intermediate term (1-10 years) sector of the United States corporate bond market.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.04%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.04%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$4	$13	$23	$51
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 34% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the Bloomberg U.S. Intermediate Corporate Bond Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective. The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended; however, the Fund may become “non-diversified” solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). When the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.
85

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the Fund may invest in debt securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. The Fund may use derivatives, including credit default swaps and credit default index swaps, to obtain investment exposure that the Adviser expects to correlate closely with the Index, or a portion of the Index, and in managing cash flows.
The Index is designed to measure the performance of U.S. corporate bonds that have a maturity of greater than or equal to 1 year and less than 10 years. The Index is a component of the Bloomberg U.S. Corporate Index and includes investment grade, fixed-rate, taxable, U.S. dollar denominated debt with $300 million or more of par amount outstanding, issued by U.S. and non-U.S. industrial, utility, and financial institutions. Subordinated issues, securities with normal call and put provisions and sinking funds, medium-term notes (if they are publicly underwritten), 144A securities with registration rights, and global issues that are SEC-registered are included. Structured notes with embedded swaps or other special features, as well as private placements, floating- rate securities, and Eurobonds are excluded from the Index. The Index is rebalanced monthly, on the last business day of the month. As of August 31, 2026, a significant portion of the Fund comprised companies in the financial and industrial sectors, although this may change from time to time. As of July 31, 2026, there were 5,646 securities in the Index.
The Index is sponsored by Bloomberg Index Services Limited (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
86

Financial Sector Risk: Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Income Risk: The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Industrial Sector Risk: Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products and services in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, another component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
87

Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the NAV of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.  In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Non-Diversification Risk: The Fund may become “non-diversified” for periods of time solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). To the extent the Fund becomes non-diversified, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds.
Non-U.S. Securities Risk: Non-U.S. securities are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. To the extent underlying securities held by the Fund trade on foreign exchanges that are closed when the exchange on which the Fund's shares trade is open, there may be deviations between the current price of an underlying security and the last quoted price for the underlying security on the closed foreign market. These deviations could result in the Fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Certain countries may institute negative interest rates on certain fixed-income securities, and similar interest rate conditions may be experienced in other regions. Investments in fixed-income securities with very low or negative interest rates may magnify the Fund's susceptibility to interest rate risk and diminish yield and performance, and such investments may be subject to heightened volatility and reduced liquidity.
Restricted Securities Risk: The Fund may hold securities that have not been registered for sale to the public under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility.
Swaps Risk: A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty's defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
88

Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	7.82%	Q2 2020
Lowest Quarterly Return	-5.26%	Q1 2022
Year-to-Date	-1.55%	9/30/2026
Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	7.90%	1.51%	3.23%
Return After Taxes on Distributions	5.95%	0.12%	1.94%
Return After Taxes on Distributions and Sale of Fund Shares	4.64%	0.54%	1.91%
Bloomberg U.S. Intermediate Corporate Bond Index (reflects no deduction for fees, expenses or taxes)	7.95%	1.60%	3.29%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	2.01%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are David Marchetti, Frank Miethe and Christopher DiStefano.
David Marchetti, CFA, is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Team. He joined the Adviser in 2013.
Frank Miethe, CFA, is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Team. He joined the Adviser in 2010.
Christopher DiStefano is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Team. He joined the Adviser in 2010.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price
89

greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
90

State Street® SPDR® Portfolio Intermediate Term Treasury Index ETF
(formerly, State Street® SPDR® Portfolio Intermediate Term Treasury ETF)
Investment Objective
The State Street SPDR Portfolio Intermediate Term Treasury Index ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the intermediate-term sector of the United States Treasury market.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.03%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.03%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$3	$10	$17	$39
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 26% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the Bloomberg 3-10 Year U.S. Treasury Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective. The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended; however, the Fund may become “non-diversified” solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). When the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.
91

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the Fund may invest in debt securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes.
The Index is designed to measure the performance of intermediate term (3-10 years) public obligations of the U.S. Treasury. The Index includes all publicly issued U.S. Treasury securities that have a remaining maturity of greater than or equal to 3 years and less than 10 years, are rated investment grade and have $300 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars, fixed rate and non-convertible. Securities excluded from the Index include state and local government series bonds, inflation protected public obligations of the U.S. Treasury, commonly known as “TIPS,” floating rate bonds and coupon issues that have been stripped from bonds included in the Index. The Index is market capitalization weighted and the securities in the Index are updated on the last business day of each month. As of July 31, 2026, there were 103 securities in the Index.
The Index is sponsored by Bloomberg Index Services Limited (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
U.S. Treasury Obligations Risk: U.S. Treasury obligations may differ from other fixed income securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
92

Income Risk: The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the NAV of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.  In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Non-Diversification Risk: The Fund may become “non-diversified” for periods of time solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). To the extent the Fund becomes non-diversified, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
93

Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	7.05%	Q1 2020
Lowest Quarterly Return	-5.38%	Q1 2022
Year-to-Date	-2.93%	9/30/2026
Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares. Effective April 30, 2018 (the “Benchmark Index Change Date”), the Fund's benchmark index changed from the Bloomberg Intermediate U.S. Treasury Index (the “Previous Benchmark Index”) to the Bloomberg 3-10 Year U.S. Treasury Index, consistent with a change in the Fund's principal investment strategy to track the performance of the current index. Performance of the Fund prior to the Benchmark Index Change Date is therefore based on the Fund's investment strategy to track the Previous Benchmark Index and may have been different had the Fund tracked the current index.
	One Year	Five Years	Ten Years
Return Before Taxes	7.39%	-0.24%	1.64%
Return After Taxes on Distributions	5.74%	-1.25%	0.81%
Return After Taxes on Distributions and Sale of Fund Shares	4.35%	-0.62%	0.89%
Bloomberg 3-10 Year U.S. Treasury Index/Bloomberg Intermediate U.S. Treasury Index[1] (reflects no deduction for fees, expenses or taxes)	7.51%	-0.19%	1.70%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	2.01%
1
Returns shown are reflective of the Index for periods beginning on the Benchmark Index Change Date and the Previous Benchmark Index for periods prior to the Benchmark Index Change Date.
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Joanna Madden, Cynthia Moy and James Kramer.
Joanna Madden is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Team. She joined the Adviser in 2003.
Cynthia Moy is a Principal of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Team. She joined the Adviser in 2007.
James Kramer is a Vice President of the Adviser and a Senior Portfolio Manager in the Fixed Income Beta Solutions Team. He joined the Adviser in 1996.
94

Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
95

State Street® SPDR® Portfolio Long Term Corporate Bond Index ETF
(formerly, State Street® SPDR® Portfolio Long Term Corporate Bond ETF)
Investment Objective
The State Street SPDR Portfolio Long Term Corporate Bond Index ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the long term (10+ years) sector of the United States corporate bond market.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.04%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.04%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$4	$13	$23	$51
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 26% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the Bloomberg U.S. Long Term Corporate Bond Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective. The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended; however, the Fund may become “non-diversified” solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). When the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.
96

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the Fund may invest in debt securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries.
The Index is designed to measure the performance of U.S. corporate bonds that have a maturity of greater than or equal to 10 years. The Index is a component of the Bloomberg U.S. Corporate Index and includes investment grade, fixed-rate, taxable, U.S. dollar-denominated debt with $300 million or more of par amount outstanding, issued by U.S. and non-U.S. industrial, utility, and financial institutions. Subordinated issues, securities with normal call and put provisions and sinking funds, medium-term notes (if they are publicly underwritten), 144A securities with registration rights, and global issues that are SEC-registered are included. Structured notes with embedded swaps or other special features, as well as private placements, floating-rate securities, and Eurobonds are excluded from the Index. The Index is rebalanced monthly, on the last business day of the month. As of August 31, 2026, a significant portion of the Fund comprised companies in the industrial and financial sectors, although this may change from time to time. As of July 31, 2026, there were 3,133 securities in the Index.
The Index is sponsored by Bloomberg Index Services Limited (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
97

Financial Sector Risk: Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Income Risk: The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Industrial Sector Risk: Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products and services in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, another component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
98

Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the NAV of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.  In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Non-Diversification Risk: The Fund may become “non-diversified” for periods of time solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). To the extent the Fund becomes non-diversified, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds.
Non-U.S. Securities Risk: Non-U.S. securities are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. To the extent underlying securities held by the Fund trade on foreign exchanges that are closed when the exchange on which the Fund's shares trade is open, there may be deviations between the current price of an underlying security and the last quoted price for the underlying security on the closed foreign market. These deviations could result in the Fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Certain countries may institute negative interest rates on certain fixed-income securities, and similar interest rate conditions may be experienced in other regions. Investments in fixed-income securities with very low or negative interest rates may magnify the Fund's susceptibility to interest rate risk and diminish yield and performance, and such investments may be subject to heightened volatility and reduced liquidity.
Restricted Securities Risk: The Fund may hold securities that have not been registered for sale to the public under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The
Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
99

Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	13.79%	Q4 2023
Lowest Quarterly Return	-12.78%	Q2 2022
Year-to-Date	-6.38%	9/30/2026
Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	7.09%	-3.11%	3.29%
Return After Taxes on Distributions	4.82%	-4.85%	1.50%
Return After Taxes on Distributions and Sale of Fund Shares	4.16%	-3.05%	1.77%
Bloomberg U.S. Long Term Corporate Bond Index (reflects no deduction for fees, expenses or taxes)	7.44%	-2.98%	3.42%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	2.01%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are David Marchetti, Frank Miethe and Christopher DiStefano.
David Marchetti, CFA, is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Team. He joined the Adviser in 2013.
Frank Miethe, CFA, is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Team. He joined the Adviser in 2010.
Christopher DiStefano is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Team. He joined the Adviser in 2010.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price
100

greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
101

State Street® SPDR® Portfolio Long Term Treasury Index ETF
(formerly, State Street® SPDR® Portfolio Long Term Treasury ETF)
Investment Objective
The State Street SPDR Portfolio Long Term Treasury Index ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the long term (10+ years) sector of the United States Treasury market.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.03%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.03%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$3	$10	$17	$39
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 4% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the Bloomberg Long U.S. Treasury Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective. The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended; however, the Fund may become “non-diversified” solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). When the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.
102

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the Fund may invest in debt securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes.
The Index is designed to measure the performance of public obligations of the U.S. Treasury that have a remaining maturity of 10 years or more. The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 years or more, are rated investment grade, and have $300 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non-convertible. Excluded from the Index are certain special issues, such as flower bonds, targeted investor notes, state and local government series bonds, inflation protected public obligations of the U.S. Treasury, commonly known as “TIPS,” and coupon issues that have been stripped from bonds included in the Index. The Index is market capitalization weighted and the securities in the Index are updated on the last business day of each month. As of July 31, 2026, there were 99 securities in the Index.
The Index is sponsored by Bloomberg Index Services Limited (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
U.S. Treasury Obligations Risk: U.S. Treasury obligations may differ from other fixed income securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
103

Income Risk: The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the NAV of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.  In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Non-Diversification Risk: The Fund may become “non-diversified” for periods of time solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). To the extent the Fund becomes non-diversified, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
104

Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	20.89%	Q1 2020
Lowest Quarterly Return	-13.51%	Q1 2021
Year-to-Date	-7.40%	9/30/2026
Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	5.34%	-7.32%	-0.05%
Return After Taxes on Distributions	3.60%	-8.47%	-1.17%
Return After Taxes on Distributions and Sale of Fund Shares	3.15%	-5.78%	-0.46%
Bloomberg Long U.S. Treasury Index (reflects no deduction for fees, expenses or taxes)	5.59%	-7.23%	0.02%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	2.01%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Joanna Madden, Cynthia Moy and James Kramer.
Joanna Madden is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Team. She joined the Adviser in 2003.
Cynthia Moy is a Principal of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Team. She joined the Adviser in 2007.
James Kramer is a Vice President of the Adviser and a Senior Portfolio Manager in the Fixed Income Beta Solutions Team. He joined the Adviser in 1996.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price
105

greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
106

State Street® SPDR® Portfolio Mortgage Backed Bond Index ETF
(formerly, State Street® SPDR® Portfolio Mortgage Backed Bond ETF)
Investment Objective
The State Street SPDR Portfolio Mortgage Backed Bond Index ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. agency mortgage pass-through sector of the U.S. investment grade bond market.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.04%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.04%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$4	$13	$23	$51
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 15% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the Bloomberg U.S. MBS Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective. The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended; however, the Fund may become “non-diversified” solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). When the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.
107

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. TBA Transactions (as defined below) are included within the above-noted investment policy. In addition, in seeking to track the Index, the Fund may invest in debt securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries.
The Index is designed to measure the performance of the U.S. agency mortgage pass-through segment of the U.S. investment grade bond market. The term “U.S. agency mortgage pass-through security” refers to a category of pass-through securities backed by pools of mortgages and issued by one of the following U.S. government-sponsored enterprises: Government National Mortgage Association (“GNMA”); Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”). The Index is formed by grouping the universe of individual fixed rate mortgage backed securities pools into generic aggregates according to the following parameters: (i) agency; (ii) program; (iii) pass-through coupon; and (iv) origination year. Index maturity and liquidity criteria are then applied to these aggregates to determine which qualify for inclusion in the Index. To be included in the Index, securities must be fixed rate, denominated in U.S. dollars, and be part of a cohort that has $1 billion or more of outstanding face value and have a weighted average maturity of at least one year. Excluded from the Index are buydowns, graduated equity mortgages, project loans, manufactured homes (dropped in January 1992), graduated payment mortgages (dropped in January 1995), non-agency (whole loan) securities, jumbo securities, collateralized mortgage obligations, and hybrid adjustable-rate mortgages. The Index is market capitalization weighted and the securities in the Index are updated on the last calendar day of each month. As of July 31, 2026, there were 1,101 securities in the Index.
Transactions in mortgage pass-through securities may occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement, referred to as a “to-be announced transaction” or “TBA Transaction.” In a TBA Transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to the settlement date. The Fund expects to enter into such contracts on a regular basis, and pending settlement of such contracts, the Fund will invest its assets in liquid, short-term instruments, including shares of money market funds advised by the Adviser or its affiliates.
The Index is sponsored by Bloomberg Index Services Limited (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments
108

of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to the risk of significant credit downgrades, illiquidity, and defaults to a greater extent than many other types of fixed-income investments. The liquidity of mortgage-related and asset-backed securities may change over time. During periods of falling interest rates, mortgage- and asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of mortgage- and asset-backed securities may extend, which may lock in a below-market interest rate, increase the security's duration and interest rate sensitivity, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, and the underlying assets or collateral may be insufficient if the issuer defaults.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Cash Transaction Risk: The Fund may sell portfolio securities to meet some or all of a redemption request with cash. In such cases, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
Income Risk: The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the NAV of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.  In addition, the Fund, due
109

to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Non-Diversification Risk: The Fund may become “non-diversified” for periods of time solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). To the extent the Fund becomes non-diversified, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds.
U.S. Government Securities Risk: Certain U.S. government securities are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, are not supported by the full faith and credit of the U.S. government, and involve increased credit risks.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
When-Issued, TBA and Delayed Delivery Securities Risk: The Fund may purchase securities on a when-issued, to-be-announced (“TBA”) or delayed delivery basis and may purchase securities on a forward commitment basis. The purchase price of the securities is typically fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. Purchase of securities on a when-issued, TBA, delayed delivery, or forward commitment basis may give rise to investment leverage, and may result in increased volatility of the Fund's NAV. Default by, or bankruptcy of, a counterparty to a when-issued, TBA or delayed delivery transaction would expose the Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools specified in such transaction. The Financial Industry Regulatory Authority, Inc. imposes mandatory margin requirements for certain types of when-issued, TBA, delayed delivery or forward commitment transactions, with limited exceptions. Such transactions require mandatory collateralization which may increase the cost of such transactions and impose added operational complexity.
Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	7.40%	Q4 2023
Lowest Quarterly Return	-5.34%	Q3 2022
Year-to-Date	-3.31%	9/30/2026
110

Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	8.40%	-0.01%	1.45%
Return After Taxes on Distributions	6.64%	-1.34%	0.13%
Return After Taxes on Distributions and Sale of Fund Shares	4.94%	-0.58%	0.53%
Bloomberg U.S. MBS Index (reflects no deduction for fees, expenses or taxes)	8.58%	0.15%	1.59%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	2.01%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Marc DiCosimo, Michael Przygoda and Read Burns.
Marc DiCosimo, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Fixed Income Beta Solutions Team. He joined the Adviser in 2013.
Michael Przygoda, CFA, is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Team. He joined the Adviser in 2006.
Read Burns is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Team. He joined the Adviser in 2012.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash. Creation Unit transactions may be conducted in exchange for cash only, which may cause the Fund to recognize capital gains and to pay out higher annual capital gain distributions to shareholders than if such transactions had been conducted in-kind.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to
111

the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
112

State Street® SPDR® Portfolio Short Term Corporate Bond Index ETF
(formerly, State Street® SPDR® Portfolio Short Term Corporate Bond ETF)
Investment Objective
The State Street SPDR Portfolio Short Term Corporate Bond Index ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the short-term U.S. corporate bond market.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.04%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.04%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$4	$13	$23	$51
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 56% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the Bloomberg U.S. 1-3 Year Corporate Bond Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective. The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended; however, the Fund may become “non-diversified” solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). When the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.
113

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the Fund may invest in debt securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes. In seeking to track the Index, the Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. The Fund may use derivatives, including credit default swaps and credit default index swaps, to obtain investment exposure that the Adviser expects to correlate closely with the Index, or a portion of the Index, and in managing cash flows.
The Index is designed to measure the performance of the short term U.S. corporate bond market. The Index includes publicly issued U.S. dollar denominated corporate issues that have a remaining maturity of greater than or equal to 1 year and less than 3 years, are rated investment grade (must be Baa3/BBB- or higher using the middle rating of Moody's Investors Service, Inc., Fitch Ratings Inc., or S&P Global Ratings), and have $300 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars, fixed rate and non-convertible. The Index includes only corporate categories. The corporate categories are Industrial, Utility, and Financial Institutions, which include both U.S. and non-U.S. corporations. The following instruments are excluded from the Index: structured notes with embedded swaps or other special features; private placements; floating rate securities; and Eurobonds. The Index is market capitalization weighted and the securities in the Index are updated on the last business day of each month. As of August 31, 2026, a significant portion of the Fund comprised companies in the financial and industrial sectors, although this may change from time to time. As of July 31, 2026, there were 1,667 securities in the Index.
The Index is sponsored by Bloomberg Index Services Limited (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
114

Financial Sector Risk: Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Income Risk: The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Industrial Sector Risk: Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products and services in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, another component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
115

Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the NAV of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.  In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Non-Diversification Risk: The Fund may become “non-diversified” for periods of time solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). To the extent the Fund becomes non-diversified, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds.
Non-U.S. Securities Risk: Non-U.S. securities are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. To the extent underlying securities held by the Fund trade on foreign exchanges that are closed when the exchange on which the Fund's shares trade is open, there may be deviations between the current price of an underlying security and the last quoted price for the underlying security on the closed foreign market. These deviations could result in the Fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Certain countries may institute negative interest rates on certain fixed-income securities, and similar interest rate conditions may be experienced in other regions. Investments in fixed-income securities with very low or negative interest rates may magnify the Fund's susceptibility to interest rate risk and diminish yield and performance, and such investments may be subject to heightened volatility and reduced liquidity.
Swaps Risk: A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty's defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
116

Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	4.03%	Q2 2020
Lowest Quarterly Return	-2.46%	Q1 2022
Year-to-Date	0.91%	9/30/2026
Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	5.86%	2.58%	2.71%
Return After Taxes on Distributions	3.91%	1.20%	1.57%
Return After Taxes on Distributions and Sale of Fund Shares	3.44%	1.37%	1.58%
Bloomberg U.S. 1-3 Year Corporate Bond Index (reflects no deduction for fees, expenses or taxes)	5.88%	2.57%	2.77%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	2.01%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are David Marchetti, Frank Miethe and Christopher DiStefano.
David Marchetti, CFA, is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Team. He joined the Adviser in 2013.
Frank Miethe, CFA, is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Team. He joined the Adviser in 2010.
Christopher DiStefano is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Team. He joined the Adviser in 2010.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price
117

greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
118

State Street® SPDR® Portfolio Short Term Treasury Index ETF
(formerly, State Street® SPDR® Portfolio Short Term Treasury ETF)
Investment Objective
The State Street SPDR Portfolio Short Term Treasury Index ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the short term sector of the United States Treasury market.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.03%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.03%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$3	$10	$17	$39
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 53% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the Bloomberg 1-3 Year U.S. Treasury Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective. The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended; however, the Fund may become “non-diversified” solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). When the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.
119

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the Fund may invest in debt securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes.
The Index is designed to measure the performance of short term (1-3 years) public obligations of the U.S. Treasury. The Index includes all publicly issued U.S. Treasury securities that have a remaining maturity of greater than or equal to 1 year and less than 3 years, are rated investment grade and have $300 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars, fixed rate and non-convertible. Securities excluded from the Index include state and local government series bonds, inflation protected public obligations of the U.S. Treasury, commonly known as “TIPS,” floating rate bonds and coupon issues that have been stripped from bonds included in the Index. The Index is market capitalization weighted and the securities in the Index are updated on the last business day of each month. As of July 31, 2026, there were 96 securities in the Index.
The Index is sponsored by Bloomberg Index Services Limited (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
U.S. Treasury Obligations Risk: U.S. Treasury obligations may differ from other fixed income securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
120

Income Risk: The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the NAV of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.  In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Non-Diversification Risk: The Fund may become “non-diversified” for periods of time solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). To the extent the Fund becomes non-diversified, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
121

Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	2.90%	Q3 2024
Lowest Quarterly Return	-2.52%	Q1 2022
Year-to-Date	0.48%	9/30/2026
Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares. Effective April 30, 2018 (the “Benchmark Index Change Date”), the Fund's benchmark index changed from the Bloomberg 1-5 Year U.S. Treasury Index (the “Previous Benchmark Index”) to the Bloomberg 1-3 Year U.S. Treasury Index, consistent with a change in the Fund's principal investment strategy to track the performance of the current index. Performance of the Fund prior to the Benchmark Index Change Date is therefore based on the Fund's investment strategy to track the Previous Benchmark Index and may have been different had the Fund tracked the current index.
	One Year	Five Years	Ten Years
Return Before Taxes	5.15%	1.73%	1.79%
Return After Taxes on Distributions	3.46%	0.63%	0.94%
Return After Taxes on Distributions and Sale of Fund Shares	3.03%	0.84%	1.00%
Bloomberg 1-3 Year U.S. Treasury Index/Bloomberg 1-5 Year U.S. Treasury Index[1] (reflects no deduction for fees, expenses or taxes)	5.17%	1.75%	1.83%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	2.01%
1
Returns shown are reflective of the Index for periods beginning on the Benchmark Index Change Date and the Previous Benchmark Index for periods prior to the Benchmark Index Change Date.
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Joanna Madden, Cynthia Moy and James Kramer.
Joanna Madden is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Team. She joined the Adviser in 2003.
Cynthia Moy is a Principal of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Team. She joined the Adviser in 2007.
James Kramer is a Vice President of the Adviser and a Senior Portfolio Manager in the Fixed Income Beta Solutions Team. He joined the Adviser in 1996.
122

Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
123

State Street® SPDR® Portfolio TIPS Index ETF
(formerly, State Street® SPDR® Portfolio TIPS ETF)
Investment Objective
The State Street SPDR Portfolio TIPS Index ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the inflation protected sector of the United States Treasury market.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.12%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.12%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$12	$39	$68	$154
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 17% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the Bloomberg U.S. Government Inflation-Linked Bond Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the Fund may invest in debt securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes.
124

The Index is designed to measure the performance of the inflation protected public obligations of the U.S. Treasury, commonly known as “TIPS.” TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. The Index includes publicly issued TIPS that have at least 1 year remaining to maturity on the Index rebalancing date, with an issue size equal to or in excess of $500 million. Bonds must be capital-indexed and linked to an eligible inflation index. The securities must be denominated in U.S. dollars and pay coupon and principal in U.S. dollars. The notional coupon of a bond must be fixed or zero. Bonds must settle on or before the Index rebalancing date. The securities in the Index are updated on the last business day of each month. As of July 31, 2026, there were 48 securities in the Index.
The Index is sponsored by Bloomberg Index Services Limited (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
U.S. Treasury Obligations Risk: U.S. Treasury obligations may differ from other fixed income securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline.
Inflation-Indexed Securities Risk: The principal amount of an inflation-indexed security typically increases with inflation and decreases with deflation, as measured by a specified index. It is possible that, in a period of declining inflation rates, the Fund could receive at maturity less than the initial principal amount of an inflation-indexed security. Changes in the values of inflation-indexed securities may be difficult to predict, and it is possible that an investment in such securities will have an effect different from that anticipated.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
125

Income Risk: The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the NAV of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.  In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
126

Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	4.61%	Q1 2016
Lowest Quarterly Return	-6.57%	Q2 2022
Year-to-Date	-2.21%	9/30/2026
Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Five Years	Ten Years
Return Before Taxes	6.67%	0.78%	2.94%
Return After Taxes on Distributions	4.92%	-1.01%	1.50%
Return After Taxes on Distributions and Sale of Fund Shares	3.94%	-0.17%	1.64%
Bloomberg U.S. Government Inflation-Linked Bond Index (reflects no deduction for fees, expenses or taxes)	6.88%	0.91%	3.08%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	2.01%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are James Kramer, Cynthia Moy and Joanna Madden.
James Kramer is a Vice President of the Adviser and a Senior Portfolio Manager in the Fixed Income Beta Solutions Team. He joined the Adviser in 1996.
Cynthia Moy is a Principal of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Team. She joined the Adviser in 2007.
Joanna Madden is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Team. She joined the Adviser in 2003.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
127

Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
128

State Street® SPDR® Portfolio Treasury Index ETF
(formerly, State Street® SPDR® Portfolio Treasury ETF)
Investment Objective
The State Street SPDR Portfolio Treasury Index ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the United States Treasury market.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.03%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses	0.03%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$3	$10	$17	$39
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 19% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the Bloomberg U.S. Treasury Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective. The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended; however, the Fund may become “non-diversified” solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). When the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.
129

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the Fund may invest in debt securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes.
The Index is designed to measure the performance of public obligations of the U.S. Treasury. The Index includes all publicly issued U.S. Treasury securities that have a remaining maturity of greater than or equal to 1 year, are rated investment grade and have $300 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars, fixed rate and non-convertible. Securities excluded from the Index include state and local government series bonds, inflation protected public obligations of the U.S. Treasury, commonly known as “TIPS,” floating rate bonds, and coupon issues that have been stripped from bonds included in the Index. The Index is market capitalization weighted and the securities in the Index are reconstituted and rebalanced on the last business day of each month. As of July 31, 2026, there were 298 securities in the Index.
The Index is sponsored by Bloomberg Index Services Limited (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
U.S. Treasury Obligations Risk: U.S. Treasury obligations may differ from other fixed income securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
130

Income Risk: The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Limited Track Record Risk: The Fund has a limited track record and there is no assurance that the Fund will grow quickly. When the Fund's size is small, the Fund may experience low trading volume, which could lead to wider bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange. Any resulting liquidation of the Fund could cause elevated transaction costs for the Fund and negative tax consequences for its shareholders.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the NAV of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.  In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Non-Diversification Risk: The Fund may become “non-diversified” for periods of time solely as a result of tracking the Index (e.g., changes in weightings of one or more component securities). To the extent the Fund becomes non-diversified, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
131

Fund Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index and of a relevant broad-based securities index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at www.statestreet.com/im.
Annual Total Returns (years ended 12/31)

	Returns	Quarter/Year
Highest Quarterly Return	2.92%	Q1 2025
Lowest Quarterly Return	0.80%	Q4 2025
Year-to-Date	-2.67%	9/30/2026
Average Annual Total Returns (for periods ended 12/31/25)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.
	One Year	Since Inception
		5/20/2024
Return Before Taxes	6.21%	5.31%
Return After Taxes on Distributions	4.40%	3.49%
Return After Taxes on Distributions and Sale of Fund Shares	3.66%	3.28%
Bloomberg U.S. Treasury Index (reflects no deduction for fees, expenses or taxes)	6.32%	5.37%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	6.26%
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Joanna Madden, Cynthia Moy and James Kramer.
Joanna Madden is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Team. She joined the Adviser in 2003.
Cynthia Moy is a Principal of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Team. She joined the Adviser in 2007.
James Kramer is a Vice President of the Adviser and a Senior Portfolio Manager in the Fixed Income Beta Solutions Team. He joined the Adviser in 1996.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price
132

greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
133

State Street® SPDR® Portfolio Ultra Short T-Bill Index ETF
(formerly, State Street® SPDR® Portfolio Ultra Short T-Bill ETF)
Investment Objective
The State Street SPDR Portfolio Ultra Short T-Bill Index ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the 1–12 month sector of the United States Treasury Bill market.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.05%
Distribution and service (12b-1) fees	None
Other expenses[1]	0.00%
Total annual Fund operating expenses	0.05%
1
“Other expenses” are based on estimated amounts for the current fiscal year.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3	Year 5	Year 10
$5	$16	$28	$64
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. From the Fund's commencement of operations on October 8, 2025 to the most recent fiscal year end, the Fund's portfolio turnover rate was 0% of the average value of its portfolio.
The Fund's Principal Investment Strategy
In seeking to track the performance of the ICE BofA U.S. Treasury Bill Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund's assets in a subset of securities in the Index or may invest the Fund's assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities comprising the index it seeks to track. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' notice. In addition, in seeking to track the Index, the Fund may invest in debt securities that are not included in the Index. The Fund may also invest in cash and cash equivalents or money market instruments (including money market funds advised by the Adviser) for cash management purposes.
134

The Index is designed to measure the performance of public obligations of the U.S. Treasury issued in the US market that have a remaining maturity of greater than or equal to one month and less than 12 months. In addition, qualifying securities must be U.S. dollar denominated and have a minimum amount outstanding of $1 billion. Securities issued or marketed primarily to retail investors are excluded from the Index. The Index is market capitalization weighted.
The Index is rebalanced on the last calendar day of the month, based on data available up to and including the third business day before the last business day of the month. New issues each month must settle on or before the following calendar month end in order to qualify for inclusion for the coming month. As of July 31, 2026, there were approximately 41 securities in the Index.
The Index is sponsored by ICE Data Indices, LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
U.S. Treasury Obligations Risk: U.S. Treasury obligations may differ from other fixed income securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value (“NAV”) per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Income Risk: The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
135

Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Limited Track Record Risk: The Fund has a limited track record and there is no assurance that the Fund will grow quickly. When the Fund's size is small, the Fund may experience low trading volume, which could lead to wider bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange. Any resulting liquidation of the Fund could cause elevated transaction costs for the Fund and negative tax consequences for its shareholders.
Valuation Risk: Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
Fund Performance

The Fund has not yet completed a full calendar year of operations and therefore does not report its performance history in this Prospectus. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns based on net assets and comparing the Fund's performance to a relevant broad-based securities index. Updated performance information may be obtained by calling 1-866-787-2257 or visiting the Fund's website: www.statestreet.com/im.
Portfolio Management
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are James Kramer, Joanna Madden and Cynthia Moy.
James Kramer is a Vice President of the Adviser and a Senior Portfolio Manager in the Fixed Income Beta Solutions Team. He joined the Adviser in 1996.
136

Joanna Madden is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Team. She joined the Adviser in 2003.
Cynthia Moy is a Principal of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Team. She joined the Adviser in 2007.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at www.statestreet.com/im.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
137

Additional Strategies Information
Principal Strategies
General. Please see each Fund's “The Fund's Principal Investment Strategy” section under “Fund Summaries” above for a discussion of each Fund's principal investment strategies. A Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this Prospectus. These securities, techniques and practices, together with their risks, are described in the Statement of Additional Information (the “SAI”), which you may obtain free of charge by contacting shareholder services (see the back cover of this Prospectus for the address and phone number).
The Adviser seeks to track the performance of each Fund's Index as closely as possible (i.e., obtain a high degree of correlation with the Index). A number of factors may affect a Fund's ability to achieve a high degree of correlation with its Index, and there can be no guarantee that a Fund will achieve a high degree of correlation. For example, a Fund may not be able to achieve a high degree of correlation with its Index when there are practical difficulties or substantial costs involved in compiling a portfolio of securities to follow the Index, when a security in the Index becomes temporarily illiquid, unavailable or less liquid, or legal restrictions exist that prohibit the Fund from investing in a security in the Index.
The Adviser will utilize a sampling strategy in managing the Funds. Sampling means that the Adviser uses quantitative analysis to select securities, including securities in the Index, outside of the Index and derivatives that have a similar investment profile as the relevant Index in terms of key risk factors, performance attributes and other economic characteristics. These include industry weightings, market capitalization, and other financial characteristics of securities. The quantity of holdings in a Fund will be based on a number of factors, including asset size of the Fund. In addition, from time to time, securities are added to or removed from each Index. The Adviser may sell securities that are represented in an Index, or purchase securities that are not yet represented in an Index, in anticipation of their removal from or addition to an Index. Further, the Adviser may choose to overweight securities in an Index, purchase or sell securities not in an Index, or utilize various combinations of other available techniques, in seeking to track an Index.
Each Fund has adopted a non-fundamental investment policy to invest at least 80% of its net assets, plus the amount of borrowings for investment purposes, in securities comprising the index the Fund seeks to track. A Fund will provide shareholders with at least 60 days' notice prior to any change in its non-fundamental 80% investment policy. The State Street SPDR Nuveen ICE High Yield Municipal Bond ETF, State Street SPDR Nuveen ICE Municipal Bond ETF and State Street SPDR Nuveen ICE Short Term Municipal Bond ETF (each a “Municipal Bond ETF,” collectively the “Municipal Bond ETFs”) have each adopted a fundamental investment policy to invest, under normal circumstances, at least 80% of its net assets, plus the amount of borrowings for investment purposes, in investments the income of which is exempt from Federal income tax. Any change to a Municipal Bond ETF's fundamental 80% investment policy will require shareholder approval. The Board of Trustees (the “Board”) of SPDR Series Trust (the “Trust”) may change a Fund's investment strategy, Index and other policies without shareholder approval, except as otherwise indicated in this Prospectus or in the SAI. The Board may also change a Fund's investment objective without shareholder approval.
Non-Principal Strategies
Certain Other Investments. Each Fund may invest in structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors such as the movement of a particular security or index), swaps, options and futures contracts. Swaps, options and futures contracts and structured notes may be used by a Fund in seeking performance that corresponds to its Index and in managing cash flows.
Temporary Defensive Positions. In certain situations or market conditions, a Fund may temporarily depart from its normal investment policies and strategies, provided that the alternative is consistent with the Fund's investment objective and is in the best interest of the Fund. For example, a Fund may make larger than normal investments in derivatives to maintain exposure to its Index if it is unable to invest directly in a component security.
Borrowing Money. Each Fund may borrow money from a bank as permitted by the Investment Company Act of 1940, as amended (“1940 Act”), or other governing statutes, by the rules thereunder, or by the U.S. Securities and Exchange Commission (“SEC”) or other regulatory agency with authority over the Fund, but only for temporary or emergency purposes. The 1940 Act presently allows a Fund to borrow from any bank (including pledging, mortgaging or
138

hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets). A Fund may also invest in reverse repurchase agreements or similar financing transactions. Consistent with a rule under the 1940 Act, a Fund may treat such investments as either borrowings or derivatives transactions. To the extent a Fund treats reverse repurchase agreements or similar financing transactions as borrowings, such investments will also be included in the 33 1/3% limit. Under normal circumstances, any borrowings by a Fund (including investments in reverse repurchase agreements or similar financing transactions treated as borrowings) will not exceed 10% of the Fund's total assets.
Lending of Securities. Each Fund may lend its portfolio securities in an amount not to exceed 40% of the value of its net assets via a securities lending program through its securities lending agent, State Street Bank and Trust Company (“State Street” or the “Lending Agent”), to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. A securities lending program allows a Fund to receive a portion of the income generated by lending its securities and investing the respective collateral.  A Fund will receive collateral for each loaned security which is at least equal to the market value of that security, marked to market each trading day. To the extent the State Street SPDR Bloomberg 1-3 Month T-Bill ETF, State Street SPDR Bloomberg 3-12 Month T-Bill ETF, State Street SPDR Bloomberg 1-10 Year TIPS ETF, State Street SPDR Portfolio Intermediate Term Treasury Index ETF, State Street SPDR Portfolio Long Term Treasury Index ETF, State Street SPDR Portfolio Short Term Treasury Index ETF, State Street SPDR Portfolio TIPS Index ETF and State Street SPDR Portfolio Treasury Index ETF  (collectively, the “U.S. Treasury ETFs”) receive cash collateral, as of the date of this Prospectus, the Adviser expects to invest such cash collateral in a money market fund managed by the Adviser that invests in obligations issued or guaranteed as to principal and/or interest, as applicable, by the U.S. government or its agencies and instrumentalities, as well as repurchase agreements secured by such instruments. To the extent non-U.S. Treasury ETFs receive cash collateral, as of the date of this Prospectus, the Adviser expects to invest such cash collateral in a fund managed by the Adviser that invests in U.S. dollar-denominated, short-term, high quality debt obligations, including the following: a broad range of money market instruments; certificates of deposit and time deposits of U.S. and foreign banks; commercial paper and other high quality obligations of U.S. or foreign companies; asset-backed securities; mortgage-related securities; repurchase agreements; and shares of money market funds. With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. A Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. In the securities lending program, the borrower generally has the right to vote the loaned securities; however, a Fund may call loans to vote proxies if a material issue affecting the Fund's economic interest in the investment is to be voted upon. Security loans may be terminated at any time by a Fund.
Additional Risk Information
The following section provides information regarding the principal risks identified under “Principal Risks of Investing in the Fund” in each Fund Summary along with additional risk information. Risk information is applicable to all Funds unless otherwise noted.
139

Principal Risks
The table below identifies the principal risks of investing in each Fund.
Fund Name	State Street SPDR Bloomberg 1-3 Month T-Bill ETF	State Street SPDR Bloomberg 3-12 Month T-Bill ETF	State Street SPDR Bloomberg 1-10 Year TIPS ETF	State Street SPDR Bloomberg Convertible Securities ETF	State Street SPDR Bloomberg Emerging Markets USD Bond ETF	State Street SPDR Bloomberg High Yield Bond ETF	State Street SPDR Bloomberg Investment Grade Floating Rate ETF	State Street SPDR Bloomberg Short Term High Yield Bond ETF
Below Investment-Grade Securities Risk				x	x	x		x
Call/Prepayment Risk				x	x	x	x	x
Cash Transaction Risk
Communication Services Sector Risk
Consumer Cyclical Sector Risk						x		x
Convertible Securities Risk				x
Counterparty Risk					x	x		x
Credit Risk				x	x	x	x	x
Debt Securities Risk	x	x	x	x	x	x	x	x
Derivatives Risk					x	x		x
Futures Contract Risk					x
Swaps Risk					x	x		x
Emerging Markets Risk					x
Extension Risk				x	x	x	x	x
Financial Sector Risk							x
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk	x	x	x	x	x	x	x	x
Geographic Focus Risk
Europe
Income Risk	x	x	x	x	x	x	x	x
Indexing Strategy/Index Tracking Risk	x	x	x	x	x	x	x	x
Industrial Sector Risk							x
Inflation-Indexed Securities Risk			x
Interest Rate Risk	x	x	x	x	x	x	x	x
Leveraging Risk					x	x		x
140

Fund Name	State Street SPDR Bloomberg 1-3 Month T-Bill ETF	State Street SPDR Bloomberg 3-12 Month T-Bill ETF	State Street SPDR Bloomberg 1-10 Year TIPS ETF	State Street SPDR Bloomberg Convertible Securities ETF	State Street SPDR Bloomberg Emerging Markets USD Bond ETF	State Street SPDR Bloomberg High Yield Bond ETF	State Street SPDR Bloomberg Investment Grade Floating Rate ETF	State Street SPDR Bloomberg Short Term High Yield Bond ETF
Limited Track Record Risk
Liquidity Risk	x	x	x	x	x	x	x	x
Low Short-Term Interest Rates Risk
Market Risk	x	x	x	x	x	x	x	x
Money Market Fund Investment Risk
Mortgage-Related and Other Asset-Backed Securities Risk
Municipal Obligations Risk
Non-Diversification Risk				x	x	x	x	x
Non-U.S. Securities Risk				x	x		x
Political Risk
Preferred Stock Risk				x
Private Activity Bonds Risk
Reinvestment Risk	x	x	x	x	x	x	x	x
Restricted Securities Risk				x	x	x	x	x
Settlement Risk				x	x		x
Sovereign Debt Obligations Risk					x
Subordinated Debt Risk
Tax Exemption Risk
Technology Sector Risk				x
Unconstrained Sector Risk				x			x
U.S. Government Securities Risk
U.S. Treasury Obligations Risk	x	x	x
Valuation Risk	x	x	x	x	x	x	x	x
Variable and Floating Rate Securities Risk					x		x
When-Issued, TBA and Delayed Delivery Securities Risk
141

Fund Name	State Street SPDR Bloomberg 1-3 Month T-Bill ETF	State Street SPDR Bloomberg 3-12 Month T-Bill ETF	State Street SPDR Bloomberg 1-10 Year TIPS ETF	State Street SPDR Bloomberg Convertible Securities ETF	State Street SPDR Bloomberg Emerging Markets USD Bond ETF	State Street SPDR Bloomberg High Yield Bond ETF	State Street SPDR Bloomberg Investment Grade Floating Rate ETF	State Street SPDR Bloomberg Short Term High Yield Bond ETF
Zero-Coupon Bond Risk
142

Fund Name	State Street SPDR Nuveen ICE High Yield Municipal Bond ETF	State Street SPDR Nuveen ICE Municipal Bond ETF	State Street SPDR Nuveen ICE Short Term Municipal Bond ETF	State Street SPDR Portfolio Corporate Bond Index ETF	State Street SPDR Portfolio Aggregate Bond Index ETF	State Street SPDR Portfolio High Yield Bond Index ETF	State Street SPDR Portfolio Intermediate Term Corporate Bond Index ETF	State Street SPDR Portfolio Intermediate Term Treasury Index ETF
Below Investment-Grade Securities Risk	x					x
Call/Prepayment Risk	x	x	x	x	x	x	x
Cash Transaction Risk
Communication Services Sector Risk
Consumer Cyclical Sector Risk						x
Convertible Securities Risk
Counterparty Risk				x	x	x	x
Credit Risk	x	x	x	x	x	x	x
Debt Securities Risk	x	x	x	x	x	x	x	x
Derivatives Risk				x	x	x	x
Futures Contract Risk
Swaps Risk				x	x	x	x
Emerging Markets Risk
Extension Risk	x	x	x	x	x	x	x
Financial Sector Risk				x			x
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk	x	x	x	x	x	x	x	x
Geographic Focus Risk						x
Europe						x
Income Risk	x	x	x	x	x	x	x	x
Indexing Strategy/Index Tracking Risk	x	x	x	x	x	x	x	x
Industrial Sector Risk				x			x
Inflation-Indexed Securities Risk
Interest Rate Risk	x	x	x	x	x	x	x	x
Leveraging Risk				x	x	x	x
143

Fund Name	State Street SPDR Nuveen ICE High Yield Municipal Bond ETF	State Street SPDR Nuveen ICE Municipal Bond ETF	State Street SPDR Nuveen ICE Short Term Municipal Bond ETF	State Street SPDR Portfolio Corporate Bond Index ETF	State Street SPDR Portfolio Aggregate Bond Index ETF	State Street SPDR Portfolio High Yield Bond Index ETF	State Street SPDR Portfolio Intermediate Term Corporate Bond Index ETF	State Street SPDR Portfolio Intermediate Term Treasury Index ETF
Limited Track Record Risk
Liquidity Risk	x	x	x	x	x	x	x	x
Low Short-Term Interest Rates Risk			x
Market Risk	x	x	x	x	x	x	x	x
Money Market Fund Investment Risk					x
Mortgage-Related and Other Asset-Backed Securities Risk					x
Municipal Obligations Risk	x	x	x
Non-Diversification Risk	x	x	x	x	x	x	x	x
Non-U.S. Securities Risk				x		x	x
Political Risk	x	x	x
Preferred Stock Risk
Private Activity Bonds Risk	x
Reinvestment Risk	x	x	x	x	x	x	x	x
Restricted Securities Risk				x		x	x
Settlement Risk				x		x	x
Sovereign Debt Obligations Risk
Subordinated Debt Risk
Tax Exemption Risk	x	x	x
Technology Sector Risk
Unconstrained Sector Risk						x
U.S. Government Securities Risk					x
U.S. Treasury Obligations Risk								x
Valuation Risk	x	x	x	x	x	x	x	x
Variable and Floating Rate Securities Risk
144

Fund Name	State Street SPDR Nuveen ICE High Yield Municipal Bond ETF	State Street SPDR Nuveen ICE Municipal Bond ETF	State Street SPDR Nuveen ICE Short Term Municipal Bond ETF	State Street SPDR Portfolio Corporate Bond Index ETF	State Street SPDR Portfolio Aggregate Bond Index ETF	State Street SPDR Portfolio High Yield Bond Index ETF	State Street SPDR Portfolio Intermediate Term Corporate Bond Index ETF	State Street SPDR Portfolio Intermediate Term Treasury Index ETF
When-Issued, TBA and Delayed Delivery Securities Risk	x	x	x		x
Zero-Coupon Bond Risk	x	x	x
145

Fund Name	State Street SPDR Portfolio Long Term Corporate Bond Index ETF	State Street SPDR Portfolio Long Term Treasury Index ETF	State Street SPDR Portfolio Mortgage Backed Bond Index ETF	State Street SPDR Portfolio Short Term Corporate Bond Index ETF	State Street SPDR Portfolio Short Term Treasury Index ETF	State Street SPDR Portfolio TIPS Index ETF	State Street SPDR Portfolio Treasury Index ETF	State Street SPDR Portfolio Ultra Short T-Bill Index ETF
Below Investment-Grade Securities Risk
Call/Prepayment Risk	x		x	x
Cash Transaction Risk			x
Communication Services Sector Risk
Consumer Cyclical Sector Risk
Convertible Securities Risk
Counterparty Risk				x
Credit Risk	x		x	x
Debt Securities Risk	x	x	x	x	x	x	x	x
Derivatives Risk				x
Futures Contract Risk
Swaps Risk				x
Emerging Markets Risk
Extension Risk	x		x	x
Financial Sector Risk	x			x
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk	x	x	x	x	x	x	x	x
Geographic Focus Risk
Europe
Income Risk	x	x	x	x	x	x	x	x
Indexing Strategy/Index Tracking Risk	x	x	x	x	x	x	x	x
Industrial Sector Risk	x			x
Inflation-Indexed Securities Risk						x
Interest Rate Risk	x	x	x	x	x	x	x	x
Leveraging Risk				x
Limited Track Record Risk							x	x
146

Fund Name	State Street SPDR Portfolio Long Term Corporate Bond Index ETF	State Street SPDR Portfolio Long Term Treasury Index ETF	State Street SPDR Portfolio Mortgage Backed Bond Index ETF	State Street SPDR Portfolio Short Term Corporate Bond Index ETF	State Street SPDR Portfolio Short Term Treasury Index ETF	State Street SPDR Portfolio TIPS Index ETF	State Street SPDR Portfolio Treasury Index ETF	State Street SPDR Portfolio Ultra Short T-Bill Index ETF
Liquidity Risk	x	x	x	x	x	x	x
Low Short-Term Interest Rates Risk
Market Risk	x	x	x	x	x	x	x	x
Money Market Fund Investment Risk
Mortgage-Related and Other Asset-Backed Securities Risk			x
Municipal Obligations Risk
Non-Diversification Risk	x	x	x	x	x		x
Non-U.S. Securities Risk	x			x
Political Risk
Preferred Stock Risk
Private Activity Bonds Risk
Reinvestment Risk	x	x	x	x	x	x	x	x
Restricted Securities Risk	x
Settlement Risk	x			x
Sovereign Debt Obligations Risk
Subordinated Debt Risk
Tax Exemption Risk
Technology Sector Risk
Unconstrained Sector Risk
U.S. Government Securities Risk			x
U.S. Treasury Obligations Risk		x			x	x	x	x
Valuation Risk	x	x	x	x	x	x	x	x
Variable and Floating Rate Securities Risk
When-Issued, TBA and Delayed Delivery Securities Risk			x
Zero-Coupon Bond Risk
147

Below Investment-Grade Securities Risk. Securities rated below investment-grade and unrated securities of comparable credit quality (commonly known as “high-yield” or “junk” bonds) lack strong investment-grade characteristics, are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments, and are subject to greater levels of credit, liquidity and market risk than higher-rated securities. They can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Issuers of lower-quality debt securities may have substantially greater risk of insolvency or bankruptcy than issuers of higher-quality debt securities. In the event the issuer of a debt security held by a Fund defaults on its payments or becomes insolvent or bankrupt, the Fund may not receive the return it was promised on the investment and could lose its entire investment. The lower ratings of junk bonds reflect a greater possibility that actual or perceived adverse changes in the financial condition of the issuer or in general economic conditions, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. If this were to occur, the values of such securities held by a Fund may fall substantially and a Fund could lose some or all of the value of its investment. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt securities. The market for lower quality debt securities can be less liquid than for higher quality debt securities, especially during periods of recession or general market decline, which could make it difficult at times for a Fund to sell certain securities at prices used in calculating a Fund's NAV. These securities may have significant volatility.
Call/Prepayment Risk. Call/prepayment risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund earlier than expected or required. This may occur, for example, when there is a decline in interest rates, and an issuer of bonds or preferred stock redeems the bonds or stock in order to replace them with obligations on which it is required to pay a lower interest or dividend rate. It may also occur when there is an unanticipated increase in the rate at which mortgages or other receivables underlying mortgage- or asset-backed securities held by a Fund are prepaid. In any such case, a Fund may be forced to invest the prepaid amounts in lower-yielding investments, resulting in a decline in the Fund's income.
Cash Transaction Risk. To the extent a Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, a Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
Communication Services Sector Risk. Communication services companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. Companies in the communication services sector may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements and government regulation. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company's profitability. While all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
Consumer Cyclical Sector Risk. Companies in the consumer cyclical sector are largely impacted by the performance of the overall global economy, changes in interest rates, fluctuations in supply and demand, and changes in consumer preferences. Success depends heavily on disposable household income and consumer spending. As a result, consumer cyclical companies may be adversely affected and lose value quickly in periods of economic downturns. Also, companies in the consumer cyclical sector may be subject to severe competition, which may have an adverse impact on their respective profitability.
Convertible Securities Risk. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer, depending on the terms of the securities) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. Convertible securities may be subordinate to other debt securities issued by the same issuer. Issuers of convertible securities are often not as strong financially as issuers with higher credit ratings. Convertible securities typically provide yields lower than comparable non-convertible securities. Their values may be more volatile than those of non-convertible securities, reflecting changes in the values of the securities into which they are convertible.
148

Counterparty Risk. A Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts and other transactions such as repurchase agreements or reverse repurchase agreements. A Fund's ability to profit from these types of investments and transactions will depend on the willingness and ability of its counterparty to perform its obligations. If a counterparty fails to meet its contractual obligations, a Fund may be unable to terminate or realize any gain on the investment or transaction, resulting in a loss to the Fund. A Fund may experience significant delays in obtaining any recovery in an insolvency, bankruptcy, or other reorganization proceeding involving its counterparty (including recovery of any collateral posted by it) and may obtain only a limited recovery or may obtain no recovery in such circumstances. If a Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty. Under applicable law or contractual provisions, including if a Fund enters into an investment or transaction with a financial institution and such financial institution (or an affiliate of the financial institution) experiences financial difficulties, then the Fund may in certain situations be prevented or delayed from exercising its rights to terminate the investment or transaction, or to realize on any collateral and may result in the suspension of payment and delivery obligations of the parties under such investment or transactions or in another institution being substituted for that financial institution without the consent of the Fund. Further, a Fund may be subject to “bail-in” risk under applicable law whereby, if required by the financial institution's authority, the financial institution's liabilities could be written down, eliminated or converted into equity or an alternative instrument of ownership. A bail-in of a financial institution may result in a reduction in value of some or all of its securities and, if a Fund holds such securities or has entered into a transaction with such a financial security when a bail-in occurs, such Fund may also be similarly impacted.
Credit Risk. Credit risk is the risk that an issuer, guarantor or liquidity provider of a fixed-income security held by a Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. It includes the risk that the security will be downgraded by a credit rating agency; generally, lower credit quality issuers present higher credit risks. An actual or perceived decline in creditworthiness of an issuer of a fixed-income security held by a Fund may result in a decrease in the value of the security. It is possible that the ability of an issuer to meet its obligations will decline substantially during the period when a Fund owns securities of the issuer or that the issuer will default on its obligations or that the obligations of the issuer will be limited or restructured.
The credit rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition and does not reflect an assessment of an investment's volatility or liquidity. Securities rated in the lowest category of investment-grade are considered to have speculative characteristics. If a security held by a Fund loses its rating or its rating is downgraded, the Fund may nonetheless continue to hold the security in the discretion of the Adviser. In the case of asset-backed or mortgage-related securities, changes in the actual or perceived ability of the obligors on the underlying assets or mortgages to make payments of interest and/or principal may affect the values of those securities.
Debt Securities Risk. The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of a Fund's fixed income securities to decrease, a decline in a Fund's income and yield, an adverse impact on the liquidity of a Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, a Fund's yield can be low, and a Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by a Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities. High levels of inflation and/or a significantly changing interest rate environment can lead to heightened levels of volatility and reduced liquidity.
149

Derivatives Risk. A derivative is a financial contract the value of which depends on, or is derived from, the value of an underlying asset, interest rate, or index. Derivative transactions typically involve leverage and may have significant volatility. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and a Fund may not be able to close out a derivative transaction at a favorable time or price. Risks associated with derivative instruments include potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty's credit quality; the potential for the derivative transaction not to have the effect the Adviser anticipated or a different or less favorable effect than the Adviser anticipated; the failure of the counterparty to the derivative transaction to perform its obligations under the transaction or to settle a trade; possible mispricing or improper valuation of the derivative instrument; imperfect correlation in the value of a derivative with the asset, rate, or index underlying the derivative; the risk that a Fund may be required to post collateral or margin with its counterparty, and will not be able to recover the collateral or margin in the event of the counterparty's insolvency or bankruptcy; the risk that a Fund will experience losses on its derivatives investments and on its other portfolio investments, even when the derivatives investments may be intended in part or entirely to hedge those portfolio investments; the risks specific to the asset underlying the derivative instrument; lack of liquidity for the derivative instrument, including, without limitation, absence of a secondary trading market; the potential for reduced returns to a Fund due to losses on the transaction and an increase in volatility; the potential for the derivative transaction to have the effect of accelerating the recognition of gain; and legal risks arising from the documentation relating to the derivative transaction.
Futures Contract Risk. The risk of loss relating to the use of futures contracts is potentially unlimited. The ability to establish and close out positions in futures contracts will be subject to the development and maintenance of a liquid market. There is no assurance that a liquid market on an exchange will exist for any particular futures contract or at any particular time. In the event no such market exists, it might not be possible to effect closing transactions, and a Fund will be unable to terminate the futures contract. In using futures contracts, a Fund will be reliant on the ability of the Adviser to predict market and price movements correctly; the skills needed to use such futures contracts successfully are different from those needed for traditional portfolio management. If a Fund uses futures contracts for hedging purposes, there is a risk of imperfect correlation between movements in the prices of the futures contracts and movements in the securities or index underlying the futures contracts or movements in the prices of the Fund's investments that are the subject of such hedge. The prices of futures contracts, for a number of reasons, may not correlate perfectly with movements in the securities or index underlying them. For example, participants in the futures markets are subject to margin deposit requirements. Such requirements may cause investors to take actions with respect to their futures positions that they would not otherwise take. The margin requirements in the futures markets may be less onerous than margin requirements in the securities markets in general, and as a result those markets may attract more speculators than the securities markets do. Increased participation by speculators in those markets may cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by the Adviser still may not result in a successful futures activity over a very short time period. The risk of a position in a futures contract may be very large compared to the relatively low level of margin a Fund is required to deposit. A Fund will typically be required to post margin with its futures commission merchant in connection with its transactions in futures contracts. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. A Fund will incur brokerage fees in connection with its futures transactions. In the event of an insolvency of the futures commission merchant or a clearing house, a Fund may not be able to recover all (or any) of the margin it has posted with the futures commission merchant, or to realize the value of any increase in the price of its positions, or it may experience a significant delay in doing so. The Commodity Futures Trading Commission (the “CFTC”), certain foreign regulators, and many futures exchanges have established limits referred to as “position limits” on the maximum net long or net short positions that any person and certain affiliated entities may hold or control in a particular futures and options contract. In addition, federal position limits apply to swaps that are economically equivalent to futures contracts on certain agricultural, metals and energy commodities. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of complying with position limits. It is possible that the positions of different clients managed by the Adviser may be aggregated for this purpose. Therefore, the trading decisions of the Adviser may have to be modified and positions held by a Fund liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of a Fund. A violation of position limits could also lead to regulatory action materially adverse to a Fund's investment strategy. In addition, exchanges may establish accountability levels
150

applicable to a futures contract instead of position limits, provided that the futures contract is not subject to federal position limits. An exchange may order a person who holds or controls a position in excess of a position accountability level not to further increase its position, to comply with any prospective limit that exceeds the size of the position owned or controlled, or to reduce any open position that exceeds the position accountability level if the exchange determines that such action is necessary to maintain an orderly market. Position accountability levels could adversely affect a Fund's ability to establish and maintain positions in commodity futures contracts to which such levels apply, if the Fund were to trade in such contracts, and a Fund's ability to achieve its investment objective.
A Fund may also be affected by other regimes, including those of the European Union and United Kingdom, and trading venues that impose position limits on commodity derivative contracts. Futures contracts traded on markets outside the U.S. are not generally subject to the same level of regulation by the CFTC or other U.S. regulatory entities as contracts traded in the U.S., including without limitation as to the execution, delivery, and clearing of transactions. U.S. regulators neither regulate the activities of a foreign exchange, nor have the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country in question. Margin and other payments made by a Fund may not be afforded the same protections as are afforded those payments in the U.S., including in connection with the insolvency of an executing or clearing broker or a clearinghouse or exchange. Certain foreign futures contracts may be less liquid and more volatile than U.S. contracts.
Swaps Risk. A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index  or index component . Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty's defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. It may not be possible for a Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Emerging Markets Risk. Investments in emerging markets are generally subject to a greater risk of loss than investments in developed markets. This may be due to, among other things, the possibility of greater market volatility, lower trading volume and liquidity, greater risk of expropriation, nationalization, and social, political and economic instability, greater reliance on a few industries, international trade or revenue from particular commodities, less developed accounting, legal and regulatory systems, increased potential for market manipulation, higher levels of inflation, deflation or currency devaluation, greater risk of market shutdown, and more significant governmental limitations on investment policy as compared to those typically found in a developed market. There may be limited legal rights and remedies for investors in companies domiciled in emerging markets. In addition, issuers (including governments) in emerging market countries may have less financial stability than in other countries. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. Market disruptions or substantial market corrections may limit very significantly the liquidity of securities of certain companies in a particular country or geographic region, or of all companies in the country or region. A Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. There is also the potential for unfavorable action such as embargoes and acts of war. As a result, there will tend to be an increased risk of price volatility in investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Settlement and asset custody practices for transactions in emerging markets may differ from those in developed markets. Such differences may include possible delays in settlement and certain settlement practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses. For these and other reasons, investments in emerging markets are often considered speculative.
Extension Risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower-than-expected principal payments. This may increase the period of time during which an investment earns a below-market interest rate, increase the security's duration and reduce the value of the security. Extension risk may be heightened during periods of adverse economic conditions generally, as payment rates decline due to higher unemployment levels and other factors.
Financial Sector Risk. Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain.
151

Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk. The NAV of Fund Shares will generally fluctuate with changes in the market value of a Fund's securities holdings. The market prices of Fund Shares will generally fluctuate in accordance with changes in a Fund's NAV and supply and demand of Fund Shares on the Exchange. It cannot be predicted whether Fund Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Fund Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of an Index trading individually or in the aggregate at any point in time. The market prices of Fund Shares may deviate significantly from the NAV of Fund Shares during periods of market volatility. However, given that Fund Shares can be created and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), the Adviser (and Sub-Adviser, as applicable) believe that large discounts or premiums to the NAV of Fund Shares should not be sustained over long periods. While the creation/redemption feature is designed to make it likely that Fund Shares normally will trade close to a Fund's NAV, disruptions to creations and redemptions or market volatility may result in trading prices that differ significantly from such Fund's NAV. If an investor purchases Fund Shares at a time when the market price is at a premium to the NAV of Fund Shares or sells at a time when the market price is at a discount to the NAV of Fund Shares, then the investor may sustain losses.
Geographic Focus Risk. The performance of a fund that invests significantly in one or more countries or geographic regions will be closely tied to market, currency, economic, political, environmental, or regulatory conditions and developments in the countries or regions in which the fund invests, and may be more volatile than the performance of a fund that does not invest significantly in such countries or regions.
Europe. The Economic and Monetary Union of the EU requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro.
Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. On January 31, 2020, the United Kingdom (“UK”) formally withdrew from the European Union (“EU”) (commonly known as “Brexit”). An agreement between the UK and the EU governing their future trade relationship became effective January 1, 2021, but that agreement does not include an agreement on financial services. In June 2023, the UK and the EU entered into a memorandum of understanding establishing a framework for regulatory cooperation in financial services. Moreover, the UK government has undertaken a program of financial
152

services law reform pursuant to which many EU financial services laws that were assimilated into UK law following Brexit are being repealed or replaced with legislation or rules made by the UK government or financial services regulators. Accordingly, uncertainty remains in certain areas as to the future relationship between the UK and the EU. Brexit has already had a significant impact on the UK, Europe, and global economies, and could continue to result in volatility and illiquidity, legal, political, economic and regulatory uncertainties and lower economic growth for these economies that could in turn have an adverse effect on the value of the Fund's investments. Any further exits from the EU, or the possibility of such exits, or the abandonment of the euro, may cause additional market disruption globally and introduce new legal and regulatory uncertainties. In addition, a number of countries in Europe have suffered terrorist attacks and additional attacks may occur in the future. Such attacks may cause uncertainty in financial markets and may adversely affect the performance of the issuers to which the Fund has exposure.
Income Risk. A Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by a Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by a Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates. A reduction in the income earned by a Fund may limit the Fund's ability to achieve its objective.
Indexing Strategy/Index Tracking Risk. Each Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities. Each Fund will seek to provide investment results that correspond generally to the performance of the Index, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. Each Fund generally will buy and will not sell a security included in the Index as long as the security is part of the Index regardless of any sudden or material decline in value or foreseeable material decline in value of the security, even though the Adviser may make a different investment decision for other actively managed accounts or portfolios that hold the security. As a result, a Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index (in absolute terms and by comparison with other indices) and, consequently, the performance, volatility, and risk of a Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on a Fund and its shareholders. To the extent circumstances evolve in between reconstitutions, an Index may include, and the corresponding Fund may therefore hold for a period of time, securities of companies that do not align with the Index's objective and/or criteria. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), a Fund's return may not match the return of the Index for a number of reasons. For example, the return on the sample of securities purchased by a Fund (or the return on securities not included in the Index) may not correlate precisely with the return of the Index. Each Fund incurs a number of operating expenses not applicable to the Index, and may incur costs in buying and selling securities. In addition, a Fund may not be fully invested at times, either as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between a Fund's return and that of the Index. Changes in the composition of the Index and regulatory requirements also may impact a Fund's ability to match the return of the Index. The Adviser may apply one or more “screens” or investment techniques to refine or limit the number or types of issuers included in the Index in which a Fund may invest. Application of such screens or techniques may result in investment performance below that of the Index and may not produce results expected by the Adviser. Index tracking risk may be heightened during times of increased market volatility or other unusual market conditions.
Pursuant to each Index methodology, a security may be removed from an Index in the event that it does not comply with the eligibility requirements of the Index. As a result, a Fund may be forced to sell securities at inopportune times and/or unfavorable prices due to these changes in the Index components. When there are changes made to the component securities of an Index and the corresponding Fund in turn makes similar changes to its portfolio to attempt to increase the correlation between the Fund's portfolio and the Index, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. Unscheduled changes to
153

an Index may expose the corresponding Fund to additional tracking error risk. A Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the corresponding Index. A Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences.
Industrial Sector Risk. Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products and services in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, another component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Inflation-Indexed Securities Risk. The principal amount of an inflation-indexed security typically increases with inflation and decreases with deflation, as measured by a specified index. It is possible that, in a period of declining inflation rates, a Fund could receive at maturity less than the initial principal amount of an inflation-indexed security. Although the holders of TIPS receive no less than the par value of the security at maturity, if a Fund purchases TIPS in the secondary market whose principal values have previously been adjusted upward and there is a period of subsequent declining inflation rates, a Fund may receive at maturity less than it invested. Depending on the changes in inflation rates during the period a Fund holds an inflation-indexed security, a Fund may earn less on the security than on a conventional bond. The principal amounts of inflation-indexed securities are typically only adjusted periodically, and changes in the values of the securities may only approximately reflect changes in inflation rates and may occur substantially after the changes in inflation rates in question occur.
Interest Rate Risk. Interest rate risk is the risk that the securities held by a Fund will decline in value because of increases in market interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, the value of a security with a duration of five years would be expected to decrease by 5% for every 1% increase in interest rates. Falling interest rates also create the potential for a decline in a Fund's income and yield. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. Variable and floating rate securities also generally increase or decrease in value in response to changes in interest rates, although generally to a lesser degree than fixed-rate securities. A substantial increase in interest rates may also have an adverse impact on the liquidity of a security, especially those with longer durations. Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for bonds. Changes in government or central bank policy, including changes in tax policy or changes in a central bank's implementation of specific policy goals, may have a substantial impact on interest rates. This could lead to heightened levels of interest rate, volatility and liquidity risks for the fixed income markets generally and could have a substantial and immediate effect on the values of a Fund's investments. There can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed, nor that any such policy will have the desired effect on interest rates.
Leveraging Risk. Borrowing transactions, reverse repurchase agreements, certain derivatives transactions, securities lending transactions and other investment transactions such as when-issued, delayed-delivery, or forward commitment transactions may create investment leverage. If a Fund engages in transactions that have a leveraging effect on the Fund's investment portfolio, the value of the Fund will be potentially more volatile and all other risks will tend to be compounded. This is because leverage generally creates investment risk with respect to a larger base of assets than a Fund would otherwise have and so magnifies the effect of any increase or decrease in the value of the Fund's underlying assets. The use of leverage is considered to be a speculative investment practice and may result in losses
154

to a Fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The use of leverage may cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy repayment, interest payment, or margin obligations or to meet asset coverage requirements.
Limited Track Record Risk. Certain Funds have a limited track record and there is no assurance that a Fund will grow quickly. When a Fund's size is small, the Fund may experience low trading volume, which could lead to wider bid/ask spreads. In addition, a Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange. Any resulting liquidation of a Fund could cause elevated transaction costs for the Fund and negative tax consequences for its shareholders.
Liquidity Risk. Liquidity risk is the risk that a Fund may not be able to dispose of investments readily at a favorable time or prices (or at all) or at prices approximating those at which a Fund currently values them. For example, certain investments may be subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. It may be difficult for a Fund to value illiquid investments accurately. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. If the liquidity of a Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the NAV of Fund Shares, and could result in the Fund Shares being less liquid. Disposal of illiquid investments may entail registration expenses and other transaction costs that are higher than those for liquid investments. A Fund may seek to borrow money to meet its obligations (including among other things redemption obligations) if it is unable to dispose of illiquid investments, resulting in borrowing expenses and possible leveraging of the Fund.
Low Short-Term Interest Rates Risk. During market conditions in which short-term interest rates are at low levels, a Fund's yield can be very low, and a Fund may have a negative yield (i.e., it may lose money on an operating basis). During these conditions, it is possible that a Fund will generate an insufficient amount of income to pay its expenses, and will not be able to pay its scheduled dividend. In addition, it is possible that during these conditions a Fund may experience difficulties purchasing and/or selling securities with respect to scheduled rebalances, and may, as a result, maintain a portion of its assets in cash, on which it may earn little, if any, income. Such market conditions may adversely affect a Fund's ability to achieve a high degree of correlation with its Index.
Market Risk. Market prices of investments held by a Fund will go up or down, sometimes rapidly or unpredictably. A Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile, and prices of investments can change substantially due to various factors, including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in actual or perceived creditworthiness of issuers and general market liquidity. Even if general economic conditions do not change, the value of an investment in a Fund could decline if the particular industries, sectors or companies in which the Fund invests do not perform well or are adversely affected by events. Further, legal, political, regulatory and tax changes also may cause fluctuations in markets and securities prices. Local, regional or global events such as war, military conflicts, acts of terrorism, trade policy changes or disputes, the threat or actual imposition of tariffs, natural disasters, public health issues, or other events could have a significant impact on a Fund and its investments. Due to the interconnectedness of economies and financial markets throughout the world, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund's investments may be negatively affected. A widespread outbreak of an infectious illness, such as COVID-19, and efforts to contain its spread, may result in market volatility, inflation, reduced liquidity of certain instruments, disruption in the trading of certain instruments, and systemic economic weakness. The foregoing could impact a Fund and its investments and result in disruptions to the services provided to a Fund by its service providers.
Money Market Fund Investment Risk. An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency. Certain money market funds seek to preserve the value of their shares at $1.00 per share, although there can be no assurance that they will do so, and it is possible to lose money by investing in such a money market fund. A major or unexpected change in interest rates or a decline in the credit quality of an issuer or entity providing credit support, an inactive trading market for money market instruments, or adverse market, economic, industry, political, regulatory, geopolitical, and other conditions could cause the share price of such a money market fund to fall below $1.00. It is possible that such a money market fund will
155

issue and redeem shares at $1.00 per share at times when the fair value of the money market fund's portfolio per share is more or less than $1.00. None of State Street Corporation, State Street Bank and Trust Company (“State Street”), State Street Investment Management, SSGA FM or their affiliates (collectively, the “State Street Entities”) guarantee the value of an investment in a money market fund at $1.00 per share. Investors should have no expectation of capital support to a money market fund from the State Street Entities. Other money market funds price and transact at a “floating” NAV that will fluctuate along with changes in the market-based value of fund assets. Shares sold utilizing a floating NAV may be worth more or less than their original purchase price. Recent changes in the regulation of money market funds may affect the operations and structures of money market funds. A money market fund may be permitted or required to impose redemption fees during times of market stress.
Mortgage-Related and Other Asset-Backed Securities Risk. Investments in mortgage-related and other asset-backed securities are subject to the risk of significant credit downgrades, illiquidity, and defaults to a greater extent than many other types of fixed income investments. The liquidity of mortgage-related and asset-backed securities may change over time. Mortgage-related securities represent a participation in, or are secured by, mortgage loans. Other asset-backed securities are typically structured like mortgage-related securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include, for example, items such as motor vehicle installment sales or installment loan contracts, leases on various types of real and personal property, and receivables from credit card agreements. During periods of falling interest rates, mortgage-related and other asset-backed securities, which typically provide the issuer with the right to prepay the security prior to maturity, may be prepaid, which may result in a Fund having to reinvest the proceeds in other investments at lower interest rates. During periods of rising interest rates, the average life of mortgage-related and other asset-backed securities may extend because of slower-than expected principal payments. This may lock in a below market interest rate, increase the security's duration and interest rate sensitivity, and reduce the value of the security. As a result, mortgage-related and other asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other debt securities of comparable maturities, although they may have a similar risk of decline in market values during periods of rising interest rates. Prepayment rates are difficult to predict and the potential impact of prepayments on the value of a mortgage-related or other asset-backed security depends on the terms of the instrument and can result in significant volatility. The price of a mortgage-related or other asset-backed security also depends on the credit quality and adequacy of the underlying assets or collateral. Defaults on the underlying assets, if any, may impair the value of a mortgage-related or other asset-backed security. For some asset-backed securities in which a Fund invests, such as those backed by credit card receivables, the underlying cash flows may not be supported by a security interest in a related asset. Moreover, the values of mortgage-related and other asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain situations, the mishandling of related documentation may also affect the rights of securities holders in and to the underlying collateral. There may be legal and practical limitations on the enforceability of any security interest granted with respect to underlying assets, or the value of the underlying assets, if any, may be insufficient if the issuer defaults.
In a “forward roll” transaction, a Fund will sell a mortgage-related security to a bank or other permitted entity and simultaneously agree to purchase a similar security from the institution at a later date at an agreed upon price. The mortgage securities that are purchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. The values of such transactions will be affected by many of the same factors that affect the values of mortgage-related securities generally. In addition, forward roll transactions may have the effect of creating investment leverage in a Fund.
Municipal Obligations Risk. The U.S. municipal securities market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities. Municipal obligations include revenue obligations, which are generally backed by the revenues generated from a specific project or facility and include private activity bonds and industrial development bonds. Private activity and industrial development bonds are dependent on the ability of the facility's user to meet its financial obligations and on the value of any real or personal property pledged as security for such payment. Private activity and industrial development bonds, although issued by industrial development authorities, may be backed only by the assets of the non-governmental user. Because many municipal securities are issued to finance projects relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market. Municipal securities may also include municipal leases, certificates of participation in such lease obligations or
156

installment purchase contract obligations of municipal authorities or entities (collectively, “municipal lease obligations”). For many municipal lease obligations, the relevant legislative body must appropriate the money each year to make the lease or installment purchase payments. Certain municipal lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a “non-appropriation” lease, a Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition or releasing of the property might prove difficult. Municipal securities backed by current or anticipated revenues from a specific project or specific asset can be negatively affected by the discontinuance or reduction in the rate of the taxation supporting the project or asset or the inability to collect revenues for the project or from the assets. If the U.S. Internal Revenue Service (the “IRS”) determines the issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable, and the security could decline in value. Municipal obligations may also be subject to prepayment risk and extension risk. Certain states and other governmental entities have experienced, and may continue to experience, extreme financial pressures in response to financial, economic and other factors, and may be, or be perceived to be, unable to meet all of their obligations under municipal bonds issued or guaranteed by them; such factors may result in substantial volatility in municipal securities markets and losses to the corresponding Fund. Additionally, a Fund's portfolio may have greater exposure to liquidity risk since the markets for such securities may be less liquid than the traditional bond markets. There may also be less information available on the financial condition of issuers of these types of securities than for public corporations. This means that it may be harder to buy and sell such securities, especially on short notice, and these securities may be more difficult for a Fund to value accurately than securities of public corporations.
Non-Diversification Risk. Funds classified as “non-diversified” may hold a smaller number of portfolio securities than many other funds. Certain diversified Funds may become non-diversified for periods of time solely as a result of tracking their respective Index (e.g., changes in weightings of one or more component securities). To the extent a Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds.
Non-U.S. Securities Risk. Investments in securities of non-U.S. issuers entail risks not typically associated with investing in securities of U.S. issuers. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by entities with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. securities are typically denominated and traded in currencies other than the U.S. dollar, the value of a Fund's assets, to the extent they are non-U.S. dollar denominated, may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. To the extent underlying securities held by the Fund trade on foreign exchanges that are closed when the exchange on which the Fund's shares trade is open, there may be deviations between the current price of an underlying security and the last quoted price for the underlying security on the closed foreign market. These deviations could result in the Fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the United States. The securities of some non-U.S. entities are less liquid and at times more volatile than securities of comparable U.S. entities, and could become subject to sanctions or embargoes that adversely affect a Fund's investment. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the U.S. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, and diplomatic developments that could adversely affect the values of a Fund's investments  in issuers in certain non-U.S. countries. Investments in securities of non-U.S. issuers also are subject to foreign political and economic risk not associated with U.S. investments, meaning that political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a country where a Fund invests could cause the Fund's investments to experience gains or losses. In addition, the threat of or actual imposition of tariffs may adversely impact the price of non-U.S. securities. Certain countries may institute
157

negative interest rates on certain fixed-income securities, and similar interest rate conditions may be experienced in other regions. Investments in fixed-income securities with very low or negative interest rates may magnify a Fund's susceptibility to interest rate risk and diminish yield and performance, and such investments may be subject to heightened volatility and reduced liquidity.
Political Risk. A significant restructuring of federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Lower income tax rates could reduce the advantage of owning municipals.
Preferred Stock Risk. Generally, preferred stock holders have no or limited voting rights with respect to the issuing company. In addition, preferred stock is generally senior to common stock, but subordinated to bonds and other debt instruments in a company's capital structure and therefore will be subject to greater credit risk than those debt instruments. In the event an issuer of preferred stock experiences economic difficulties, the issuer's preferred stock may lose substantial value due to the increased likelihood of deferred dividend payments and the fact that the preferred stock may be subordinated to other securities of the same issuer. Further, because many preferred stocks pay dividends at a fixed rate, their market price can be sensitive to changes in interest rates in a manner similar to bonds - that is, as interest rates rise, the value of the preferred stock held by a Fund is likely to decline. Therefore, to the extent that a Fund invests a substantial portion of its assets in fixed rate preferred stock, rising interest rates may cause the value of a Fund's investments to decline significantly. In addition, to the extent preferred stocks allow holders to convert the preferred stock into common stock of the issuer, their market price can be sensitive to changes in the value of the issuer's common stock and, therefore, declining common stock values may also cause the value of a Fund's investments to decline. Preferred stock often have call features which allow the issuer to redeem the security at its discretion. The redemption of a preferred stock having a higher than average yield may cause a decrease in a Fund's yield.
Private Activity Bonds Risk. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place limitations on the size of such issues. The credit and quality of private activity bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds are the responsibility of the corporate user (and/or any guarantor), which means that the holder of the private activity bond is exposed to the risk that the corporate user (and/or any guarantor) may default on the private activity bond. Conditions such as regulatory and environmental restrictions and economic downturns may lower the need for and the ability of corporate users to pay for the projects financed by private activity bonds. The Fund's distributions of its interest income from private activity bonds may subject certain investors to federal alternative minimum tax applicable to noncorporate taxpayers.
Reinvestment Risk. Income from a Fund's portfolio may decline when the Fund invests the proceeds from investment income, sales of portfolio securities or matured, traded or called debt obligations. For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing a Fund to reinvest the proceeds in lower-yielding securities. A decline in income received by a Fund from its investments is likely to have a negative effect on the yield and total return of the Fund Shares.
Restricted Securities Risk. A Fund may hold securities that have not been registered for sale to the public under the U.S. federal securities laws pursuant to an exemption from registration. These securities may be less liquid than securities registered for sale to the general public. The liquidity of a restricted security may be affected by a number of factors, including, among others: (i) the creditworthiness of the issuer; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; (v) the nature of any legal restrictions governing trading in the security; and (vi) the nature of the security and the nature of marketplace trades. There can be no assurance that a liquid trading market will exist at any time for any particular restricted security. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility.
158

Settlement Risk. Markets in different countries have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of transactions. Delays in settlement may increase credit risk to a Fund, limit the ability of a Fund to reinvest the proceeds of a sale of securities, hinder the ability of a Fund to lend its portfolio securities, and potentially subject a Fund to penalties for its failure to deliver to on-purchasers of securities whose delivery to a Fund was delayed. Delays in the settlement of securities purchased by a Fund may limit the ability of a Fund to sell those securities at times and prices it considers desirable, and may subject a Fund to losses and costs due to its own inability to settle with subsequent purchasers of the securities from it. A Fund may be required to borrow monies it had otherwise expected to receive in connection with the settlement of securities sold by it, in order to meet its obligations to others. Limits on the ability of a Fund to purchase or sell securities due to settlement delays could increase any variance between a Fund's performance and that of its benchmark index.
Sovereign Debt Obligations Risk. Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity's willingness or ability to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. A governmental entity may default on its obligations or may require renegotiation or reschedule of debt payments. Any restructuring of a sovereign debt obligation held by a Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt. The sovereign debt of certain non-U.S. governments, including their sub-divisions and instrumentalities, is rated below investment-grade. Sovereign debt risk may be greater for debt securities issued or guaranteed by emerging and/or frontier countries.
Subordinated Debt Risk. A Fund may invest in debt securities that are subordinated to more senior securities of the issuer. Holders of debt securities that are subordinated or “junior” to more senior securities are entitled to payment after holders of more senior securities. Subordinated debt securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, may be disproportionately affected by a default, downgrade or perceived decline in creditworthiness, and may take longer to recover interest or principal. If there is a default, bankruptcy or liquidation of the issuer, most subordinated debt securities are paid only if sufficient assets remain after payment of the issuer's non-subordinated securities.
Tax Exemption Risk. There is no guarantee that any of a Fund's income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after a Fund's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by a Fund to its shareholders that is attributable to municipal bonds to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to decline in value.
Technology Sector Risk. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of a Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Technology companies may have limited product lines, markets, financial resources or personnel. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Unconstrained Sector Risk. A Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. When a Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not focused its assets in that industry, market, or economic sector, which may increase the volatility of the Fund.
159

U.S. Government Securities Risk. U.S. government securities, such as Treasury bills, notes and bonds and mortgage-backed securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury nor supported by the full faith and credit of the U.S. government. There is no assurance that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability, or investment character of securities issued by these entities. The value and liquidity of U.S. government securities may be affected adversely by changes in the ratings of those securities. Securities issued by the U.S. Treasury historically have been considered to present minimal credit risk. The downgrade in the long-term U.S. credit rating by at least two major rating agencies has introduced greater uncertainty about the ability of the U.S. to repay its obligations. Further credit rating downgrades or a U.S. credit default could decrease the value and increase the volatility of a Fund's investments.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of a Fund's U.S. Treasury obligations to decline. The total public debt of the United States as a percentage of gross domestic product grew rapidly after the financial crisis of 2008 and has remained at a historically high level. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can cause a decline in the value of the dollar (which may lead to inflation), and can prevent the U.S. government from implementing effective countercyclical fiscal policy in economic downturns. On August 5, 2011, Standard & Poor's Ratings Services downgraded U.S. Treasury securities from AAA rating to AA+ rating. Standard & Poor's Ratings Services stated that its decision was prompted by its view on the rising public debt burden and its perception of greater policymaking uncertainty. Fitch also downgraded its rating of U.S. Treasury securities from AAA to AA+ on August 1, 2023, citing increasing government debt and erosion in confidence regarding governance of fiscal matters as a result of repeated political standoffs related to debt limit approvals. Most recently, on May 16, 2025, Moody's downgraded U.S. long-term issuer and senior unsecured ratings from Aaa to Aa1 to reflect over a decade-long increase in government debt, as well as interest payment ratios higher than those of similarly rated countries. A downgrade of the ratings of U.S. government debt obligations, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and have a substantial negative effect on the U.S. economy. Any additional downgrades of U.S. Treasury securities from ratings agencies may cause the value of a Fund's U.S. Treasury obligations to decline. In recent years, impasses in Congress regarding the federal budget have caused temporary Federal government shutdowns. While Congress has temporarily suspended the debt limit from time to time, the risks that the U.S. government will not adopt a long-term budget or deficit reduction plan, of one or more additional Federal government shutdowns or of future failures to not increase the Federal government's debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.
Valuation Risk. Certain portfolio holdings may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. Technological issues or other service disruption issues involving third-party service
160

providers may cause a Fund to value its investments incorrectly. In addition, there is no assurance that a Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that a Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by a Fund at that time.
Variable and Floating Rate Securities Risk. Variable or floating rate securities are debt securities with variable or floating interest rates payments. Variable or floating rate securities bear rates of interest that are adjusted periodically according to formulae intended generally to reflect market rates of interest and allow a Fund to participate (determined in accordance with the terms of the securities) in increases in interest rates through upward adjustments of the coupon rates on the securities. However, during periods of increasing interest rates, changes in the coupon rates may lag behind the changes in market rates or may have limits on the maximum increases in coupon rates. Alternatively, during periods of declining interest rates, the coupon rates on such securities will typically readjust downward resulting in a lower yield. A Fund may also invest in variable or floating rate equity securities, whose dividend payments vary based on changes in market rates of interest or other factors.
In addition, investment in derivative variable rate securities, such as inverse floaters, whose rates vary inversely with market rates of interest, or range floaters or capped floaters, whose rates are subject to periodic or lifetime caps, or in securities that pay a rate of interest determined by applying a multiple to the variable rate involves special risks as compared to investment in a fixed-rate security and may involve leverage. The extent of increases and decreases in the values of derivative variable rate securities and the corresponding change to the NAV of the Fund in response to changes in market rates of interest generally may be larger than comparable changes in the value of an equal principal amount of a fixed-rate security having similar credit quality, redemption provisions, and maturity. The markets for such securities may be less developed and may have less liquidity than the markets for conventional securities.
When-Issued, TBA and Delayed Delivery Securities Risk. A Fund may purchase securities on a when-issued, TBA or delayed delivery basis and may purchase securities on a forward commitment basis. The purchase price of the securities is typically fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. The prices of the securities so purchased or sold are subject to market fluctuations. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. Purchase of securities on a when-issued, TBA, delayed delivery, or forward commitment basis may give rise to investment leverage, and may result in increased volatility of a Fund's NAV. Default by, or bankruptcy of, a counterparty to a when-issued, TBA or delayed delivery transaction would expose a Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools specified in such transaction. The Financial Industry Regulatory Authority, Inc. imposes mandatory margin requirements for certain types of when-issued, TBA, delayed delivery and forward commitment transactions, with limited exceptions. Such transactions require mandatory collateralization which may increase the cost of such transactions and impose added operational complexity.
Zero-Coupon Bond Risk. Zero-coupon bonds are debt obligations that are generally issued at a discount and payable in full at maturity, and that do not provide for current payments of interest prior to maturity. Zero-coupon bonds usually trade at a deep discount from their face or par values and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest. When interest rates rise, the values of zero-coupon bonds fall more rapidly than securities paying interest on a current basis, because a Fund is unable to reinvest interest payments at the higher rates.
Non-Principal Risks
Each risk discussed below is a non-principal risk of a Fund to the extent it is not identified as a principal risk for such Fund in the preceding “ADDITIONAL RISK INFORMATION - PRINCIPAL RISKS” section.
Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. A Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”), which are responsible for the creation and redemption activity for a Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
161

Cash Transaction Risk. To the extent a Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, a Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
Concentration Risk. A Fund's assets may be concentrated in an industry or group of industries, but only to the extent that the Fund's underlying Index concentrates in a particular industry or group of industries. When a Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not focused its assets in that industry, market, or economic sector, which may increase the volatility of the Fund.
Conflicts of Interest Risk. An investment in a Fund will be subject to a number of actual or potential conflicts of interest. For example, the Adviser or its affiliates may provide services to a Fund, such as securities lending agency services, custodial, administrative, bookkeeping, and accounting services, transfer agency and shareholder servicing, securities brokerage services, and other services for which the Fund would compensate the Adviser and/or such affiliates. The Funds may invest in other pooled investment vehicles sponsored, managed, or otherwise affiliated with the Adviser. There is no assurance that the rates at which a Fund pays fees or expenses to the Adviser or its affiliates, or the terms on which it enters into transactions with the Adviser or its affiliates will be the most favorable available in the market generally or as favorable as the rates the Adviser or its affiliates make available to other clients. Because of its financial interest, the Adviser will have an incentive to enter into transactions or arrangements on behalf of a Fund with itself or its affiliates in circumstances where it might not have done so in the absence of that interest, provided that the Adviser will comply with applicable regulatory requirements.
The Adviser and its affiliates serve as investment adviser to other clients and may make investment decisions that may be different from those that will be made by the Adviser on behalf of the Funds. For example, the Adviser may provide asset allocation advice to some clients that may include a recommendation to invest in or redeem from particular issuers while not providing that same recommendation to all clients invested in the same or similar issuers. The Adviser may (subject to applicable law) be simultaneously seeking to purchase (or sell) investments for a Fund and to sell (or purchase) the same investment for accounts, funds, or structured products for which it serves as asset manager, or for other clients or affiliates. The Adviser and its affiliates may invest for clients in various securities that are senior, pari passu or junior to, or have interests different from or adverse to, the securities that are owned by a Fund. The Adviser or its affiliates, in connection with its other business activities, may acquire material nonpublic confidential information that may restrict the Adviser from purchasing securities or selling securities for itself or its clients (including the Funds) or otherwise using such information for the benefit of its clients or itself.
The foregoing does not purport to be a comprehensive list or complete explanation of all potential conflicts of interests which may affect a Fund. A Fund may encounter circumstances, or enter into transactions, in which conflicts of interest that are not listed or discussed above may arise.
Costs of Buying and Selling Shares. Investors buying or selling Fund Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Fund Shares (the “bid” price) and the price at which an investor is willing to sell Fund Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Fund Shares based on trading volume and market liquidity, and is generally lower if Fund Shares have more trading volume and market liquidity and higher if Fund Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Fund Shares, including bid/ask spreads, frequent trading of Fund Shares may significantly reduce investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.
Counterparty Risk. A Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts and other transactions such as repurchase agreements or reverse repurchase agreements. A Fund's ability to profit from these types of investments and transactions will depend on the willingness and ability of its counterparty to perform its obligations. If a counterparty fails to meet its contractual obligations, a Fund may be unable to terminate or realize any gain on the investment or transaction, resulting in a loss to the Fund. A Fund may
162

experience significant delays in obtaining any recovery in an insolvency, bankruptcy, or other reorganization proceeding involving its counterparty (including recovery of any collateral posted by it) and may obtain only a limited recovery or may obtain no recovery in such circumstances. If a Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty. Under applicable law or contractual provisions, including if a Fund enters into an investment or transaction with a financial institution and such financial institution (or an affiliate of the financial institution) experiences financial difficulties, then the Fund may in certain situations be prevented or delayed from exercising its rights to terminate the investment or transaction, or to realize on any collateral and may result in the suspension of payment and delivery obligations of the parties under such investment or transactions or in another institution being substituted for that financial institution without the consent of the Fund. Further, a Fund may be subject to “bail-in” risk under applicable law whereby, if required by the financial institution's authority, the financial institution's liabilities could be written down, eliminated or converted into equity or an alternative instrument of ownership. A bail-in of a financial institution may result in a reduction in value of some or all of securities and, if a Fund holds such securities or has entered into a transaction with such a financial security when a bail-in occurs, such Fund may also be similarly impacted.
Cybersecurity Risk. With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, funds (such as the Funds) and their service providers (including the Adviser) may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. Furthermore, geopolitical tensions may have increased the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, the Adviser, a sub-adviser, a custodian, the transfer agent, or other affiliated or third-party service provider may adversely affect a Fund or its shareholders. For instance, cyber-attacks or technical malfunctions may interfere with the processing of shareholder or other transactions, affect a Fund's ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject a Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks or technical malfunctions may render records of Fund assets and transactions, shareholder ownership of Fund Shares, and other data integral to the functioning of a Fund inaccessible or inaccurate or incomplete. A Fund may also incur substantial costs for cybersecurity risk management in order to prevent cyber incidents in the future. A Fund and its shareholders could be negatively impacted as a result. While the Adviser and/or the Sub-Adviser have established business continuity plans and systems designed to minimize the risk of cyber-attacks through the use of technology, processes and controls, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, given the evolving nature of this threat. The use of artificial intelligence and machine learning could exacerbate these risks or result in cyber security incidents that implicate personal data. Each Fund relies on third-party service providers for many of its day-to-day operations, and will be subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Fund from cyber-attack. The Adviser does not control the cybersecurity plans and systems put in place by third-party service providers, and such third-party service providers may have limited indemnification obligations to the Adviser or the Funds. Similar types of cybersecurity risks or technical malfunctions also are present for issuers of securities in which each Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund's investment in such securities to lose value.
Derivatives Risk. A derivative is a financial contract the value of which depends on, or is derived from, the value of an underlying asset, interest rate, or index. Derivative transactions typically involve leverage and may have significant volatility. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and a Fund may not be able to close out a derivative transaction at a favorable time or price. Risks associated with derivative instruments include potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty's credit quality; the potential for the derivative transaction not to have the effect the Adviser anticipated or a different or less favorable effect than the Adviser anticipated; the failure of the counterparty to the derivative transaction to perform its obligations under the transaction or to settle a trade; possible mispricing or improper valuation of the derivative instrument; imperfect correlation in the value of a derivative with the asset, rate, or
163

index underlying the derivative; the risk that a Fund may be required to post collateral or margin with its counterparty, and will not be able to recover the collateral or margin in the event of the counterparty's insolvency or bankruptcy; the risk that a Fund will experience losses on its derivatives investments and on its other portfolio investments, even when the derivatives investments may be intended in part or entirely to hedge those portfolio investments; the risks specific to the asset underlying the derivative instrument; lack of liquidity for the derivative instrument, including without limitation absence of a secondary trading market; the potential for reduced returns to a Fund due to losses on the transaction and an increase in volatility; the potential for the derivative transaction to have the effect of accelerating the recognition of gain; and legal risks arising from the documentation relating to the derivative transaction.
Index Construction Risk. A security included in an Index may not exhibit the characteristic or provide the specific exposure for which it was selected and consequently a Fund's holdings may not exhibit returns consistent with that characteristic or exposure.
Index Licensing Risk. It is possible that the license under which the Adviser or a Fund is permitted to replicate or otherwise use an Index will be terminated or may be disputed, impaired or cease to remain in effect. In such a case, the Adviser may be required to replace the relevant Index with another index which it considers to be appropriate in light of the investment strategy of a Fund. The use of any such substitute index may have an adverse impact on a Fund's performance. In the event that the Adviser is unable to identify a suitable replacement for the relevant Index, it may determine to terminate a Fund.
Leveraging Risk. Borrowing transactions, reverse repurchase agreements, certain derivatives transactions, securities lending transactions and other investment transactions such as when-issued, delayed-delivery, or forward commitment transactions may create investment leverage. If a Fund engages in transactions that have a leveraging effect on the Fund's investment portfolio, the value of the Fund will be potentially more volatile and all other risks will tend to be compounded. This is because leverage generally creates investment risk with respect to a larger base of assets than a Fund would otherwise have and so magnifies the effect of any increase or decrease in the value of the Fund's underlying assets. The use of leverage is considered to be a speculative investment practice and may result in losses to a Fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The use of leverage may cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy repayment, interest payment, or margin obligations or to meet asset coverage requirements.
Money Market Fund Investment Risk. An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency. Certain money market funds seek to preserve the value of their shares at $1.00 per share, although there can be no assurance that they will do so, and it is possible to lose money by investing in such a money market fund. A major or unexpected change in interest rates or a decline in the credit quality of an issuer or entity providing credit support, an inactive trading market for money market instruments, or adverse market, economic, industry, political, regulatory, geopolitical, and other conditions could cause the share price of such a money market fund to fall below $1.00. It is possible that such a money market fund will issue and redeem shares at $1.00 per share at times when the fair value of the money market fund's portfolio per share is more or less than $1.00. None of the State Street Entities guarantee the value of an investment in a money market fund at $1.00 per share. Investors should have no expectation of capital support to a money market fund from the State Street Entities. Other money market funds price and transact at a “floating” NAV that will fluctuate along with changes in the market-based value of fund assets. Shares sold utilizing a floating NAV may be worth more or less than their original purchase price. Recent changes in the regulation of money market funds may affect the operations and structures of money market funds. A money market fund may be permitted or required to impose redemption fees during times of market stress.
Portfolio Turnover Risk. A Fund may engage in frequent trading of its portfolio securities. Fund turnover generally involves a number of direct and indirect costs and expenses to a Fund, including, for example, brokerage commissions, dealer mark-ups and bid/asked spreads, and transaction costs on the sale of securities and reinvestment in other securities. The costs related to increased portfolio turnover have the effect of reducing a Fund's investment return, and the sale of securities by the Fund may result in the realization of taxable capital gains, including short-term capital gains. A Fund may engage in significant trading of its portfolio securities in connection with Index rebalancing. Frequent or significant trading may cause a Fund to incur additional transaction costs and experience different tax consequences in comparison to an ETF that does not engage in frequent or significant trading.
164

Regulatory Risk. Governmental and regulatory actions may have unexpected or adverse consequences on particular markets, strategies, or investments, which may adversely impact a Fund and impair how it is managed. Policy and legislative changes in the United States and in other countries may affect aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Securities Lending Risk. Each Fund may lend portfolio securities in an amount not to exceed 40% of the value of its net assets. For these purposes, net assets shall exclude the value of all assets received as collateral for the loan. Such loans may be terminated at any time. Any such loans must be continuously secured by collateral maintained on a current basis in an amount at least equal to the market value of the securities loaned by a Fund, marked to market each trading day. A Fund will receive the amount of all dividends, interest and other distributions on the loaned securities; however, the borrower has the right to vote the loaned securities. A Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. Should the borrower of the securities fail financially, a Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the securities lending agent to be of good financial standing. In a loan transaction, a Fund will also bear the risk of any decline in value of securities provided as collateral or acquired with cash collateral. Each Fund will attempt to minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity either directly on behalf of the lending Fund or through one or more joint accounts or funds, which may include those managed by the Adviser. To the extent the collateral provided or investments made with cash collateral differ from securities included in an Index, such collateral or investments may have a greater risk of loss than the securities included in the Index. In addition, a Fund will be subject to the risk that any income generated by lending its securities or reinvesting cash collateral is lower than any fees the Fund has agreed to pay a borrower. The Adviser will take into account the tax impact to shareholders of substitute payments for dividends when overseeing a Fund's securities lending activity.
Trading Issues. Although Fund Shares are listed for trading on the Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for such Fund Shares will develop or be maintained. Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund Shares inadvisable. In addition, trading in Fund Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Similar to the shares of operating companies listed on a stock exchange, Fund Shares may be sold short and are therefore subject to the risk of increased volatility in the trading price of a Fund's shares. While each Fund expects that the ability of Authorized Participants to create and redeem Fund Shares at NAV should be effective in reducing any such volatility, there is no guarantee that it will eliminate the volatility associated with such short sales. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged or that Fund Shares will trade with any volume, or at all, on any stock exchange. Fund Shares may be available for trading on an exchange during extended trading sessions, including before or after regular market trading (typically, 9:30 a.m. to 4:00 p.m. Eastern time). Buying and selling Fund Shares during extended trading sessions may involve heightened risks, including potentially lower liquidity, higher price volatility, wider bid-ask spreads, and prices that may not reflect the prices at which Fund Shares trade during regular market hours. The ability to trade Fund Shares on an exchange during extended trading sessions can be halted at any time. There can be no guarantee that Fund Shares will be available for trading on an exchange during any extended trading session.
165

Management
Investment Adviser
SSGA FM serves as the investment adviser to each Fund pursuant to an investment advisory agreement (“Investment Advisory Agreement”) between the Trust and the Adviser, and, subject to the oversight of the Board, is responsible for the investment management of each Fund. The Adviser provides an investment management program for each Fund and manages the investment of each Fund's assets. In addition, the Adviser provides administrative, compliance and general management services to each Fund. The Adviser is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation. The Adviser is registered with the SEC under the Investment Advisers Act of 1940, as amended. The Adviser and certain other affiliates of State Street Corporation make up State Street Investment Management, the investment management arm of State Street Corporation. As of June 30, 2026, the Adviser managed approximately $1.53 trillion in assets and State Street Investment Management managed approximately $6.28 trillion in assets. The Adviser's principal business address is One Congress Street, Boston, Massachusetts 02114.
For the services provided to each Fund under the Investment Advisory Agreement, for the fiscal year ended June 30, 2026, each Fund paid the Adviser the annual fees based on a percentage of each Fund's average daily net assets as set forth below:
State Street SPDR Bloomberg 1-3 Month T-Bill ETF	0.1345%
State Street SPDR Bloomberg 3-12 Month T-Bill ETF	0.1345%
State Street SPDR Bloomberg 1-10 Year TIPS ETF	0.15%
State Street SPDR Bloomberg Convertible Securities ETF	0.40%
State Street SPDR Bloomberg Emerging Markets USD Bond ETF	0.23%
State Street SPDR Bloomberg High Yield Bond ETF	0.40%
State Street SPDR Bloomberg Investment Grade Floating Rate ETF	0.15%
State Street SPDR Bloomberg Short Term High Yield Bond ETF	0.40%
State Street SPDR Nuveen ICE High Yield Municipal Bond ETF	0.35%
State Street SPDR Nuveen ICE Municipal Bond ETF	0.23%
State Street SPDR Nuveen ICE Short Term Municipal Bond ETF	0.20%
State Street SPDR Portfolio Aggregate Bond Index ETF	0.03%
State Street SPDR Portfolio Corporate Bond Index ETF	0.03%
State Street SPDR Portfolio High Yield Bond Index ETF	0.05%
State Street SPDR Portfolio Intermediate Term Corporate Bond Index ETF	0.04%
State Street SPDR Portfolio Intermediate Term Treasury Index ETF	0.03%
State Street SPDR Portfolio Long Term Corporate Bond Index ETF	0.04%
State Street SPDR Portfolio Long Term Treasury Index ETF	0.03%
State Street SPDR Portfolio Mortgage Backed Bond Index ETF	0.03%
State Street SPDR Portfolio Short Term Corporate Bond Index ETF	0.04%
State Street SPDR Portfolio Short Term Treasury Index ETF	0.03%
State Street SPDR Portfolio TIPS Index ETF	0.12%
State Street SPDR Portfolio Treasury Index ETF	0.03%
State Street SPDR Portfolio Ultra Short T-Bill Index ETF	0.05%
From time to time, the Adviser may waive all or a portion of its management fee. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse expenses in an amount equal to any acquired fund fees and expenses (excluding holdings in acquired funds for cash management purposes, if any) for each Fund until October 31, 2027. This waiver and/or reimbursement does not provide for the recoupment by the Adviser of any amounts waived or reimbursed. This waiver and/or reimbursement may not be terminated prior to October 31, 2027 except with the approval of the Board. The Adviser pays all expenses of each Fund other than the management fee, brokerage expenses, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), litigation expenses, acquired fund fees and expenses and other extraordinary expenses.
Investment Sub-Adviser. Pursuant to the Advisory Agreement between the Funds and the Adviser, the Adviser is authorized to engage one or more sub-advisers for the performance of any of the services contemplated to be rendered by the Adviser. The Adviser has retained Nuveen Asset Management, LLC (“Nuveen Asset Management”) as sub-adviser, to be responsible for the day-to-day management of the Municipal Bond ETFs' investments, subject to supervision by the Adviser and the Board. The Adviser provides administrative, compliance and general management
166

services to the Municipal Bond ETFs. Nuveen Asset Management is a wholly-owned subsidiary of Nuveen Fund Advisors, LLC, which is a wholly-owned subsidiary of Nuveen LLC (“Nuveen”). Nuveen is the asset management division of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a leading financial services provider that provides a wide range of financial solutions, including investing, advice and education, and retirement services. TIAA was originally founded in 1918 by the Carnegie Foundation for the Advancement of Teaching. Nuveen Asset Management offers advisory and investment management services to a broad range of fund clients and has extensive experience in managing municipal securities. As of June 30, 2026, Nuveen Asset Management managed approximately $320.20 billion in assets. Nuveen Asset Management's principal business address is 333 West Wacker Drive, Chicago, Illinois 60606.
In accordance with the Sub-Advisory Agreement between the Adviser and Nuveen Asset Management, the Adviser pays Nuveen Asset Management a portion of the advisory fee paid by the Municipal Bond ETFs to the Adviser (after deducting payments to service providers and expenses) based on a percentage of the Fund's average daily net assets managed by Nuveen Asset Management. The Municipal Bond ETFs are not responsible for the fees paid to Nuveen Asset Management.
Participating Affiliates. The Adviser has entered into personnel-sharing arrangements with each of SSGA LTD and SSGA Singapore, each an affiliate of State Street Global Advisors, Inc., which is a wholly-owned subsidiary of State Street Corporation. Pursuant to the personnel-sharing arrangements, certain employees of SSGA LTD and SSGA Singapore, as “participating affiliates,” serve as “associated persons” of the Adviser, and, in this capacity, are subject to the oversight of the Adviser and its Chief Compliance Officer. These associated persons may, on behalf of the Adviser, provide discretionary investment management services (including portfolio management and trading services), research and related services to the State Street SPDR Bloomberg Emerging Markets USD Bond ETF in accordance with the investment objectives, policies and limitations set forth in the prospectus and SAI. Unlike the Adviser, neither SSGA LTD nor SSGA Singapore is registered as an investment adviser with the SEC. Each personnel-sharing arrangement is based on no-action letters of the staff of the SEC that permit SEC-registered investment advisers to rely on and use the resources of advisory affiliates, subject to certain conditions. Prior to March 31, 2023, SSGA LTD was a registered investment adviser with the SEC, and provided investment sub-advisory services to the State Street SPDR Bloomberg Emerging Markets USD Bond ETF. As of June 30, 2026, SSGA LTD managed approximately $732.84 billion in assets. SSGA LTD's principal business address is 20 Churchill Place, Canary Wharf, London E14 5HJ, United Kingdom. As of June 30, 2026, SSGA Singapore managed approximately $28.12 billion in assets. SSGA Singapore's principal business address is 168 Robinson Road, #33-01 Capital Tower, Singapore 068912.
A discussion regarding the Board's consideration of the Investment Advisory Agreement and Sub-Advisory Agreements is provided in the Funds' Form N-CSR filing with the SEC for the period ended June 30, 2026.
SSGA FM, as the investment adviser for the Funds, may hire one or more sub-advisers to oversee the day-to-day investment activities of the Funds. The sub-advisers are subject to oversight by the Adviser. The Adviser and the Trust have received an exemptive order from the SEC that permits the Adviser, with the approval of the Board, including a majority of the Independent Trustees, of the Trust, to retain and amend existing sub-advisory agreements with unaffiliated investment sub-advisers for a Fund without submitting the sub-advisory agreement to a vote of the Fund's shareholders. The Trust will notify shareholders in the event of any change in the identity of such sub-adviser or sub-advisers. The Adviser has ultimate responsibility for the investment performance of the Funds due to its responsibility to oversee each sub-adviser and recommend their hiring, termination and replacement. The Adviser is not required to disclose fees paid to any unaffiliated sub-adviser retained pursuant to the order. Except with respect to the State Street SPDR Bloomberg 3-12 Month T-Bill ETF, State Street SPDR Bloomberg 1-10 Year TIPS ETF, State Street SPDR Bloomberg Emerging Markets USD Bond ETF, State Street SPDR Portfolio High Yield Bond Index ETF, State Street SPDR Portfolio Treasury Index ETF and State Street SPDR Portfolio Ultra Short T-Bill Index ETF, approval by a Fund's shareholders is required before any authority granted under the exemptive order may be exercised.
Portfolio Management
The Adviser and Sub-Advisers manage the Funds using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within each team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the  respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities,
167

including investment strategy and analysis, while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables each team to draw upon the resources of other groups within State Street Investment Management. Each portfolio management team is overseen by State Street Investment Management's internal governance.
Portfolio Managers.
Michael Brunell, CFA, is a Vice President of State Street Investment Management and a senior member of the Fixed Income portfolio management team. In his current role as part of the Fixed Income Beta Solutions Team, he heads the credit sector team and is responsible for developing, managing, and supporting various types of funds against a variety of conventional and custom bond index strategies. He was a member of the group that launched the first SPDR fixed income ETFs in 2007 and a long-time manager of State Street Investment Management's U.S. high yield and convertible ETF products. Prior to joining the investment team in 2004, Mr. Brunell had been responsible for managing the U.S. Fixed Income Operations Group at State Street Investment Management. Previous to that he had been a member of the Mutual Fund Custody division of State Street where he was focused on the accounting and the valuation of various domestic and international equity and bond portfolios. Mr. Brunell earned a Bachelor of Science in Business Administration from Saint Michael's College and a Master of Science in Finance from the Carroll School of Management at Boston College. Additionally, he earned the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute and CFA Society Boston, Inc.
Read Burns is a Vice President of State Street Investment Management and a Portfolio Manager in the Fixed Income Beta Solutions Team. He joined the group from the Global Portfolio Content & Analytics Team where he served as a specialist covering North American Fixed Income. Prior to joining State Street Investment Management in 2012, Mr. Burns spent the last 14 years of his career working as an institutional fixed income salesperson. The majority of this time was spent working at Lehman Brothers but also included time at Broadpoint Gleacher and most recently UBS. Before working in sales, Mr. Burns began his career in 1995 working in fixed income operations for Lehman Brothers. Mr. Burns received a Bachelor of Arts in Economics from Bates College.
Mark Cole, CFA, is a Vice President of State Street Investment Management and a Portfolio Manager in the Fixed Income Beta Solutions Team. In this role, he manages high yield and leveraged loan ETFs and separate accounts. Prior to joining State Street Investment Management in 2024, Mr. Cole was a credit analyst for the broadly syndicated loan group for State Street Bank. Before joining the U.S. Leveraged Loan portfolio team in 2020, Mr. Cole had multiple portfolio management and credit analyst roles within State Street's CIO, including managing the investment grade corporate portfolio and the CLO securities portfolio and serving as a credit analyst for multiple asset classes. Mr. Cole started his career with State Street in 2000, having also worked in the Enterprise Risk Management division, responsible for analyzing and reviewing various credit exposures. Mr. Cole received a Bachelor of Science in Management and a Master of Science in Finance from Boston College. He has also earned the Chartered Financial Analyst (CFA) designation.
Marc DiCosimo, CFA, is a Vice President of State Street Investment Management and a Senior Portfolio Manager in the Fixed Income Beta Solutions Team within the Fixed Income, Cash and Currency Team. Prior to joining State Street Investment Management in 2013, Mr. DiCosimo worked at Wellington Management as a fixed income portfolio analyst on the Mortgage Backed Securities Team. Mr. DiCosimo has twenty years of fixed income experience working at Loomis Sayles and Saxon Mortgage Capital. Mr. DiCosimo graduated from the University of Richmond with a degree in Accounting. He is a Chartered Financial Analyst (CFA) and is a member of the CFA Institute and CFA Society Boston, Inc. He is a co-chair of the Mortgage Securitization Council of the Association of Institutional Investors.
Christopher DiStefano is a Vice President of State Street Investment Management and a Portfolio Manager in the Fixed Income, Cash and Currency Investment team. He is responsible for managing several funds and ETFs within the convertible bond, investment grade credit strategies. Prior to his current role, Mr. DiStefano was a member of the Global Graduate Rotational Program at State Street Investment Management, a two year cross-functional program engineered to provide candidates with a diverse skill set and a broad perspective. Before joining State Street Investment Management in 2010, Mr. DiStefano worked as an engineer within the real estate development and transportation industries. Mr. DiStefano holds a Master of Business Administration from the Carroll School of Management at Boston College, and a Master of Science and Bachelor of Science in Civil Engineering from the University of Illinois and Union College, respectively.
168

Robert Golcher is a Vice President and a Senior Portfolio Manager on the Emerging Markets Debt Team within the Fixed Income Beta Solutions Team at SSGA LTD. He joined SSGA LTD in 2013 after eleven years at the Bank of England, where he worked in a variety of roles associated with the management of the UK's Foreign Exchange Reserves. Initially at SSGA LTD, he managed portfolios in the Rates and Aggregate space prior to moving on to manage Emerging Markets Debt in 2016. Mr. Golcher holds a Bachelor of Science in Economics from the University of Nottingham and the Investment Management Certificate (IMC).
Kyle Kelly, CFA, FRM, is a Vice President of State Street Investment Management and a Portfolio Manager in the Fixed Income Beta Solutions Team where he manages high yield and investment grade credit ETFs and separate accounts. Prior to joining the portfolio management team, he worked as an investment risk management analyst focused on State Street Investment Management's fixed income and multi-asset class products. Mr. Kelly graduated from Boston College with a Bachelor of Arts in Communication and Economics. He earned the Chartered Financial Analyst (“CFA”) designation and the Financial Risk Manager (FRM) designation. He is a member of the CFA Institute, CFA Society Boston, Inc., and the Global Association of Risk Professionals.
James Kramer is a Vice President of State Street Investment Management and a Senior Portfolio Manager in the Fixed Income Beta Solutions Team within the Global Fixed Income, Cash and Currency Team. In his current role, he is responsible for managing global treasuries, inflation and aggregate bond portfolios for ETFs, commingled funds and separately managed accounts. Prior to joining the Global Fixed Income, Cash and Currency Team, Mr. Kramer was the Head of North America Fixed Income Trading. He was responsible for a team of traders that execute all cash bonds and derivative instruments for the Active and Passive Fixed Income Groups. Prior to heading the trading desk, Mr. Kramer was a senior portfolio manager in the Interest Rate Strategies Group at State Street Investment Management. His primary responsibilities included the portfolio management of active government and inflation linked strategies. Other responsibilities included directing U.S. interest rate strategies globally for State Street Investment Management. Mr. Kramer has a Bachelor of Arts in Economics from Fitchburg State College. He started his career at State Street Bank and Trust Company and has been working in the investment industry since 1993.
Joel H. Levy is a Managing Director and a member of Nuveen Asset Management's municipal investment team. Prior to the TIAA – Nuveen Asset Management merger, Mr. Levy lead TIAA's legacy municipal research and municipal investment strategies. Mr. Levy joined TIAA in 2011 after working for Bank of America's credit, product and pricing group. He has extensive experience in government and is the former Assistant City Treasurer and municipal debt manager for the City of Charlotte, North Carolina. He began his municipal finance career working for U.S. Congressman Michael Forbes and subsequently held analyst positions with the Albany County Comptroller's Office and the New York Association of Homes and Services for the Aging (NYAHSA). Mr. Levy graduated with a B.A. and an M.A. in Economics from The State University of New York – Albany, an M.B.A. from Wake Forest University and a J.D. from the Charlotte School of Law. He has also earned a post-graduate certificate in Corporate Treasury Management from Duke University and has nearly completed a second law degree (LLM) from Georgetown University in Securities and Financial Regulation. He is a former board member for the Southern Municipal Finance Society (SMFS) and a licensed attorney in the State of North Carolina.
Joanna Madden is a Vice President of State Street Investment Management and a Portfolio Manager in the Fixed Income Beta Solutions Team since 2013. Previously, Ms. Madden was a portfolio manager in the U.S. Cash Management Group responsible for short-term liquidity investments across all the cash and securities lending portfolios managed in Boston. She joined the Boston group in April 2010 after working as a portfolio manager with the London Cash Management Group. Prior to her portfolio management role, she was a product analyst for the London Cash Management Group where she provided analytical and business support. Before joining State Street Investment Management in London, Ms. Madden worked as an operations specialist supporting the Boston Cash Management Group. Ms. Madden received a Bachelor of Science in Political Science from Loyola University of Chicago, Illinois.
David Marchetti, CFA, is a Vice President of State Street Investment Management and a Portfolio Manager in the Fixed Income Beta Solutions Team. Mr. Marchetti is responsible for managing several investment grade credit funds, specifically managing short-term and intermediate credit funds. Also, he oversees the ETF basket creation/redemption process across multiple fixed income ETFs. Prior to joining the Fixed Income Beta Solutions Team in 2017, Mr. Marchetti worked as a portfolio administrator in the Fixed Income Operations team. There he was responsible for high yield analytic reporting, daily allocation of fund of funds, and the operational side of ETF baskets. Mr. Marchetti started
169

his career at State Street Bank and has been working in the investment industry since 2009. Mr. Marchetti holds a Bachelor of Science in Business Administration with a concentration in Finance from Boston University. He has earned the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute and CFA Society Boston, Inc.
Michael P. McElduff is a Senior Director and Portfolio Manager for the exchange traded funds (ETFs) at Nuveen Asset Management (“Nuveen”), as well as a client portfolio manager supporting Nuveen municipal products. In his role as client portfolio manager, Mike is focused on acting as a liaison between Nuveen's investment team and financial professionals discussing ongoing portfolio strategy, market commentary, Nuveen's interest rate outlook, product performance attribution and the benefits of professional management. Mr. McElduff also acts as Nuveen's municipal lead for the subadvisory ETF relationship which includes five funds, three passive funds and one active portfolio. Prior to joining Nuveen in 2020, Mr. McElduff worked as a trade assistant and analyst at Mariner Concordia Municipal Opportunities Fund from 2017 until 2020. Before that Mike worked at Merrill Lynch as a financial advisor. Mr. McElduff graduated with a B.S. in Politics, Philosophy and Economics from The University of Pennsylvania.
Ryan Mensching, CFA, is a Vice President of State Street Investment Management and a Portfolio Manager in the Fixed Income Beta Solutions Team. In this role, he manages high yield and leveraged loan ETFs and separate accounts. Prior to joining State Street Investment Management in 2024, Mr. Mensching was the U.S. Portfolio Manager of the broadly syndicated loan group for State Street Bank. Before joining the U.S. Leveraged Loan portfolio team in 2016, Mr. Mensching was a credit analyst on State Street's Structured Product team. Mr. Mensching started his career with State Street in 2006, having spent six years on the Asset-Liability Management and Capital Management teams that were responsible for managing State Street's balance sheet. Mr. Mensching received a Bachelor of Science in Finance from Fairfield University. He has earned the Chartered Financial Analyst (CFA) designation.
Frank Miethe, CFA, is a Vice President of State Street Investment Management and a Portfolio Manager in the Fixed Income Beta Solutions Team. Mr. Miethe joined State Street Investment Management in 2010 and has been part of the portfolio management team since 2013. He is currently responsible for managing several funds and ETFs within the investment grade credit sector. Prior to his role at State Street Investment Management, Mr. Miethe worked at State Street Corporation as a fund accountant and a client operations associate. He received his Bachelor's degree from Western New England University and a Master of Business Administration from Suffolk University. He has earned the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute and CFA Society Boston, Inc.
Cynthia Moy is a Principal of State Street Investment Management and a Portfolio Manager in the Fixed Income Beta Solutions Team. As part of the portfolio management team, she is responsible for managing government bond strategies. Previously, Ms. Moy was an analyst in the Government Solutions Team, where she was responsible for credit surveillance of housing finance agency bonds. Ms. Moy's prior roles at State Street also include work as an analyst in the Stable Value Team, the Global Structured Products Group, as well as the Mutual Funds Division. Ms. Moy holds a Bachelor of Arts in Quantitative Economics from Tufts University.
Kheng Siang Ng, CFA, is a Vice President, the Asia Pacific Head of the Fixed Income Beta Solutions Team at SSGA Singapore, and the Head of SSGA Singapore. He joined SSGA Singapore in 2005. Mr. Ng is responsible for leading the Asia Pacific fixed income teams managing global and Asian fixed income mandates in the region as well as driving the regional effort to provide innovative fixed income solutions to clients in the region. He also has additional responsibilities to manage the SSGA Singapore office to achieve strategic corporate objectives successfully. Prior to joining SSGA Singapore, Mr. Ng was a portfolio manager at ABN AMRO Asset Management in Singapore managing active global rates portfolios and Asian currencies. Before that, he worked at Bank Negara Malaysia in Kuala Lumpur as a portfolio manager managing global bonds and portfolios of foreign exchange reserves, and served as Head of the Financial Markets Analysis section. Mr. Ng holds First Class Honours in B.Sc (Economics) Accounting and Finance from the London School of Economics and Political Science. He has earned the Chartered Financial Analyst (CFA) and Chartered Alternative Investment Analyst (CAIA) designations, and is a member of CFA Society of Malaysia, CFA Society of Singapore, the CFA Institute and the Chartered Alternative Investment Analyst Association.
Michael Przygoda, CFA, is a Vice President of State Street Investment Management and a Portfolio Manager in the Fixed Income Beta Solutions Team, managing a variety of securitized and custom aggregate bond strategies. Prior to joining the Fixed Income Beta Solutions Team in 2012, Mr. Przygoda worked as an MBS Trader and a portfolio analyst
170

in the Government Solutions Team and previously managed the Active Fixed Income Operations Team. Mr. Przygoda received his Bachelor of Arts in Finance from Stonehill College and his Master of Science in Finance from Suffolk University. Mr. Przygoda has earned the Chartered Financial Analyst (CFA) designation and is a member of both the CFA Institute and CFA Society Boston, Inc.
Timothy T. Ryan, CFA, is a Managing Director and Portfolio Manager at Nuveen Asset Management. Mr. Ryan joined an affiliate of Nuveen Asset Management in 2010. Prior to joining Nuveen Asset Management, Mr. Ryan was a principal of SSGA FM and a Vice President of State Street Investment Management and responsible for managing the series of the Trust that invest primarily in municipal securities. Prior to joining State Street Investment Management, Mr. Ryan was a lead portfolio manager in the municipal bond group at Deutsche Bank Asset Management, formally Scudder Insurance Asset Management. His clients included nuclear decommissioning trusts, insurance portfolios and corporate cash. Mr. Ryan began working at Deutsche Bank in 1991 as a municipal bond analyst covering high yield, transportation, higher education, general obligation, and money market sectors. He joined Deutsche Bank with 8 years of experience as vice president and investment banker at Mesirow Financial and vice president and financial consultant at Speer Financial. Mr. Ryan has a BS from University of Wisconsin and a Master of Management from JL Kellogg Graduate School of Management Northwestern University. Mr. Ryan has earned the Chartered Financial Analyst designation.
Bradley Sullivan, CFA, is a Managing Director of State Street Investment Management and the Global Head of High Yield and Leveraged Loans in the Fixed Income Beta Solutions Team where he manages corporate credit beta portfolios for ETFs, commingled funds and separately managed accounts. Prior to joining State Street Investment Management, Mr. Sullivan was a senior research analyst at State Street Bank and Trust where he covered the healthcare, pharmaceutical, chemicals, retail and power/utilities sectors for the corporate credit and leveraged loan portfolios. Mr. Sullivan joined State Street in 2013 to launch a multibillion dollar leveraged loan fund within the corporate credit team which managed more than $9 billion in committed proprietary capital. Prior to joining State Street, Mr. Sullivan was the assistant portfolio manager in the Leveraged Finance Group for MetLife Investments. The team managed more than $12 billion across leveraged loan and high yield credit portfolios on a total return mandate. Mr. Sullivan joined MetLife Investments in 2007 as a credit research analyst covering the corporate healthcare, technology, and beverage sectors within the Global Fixed Income Research Group. In 2003, Mr. Sullivan received his formal credit training in the Brown Brothers Harriman Banking Analyst Program in Boston on the Medical Technology Team. Mr. Sullivan earned his Bachelor of Science in Accounting and Finance from Tulane University and a Master of Business Administration from the Colgate Darden Graduate School of Business at the University of Virginia. Mr. Sullivan has earned the Chartered Financial Analyst (CFA) designation.
Jennifer Taylor is a Managing Director and the Head of Emerging Market Debt (“EMD”) and a Senior Portfolio Manager in the Systematic Fixed Income team. She is also a Senior Portfolio Manager with expertise in hard currency EMD. In addition to portfolio management, she is responsible for driving growth across the EMD platform. Prior to joining SSGA LTD in June 2022, Ms. Taylor spent eight years at Janus Henderson Investors in London, where she built and subsequently managed the EMD business, with a focus on hard currency mandates. She joined Janus Henderson Investors from Thames River Capital, where she led the research effort for credit strategies in developed and emerging markets for both performing and non-performing credit. Previously, she also held senior analyst roles in European credit and distressed debt for several hedge funds. She started off her career at JP Morgan in New York. Ms. Taylor holds a Bachelor's degree in Accounting and Finance from Boston College. She is also a designated holder of the Certificate in ESG Investing from the CFA Institute.
Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of the Funds is available in the SAI.
Administrator, Sub-Administrator, Custodian and Transfer Agent. The Adviser serves as Administrator for each Fund. State Street, part of State Street Corporation, serves as the Sub-Administrator for each Fund and the Custodian for each Fund's assets, and serves as Transfer Agent to each Fund.
Lending Agent. State Street serves as the securities lending agent for the Trust. For its services, the lending agent would typically receive a portion of the net investment income, if any, earned on the collateral for the securities loaned.
171

Distributor. State Street Global Advisors Funds Distributors, LLC (“SSGA FD” or the “Distributor”) serves as the Funds' distributor pursuant to the Distribution Agreement between SSGA FD and the Trust. The Distributor will not distribute Fund Shares in less than Creation Units, and it does not maintain a secondary market in Fund Shares. The Distributor may enter into selected dealer agreements with other broker-dealers or other qualified financial institutions for the sale of Creation Units of Fund Shares.
Additional Information. The Board oversees generally the operations of the Funds and the Trust. The Trust enters into contractual arrangements with various parties, including, among others, the Funds' investment adviser, custodian, transfer agent, and accountants, who provide services to the Funds. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.
This Prospectus provides information concerning the Trust and the Funds that you should consider in determining whether to purchase Fund Shares. Neither this Prospectus nor the related SAI is intended, or should be read, to be or give rise to an agreement or contract between the Trust or the Funds and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
Index/Trademark Licenses/Disclaimers
The Index Providers are not affiliated with the Trust, the Adviser, Sub-Advisers, the Funds' Administrator, Sub-Administrator, Custodian, Transfer Agent, SSGA FD or any of their respective affiliates. The Adviser (“Licensee”) has entered into license agreements with the Index Providers pursuant to which the Adviser pays a fee to use their respective Indices. The Adviser is sub-licensing rights to the Indices to the respective Funds at no charge.
“Bloomberg®” and the Bloomberg 1-3 Month U.S. Treasury Bill Index, Bloomberg 3-12 Month U.S. Treasury Bill Index, Bloomberg 1-10 Year U.S. Government Inflation-Linked Bond Index, Bloomberg U.S. Convertible Liquid Bond Index, Bloomberg Emerging Market USD Sovereign and Sovereign Owned Index, Bloomberg High Yield Very Liquid Index, Bloomberg U.S. Dollar Floating Rate Note ˂ 5 Years Index, Bloomberg  US High Yield 350mn Cash Pay 0-5 Yr 2% Capped Index, Bloomberg Municipal Yield Index, Bloomberg Municipal Managed Money 1-25 Years Index, Bloomberg Managed Money Municipal Short Term Index, Bloomberg U.S. Aggregate Bond Index, Bloomberg US Corporate Bond Index, Bloomberg U.S. Intermediate Corporate Bond Index, Bloomberg 3-10 Year U.S. Treasury Index, Bloomberg U.S. Long Term Corporate Bond Index, Bloomberg Long U.S. Treasury Index, Bloomberg U.S. MBS Index, Bloomberg U.S. 1-3 Year Corporate Bond Index, Bloomberg 1-3 Year U.S. Treasury Index, Bloomberg U.S. Treasury Index and Bloomberg U.S. Government Inflation-Linked Bond Index (collectively, the “Bloomberg Indices”) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the Bloomberg Indices (collectively, “Bloomberg”), and have been licensed for use for certain purposes by the Licensee.
The State Street SPDR Bloomberg 1-3 Month T-Bill ETF, State Street SPDR Bloomberg 3-12 Month T-Bill ETF, State Street SPDR Bloomberg 1-10 Year TIPS ETF, State Street SPDR Bloomberg Convertible Securities ETF, State Street SPDR Bloomberg Emerging Markets USD Bond ETF, State Street SPDR Bloomberg High Yield Bond ETF, State Street SPDR Bloomberg Investment Grade Floating Rate ETF, State Street SPDR Bloomberg Short Term High Yield Bond ETF, State Street SPDR Nuveen ICE High Yield Municipal Bond ETF, State Street SPDR Nuveen ICE Municipal Bond ETF, State Street SPDR Nuveen ICE Short Term Municipal Bond ETF, State Street SPDR Portfolio Aggregate Bond Index ETF, State Street SPDR Portfolio Corporate Bond Index ETF, State Street SPDR Portfolio Intermediate Term Corporate Bond Index ETF, State Street SPDR Portfolio Intermediate Term Treasury Index ETF, State Street SPDR Portfolio Long Term Corporate Bond Index ETF, State Street SPDR Portfolio Long Term Treasury Index ETF, State Street SPDR Portfolio Mortgage Backed Bond Index ETF, State Street SPDR Portfolio Short Term Corporate Bond Index ETF, State Street SPDR Portfolio Short Term Treasury Index ETF, State Street SPDR Portfolio TIPS Index ETF, State Street SPDR Portfolio Treasury Index ETF, and State Street SPDR Portfolio Ultra Short T-Bill Index ETF (collectively, the “Products”) are not sponsored, endorsed, sold or marketed by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Products or any member of the public regarding the advisability of investing in securities or commodities generally or in the Products particularly. The only relationship of Bloomberg to the Licensee in respect of the Bloomberg Indices is the licensing of certain trademarks, trade names and service marks and of the Bloomberg Indices, which are determined, composed and calculated by BISL without regard to the Licensee or the Products. Bloomberg has no obligation to take the needs of the Licensee or the owners of the Products into consideration in determining, composing or calculating the
172

Bloomberg Indices. Bloomberg is not responsible for and has not participated in the determination of the timing, price, or quantities of the Products to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to the customers of the Products, in connection with the administration, marketing or trading of the Products.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THE PRODUCTS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE PRODUCTS OR BLOOMBERG INDICES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
ICE DISCLAIMER
ICE Data Indices, LLC (“ICE Data”), is used with permission. “ICE®” is a trademark of ICE Data or its affiliates and BofA® is a registered trademark of Bank of America Corporation licensed by Bank of America Corporation and its affiliates (“BofA”) and may not be used without BofA's prior written approval. These trademarks have been licensed, along with the ICE BofA US High Yield Index, ICE US Select High Yield Crossover Municipal Index, ICE 1+ Year AMT-Free Broad Municipal Index, and ICE 1-5 Year AMT-Free Broad Municipal Index  (collectively, the “Indexes”) for use by State Street Global Advisors Trust Company (“SSGA Trust Co.”) in connection with State Street SPDR Portfolio High Yield Bond Index ETF, State Street SPDR Nuveen ICE High Yield Municipal Bond ETF, State Street SPDR Nuveen ICE Municipal Bond ETF, and State Street SPDR Nuveen ICE Short Term Municipal Bond ETF (collectively, the “Products”). Neither SSGA Trust Co. nor the Products, as applicable, is sponsored, endorsed, sold or promoted by ICE Data, its affiliates or its third party suppliers (“ICE Data and its Suppliers”). ICE Data and its Suppliers make no representations or warranties regarding the advisability of investing in securities generally, in the Products particularly or the ability of the Indexes to track general stock market performance. ICE Data's only relationship to SSGA Trust Co. is the licensing of certain trademarks and trade names and the Indexes or components thereof. The Indexes are determined, composed and calculated by ICE Data without regard to SSGA Trust Co. or the Products or its holders. ICE Data has no obligation to take the needs of SSGA Trust Co. or the holders of the Products into consideration in determining, composing or calculating the Indexes. ICE Data is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Products to be issued or in the determination or calculation of the equation by which the Products are to be priced, sold, purchased, or redeemed. Except for certain custom index calculation services, all information provided by ICE Data is general in nature and not tailored to the needs of SSGA Trust Co. or any other person, entity or group of persons. ICE Data has no obligation or liability in connection with the administration, marketing, or trading of the Products. ICE Data is not an investment advisor. Inclusion of a security within an index is not a recommendation by ICE Data to buy, sell, or hold such security, nor is it considered to be investment advice.
ICE DATA AND ITS SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDEXES, INDEX DATA AND ANY INFORMATION INCLUDED IN, RELATED TO, OR DERIVED THEREFROM (“INDEX DATA”). ICE DATA AND ITS SUPPLIERS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDEXES AND THE INDEX DATA, WHICH ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK.
SPDR Trademark. The “SPDR” trademark is used under license from Standard & Poor's Financial Services LLC (“S&P”). No Fund offered by the Trust or its affiliates is sponsored, endorsed, sold or marketed by S&P or its affiliates. S&P makes no representation or warranty, express or implied, to the owners of any Fund or any member of the public
173

regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Index on which the Funds are based to track general stock market performance. S&P is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of Fund Shares. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds.
WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
Additional Purchase and Sale Information
Fund Shares are listed for secondary trading on the Exchange and individual Fund Shares may only be purchased and sold in the secondary market through a broker-dealer. The secondary markets are closed on weekends and also are generally closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Exchange may close early on the business day before certain holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change without notice. If you buy or sell Fund Shares in the secondary market, you will pay the secondary market price for Fund Shares. In addition, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.
The trading prices of Fund Shares will fluctuate continuously throughout trading hours based on market supply and demand rather than the  relevant Fund's NAV, which is calculated for each Fund other than the State Street SPDR Bloomberg 1-3 Month T-Bill ETF once daily as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. Eastern time) on each day that such exchange is open. With respect to the State Street SPDR Bloomberg 1-3 Month T-Bill ETF, the Fund's NAV is calculated twice daily on each day the NYSE is open at the following times: (i) 12:00 p.m. Eastern time; and (ii) at the close of the regular trading session on the NYSE. Fund Shares will trade on the Exchange at prices that may be above (i.e., at a premium) or below (i.e., at a discount), to varying degrees, the calculated NAV of Fund Shares. The trading prices of Fund Shares may deviate significantly from the  relevant Fund's NAV during periods of market volatility. Given, however, that Fund Shares can be issued and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to NAV should not be sustained over long periods.
The Exchange will disseminate, every fifteen seconds during the regular trading day, an indicative optimized portfolio value (“IOPV”) relating to each Fund. The IOPV calculations are estimates of each Fund's NAV per Fund Share. Premiums and discounts between the IOPV and the market price may occur. This should not be viewed as a “real-time” update of the NAV per Fund Share. The IOPV is based on the current market value of the published basket of portfolio securities and/or cash required to be deposited in exchange for a Creation Unit and does not necessarily reflect the precise composition of a Fund's actual portfolio at a particular point in time. Moreover, the IOPV is generally determined by using current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries and valuations based on current market rates. The IOPV may not be calculated in the same manner as the NAV, which (i) is computed only once a day, (ii) unlike the calculation of the IOPV, takes into account Fund expenses, and (iii) may be subject, in accordance with the requirements of the 1940 Act, to fair valuation at different prices than those used in the calculations of the IOPV. The IOPV price is based on quotes and closing prices from the securities' local market converted into U.S. dollars at the current currency rates and may not reflect events that occur subsequent to the local market's close. Therefore, the IOPV may not reflect the best possible valuation of a Fund's current portfolio. Neither the Funds nor the Adviser or any of their affiliates are involved in, or responsible for, the calculation or dissemination of such IOPVs and make no warranty as to their accuracy.
The Funds do not impose any restrictions on the frequency of purchases and redemptions; however, the Funds reserve the right to reject or limit purchases at any time as described in the SAI. When considering that no restriction or policy was necessary, the Board evaluated the risks posed by market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of a Fund's investment strategy, or whether they would cause a Fund to experience increased transaction costs. The Board considered that, unlike traditional mutual funds, Fund Shares are issued and redeemed only in large quantities of shares known as Creation Units, available only from a Fund directly, and that most trading in a Fund occurs on the Exchange at prevailing market
174

prices and does not involve the Fund directly. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by a Fund's shareholders or (b) any attempts to market time a Fund by shareholders would result in negative impact to the Fund or its shareholders.
Distributions
Dividends and Capital Gains. As a Fund shareholder, you are entitled to your share of the applicable Fund's income and net realized gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as “distributions.”
Each Fund may earn interest from debt securities and, if participating, securities lending income. In addition, the State Street SPDR Bloomberg Convertible Securities ETF may earn dividend income from preferred securities. These amounts, net of expenses and taxes (if applicable), are passed along to Fund shareholders as “income dividend distributions.” Each Fund will generally realize short-term capital gains or losses whenever it sells or exchanges assets held for one year or less. Net short-term capital gains will generally be treated as ordinary income when distributed to shareholders. Each Fund will generally realize long-term capital gains or losses whenever it sells or exchanges assets held for more than one year. Net capital gains (the excess of a Fund's net long-term capital gains over its net short-term capital losses) are distributed to shareholders as “capital gain distributions.”
Income dividend distributions, if any, are generally distributed to shareholders monthly, but may vary significantly from period to period.
Net capital gains for each Fund are distributed at least annually. Dividends may be declared and paid more frequently or at any other time to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). A portion of each distribution may result in a return of capital. You will be notified regarding the portion of the distribution which represents a return of capital.
Distributions in cash may be reinvested automatically in additional whole Fund Shares only if the broker through whom you purchased Fund Shares makes such option available. Distributions which are reinvested will nevertheless be taxable to the same extent as if such distributions had not been reinvested.
Portfolio Holdings Disclosure
The Funds' portfolio holdings disclosure policy is described in the SAI. In addition, the identities and quantities of the securities held by each Fund are disclosed on the Funds' website.
Additional Tax Information
The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to an investment in a Fund. Your investment in a Fund may have other tax implications. Please consult your tax advisor about federal, state, local, foreign or other tax laws applicable to you. Investors, including non-U.S. investors, may wish to consult the SAI tax section for additional disclosure.
Each Fund has elected or will elect to be a regulated investment company and intends to qualify each year to be treated as such. A regulated investment company is generally not subject to tax at the corporate level on income and gains that are distributed to shareholders. However, a Fund's failure to qualify for treatment as a regulated investment company may result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.
Taxes On Distributions (Municipal Bond ETFs only). Dividends paid by a Municipal Bond ETF that are reported as exempt-interest dividends will not be subject to regular federal income tax. Each Municipal Bond ETF intends to invest its assets in a manner such that dividend distributions to its shareholders will generally be exempt from regular U.S. federal income tax. Dividends paid by a Municipal Bond ETF will be exempt from regular federal income tax to the extent of such Fund's net tax-exempt interest income as long as 50% or more of the value of such Fund's assets at the end of each quarter is invested in state, municipal and other bonds the interest on which is excluded from gross income for federal income tax purposes and each Municipal Bond ETF reports such dividends as exempt-interest dividends.
175

Because a Municipal Bond ETF may invest in “private activity bonds” (within the meaning of Section 141 of the Code), the interest on which is not exempt from U.S. federal income tax for persons who are “substantial users” of the facilities financed by such bonds or “related persons” of such “substantial users,” the Municipal Bond ETFs may not be an appropriate investment for shareholders who are considered either a “substantial user” or “related person” within the meaning of the Code. In addition, interest on certain municipal securities that meet the definition of private activity bonds under the Code is included as an item of tax preference in determining the amount of a noncorporate taxpayer's alternative minimum taxable income. To the extent a Municipal Bond ETF receives income from private activity bonds, a portion of the dividends paid by it, although otherwise exempt from federal income tax, may be taxable to those noncorporate shareholders subject to the alternative minimum tax regime. Each Municipal Bond ETF will annually supply shareholders with a report indicating the percentage of its income attributable to private activity bonds and therefore required to be included in calculating the federal alternative minimum tax applicable to noncorporate taxpayers.
Exempt-interest dividends from a Municipal Bond ETF are taken into account in determining the taxable portion of any Social Security or railroad retirement benefits that you receive. If you receive Social Security or railroad retirement benefits, you should consult your tax advisor about how an investment in a Municipal Bond ETF may affect the taxation of your benefits.
Exempt-interest dividends attributable to interest on municipal securities issued by a state or its political subdivisions may be exempt in the hands of a shareholder from income tax imposed by that state, but exempt-interest dividends attributable to interest on municipal securities issued by another state generally will not be exempt from such income tax.
All Funds. In general, your distributions (other than exempt-interest dividends) are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. The income dividends (other than exempt-interest dividends) and short-term capital gains distributions you receive from the Funds will generally be taxed as ordinary income. Subject to certain limitations, dividends that are reported by a Fund as qualified dividend income are taxable to noncorporate shareholders at reduced rates. Any distributions of a Fund's net capital gains are taxable as long-term capital gain regardless of how long you have owned Fund Shares. Long-term capital gains are generally taxed to noncorporate shareholders at reduced rates. Although the Municipal Bond ETFs do not seek to realize taxable income or capital gains, they may realize and distribute taxable income or capital gains from time to time as a result of their normal investment activities. Distributions in excess of a Fund's current and accumulated earnings and profits are treated as a return of capital to the extent of your basis in the applicable Fund's shares, and, in general, as capital gain thereafter.
In general, dividends may be reported by a Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund, which, in general, includes dividend income from taxable U.S. corporations and certain foreign corporations (i.e., certain foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, and certain other foreign corporations if the stock with respect to which the dividend is paid is readily tradable on an established securities market in the United States), provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. A dividend generally will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held by a Fund for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or, in the case of certain preferred stock, for fewer than 91 days during the 181-day period beginning 90 days before such date. These holding period requirements will also apply to your ownership of Fund Shares. Holding periods may be suspended for these purposes for stock that is hedged. State Street SPDR Bloomberg Convertible Securities ETF may hold common stock or preferred securities. Thus, State Street SPDR Bloomberg Convertible Securities ETF may report a portion of its distributions as qualified dividend income. Since the other Funds primarily hold investments that do not pay dividends, it is not expected that a substantial portion of the dividends paid by those other Funds will qualify for either the dividends-received deduction for corporations or the favorable income tax rates available to individuals on qualified dividend income. Additionally, income derived in connection with a Fund's securities lending activities will not be treated as qualified dividend income.
176

U.S. individuals with income exceeding specified thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes taxable interest, dividends and certain capital gains (generally including capital gain distributions and capital gains realized upon the sale of Fund Shares) but does not include exempt-interest dividends paid by Municipal Bond ETFs. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.
Certain tax-exempt educational institutions will be subject to an excise tax on net investment income. For these purposes, certain dividends and capital gain distributions (but not exempt-interest dividends paid by Municipal Bond ETFs), and certain gains from the disposition of Fund Shares (among other categories of income), are generally taken into account in computing a shareholder's net investment income.
If you lend your Fund Shares pursuant to securities lending arrangements you may lose the ability to treat Fund dividends (paid while the Fund Shares are held by the borrower) as qualified dividend income. You should consult your financial intermediary or tax advisor to discuss your particular circumstances.
Distributions paid in January, but declared by a Fund in October, November or December of the previous year, payable to shareholders of record in such a month, may be taxable to you in the calendar year in which they were declared. The Funds will inform you of the amount of your ordinary income dividends, capital gain distributions and any qualified dividend income shortly after the close of each calendar year.
A distribution will reduce a Fund's NAV per Fund Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.
Original Issue Discount. Investments by a Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess face value of the securities over their issue price (the “original issue discount” or “OID”) each year that the securities are held, even though the Fund may receive no cash interest payments or may receive cash interest payments that are less than the income recognized for tax purposes. In other circumstances, whether pursuant to the terms of a security or as a result of other factors outside the control of a Fund, a Fund may recognize income without receiving a commensurate amount of cash. A Fund's share of such income is included in determining the amount that the Fund must distribute to maintain its eligibility for treatment as a regulated investment company and to avoid the payment of federal tax, including the nondeductible 4% excise tax. Because any income required to be recognized as a result of the OID and/or market discount rules (discussed below) may not be matched by a corresponding cash payment, the Fund may be required to borrow money or dispose of securities to be able to make distributions to its shareholders in order to qualify for treatment as a regulated investment company and eliminate taxes at the Fund level.
Inflation-Indexed Bonds. Special rules apply if a Fund holds inflation-indexed bonds. Generally, all stated interest on inflation-indexed bonds is taken into income by a Fund under its regular method of accounting for interest income. The amount of any positive inflation adjustment for a taxable year, which results from an increase in the inflation-adjusted principal amount of the bond, is treated as OID. The amount of a Fund's OID in a taxable year with respect to a bond will increase the Fund's taxable income for such year without a corresponding receipt of cash until the bond matures. As a result, a Fund may need to use other sources of cash to satisfy its distribution requirements for such year. The amount of any negative inflation adjustments, which result from a decrease in the inflation-adjusted principal amount of the bond, first reduces the amount of interest (including stated interest, OID, and market discount, if any) otherwise includible in a Fund's income with respect to the bond for the taxable year; any remaining negative adjustments will be either treated as ordinary loss or, in certain circumstances, carried forward to reduce the amount of interest income taken into account with respect to the bond in future taxable years.
Market Discount (For Securities Other Than Municipal Securities). Any market discount recognized on a market discount bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or below adjusted issue price if the bond was issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, the gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount. Where the income required to be recognized as a result of the market discount rules is not matched by a corresponding cash receipt by the Fund, the Fund may be required to borrow money or dispose of securities to enable the Fund to make distributions to its shareholders in order to qualify for treatment as a regulated investment company and eliminate taxes at the Fund level, potentially resulting in additional taxable gain or loss to the Fund.
177

Market Discount (Municipal Securities). If a Municipal Bond ETF purchases a municipal security at a market discount, any gain realized by a Municipal Bond ETF upon sale or redemption of the municipal security will be treated as taxable interest income to the extent of the market discount, and any gain realized in excess of the market discount will be treated as capital gains.
Derivatives and Other Complex Securities. A Fund may invest in complex securities. These investments may be subject to numerous special and complex rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by a Fund. You should consult your personal tax advisor regarding the application of these rules.
Foreign Currency Transactions. A Fund's transactions in foreign currencies, foreign currency denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.
Foreign Income Taxes. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which may entitle a Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a Fund in advance since the amount of the assets to be invested within various countries is not known. If more than 50% of the total assets of a Fund at the close of its taxable year consist of certain foreign stocks or securities, the Fund may elect to “pass through” to you certain foreign income taxes (including withholding taxes) paid by the Fund. If a Fund in which you hold Fund Shares makes such an election, you will be considered to have received as an additional dividend your share of such foreign taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your federal income tax. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability. If a Fund does not so elect, the Fund will be entitled to claim a deduction for certain foreign taxes incurred by the Fund. Under certain circumstances, if a Fund receives a refund of foreign taxes paid in respect of a prior year, the value of Fund Shares could be affected or any foreign tax credits or deductions passed through to shareholders in respect of the Fund's foreign taxes for the current year could be reduced.
Taxes on Exchange-Listed Share Sales. Any capital gain or loss realized upon a sale of Fund Shares is generally treated as long-term capital gain or loss if Fund Shares have been held for more than one year and as short-term capital gain or loss if Fund Shares have been held for one year or less, except that any capital loss on the sale of Fund Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund Shares and any capital loss on the sale of Fund Shares of a Municipal Bond ETF held for six months or less will be disallowed to the extent of exempt-interest dividends received with respect to the Fund Shares.
Taxes on Creations and Redemptions of Creation Units. A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered plus any cash paid for the Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities and the amount of cash received. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.
Under current federal tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the applicable Fund Shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the applicable Fund Shares (or securities surrendered) have been held for one year or less.
If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Fund Shares you purchased or sold and at what price.
178

The Trust on behalf of each Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Fund Shares so ordered, own 80% or more of the outstanding shares of the applicable Fund and if, pursuant to Section 351 of the Code, the applicable Fund would have a basis in the securities different from the market value of the securities on the date of deposit.  The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.  If the Trust does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Fund Shares so ordered, own 80% or more of the outstanding shares of the applicable Fund, the purchaser (or group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.
If a Fund redeems Creation Units in cash, it may bear additional costs and recognize more capital gains than it would if it redeems Creation Units in-kind.
Certain Tax-Exempt Investors. A Fund, if investing in certain limited real estate investments and other publicly traded partnerships, may be required to pass through certain “excess inclusion income” and other income as “unrelated business taxable income” (“UBTI”). Prior to investing in a Fund, tax-exempt investors sensitive to UBTI should consult their tax advisors regarding this issue and IRS pronouncements addressing the treatment of such income in the hands of such investors.
Non-U.S. Investors. Ordinary income dividends paid by a Fund to shareholders who are non-resident aliens or foreign entities will generally be subject to a 30% U.S. withholding tax (other than distributions reported by the Fund as interest-related dividends and short-term capital gain dividends), unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. In general, a Fund may report interest-related dividends to the extent of its net income derived from U.S.-source interest and a Fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss.  Gains on the sale of Fund Shares and dividends that are, in each case, effectively connected with the conduct of a trade or business within the U.S. will generally be subject to U.S. federal net income taxation at regular income tax rates. Non-U.S. shareholders that own, directly or indirectly, more than 5% of a Fund's shares are urged to consult their own tax advisors concerning special tax rules that may apply to their investment.
Unless certain non-U.S. entities that hold Fund Shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to distributions (other than exempt-interest dividends) payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.
Backup Withholding. A Fund will be required in certain cases to withhold (as “backup withholding”) on amounts (including exempt-interest dividends) payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the United States.
Other Tax Issues. A Fund may be subject to tax in certain states where the Fund does business (or is treated as doing business as a result of its investments). Furthermore, in those states which have income tax laws, the tax treatment of the Funds and of Fund shareholders with respect to distributions by the Funds may differ from federal tax treatment.
The foregoing discussion summarizes some of the consequences under current federal income tax law of an investment in the Funds. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Funds under all applicable tax laws.
General Information
The Trust was organized as a Massachusetts business trust on June 12, 1998. If shareholders of any Fund are required to vote on any matters, shareholders are entitled to one vote for each Fund Share they own. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the SAI for more information concerning the Trust's form of organization.
179

Management and Organization
Each Fund is a separate series of the Trust, which is an open-end registered management investment company.
From time to time, a Fund may advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus capital appreciation. Neither yield nor total return should be used to predict the future performance of a Fund.
Morgan, Lewis & Bockius LLP serves as counsel to the Trust, including the Funds. Ernst & Young LLP serves as the independent registered public accounting firm and will audit the Funds' financial statements annually.
Financial Highlights
These financial highlight tables are intended to help you understand each Fund's financial performance for the past five fiscal years or, if shorter, the period since each Fund's commencement of operations. Certain information reflects the performance results for a single Fund Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Trust's independent registered public accounting firm, whose report, along with each Fund's financial highlights and financial statements, are included in each Fund's Form N-CSR filing, which is available upon request. Any references to Notes in these financial highlight tables refer to the “Notes to Financial Statements” section of each Fund's financial statements, and the financial information included in these tables should be read in conjunction with the financial statements incorporated by reference in the SAI.
180

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR Bloomberg 1-3 Month T-Bill ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22
Net asset value, beginning of period	$91.73	$91.79	$91.80	$91.46	$91.47
Income (loss) from investment operations:
Net investment income (loss) (a)	3.42	4.08	4.80	3.40	0.09
Net realized and unrealized gain (loss) (b)	0.03	0.06	(0.04)	(0.19)	(0.07)
Total from investment operations	3.45	4.14	4.76	3.21	0.02
Net equalization credits and charges (a)	—	0.00(c )	—	—	—
Distributions to shareholders from:
Net investment income	(3.53)	(4.20)	(4.77)	(2.87)	(0.03)
Net asset value, end of period	$91.65	$91.73	$91.79	$91.80	$91.46
Total return (d)	3.83%	4.63%	5.33%	3.56%	0.03%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$46,347,448	$42,237,903	$32,516,469	$28,177,207	$21,058,866
Ratios to average net assets:
Total expenses	0.14%	0.14%	0.14%	0.14%	0.14%
Net investment income (loss)	3.74%	4.46%	5.24%	3.71%	0.09%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

181

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR Bloomberg 3-12 Month T-Bill ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22
Net asset value, beginning of period	$99.43	$99.38	$99.42	$99.74	$100.05
Income (loss) from investment operations:
Net investment income (loss) (a)	3.70	4.43	5.17	4.55	0.56
Net realized and unrealized gain (loss) (b)	0.05	0.15	(0.07)	(1.91)	(0.71)
Total from investment operations	3.75	4.58	5.10	2.64	(0.15)
Net equalization credits and charges (a)	(0.02)	0.02	0.01	0.50	(0.09)
Distributions to shareholders from:
Net investment income	(3.78)	(4.55)	(5.15)	(3.46)	(0.07)
Net asset value, end of period	$99.38	$99.43	$99.38	$99.42	$99.74
Total return (c)	3.83%	4.74%	5.28%	3.22%	(0.24)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$3,856,129	$3,813,285	$2,837,387	$2,341,373	$59,842
Ratios to average net assets:
Total expenses	0.14%	0.14%	0.14%	0.14%	0.14%
Net investment income (loss)	3.73%	4.46%	5.21%	4.58%	0.56%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

182

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR Bloomberg 1-10 Year TIPS ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22
Net asset value, beginning of period	$19.13	$18.47	$18.44	$19.46	$21.12
Income (loss) from investment operations:
Net investment income (loss) (a)	0.94	0.60	0.65	0.77	1.28
Net realized and unrealized gain (loss) (b)	(0.26)	0.69	0.11	(0.96)	(1.62)
Total from investment operations	0.68	1.29	0.76	(0.19)	(0.34)
Net equalization credits and charges (a)	(0.03)	(0.06)	(0.00)(c)	0.02	(0.09)
Other capital (a)	0.00(c )	0.00(c )	0.00(c )	(0.00)(c)	0.00(c )
Distributions to shareholders from:
Net investment income	(0.86)	(0.57)	(0.73)	(0.85)	(1.23)
Net asset value, end of period	$18.92	$19.13	$18.47	$18.44	$19.46
Total return (d)	3.44%	6.68%	4.27%	(0.95)%	(2.21)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$1,998,201	$1,743,136	$1,378,198	$1,359,374	$1,453,839
Ratios to average net assets:
Total expenses	0.15%	0.15%	0.15%	0.16%	0.15%
Net investment income (loss)	4.89%	3.21%	3.51%	4.08%	6.17%
Portfolio turnover rate (e)	20%	21%	22%	15%	15%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
183

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR Bloomberg Convertible Securities ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22
Net asset value, beginning of period	$82.72	$72.25	$70.03	$64.58	$86.87
Income (loss) from investment operations:
Net investment income (loss) (a)	(0.40)	(0.44)	(1.27)	(1.62)	(1.97)
Net realized and unrealized gain (loss) (b)	27.06	12.43	4.87	8.54	(18.65)
Total from investment operations	26.66	11.99	3.60	6.92	(20.62)
Net equalization credits and charges (a)	(0.09)	0.04	0.06	0.01	(0.01)
Contribution from affiliate (Note 6)	—	0.00(c )	0.00(c )	—	—
Other capital (a)	0.00(c )	0.00(c )	0.00(c )	0.00(c )	0.00(c )
Distributions to shareholders from:
Net investment income	(1.48)	(1.56)	(1.44)	(1.48)	(1.66)
Net asset value, end of period	$107.81	$82.72	$72.25	$70.03	$64.58
Total return (d)	32.38%	16.86%	5.32%(e)	10.83%	(24.12)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$6,199,312	$3,879,554	$3,424,580	$4,404,745	$3,739,114
Ratios to average net assets:
Total expenses	0.40%	0.40%	0.40%	0.41%	0.40%
Net investment income (loss)	(0.43)%	(0.57)%	(1.81)%	(2.42)%	(2.44)%
Portfolio turnover rate (f)	51%	32%	30%	7%	13%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	If an affiliate had not made a contribution during the year ended June 30, 2024, the total return would have remained 5.32%.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
184

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR Bloomberg Emerging Markets USD Bond ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22
Net asset value, beginning of period	$24.52	$23.84	$23.62	$23.17	$30.71
Income (loss) from investment operations:
Net investment income (loss) (a)	1.45	1.48	1.35	1.21	1.18
Net realized and unrealized gain (loss) (b)	0.97	0.76	0.19	0.38	(7.52)
Total from investment operations	2.42	2.24	1.54	1.59	(6.34)
Net equalization credits and charges	0.01	(0.07)	0.00(c )	0.02	0.00(c )
Other capital (a)	0.00(c )	0.00(c )	0.00(c )	0.03	0.00(c )
Distributions to shareholders from:
Net investment income	(1.54)	(1.49)	(1.32)	(1.19)	(1.20)
Net asset value, end of period	$25.41	$24.52	$23.84	$23.62	$23.17
Total return (d)	10.16%	9.36%	6.72%	7.34%	(21.31)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$282,010	$193,701	$307,524	$203,169	$150,582
Ratios to average net assets:
Total expenses	0.23%	0.23%	0.23%	0.24%	0.23%
Net investment income (loss)	5.74%	6.11%	5.73%	5.20%	4.18%
Portfolio turnover rate (e)	22%	48%	31%	7%	10%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
185

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR Bloomberg High Yield Bond ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22
Net asset value, beginning of period	$97.03	$94.44	$91.81	$90.51	$109.83
Income (loss) from investment operations:
Net investment income (loss) (a)	6.33	6.26	6.18	5.86	4.20
Net realized and unrealized gain (loss) (b)	(0.74)	2.67	2.64	1.28	(18.85)
Total from investment operations	5.59	8.93	8.82	7.14	(14.65)
Net equalization credits and charges (a)	0.04	0.00(c )	0.02	0.05	0.02
Contribution from affiliate (Note 6)	—	0.00(c )	—	0.00(c )	0.00(c )
Other capital (a)	0.01	0.01	0.01	0.01	0.01
Distributions to shareholders from:
Net investment income	(6.36)	(6.35)	(6.22)	(5.90)	(4.70)
Net asset value, end of period	$96.31	$97.03	$94.44	$91.81	$90.51
Total return (d)	5.99%	9.78%	9.97%	8.18%(e)	(13.82)%(f)
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$7,461,263	$7,866,711	$8,411,964	$8,710,807	$6,143,001
Ratios to average net assets:
Total expenses	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income (loss)	6.54%	6.53%	6.65%	6.39%	3.99%
Portfolio turnover rate (g)	78%	49%	33%	28%	35%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	If an affiliate had not made a contribution during the year ended June 30, 2023, the total return would have remained 8.18%.
(f)	If the Adviser had not made a contribution during the year ended June 30, 2022, the total return would have remained (13.82)%.
(g)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
186

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR Bloomberg Investment Grade Floating Rate ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22
Net asset value, beginning of period	$30.79	$30.83	$30.64	$30.28	$30.64
Income (loss) from investment operations:
Net investment income (loss) (a)	1.36	1.60	1.81	1.29	0.15
Net realized and unrealized gain (loss) (b)	0.06	(0.01)	0.18	0.29	(0.37)
Total from investment operations	1.42	1.59	1.99	1.58	(0.22)
Net equalization credits and charges (a)	0.01	0.01	0.00(c )	(0.01)	0.00(c )
Other capital (a)	0.00(c )	0.00(c )	0.00(c )	0.00(c )	0.00(c )
Distributions to shareholders from:
Net investment income	(1.39)	(1.64)	(1.80)	(1.21)	(0.14)
Net asset value, end of period	$30.83	$30.79	$30.83	$30.64	$30.28
Total return (d)	4.73%	5.36%	6.68%	5.29%	(0.73)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$3,048,918	$2,756,040	$2,496,840	$2,466,692	$3,233,853
Ratios to average net assets:
Total expenses	0.15%	0.15%	0.15%	0.16%	0.15%
Net investment income (loss)	4.43%	5.22%	5.90%	4.25%	0.50%
Portfolio turnover rate (e)	31%	42%	40%	28%	41%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
187

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR Bloomberg Short Term High Yield Bond ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22
Net asset value, beginning of period	$25.44	$24.98	$24.64	$24.10	$27.53
Income (loss) from investment operations:
Net investment income (loss) (a)	1.73	1.86	1.88	1.65	1.01
Net realized and unrealized gain (loss) (b)	(0.41)	0.46	0.32	0.55	(3.26)
Total from investment operations	1.32	2.32	2.20	2.20	(2.25)
Net equalization credits and charges (a)	0.01	0.01	0.00(c )	(0.01)	(0.00)(c)
Contribution from affiliate (Note 6)	0.00(c )	0.00(c )	—	—	—
Other capital (a)	0.00(c )	0.00(c )	0.00(c )	0.00(c )	0.00(c )
Distributions to shareholders from:
Net investment income	(1.75)	(1.87)	(1.86)	(1.65)	(1.18)
Net asset value, end of period	$25.02	$25.44	$24.98	$24.64	$24.10
Total return (d)	5.41%	9.65%	9.28%	9.37%	(8.54)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$4,888,016	$4,634,836	$4,663,419	$3,757,362	$3,407,064
Ratios to average net assets:
Total expenses	0.40%	0.40%	0.40%	0.41%	0.40%
Net investment income (loss)	6.86%	7.36%	7.58%	6.72%	3.79%
Portfolio turnover rate (e)	76%	64%	54%	65%	59%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
188

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR Nuveen ICE High Yield Municipal Bond ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23(a)	Year Ended 6/30/22(a)
Net asset value, beginning of period	$24.67	$25.65	$25.04	$25.66	$30.34
Income (loss) from investment operations:
Net investment income (loss) (b)	1.17	1.14	1.10	1.00	0.93
Net realized and unrealized gain (loss) (c)	0.61	(1.03)	0.52	(0.15)	(4.72)
Total from investment operations	1.78	0.11	1.62	0.85	(3.79)
Net equalization credits and charges (b)	0.01	0.00(d )	0.01	0.01	0.01
Contribution from affiliate	—	—	—	0.00(d )	—
Other capital (b)	0.02	0.02	0.04	0.04	0.01
Distributions to shareholders from:
Net investment income	(1.14)	(1.11)	(1.06)	(1.52)	(0.91)
Net asset value, end of period	$25.34	$24.67	$25.65	$25.04	$25.66
Total return (e)	7.57%	0.45%	6.88%	1.45%(f)	(12.76)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$3,101,835	$2,629,456	$2,682,628	$1,968,255	$1,668,033
Ratios to average net assets:
Total expenses	0.35%	0.35%	0.35%	0.36%	0.35%
Net investment income (loss)	4.69%	4.48%	4.40%	3.99%	3.20%
Portfolio turnover rate (g)	10%	10%	7%	9%	12%

(a)
Effective on January 12, 2023, the State Street SPDR Nuveen ICE High Yield Municipal Bond ETF underwent a 2-for-1 stock split. The capital share activity presented here has been retroactively adjusted to reflect this split.

(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(d)	Amount is less than $0.005 per share.
(e)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(f)	If an affiliate had not made a contribution during the year ended June 30, 2023, the total return would have remained 1.45%.
(g)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
189

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR Nuveen ICE Municipal Bond ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22
Net asset value, beginning of period	$44.64	$45.89	$46.15	$45.90	$52.09
Income (loss) from investment operations:
Net investment income (loss) (a)	1.62	1.43	1.28	0.99	0.83
Net realized and unrealized gain (loss) (b)	1.15	(1.27)	(0.30)	0.20	(6.19)
Total from investment operations	2.77	0.16	0.98	1.19	(5.36)
Net equalization credits and charges (a)	0.00(c )	(0.00)(c)	0.00(c )	0.00(c )	(0.00)(c)
Other capital (a)	0.00(c )	0.01	0.01	0.02	0.00(c )
Distributions to shareholders from:
Net investment income	(1.59)	(1.42)	(1.25)	(0.96)	(0.83)
Net asset value, end of period	$45.82	$44.64	$45.89	$46.15	$45.90
Total return (d)	6.27%	0.34%	2.19%	2.68%	(10.42)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$3,136,158	$3,221,157	$3,531,268	$3,823,823	$3,486,008
Ratios to average net assets:
Total expenses	0.23%	0.23%	0.23%	0.24%	0.23%
Net investment income (loss)	3.56%	3.14%	2.80%	2.15%	1.66%
Portfolio turnover rate (e)	38%	33%	24%	17%	3%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
190

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR Nuveen ICE Short Term Municipal Bond ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22
Net asset value, beginning of period	$47.83	$47.22	$47.00	$47.23	$49.52
Income (loss) from investment operations:
Net investment income (loss) (a)	1.28	1.16	0.73	0.41	0.31
Net realized and unrealized gain (loss) (b)	0.11	0.60	0.19	(0.24)	(2.23)
Total from investment operations	1.39	1.76	0.92	0.17	(1.92)
Net equalization credits and charges (a)	0.00(c )	(0.01)	(0.00)(c)	(0.00)(c)	0.00(c )
Other capital (a)	0.00(c )	0.00(c )	0.00(c )	0.00(c )	0.00(c )
Distributions to shareholders from:
Net investment income	(1.28)	(1.14)	(0.70)	(0.40)	(0.32)
Net realized gains	—	—	—	—	(0.05)
Total distributions	(1.28)	(1.14)	(0.70)	(0.40)	(0.37)
Net asset value, end of period	$47.94	$47.83	$47.22	$47.00	$47.23
Total return (d)	2.91%	3.75%	1.97%	0.35%	(3.91)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$3,473,039	$3,408,251	$3,784,937	$4,138,215	$4,852,722
Ratios to average net assets:
Total expenses	0.20%	0.20%	0.20%	0.21%	0.20%
Net investment income (loss)	2.66%	2.44%	1.55%	0.87%	0.64%
Portfolio turnover rate (e)	34%	31%	40%	18%	19%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
191

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR Portfolio Aggregate Bond Index ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22
Net asset value, beginning of period	$25.58	$25.08	$25.35	$26.35	$30.00
Income (loss) from investment operations:
Net investment income (loss) (a)	1.04	1.00	0.93	0.74	0.55
Net realized and unrealized gain (loss) (b)	(0.09)	0.49	(0.29)	(1.01)	(3.59)
Total from investment operations	0.95	1.49	0.64	(0.27)	(3.04)
Net equalization credits and charges	0.01	0.00(c )	0.01	0.00(c )	0.00(c )
Contribution from affiliate	—	—	—	0.00(c )	—
Other capital (a)	0.00(c )	0.00(c )	0.00(c )	0.00(c )	0.00(c )
Distributions to shareholders from:
Net investment income	(1.03)	(0.99)	(0.92)	(0.73)	(0.61)
Net asset value, end of period	$25.51	$25.58	$25.08	$25.35	$26.35
Total return (d)	3.79%	6.07%	2.62%	(1.01)%(e)	(10.30)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$9,625,333	$8,821,663	$7,846,101	$6,674,136	$6,271,346
Ratios to average net assets:
Total expenses	0.03%	0.03%	0.03%	0.04%	0.03%
Net expenses	0.03%	0.03%	0.03%	0.03%	0.03%
Net investment income (loss)	4.04%	3.95%	3.73%	2.90%	1.90%
Portfolio turnover rate (f)	18%(g)	17%(g)	13%(g)	12%(g)	18%(g)

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	If an affiliate had not made a contribution to the fund during the fiscal year ended June 30, 2023, the total return would have remained (1.01)%.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions of Units.
(g)
The portfolio turnover calculated for the years ended 06/30/26, 06/30/25, 06/30/24, 6/30/23, and 6/30/22 did not include To-Be-Announced transactions and, if it had, the portfolio turnover would have been 66%, 51%, 56%, 68% and 104%,  respectively.

192

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR Portfolio Corporate Bond Index ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22
Net asset value, beginning of period	$29.20	$28.70	$28.80	$29.54	$35.37
Income (loss) from investment operations:
Net investment income (loss) (a)	1.47	1.51	1.49	1.26	0.84
Net realized and unrealized gain (loss) (b)	(0.18)	0.49	(0.17)	(0.83)	(5.75)
Total from investment operations	1.29	2.00	1.32	0.43	(4.91)
Net equalization credits and charges (a)	0.03	0.01	0.05	0.03	0.00(c )
Contribution from affiliate	—	—	—	0.00(c )	0.00(c )
Other capital (a)	0.00(c )	0.00(c )	0.00(c )	0.00(c )	0.00(c )
Distributions to shareholders from:
Net investment income	(1.48)	(1.51)	(1.47)	(1.20)	(0.84)
Net realized gains	—	—	—	—	(0.08)
Total distributions	(1.48)	(1.51)	(1.47)	(1.20)	(0.92)
Net asset value, end of period	$29.04	$29.20	$28.70	$28.80	$29.54
Total return (d)	4.61%	7.15%	4.88%	1.66%(e)	(14.17)%(f)
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$2,119,661	$1,629,323	$1,463,489	$714,311	$341,187
Ratios to average net assets:
Total expenses	0.03%	0.03%	0.03%	0.03%	0.03%
Net investment income (loss)	5.03%	5.19%	5.21%	4.37%	2.50%
Portfolio turnover rate (g)	25%	22%	21%	20%	21%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	If an affiliate had not made a contribution during the year ended June 30, 2023, the total return would have remained 1.66%.
(f)	If an affiliate had not made a contribution during the year ended June 30, 2022, the total return would have remained (14.17)%.
(g)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
193

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR Portfolio High Yield Bond Index ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22
Net asset value, beginning of period	$23.74	$23.26	$22.78	$22.40	$26.84
Income (loss) from investment operations:
Net investment income (loss) (a)	1.66	1.78	1.83	1.57	1.24
Net realized and unrealized gain (loss) (b)	(0.30)	0.46	0.39	0.37	(4.40)
Total from investment operations	1.36	2.24	2.22	1.94	(3.16)
Net equalization credits and charges (a)	0.02	0.04	0.06	0.01	0.04
Contribution from affiliate (Note 6)	—	0.00(c )	—	—	0.00(c )
Other capital (a)	0.00(c )	0.00(c )	0.00(c )	0.00(c )	0.00(c )
Distributions to shareholders from:
Net investment income	(1.70)	(1.80)	(1.80)	(1.57)	(1.32)
Net asset value, end of period	$23.42	$23.74	$23.26	$22.78	$22.40
Total return (d)	6.01%	10.12%(e)	10.47%	8.96%	(12.19)%(e)
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$11,337,621	$8,664,274	$4,675,488	$1,109,165	$685,361
Ratios to average net assets:
Total expenses	0.05%	0.05%	0.05%	0.10%	0.10%
Net investment income (loss)	7.02%	7.56%	7.94%	6.91%	4.87%
Portfolio turnover rate (f)	71%	52%	32%	25%	31%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	If an affiliate had not made a contribution during the year ended June 30,2025 and June 30, 2022, the total return would have remained 10.12% and (12.19)% respectively.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
194

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR Portfolio Intermediate Term Corporate Bond Index ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22
Net asset value, beginning of period	$33.58	$32.57	$32.08	$32.62	$36.68
Income (loss) from investment operations:
Net investment income (loss) (a)	1.48	1.47	1.39	1.07	0.59
Net realized and unrealized gain (loss) (b)	(0.13)	1.01	0.45	(0.58)	(4.05)
Total from investment operations	1.35	2.48	1.84	0.49	(3.46)
Net equalization credits and charges	0.02	0.01	0.01	0.02	0.00(c )
Other capital (a)	0.00(c )	0.00(c )	0.00(c )	0.00(c )	0.00(c )
Distributions to shareholders from:
Net investment income	(1.49)	(1.48)	(1.36)	(1.05)	(0.60)
Net asset value, end of period	$33.46	$33.58	$32.57	$32.08	$32.62
Total return (d)	4.13%	7.82%	5.90%	1.63%	(9.54)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$11,570,236	$10,061,431	$8,356,479	$6,288,303	$5,675,912
Ratios to average net assets:
Total expenses	0.04%	0.04%	0.04%	0.05%	0.05%
Net investment income (loss)	4.39%	4.45%	4.31%	3.33%	1.68%
Portfolio turnover rate (e)	34%	30%	30%	26%	28%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
195

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR Portfolio Intermediate Term Treasury Index ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22
Net asset value, beginning of period	$28.77	$28.01	$28.28	$29.46	$32.38
Income (loss) from investment operations:
Net investment income (loss) (a)	1.09	1.08	0.99	0.65	0.25
Net realized and unrealized gain (loss) (b)	(0.39)	0.75	(0.31)	(1.21)	(2.94)
Total from investment operations	0.70	1.83	0.68	(0.56)	(2.69)
Net equalization credits and charges (a)	0.00(c )	0.01	0.02	(0.01)	0.00(c )
Other capital (a)	0.00(c )	0.00(c )	0.00(c )	0.00(c )	0.00(c )
Distributions to shareholders from:
Net investment income	(1.09)	(1.08)	(0.97)	(0.61)	(0.23)
Net asset value, end of period	$28.38	$28.77	$28.01	$28.28	$29.46
Total return (d)	2.43%	6.68%	2.52%	(1.94)%	(8.34)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$10,175,785	$8,816,337	$5,801,348	$4,395,081	$3,826,669
Ratios to average net assets:
Total expenses	0.03%	0.03%	0.03%	0.07%	0.06%
Net investment income (loss)	3.81%	3.80%	3.56%	2.26%	0.81%
Portfolio turnover rate (e)	26%	24%	19%	19%	22%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
196

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR Portfolio Long Term Corporate Bond Index ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22
Net asset value, beginning of period	$22.54	$22.54	$23.16	$24.05	$31.78
Income (loss) from investment operations:
Net investment income (loss) (a)	1.20	1.18	1.13	1.05	0.95
Net realized and unrealized gain (loss) (b)	(0.18)	(0.03)	(0.62)	(0.90)	(7.72)
Total from investment operations	1.02	1.15	0.51	0.15	(6.77)
Net equalization credits and charges (a)	0.01	0.02	0.00(c )	(0.00)(c)	(0.01)
Other capital (a)	0.00(c )	0.00(c )	0.00(c )	0.00(c )	0.01
Distributions to shareholders from:
Net investment income	(1.20)	(1.17)	(1.13)	(1.04)	(0.96)
Net asset value, end of period	$22.37	$22.54	$22.54	$23.16	$24.05
Total return (d)	4.68%	5.25%	2.35%	0.73%	(21.79)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$1,202,463	$1,195,686	$794,580	$707,523	$609,615
Ratios to average net assets:
Total expenses	0.04%	0.04%	0.04%	0.05%	0.05%
Net investment income (loss)	5.31%	5.21%	5.04%	4.53%	3.22%
Portfolio turnover rate (e)	26%	16%	15%	18%	16%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
197

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR Portfolio Long Term Treasury Index ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22
Net asset value, beginning of period	$26.56	$27.20	$29.88	$33.02	$41.28
Income (loss) from investment operations:
Net investment income (loss) (a)	1.09	1.08	1.01	0.88	0.74
Net realized and unrealized gain (loss) (b)	(0.34)	(0.66)	(2.71)	(3.16)	(8.30)
Total from investment operations	0.75	0.42	(1.70)	(2.28)	(7.56)
Net equalization credits and charges (a)	(0.00)(c)	0.01	0.02	0.00(c )	0.03
Other capital (a)	0.00(c )	0.00(c )	0.00(c )	0.00(c )	0.00(c )
Distributions to shareholders from:
Net investment income	(1.09)	(1.07)	(1.00)	(0.86)	(0.73)
Net asset value, end of period	$26.22	$26.56	$27.20	$29.88	$33.02
Total return (d)	2.87%	1.54%	(5.60)%	(6.91)%	(18.51)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$10,629,297	$11,441,899	$10,018,815	$7,010,339	$5,854,774
Ratios to average net assets:
Total expenses	0.03%	0.03%	0.03%	0.07%	0.06%
Net investment income (loss)	4.12%	3.97%	3.70%	2.87%	1.92%
Portfolio turnover rate (e)	4%	4%	3%	4%	4%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
198

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR Portfolio Mortgage Backed Bond Index ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22
Net asset value, beginning of period	$22.08	$21.55	$21.85	$22.85	$25.84
Income (loss) from investment operations:
Net investment income (loss) (a)	0.87	0.82	0.74	0.60	0.34
Net realized and unrealized gain (loss) (b)	0.27	0.54	(0.31)	(0.94)	(2.70)
Total from investment operations	1.14	1.36	0.43	(0.34)	(2.36)
Net equalization credits and charges (a)	(0.01)	0.00(c )	0.01	0.00(c )	0.01
Contribution from affiliate	—	—	—	—	0.00(c )
Other capital (a)	0.00(c )	0.00(c )	0.00(c )	0.00(c )	0.00(c )
Distributions to shareholders from:
Net investment income	(0.91)	(0.83)	(0.74)	(0.66)	(0.64)
Net asset value, end of period	$22.30	$22.08	$21.55	$21.85	$22.85
Total return (d)	5.15%	6.44%	2.07%	(1.46)%	(9.25)%(e)
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$7,072,950	$6,158,898	$5,181,726	$4,382,477	$3,975,236
Ratios to average net assets:
Total expenses	0.04%	0.04%	0.04%	0.05%	0.04%
Net expenses	0.04%	0.04%	0.03%	0.04%	0.03%
Net investment income (loss)	3.88%	3.76%	3.44%	2.72%	1.36%
Portfolio turnover rate (f)	15%(g)	12%(g)	10%(g)	14%(g)	26%(g)

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	If an affiliate had not made a contribution during the year ended June 30, 2022, the total return would have remained (9.25)%.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
(g)
The portfolio turnover calculated for the years ended 6/30/26, 6/30/25, 6/30/24, 6/30/23, and 6/30/22 did not include To-Be-Announced transactions and, if it had, the portfolio turnover would have been 165%, 116%, 120%, 125%, and 157%, respectively.

199

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR Portfolio Short Term Corporate Bond Index ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22
Net asset value, beginning of period	$30.19	$29.71	$29.39	$29.72	$31.28
Income (loss) from investment operations:
Net investment income (loss) (a)	1.31	1.44	1.37	0.90	0.30
Net realized and unrealized gain (loss) (b)	(0.20)	0.48	0.31	(0.38)	(1.49)
Total from investment operations	1.11	1.92	1.68	0.52	(1.19)
Net equalization credits and charges (a)	0.02	0.00(c )	(0.00)(c)	0.00(c )	(0.00)(c)
Other capital (a)	0.00(c )	0.00(c )	0.00(c )	0.00(c )	0.00(c )
Distributions to shareholders from:
Net investment income	(1.32)	(1.44)	(1.36)	(0.85)	(0.32)
Net realized gains	—	—	—	—	(0.05)
Total distributions	(1.32)	(1.44)	(1.36)	(0.85)	(0.37)
Net asset value, end of period	$30.00	$30.19	$29.71	$29.39	$29.72
Total return (d)	3.86%	6.60%	5.82%	1.79%	(3.84)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$10,656,807	$8,364,338	$7,631,871	$8,024,153	$7,365,332
Ratios to average net assets:
Total expenses	0.04%	0.04%	0.04%	0.05%	0.05%
Net investment income (loss)	4.35%	4.79%	4.65%	3.04%	0.97%
Portfolio turnover rate (e)	56%	51%	51%	47%	56%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
200

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR Portfolio Short Term Treasury Index ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22
Net asset value, beginning of period	$29.29	$28.87	$28.78	$29.44	$30.63
Income (loss) from investment operations:
Net investment income (loss) (a)	1.12	1.21	1.19	0.80	0.12
Net realized and unrealized gain (loss) (b)	(0.28)	0.41	0.10	(0.79)	(1.21)
Total from investment operations	0.84	1.62	1.29	0.01	(1.09)
Net equalization credits and charges (a)	(0.00)(c)	0.02	(0.02)	0.01	(0.00)(c)
Other capital (a)	0.00(c )	0.00(c )	0.00(c )	0.00(c )	0.00(c )
Distributions to shareholders from:
Net investment income	(1.13)	(1.22)	(1.18)	(0.68)	(0.10)
Net asset value, end of period	$29.00	$29.29	$28.87	$28.78	$29.44
Total return (d)	2.91%	5.76%	4.50%	0.09%	(3.55)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$5,938,674	$5,799,253	$4,495,545	$5,597,876	$3,324,089
Ratios to average net assets:
Total expenses	0.03%	0.03%	0.03%	0.06%	0.06%
Net investment income (loss)	3.83%	4.15%	4.13%	2.76%	0.40%
Portfolio turnover rate (e)	53%	56%	54%	50%	52%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
201

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR Portfolio TIPS Index ETF
	Year Ended 6/30/26	Year Ended 6/30/25	Year Ended 6/30/24	Year Ended 6/30/23	Year Ended 6/30/22
Net asset value, beginning of period	$26.06	$25.43	$25.83	$27.52	$31.15
Income (loss) from investment operations:
Net investment income (loss) (a)	1.29	0.76	0.84	1.22	1.88
Net realized and unrealized gain (loss) (b)	(0.42)	0.60	(0.51)	(1.77)	(3.48)
Total from investment operations	0.87	1.36	0.33	(0.55)	(1.60)
Net equalization credits and charges (a)	(0.04)	0.05	0.26	0.18	(0.08)
Other capital (a)	0.00(c )	0.00(c )	0.00(c )	0.00(c )	0.00(c )
Distributions to shareholders from:
Net investment income	(1.22)	(0.78)	(0.99)	(1.32)	(1.95)
Net asset value, end of period	$25.67	$26.06	$25.43	$25.83	$27.52
Total return (d)	3.24%	5.61%	2.38%	(1.42)%	(5.81)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$1,011,504	$969,511	$1,012,069	$1,681,335	$2,847,828
Ratios to average net assets:
Total expenses	0.12%	0.12%	0.12%	0.13%	0.12%
Net investment income (loss)	4.93%	2.93%	3.30%	4.59%	6.15%
Portfolio turnover rate (e)	17%	18%	18%	14%	14%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
202

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street SPDR Portfolio Treasury Index ETF
	Year Ended 6/30/26	Year Ended 6/30/25	For the Period 5/22/24*- 6/30/24
Net asset value, beginning of period	$30.49	$30.23	$30.00
Income (loss) from investment operations:
Net investment income (loss) (a)	1.24	1.30	0.15
Net realized and unrealized gain (loss) (b)	(0.47)	0.25	0.12
Total from investment operations	0.77	1.55	0.27
Net equalization credits and charges (a)	0.04	0.03	—
Other capital (a)	0.00(c )	0.00(c )	0.00(c )
Distributions to shareholders from:
Net investment income	(1.25)	(1.32)	(0.04)
Net asset value, end of period	$30.05	$30.49	$30.23
Total return (d)	2.71%	5.32%	0.90%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$285,454	$91,462	$24,182
Ratios to average net assets:
Total expenses	0.03%	0.03%	0.03%(e)
Net investment income (loss)	4.08%	4.31%	4.68%(e)
Portfolio turnover rate (f)	19%	20%	2%(g)

*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Annualized.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
(g)	Not annualized.
203

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

State Street SPDR Portfolio Ultra Short T-Bill Index ETF
For the Period 10/8/25*- 6/30/26
Net asset value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.67
Net realized and unrealized gain (loss) (b)	0.00(c )
Total from investment operations	0.67
Net equalization credits and charges (a)	0.00(c )
Distributions to shareholders from:
Net investment income	(0.59)
Net asset value, end of period	$25.08
Total return (d)	2.69%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$13,792
Ratios to average net assets:
Total expenses	0.05%(e)
Net investment income (loss)	3.67%(e)
Portfolio turnover rate (f)	0%(c)(g)

*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)
Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(c)	Amount is less than $0.005 per share.
(d)
Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Annualized.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
(g)	Not annualized.
204

Where to Learn More About the Funds
This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to Fund Shares. An SAI, Form N-CSR and the annual and semi-annual reports to shareholders, each of which has been or will be filed with the SEC, provide more information about the Funds. The Prospectus and SAI may be supplemented from time to time. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the Fund's last fiscal year, as applicable. In the Form N-CSR, you will find each Fund's annual and semi-annual financial statements.  The SAI is  incorporated herein by reference (i.e., it is legally part of this Prospectus). These materials may be obtained without charge, upon request, by writing to the Distributor, State Street Global Advisors Funds Distributors, LLC, One Congress Street, Boston, Massachusetts 02114, by visiting the Funds' website at www.statestreet.com/im or by calling the following number:
Investor Information: 1-866-787-2257
The Registration Statement, including this Prospectus, the SAI, and the exhibits as well as any shareholder reports may be reviewed on the EDGAR Database on the SEC's website (http://www.sec.gov). You may also obtain copies of this and other information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.
Shareholder inquiries may be directed to the Funds in writing to State Street Global Advisors Funds Distributors, LLC, One Congress Street, Boston, Massachusetts 02114, or by calling the Investor Information number listed above.
No person has been authorized to give any information or to make any representations other than those contained in this Prospectus in connection with the offer of Fund Shares, and, if given or made, the information or representations must not be relied upon as having been authorized by the Trust or the Funds. Neither the delivery of this Prospectus nor any sale of Fund Shares shall under any circumstance imply that the information contained herein is correct as of any date after the date of this Prospectus.
Dealers effecting transactions in Fund Shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.
SPDRSERTRFIThe Trust's Investment Company Act Number is 811-08839.

SPDR® SERIES TRUST (THE “TRUST”)
STATEMENT OF ADDITIONAL INFORMATION
October 30, 2026
This Statement of Additional Information (“SAI”) is not a prospectus. With respect to each of the Trust's series listed below (each, a “Fund” and collectively, the “Funds”), this SAI should be read in conjunction with the prospectuses dated October 30, 2026, as may be revised from time to time. Each of the foregoing prospectuses may be referred to herein as a “Prospectus.”
EQUITY ETFs	TICKER
STATE STREET® SPDR® DOW JONES® REIT ETF	RWR
STATE STREET® SPDR® FACTSET INNOVATIVE TECHNOLOGY ETF	XITK
STATE STREET® SPDR® GLOBAL DOW ETF	DGT
STATE STREET® SPDR® ICE PREFERRED SECURITIES ETF	PSK
STATE STREET® SPDR® MSCI USA GENDER DIVERSITY ETF	SHE
STATE STREET® SPDR® MSCI USA STRATEGICFACTORSSM ETF	QUS
STATE STREET® SPDR® NYSE TECHNOLOGY ETF	XNTK
STATE STREET® SPDR® PORTFOLIO NASDAQ® 100 ETF	QNDX
STATE STREET® SPDR® PORTFOLIO S&P 1500® COMPOSITE STOCK MARKET ETF	SPTM
STATE STREET® SPDR® PORTFOLIO S&P 400™ MID CAP ETF	SPMD
STATE STREET® SPDR® PORTFOLIO S&P 500® GROWTH ETF	SPYG
STATE STREET® SPDR® PORTFOLIO S&P 500® HIGH DIVIDEND ETF	SPYD
STATE STREET® SPDR® PORTFOLIO S&P 500® VALUE ETF	SPYV
STATE STREET® SPDR® PORTFOLIO S&P 600™ SMALL CAP ETF	SPSM
STATE STREET® SPDR® PORTFOLIO S&P SECTOR NEUTRAL DIVIDEND ETF	SPDG
STATE STREET® SPDR® RUSSELL 1000 LOW VOLATILITY FOCUS ETF	ONEV
STATE STREET® SPDR® RUSSELL 1000 MOMENTUM FOCUS ETF	ONEO
STATE STREET® SPDR® RUSSELL 1000 YIELD FOCUS ETF	ONEY
STATE STREET® SPDR® S&P® 1500 MOMENTUM TILT ETF	MMTM
STATE STREET® SPDR® S&P® 1500 VALUE TILT ETF	VLU
STATE STREET® SPDR® S&P 400™ MID CAP GROWTH ETF	MDYG
STATE STREET® SPDR® S&P 400™ MID CAP VALUE ETF	MDYV
STATE STREET® SPDR® S&P® 500 FOSSIL FUEL RESERVES FREE ETF	SPYX
STATE STREET® SPDR S&P®500® SCORED AND SCREENED ETF (formerly, STATE STREET® SPDR S&P®500® ESG ETF)	EFIV
STATE STREET® SPDR® S&P 600™ SMALL CAP GROWTH ETF	SLYG
STATE STREET® SPDR® S&P 600™ SMALL CAP VALUE ETF	SLYV
STATE STREET® SPDR® S&P® AEROSPACE & DEFENSE ETF	XAR
STATE STREET® SPDR® S&P® BANK ETF	KBE
STATE STREET® SPDR® S&P® BIOTECH ETF	XBI
STATE STREET® SPDR® S&P® CAPITAL MARKETS ETF	KCE
STATE STREET® SPDR® S&P® DIVIDEND ETF	SDY
STATE STREET® SPDR® S&P® HEALTH CARE EQUIPMENT ETF	XHE
STATE STREET® SPDR® S&P® HEALTH CARE SERVICES ETF	XHS
STATE STREET® SPDR® S&P® HOMEBUILDERS ETF	XHB
STATE STREET® SPDR® S&P® INSURANCE ETF	KIE
STATE STREET® SPDR® S&P KENSHO FINAL FRONTIERS ETF	ROKT
STATE STREET® SPDR® S&P KENSHO FUTURE SECURITY ETF	FITE
STATE STREET® SPDR® S&P KENSHO GRID INNOVATION ETF (formerly, STATE STREET® SPDR® S&P KENSHO CLEAN POWER ETF)	CNRG
STATE STREET® SPDR® S&P KENSHO INTELLIGENT STRUCTURES ETF	SIMS
STATE STREET® SPDR® S&P KENSHO NEW ECONOMIES COMPOSITE ETF	KOMP
STATE STREET® SPDR® S&P KENSHO SMART MOBILITY ETF	HAIL
STATE STREET® SPDR® S&P® METALS & MINING ETF	XME
STATE STREET® SPDR® S&P® OIL & GAS EQUIPMENT & SERVICES ETF	XES
STATE STREET® SPDR® S&P® OIL & GAS EXPLORATION & PRODUCTION ETF	XOP
STATE STREET® SPDR® S&P® PHARMACEUTICALS ETF	XPH
STATE STREET® SPDR® S&P® REGIONAL BANKING ETF	KRE
STATE STREET® SPDR® S&P® RETAIL ETF	XRT
STATE STREET® SPDR® S&P® SEMICONDUCTOR ETF	XSD
STATE STREET® SPDR® S&P® SOFTWARE & SERVICES ETF	XSW
STATE STREET® SPDR® S&P® TELECOM ETF	XTL
STATE STREET® SPDR® S&P® TRANSPORTATION ETF	XTN
STATE STREET® SPDR® US LARGE CAP LOW VOLATILITY INDEX ETF	LGLV
STATE STREET® SPDR® US SMALL CAP LOW VOLATILITY INDEX ETF	SMLV
1

FIXED INCOME ETFs	TICKER
STATE STREET® SPDR® BLOOMBERG 1-3 MONTH T-BILL ETF	BIL
STATE STREET® SPDR® BLOOMBERG 3-12 MONTH T-BILL ETF	BILS
STATE STREET® SPDR® BLOOMBERG 1-10 YEAR TIPS ETF	TIPX
STATE STREET® SPDR® BLOOMBERG CONVERTIBLE SECURITIES ETF	CWB
STATE STREET® SPDR® BLOOMBERG EMERGING MARKETS USD BOND ETF	EMHC
STATE STREET® SPDR® BLOOMBERG HIGH YIELD BOND ETF	JNK
STATE STREET® SPDR® BLOOMBERG INVESTMENT GRADE FLOATING RATE ETF	FLRN
STATE STREET® SPDR® BLOOMBERG SHORT TERM HIGH YIELD BOND ETF	SJNK
STATE STREET® SPDR® NUVEEN ICE HIGH YIELD MUNICIPAL BOND ETF	HYMB
STATE STREET® SPDR® NUVEEN ICE MUNICIPAL BOND ETF	TFI
STATE STREET® SPDR® NUVEEN ICE SHORT TERM MUNICIPAL BOND ETF	SHM
STATE STREET® SPDR® PORTFOLIO AGGREGATE BOND INDEX ETF (formerly, STATE STREET® SPDR® PORTFOLIO AGGREGATE BOND ETF)	SPAB
STATE STREET® SPDR® PORTFOLIO CORPORATE BOND INDEX ETF (formerly, STATE STREET® SPDR® PORTFOLIO CORPORATE BOND ETF)	SPBO
STATE STREET® SPDR® PORTFOLIO HIGH YIELD BOND INDEX ETF (formerly, STATE STREET® SPDR® PORTFOLIO HIGH YIELD BOND ETF)	SPHY
STATE STREET® SPDR® PORTFOLIO INTERMEDIATE TERM CORPORATE BOND INDEX ETF (formerly, STATE STREET® SPDR® PORTFOLIO INTERMEDIATE TERM CORPORATE BOND ETF)	SPIB
STATE STREET® SPDR® PORTFOLIO INTERMEDIATE TERM TREASURY INDEX ETF (formerly, STATE STREET® SPDR® PORTFOLIO INTERMEDIATE TERM TREASURY ETF)	SPTI
STATE STREET® SPDR® PORTFOLIO LONG TERM CORPORATE BOND INDEX ETF (formerly,	SPLB
STATE STREET® SPDR® PORTFOLIO LONG TERM TREASURY INDEX ETF (formerly, STATE STREET® SPDR® PORTFOLIO LONG TERM TREASURY ETF)	SPTL
STATE STREET® SPDR® PORTFOLIO MORTGAGE BACKED BOND INDEX ETF (formerly, STATE STREET® SPDR® PORTFOLIO MORTGAGE BACKED BOND ETF)	SPMB
STATE STREET® SPDR® PORTFOLIO SHORT TERM CORPORATE BOND INDEX ETF (formerly, STATE STREET® SPDR® PORTFOLIO SHORT TERM CORPORATE BOND ETF)	SPSB
STATE STREET® SPDR® PORTFOLIO SHORT TERM TREASURY INDEX ETF (formerly, STATE STREET® SPDR® PORTFOLIO SHORT TERM TREASURY ETF)	SPTS
STATE STREET® SPDR® PORTFOLIO TIPS INDEX ETF (formerly, STATE STREET® SPDR® PORTFOLIO TIPS ETF)	SPIP
STATE STREET® SPDR® PORTFOLIO TREASURY INDEX ETF (formerly, STATE STREET® SPDR® PORTFOLIO TREASURY ETF)	SPTB
STATE STREET® SPDR® PORTFOLIO ULTRA SHORT T-BILL INDEX ETF (formerly, STATE STREET® SPDR® PORTFOLIO ULTRA SHORT T-BILL ETF)	SPTU
Principal U.S. Listing Exchange for each ETF: NYSE Arca, Inc. (except QNDX is listed on The Nasdaq Stock Market LLC)
Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. Copies of the Prospectus, the Trust's Form N-CSR filing and the Funds' Annual Reports to Shareholders dated June 30, 2026 may be obtained without charge by writing to State Street Global Advisors Funds Distributors, LLC, the Trust's principal underwriter (referred to herein as “Distributor” or “Principal Underwriter”), One Congress Street, Boston, Massachusetts 02114, by visiting the Trust's website at www.statestreet.com/im or by calling 1-866-787-2257. The Reports of Independent Registered Public Accounting Firm, financial highlights and financial statements of the Funds included in the Trust's Form N-CSR filing for the fiscal year ended June 30, 2026 are incorporated by reference into this SAI.
SPDRSERIESSAI
2

3

General Description of the Trust
The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Massachusetts business trust on June 12, 1998 and consists of multiple investment series, including the Equity ETFs and Fixed Income ETFs. The table below provides the establishment date for each Fund.
Fund Name	Establishment Date
Equity ETFs
State Street SPDR Dow Jones REIT ETF	September 11, 2000
State Street SPDR FactSet Innovative Technology ETF	May 27, 2015
State Street SPDR Global Dow ETF	September 11, 2000
State Street SPDR ICE Preferred Securities ETF	May 28, 2009
State Street SPDR MSCI USA Gender Diversity ETF	December 18, 2015
State Street SPDR MSCI USA StrategicFactors ETF	November 12, 2014
State Street SPDR NYSE Technology ETF	September 11, 2000
State Street SPDR Portfolio Nasdaq 100 ETF	March 4, 2026
State Street SPDR Portfolio S&P 1500 Composite Stock Market ETF	September 11, 2000
State Street SPDR Portfolio S&P 400 Mid Cap ETF	August 22, 2005
State Street SPDR Portfolio S&P 500 Growth ETF	September 11, 2000
State Street SPDR Portfolio S&P 500 High Dividend ETF	May 27, 2015
State Street SPDR Portfolio S&P 500 Value ETF	September 11, 2000
State Street SPDR Portfolio S&P 600 Small Cap ETF	February 20, 2013
State Street SPDR Portfolio S&P Sector Neutral Dividend ETF	May 18, 2023
State Street SPDR Russell 1000 Low Volatility Focus ETF	August 26, 2015
State Street SPDR Russell 1000 Momentum Focus ETF	August 26, 2015
State Street SPDR Russell 1000 Yield Focus ETF	August 26, 2015
State Street SPDR S&P 1500 Momentum Tilt ETF	June 23, 2011
State Street SPDR S&P 1500 Value Tilt ETF	June 23, 2011
State Street SPDR S&P 400 Mid Cap Growth ETF	August 22, 2005
State Street SPDR S&P 400 Mid Cap Value ETF	August 22, 2005
State Street SPDR S&P 500 Fossil Fuel Reserves Free ETF	August 26, 2015
State Street SPDR S&P 500 Scored and Screened ETF	May 11, 2020
State Street SPDR S&P 600 Small Cap Growth ETF	September 11, 2000
State Street SPDR S&P 600 Small Cap Value ETF	August 22, 2005
State Street SPDR S&P Aerospace & Defense ETF	February 27, 2006
4

Fund Name	Establishment Date
State Street SPDR S&P Bank ETF	August 22, 2005
State Street SPDR S&P Biotech ETF	November 29, 2005
State Street SPDR S&P Capital Markets ETF	August 22, 2005
State Street SPDR S&P Dividend ETF	August 22, 2005
State Street SPDR S&P Health Care Equipment ETF	February 27, 2006
State Street SPDR S&P Health Care Services ETF	February 27, 2006
State Street SPDR S&P Homebuilders ETF	November 29, 2005
State Street SPDR S&P Insurance ETF	August 22, 2005
State Street SPDR S&P Kensho Final Frontiers ETF	May 24, 2018
State Street SPDR S&P Kensho Future Security ETF	February 23, 2017
State Street SPDR S&P Kensho Grid Innovation ETF	May 24, 2018
State Street SPDR S&P Kensho Intelligent Structures ETF	February 23, 2017
State Street SPDR S&P Kensho New Economies Composite ETF	May 24, 2018
State Street SPDR S&P Kensho Smart Mobility ETF	February 23, 2017
State Street SPDR S&P Metals & Mining ETF	February 27, 2006
State Street SPDR S&P Oil & Gas Equipment & Services ETF	February 27, 2006
State Street SPDR S&P Oil & Gas Exploration & Production ETF	February 27, 2006
State Street SPDR S&P Pharmaceuticals ETF	February 27, 2006
State Street SPDR S&P Regional Banking ETF	February 27, 2006
State Street SPDR S&P Retail ETF	February 27, 2006
State Street SPDR S&P Semiconductor ETF	November 29, 2005
State Street SPDR S&P Software & Services ETF	February 27, 2006
State Street SPDR S&P Telecom ETF	February 27, 2006
State Street SPDR S&P Transportation ETF	February 27, 2006
State Street SPDR US Large Cap Low Volatility Index ETF	November 28, 2012
State Street SPDR US Small Cap Low Volatility Index ETF	November 28, 2012
Fixed Income ETFs
State Street SPDR Bloomberg 1-3 Month T-Bill ETF	November 29, 2006
State Street SPDR Bloomberg 3-12 Month T-Bill ETF	June 18, 2020
State Street SPDR Bloomberg 1-10 Year TIPS ETF	February 20, 2013
State Street SPDR Bloomberg Convertible Securities ETF	May 29, 2008
5

Fund Name	Establishment Date
State Street SPDR Bloomberg Emerging Markets USD Bond ETF	November 12, 2019
State Street SPDR Bloomberg High Yield Bond ETF	November 28, 2007
State Street SPDR Bloomberg Investment Grade Floating Rate ETF	August 17, 2011
State Street SPDR Bloomberg Short Term High Yield Bond ETF	November 18, 2011
State Street SPDR Nuveen ICE High Yield Municipal Bond ETF	February 24, 2010
State Street SPDR Nuveen ICE Municipal Bond ETF	November 28, 2007
State Street SPDR Nuveen ICE Short Term Municipal Bond ETF	November 29, 2006
State Street SPDR Portfolio Aggregate Bond Index ETF	November 29, 2006
State Street SPDR Portfolio Corporate Bond Index ETF	February 22, 2011
State Street SPDR Portfolio High Yield Bond Index ETF	February 10, 2012
State Street SPDR Portfolio Intermediate Term Corporate Bond Index ETF	May 29, 2008
State Street SPDR Portfolio Intermediate Term Treasury Index ETF	November 29, 2006
State Street SPDR Portfolio Long Term Corporate Bond Index ETF	May 29, 2008
State Street SPDR Portfolio Long Term Treasury Index ETF	November 29, 2006
State Street SPDR Portfolio Mortgage Backed Bond Index ETF	May 29, 2008
State Street SPDR Portfolio Short Term Corporate Bond Index ETF	November 29, 2006
State Street SPDR Portfolio Short Term Treasury Index ETF	November 29, 2006
State Street SPDR Portfolio TIPS Index ETF	November 29, 2006
State Street SPDR Portfolio Treasury Index ETF	February 22, 2024
State Street SPDR Portfolio Ultra Short T-Bill Index ETF	June 24, 2025
The offering of each Fund's shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of each Fund is to provide investment results that, before fees and expenses, correspond generally to the total return (or in the case of the Fixed Income ETFs, the price and yield performance) of a specified market index (each an “Index” and together the “Indexes”). SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”) serves as the investment adviser for each Fund and certain funds are sub-advised by a sub-adviser as further described herein (the “Sub-Adviser”). To the extent that a reference in this SAI refers to the “Adviser,” such reference should also be read to refer to the Sub-Adviser where the context requires. State Street Investment Management, consisting of the Adviser and other investment advisory affiliates of State Street Corporation, is the investment management arm of State Street Corporation.
6

Each Fund offers and issues Shares at their net asset value (sometimes referred to herein as “NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). Each Fund generally offers and issues Shares in exchange for (i) a basket of securities designated by the Fund (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”) or (ii) a cash payment equal in value to the Deposit Securities (“Deposit Cash”) together with the Cash Component. The primary consideration accepted by a Fund (i.e., Deposit Securities or Deposit Cash) is set forth under “PURCHASE AND REDEMPTION OF CREATION UNITS” later in this SAI. The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security and reserves the right to permit or require the substitution of Deposit Securities in lieu of Deposit Cash (subject to applicable legal requirements). The Shares have been approved for listing and secondary trading on a national securities exchange (the “Exchange”). The Shares will trade on the Exchange at market prices. These prices may differ from the Shares' net asset values. The Shares are also redeemable only in Creation Unit aggregations, and generally in exchange for either (i) portfolio securities and a specified cash payment or (ii) cash (subject to applicable legal requirements).
Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the market value of the missing Deposit Securities as set forth in the Participant Agreement (as defined below). See “PURCHASE AND REDEMPTION OF CREATION UNITS.” The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the U.S. Securities and Exchange Commission (“SEC”) applicable to management investment companies offering redeemable securities. In addition to the fixed creation or redemption transaction fee, an additional transaction fee of up to three times the fixed creation or redemption transaction fee and/or an additional variable charge may apply.
Investment Policies
A Fund may invest in the following types of investments, consistent with its investment strategies and objective. Please see the Funds' Prospectus for additional information regarding its principal investment strategies.
DIVERSIFICATION STATUS
Each Fund (except the State Street SPDR Portfolio S&P 500 Growth ETF, State Street SPDR S&P 1500 Momentum Tilt ETF, State Street SPDR S&P Metals & Mining ETF, and State Street SPDR Portfolio Nasdaq 100 ETF) is classified as a “diversified” investment company under the 1940 Act. Under the 1940 Act, a diversified investment company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the investment company.
The State Street SPDR Portfolio S&P 500 Growth ETF, State Street SPDR S&P 1500 Momentum Tilt ETF, State Street SPDR S&P Metals & Mining ETF, and State Street SPDR Portfolio Nasdaq 100 ETF are each classified as a non-diversified investment company under the 1940 Act. A “non-diversified” classification means that a Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. This means that a Fund may invest a greater portion of its assets in the securities of a single issuer than a diversified fund. The securities of a particular issuer may constitute a greater portion of an Index of a Fund and, therefore, the securities may constitute a greater portion of the Fund's portfolio. This may have an adverse effect on the Fund's performance or subject the Fund's Shares to greater price volatility than more diversified investment companies.
Each Fund seeks to track the performance of its respective Index. The composition of each Index may fluctuate between non-diversified and diversified solely due to changes in weightings of one or more Index components. As a result, a Fund's diversification status may also fluctuate between non-diversified and diversified depending on the composition of, and to approximately the same extent as, its respective Index. To the extent the any of the following diversified Funds become non-diversified due solely to changes in the composition of the respective Index, the Fund will not seek shareholder approval if and when the Fund shifts from diversified to non-diversified:
State Street SPDR Bloomberg Convertible Securities ETF
State Street SPDR Bloomberg Emerging Markets USD Bond ETF
State Street SPDR Bloomberg High Yield Bond ETF
7

State Street SPDR Bloomberg Investment Grade Floating Rate ETF
State Street SPDR Bloomberg Short Term High Yield Bond ETF
State Street SPDR Global Dow ETF
State Street SPDR ICE Preferred Securities ETF
State Street SPDR MSCI USA Gender Diversity ETF
State Street SPDR MSCI USA StrategicFactors ETF
State Street SPDR Nuveen ICE High Yield Municipal Bond ETF
State Street SPDR Nuveen ICE Municipal Bond ETF
State Street SPDR Nuveen ICE Short Term Municipal Bond ETF
State Street SPDR Portfolio Aggregate Bond Index ETF
State Street SPDR Portfolio Corporate Bond Index ETF
State Street SPDR Portfolio High Yield Bond Index ETF
State Street SPDR Portfolio Intermediate Term Corporate Bond Index ETF
State Street SPDR Portfolio Intermediate Term Treasury Index ETF
State Street SPDR Portfolio Long Term Corporate Bond Index ETF
State Street SPDR Portfolio Long Term Treasury Index ETF
State Street SPDR Portfolio Mortgage Backed Bond Index ETF
State Street SPDR Portfolio S&P 1500 Composite Stock Market ETF
State Street SPDR Portfolio S&P 400 Mid Cap ETF
State Street SPDR Portfolio S&P 500 High Dividend ETF
State Street SPDR Portfolio S&P 500 Value ETF
State Street SPDR Portfolio S&P 600 Small Cap ETF
State Street SPDR Portfolio Short Term Corporate Bond Index ETF
State Street SPDR Portfolio Short Term Treasury Index ETF
State Street SPDR Portfolio Treasury Index ETF
State Street SPDR Russell 1000 Low Volatility Focus ETF
State Street SPDR Russell 1000 Momentum Focus ETF
State Street SPDR Russell 1000 Yield Focus ETF
State Street SPDR S&P 1500 Value Tilt ETF
State Street SPDR S&P 400 Mid Cap Growth ETF
State Street SPDR S&P 400 Mid Cap Value ETF
State Street SPDR S&P 500 Fossil Fuel Reserves Free ETF
State Street SPDR S&P 500 Scored and Screened ETF
State Street SPDR S&P 600 Small Cap Growth ETF
State Street SPDR S&P 600 Small Cap Value ETF
State Street SPDR S&P Dividend ETF
State Street SPDR Portfolio S&P Sector Neutral Dividend ETF
8

Each Fund (whether diversified or non-diversified for purposes of the 1940 Act) intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a “regulated investment company” (“RIC”) for purposes of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Internal Revenue Code may severely limit the investment flexibility of a Fund and may make it less likely that the Fund will meet its investment objective.
ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES
Asset-backed securities are securities backed by installment contracts, credit-card receivables or other assets. Commercial mortgage-backed securities are securities backed by commercial real estate properties. Both asset-backed and commercial mortgage-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, “passed through” to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be less than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed and commercial mortgage-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.
BONDS
A bond is an interest-bearing security issued by a company, governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date; provided, however, a zero coupon bond pays no interest to its holder during its life. The value of a zero coupon bond to a Fund consists of the difference between such bond's face value at the time of maturity and the price for which it was acquired, which may be an amount significantly less than its face value (sometimes referred to as a “deep discount” price).
An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls. Fixed rate bonds generally are also subject to inflation risk, which is the risk that the value of the bond or income from the bond will be worth less in the future as inflation decreases the value of money. This could mean that, as inflation increases, the “real” value of the assets of a Fund holding fixed rate bonds can decline, as can the value of the Fund's distributions. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of “floating-rate” or “variable-rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. A Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).
The investment return of corporate bonds reflects interest on the bond and changes in the market value of the bond. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by such a security.
COMMERCIAL PAPER
Commercial paper consists of short-term, promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing.
COMMON STOCK
Risks inherent in investing in equity securities include the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of a Fund's portfolio securities and therefore a decrease in the value of Shares of the Fund). Common stock is susceptible to
9

general stock market fluctuation and to volatile increases and decreases in value as market confidence and perceptions change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic or banking crises.
Holders of common stock incur more risk than holders of preferred stock and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stock issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stock which typically has a liquidation preference and which may have stated optional or mandatory redemption provisions, common stock has neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.
CONCENTRATION
Each Fund will concentrate its investments in securities of issuers in the same industry as may be necessary to approximate the composition of the Fund's underlying Index. The securities of issuers in particular industries may dominate the benchmark Index of a Fund and consequently a Fund's investment portfolio. This may adversely affect a Fund's performance or subject its Shares to greater price volatility than that experienced by less concentrated investment companies. The Trust's general policy is to exclude securities of the U.S. government and its agencies or instrumentalities, and tax-exempt securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions (except to the extent that the income from a municipal bond is derived principally from the assets and revenues of non-governmental users) when measuring industry concentration.
In pursuing its objective, each Fund may hold the securities of a single issuer in an amount exceeding 10% of the market value of the outstanding securities of the issuer, subject to restrictions imposed by the Internal Revenue Code. In particular, as a Fund's size grows and its assets increase, it will be more likely to hold more than 10% of the securities of a single issuer if the issuer has a relatively small public float as compared to other components in its benchmark Index.
CONSIDERATIONS REGARDING INVESTMENT IN MUNICIPAL SECURITIES ISSUED BY PUERTO RICO
A Fund may invest in the Commonwealth of Puerto Rico (“Puerto Rico”) municipal bonds and, therefore, may be impacted by political, economic, or regulatory developments that affect issuers in Puerto Rico and their ability to pay principal and interest on their obligations. Puerto Rico, the fourth largest of the Caribbean islands, is located approximately 1,000 miles southeast of Miami, Florida. Puerto Rico's constitutional status is that of a territory of the United States, and, pursuant to the territorial clause of the U.S. Constitution, the ultimate source of power over Puerto Rico is the U.S. Congress. Residents of Puerto Rico are citizens of the United States but do not vote in national elections.
Protracted economic decline and population losses have directly impacted Puerto Rico's tax base and operating budget. Puerto Rico's operating budget became structurally unbalanced during the 2008 recession and, as a result, the government began relying on deficit financing for annual operations. This borrowing led to a tremendous debt burden, which is very high in comparison to that of most states. Further, Puerto Rico issues debt under many different securities, but many of the security pledges are ultimately dependent on the island's general fund, creating interdependency between credits.
In 2014, Puerto Rico's then-Governor declared that Puerto Rico's “debt is not payable” and Puerto Rico would no longer borrow to address annual budget deficits. Puerto Rico experienced its first debt default in 2015. On June 30, 2016, the Puerto Rico Oversight, Management and Economic Stability Act (“PROMESA”) was signed into law, aimed at helping Puerto Rico restructure its debt. Among other things, PROMESA established the Financial and Oversight Management Board (“FOMB”) to oversee Puerto Rico's financial operations and provide a legal framework for debt restructuring. As required by PROMESA, Puerto Rico must submit fiscal plans to the FOMB. The fiscal plans are required to provide estimates of revenues and expenditures, ensure funding for essential public services, provide adequate funding pensions, eliminate any structural deficits, provide for a sustainable debt burden, and improve fiscal governance, accountability and internal controls. The fiscal plans must also include a debt sustainability analysis and provide for capital investments necessary to promote economic growth. In addition, PROMESA legislation implemented a legal framework providing a court-supervised debt restructuring process that enables Puerto Rico to adjust its debt and pension obligations. PROMESA establishes two alternate procedures for debt restructuring. The Title III restructuring process incorporates by reference parts of the federal bankruptcy code for municipal entities and is a court-supervised debt-adjustment
10

mechanism similar to the U.S. bankruptcy code's chapter 9. The Title VI framework creates a streamlined process to achieve debt restructuring through negotiated modifications of debt with the consent of a supermajority of creditors. If a supermajority of each pool of creditors approves a debt modification, the terms of the approved restructuring will apply to all other creditors within the pool.
In the first quarter of 2022, Puerto Rico's central government exited bankruptcy and executed a debt exchange, impacting the majority of outstanding bonded debt. Puerto Rico's bankruptcy court approved a consensually negotiated debt adjustment plan in January, followed by a debt exchange, which became effective in March 2022. The bankruptcy, which took nearly five years to complete, represents the largest ever municipal restructuring. The plan reduced Puerto Rico's direct debt obligations to $7.4 billion from $34.3 billion. Annual debt service (inclusive of Puerto Rico Sales Tax Financing Corporation (COFINA) sales tax bonds) was reduced to $1.15 billion from $4.2 billion. General Obligation (“GO”) and Public Building Authority (PBA) bondholders received a consideration package of a proportional share of $7.4 billion in new General Obligations bonds, $7 billion in cash, and a proportional share of a new, taxable Contingent Value Instrument (CVI), which allows creditors to benefit from an annual payment if sales tax collection out-perform a benchmark schedule. The plan also consolidated debt issued under various security pledges into a single GO bond. As of April 2025, Puerto Rico's government does not have a credit rating. While Puerto Rico's major debt restructuring has concluded, there are several debt restructurings still pending, including the Puerto Rico Industrial Development Company and Puerto Rico Electric Power Authority (PREPA), that each bring unique complexities. PROMESA requires FOMB to certify completion of four consecutive years of adopting balanced budgets and expenditures not exceeding revenues during those years, in accordance with modified accounting standards. The FOMB Board is expected to be in place through at least 2028 until all debt restructurings are complete and certain requirements authorizing PROMESA legislation are met.
Puerto Rico's economy, historically dominated by government and manufacturing employment, experienced a 17% decrease in its real GNP between 2006 and 2017. Puerto Rico's real GNP is projected at approximately 0% for 2026, but is then expected to experience a brief growth rebound in 2027 and 2028. Economic struggles, high unemployment, weak job growth and natural disasters have contributed to historic outmigration of Puerto Rican residents. At its peak, Puerto Rico had a population of more than 3.8 million. Between 2010 and 2020, the population declined 11.8%. Furthermore, it is estimated that the territory experienced a 2% decline in population from April 2020 to July 2022.
Catastrophic physical damage caused by hurricanes Irma and Maria in 2017, a series of earthquakes in 2020, and hurricane Fiona in 2022, coupled with the effects of COVID-19, resulted in a dramatic decline in the tourism industry, which makes up a substantial portion of the Puerto Rico's economy.
As of July 2026, Puerto Rico's unemployment rate stood at 6%. The labor force participation rate has improved, at 46% as of July 2026, up from a historical average closer to 40%. Additionally, Puerto Rico's population has not dropped as steeply as initially forecasted, and is projected to be flat through 2029. Income levels in Puerto Rico are still about half of those in the United States, and over 40% of the Puerto Rican population lives below the poverty line. Nearly half of residents rely on Medicaid for healthcare. The challenge of sustaining economic growth is considerable given current wealth levels and demographic trends.
CONVERTIBLE SECURITIES
Convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
Convertible securities generally have less potential for gain or loss than common stock. Convertible securities generally provide yields higher than the underlying common stock, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stock and interest rates. When the underlying common stock declines in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stock rises in value, the value of convertible securities may also be expected to increase. At the same time, however, the
11

difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stock. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.
EXCHANGE-TRADED FUNDS
A Fund may invest in other exchange-traded funds (“ETFs”), including ETFs managed by the Adviser. ETFs may be structured as investment companies that are registered under the 1940 Act, typically as open-end funds or unit investment trusts. These ETFs are generally based on specific domestic and foreign market securities indices. An “index-based ETF” seeks to provide investment results that match the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. An “actively-managed ETF” invests in securities based on an adviser's investment strategy. An “enhanced ETF” seeks to provide investment results that match a positive or negative multiple of the performance of an underlying index. In seeking to provide such results, an ETF and, in particular, an enhanced ETF, may engage in short sales of securities included in the underlying index and may invest in derivatives instruments, such as equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Alternatively, ETFs may be structured as grantor trusts or other forms of pooled investment vehicles that are not registered or regulated under the 1940 Act. These ETFs typically hold commodities, precious metals, currency or other non-securities investments. ETFs, like mutual funds, have expenses associated with their operation, such as advisory and custody fees. When a Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, including the brokerage costs associated with the purchase and sale of shares of the ETF, the Fund will bear a pro rata portion of the ETF's expenses. In addition, it may be more costly to own an ETF than to directly own the securities or other investments held by the ETF because of ETF expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities or other investments held by the ETF, although lack of liquidity in the market for the shares of an ETF could result in the ETF's value being more volatile than the underlying securities or other investments.
FOREIGN CURRENCY TRANSACTIONS
A Fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that generally require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future, although the Funds may also enter into non-deliverable currency forward contracts (“NDFs”) that contractually require the netting of the parties' liabilities. Forwards, including NDFs, can have substantial price volatility. While foreign currency transactions on a spot and forward basis are exempt from the definition of “swap” under the Commodity Exchange Act (“CEA”), NDFs are not, and, thus, are subject to the jurisdiction of the Commodity Futures Trading Commission (“CFTC”). Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. In the event that the parties to a forward contract agree to offset or terminate the contract before its maturity, the contract is no longer exempt from the definition of “swap” under the CEA and shall be treated as a swap. At the discretion of the Adviser, the Funds may enter into forward currency exchange contracts for hedging purposes to help reduce the risks and volatility caused by changes in foreign currency exchange rates, or to gain exposure to certain currencies in an effort to track the composition of the applicable Index. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of a Fund's foreign holdings increases because of currency fluctuations.
FUTURES CONTRACTS, OPTIONS AND SWAP AGREEMENTS
A Fund may invest in derivatives, including exchange-traded futures on indices, exchange-traded futures on Treasuries or Eurodollars, U.S. exchange-traded or over-the-counter (“OTC”) put and call options contracts and exchange-traded or OTC swap transactions (including NDFs, interest rate swaps, total return swaps, excess return swaps, and credit default swaps).
12

Futures and Options on Futures: Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity or security at a specified future time and at a specified price. Index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the index specified in the contract from one day to the next. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A public market exists in futures contracts covering a number of indexes, as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian Dollar; the Canadian Dollar; the British Pound; the Japanese Yen; the Swiss Franc; the Mexican Peso; and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.
The Funds may purchase and write (sell) call and put options on futures. Options on futures give the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.
A Fund is required to make a good faith margin deposit in cash or U.S. government securities (or other eligible collateral) with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.
After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy price changes, additional payments will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, a Fund would expect to earn interest income on its margin deposits. Although some futures contracts call for making or taking delivery of the underlying commodity, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying commodity, security or index and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations.
Options: A Fund may purchase and sell put and call options. Such options may relate to particular securities and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves.
Short Sales “Against the Box”: The Funds may engage in short sales “against the box.” In a short sale against the box, a Fund agrees to sell at a future date a security that it either contemporaneously owns or has the right to acquire at no extra cost. If the price of the security has declined at the time the Fund is required to deliver the security, the Fund will benefit from the difference in the price. If the price of the security has increased, the Fund will be required to pay the difference.
Forwards: A forward contract is an obligation to purchase or sell a specific security, currency or other instrument for an agreed price at a future date that is individually negotiated and privately traded by traders and their customers. Unlike contracts traded on an exchange (such as futures contracts), forward contracts trade OTC and are not guaranteed by an exchange or clearinghouse and are subject to the creditworthiness of the counterparty of the trade. Forward contracts are highly leveraged and highly volatile, and a relatively small price movement in a forward contract may result in substantial losses to a Fund. Depending on the asset underlying the forward contract, forward transactions can be influenced by,
13

among other things, changing supply and demand relationships, government commercial and trade programs and policies, national and international political and economic events, weather and climate conditions, insects and plant disease, purchases and sales by foreign countries and changing interest rates.
Swap Transactions: A Fund may enter into swap transactions, including interest rate swap, credit default swap, NDF, and total return swap transactions. Swap transactions are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified rate, index or asset. Swap transactions will usually be done on a net basis, i.e., where the two parties make net payments with a Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or equivalents having an aggregate value at least equal to the accrued excess is maintained by the Fund. Swaps may be used in conjunction with other instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with “caps,” “floors” or “collars.” A “cap” is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A “floor” is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A “collar” is essentially a combination of a long cap and a short floor where the limits are set at different levels.
The use of swap transactions by a Fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap transactions have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.
Bilateral OTC transactions differ from exchange-traded or cleared derivatives transactions in several respects. Bilateral OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, bilateral OTC transaction pricing is normally done by reference to information from market makers and/or available index data, which information is carefully monitored by the Adviser and verified in appropriate cases. As bilateral OTC transactions are entered into directly with a dealer, there is a risk of nonperformance by the dealer as a result of its insolvency or otherwise. Under regulations adopted by the CFTC and federal banking regulators (“Margin Rules”), a Fund is required to post collateral (known as variation margin) to cover the mark-to-market exposure in respect of its uncleared swaps. The Margin Rules also mandate that collateral in the form of initial margin be posted to cover potential future exposure attributable to uncleared swap transactions. In the event a Fund is required to post collateral in the form of initial margin or variation margin in respect of its uncleared swap transactions, all such collateral will be posted with a third party custodian pursuant to a triparty custody agreement between the Fund, its dealer counterparty and an unaffiliated custodian.
The requirement to execute certain OTC derivatives contracts on exchanges or electronic trading platforms called swap execution facilities (“SEFs”) may offer certain advantages over traditional bilateral OTC trading, such as ease of execution, price transparency, increased liquidity and/or favorable pricing. However, SEF trading may make it more difficult and costly for a Fund to enter into highly tailored or customized transactions and may result in additional costs and risks. Market participants such as the Funds that execute derivatives contracts through a SEF, whether directly or through a broker intermediary, are required to submit to the jurisdiction of the SEF and comply with SEF and CFTC rules and regulations which impose, among other things disclosure and recordkeeping obligations. In addition, a Fund will generally incur SEF or broker intermediary fees when it trades on a SEF. A Fund may also be required to indemnify the SEF or broker intermediary for any losses or costs that may result from the Fund's transactions on the SEF.
Total Return Swaps: A Fund may enter into total return swap transactions for investment purposes. Total return swaps are transactions in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by a Fund or the counterparty are based on the
14

total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.
Credit Default Swaps: A Fund may enter into credit default swap transactions for investment purposes. A credit default swap transaction may have as reference obligations one or more securities that are not currently held by the Fund. A Fund may be either the protection buyer or protection seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a protection seller, a Fund would generally receive an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the protection seller must pay the protection buyer the full face amount of the reference obligations that may have little or no value. If a Fund were a protection buyer and no credit event occurred during the term of the swap, the Fund would recover nothing if the swap were held through its termination date. However, if a credit event occurred, the protection buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of the reference obligation that may have little or no value. Where a Fund is the protection buyer, credit default swaps involve the risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce a Fund's return.
Currency Swaps: A Fund may enter into currency swap transactions for investment purposes. Currency swaps are similar to interest rate swaps, except that they involve multiple currencies. A Fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and end of the transaction, both sides will have to pay in full on a periodic basis based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.
Interest Rate Swaps: A Fund may enter into an interest rate swap in an effort to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund may agree to pay a fixed rate (multiplied by a notional amount) while a counterparty agrees to pay a floating rate (multiplied by the same notional amount). If interest rates rise, resulting in a diminution in the value of the Fund's portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value.
Options on Swaps: An option on a swap agreement, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. A Fund may write (sell) and purchase put and call swaptions. A Fund may also enter into swaptions on either an asset-based or liability-based basis, depending on whether the Fund is hedging its assets or its liabilities. A Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. A Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities the Fund anticipates purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in a Fund's use of options.
Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.
Government Regulation: The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) that was signed into law on July 21, 2010 created a new statutory framework that comprehensively regulated the OTC derivatives markets for the first time. Prior to the Dodd-Frank Act, the OTC derivatives markets were traditionally traded on a bilateral basis (so-called “bilateral OTC transactions”). Under the Dodd-Frank Act, certain OTC derivatives transactions are now required to be centrally cleared and traded on SEFs.
15

On October 28, 2020, the SEC adopted Rule 18f-4 (the “Derivatives Rule”) under the 1940 Act which replaced prior SEC and staff guidance with an updated, comprehensive framework for registered funds' use of derivatives. The Derivatives Rule permits a Fund to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. The Derivatives Rule requires the Funds to trade derivatives and certain other instruments that create future payment or delivery obligations subject to a value-at-risk (“VaR”) leverage limit, develop and implement a derivatives risk management program and new testing requirements, and comply with new requirements related to board and SEC reporting. These requirements apply unless a Fund qualifies as a “limited derivatives user,” as defined in the Derivatives Rule. Complying with the Derivatives Rule may increase the cost of a Fund's investments and cost of doing business, which could adversely affect investors. Other new regulations could adversely affect the value, availability and performance of certain derivative instruments, may make them more costly, and may limit or restrict their use by the Funds.
Regulation Under the Commodity Exchange Act: Each Fund intends to use commodity interests, such as futures, swaps and options on futures in accordance with Rule 4.5 of the CEA. A Fund may use exchange-traded futures and options on futures, together with positions in cash and money market instruments, to simulate full investment in its underlying Index. Exchange-traded futures and options on futures contracts may not be currently available for an Index. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to the applicable Index components or a subset of the components. An exclusion from the definition of the term “commodity pool operator” has been claimed with respect to each series of the Trust in accordance with Rule 4.5 such that registration or regulation as a commodity pool operator under the CEA is not necessary.
Restrictions on Trading in Commodity Interests: Each Fund reserves the right to engage in transactions involving futures, options thereon and swaps to the extent allowed by the CFTC regulations in effect from time to time and in accordance with a Fund's policies.
Certain additional risk factors related to derivatives are discussed below:
Derivatives Risk: Under recently adopted rules by the CFTC, transactions in some types of interest rate swaps and index credit default swaps on North American and European indices are required to be cleared. In addition, the CFTC may promulgate additional regulations that require clearing of other classes of swaps. In a cleared derivatives transaction (which includes futures, options on futures, and cleared swaps transactions), a Fund's counterparty is a clearing house (such as CME, ICE Clear Credit or LCH.Clearnet), rather than a bank or broker. Since the Funds are not members of a clearing house and only members of a clearing house can participate directly in the clearing house, a Fund holds cleared derivatives through accounts at clearing members, who are futures commission merchants that are members of the clearing houses and who have the appropriate regulatory approvals to engage in cleared derivatives transactions. A Fund makes and receives payments owed under cleared derivatives transactions (including margin payments) through its accounts at clearing members. Clearing members guarantee performance of their clients' obligations to the clearing house. In contrast to bilateral OTC transactions, clearing members generally can require termination of existing cleared derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions and to terminate transactions in accordance with their rules. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, a Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that the Advisor expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund's behalf. While the documentation in place between a Fund and its clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits specified by the clearing members in advance, the Fund could be subject to this execution risk if the Fund submits for clearing transactions that exceed such credit limits, if the clearing house does not accept the transactions for clearing, or if the clearing members do not comply with their agreement to clear such transactions. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction. In addition, new regulations could, among other things, restrict a Fund's ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or increasing margin or capital requirements. If a Fund is not able to enter into a particular derivatives transaction, the Fund's investment performance and risk profile could be adversely affected as a result.
16

Counterparty Risk: Counterparty risk with respect to OTC derivatives may be affected by new regulations promulgated by the CFTC and SEC affecting the derivatives market. As described under “Derivatives Risk” above, all futures and options on futures and some swap transactions are required to be cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared derivatives position, rather than the credit risk of its original counterparty to the derivative transaction. Clearing members are required to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member's proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, and the clearing broker may also invest those funds in certain instruments permitted under the applicable regulations. Also, the clearing member transfers to the clearing house the amount of margin required by the clearing house for cleared derivatives transactions, which amounts are generally held in the relevant omnibus account at the clearing house for all customers of the clearing member.
For commodities futures positions, the clearing house may use all of the collateral held in the clearing member's omnibus account to meet a loss in that account, without regard to which customer in fact supplied that collateral. Accordingly, in addition to bearing the credit risk of its clearing member, each customer to a futures transaction also bears “fellow customer” risk from other customers of the clearing member. However, with respect to cleared swaps positions, recent regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing house that is attributable to each customer. Because margin in respect of cleared swaps must be earmarked for specific clearing member customers, the clearing house may not use the collateral of one customer to cover the obligations of another customer. However, if the clearing member does not provide accurate reporting, a Fund is subject to the risk that a clearing house will use the Fund's assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, clearing members may generally choose to provide to the clearing house the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount for each customer.
FUTURE DEVELOPMENTS
A Fund may take advantage of opportunities in the area of options and futures contracts, options on futures contracts, warrants, swaps and any other investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, a Fund will provide appropriate disclosure.
HIGH YIELD SECURITIES
Investment in high yield securities (commonly known as “junk” bonds) generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and credit risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities. In addition, high yield securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, but can also be issued by governments. Such issuers are generally less able than more financially stable issuers to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.
Investing in high yield debt securities involves risks that are greater than the risks of investing in higher quality debt securities. These risks include: (i) changes in credit status, including weaker overall credit conditions of issuers and risks of default; (ii) industry, market and economic risk; and (iii) greater price variability and credit risks of certain high yield securities such as zero coupon and payment-in-kind securities. While these risks provide the opportunity for maximizing return over time, they may result in greater volatility of the value of a Fund than a fund that invests in higher-rated securities.
17

Furthermore, the value of high yield securities may be more susceptible to real or perceived adverse economic, company or industry conditions than is the case for higher quality securities. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual issuer developments to a greater extent than do higher-rated securities which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Adverse market, credit or economic conditions could make it difficult at certain times to sell certain high yield securities held by a Fund.
The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield security, and could adversely affect the daily net asset value per share of a Fund. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because there is less reliable, objective data available.
The use of credit ratings as a principal method of selecting high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.
ILLIQUID INVESTMENTS
A Fund may invest in illiquid investments. A Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment means any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If illiquid investments exceed 15% of a Fund's net assets, certain remedial actions will be taken as required by Rule 22e-4 under the 1940 Act and the Funds' policies and procedures.
INFLATION-PROTECTED OBLIGATIONS
A Fund may invest in inflation-protected public obligations, commonly known as “TIPS,” of the U.S. Treasury, as well as TIPS of major governments and emerging market countries, excluding the United States. TIPS are a type of security issued by a government that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation—a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the Consumer Price Index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises or falls, both the principal value and the interest payments will increase or decrease. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.
INVESTMENT COMPANIES
A Fund may invest in the securities of other investment companies, including affiliated funds and money market funds, subject to applicable limitations under Section 12(d)(1) of the 1940 Act. Pursuant to Section 12(d)(1), a Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. To the extent allowed by law, regulation, and/or a Fund's investment restrictions, a Fund may invest its assets in securities of investment companies, including affiliated funds and/or money market funds, in excess of the limits discussed above.
If a Fund invests in and, thus, is a shareholder of, another investment company, the Fund's shareholders will indirectly bear the Fund's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund's own investment adviser and the other expenses that the Fund bears directly in connection with the Fund's own operations.
18

INVESTMENTS IN VARIABLE INTEREST ENTITY STRUCTURES
A Fund may gain investment exposure to certain Chinese companies through variable interest entity (“VIE”) structures. Such investments are subject to the investment risks associated with the Chinese-based company. The VIE structure enables foreign investors, such as the Funds, to obtain investment exposure to a Chinese company in situations in which the Chinese government has limited or prohibited non-Chinese ownership of such company. The VIE structure does not involve direct equity ownership in a China-based company, but rather involves claims to the China-based company's profits and control of the assets that belong to the China-based company through contractual arrangements. The contractual arrangements in place with the China-based company provide limited ability to exercise control over the China-based company and the China-based company's actions may negatively impact the value of an investment through a VIE structure. Control may also be jeopardized if a natural person who holds an equity interest in the China-based company breaches the terms of the contractual arrangements or is subject to legal proceedings, or if any physical instruments such as chops and seals are used without authorization.
Intervention by the Chinese government with respect to the VIE structure could significantly affect the Chinese operating company's performance and thus, the value of a Fund's investment through a VIE structure, as well as the enforceability of the contractual arrangements of the VIE structure. In the event of such an occurrence, a Fund, as a foreign investor, may have little or no legal recourse. If the Chinese government were to determine that the contractual arrangements establishing the VIE structure did not comply with Chinese law or regulations, the Chinese operating company could be subject to penalties, revocation of its business and operating license, or forfeiture of ownership interests. In addition to the risk of government intervention, investments through a VIE structure are subject to the risk that the China-based company (or its officers, directors, or Chinese equity owners) may breach the contractual arrangements, or Chinese law changes in a way that adversely affects the enforceability of the arrangements, or the contracts are otherwise not enforceable under Chinese law, in which case a Fund may suffer significant losses on its investments through a VIE structure with little or no recourse available.
LENDING PORTFOLIO SECURITIES
Each Fund may lend portfolio securities to certain creditworthy borrowers in U.S. and non-U.S. markets in an amount not to exceed 40% of the value of its net assets. The borrowers provide collateral that is marked to market daily in an amount at least equal to the current market value of the securities loaned. A Fund may terminate a loan at any time and obtain the securities loaned. A Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities. A Fund cannot vote proxies for securities on loan, but may recall loans to vote proxies if a material issue affecting the Fund's economic interest in the investment is to be voted upon. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.
With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. A Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain high quality short-term instruments either directly on behalf of the lending Fund or through one or more joint accounts or funds, which may include those managed by the Adviser. A Fund could lose money due to a decline in the value of collateral provided for loaned securities or any investments made with cash collateral. Certain non-cash collateral or investments made with cash collateral may have a greater risk of loss than other non-cash collateral or investments.
A Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board of Trustees (the “Board”) of the SPDR Series Trust (the “Trust”) who administer the lending program for the Funds in accordance with guidelines approved by the Board. In such capacity, the lending agent provides the following services to the Funds in connection with the Funds' securities lending activities: (i) locating borrowers among an approved list of prospective borrowers; (ii) causing the delivery of loaned securities from a Fund to borrowers; (iii) monitoring the value of loaned securities, the value of collateral received, and other lending parameters; (iv) seeking additional collateral, as necessary, from borrowers; (v) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of all or substantially all cash collateral in an investment vehicle designated by the Funds; (vi) returning collateral to borrowers; (vii) facilitating substitute dividend, interest, and other distribution payments to the Funds from borrowers; (viii) negotiating the terms of each loan of securities, including but not limited to the amount of any loan premium, and monitoring the terms of securities loan agreements with prospective borrowers for consistency with the requirements of the Funds' Securities Lending
19

Authorization Agreement; (ix) selecting securities, including amounts (percentages), to be loaned; (x) recordkeeping and accounting servicing; and (xi) arranging for return of loaned securities to the Fund in accordance with the terms of the Securities Lending Authorization Agreement. State Street Bank and Trust Company (“State Street”), an affiliate of the Trust, has been approved by the Board to serve as securities lending agent for the Funds and the Trust has entered into an agreement with State Street for such services. Among other matters, the Trust has agreed to indemnify State Street for certain liabilities. State Street has received an order of exemption from the SEC under Sections 17(a) and 12(d)(1) under the 1940 Act to serve as the lending agent for affiliated investment companies such as the Trust and to invest the cash collateral received from loan transactions to be invested in an affiliated cash collateral fund.
Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process especially so in certain international markets such as Taiwan), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), risk of loss of collateral, credit, legal, counterparty and market risk. If a securities lending counterparty were to default, a Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return a Fund's securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. Although State Street has agreed to provide a Fund with indemnification in the event of a borrower default, a Fund is still exposed to the risk of losses in the event a borrower does not return a Fund's securities as agreed. For example, delays in recovery of lent securities may cause a Fund to lose the opportunity to sell the securities at a desirable price.
LEVERAGING
While the Funds do not anticipate doing so, each Fund may borrow money in an amount greater than 5% of the value of the Fund's total assets. However, under normal circumstances, a Fund will not borrow money from a bank in an amount greater than 10% of the value of the Fund's total assets. Borrowing for investment purposes is one form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Because substantially all of a Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV of a Fund will increase more when such Fund's portfolio assets increase in value and decrease more when the Fund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds.
MORTGAGE PASS-THROUGH SECURITIES
The term “U.S. agency mortgage pass-through security” refers to a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. government-sponsored enterprises: Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”), or Federal Home Loan Mortgage Corporation (“Freddie Mac”). In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a “pool” consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.
An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome.
For the foregoing and other reasons, the State Street SPDR Portfolio Aggregate Bond Index ETF and State Street SPDR Portfolio Mortgage Backed Bond Index ETF may seek to obtain exposure to U.S. agency mortgage pass-through securities through the use of “to-be-announced” or “TBA transactions.” “TBA” refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Transactions in mortgage pass-through securities may occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed
20

terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to settlement date. Each Fund intends to use TBA transactions in several ways. For example, each Fund expects that it will regularly enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a “TBA roll.” In a TBA roll, a Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, a Fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement.
Default by or bankruptcy of a counterparty to a TBA transaction would expose a Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, a Fund will enter into TBA transactions only with established counterparties (such as major broker-dealers) and the Adviser will monitor the creditworthiness of such counterparties. In addition, a Fund may accept assignments of TBA transactions from Authorized Participants (as defined below) from time to time. A Fund's use of TBA rolls may cause the Fund to experience higher portfolio turnover, higher transaction costs and to pay higher capital gain distributions to shareholders (which may be taxable) than the other Funds described herein.
Each of the State Street SPDR Portfolio Aggregate Bond Index ETF and State Street SPDR Portfolio Mortgage Backed Bond Index ETF intend to invest cash pending settlement of any TBA transactions in money market instruments, repurchase agreements, commercial paper (including asset-backed commercial paper) or other high-quality, liquid short-term instruments, which may include money market funds affiliated with the Adviser.
MUNICIPAL SECURITIES
Municipal securities are securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal securities share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which the Funds may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).
Some longer-term municipal securities give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor's request—usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice, than non-municipal securities. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the Funds to value accurately than securities of public corporations. A fund that invests a significant portion of its portfolio in municipal securities, such as the State Street SPDR Nuveen ICE High Yield Municipal Bond ETF, State Street SPDR Nuveen ICE Municipal Bond ETF and State Street SPDR Nuveen ICE Short Term Municipal Bond ETF (the “Municipal Bond ETFs”), may have greater exposure to liquidity risk than a fund that invests in non-municipal securities. In addition, the municipal securities market is generally characterized as a buy and hold investment strategy. As a result, the accessibility of municipal securities in the market is generally greater closer to the original date of issue of the securities and lessens as the securities move further away from such issuance date.
21

Municipal securities are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.
Prices and yields on municipal securities are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. As a result, municipal securities may be more difficult to value than securities of public corporations.
Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. In addition, municipal securities are subject to the risk that their tax treatment could be changed by Congress or state legislatures, thereby affecting the value of outstanding municipal securities. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund's municipal securities in the same manner.
Municipal Leases and Certificates of Participation: Also included within the general category of municipal securities described in the Municipal Bond ETFs' Prospectus are municipal leases, certificates of participation in such lease obligations or installment purchase contract obligations (hereinafter collectively called “Municipal Lease Obligations”) of municipal authorities or entities. Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a “non-appropriation” lease, a Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition or releasing of the property might prove difficult.
Municipal Insurance: A municipal security may be covered by insurance that guarantees the bond's scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance).
Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal security in the event of default by the issuer, and cover a municipal security to its maturity, enhancing its credit quality and value.
Municipal security insurance does not insure against market fluctuations or fluctuations in a Fund's share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.
Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.
Municipal Market Disruption Risk: The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund's holdings would be affected, and the Trustees
22

would reevaluate a Municipal Bond ETF's investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a Fund.
OTHER SHORT-TERM INSTRUMENTS
A Fund may invest in short-term instruments, including money market instruments, (including money market funds advised by the Adviser), cash and cash equivalents, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by the Adviser); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers' acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody's Investors Service (“Moody's”) or “A-1” by S&P Global Ratings (“S&P”), or if unrated, of comparable quality as determined by the Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that present minimal credit risk; and (vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. Money market instruments also include shares of money market funds. The SEC and other government agencies continue to review the regulation of money market funds. The SEC has adopted changes to the rules that govern money market funds over the years, most recently in July 2023. Legislative developments may also affect money market funds. These changes and developments may affect the investment strategies, performance, yield, operating expenses and continued viability of a money market fund.
PREFERRED SECURITIES
Preferred securities pay fixed or adjustable rate interest or dividends to investors, and are generally senior to common stock, but may be subordinated to bonds and other debt instruments in a company's capital structure and therefore may be subject to greater credit risk than those debt instruments. There is no assurance that interest payments, dividends or distributions on the preferred securities in which a Fund invests will be declared or otherwise made payable. In the case of preferred stock, in order to be payable, distributions on preferred securities must be declared by the issuer's board of directors. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws.
Because the claim on an issuer's earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, a Fund's holdings of higher rate-paying fixed rate preferred securities may be reduced and the Fund would be unable to acquire securities paying comparable rates with the redemption proceeds.
PRIVATE PLACEMENTS AND RESTRICTED SECURITIES
A Fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. While such private placements may offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often “restricted securities,” i.e., securities which cannot be sold to the public without registration under the Securities Act or the availability of an exemption from registration (such as Rules 144 or 144A), or which are not readily marketable because they are subject to other legal or contractual delays in or restrictions on resale. Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act.
23

Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when the Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Market quotations for such securities are generally less readily available than for publicly traded securities. The absence of a trading market can make it difficult to ascertain a market value for such securities for purposes of computing a Fund's net asset value, and the judgment of the Adviser may at times play a greater role in valuing these securities than in the case of publicly traded securities. Disposing of such securities, which may be illiquid investments, can involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. A Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration.
A Fund may be deemed to be an “underwriter” for purposes of the Securities Act when selling restricted securities to the public, and in such event the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.
RATINGS
An investment grade rating means the security or issuer is rated investment grade by Moody's, S&P, Fitch Ratings, Inc. (“Fitch”), Morningstar DBRS, or another credit rating agency designated as a nationally recognized statistical rating organization by the SEC, or is unrated but considered to be of equivalent quality by the Adviser or the Sub-Adviser.
Subsequent to purchase by a Fund, a rated security may cease to be rated or its investment grade rating may be reduced below an investment grade rating. Bonds rated lower than Baa3 by Moody's or BBB- by S&P or Fitch are below investment grade quality and are obligations of issuers that are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Such securities (“lower rated securities”) are commonly referred to as “junk” bonds and are subject to a substantial degree of credit risk. Lower rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial. Bonds rated below investment-grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated bonds is even narrower. See “HIGH YIELD SECURITIES” above for more information relating to the risks associated with investing in lower rated securities, or Appendix A for more information on the ratings of debt instruments.
REAL ESTATE INVESTMENT TRUSTS (“REITs”)
REITs pool investors' funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Funds will not invest in real estate directly, but only in securities issued by real estate companies. However, the Funds may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) to the extent they invest in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates. Investments in REITs may subject Fund shareholders to duplicate management and administrative fees.
24

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.
REPURCHASE AGREEMENTS
A Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires a financial instrument (e.g., a security issued by the U.S. government or an agency thereof, a banker's acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next Business Day—as defined below). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument.
In these repurchase agreement transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Custodian until repurchased. No more than an aggregate of 15% of a Fund's net assets will be invested in illiquid investments, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.
The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.
REVERSE REPURCHASE AGREEMENTS
A Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases a Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if a Fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and a Fund intends to use the reverse repurchase technique only when the Adviser believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of a Fund's assets. A Fund may enter into reverse repurchase agreements if it either meets the relevant asset coverage requirements of Section 18 of the 1940 Act for senior securities representing indebtedness, or elects to treat such arrangements as derivatives transactions under the Derivatives Rule. Each Fund does not expect to engage, under normal circumstances, in reverse repurchase agreements with respect to more than 10% of its total assets.
SOVEREIGN DEBT OBLIGATIONS
Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due,
25

and may require renegotiation or reschedule of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. government securities, repayment of principal and payment of interest is not guaranteed by the U.S. government.
UNFUNDED COMMITMENTS
Unfunded commitments are contractual obligations where a fund commits, conditionally or unconditionally, to invest equity in a company or make a loan to a company in the future. The underlying documentation to the unfunded commitment sets out the terms and conditions of a fund's obligation to invest equity or make the loans, as well as the economic terms of such investments or loans. The portion of the amount committed by a fund that has not been invested or drawn down is referred to as “unfunded.” Typically, a fund receives a commitment fee for amounts that remain unfunded under its commitment.
Under the terms of an unfunded commitment agreement, a Fund may be required to increase its investment in a company at a time when it might not be desirable to do so. In addition, unfunded commitments carry the risk that the investment required at a later date may not be as attractive as originally anticipated.
Loan commitments may be made pursuant to a term loan, a revolving credit line or a combination thereof. Unfunded loan commitments expose lenders to credit risk. A lender typically is obligated to advance the unfunded amount of a loan commitment at the borrower's request, subject to satisfaction of certain contractual conditions. Borrowers with deteriorating creditworthiness may continue to satisfy their contractual conditions and therefore be eligible to borrow at times when the lender might prefer not to lend. In addition, a lender may have assumptions as to when a borrower may draw on an unfunded loan commitment when the lender enters into the commitment. If the borrower does not draw as expected, the commitment may not prove as attractive an investment as originally anticipated.
U.S. GOVERNMENT OBLIGATIONS
U.S. government obligations are a type of bond. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities.
One type of U.S. government obligation, U.S. Treasury obligations, are backed by the full faith and credit of the U.S. Treasury and differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years.
Other U.S. government obligations are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, Fannie Mae, Ginnie Mae, the Small Business Administration, the Federal Farm Credit Administration, Freddie Mac, the Federal Home Loan Banks (“FHLB”), Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac). Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the FHLBs, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law.
Additionally, in September 2008, the Federal Housing Finance Agency (“FHFA”) announced a federal takeover of Fannie Mae and Freddie Mac. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. In connection with the conservatorships, the U.S. Treasury entered into Senior Preferred Stock Purchase Agreements (“SPAs”) with each entity, pursuant to which the U.S. Treasury agreed to provide financial support to Fannie Mae and Freddie Mac under specified circumstances. The SPAs have been amended from time to time. In January 2021, the U.S. Treasury and FHFA further amended the SPAs to permit Fannie Mae and Freddie Mac to continue to retain earnings until they satisfy certain capital requirements and buffers. In January
26

2025, the U.S. Treasury and FHFA again amended the SPAs, including to restore the U.S. Treasury's right to consent to a release of Fannie Mae or Freddie Mac from conservatorship and to clarify that Fannie Mae and Freddie Mac must meet capital requirements established by FHFA, as amended from time to time.
U.S. REGISTERED SECURITIES OF FOREIGN ISSUERS
Investing in U.S. registered, dollar-denominated, securities issued by non-U.S. issuers involves some risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.
A Fund's investment in equity securities of foreign corporations may also be in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively “Depositary Receipts”). Depositary Receipts are receipts, typically issued by a bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depositary Receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designated for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.
VARIABLE AND FLOATING RATE SECURITIES
Variable rate securities are instruments issued or guaranteed by entities such as (1) U.S. government, or an agency or instrumentality thereof, (2) states, municipalities and other political subdivisions, agencies, authorities and instrumentalities or states and multi-state agencies or authorities, (3) corporations, (4) financial institutions, (5) insurance companies or (6) trusts that have a rate of interest subject to adjustment at regular intervals but no less frequently than annually. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A Fund may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day U.S. Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and fixed rate floating rate securities than on the market value of comparable fixed rate fixed income obligations. Thus, investing in variable and fixed rate floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed rate fixed income securities.
VARIABLE RATE DEMAND OBLIGATIONS
Variable rate demand obligations (“VRDOs”) are short-term tax-exempt fixed income instruments whose yield is reset on a periodic basis. VRDO securities tend to be issued with long maturities of up to 30 or 40 years; however, they are considered short-term instruments because they include a put feature which coincides with the periodic yield reset. For example, a VRDO whose yield resets weekly will have a put feature that is exercisable upon seven days' notice. VRDOs are put back to a bank or other entity that serves as a liquidity provider, who then tries to resell the VRDOs or, if unable to resell, holds them in its own inventory. VRDOs are generally supported by either a Letter of Credit or a Stand-by Bond Purchase Agreement to provide credit enhancement.
27

WHEN-ISSUED SECURITIES
A Fund may purchase securities on a when-issued basis. Delivery of and payment for these securities may take place as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period, and no income accrues to a Fund until settlement takes place. When entering into a when-issued transaction, a Fund will rely on the other party to consummate the transaction; if the other party fails to do so, the Fund may be disadvantaged.
Securities purchased on a when-issued basis and held by a Fund are subject to changes in market value based upon actual or perceived changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates — i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if a Fund purchases securities on a “when-issued” basis, there may be a greater possibility of fluctuation in the Fund's NAV.
Special Considerations and Risks
A discussion of the risks associated with an investment in each Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, the Prospectus.
GENERAL
Investment in a Fund should be made with an understanding that the value of a Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.
An investment in a Fund should also be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of the Shares). Securities are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises. Securities of issuers traded on exchanges may be suspended on certain exchanges by the issuers themselves, by an exchange or by government authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and instruments that reference the securities, such as participatory notes (or “P-notes”) or other derivative instruments, may be halted.
The principal trading market for some of the securities in an Index may be in the OTC market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund's Shares will be adversely affected if trading markets for a Fund's portfolio securities are limited or absent or if bid/ask spreads are wide.
CHINA BOND RISK
The State Street SPDR Bloomberg Emerging Markets USD Bond ETF may invest in renminbi (“RMB”) denominated fixed income securities of Chinese issuers (“China bonds”). To the extent the Fund's underlying Index includes China bonds, the Fund's ability to achieve its investment objective is dependent on its continued access to such bonds. The Fund may invest in China bonds (i) through direct access to the China Interbank Bond Market (“CIBM”), (ii) through certain foreign institutional investors that have obtained a license from the Chinese regulators, and (iii) through Bond Connect, a program that provides foreign investors with access to China's onshore bond market.
CIBM Direct Access Program Risks: The CIBM is an OTC market established in 1997, and accounts for more than 95% of outstanding bond values of the total trading volume in the People's Republic of China (the “PRC”). On CIBM, domestic institutional investors and certain foreign institutional investors can trade, on a one-to-one quote-driven basis, sovereign bonds, government bonds, corporate bonds, bond repo, bond lending, bills issued by the People's Bank of China
28

(“PBOC”) and other financial debt instruments. Pursuant to the Announcement (2016) No. 3 issued by the PBOC on February 24, 2016, eligible foreign institutional investors can conduct trading on the CIBM under a program established by the PBOC (“CIBM Direct Access Program”) subject to other rules and regulations as promulgated by the PRC authorities. There is no trading quota limitation.
CIBM is regulated and supervised by the PBOC. The PBOC is responsible for, among others, promulgating the applicable CIBM listing, trading and operating rules, and supervising the market operators of CIBM. Bonds and bond-related derivatives are traded in the CIBM primarily through (i) independent bilateral negotiation on a transaction by transaction basis or (ii) through the “click-and-deal” trading model, whereby a party offers a quote in the market that can then be accepted by a counterparty (thus, “clicking” the “deal”). A “click-and-deal” quote may also be automatically matched with a price limit order. In addition, an “anonymous click” trading model has been implemented for certain bonds and bond-related derivatives whereby anonymous quotes offered in the market are automatically matched with counterparties based on timing and price. Once a transaction is agreed upon, the parties will, in accordance with the terms of the transaction, promptly send instructions for the delivery of bonds and funds. Parties are required to have sufficient bonds and funds for delivery on the agreed upon delivery date. China Central Depository & Clearing Co., Ltd (“CCDC”) or Shanghai Clearing House (“SHCH”) will deliver bonds according to the instructions sent by the parties. Fund clearing banks will handle the transfer and settlement of the payments of the bonds on behalf of the parties. The China Foreign Exchange Trading System is the unified trading platform for CIBM.
The Fund's investments in China bonds through the CIBM Direct Access Program will be subject to a number of additional risks and restrictions that may affect the Fund's investments and returns. Certain of these risks are discussed below.
The CIBM Direct Access Program is relatively new. Laws, rules, regulations, policies, notices, circulars or guidelines relating to the CIBM Direct Access Program as published or applied by the PBOC and other PRC authorities are relatively untested and are subject to change from time to time. There can be no assurance that the CIBM Direct Access Program will not be restricted, suspended or abolished. If such event occurs, the Fund's ability to invest in the CIBM through the CIBM Direct Access Program will be adversely affected, and if the Fund is unable to adequately access the CIBM through other means, the Fund's ability to achieve its investment objective will be adversely affected.
Under the prevailing PRC regulations, eligible foreign institutional investors who wish to invest directly in CIBM through the CIBM Direct Access Program may do so through an onshore settlement agent, who would be responsible for making the relevant filings and account opening with the relevant authorities. The Fund is therefore subject to the risk of default or errors on the part of such agent.
QFI Investment Risk: A Fund may invest via the Adviser's Qualified Foreign Investor (“QFI”) license, which operates under a unified regime established by Chinese regulators in 2020 to combine the former frameworks of the Renminbi Qualified Foreign Institutional Investor (“RQFII”) and Qualified Foreign Institutional Investor (“QFII”).
It is possible that the Adviser's QFI status could be suspended or revoked. Pursuant to PRC and QFI regulations, the State Administration of Foreign Exchange (“SAFE”) and the China Securities Regulatory Commission (“CSRC”) are vested with the power to impose regulatory sanctions if the Adviser, in its capacity as QFI, or the PRC custodian violates any provision of the QFI regulations. Any such violations could result in the revocation of the Adviser's QFI license or other regulatory sanctions and may adversely affect the ability of the Fund to invest in China bonds. The Adviser is also subject to regulation by certain Hong Kong regulatory authorities, including the Hong Kong Securities and Futures Commission. Regulatory matters arising from such regulation could also adversely affect the Adviser's QFI license and ability to provide advisory services, generally.
There can be no assurance that the Adviser will continue to maintain its QFI status. In the event the Adviser is unable to maintain its QFI status, it may be necessary for the Fund to limit or suspend creations of Creation Units. In such event it is possible that the trading price of the Fund's Shares on its Exchange will be at a significant premium to the NAV (which may also increase tracking error of the Fund). In extreme circumstances, the Fund may incur significant loss due to limited investment capabilities, or may not be able fully to implement or pursue its investment objectives or strategies, due to QFI investment restrictions, illiquidity of the PRC securities markets, and delay or disruption in execution of trades or in settlement of trades.
The regulations which regulate investments by QFIs in the PRC and the repatriation of capital from QFI investments are relatively new. The application and interpretation of such investment regulations are therefore relatively untested and there is no certainty as to how they will be applied as the PRC authorities and regulators have been given wide discretion in
29

such investment regulations and there is no precedent or certainty as to how such discretion may be exercised now or in the future. Existing QFI regulations may change over time and new QFI regulations may be promulgated in the future and no assurance can be given that any such changes will not adversely affect the Fund or its ability to achieve its investment objective.
Bond Connect Risks: The “Mutual Bond Market Access between Mainland China and Hong Kong” (“Bond Connect”) program is an initiative established by PBOC, China Foreign Exchange Trade System & National Interbank Funding Centre (“CFETS”), CCDC, SHCH, and Hong Kong Exchanges and Clearing Limited (“HKEx”) and Central Moneymarkets Unit (“CMU”) of the Hong Kong Monetary Authority (“HKMA”) to facilitate investor's investments between the Mainland China and Hong Kong bond markets through connection between the Mainland China and Hong Kong financial institutions.
Under the prevailing PRC regulations, eligible foreign investors are allowed to invest in the bonds available on the CIBM through the northbound trading of Bond Connect (“Northbound Trading Link”). There is currently no investment quota for the Northbound Trading Link. The Northbound Trading Link refers to the trading platform that is located outside of Mainland China and is connected to CFETS for eligible foreign investors to submit their trade requests for bonds circulated in the CIBM through Bond Connect. HKEx and CFETS work together with offshore electronic bond trading platforms to provide electronic trading services and platforms to allow direct trading between eligible foreign investors and approved onshore dealers in Mainland China through CFETS. Under the Northbound Trading Link, eligible foreign investors are required to appoint the CFETS or other institutions recognized by the PBOC as registration agents to apply for registration with the PBOC.
Pursuant to the prevailing regulations in Mainland China, the CMU, the offshore custody agent recognized by the HKMA, opens omnibus nominee accounts with the onshore custody agent recognized by the PBOC (i.e., the CCDC and SHCH). All bonds traded by eligible foreign investors will be registered in the name of the CMU, which will hold such bonds as a nominee owner.
Bond Connect's regulatory framework continues to evolve. Laws, rules, regulations, policies, notices, circulars or guidelines relating to Bond Connect as published or applied by any of the Bond Connect Authorities (as defined below) are relatively untested and are subject to change. “Bond Connect Authorities” refers to the exchanges, trading systems, settlement systems, governmental, regulatory or tax bodies which provide services and/or regulate Bond Connect and activities relating to Bond Connect, including, without limitation, the PBOC, the HKMA, the HKEx, the CFETS, the CMU, the CCDC and the SHCH and any other regulator, agency or authority with jurisdiction, authority or responsibility in respect of Bond Connect. There can be no assurance that Bond Connect will not be restricted, suspended or abolished. If such event occurs, the Fund's ability to invest in the CIBM through Bond Connect may be adversely affected, and if the Fund is unable to adequately access the CIBM through other means, the Fund's ability to achieve its investment objective may be adversely affected.
Under the prevailing Bond Connect regulations, eligible foreign investors who wish to participate in Bond Connect may do so through an offshore custody agent, registration agent or other third parties (as the case may be), who would be responsible for making the relevant filings and account opening with the relevant authorities. The Fund is therefore subject to the risk of default or errors on the part of such agents.
Trading through Bond Connect is performed through newly developed trading platforms and operational systems. There is no assurance that such systems will function properly (in particular, under extreme market conditions) or will continue to be adapted to changes and developments in the market. In the event that the relevant systems fail to function properly, trading through Bond Connect may be disrupted. The Fund's ability to trade through Bond Connect (and hence to pursue its investment strategy) may therefore be adversely affected. In addition, where the Fund invests in the CIBM through Bond Connect, it may be subject to risks of delays inherent in the order placing and/or settlement.
The CMU is the “nominee holder” of the bonds acquired by the Fund through Bond Connect. While Bond Connect Authorities have expressly stated that investors will enjoy the rights and interests of the bonds acquired through Bond Connect similar to investors in bond interests acquired through more traditional means in accordance with applicable laws, the exercise and the enforcement of beneficial ownership rights in such bonds in the Chinese courts has yet to be tested. As a result, for example, though the HKMA has stated otherwise in its Frequently Asked Questions relating to Bond Connect, it is possible that in the event that the nominee holder becomes insolvent, such bonds may be deemed to form part of the pool of assets of the nominee holder available for distribution to its creditors thereby subjugating the rights of the Fund.
30

Chinese Credit Rating Risks: China bonds will generally be rated by Chinese ratings agencies (and not by U.S. nationally recognized statistical ratings organizations (“NRSROs”)). The rating criteria and methodology used by Chinese rating agencies may be different from those adopted by NRSROs and international credit rating agencies. Therefore, such rating systems may not provide an equivalent standard for comparison with securities rated by NRSROs and international credit rating agencies.
Market Risks: The Fund investing in the CIBM will be subject to liquidity and volatility risks. Market volatility and potential lack of liquidity due to possible low trading volume of certain bonds in the CIBM may result in prices of certain bonds traded in the CIBM fluctuating significantly. The bid and offer spreads of the prices of such bonds may be large, and the Fund may therefore incur significant trading and realization costs and may even suffer losses when selling such investments. To the extent that the Fund transacts in the CIBM, the Fund may also be exposed to risks associated with settlement procedures and default of counterparties. The counterparty which has entered into a transaction with the Fund may default in its obligation to settle the transaction by failure to deliver relevant securities or to make payment.
General PRC-Related Risks
Economic, Political and Social Risks of the PRC: The economy of China, which has been in a state of transition from a planned economy to a more market-oriented economy, differs from the economies of most developed countries in many respects, including the level of government involvement, its state of development, its growth rate, control of foreign exchange, protection of intellectual property rights and allocation of resources.
Although substantial productive assets in China are still owned by the PRC government at various levels, in recent years, the PRC government has implemented economic reform measures emphasizing utilization of market forces in the development of the economy of China and a high level of management autonomy. The economy of China has experienced significant growth in the past several decades, but growth has been uneven both geographically and among various sectors of the economy, and no assurance can be given that such growth will continue. Economic growth has also been accompanied by periods of high inflation. The PRC government has implemented various measures from time to time to control inflation and restrain the rate of economic growth.
There can, however, be no assurance that the PRC government will continue to pursue such economic policies or, if it does, that those policies will continue to be successful. Any such adjustment and modification of those economic policies may have an adverse impact on the securities markets in the PRC as well as the portfolio securities of the Fund. Further, the PRC government may from time to time adopt corrective measures to control the growth of the PRC economy, which may also have an adverse impact on the capital growth and performance of the Fund. Political changes, social instability and adverse diplomatic developments in the PRC could result in the imposition of additional government restrictions, including expropriation of assets, confiscatory taxes, limits on repatriation, or nationalization of some or all of the property held by the underlying issuers of the Fund's portfolio securities.
PRC Laws and Regulations Risk: The regulatory and legal framework for capital markets and companies in the PRC may not be as well developed as those of developed countries. PRC laws and regulations affecting securities markets are relatively new and evolving, and because of the limited volume of published cases and judicial interpretation and their non-binding nature, interpretation and enforcement of these regulations involve significant uncertainties. In addition, as the PRC legal system develops, no assurance can be given that changes in such laws and regulations or new laws, regulations or practices relating to transactions in Chinese securities will be promulgated, or that their interpretation or enforcement will not have a material adverse effect on the Fund's portfolio securities.
In addition, the effect of future developments in the PRC legal system is unpredictable, such as changes to the existing regulatory environment and government scrutiny in certain areas, uncertain interpretation and implementation of existing laws or enforcement thereof, or the preemption of local regulations by national laws. For instance, China has tightened regulatory requirements with respect to privacy, data protection and information security, and has promulgated new regulations and policy to regulate certain industries in recent years, which may in turn impact the business operation of the underlying issuers of a Fund's portfolio securities. The rapid evolving legal system of China may have a material adverse effect on a Fund's portfolio securities.
PRC Tax Risk: Uncertainties in PRC tax rules governing taxation of income and gains from investments in China bonds could result in unexpected tax liabilities for the Fund. The Fund's investments in China bonds may cause the Fund to become subject to withholding and other taxes imposed by the PRC. Pursuant to the Announcement on the Extension of Corporate Income Tax and Value-Added Tax Policies for Overseas Institutions Investing in the Domestic Bond Market (Announcement [2026] No. 5) jointly issued by the Ministry of Finance and the State Taxation Administration on January 13, 2026, bond interest income derived by overseas institutional investors from investments in the China bond market is
31

temporarily exempt from corporate income tax (withholding tax) and value-added tax. This exemption, which originally took effect on November 7, 2018, has been extended and will remain effective through December 31, 2027. There is uncertainty regarding how long the temporary exemption will be available. If, in the future, China begins applying tax rules regarding the taxation of investment in China bonds by foreign investors, and/or begins collecting withholding and other taxes on interest derived by such investment, the Fund's return might be adversely affected.
Political Tension Risk: Recently there have been heightened tensions in international economic relations and rising political tensions. In particular, political tensions between the United States and China have escalated due to a series of trade, international treaty, tax, and sanctions actions taken by the United States against China, among other things, imposition of tariffs on a substantial quantity of Chinese imports; the imposition of sanctions on an expanded number of Chinese companies for their support of China's military industrial complex or alleged human rights violations; restrictions on certain outbound U.S. investments into Chinese technology sectors; enhanced reviews by CFIUS of foreign direct investments in the United States by Chinese companies; the detention by US Customs and Border Protection of products made in Xinjiang involving alleged human rights violations; and the enhancement of extensive export controls on the semiconductor industry, as well as countersanctions or countermeasures from the PRC government that have been triggered or expected to be triggered. Rising political tensions could reduce levels of trade, investments and other economic activities between the two major economies, and any escalation thereof may have a negative impact on the general, economic, political, and social conditions in China and, in turn, adversely impact a Fund's portfolio securities.
CONFLICTS OF INTEREST RISK
An investment in a Fund may be subject to a number of actual or potential conflicts of interest. For example, the Adviser or its affiliates may provide services to a Fund, such as securities lending agency services, custodial, administrative, bookkeeping, and accounting services, transfer agency and shareholder servicing, securities brokerage services, and other services for which the Fund would compensate the Adviser and/or such affiliates. A Fund may invest in other pooled investment vehicles sponsored, managed, or otherwise affiliated with the Adviser. There is no assurance that the rates at which a Fund pays fees or expenses to the Adviser or its affiliates, or the terms on which it enters into transactions with the Adviser or its affiliates, will be the most favorable available in the market generally or as favorable as the rates the Adviser makes available to other clients. Because of its financial interest, the Adviser may have an incentive to enter into transactions or arrangements on behalf of a Fund with itself or its affiliates in circumstances where it might not have done so in the absence of that interest.
CONTINUOUS OFFERING
The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to Shares of a Fund are reminded that under Securities Act Rule 153, a prospectus-delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that a Fund's Prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.
32

SSGA FM or its affiliates (the “Selling Shareholder”) may purchase Creation Units through a broker-dealer to “seed” (in whole or in part) Funds as they are launched, or may purchase shares from broker-dealers or other investors that have previously provided “seed” for a Fund when they were launched or otherwise in secondary market transactions, and because the Selling Shareholder may be deemed an affiliate of such Funds, the Shares are being registered to permit the resale of these shares from time to time after purchase. The Funds will not receive any of the proceeds from the resale by the Selling Shareholders of these Shares.
The Selling Shareholder intends to sell all or a portion of the Shares owned by it and offered hereby from time to time directly or through one or more broker-dealers, and may also hedge such positions. The Shares may be sold on any national securities exchange on which the Shares may be listed or quoted at the time of sale, in the OTC market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve cross or block transactions.
The Selling Shareholder may also loan or pledge Shares to broker-dealers that in turn may sell such Shares, to the extent permitted by applicable law. The Selling Shareholder may also enter into options or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of Shares, which Shares such broker-dealer or other financial institution may resell.
The Selling Shareholder and any broker-dealer or agents participating in the distribution of Shares may be deemed to be “underwriters” within the meaning of Section 2(a)(11) of the Securities Act in connection with such sales. In such event, any commissions paid to any such broker-dealer or agent and any profit on the resale of the Shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. The Selling Shareholder who may be deemed an “underwriter” within the meaning of Section 2(a)(11) of the Securities Act will be subject to the applicable prospectus delivery requirements of the Securities Act.
COUNTERPARTY RISK
Counterparty risk with respect to derivatives has been and may continue to be affected by new rules and regulations affecting the derivatives market. Some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted, what effect the insolvency proceeding would have on any recovery by a Fund, and what impact an insolvency of a clearing house would have on the financial system more generally.
FUTURES AND OPTIONS TRANSACTIONS
There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it has sold.
Each Fund will minimize the risk that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.
The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts, when available, in this manner. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. A Fund, however, may utilize futures and options contracts in a manner designed to limit its risk exposure to that which is comparable to what it would have incurred through direct investment in securities.
33

Utilization of futures transactions by a Fund involves the risk of imperfect or even negative correlation to its benchmark Index if the index underlying the futures contracts differs from the benchmark Index or if the futures contracts do not track the benchmark Index as expected. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option.
Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The “daily price fluctuation limit” or “daily limit” establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, generally no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.
RISKS OF SWAP AGREEMENTS
Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor.
The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.
The absence of a regulated execution facility or contract market and lack of liquidity for swap transactions has led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Under recently adopted rules and regulations, transactions in some types of swaps are required to be centrally cleared. In a cleared derivatives transaction, a Fund's counterparty to the transaction is a central derivatives clearing organization, or clearing house, rather than a bank or broker. Because the Funds are not members of a clearing house, and only members of a clearing house can participate directly in the clearing house, each Fund holds cleared derivatives through accounts at clearing members. In cleared derivatives transactions, a Fund will make payments (including margin payments) to and receive payments from a clearing house through its accounts at clearing members. Clearing members guarantee performance of their clients' obligations to the clearing house. Centrally cleared derivative arrangements may be less favorable to a Fund than bilateral (non-cleared) arrangements. For example, a Fund may be required to provide greater amounts of margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to bilateral derivatives transactions, in some cases following a period of notice to a Fund, a clearing member generally can require termination of existing cleared derivatives transactions at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate transactions at any time in accordance with their rules. A Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or which SSGA FM expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund's behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and loss of hedging protection. In addition, the documentation governing the relationship between a Fund and clearing members is drafted by the clearing members and generally is less favorable to the Fund than typical bilateral derivatives documentation.
These clearing rules and other new rules and regulations could, among other things, restrict a Fund's ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations, as applicable to swaps, are relatively new and evolving, so their potential impact on a Fund and the financial system are not yet known.
34

Because they are two party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a Fund's limitation on investments in illiquid investments. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund's interest.
If a Fund uses a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.
EUROPE – RECENT EVENTS
A number of countries in Europe, including Greece, Spain, Italy, and Portugal, have substantial government debt levels. The concern over these debt levels has led to volatility in the European financial markets, which has adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe. For some countries, the ability to repay sovereign debt is in question, and default is possible, which could affect their ability to borrow in the future. Several countries have agreed to multi-year bailout loans from the European Central Bank, the IMF, and other institutions. A default or debt restructuring by any European country can adversely impact holders of that country's debt and can affect exposures to other European Union (“EU”) countries and their financial companies as well. These financial difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences.
Political, economic and regulatory uncertainties affecting the EU have impacted and may continue to impact markets in the United States and around the world. On January 31, 2020, the United Kingdom (“UK”) formally withdrew from the EU (commonly known as “Brexit”). An agreement between the UK and the EU governing their future trade relationship became effective January 1, 2021, but that agreement does not include an agreement on financial services. In June 2023, the UK and the EU entered into a memorandum of understanding establishing a framework for regulatory cooperation in financial services. Moreover, the UK government has undertaken a program of financial services law reform pursuant to which many EU financial services laws that were assimilated into UK law following Brexit are being repealed or replaced with legislation or rules made by the UK government or financial services regulators. Accordingly, uncertainty remains in certain areas as to the future relationship between the UK and the EU. Brexit has already had a significant impact on the UK, Europe, and global economies, and could continue to result in volatility and illiquidity, legal, political, economic and regulatory uncertainties and lower economic growth for these economies that could in turn have an adverse effect on the value of a Fund's investments. Any further exits from the EU, or the possibility of such exits, or the abandonment of the euro, may cause additional market disruption globally and introduce new legal and regulatory uncertainties.
MARKET TURBULENCE RESULTING FROM INFECTIOUS ILLNESS
A widespread outbreak of an infectious illness, such as COVID-19, may lead to governments and businesses world-wide taking aggressive measures, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations. As occurred in the wake of COVID-19, the spread of such an illness may result in the disruption of and delays in the delivery of healthcare services and processes, the cancellation of organized events and educational institutions, the disruption of production and supply chains, a decline in consumer demand for certain goods and services, and general concern and uncertainty, all of which may contribute to increased volatility in global markets. COVID-19, and other epidemics and pandemics that may arise in the future, could adversely affect the economies of many nations, the global economy, individual companies, sectors and industries, and capital markets in ways that cannot be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to limited health care resources. Political, economic and social stresses caused by infectious illness also may exacerbate other pre-existing political, social and economic risks in certain countries. The duration of such an illness and its effects are unpredictable, but the effects could be present for an extended period of time.
35

RUSSIA SANCTIONS RISK
Sanctions threatened or imposed by a number of jurisdictions, including the United States, the European Union and the United Kingdom, and other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or Russian individuals, may result in the devaluation of Russian currency, a downgrade in the country's credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or a Fund. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on a Fund. Sanctions, or the threat of new or modified sanctions, could impair the ability of a Fund to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of a Fund, even if a Fund does not have direct exposure to securities of Russian issuers. As a collective result of the imposition of sanctions, Russian government countermeasures and the impact that they have had on the trading markets for Russian securities, certain Funds have used, and may in the future use,  fair valuation procedures approved by the Fund's Board to value certain Russian securities, which could result in such securities being deemed to have a zero value.
A reduction in liquidity of certain Fund holdings as a result of sanctions and related actions may cause a Fund to experience increased premiums or discounts to its NAV and/or wider bid-ask spreads. Additionally, if it becomes impracticable or unlawful for a Fund to hold securities subject to, or otherwise affected by, sanctions, or if deemed appropriate by the Fund's investment adviser, the Fund may prohibit in-kind deposits of the affected securities in connection with creation transactions and instead require a cash deposit, which may also increase the Fund's transaction costs.
TAX RISKS
As with any investment, you should consider how your investment in Shares of a Fund will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares of a Fund.
Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when a Fund makes distributions or you sell Shares.
UNDERLYING INDICES OF THE S&P KENSHO NEW ECONOMIES COMPOSITE INDEX
The S&P Kensho New Economies Composite Index is comprised of U.S.-listed equity securities (including depositary receipts) of companies domiciled across developed and emerging markets worldwide. The Index is designed to capture companies whose products and services are driving innovation and transforming the global economy through the use of existing and emerging technologies, and rapid developments in robotics, automation, artificial intelligence, connectedness and processing power (“New Economies companies”). In particular, the Index comprises the components included in the New Economy Subsector Indexes (each, an “Underlying Index”) developed by Kensho Technologies, Inc. Each Underlying Index is comprised of securities of New Economies companies in a specific sector. As of the date of this SAI, the Underlying Indexes include S&P Kensho 3D Printing Index, S&P Kensho Advanced Transport Systems Index, S&P Kensho Alternative Finance Index, S&P Kensho Autonomous Vehicles Index, S&P Kensho Clean Energy Index, S&P Kensho Clean Power Index, S&P Kensho Cleantech Index, S&P Kensho Cyber Security Index, S&P Kensho Democratized Banking Index, S&P Kensho Digital Communities Index, S&P Kensho Distributed Ledger Index, S&P Kensho Drones Index, S&P Kensho Electric Vehicles Index, S&P Kensho Enterprise Collaboration Index, S&P Kensho Final Frontiers Index, S&P Kensho Future Communication, Index, S&P Kensho Future Payments Index, S&P Kensho Future Security Index, S&P Kensho Genetic Engineering Index, S&P Kensho Human Evolution Index, S&P Kensho Intelligent Infrastructure Index, S&P Kensho Nanotechnology Index, S&P Kensho Robotics Index, S&P Kensho Smart Borders Index, S&P Kensho Smart Buildings Index, S&P Kensho Smart Grids Index, S&P Kensho Smart Transportation Index, S&P Kensho Space Index, S&P Kensho Virtual Reality Index, and S&P Kensho Wearables Index.
36

Investment Restrictions
The Trust has adopted the following investment restrictions as fundamental policies with respect to each Fund. These restrictions cannot be changed without the approval of the holders of a majority of a Fund's outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of a Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Except with the approval of a majority of the outstanding voting securities, each Fund may not:
1.
Concentrate its investments in securities of issuers in the same industry, except as may be necessary to approximate the composition of the Fund's underlying Index;(1)
2.
Make loans to another person except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund;
3.
Issue senior securities or borrow money except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund;
4.
Invest directly in real estate unless the real estate is acquired as a result of ownership of securities or other instruments. This restriction shall not preclude the Fund from investing in companies that deal in real estate or in instruments that are backed or secured by real estate;
5.
Act as an underwriter of another issuer's securities, except to the extent the Fund may be deemed to be an underwriter within the meaning of the Securities Act in connection with the Fund's purchase and sale of portfolio securities; or
6.
Invest in commodities except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.
7.
With respect to the Municipal Bond ETFs, invest, under normal circumstances, less than 80% of its assets, plus the amount of borrowings for investment purposes, in investments the income of which is exempt from federal income tax.
(1)
The SEC Staff considers concentration to involve more than 25% of a fund's assets to be invested in an industry or group of industries. It is possible for the value of a Fund's net assets invested in an industry to exceed 25% due to factors other than an investment made by the Fund, such as fluctuations in the market value of the Fund's portfolio investments. During times when the Fund is experiencing such a passive exceedance of the 25% limit, the Fund may continue to accept orders for the purchase of Creation Units that include one or more investments in the relevant industry or cash-in-lieu of such investments (and subsequent purchase of such investments with the cash-in-lieu amount) consistent with SEC guidance and applicable law.
In addition to the investment restrictions adopted as fundamental policies as set forth above, each Fund observes the following restrictions, which may be changed by the Board without a shareholder vote. Each Fund will not:
1.
Invest in the securities of a company for the purpose of exercising management or control, provided that the Trust may vote the investment securities owned by the Fund in accordance with its views.
2.
With respect to each Fund, under normal circumstances, invest less than 80% of its net assets, plus the amount of borrowings for investment purposes, in securities comprising the index the Fund seeks to track. Prior to any change in this 80% investment policy, a Fund will provide shareholders with 60 days' notice.(2)
(2)
TBA Transactions will be included in the 80% calculation with respect to the State Street SPDR Portfolio Aggregate Bond ETF and the State Street SPDR Portfolio Mortgage Backed Bond ETF.
The Funds define the foregoing terms in accordance with the definition of such terms per the applicable Index. If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money will be observed continuously. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances cause a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitations within three days thereafter (not including Sundays and holidays).
The 1940 Act currently permits each Fund to loan up to 33 1/3% of its total assets. With respect to borrowing, the 1940 Act presently allows each Fund to: (1) borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets, (2) borrow money for temporary purposes in an amount not exceeding 5% of
37

the value of the Fund's total assets at the time of the loan, and (3) enter into reverse repurchase agreements. However, under normal circumstances any borrowings by a Fund will not exceed 10% of the Fund's total assets. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, with appropriate asset coverage. With respect to investments in commodities, the 1940 Act presently permits the Funds to invest in commodities in accordance with investment policies contained in its prospectus and SAI. Any such investment shall also comply with the CEA and the rules and regulations thereunder. The 1940 Act does not directly restrict an investment company's ability to invest in real estate, but does require that every investment company have the fundamental investment policy governing such investments. The Funds will not purchase or sell real estate, except that a Fund may invest in companies that deal in real estate (including REITs) or in instruments that are backed or secured by real estate.
Exchange Listing and Trading
A discussion of exchange listing and trading matters associated with an investment in a Fund is contained in the Prospectus under “PURCHASE AND SALE INFORMATION” and “ADDITIONAL PURCHASE AND SALE INFORMATION.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.
The Shares of each Fund are approved for listing and trading on the Exchange, subject to notice of issuance. Shares trade on the Exchange at prices that may differ to some degree from their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of a Fund will continue to be met.
The Exchange may consider the suspension of trading in, and may initiate delisting proceedings of, the Shares of a Fund under any of the following circumstances: (i) if the Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (ii) if the Fund no longer complies with the applicable listing requirements set forth in the Exchange's rules; (iii) if, following the initial twelve-month period after commencement of trading on the Exchange of the Fund, there are fewer than 50 beneficial holders of the Fund; or (iv) if such other event shall occur or condition exists which, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares from listing and trading upon termination of a Fund.
The Trust reserves the right to adjust the Share price of a Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund or an investor's equity interest in the Fund.
As in the case of other publicly traded securities, brokers' commissions on transactions will be based on negotiated commission rates at customary levels.
The base and trading currencies of each Fund is the U.S. dollar. The base currency is the currency in which a Fund's net asset value per Share is calculated and the trading currency is the currency in which Shares of the Fund are listed and traded on the Exchange.
Management of the Trust
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “MANAGEMENT.”
BOARD RESPONSIBILITIES
The management and affairs of the Trust and its series, including the Funds described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described in this SAI, under which certain companies provide essential management services to the Trust.
Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, Sub-Adviser, Distributor, Administrator, and Sub-Administrator. The Trustees are responsible for overseeing the Trust's service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. The Funds and their service providers employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for
38

one or more discrete aspects of the Trust's business (e.g., the Sub-Adviser is responsible for the day-to-day management of a Fund's portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Funds' service providers the importance of maintaining vigorous risk management.
The Trustees' role in risk oversight begins before the inception of a Fund, at which time the Fund's Adviser and, if applicable, Sub-Adviser presents the Board with information concerning the investment objectives, strategies and risks of the Fund, as well as proposed investment limitations for the Fund. Additionally, the Fund's Adviser and Sub-Adviser provide the Board with an overview of, among other things, their investment philosophies, brokerage practices and compliance infrastructures. Thereafter, the Board continues its oversight function as various personnel, including the Trust's Chief Compliance Officer, as well as personnel of the Adviser and other service providers, such as the Fund's independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which a Fund may be exposed.
The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the Adviser and Sub-Adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Investment Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, respectively, the Board meets with the Adviser and Sub-Adviser to review such services. Among other things, the Board regularly considers the Adviser's and Sub-Adviser's adherence to each Fund's investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about each Fund's investments.
The Trust's Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues. At least annually, the Trust's Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust's policies and procedures and those of its service providers, including the Adviser and the Sub-Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.
The Board receives reports from the Funds' service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Regular reports are made to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of each Fund's financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund's internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management's implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust's internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust's financial reporting and the preparation of the Trust's financial statements.
From their review of these reports and discussions with the Adviser and Sub-Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.
The Board recognizes that not all risks that may affect a Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve a Fund's goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Funds' investment management and business affairs are carried out by or through a Fund's Adviser, Sub-Adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds' and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board's ability to monitor and manage risk, as a practical matter, is subject to limitations.
39

TRUSTEES AND OFFICERS
There are eight members of the Board, seven of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“Independent Trustees”). Dwight D. Churchill, an Independent Trustee, serves as Chairman of the Board. The Board has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Board made this determination in consideration of, among other things, the fact that the Independent Trustees constitute a super-majority (87.5%) of the Board, the fact that the chairperson of each Committee of the Board is an Independent Trustee, the amount of assets under management in the Trust, and the number of funds overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from fund management.
The Board has two standing committees: the Audit Committee and Trustee Committee. The Audit Committee and Trustee Committee are each chaired by an Independent Trustee and composed of all of the Independent Trustees.
Set forth below are the names, year of birth, position with the Trust, length of term of office, and the principal occupations during the last five years and other directorships held of each of the persons currently serving as a Trustee or Officer of the Trust.
TRUSTEES
Name, Address and Year of Birth	Position(s) With Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
DWIGHT D. CHURCHILL c/o SPDR Series Trust One Congress Street Boston, MA 02114 1953	Independent Trustee, Chairman; Trustee Committee, Chairman	Term: Unlimited Served: since April 2010	Self-employed consultant since 2010.	156	Affiliated Managers Group, Inc. (Director) (2010 – 2025).
CARL G. VERBONCOEUR c/o SPDR Series Trust One Congress Street Boston, MA 02114 1952	Independent Trustee	Term: Unlimited Served: since April 2010	Self-employed consultant since 2009.	156	None.
CLARE S. RICHER c/o SPDR Series Trust One Congress Street Boston, MA 02114 1958	Independent Trustee	Term: Unlimited Served: since July 2018	Retired.	156
Principal Financial
Group (Director and
Financial Committee
Chair) (2020 – present);
Bain Capital Specialty
Finance (Director) (2019
– present); Bain Capital
Private Credit (Director)
(2022 – present);
University of Notre
Dame (Trustee) (2015 –
present).

SANDRA G. SPONEM c/o SPDR Series Trust One Congress Street Boston, MA 02114 1958	Independent Trustee, Audit Committee Chair	Term: Unlimited Served: since July 2018	Retired.	156
Rydex Series Funds (51
portfolios), Rydex
Dynamic Funds (8
portfolios) and Rydex
Variable Trust (48
portfolios) (Trustee)
(2016 – present);
Guggenheim Strategy
Funds Trust (3
portfolios), Guggenheim
Funds Trust (8
portfolios), Guggenheim
Taxable Municipal Bond
& Investment Grade
Debt Trust, Guggenheim
Strategic Opportunities

40

Name, Address and Year of Birth	Position(s) With Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years

Fund and Guggenheim
Variable Funds Trust (14
portfolios) (Trustee)
(2019 – present);
Guggenheim Active
Allocation Fund
(Trustee) (2021 –
present); Fiduciary/
Claymore Energy
Infrastructure Fund
(Trustee) (2019 – 2022);
Guggenheim Enhanced
Equity Income Fund and
Guggenheim Credit
Allocation Fund
(Trustee) (2019 – 2021);
Guggenheim Energy &
Income Fund (Trustee)
(2015 – 2023); and
Transparent Value Trust
(Trustee) (2019 – 2025).

CAROLYN M. CLANCY c/o SPDR Series Trust One Congress Street Boston, MA 02114 1960	Independent Trustee	Term Unlimited Served: since October 2022	Retired. Executive Vice President, Head of Strategy, Analytics and Market Readiness, Fidelity Investments (April 2020 – June 2021).	156	Assumption University (Trustee) (2011 – 2021) and (2023 – present); The Cape Cod Foundation (Director) (2024 – present); Big Sister Association of Greater Boston (Director) (2016 – 2023).
KRISTI L. ROWSELL c/o SPDR Series Trust One Congress Street Boston, MA 02114 1966	Independent Trustee	Term Unlimited Served: since October 2022	Retired.	156
Harris Oakmark ETF
Trust (3 portfolios)
(Trustee) 2024 –
present); Harris
Associates Investment
Trust (8 portfolios)
(Trustee) (2010 –
present); Board of
Governors, Investment
Company Institute
(Member) (2018 –
present); Finance
Committee (Chair),
Habitat for Humanity
Chicago (2022 –
present); Habitat for
Humanity Chicago
(Director) (2015 – 2023).

JAMES E. ROSS* c/o SPDR Series Trust One Congress Street Boston, MA 02114 1965	Independent Trustee	Term: Unlimited Served: since April 2010	President, Winnisquam Capital LLC (December 2022 – present); Non-Executive Chairman, Fusion Acquisition Corp II (February 2020 – December 2023); Non-Executive Chairman, Fusion Acquisition Corp. (June 2020 – September 2021).	182	Investment Managers Series Trust (32 Portfolios) (2022 – present); The Select Sector SPDR Trust (22 portfolios) (2005 – present).
41

Name, Address and Year of Birth	Position(s) With Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
INTERESTED TRUSTEE
JEANNE LAPORTA** c/o SPDR Series Trust One Congress Street Boston, MA 02114 1965	Interested Trustee	Term Unlimited Served: since November 2024	Chair and Director, SSGA Funds Management, Inc. (October 2024 – Present); Senior Managing Director, State Street Investment Management (August 2024 – Present); Head of Global Funds Management (August 2024 – Present); Chief Administrative Officer at ClearAlpha Technologies LP (FinTech startup) (January 2021 – August 2024); Senior Managing Director at State Street Investment Management (July 2016 – 2021); Manager of State Street Global Advisors Funds Distributors, LLC (May 2017 – 2021); Director of SSGA Funds Management, Inc. (March 2020 - 2021).	241
Interested Trustee,
Select Sector SPDR
Trust (November 2024 –
present). Interested
Trustee/Director of Elfun
Diversified Fund, Elfun
Government Money
Market Fund, Elfun
Income Fund, Elfun
International Equity
Fund, Elfun Tax-Exempt
Income Fund, Elfun
Trusts, State Street
Navigator Securities
Lending Trust, SSGA
Funds, State Street
Variable Insurance
Series Funds, Inc., State
Street Master Funds,
and State Street
Institutional Investment
Trust (January 2025 –
present).

Interested Trustee, Elfun
Government Money
Market Fund, Elfun
Tax-Exempt Income
Fund, Elfun Income
Fund, Elfun Diversified
Fund, Elfun International
Equity Fund, and Elfun
Trusts (2016 – 2021).

†
For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA Funds Management, Inc. serves as investment adviser, which includes series of SPDR Series Trust, SSGA Active Trust and SPDR Index Shares Funds. For Mr. Ross, the number of portfolios in the Fund Complex also includes other series managed by SSGA Funds Management, Inc. which includes series of The Select Sector SPDR Trust. For Ms. LaPorta, the number of portfolios in the Fund Complex also includes other series managed by SSGA Funds Management, Inc. which includes series of The Select Sector SPDR Trust, Elfun Diversified Fund, Elfun Government Money Market Fund, Elfun Income Fund, Elfun International Equity Fund, Elfun Tax-Exempt Income Fund, Elfun Trusts, State Street Navigator Securities Lending Trust, SSGA Funds, State Street Variable Insurance Series Funds, Inc., State Street Master Funds, and State Street Institutional Investment Trust.
*
Mr. Ross previously served as an Interested Trustee from November 2005 to December 2009 and from April 2010 to May 2024. He became an Independent Trustee on May 16, 2024.
**
Ms. LaPorta is an Interested Trustee because of her positions with the Adviser.
42

OFFICERS
Name, Address and Year of Birth	Position(s) With Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
ANN M. CARPENTER SSGA Funds Management, Inc. One Congress Street Boston, MA 02114 1966	President and Principal Executive Officer; Deputy Treasurer	Term: Unlimited Served: since May 2023 (with respect to President and Principal Executive Officer); Term: Unlimited Served: since February 2016 (with respect to Deputy Treasurer)	Chief Operating Officer, SSGA Funds Management, Inc. (April 2005 - present)*; Managing Director, State Street Investment Management (April 2005 - present).*
BRUCE S. ROSENBERG SSGA Funds Management, Inc. One Congress Street Boston, MA 02114 1961	Treasurer and Principal Financial Officer	Term: Unlimited Served: since February 2016	Managing Director, State Street Investment Management and SSGA Funds Management, Inc. (July 2015 - present).
CHAD C. HALLETT SSGA Funds Management, Inc. One Congress Street Boston, MA 02114 1969	Deputy Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Investment Management and SSGA Funds Management, Inc. (November 2014 - present).
ANDREW J. DELORME SSGA Funds Management, Inc. One Congress Street Boston, MA 02114 1975	Chief Legal Officer	Term: Unlimited Served: since February 2024
Managing Director and Managing Counsel, State Street
Investment Management (March 2023 - present);
Counsel, K&L Gates (February 2021 - March 2023);
Vice President and Senior Counsel, State Street
Investment Management (August 2014 - February
2021).

DAVID URMAN SSGA Funds Management, Inc. One Congress Street Boston, MA 02114 1985	Secretary	Term: Unlimited Served: since August 2019	Vice President and Senior Counsel, State Street Investment Management (April 2019 - present).
DAVID BARR SSGA Funds Management, Inc. One Congress Street Boston, MA 02114 1974	Assistant Secretary	Term: Unlimited Served: since November 2020	Vice President and Senior Counsel, State Street Investment Management (October 2019 - present).
E. GERARD MAIORANA, JR. SSGA Funds Management, Inc. One Congress Street Boston, MA 02114 1971	Assistant Secretary	Term: Unlimited Served: since May 2023	Assistant Vice President, State Street Investment Management (July 2014 - present).
DARLENE ANDERSON-VASQUEZ SSGA Funds Management, Inc. One Congress Street Boston, MA 02114 1968	Deputy Treasurer	Term: Unlimited Served: since November 2016	Managing Director, State Street Investment Management and SSGA Funds Management, Inc. (May 2016 - present).
ARTHUR A. JENSEN SSGA Funds Management, Inc. 400 Atlantic Street Stamford, CT 06901 1966	Deputy Treasurer	Term: Unlimited Served: since August 2017	Vice President, State Street Investment Management and SSGA Funds Management, Inc. (July 2016 - present).
DAVID LANCASTER SSGA Funds Management, Inc. One Congress Street Boston, MA 02114 1971	Assistant Treasurer	Term: Unlimited Served: since November 2020	Vice President, State Street Investment Management and SSGA Funds Management, Inc. (July 2017 - present).*
43

Name, Address and Year of Birth	Position(s) With Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
JOHN BETTENCOURT SSGA Funds Management, Inc. One Congress Street Boston, MA 02114 1976	Assistant Treasurer	Term: Unlimited Served: since May 2022	Vice President, State Street Investment Management and SSGA Funds Management Inc. (March 2020 – present).
BRIAN HARRIS SSGA Funds Management, Inc. One Congress Street Boston, MA 02114 1973	Chief Compliance Officer; Anti-Money Laundering Officer; Code of Ethics Compliance Officer	Term: Unlimited Served: since November 2013	Managing Director, State Street Investment Management and SSGA Funds Management, Inc. (June 2013 - present); Chief Compliance Officer, SSGA Funds Management, Inc. (June 2023 – Present).*
*
Served in various capacities and/or with various affiliated entities during the noted time period.
INDIVIDUAL TRUSTEE QUALIFICATIONS
The Board has concluded that each of the Trustees should serve on the Board because of his or her ability to review and understand information about the Funds provided to him or her by management, to identify and request other information he or she may deem relevant to the performance of his or her duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise his or her business judgment in a manner that serves the best interests of each Fund's shareholders. The Board has concluded that each of the Trustees should serve as a Trustee based on his or her own experience, qualifications, attributes and skills as described below.
The Board has concluded that Mr. Churchill should serve as Trustee because of the experience he gained serving as the Head of the Fixed Income Division of one of the nation's leading mutual fund companies and provider of financial services and his knowledge of the financial services industry. Mr. Churchill was elected to serve as Trustee of the Trust in April 2010.
The Board has concluded that Mr. Verboncoeur should serve as Trustee because of the experience he gained serving as the Chief Executive Officer of a large financial services and investment management company, his knowledge of the financial services industry and his experience serving on the boards of other investment companies. Mr. Verboncoeur was elected to serve as Trustee of the Trust in April 2010.
The Board has concluded that Ms. Richer should serve as Trustee because of the experience she gained serving as the Chief Financial Officer of a large financial services and investment management company, her knowledge of the financial services industry and her experience serving on the board of a major educational institution. Ms. Richer was appointed to serve as Trustee of the Trust in July 2018 and elected to serve as Trustee of the Trust in October 2022.
The Board has concluded that Ms. Sponem should serve as Trustee because of the experience she gained serving as the Chief Financial Officer of a large financial services company, her knowledge of the financial services industry and her experience serving on the boards of other investment companies. Ms. Sponem was appointed to serve as Trustee of the Trust in July 2018 and elected to serve as Trustee of the Trust in October 2022.
The Board has concluded that Ms. Clancy should serve as Trustee because of the experience she gained serving as an Executive Vice President of a large financial services company, her knowledge of the financial services industry and her experience serving on the boards of a major educational institution and a charitable foundation. Ms. Clancy was elected to serve as Trustee of the Trust in October 2022.
The Board has concluded that Ms. Rowsell should serve as Trustee because of the experience she gained serving as the President and Chief Financial Officer of a large financial services company, her knowledge of the financial services industry and her experience serving on the boards of a financial services company, a leading association representing regulated investment funds and a charitable foundation. Ms. Rowsell was elected to serve as Trustee of the Trust in October 2022.
The Board has concluded that Mr. Ross should serve as Trustee because of the experience he has gained in his various roles with the Adviser, his knowledge of the financial services industry, and the experience he has gained serving as Trustee of the Trust since 2005 (Mr. Ross did not serve as Trustee from December 2009 until April 2010).
44

The Board has concluded that Ms. LaPorta should serve as Trustee because of the experience she has gained in her various roles with the Adviser and her knowledge of the financial services industry. Ms. LaPorta was appointed to serve as Trustee of the Trust in November 2024.
In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds.
REMUNERATION OF THE TRUSTEES AND OFFICERS
The Trust, SSGA Active Trust and SPDR Index Shares Funds (together with the Trust, the “Trusts”) pay, in the aggregate, each Trustee (other than Ms. LaPorta) an annual fee of $320,000 (prior to January 1, 2026, $300,000) plus $15,000 per in-person meeting attended and $5,000 (prior to January 1, 2026, $2,500) for each telephonic or video conference meeting attended.  The Chairman of the Board receives an additional annual fee of $125,000 (prior to January 1, 2026, $115,000) and the Chairman of the Audit Committee receives an additional annual fee of $45,000 (prior to January 1, 2026, $40,000). The Trusts also reimburse each Trustee (other than Ms. LaPorta) for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings and in connection with attending industry seminars and meetings. Trustee fees are allocated between the Trusts and each of their respective series in such a manner as deemed equitable, taking into consideration the relative net assets of the series. During the fiscal year ended June 30, 2026, no officer of the Trust received compensation in excess of $60,000 from the Trust. Additionally, no Trustee or officer of the Trust is entitled to any pension or retirement benefits from the Trust.
The table below shows the compensation that the Trustees received during the Trust's fiscal year ended June 30, 2026.
Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex Paid to Trustees(1)
Independent Trustees:
Dwight D. Churchill	$456,013	N/A	N/A	$547,500
Carl G. Verboncoeur	$356,035	N/A	N/A	$427,500
Clare S. Richer	$356,035	N/A	N/A	$427,500
Sandra G. Sponem	$391,442	N/A	N/A	$470,000
Carolyn M. Clancy	$356,035	N/A	N/A	$427,500
Kristi L. Rowsell	$356,035	N/A	N/A	$427,500
James E. Ross	$356,035	N/A	N/A	$427,500
Interested Trustee:
Jeanne LaPorta(2)	N/A	N/A	N/A	N/A
(1)
The Fund Complex includes SPDR Series Trust, SSGA Active Trust and SPDR Index Shares Funds.
(2)
Not compensated by the Trust due to Ms. LaPorta's positions with the Adviser.
STANDING COMMITTEES
Audit Committee: The Board has an Audit Committee consisting of all the Independent Trustees. Ms. Sponem serves as Chair. The Audit Committee meets with the Trust's independent auditors to review and approve the scope and results of their professional services; to review the procedures for evaluating the adequacy of the Trust's accounting controls; to consider the range of audit fees; and to make recommendations to the Board regarding the engagement of the Trust's independent auditors. The Audit Committee met six (6) times during the fiscal year ended June 30, 2026.
Trustee Committee: The Board has established a Trustee Committee consisting of all the Independent Trustees. Mr. Churchill serves as Chairman. The responsibilities of the Trustee Committee are to: 1) nominate Independent Trustees; 2) review on a periodic basis the governance structures and procedures of the Funds; 3) review proposed resolutions and conflicts of interest that may arise in the business of the Funds and may have an impact on the investors of the Funds; 4)
45

select any independent counsel of the Independent Trustees as well as make determinations as to that counsel's independence; 5) review matters that are referred to the Committee by the Chief Legal Officer or other counsel to the Trust; and 6) provide general oversight of the Funds on behalf of the investors of the Funds. The Trustee Committee does not have specific procedures in place with respect to the consideration of nominees recommended by security holders, but may consider such nominees in the event that one is recommended. The Trustee Committee met four (4) times during the fiscal year ended June 30, 2026.
OWNERSHIP OF FUND SHARES
As of December 31, 2025, neither the Independent Trustees nor their immediate family members owned beneficially or of record any securities in the Adviser, Sub-Adviser, Principal Underwriter or any person directly or indirectly controlling, controlled by, or under common control with the Adviser, Sub-Adviser or Principal Underwriter.
The following table shows, as of December 31, 2025, the amount of equity securities beneficially owned by the Trustees in the Trust.
Name of Trustee	Fund	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies(1)
Independent Trustees:
Dwight D. Churchill	State Street SPDR Nuveen ICE High Yield Municipal Bond ETF	Over $100,000	Over $100,000
	State Street SPDR Portfolio Intermediate Term Treasury Index ETF	Over $100,000
	State Street SPDR Portfolio Short Term Corporate Bond Index ETF	Over $100,000
	State Street SPDR S&P 500 Scored and Screened ETF	Over $100,000
Carl G. Verboncoeur	State Street SPDR S&P Kensho New Economies Composite ETF	$50,001 - $100,000	$50,001 - $100,000
Clare S. Richer	State Street SPDR Portfolio S&P 500 High Dividend ETF	$10,001 - $50,000	Over $100,000
	State Street SPDR Portfolio S&P 500 Value ETF	Over $100,000
	State Street SPDR S&P Kensho New Economies Composite ETF	Over $100,000
Sandra G. Sponem	State Street SPDR Portfolio Long Term Treasury Index ETF	$50,001 - $100,000	Over $100,000
	State Street SPDR Portfolio Nasdaq 100 ETF	$10,001 - $50,000
	State Street SPDR S&P Kensho New Economies Composite ETF	Over $100,000
Carolyn M. Clancy	State Street SPDR Portfolio S&P 500 Value ETF	Over $100,000	Over $100,000
	State Street SPDR Portfolio S&P 1500 Composite Stock Market ETF	Over $100,000
	State Street SPDR Portfolio S&P 600 Small Cap ETF	Over $100,000
	State Street SPDR S&P Dividend ETF	$10,001 - $50,000
Kristi L. Rowsell	State Street SPDR Bloomberg 1-3 Month T-Bill ETF	Over $100,000	Over $100,000
	State Street SPDR Bloomberg 1-10 Year TIPS ETF	$50,001 - $100,000
James E. Ross	State Street SPDR Bloomberg 1-3 Month T-Bill ETF	$1 - $10,000	Over $100,000
	State Street SPDR Bloomberg 1-10 Year TIPS ETF	$1 - $10,000
	State Street SPDR Bloomberg Short Term High Yield Bond ETF	$1 - $10,000
	State Street SPDR Dow Jones REIT ETF	$10,001 - $50,000
	State Street SPDR Portfolio Long Term Treasury Index ETF	$1 - $10,000
	State Street SPDR Portfolio S&P 400 Mid Cap ETF	$50,001 - $100,000
	State Street SPDR S&P 400 Mid Cap Growth ETF	$50,001 - $100,000
	State Street SPDR S&P 600 Small Cap Growth ETF	$50,001 - $100,000
	State Street SPDR S&P Biotech ETF	$10,001 - $50,000
	State Street SPDR S&P Dividend ETF	$50,001 - $100,000
Interested Trustee:
Jeanne LaPorta	None	None	None
(1) The family of investment companies includes series of SSGA Active Trust, SPDR Series Trust and SPDR Index Shares Funds.
CODES OF ETHICS
The Trust, the Adviser (which includes applicable reporting personnel of the Distributor) and the Sub-Adviser each have adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act, which is designed to prevent affiliated persons of the Trust, the Adviser, the Sub-Adviser and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to the Codes of Ethics). Each Code of Ethics permits personnel, subject to that Code of Ethics, to invest in securities for their personal investment accounts, subject to certain limitations, including securities that may be purchased or held by the Funds.
46

There can be no assurance that the Codes of Ethics will be effective in preventing such activities. Each Code of Ethics, filed as exhibits to this registration statement, may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC's website at https://www.sec.gov.
PROXY VOTING POLICIES
The Board has delegated the responsibility to vote proxies on securities held by the Funds to the Adviser for all Funds, subject to certain exceptions. Proxy voting for the Municipal Bond ETFs (to the extent applicable) has been delegated to the Sub-Adviser, Nuveen Asset Management, LLC (“Nuveen Asset Management”). The Board has retained authority to vote proxies for certain bank and bank holding company securities (“Bank Securities”) that may be held by one or more Funds from time to time. The Board has adopted the Institutional Shareholder Services, Inc.'s (“ISS”) benchmark proxy voting policy with respect to voting such Bank Securities' proxies. The Board has retained this authority in order to permit the Adviser to utilize exemptions from limitations arising under the Bank Holding Company Act of 1956, as amended, that might otherwise prevent the Adviser from investing a Fund's assets in Bank Securities.
Certain Funds that employ an equity index strategy (each such Fund, an “Eligible Fund” and, collectively, the “Eligible Funds”) participate in a proxy voting program (the “Program”) administered by the Adviser through which Eligible Fund shareholders identified by Broadridge Financial Solutions, Inc. (as described below) have the option of selecting an alternative, third-party proxy voting policy that the Fund will use to vote proxies on securities, including Bank Securities, corresponding to the percentage of the Eligible Fund owned by the shareholder as of the record date of the applicable shareholder meeting. The proxy voting policies made available through the Program comprise proxy voting policies maintained by ISS (each such proxy voting policy, a “Program Proxy Voting Policy”). If an Eligible Fund shareholder does not make a Program Proxy Voting Policy selection, the Eligible Fund's proxies corresponding to the percentage of such shareholder's ownership of the Eligible Fund will be voted in accordance with the Adviser's proxy voting policy, except with respect to proxies on Bank Securities, which will be voted in accordance with the ISS benchmark proxy voting policy. In an unusual case, the Adviser may override a vote that would otherwise be made pursuant to a Program Proxy Voting Policy if the Adviser determines that it is not in the best interests of the Eligible Fund and its shareholders to vote pursuant to such Program Proxy Voting Policy. This might be the case, for example, if the Adviser becomes aware that ISS is planning to vote in a way that creates material concerns related to a conflict of interest with ISS; if the Adviser believes that the voting position, if successful, might have a material impact on an Eligible Fund's ability to trade the security; if the Adviser determines that sanctions affecting a company or an individual prevent such a vote; if issuer specific documentation or market confirmation is required; or if the Adviser determines that custodial restrictions or expenses make voting in accordance with the policy inadvisable or impracticable. In the unusual event the Adviser overrides a proxy vote that would otherwise be made pursuant to a Program Proxy Voting Policy, such proxy will be voted in accordance with the Adviser's proxy voting policy, except with respect to proxies on Bank Securities, which will be voted in accordance with the ISS benchmark proxy voting policy.
The Adviser has engaged Broadridge Financial Solutions, Inc. (“Broadridge”) to periodically, but at least annually, identify beneficial owners of Eligible Fund shares held through a financial intermediary for participation in the Program. Eligible Fund shareholders that do not own their Eligible Fund shares as of the most recent date used by Broadridge for shareholder identification purposes will not be able to participate in the Program (but may be eligible to participate in the future if identified as an Eligible Fund shareholder by Broadridge at a later date). It is also possible that some Eligible Fund shareholders that own Eligible Fund shares as of the most recent date used by Broadridge for shareholder identification purposes may not be able to participate in the Program if the beneficial ownership information for their shares is not immediately available to Broadridge (e.g., where a shareholder's financial intermediary is not part of Broadridge's network of financial intermediaries that provides shareholder information to Broadridge or where a shareholder has objected to its financial intermediary releasing the shareholder's personal information to issuers for proxy voting purposes). Eligible Fund shareholders identified by Broadridge will receive a communication that will invite such shareholders to participate in the Program by selecting a Program Proxy Voting Policy on the Program's website. Shareholders should carefully read Program communications and the Program's website for more details regarding how Eligible Fund shareholders may participate in the Program, how Eligible Fund shareholders may change or cancel their Program Proxy Voting Policy selection, risk factors associated with the Program and how an Eligible Fund shareholder's selection of a specific Program Proxy Voting Policy will be implemented. Shareholders may call 1-866-787-2257 for a list of Funds that are currently participating in the Program.
47

Each of the Trust's, the Adviser's and Nuveen Asset Management's proxy voting policy, ISS' benchmark proxy voting policy, as well as each Program Proxy Voting Policy, is attached as an appendix to this SAI. Information regarding how a Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available: (1) without charge by calling 1-866-787-2257; (2) on the Funds' website at www.statestreet.com/im; and (3) on the SEC's website at https://www.sec.gov.
PROXY VOTING POLICIES—Municipal Bond ETFs
The Municipal Bond ETFs invest their assets primarily in municipal bonds and cash management securities, which typically do not issue proxies. On rare occasions a Fund may acquire, directly or through a special purpose vehicle, securities of a municipal bond issuer whose bonds the Fund already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring additional securities generally will be to seek to maximize the value of the existing holdings, prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of these activities, Nuveen Asset Management may pursue the Fund's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and/or otherwise influencing the management of the issuer. Nuveen Asset Management does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended.
In the rare event that a municipal issuer were to issue a proxy or that a Fund were to receive a proxy issued by a security, Nuveen Asset Management would vote in accordance with its proxy voting policies and procedures and guidelines. Nuveen Asset Management's proxy voting team would oversee the administration of the voting, and coordinate with State Street Investment Management with respect to reporting and other matters.
DISCLOSURE OF PORTFOLIO HOLDINGS POLICY
The Trust has adopted a policy regarding the disclosure of information about the Trust's portfolio holdings. The Board must approve all material amendments to this policy. The Funds' portfolio holdings are publicly disseminated each day a Fund is open for business through financial reporting and news services including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of a Fund. The Trust, the Adviser, the Sub-Adviser or State Street will not disseminate non-public information concerning the Trust, except information may be made available prior to its public availability: (i) to a party for a legitimate business purpose related to the day-to-day operations of the Funds, including (a) a service provider, (b) the stock exchanges upon which a Fund is listed, (c) the NSCC, (d) the Depository Trust Company, and (e) financial data/research companies such as Morningstar, Bloomberg L.P., and Reuters, or (ii) to any other party for a legitimate business or regulatory purpose, upon waiver or exception, with the consent of an applicable Trust officer.
Investment Advisory and Other Services
THE INVESTMENT ADVISER
SSGA FM acts as investment adviser to the Trust and, subject to the oversight of the Board, is responsible for the investment management of each Fund. As of June 30, 2026, the Adviser managed approximately $1.53 trillion in assets. The Adviser's principal address is One Congress Street, Boston, Massachusetts 02114. The Adviser, a Massachusetts corporation, is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company. The Adviser, along with other advisory affiliates, make up State Street Investment Management, the investment management arm of State Street Corporation.
The Adviser serves as investment adviser to each Fund pursuant to an investment advisory agreement (“Investment Advisory Agreement”) between the Trust and the Adviser. The Investment Advisory Agreement, with respect to each Fund, continues in effect for two years from its effective date, and thereafter is subject to annual approval by (1) the Board or (2) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The
48

Investment Advisory Agreement with respect to each Fund is terminable without penalty, on 60 days' notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of a Fund's outstanding voting securities. The Investment Advisory Agreement is also terminable upon 90 days' notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).
Under the Investment Advisory Agreement, the Adviser, subject to the oversight of the Board and in conformity with the stated investment policies of each Fund, manages the investment of each Fund's assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Fund. Pursuant to the Investment Advisory Agreement, the Adviser is not liable for certain liabilities, including certain liabilities arising under the federal securities laws, in the absence of (a) willful misfeasance, bad faith or gross negligence in the performance of its duties; (b) the reckless disregard of its obligations and duties; or (c) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.
Under the Advisory Agreement, the Adviser performs certain oversight and supervisory functions with respect to Nuveen Asset Management as sub-adviser to the Municipal Bond ETFs, including: (i) conduct periodic analysis and review of the performance by Nuveen Asset Management of its obligations to its funds and provide periodic reports to the Board regarding such performance; (ii) review any changes to Nuveen Asset Management's ownership, management, or personnel responsible for performing their obligations to its funds; and make appropriate reports to the Board (iii) perform periodic due diligence meetings with representatives of Nuveen Asset Management; and (iv) assist the Board and management of the Trust, as applicable, concerning the initial approval, continued retention or replacement of Nuveen Asset Management as sub-adviser to its funds.
A discussion regarding the basis for the Board's approval of the continuation of the Investment Advisory Agreement regarding the Funds is available in the Trust's Form N-CSR filing with the SEC for the period ended June 30, 2026.
For the services provided to the Funds under the Investment Advisory Agreement, each Fund pays the Adviser monthly fees based on a percentage of each Fund's average daily net assets as set forth in each Fund's Prospectus. The Adviser pays all expenses of each Fund other than the management fee, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), acquired fund fees and expenses, litigation expenses and other extraordinary expenses.
For the past three fiscal years ended June 30, the Funds paid the following amounts to the Adviser:
Fund	2026	2025	2024
State Street SPDR Bloomberg 1-10 Year TIPS ETF	$2,717,312	$2,189,556	$2,010,459
State Street SPDR Bloomberg 1-3 Month T-Bill ETF	$59,070,773	$51,044,499	$43,258,120
State Street SPDR Bloomberg 3-12 Month T-Bill ETF	$5,234,945	$4,575,849	$3,704,143
State Street SPDR Bloomberg Convertible Securities ETF	$19,720,097	$15,345,753	$15,413,536
State Street SPDR Bloomberg Emerging Markets USD Bond ETF	$535,983	$647,660	$594,283
State Street SPDR Bloomberg High Yield Bond ETF	$31,005,618	$31,273,966	$32,661,159
State Street SPDR Bloomberg Investment Grade Floating Rate ETF	$4,142,121	$3,801,085	$3,579,174
State Street SPDR Bloomberg Short Term High Yield Bond ETF	$19,904,849	$18,804,104	$16,351,083
State Street SPDR Dow Jones REIT ETF	$4,385,967	$4,497,105	$3,405,605
State Street SPDR FactSet Innovative Technology ETF	$337,080	$421,122	$477,913
State Street SPDR Global Dow ETF	$2,530,912	$1,348,599	$892,725
State Street SPDR ICE Preferred Securities ETF	$3,471,632	$3,941,820	$3,680,424
State Street SPDR MSCI USA Gender Diversity ETF	$573,511	$502,482	$439,079
State Street SPDR MSCI USA StrategicFactors ETF	$2,295,758	$2,141,194	$1,692,396
State Street SPDR Nuveen ICE High Yield Municipal Bond ETF	$9,951,183	$9,564,464	$8,009,829
State Street SPDR Nuveen ICE Municipal Bond ETF	$7,154,086	$8,067,040	$8,277,688
State Street SPDR Nuveen ICE Short Term Municipal Bond ETF	$6,936,868	$7,125,799	$7,796,194
State Street SPDR NYSE Technology ETF	$5,434,490	$3,113,410	$2,332,693
State Street SPDR Portfolio Aggregate Bond Index ETF(1)	$2,734,933	$2,523,160	$2,199,574
State Street SPDR Portfolio Corporate Bond Index ETF	$543,965	$507,269	$335,714
State Street SPDR Portfolio High Yield Bond Index ETF	$5,064,283	$3,342,574	$1,627,211
State Street SPDR Portfolio Intermediate Term Corporate Bond Index ETF	$4,326,103	$3,772,732	$2,966,809
State Street SPDR Portfolio Intermediate Term Treasury Index ETF	$2,866,327	$2,156,029	$1,516,440
State Street SPDR Portfolio Long Term Corporate Bond Index ETF	$454,295	$410,523	$295,752
49

Fund	2026	2025	2024
State Street SPDR Portfolio Long Term Treasury Index ETF	$3,324,806	$3,297,454	$2,587,954
State Street SPDR Portfolio Mortgage Backed Bond Index ETF(2)	$2,651,104	$2,267,108	$1,882,747
State Street SPDR Portfolio Nasdaq 100 ETF(3)	$201	N/A	N/A
State Street SPDR Portfolio S&P 1500 Composite Stock Market ETF	$3,581,591	$2,837,305	$2,222,943
State Street SPDR Portfolio S&P 400 Mid Cap ETF	$4,626,213	$3,550,055	$2,568,517
State Street SPDR Portfolio S&P 500 Growth ETF	$17,905,240	$12,800,158	$8,754,713
State Street SPDR Portfolio S&P 500 High Dividend ETF	$5,087,534	$4,684,710	$4,585,376
State Street SPDR Portfolio S&P 500 Value ETF	$12,499,470	$9,859,223	$7,540,099
State Street SPDR Portfolio S&P 600 Small Cap ETF	$4,091,231	$3,477,907	$2,878,149
State Street SPDR Portfolio S&P Sector Neutral Dividend ETF(4)	$5,676	$4,190	$1,711
State Street SPDR Portfolio Short Term Corporate Bond Index ETF	$3,546,109	$3,227,496	$2,977,377
State Street SPDR Portfolio Short Term Treasury Index ETF	$1,755,421	$1,681,619	$1,741,950
State Street SPDR Portfolio TIPS Index ETF	$1,186,031	$1,112,590	$1,690,002
State Street SPDR Portfolio Treasury Index ETF(5)	$46,046	$19,561	$812
State Street SPDR Portfolio Ultra Short T-Bill Index ETF(6)	$4,327	N/A	N/A
State Street SPDR Russell 1000 Low Volatility Focus ETF	$1,088,546	$1,263,714	$1,184,449
State Street SPDR Russell 1000 Momentum Focus ETF	$122,967	$205,277	$301,520
State Street SPDR Russell 1000 Yield Focus ETF	$1,685,487	$1,657,681	$1,530,619
State Street SPDR S&P 1500 Momentum Tilt ETF	$191,020	$158,893	$108,290
State Street SPDR S&P 1500 Value Tilt ETF	$707,652	$488,369	$349,303
State Street SPDR S&P 400 Mid Cap Growth ETF	$3,781,844	$3,900,602	$3,446,071
State Street SPDR S&P 400 Mid Cap Value ETF	$3,720,215	$4,010,742	$3,592,109
State Street SPDR S&P 500 Fossil Fuel Reserves Free ETF	$4,892,669	$3,984,285	$3,061,650
State Street SPDR S&P 500 Scored and Screened ETF	$1,091,328	$1,511,104	$1,069,556
State Street SPDR S&P 600 Small Cap Growth ETF	$5,835,799	$5,218,666	$4,337,627
State Street SPDR S&P 600 Small Cap Value ETF	$6,299,411	$5,818,425	$5,688,497
State Street SPDR S&P Aerospace & Defense ETF	$18,005,700	$9,221,156	$6,460,002
State Street SPDR S&P Bank ETF	$5,073,865	$6,982,285	$5,114,191
State Street SPDR S&P Biotech ETF	$25,315,156	$22,351,057	$22,791,014
State Street SPDR S&P Capital Markets ETF	$1,824,138	$1,709,400	$908,151
State Street SPDR S&P Dividend ETF	$72,124,308	$71,519,659	$72,006,698
State Street SPDR S&P Health Care Equipment ETF	$509,500	$717,184	$1,229,454
State Street SPDR S&P Health Care Services ETF	$308,817	$287,672	$325,906
State Street SPDR S&P Homebuilders ETF	$5,795,057	$6,382,493	$5,515,363
State Street SPDR S&P Insurance ETF	$2,108,755	$3,229,707	$2,317,080
State Street SPDR S&P Kensho Final Frontiers ETF	$350,510	$84,062	$74,383
State Street SPDR S&P Kensho Future Security ETF	$470,267	$332,112	$188,413
State Street SPDR S&P Kensho Grid Innovation ETF	$872,143	$676,417	$1,090,028
State Street SPDR S&P Kensho Intelligent Structures ETF	$39,599	$47,107	$85,757
State Street SPDR S&P Kensho New Economies Composite ETF	$5,083,697	$4,146,367	$3,618,591
State Street SPDR S&P Kensho Smart Mobility ETF	$95,614	$126,999	$210,520
State Street SPDR S&P Metals & Mining ETF	$12,832,485	$5,946,222	$6,476,584
State Street SPDR S&P Oil & Gas Equipment & Services ETF	$1,149,329	$696,900	$1,194,117
State Street SPDR S&P Oil & Gas Exploration & Production ETF	$8,344,626	$8,441,027	$12,842,652
State Street SPDR S&P Pharmaceuticals ETF	$880,051	$576,137	$722,805
State Street SPDR S&P Regional Banking ETF	$13,527,893	$13,432,194	$10,212,729
State Street SPDR S&P Retail ETF	$1,545,639	$1,311,717	$1,537,607
State Street SPDR S&P Semiconductor ETF	$6,618,990	$4,559,135	$5,081,154
State Street SPDR S&P Software Services ETF	$1,503,174	$1,557,340	$1,191,270
State Street SPDR S&P Telecom ETF	$1,185,306	$415,730	$199,339
State Street SPDR S&P Transportation ETF	$695,153	$695,353	$696,412
State Street SPDR US Large Cap Low Volatility Index ETF	$1,341,604	$1,039,613	$900,789
State Street SPDR US Small Cap Low Volatility Index ETF	$255,199	$237,096	$217,757
50

(1)
For the fiscal years ended June 30, 2026, June 30, 2025 and June 30, 2024, the Adviser reimbursed the Fund in the amounts of $154,979, $100,926 and $175,966, respectively.
(2)
For the fiscal years ended June 30, 2026, June 30, 2025 and June 30, 2024, the Adviser reimbursed the Fund in the amounts of $357,899, $221,043 and $301,240, respectively.
(3)
The Fund commenced operations on June 23, 2026.
(4)
The Fund commenced operations on September 12, 2023.
(5)
The Fund commenced operations on May 22, 2024.
(6)
The Fund commenced operations on October 8, 2025.
From time to time, the Adviser may waive all or a portion of its fee. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse expenses in an amount equal to any acquired fund fees and expenses (excluding holdings in acquired funds for cash management purposes, if any) for each Fund until October 31, 2027. This waiver and/or reimbursement does not provide for the recoupment by the Adviser of any fees the Adviser previously waived. The Adviser may continue this waiver and/or reimbursement from year to year, but there is no guarantee that the Adviser will do so and the waiver and/or reimbursement may be cancelled or modified at any time after October 31, 2027. This waiver and/or reimbursement may not be terminated prior to October 31, 2027 except with the approval of the Board.
Participating Affiliates. The Adviser has entered into personnel-sharing arrangements with each of State Street Global Advisors Limited (SSGA LTD) and SSGA Singapore, each an affiliate of the Adviser. SSGA LTD is an indirect wholly-owned subsidiary of State Street Global Advisors, Inc. and SSGA Singapore is a direct wholly-owned subsidiary of State Street Global Advisors, Inc., which is a wholly-owned subsidiary of State Street Corporation. Pursuant to the personnel-sharing arrangements, certain employees of SSGA LTD and SSGA Singapore, as “participating affiliates,” serve as “associated persons” of the Adviser, and, in this capacity, are subject to the oversight of the Adviser and its Chief Compliance Officer. These associated persons may, on behalf of the Adviser, provide discretionary investment management services (including portfolio management and trading services), research and related services to the State Street SPDR Bloomberg Emerging Markets USD Bond ETF in accordance with the investment objectives, policies and limitations set forth in the prospectus and SAI. Unlike the Adviser, neither SSGA LTD nor SSGA Singapore is registered as an investment adviser with the SEC. Each personnel-sharing arrangement is based on no-action letters of the staff of the SEC that permit SEC-registered investment advisers to rely on and use the resources of advisory affiliates, subject to certain conditions. Prior to March 31, 2023, SSGA LTD was a registered investment adviser with the SEC, and provided investment sub-advisory services to the State Street SPDR Bloomberg Emerging Markets USD Bond ETF. As of June 30, 2026, SSGA LTD managed approximately $732.84 billion in assets. SSGA LTD's principal business address is 20 Churchill Place, Canary Wharf, London E14 5HJ, United Kingdom. As of June 30, 2026, SSGA Singapore managed approximately $28.12 billion in assets. SSGA Singapore's principal business address is 168 Robinson Road, #33-01 Capital Tower, Singapore 068912.
Pursuant to the Advisory Agreement between the Funds and the Adviser, the Adviser is authorized to engage one or more sub-advisers for the performance of any of the services contemplated to be rendered by the Adviser. The Adviser has engaged the following sub-adviser.
On behalf of the State Street SPDR MSCI USA Gender Diversity ETF (the “Gender Diversity ETF”), the Adviser and certain of its affiliates intend to make contributions to a charitable organization, which is tax-exempt under section 501(c)(3) of the Internal Revenue Code, developed to provide financial support to third party charitable organizations which seek to enhance gender equity through educational efforts.
Charitable contributions from the Adviser and certain of its affiliates will be benchmarked to the assets under management of the Gender Diversity ETF. The charitable organization will seek to make donations to identified charitable organizations that support continuing educational efforts designed to mitigate gender inequality in corporate America, and will aim to engage with other organizations in an effort to increase the amount of philanthropic dollars available for such initiatives.
The charitable organization will not participate in, or have any influence on the day-to-day operations of, the Gender Diversity ETF or the Adviser's management of the Gender Diversity ETF. These contributions are made annually, based on the Fund's average assets during the calendar year, with the Adviser maintaining the option to increase the contribution in its sole discretion. The total amount of contributions made to such charitable organization for the calendar year ended December 31, 2025 was $50,000.
51

INVESTMENT SUB-ADVISER—Municipal Bond ETFs
The Adviser has retained Nuveen Asset Management as sub-adviser, to be responsible for the day-to-day management of the Municipal Bond ETFs' investments, subject to supervision of the Adviser and oversight by the Board. The Adviser provides administrative, compliance and general management services to the Municipal Bond ETFs. Nuveen Asset Management offers advisory and investment management services to a broad range of mutual fund clients and has extensive experience in managing municipal securities. As of June 30, 2026, Nuveen Asset Management managed approximately $320.20 billion in assets. Nuveen Asset Management's principal business address is 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Asset Management is a subsidiary of Nuveen Fund Advisors, LLC, which is a subsidiary of Nuveen, LLC.
Nuveen LLC is the asset management division of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a leading financial services provider that provides a wide range of financial solutions, including investing, advice and education, and retirement services. TIAA was originally founded in 1918 by the Carnegie Foundation for the Advancement of Teaching.
In accordance with the Sub-Advisory Agreement between the Adviser and Nuveen Asset Management, the Adviser pays Nuveen Asset Management an annual investment sub-advisory fee equal to a portion of the average daily net assets of the Municipal Bond ETFs to the Adviser after deducting the payments to fund service providers and fund expenses. For the past three fiscal years ended June 30, the Adviser paid the following amounts to Nuveen Asset Management for its services:
Fund	2026	2025	2024
State Street SPDR Nuveen ICE High Yield Municipal Bond ETF	$3,927,512	$3,694,149	$3,156,951
State Street SPDR Nuveen ICE Municipal Bond ETF	$2,684,921	$3,029,504	$3,169,735
State Street SPDR Nuveen ICE Short Term Municipal Bond ETF	$2,582,240	$2,616,917	$2,991,731
A discussion regarding the basis for the Board's approval of the Sub-Advisory Agreement is available in the Trust's Form N-CSR filing with the SEC for the period ended June 30, 2026.
PORTFOLIO MANAGERS
The Adviser manages the Funds and Nuveen Asset Management manages the Municipal Bond ETFs using a team of investment professionals. The professionals primarily responsible for the day-to-day portfolio management of each Fund are:
Portfolio Management Team	Fund
Karl Schneider, Juan Acevedo and Michael Finocchi	State Street SPDR S&P 400 Mid Cap Growth ETF
Karl Schneider, Juan Acevedo and Raymond Donofrio	State Street SPDR S&P 400 Mid Cap Value ETF
Karl Schneider, David Chin and Emiliano Rabinovich	State Street SPDR S&P 600 Small Cap Growth ETF State Street SPDR S&P 600 Small Cap Value ETF
Karl Schneider, Raymond Donofrio and Emiliano Rabinovich	State Street SPDR S&P Biotech ETF State Street SPDR S&P Health Care Services ETF State Street SPDR S&P Insurance ETF State Street SPDR S&P Metals & Mining ETF
Karl Schneider, Raymond Donofrio and Amy Cheng	State Street SPDR S&P Homebuilders ETF
Karl Schneider, Michael Finocchi and Emiliano Rabinovich	State Street SPDR FactSet Innovative Technology ETF
Karl Schneider, Ted Janowsky and Emiliano Rabinovich	State Street SPDR S&P Telecom ETF State Street SPDR S&P Transportation ETF
Karl Schneider, Lisa Hobart and Emiliano Rabinovich	State Street SPDR Dow Jones REIT ETF
Karl Schneider, Ted Janowsky and Emiliano Rabinovich	State Street SPDR S&P Retail ETF
Karl Schneider, Ted Janowsky and Kala O'Donnell	State Street SPDR S&P Bank ETF
52

Portfolio Management Team	Fund
Karl Schneider, Thomas Coleman and Xianhang Wu	State Street SPDR S&P Software & Services ETF State Street SPDR S&P Oil & Gas Equipment & Services ETF
Karl Schneider, Mark Krivitsky and Emiliano Rabinovich	State Street SPDR Portfolio S&P 400 Mid Cap ETF State Street SPDR Portfolio S&P 500 Value ETF State Street SPDR Portfolio S&P 500 Growth ETF
Emiliano Rabinovich, Juan Acevedo and Ted Janowsky	State Street SPDR Portfolio S&P Sector Neutral Dividend ETF
Karl Schneider, Emiliano Rabinovich and Thomas Coleman	State Street SPDR Portfolio Nasdaq 100 ETF
Amy Cheng, Kathleen Morgan and Amy Scofield	State Street SPDR MSCI USA Gender Diversity ETF
Emiliano Rabinovich, Karl Schneider and Olga Winner	State Street SPDR S&P 500 Scored and Screened ETF
Karl Schneider, Juan Acevedo and Emiliano Rabinovich	State Street SPDR US Large Cap Low Volatility Index ETF
Karl Schneider, John Law and Emiliano Rabinovich
State Street SPDR MSCI USA StrategicFactors ETF
State Street SPDR Portfolio S&P 500 High Dividend ETF
State Street SPDR Russell 1000 Yield Focus ETF
State Street SPDR S&P 1500 Momentum Tilt ETF
State Street SPDR S&P 1500 Value Tilt ETF
State Street SPDR S&P 500 Fossil Fuel Reserves Free
ETF

Karl Schneider, John Law and Emiliano Rabinovich	State Street SPDR US Small Cap Low Volatility Index ETF
Karl Schneider, Kathleen Morgan and Emiliano Rabinovich	State Street SPDR Global Dow ETF State Street SPDR NYSE Technology ETF State Street SPDR Portfolio S&P 1500 Composite Stock Market ETF
Karl Schneider, Kala O'Donnell and Emiliano Rabinovich	State Street SPDR S&P Health Care Equipment ETF State Street SPDR S&P Capital Markets ETF State Street SPDR S&P Regional Banking ETF State Street SPDR S&P Semiconductor ETF
Karl Schneider and Emiliano Rabinovich	State Street SPDR Russell 1000 Low Volatility Focus ETF State Street SPDR Russell 1000 Momentum Focus ETF State Street SPDR S&P Dividend ETF
Karl Schneider, Keith Richardson and Emiliano Rabinovich	State Street SPDR S&P Aerospace & Defense ETF State Street SPDR S&P Pharmaceuticals ETF
Karl Schneider, Amy Scofield and Michael Finocchi	State Street SPDR ICE Preferred Securities ETF
Karl Schneider, Olga Winner and Emiliano Rabinovich	State Street SPDR S&P Oil & Gas Exploration & Production ETF
Karl Schneider, Teddy Wong and Emiliano Rabinovich	State Street SPDR Portfolio S&P 600 Small Cap ETF
53

Portfolio Management Team	Fund
James Kramer, Joanna Madden and Cynthia Moy
State Street SPDR Bloomberg 1-3 Month T-Bill ETF
State Street SPDR Bloomberg 3-12 Month T-Bill ETF
State Street SPDR Bloomberg 1-10 Year TIPS ETF
State Street SPDR Portfolio TIPS Index ETF
State Street SPDR Portfolio Intermediate Term Treasury
Index ETF
State Street SPDR Portfolio Long Term Treasury Index
ETF
State Street SPDR Portfolio Short Term Treasury Index
ETF
State Street SPDR Portfolio Treasury Index ETF
State Street SPDR Portfolio Ultra Short T-Bill Index ETF

Marc DiCosimo, Michael Przygoda and Read Burns	State Street SPDR Portfolio Aggregate Bond Index ETF State Street SPDR Portfolio Mortgage Backed Bond Index ETF
Michael Brunell, Christopher DiStefano and Frank Miethe	State Street SPDR Bloomberg Convertible Securities ETF State Street SPDR Portfolio Corporate Bond Index ETF
Bradley Sullivan, Kyle Kelly, Ryan Mensching and Marc Cole	State Street SPDR Bloomberg High Yield Bond ETF State Street SPDR Bloomberg Short Term High Yield Bond ETF State Street SPDR Portfolio High Yield Bond Index ETF
Timothy T. Ryan and Joel H. Levy	State Street SPDR Nuveen ICE High Yield Municipal Bond ETF State Street SPDR Nuveen ICE Municipal Bond ETF
Timothy T. Ryan, Joel H. Levy and Michael P. McElduff	State Street SPDR Nuveen ICE Short Term Municipal Bond ETF
David Marchetti, Christopher DiStefano and Frank Miethe
State Street SPDR Bloomberg Investment Grade Floating
Rate ETF
State Street SPDR Portfolio Intermediate Term Corporate
Bond Index ETF
State Street SPDR Portfolio Long Term Corporate Bond
Index ETF
State Street SPDR Portfolio Short Term Corporate Bond
Index ETF

Mark Krivitsky, Kathleen Morgan and Karl Schneider	State Street SPDR S&P Kensho Grid Innovation ETF State Street SPDR S&P Kensho Smart Mobility ETF
Mark Krivitsky, Kala O'Donnell and Karl Schneider	State Street SPDR S&P Kensho Intelligent Structures ETF State Street SPDR S&P Kensho New Economies Composite ETF
Kathleen Morgan, Kala O'Donnell and Karl Schneider	State Street SPDR S&P Kensho Final Frontiers ETF State Street SPDR S&P Kensho Future Security ETF
Robert Golcher, Jennifer Taylor and Kheng Siang Ng	State Street SPDR Bloomberg Emerging Markets USD Bond ETF
All ETFs except Municipal Bond ETFs: The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for each Fund and assets under management in those accounts. None of the accounts noted below were subject to performance-based fees.
54

Other Accounts Managed as of June 30, 2026
Portfolio Manager	Registered Investment Company Accounts	Assets Managed (billions)	Other Pooled Investment Vehicle Accounts	Assets Managed (billions)	Other Accounts	Assets Managed (billions)	Total Assets Managed (billions)
Juan Acevedo	89	$1,380.57	378	$1,329.82	468	$695.80	$3,406.20
Amy Cheng	89	$1,380.57	378	$1,329.82	468	$695.80	$3,406.20
David Chin	89	$1,380.57	378	$1,329.82	468	$695.80	$3,406.20
Thomas Coleman	89	$1,380.57	378	$1,329.82	468	$695.80	$3,406.20
Raymond Donofrio	89	$1,380.57	378	$1,329.82	468	$695.80	$3,406.20
Michael Finocchi	89	$1,380.57	378	$1,329.82	468	$695.80	$3,406.20
Lisa Hobart	89	$1,380.57	378	$1,329.82	468	$695.80	$3,406.20
Ted Janowsky	89	$1,380.57	378	$1,329.82	468	$695.80	$3,406.20
Mark Krivitsky	89	$1,380.57	378	$1,329.82	468	$695.80	$3,406.20
John Law	89	$1,380.57	378	$1,329.82	468	$695.80	$3,406.20
Kathleen Morgan	89	$1,380.57	378	$1,329.82	468	$695.80	$3,406.20
Kala O'Donnell	89	$1,380.57	378	$1,329.82	468	$695.80	$3,406.20
Emiliano Rabinovich	89	$1,380.57	378	$1,329.82	468	$695.80	$3,406.20
Keith Richardson	89	$1,380.57	378	$1,329.82	468	$695.80	$3,406.20
Karl Schneider	89	$1,380.57	378	$1,329.82	468	$695.80	$3,406.20
Amy Scofield	89	$1,380.57	378	$1,329.82	468	$695.80	$3,406.20
Olga Winner	89	$1,380.57	378	$1,329.82	468	$695.80	$3,406.20
Teddy Wong	89	$1,380.57	378	$1,329.82	468	$695.80	$3,406.20
Xianhang Wu	89	$1,380.57	378	$1,329.82	468	$695.80	$3,406.20
Michael Brunell	28	$12.16	125	$261.58	156	$168.00	$441.74
Read Burns	28	$12.16	125	$261.58	156	$168.00	$441.74
Marc Cole	28	$12.16	125	$261.58	156	$168.00	$441.74
Marc DiCosimo	28	$12.16	125	$261.58	156	$168.00	$441.74
Christopher DiStefano	28	$12.16	125	$261.58	156	$168.00	$441.74
Kyle Kelly	28	$12.16	125	$261.58	156	$168.00	$441.74
James Kramer	28	$12.16	125	$261.58	156	$168.00	$441.74
Joanna Madden	28	$12.16	125	$261.58	156	$168.00	$441.74
David Marchetti	28	$12.16	125	$261.58	156	$168.00	$441.74
Ryan Mensching	28	$12.16	125	$261.58	156	$168.00	$441.74
Frank Miethe	28	$12.16	125	$261.58	156	$168.00	$441.74
Cynthia Moy	28	$12.16	125	$261.58	156	$168.00	$441.74
Michael Przygoda	28	$12.16	125	$261.58	156	$168.00	$441.74
Bradley Sullivan	28	$12.16	125	$261.58	156	$168.00	$441.74
Robert Golcher*	4	$2.35	0	$0.00	5	$2.58	$4.93
Jennifer Taylor*	2	$1.12	3	$2.54	5	$6.61	$10.27
Kheng Siang Ng**	1	$0.04	11	$7.66	25	$11.29	$18.99
*
Mr. Golcher and Ms. Taylor are part of SSGA LTD and provide portfolio management services to the State Street SPDR Bloomberg Emerging Markets USD Bond ETF through a personnel-sharing arrangement between the Adviser and SSGA LTD.
**
Mr. Ng is part of State Street Global Advisors Singapore Limited (“SSGA Singapore”) and provides portfolio management services to the State Street SPDR Bloomberg Emerging Markets USD Bond ETF through a personnel-sharing arrangement between the Adviser and SSGA Singapore.
None of the portfolio managers listed above beneficially owned Shares as of June 30, 2026, except as noted in the table below:
Portfolio Manager	Fund	Dollar Range of Trust Shares Beneficially Owned
Amy Cheng	State Street SPDR S&P Homebuilders ETF	$10,001 -$50,000
Michael Brunell	State Street SPDR Portfolio Corporate Bond Index ETF	$10,001 - $50,000
Marc DiCosimo	State Street SPDR Portfolio Aggregate Bond Index ETF	$10,001 - $50,000
Christopher DiStefano	State Street SPDR Bloomberg Convertible Securities ETF	$10,001 - $50,000
Frank Miethe	State Street SPDR Portfolio Intermediate Term Corporate Bond Index ETF	$1 - $10,000
Karl Schneider	State Street SPDR S&P Dividend ETF	$50,001 - $100,000
55

Portfolio Manager	Fund	Dollar Range of Trust Shares Beneficially Owned
Bradley Sullivan	State Street SPDR Bloomberg Short Term High Yield Bond ETF	$10,001 - $50,000
Teddy Wong	State Street SPDR Portfolio S&P 600 Small Cap ETF	$100,001-$500,000
Conflicts of Interest. A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Funds. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager's execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities.
Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of a portfolio manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally allocate to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio managers may also manage accounts whose objectives and policies differ from that of the Funds. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while a Fund maintained its position in that security.
A potential conflict may arise when the portfolio managers are responsible for accounts that have different advisory fees—the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee, as applicable. Another potential conflict may arise when the portfolio manager has a personal investment in one or more accounts that participate in transactions with other accounts. His or her personal investment(s) may create an incentive for the portfolio manager to favor one account over another. The Adviser has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation. With respect to conflicts arising from personal investments, all employees, including portfolio managers, must comply with personal trading controls established by each of the Adviser's and Trust's Code of Ethics.
Compensation. State Street Investment Management's (“State Street IM”) culture is complemented and reinforced by a total rewards strategy that is based on a pay for performance philosophy which seeks to offer a competitive pay mix of base salary, benefits, cash incentives and deferred compensation.
Salary is based on a number of factors, including external benchmarking data and market trends, and performance both at the business and individual level. State Street IM's Global Human Resources department regularly participates in compensation surveys in order to provide State Street IM with market-based compensation information that helps support individual pay decisions.
Additionally, subject to State Street and State Street IM business results, an incentive pool is allocated to State Street IM to reward its employees. The size of the incentive pool for most business units is based on the firm's overall profitability and other factors, including performance against risk-related goals. For most State Street IM investment teams, State Street IM recognizes and rewards performance by linking annual incentive decisions for investment teams to the firm's or business unit's profitability and business unit investment performance over a multi-year period.
Incentive pool funding for most active investment teams is driven in part by the post-tax investment performance of fund(s) managed by the team versus the return levels of the benchmark index(es) of the fund(s) on a one-, three- and, in some cases, five-year basis. For most active investment teams, a material portion of incentive compensation for senior staff is deferred over a four-year period into the State Street Investment Management Long-Term Incentive (“State Street Investment Management LTI”) program. For these teams, the State Street Investment Management LTI program indexes
56

the performance of these deferred awards against the post-tax investment performance of fund(s) managed by the team. This is intended to align State Street IM's investment team's compensation with client interests, both through annual incentive compensation awards and through the long-term value of deferred awards in the State Street Investment Management LTI program.
For the index equity investment team, incentive pool funding is driven in part by the post-tax 1- and 3-year tracking error of the funds managed by the team against the benchmark indexes of the funds.
The discretionary allocation of the incentive pool to the business units within State Street IM is influenced by market-based compensation data, as well as the overall performance of each business unit. Individual compensation decisions are made by the employee's manager, in conjunction with the senior management of the employee's business unit. These decisions are based on the overall performance of the employee and, as mentioned above, on the performance of the firm and business unit. Depending on the job level, a portion of the annual incentive may be awarded in deferred compensation, which may include cash and/or Deferred Stock Awards (State Street stock), which typically vest over a four-year period. This helps to retain staff and further aligns State Street IM employees' interests with State Street IM clients' and shareholders' long-term interests.
State Street IM recognizes and rewards outstanding performance by:
•Promoting employee ownership to connect employees directly to the company's success.
•Using rewards to reinforce mission, vision, values and business strategy.
•Seeking to recognize and preserve the firm's unique culture and team orientation.
•Providing all employees the opportunity to share in the success of State Street IM.
Municipal Bond ETFs: The following table lists the number and types of other accounts managed by each of the key professionals primarily involved in the day-to-day portfolio management for each Municipal Bond ETF and assets under management in those accounts. None of the accounts noted below were subject to performance-based fees.
Other Accounts Managed as of June 30, 2026:
Portfolio Manager	Registered Investment Company Accounts	Assets Managed (billions)	Other Pooled Investment Vehicle Accounts	Assets Managed (billions)	Other Accounts	Assets Managed (billions)	Total Assets Managed (billions)
Joel H. Levy	4	$0.85	1	$0.27	3	$23.24	$24.36
Timothy T. Ryan	9	$13.41	1	$0.27	2	$19.95	$33.63
Michael P. McElduff	2	$0.23	0	$0	0	$0	$0.23
The portfolio managers listed above did not beneficially own any interests of any Fund as of June 30, 2026.
Compensation: Portfolio managers are compensated through a combination of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.
Base salary. A portfolio manager's base salary is determined based upon an analysis of the portfolio manager's general performance, experience and market levels of base pay for such position.
Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on several variables: risk-adjusted investment performance relative to benchmark, ranking versus peer group generally measured over the most recent one, three and five year periods (unless the portfolio manager's tenure is shorter), and management and peer reviews. The amount of the cash bonus pool available for such awards is also subject to the overall performance of Nuveen LLC and the portion of the resulting pool allocated to the portfolio manager's line of business or function.
Long-term performance award. A portfolio manager is eligible to receive a long-term performance award. The amount of the award when granted is based on the same factors used in determining the cash bonus. A portion of the long-term performance award may be allocated to a subplan intended to align portfolio manager compensation to the performance of the fund(s) managed by such portfolio manager, with the value of such allocation based on the most recent annual valuation(s) of the relevant fund(s) preceding payment. Nuveen LLC reviews such fund-linked allocations annually to seek to ensure that portfolio managers are not incentivized to take undue risks with the funds they manage.
Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management (and certain affiliates), which vest over time and entitle their holders to a percentage of the firms' annual profits. Profits interests are allocated to each portfolio manager based on such person's overall contribution to the firms.
57

Material Conflicts of Interest: Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.
The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.
With respect to many of its clients' accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.
Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.
Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
THE ADMINISTRATOR, SUB-ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT
Administrator: SSGA FM serves as the administrator to each series of the Trust, pursuant to an Administration Agreement dated June 1, 2015 (the “SSGA FM Administration Agreement”). Pursuant to the SSGA FM Administration Agreement, SSGA FM is obligated to continuously provide business management services to the Trust and its series and will generally, subject to the general oversight of the Trustees and except as otherwise provided in the SSGA FM Administration Agreement, manage all of the business and affairs of the Trust.
Sub-Administrator, Custodian and Transfer Agent: State Street serves as the sub-administrator to each series of the Trust, pursuant to a Sub-Administration Agreement dated June 1, 2015 (the “Sub-Administration Agreement”). Under the Sub-Administration Agreement, State Street is obligated to provide certain sub-administrative services to the Trust and its series. State Street is a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company, and is affiliated with the Adviser. State Street's mailing address is One Congress Street, Boston, Massachusetts 02114.
State Street also serves as Custodian for the Trust's series pursuant to a custodian agreement (“Custodian Agreement”). As Custodian, State Street holds Fund assets, calculates the net asset value of the Shares and calculates net income and realized capital gains or losses. State Street and the Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.
State Street also serves as Transfer Agent for each series of the Trust pursuant to a transfer agency agreement (“Transfer Agency Agreement”).
Compensation: As compensation for its services provided under the SSGA FM Administration Agreement, SSGA FM shall receive fees for the services, calculated based on the average aggregate net assets of the Trust and SIS, which are accrued daily and paid monthly out of its management fee.
As compensation for its services under the Sub-Administration Agreement, Custodian Agreement and Transfer Agency Agreement, State Street shall receive a fee for the services, calculated based on the average aggregate net assets of the Trust and SIS, which are accrued daily and paid monthly by the Adviser from its management fee. For each series of the Trust and SIS, an annual minimum fee applies. In addition, State Street shall receive global safekeeping and transaction
58

fees, which are calculated on a per-country basis, in-kind creation (purchase) and redemption transaction fees (as described below) and revenue on certain cash balances. State Street may be reimbursed for its out-of-pocket expenses. The Investment Advisory Agreement provides that the Adviser will pay certain operating expenses of the Trust, including the fees due to State Street under the Custodian Agreement and the Transfer Agency Agreement.
Additional Sub-Administration Services: Also under the Sub-Administration Agreement, State Street receives: (i) an annual per Fund fee for certain services required in the preparation (including preparing a schedule of quarterly portfolio investments) and filing of Form N-PORT and Form N-CEN with the SEC (“N-PORT Related Services”); (ii) an annual per Fund fee for services regarding certain liquidity analytics (“Liquidity Risk Measurement Services”) under the Sub-Administration Agreement; and (iii) an annual per Fund fee for certain services related to the preparation of tailored shareholder reports (“Tailored Shareholder Report Services”). N-PORT Related Services, Liquidity Risk Measurement Services, and Tailored Shareholder Report Services fees are paid by the Adviser from its management fee.
SECURITIES LENDING ACTIVITIES
The Trust's Board has approved each Fund's participation in a securities lending program. Under the securities lending program, each Fund has retained State Street to serve as the securities lending agent.
For the fiscal year ended June 30, 2026, certain Funds earned income by participating in the securities lending program. That income, as well as the fees and/or compensation paid by such Funds (in dollars) pursuant to the Master Amended and Restated Securities Lending Authorization Agreement among SPDR Series Trust, SPDR Index Shares Funds and SSGA Active Trust, each on behalf of its respective series, and State Street (the “Securities Lending Authorization Agreement”) were as follows:
	Gross income earned by the Fund from securities lending activities	Fees and/or compensation paid by the Funds for securities lending activities and related services						Aggregate fees and/or compensation paid by the Fund for securities lending activities and related services	Net income from securities lending activities
		Fees paid to State Street from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	Admini- strative fees not included in a revenue split	Indemnifi- cation fees not included in a revenue split	Rebate (paid to borrower)	Other fees not included in a revenue split
State Street SPDR Bloomberg 1-10 Year TIPS ETF	$107,813	$474	$1,113	$0	$0	$102,668	$0	$104,254	$3,559
State Street SPDR Bloomberg 1-3 Month T-Bill ETF	$48,819,898	$328,335	$455,535	$0	$0	$45,388,615	$0	$46,172,485	$2,647,413
State Street SPDR Bloomberg 3-12 Month T-Bill ETF	$7,126,041	$96,678	$67,619	$0	$0	$6,163,627	$0	$6,327,924	$798,117
State Street SPDR Bloomberg Convertible Securities ETF	$10,277,182	$155,192	$97,572	$0	$0	$8,785,209	$0	$9,037,973	$1,239,209
59

	Gross income earned by the Fund from securities lending activities	Fees and/or compensation paid by the Funds for securities lending activities and related services						Aggregate fees and/or compensation paid by the Fund for securities lending activities and related services	Net income from securities lending activities
		Fees paid to State Street from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	Admini- strative fees not included in a revenue split	Indemnifi- cation fees not included in a revenue split	Rebate (paid to borrower)	Other fees not included in a revenue split
State Street SPDR Bloomberg Emerging Markets USD Bond ETF	$307,235	$2,616	$2,881	$0	$0	$280,845	$0	$286,342	$20,894
State Street SPDR Bloomberg High Yield Bond ETF	$22,238,538	$639,975	$204,543	$0	$0	$16,410,374	$0	$17,254,892	$4,983,645
State Street SPDR Bloomberg Investment Grade Floating Rate ETF	$3,190,482	$23,733	$30,078	$0	$0	$2,950,002	$0	$3,003,813	$186,669
State Street SPDR Bloomberg Short Term High Yield Bond ETF	$15,070,606	$558,811	$132,069	$0	$0	$10,020,483	$0	$10,711,363	$4,359,242
State Street SPDR Dow Jones REIT ETF	$698,295	$8,187	$6,456	$0	$0	$620,522	$0	$635,164	$63,131
State Street SPDR FactSet Innovative Technology ETF	$244,666	$2,103	$2,319	$0	$0	$224,034	$0	$228,456	$16,210
State Street SPDR Global Dow ETF	$673,902	$28,955	$4,953	$0	$0	$410,391	$0	$444,299	$229,603
State Street SPDR ICE Preferred Securities ETF	$1,520,168	$91,518	$11,867	$0	$0	$721,580	$0	$824,966	$695,202
State Street SPDR MSCI USA Gender Diversity ETF	$5,774	$43	$56	$0	$0	$5,370	$0	$5,469	$305
60

	Gross income earned by the Fund from securities lending activities	Fees and/or compensation paid by the Funds for securities lending activities and related services						Aggregate fees and/or compensation paid by the Fund for securities lending activities and related services	Net income from securities lending activities
		Fees paid to State Street from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	Admini- strative fees not included in a revenue split	Indemnifi- cation fees not included in a revenue split	Rebate (paid to borrower)	Other fees not included in a revenue split
State Street SPDR NYSE Technology ETF	$753,381	$11,097	$6,517	$0	$0	$645,796	$0	$663,410	$89,972
State Street SPDR Portfolio Aggregate Bond Index ETF	$9,421,979	$137,909	$85,520	$0	$0	$8,164,875	$0	$8,388,305	$1,033,675
State Street SPDR Portfolio Corporate Bond Index ETF	$4,448,840	$52,854	$41,810	$0	$0	$3,955,873	$0	$4,050,537	$398,303
State Street SPDR Portfolio High Yield Bond Index ETF	$26,271,304	$870,716	$237,079	$0	$0	$18,318,756	$0	$19,426,551	$6,844,753
State Street SPDR Portfolio Intermediate Term Corporate Bond Index ETF	$30,419,583	$351,766	$285,169	$0	$0	$27,136,608	$0	$27,773,542	$2,646,041
State Street SPDR Portfolio Intermediate Term Treasury Index ETF	$1,997,331	$118,402	$9,763	$0	$0	$957,207	$0	$1,085,372	$911,959
State Street SPDR Portfolio Long Term Corporate Bond Index ETF	$2,150,430	$22,183	$20,532	$0	$0	$1,941,746	$0	$1,984,461	$165,969
61

	Gross income earned by the Fund from securities lending activities	Fees and/or compensation paid by the Funds for securities lending activities and related services						Aggregate fees and/or compensation paid by the Fund for securities lending activities and related services	Net income from securities lending activities
		Fees paid to State Street from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	Admini- strative fees not included in a revenue split	Indemnifi- cation fees not included in a revenue split	Rebate (paid to borrower)	Other fees not included in a revenue split
State Street SPDR Portfolio Long Term Treasury Index ETF	$1,487,379	$31,421	$13,637	$0	$0	$1,222,790	$0	$1,267,848	$219,531
State Street SPDR Portfolio S&P 1500 Composite Stock Market ETF	$3,591,993	$47,837	$32,841	$0	$0	$3,144,532	$0	$3,225,210	$366,783
State Street SPDR Portfolio S&P 400 Mid Cap ETF	$27,279,880	$368,854	$248,530	$0	$0	$23,845,705	$0	$24,463,089	$2,816,791
State Street SPDR Portfolio S&P 500 ETF	$11,616,779	$91,333	$112,103	$0	$0	$10,708,292	$0	$10,911,728	$705,052
State Street SPDR Portfolio S&P 500 Growth ETF	$2,458,531	$15,929	$23,191	$0	$0	$2,290,211	$0	$2,329,332	$129,199
State Street SPDR Portfolio S&P 500 High Dividend ETF	$3,351,702	$26,193	$32,527	$0	$0	$3,097,374	$0	$3,156,094	$195,607
State Street SPDR Portfolio S&P 500 Value ETF	$3,327,879	$23,534	$32,353	$0	$0	$3,095,030	$0	$3,150,916	$176,962
State Street SPDR Portfolio S&P 600 Small Cap ETF	$42,407,043	$398,426	$404,038	$0	$0	$38,500,902	$0	$39,303,366	$3,103,677
62

	Gross income earned by the Fund from securities lending activities	Fees and/or compensation paid by the Funds for securities lending activities and related services						Aggregate fees and/or compensation paid by the Fund for securities lending activities and related services	Net income from securities lending activities
		Fees paid to State Street from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	Admini- strative fees not included in a revenue split	Indemnifi- cation fees not included in a revenue split	Rebate (paid to borrower)	Other fees not included in a revenue split
State Street SPDR Portfolio Short Term Corporate Bond Index ETF	$11,026,606	$163,776	$103,384	$0	$0	$9,524,061	$0	$9,791,221	$1,235,386
State Street SPDR Portfolio Short Term Treasury Index ETF	$1,481,531	$52,816	$11,132	$0	$0	$1,033,272	$0	$1,097,220	$384,310
State Street SPDR Portfolio TIPS Index ETF	$227,163	$939	$2,297	$0	$0	$216,641	$0	$219,878	$7,286
State Street SPDR Russell 1000 Low Volatility Focus ETF	$371,120	$3,451	$3,548	$0	$0	$337,514	$0	$344,514	$26,606
State Street SPDR Russell 1000 Momentum Focus ETF	$25,706	$236	$235	$0	$0	$23,264	$0	$23,736	$1,970
State Street SPDR Russell 1000 Yield Focus ETF	$269,698	$2,815	$2,532	$0	$0	$241,858	$0	$247,205	$22,494
State Street SPDR S&P 1500 Momentum Tilt ETF	$10,890	$110	$103	$0	$0	$9,768	$0	$9,981	$910
State Street SPDR S&P 1500 Value Tilt ETF	$189,177	$1,837	$1,828	$0	$0	$171,116	$0	$174,780	$14,397
State Street SPDR S&P 400 Mid Cap Growth ETF	$4,566,215	$65,395	$41,374	$0	$0	$3,962,147	$0	$4,068,917	$497,298
63

	Gross income earned by the Fund from securities lending activities	Fees and/or compensation paid by the Funds for securities lending activities and related services						Aggregate fees and/or compensation paid by the Fund for securities lending activities and related services	Net income from securities lending activities
		Fees paid to State Street from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	Admini- strative fees not included in a revenue split	Indemnifi- cation fees not included in a revenue split	Rebate (paid to borrower)	Other fees not included in a revenue split
State Street SPDR S&P 400 Mid Cap Value ETF	$4,726,574	$60,527	$43,624	$0	$0	$4,160,395	$0	$4,264,546	$462,028
State Street SPDR S&P 500 Fossil Fuel Reserves Free ETF	$13,549	$140	$131	$0	$0	$12,239	$0	$12,511	$1,039
State Street SPDR S&P 600 Small Cap Growth ETF	$11,556,435	$146,252	$105,666	$0	$0	$10,189,488	$0	$10,441,406	$1,115,028
State Street SPDR S&P 600 Small Cap Value ETF	$13,505,662	$235,352	$117,748	$0	$0	$11,244,810	$0	$11,597,910	$1,907,752
State Street SPDR S&P Aerospace & Defense ETF	$12,839,844	$224,308	$114,947	$0	$0	$10,762,344	$0	$11,101,600	$1,738,245
State Street SPDR S&P Bank ETF	$1,278,119	$33,769	$10,837	$0	$0	$946,118	$0	$990,724	$287,395
State Street SPDR S&P Biotech ETF	$32,406,637	$1,272,943	$253,708	$0	$0	$20,860,523	$0	$22,387,175	$10,019,462
State Street SPDR S&P Capital Markets ETF	$723,943	$7,610	$6,813	$0	$0	$650,272	$0	$664,696	$59,247
State Street SPDR S&P Dividend ETF	$10,094,240	$137,183	$91,934	$0	$0	$8,810,504	$0	$9,039,620	$1,054,619
State Street SPDR S&P Health Care Equipment ETF	$569,524	$8,216	$5,191	$0	$0	$493,195	$0	$506,602	$62,922
64

	Gross income earned by the Fund from securities lending activities	Fees and/or compensation paid by the Funds for securities lending activities and related services						Aggregate fees and/or compensation paid by the Fund for securities lending activities and related services	Net income from securities lending activities
		Fees paid to State Street from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	Admini- strative fees not included in a revenue split	Indemnifi- cation fees not included in a revenue split	Rebate (paid to borrower)	Other fees not included in a revenue split
State Street SPDR S&P Health Care Services ETF	$93,089	$2,894	$764	$0	$0	$66,986	$0	$70,643	$22,446
State Street SPDR S&P Homebuilders ETF	$2,223,175	$32,518	$19,340	$0	$0	$1,904,410	$0	$1,956,269	$266,906
State Street SPDR S&P Insurance ETF	$698,788	$5,730	$6,669	$0	$0	$640,511	$0	$652,911	$45,877
State Street SPDR S&P Kensho Final Frontiers ETF	$165,343	$2,565	$1,646	$0	$0	$142,001	$0	$146,212	$19,131
State Street SPDR S&P Kensho Future Security ETF	$469,543	$27,309	$3,128	$0	$0	$223,846	$0	$254,283	$215,261
State Street SPDR S&P Kensho Grid Innovation ETF	$735,098	$28,052	$5,824	$0	$0	$470,254	$0	$504,129	$230,969
State Street SPDR S&P Kensho Intelligent Structures ETF	$24,387	$376	$225	$0	$0	$20,759	$0	$21,359	$3,028
State Street SPDR S&P Kensho New Economies Composite ETF	$14,172,950	$692,016	$96,369	$0	$0	$7,896,415	$0	$8,684,801	$5,488,149
State Street SPDR S&P Kensho Smart Mobility ETF	$195,501	$16,078	$741	$0	$0	$55,728	$0	$72,547	$122,953
65

	Gross income earned by the Fund from securities lending activities	Fees and/or compensation paid by the Funds for securities lending activities and related services						Aggregate fees and/or compensation paid by the Fund for securities lending activities and related services	Net income from securities lending activities
		Fees paid to State Street from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	Admini- strative fees not included in a revenue split	Indemnifi- cation fees not included in a revenue split	Rebate (paid to borrower)	Other fees not included in a revenue split
State Street SPDR S&P Metals & Mining ETF	$12,392,814	$306,857	$108,889	$0	$0	$9,746,824	$0	$10,162,569	$2,230,245
State Street SPDR S&P Oil & Gas Equipment & Services ETF	$1,030,864	$14,246	$9,572	$0	$0	$898,420	$0	$922,238	$108,625
State Street SPDR S&P Oil & Gas Exploration & Production ETF	$5,230,367	$134,598	$46,762	$0	$0	$4,095,574	$0	$4,276,933	$953,433
State Street SPDR S&P Pharmaceuticals ETF	$991,289	$20,889	$8,859	$0	$0	$808,829	$0	$838,577	$152,712
State Street SPDR S&P Regional Banking ETF	$4,163,140	$46,505	$39,133	$0	$0	$3,723,366	$0	$3,809,004	$354,136
State Street SPDR S&P Retail ETF	$1,254,980	$17,218	$11,617	$0	$0	$1,095,792	$0	$1,124,627	$130,353
State Street SPDR S&P Semiconductor ETF	$5,305,583	$155,656	$45,045	$0	$0	$3,876,965	$0	$4,077,666	$1,227,917
State Street SPDR S&P Software Services ETF	$1,938,756	$41,825	$16,550	$0	$0	$1,544,159	$0	$1,602,533	$336,222
State Street SPDR S&P Telecom ETF	$967,990	$20,556	$9,018	$0	$0	$787,540	$0	$817,113	$150,876
State Street SPDR S&P Transportation ETF	$761,785	$18,079	$6,727	$0	$0	$608,980	$0	$633,786	$127,999
66

	Gross income earned by the Fund from securities lending activities	Fees and/or compensation paid by the Funds for securities lending activities and related services						Aggregate fees and/or compensation paid by the Fund for securities lending activities and related services	Net income from securities lending activities
		Fees paid to State Street from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	Admini- strative fees not included in a revenue split	Indemnifi- cation fees not included in a revenue split	Rebate (paid to borrower)	Other fees not included in a revenue split
State Street SPDR US Large Cap Low Volatility Index ETF	$417,575	$4,309	$3,993	$0	$0	$375,156	$0	$383,459	$34,116
State Street SPDR US Small Cap Low Volatility Index ETF	$656,889	$11,113	$5,926	$0	$0	$549,799	$0	$566,837	$90,051
For the fiscal year ended June 30, 2026, State Street, acting as agent of the Funds, provided the following services to the Funds in connection with the Funds' securities lending activities: (i) locating borrowers among an approved list of prospective borrowers; (ii) causing the delivery of loaned securities from a Fund to borrowers; (iii) monitoring the value of loaned securities, the value of collateral received, and other lending parameters; (iv) seeking additional collateral, as necessary, from borrowers; (v) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of all or substantially all cash collateral in an investment vehicle designated by the Funds; (vi) returning collateral to borrowers; (vii) facilitating substitute dividend, interest, and other distribution payments to the Funds from borrowers; (viii) negotiating the terms of each loan of securities, including but not limited to the amount of any loan premium, and monitoring the terms of securities loan agreements with prospective borrowers for consistency with the requirements of the Funds' Securities Lending Authorization Agreement; (ix) selecting securities, including amounts (percentages), to be loaned; (x) recordkeeping and accounting services; and (xi) arranging for return of loaned securities to a Fund in accordance with the terms of the Securities Lending Authorization Agreement.
THE DISTRIBUTOR
State Street Global Advisors Funds Distributors, LLC (the “Distributor”) serves as the principal underwriter and Distributor of Shares. Its principal address is One Congress Street, Boston, Massachusetts 02114. Investor information can be obtained by calling 1-866-787-2257. The Distributor has entered into a distribution agreement (“Distribution Agreement”) with the Trust pursuant to which it distributes Shares of each Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described in the Prospectus and below under “PURCHASE AND REDEMPTION OF CREATION UNITS.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust. An affiliate of the Distributor may assist Authorized Participants (as defined below) in assembling shares to purchase Creation Units or upon redemption, for which it may receive commissions or other fees from such Authorized Participants. An affiliate of the Distributor also receives compensation from State Street for providing on-line creation and redemption functionality to Authorized Participants through its Fund Connect application.
67

The Adviser or Distributor, or an affiliate of the Adviser or Distributor, may directly or indirectly make cash payments to certain broker-dealers for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange-traded products, including the SPDR funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems.
In addition, as of the date of this SAI, the Adviser and/or Distributor had arrangements whereby they may make payments, other than for the educational programs and marketing activities described above, to Pershing LLC (“Pershing”), RBC Capital Markets, LLC (“RBC”), LPL Financial, LLC (“LPL”), and Morgan Stanley Wealth Management, LLC. These amounts, which may be significant, are paid by the Adviser and/or Distributor from their own resources and not from Fund assets. Pursuant to these arrangements, Pershing, RBC and LPL have agreed to offer certain SPDR funds to their customers and not to charge certain of their customers any commissions when those customers purchase or sell shares of certain SPDR funds. Payments to a broker-dealer or intermediary may create potential conflicts of interest between the broker dealer or intermediary and its clients.
In addition, the Adviser or Distributor, or an affiliate of the Adviser or Distributor, as well as an index provider that is not affiliated with the Adviser or Distributor, may reimburse expenses or make payments from their own assets to other persons in consideration of services, provision of data, or other activities that they believe may benefit the SPDR business or facilitate investment in SPDR funds.
The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, as to a Fund: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, on at least 60 days' written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days' notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).
The continuation of the Distribution Agreement and any other related agreements is subject to annual approval of the Board, including by a majority of the Independent Trustees, as described above.
The allocation among the Trust's series of fees and expenses payable under the Distribution Agreement will be made pro rata in accordance with the daily net assets of the respective series.
The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit aggregations of Shares. Such Soliciting Dealers may also be Participating Parties (as defined in the “Book Entry Only System” section below) and/or DTC Participants (as defined below).
Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor, and may indemnify Soliciting Dealers and Authorized Participants (as described below) entering into agreements with the Distributor, for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under the Distribution Agreement or other agreement, as applicable.
Brokerage Transactions
All portfolio transactions are placed on behalf of the Funds by the Adviser. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on OTC orders (e.g., fixed income securities) because the Funds pay a spread which is included in the cost of the security and represents the difference between the dealer's quoted price at which it is willing to sell the security and the dealer's quoted price at which it is willing to buy the security. When a Fund executes an OTC order with an electronic communications network or an alternative trading system, a commission is charged by such electronic communications networks and alternative trading systems as they execute such orders on an agency basis. Securities may be purchased from underwriters at prices that include underwriting fees.
In placing a portfolio transaction, the Adviser seeks to achieve best execution. The Adviser's duty to seek best execution requires the Adviser to take reasonable steps to obtain for the client as favorable an overall result as possible for Fund portfolio transactions under the circumstances, taking into account various factors that are relevant to the particular transaction.
68

The Adviser refers to and selects from the list of approved trading counterparties maintained by the Adviser's Credit Risk Management team. In selecting a trading counterparty for a particular trade, the Adviser seeks to weigh relevant factors including, but not limited to the following:
•Prompt and reliable execution;
•The competitiveness of commission rates and spreads, if applicable;
•The financial strength, stability and/or reputation of the trading counterparty;
•The willingness and ability of the executing trading counterparty to execute transactions (and commit capital) of size in liquid and illiquid markets without disrupting the market for the security;
•Local laws, regulations or restrictions;
•The ability of the trading counterparty to maintain confidentiality;
•The availability and capability of execution venues, including electronic communications networks for trading and execution management systems made available to Adviser;
•Market share;
•Liquidity;
•Price;
•Execution related costs;
•History of execution of orders;
•Likelihood of execution and settlement;
•Order size and nature;
•Clearance and settlement capabilities, especially in high volatility market environments;
•Availability of lendable securities;
•Sophistication of the trading counterparty's trading capabilities and infrastructure/facilities;
•The operational efficiency with which transactions are processed and cleared, taking into account the order size and complexity;
•Speed and responsiveness to the Adviser;
•Access to secondary markets;
•Counterparty exposure; and
•Depending upon the circumstances, the Adviser may take other relevant factors into account if the Adviser believes that these are important in taking all sufficient steps to obtain the best possible result for execution of the order.
In selecting a trading counterparty, the price of the transaction and costs related to the execution of the transaction typically merit a high relative importance, depending on the circumstances. The Adviser does not necessarily select a trading counterparty based upon price and costs but may take other relevant factors into account if it believes that these are important in taking reasonable steps to obtain the best possible result for a Fund under the circumstances. Consequently, the Adviser may cause a client to pay a trading counterparty more than another trading counterparty might have charged for the same transaction in recognition of the value and quality of the brokerage services provided. The following matters may influence the relative importance that the Adviser places upon the relevant factors:
(i)
The nature and characteristics of the order or transaction. For example, size of order, market impact of order, limits, or other instructions relating to the order;
(ii)
The characteristics of the financial instrument(s) or other assets which are the subject of that order. For example, whether the order pertains to an equity, fixed income, derivative or convertible instrument;
(iii)
The characteristics of the execution venues to which that order can be directed, if relevant. For example, availability and capabilities of electronic trading systems;
(iv)
Whether the transaction is a ‘delivery versus payment' or ‘over-the-counter' transaction. The creditworthiness of the trading counterparty, the amount of existing exposure to a trading counterparty and trading counterparty settlement capabilities may be given a higher relative importance in the case of ‘over-the-counter' transactions; and/or
69

(v)
Any other circumstances that the Adviser believes are relevant at the time.
The process by which trading counterparties are selected to effect transactions is designed to exclude consideration of the sales efforts conducted by broker-dealers in relation to the Funds.
The Adviser does not currently use the Funds' assets in connection with third-party soft dollar arrangements. While the Adviser does not currently use “soft” or commission dollars paid by the Funds for the purchase of third-party research, the Adviser reserves the right to do so in the future.
Nuveen: Nuveen Asset Management is responsible for decisions to buy and sell securities for certain Funds, the negotiation of the prices to be paid or received for principal (i.e., non-agency) trades, and the allocation of its transactions among various dealer firms. Portfolio securities will normally be purchased directly from an underwriter in a new issue offering or in the OTC secondary market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained elsewhere. Portfolio securities will not be purchased from Nuveen Asset Management, its managed accounts, or its affiliates except in compliance with the 1940 Act.
Nuveen Asset Management expects that substantially all portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, do not expect to pay significant amounts of brokerage commissions. Brokerage commissions will not be allocated based on the sale of a Fund's shares. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. It is the policy of Nuveen Asset Management to seek the best execution under the circumstances of each trade. Nuveen Asset Management evaluates price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer, among other non-economic factors, considered secondarily in determining best execution. While the primary goal is to secure the best execution that may be obtainable, it may be Nuveen Asset Management's practice to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports), statistical information and other services to Nuveen Asset Management. It is not possible to place a dollar value on such information, statistics and other services received from dealers. Since it is only supplementary to Nuveen Asset Management's own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Asset Management's expenses. For certain secondary market transactions where the execution capability of two brokers is judged to be of substantially similar quality, Nuveen Asset Management will use its own business judgement in accordance with applicable policies, procedures and regulation when selecting one of them. Nuveen Asset Management may manage other investment companies and investment accounts for other clients that have investment objectives similar to certain Funds. Subject to applicable laws and regulations, Nuveen Asset Management seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by a Fund and another advisory account. In making such allocations the main factors to be considered will be, but may not be limited to, the respective investment objectives, the relative size of the portfolio holdings of the same or comparable securities, the availability of cash for investment or need to raise cash, and the size of investment commitments generally held. While this procedure could have a detrimental effect on the price or amount of the securities (or, in the case of dispositions, the demand for securities) available to a Fund from time to time, Nuveen Asset Management believes that the benefits available will outweigh any disadvantage that may arise from exposure to simultaneous transactions.
The table below shows the aggregate dollar amount of brokerage commissions paid by the Equity ETFs and the State Street SPDR Bloomberg Convertible Securities ETF, State Street SPDR Bloomberg High Yield Bond ETF, State Street SPDR Portfolio High Yield Bond Index ETF, and State Street SPDR Portfolio Mortgage Backed Bond Index ETF for the past three fiscal years ended June 30. None of the brokerage commissions paid were paid to affiliated brokers and the Fixed Income ETFs (except the State Street SPDR Bloomberg Convertible Securities ETF, State Street SPDR Bloomberg High Yield Bond ETF, State Street SPDR Portfolio High Yield Bond Index ETF, and State Street SPDR Portfolio Mortgage Backed Bond Index ETF) did not pay any brokerage commissions. Brokerage commissions paid by a Fund may be substantially different from year to year for multiple reasons, including market volatility, the demand for a particular Fund, or increases or decreases in trading volume.
Fund	2026	2025	2024
State Street SPDR Bloomberg Convertible Securities ETF	$2,027	$9,343	$0
State Street SPDR Bloomberg High Yield Bond ETF	$0	$0	$0
State Street SPDR Dow Jones REIT ETF	$42,837	$56,352	$35,478
State Street SPDR FactSet Innovative Technology ETF	$9,820	$12,171	$9,095
State Street SPDR Global Dow ETF	$21,679	$10,743	$5,892
70

Fund	2026	2025	2024
State Street SPDR ICE Preferred Securities ETF	$56,697	$47,060	$90,546
State Street SPDR MSCI USA Gender Diversity ETF	$23,395	$11,476	$11,794
State Street SPDR MSCI USA StrategicFactors ETF	$25,377	$19,076	$21,663
State Street SPDR NYSE Technology ETF	$31,845	$16,831	$5,821
State Street SPDR Portfolio High Yield Bond Index ETF	$0	$0	$0
State Street SPDR Portfolio Mortgage Backed Bond Index ETF	$0	$0	$0
State Street SPDR Portfolio Nasdaq 100 ETF(1)	$2	N/A	N/A
State Street SPDR Portfolio S&P 1500 Composite Stock Market ETF	$32,066	$12,782	$16,347
State Street SPDR Portfolio S&P 400 Mid Cap ETF	$605,389	$202,402	$186,408
State Street SPDR Portfolio S&P 500 Growth ETF	$805,389	$511,696	$239,773
State Street SPDR Portfolio S&P 500 High Dividend ETF	$440,225	$436,715	$699,049
State Street SPDR Portfolio S&P 500 Value ETF	$1,002,306	$776,211	$789,850
State Street SPDR Portfolio S&P 600 Small Cap ETF	$874,443	$361,367	$415,565
State Street SPDR Portfolio S&P Sector Neutral Dividend ETF(2)	$747	$366	$145
State Street SPDR Portfolio Ultra Short T-Bill ETF(3)	$0	N/A	N/A
State Street SPDR Russell 1000 Low Volatility Focus ETF	$28,824	$33,560	$41,196
State Street SPDR Russell 1000 Momentum Focus ETF	$7,902	$3,248	$5,789
State Street SPDR Russell 1000 Yield Focus ETF	$105,041	$70,719	$84,002
State Street SPDR S&P 1500 Momentum Tilt ETF	$25,794	$5,535	$2,972
State Street SPDR S&P 1500 Value Tilt ETF	$19,182	$5,771	$8,892
State Street SPDR S&P 400 Mid Cap Growth ETF	$119,411	$93,486	$107,805
State Street SPDR S&P 400 Mid Cap Value ETF	$88,386	$225,421	$238,252
State Street SPDR S&P 500 Fossil Fuel Reserves Free ETF	$4,162	$2,378	$2,223
State Street SPDR S&P 500 Scored and Screened ETF	$12,979	$20,944	$15,427
State Street SPDR S&P 600 Small Cap Growth ETF	$338,820	$222,687	$241,748
State Street SPDR S&P 600 Small Cap Value ETF	$459,480	$638,988	$854,134
State Street SPDR S&P Aerospace & Defense ETF	$659,853	$250,527	$487,492
State Street SPDR S&P Bank ETF	$48,888	$62,438	$109,828
State Street SPDR S&P Biotech ETF	$1,325,635	$637,692	$1,951,118
State Street SPDR S&P Capital Markets ETF	$20,408	$17,460	$12,203
State Street SPDR S&P Dividend ETF	$498,844	$498,122	$1,527,572
State Street SPDR S&P Health Care Equipment ETF	$15,498	$17,083	$32,485
State Street SPDR S&P Health Care Services ETF	$11,094	$12,620	$14,727
State Street SPDR S&P Homebuilders ETF	$25,774	$26,500	$52,598
State Street SPDR S&P Insurance ETF	$12,117	$14,972	$17,420
State Street SPDR S&P Kensho Final Frontiers ETF	$8,242	$1,456	$886
State Street SPDR S&P Kensho Future Security ETF	$42,254	$17,276	$4,604
State Street SPDR S&P Kensho Grid Innovation ETF	$94,393	$33,904	$52,223
State Street SPDR S&P Kensho Intelligent Structures ETF	$1,851	$1,188	$2,674
State Street SPDR S&P Kensho New Economies Composite ETF	$2,461,295	$945,488	$392,496
State Street SPDR S&P Kensho Smart Mobility ETF	$6,968	$6,074	$12,469
State Street SPDR S&P Metals & Mining ETF	$369,113	$164,757	$200,497
State Street SPDR S&P Oil & Gas Equipment & Services ETF	$36,658	$20,901	$43,875
State Street SPDR S&P Oil & Gas Exploration & Production ETF	$232,511	$169,310	$260,120
State Street SPDR S&P Pharmaceuticals ETF	$88,307	$26,035	$33,493
State Street SPDR S&P Regional Banking ETF	$244,922	$277,670	$343,170
State Street SPDR S&P Retail ETF	$38,161	$40,347	$29,344
State Street SPDR S&P Semiconductor ETF	$309,409	$92,289	$102,284
State Street SPDR S&P Software & Services ETF	$64,811	$88,824	$51,573
State Street SPDR S&P Telecom ETF	$77,040	$15,374	$13,219
State Street SPDR S&P Transportation ETF	$11,834	$12,514	$17,927
State Street SPDR US Large Cap Low Volatility Index ETF	$86,001	$21,534	$10,411
State Street SPDR US Small Cap Low Volatility Index ETF	$68,082	$50,662	$19,606
(1)
The Fund commenced operations on June 23, 2026.
71

(2)
The Fund commenced operations on September 12, 2023.
(3)
The Fund commenced operations on October 8, 2025.
Securities of “Regular Broker-Dealers”: The Trust is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust's shares.
The Trust's holdings in Securities of Regular Broker-Dealers as of June 30, 2026:
JPMorgan Chase & Co.	$3,635,908,176
Bank of America Corp.	$1,512,846,105
Goldman Sachs Group, Inc.	$1,222,198,167
Morgan Stanley	$1,058,689,083
Citigroup, Inc.	$951,218,686
Bank of New York Mellon Corp.	$238,696,737
Fidelity National Financial, Inc.	$93,068,043
Virtu Financial, Inc.	$81,546,983
Piper Sandler Cos.	$72,773,172
Barclays Bank PLC	$10,728,441
Portfolio Turnover: Portfolio turnover may vary from year to year, as well as within a year. The Funds may experience higher portfolio turnover when migrating to a different benchmark index or as a result of tracking an index that experiences a high turnover of its index constituents. High turnover rates are likely to result in comparatively greater brokerage expenses or transaction costs. The overall reasonableness of brokerage commissions and transaction costs is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions and transaction costs paid by other institutional investors for comparable services.
Book Entry Only System
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “ADDITIONAL PURCHASE AND SALE INFORMATION.”
The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. Shares of each Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in the limited circumstance provided below, certificates will not be issued for Shares.
DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of each Fund held by each DTC Participant. The Trust, either directly or through a third party service, shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust, either directly or through
72

a third party service, shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant and/or third party service a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of a Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.
Control Persons and Principal Holders of Securities
Although the Funds generally do not have information concerning their beneficial ownership held in the names of DTC Participants, as of October 2, 2026, the names, addresses and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding Shares of the Funds were as follows:
Fund	Name and Address	% Ownership
STATE STREET SPDR DOW JONES REIT ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	25.46%
	The Northern Trust Company 50 South LaSalle Street Chicago, IL 60603	18.78%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	8.64%
STATE STREET SPDR FACTSET INNOVATIVE TECHNOLOGY ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	25.38%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	23.31%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	13.00%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	8.01%
73

Fund	Name and Address	% Ownership
STATE STREET SPDR GLOBAL DOW ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	33.69%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	11.72%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	8.46%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	8.31%
	Edward D. Jones & Co. 12555 Manchester Road St. Louis, MO 63131	7.16%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.94%
STATE STREET SPDR ICE PREFERRED SECURITIES ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	24.93%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	14.17%
	Wells Fargo Clearing Services, LLC 1 North Jefferson Avenue St Louis, MO 63103	11.62%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	6.61%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.48%
STATE STREET SPDR MSCI USA GENDER DIVERSITY ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	25.81%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	11.72%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	10.26%
	The Bank of New York Mellon 240 Greenwich Street, 13FL East New York, NY 10286	6.78%
74

Fund	Name and Address	% Ownership
	Edward D. Jones & Co. 12555 Manchester Road St. Louis, MO 63131	5.97%
	APEX Clearing Corporation One Dallas Center 350 N. St. Paul, Suite 1300 Dallas, TX 75201	5.41%
STATE STREET SPDR MSCI USA STRATEGICFACTORS ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	35.83%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	26.64%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	11.40%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	9.73%
STATE STREET SPDR NYSE TECHNOLOGY ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	19.87%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	13.76%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	10.02%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	8.03%
	The Northern Trust Company 50 South LaSalle Street Chicago, IL 60603	8.00%
	Wells Fargo Clearing Services, LLC 1 North Jefferson Avenue St Louis, MO 63103	7.88%
STATE STREET SPDR PORTFOLIO NASDAQ 100 ETF	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	26.71%
	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	25.59%
	Citibank, N.A. 390 Greenwich Street 3rd Floor New York, NY 10013	9.51%
75

Fund	Name and Address	% Ownership
	Goldman, Sachs & Co. LLC 200 West Street New York, NY 10282	5.14%
	U.S. Bank N.A. 200 S 6th Street Minneapolis, MN55402	5.01%
STATE STREET SPDR PORTFOLIO S&P 1500 COMPOSITE STOCK MARKET ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	40.90%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	15.55%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	15.04%
STATE STREET SPDR PORTFOLIO S&P 400 MID CAP ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	46.93%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	17.54%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	9.47%
	APEX Clearing Corporation One Dallas Center 350 N. St. Paul, Suite 1300 Dallas, TX 75201	7.30%
STATE STREET SPDR PORTFOLIO S&P 500 GROWTH ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	30.73%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	16.03%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	15.87%
STATE STREET SPDR PORTFOLIO S&P 500 HIGH DIVIDEND ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	21.37%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	14.22%
	JPMorgan Chase Bank, National Association 1111 Polaris Parkway Columbus, OH 43240	11.64%
76

Fund	Name and Address	% Ownership
	Interactive Brokers LLC/Retail 2 Pickwick Plaza Greenwich, CT 06830	10.35%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated One Bryant Park New York, NY 10036	5.57%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	5.17%
STATE STREET SPDR PORTFOLIO S&P 500 VALUE ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	38.64%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	16.39%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	14.49%
STATE STREET SPDR PORTFOLIO S&P 600 SMALL CAP ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	33.42%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	14.41%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	10.64%
	Citibank, N.A. 390 Greenwich Street 3rd Floor New York, NY 10013	8.03%
	APEX Clearing Corporation One Dallas Center 350 N. St. Paul, Suite 1300 Dallas, TX 75201	6.67%
STATE STREET SPDR PORTFOLIO S&P SECTOR NEUTRAL DIVIDEND ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	44.45%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	18.20%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	15.90%
	Reliance Trust Company 4900 West Brown Deer Road Milwaukee, WI 53223	7.48%
77

Fund	Name and Address	% Ownership
STATE STREET SPDR RUSSELL 1000 LOW VOLATILITY FOCUS ETF	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	29.09%
	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	28.46%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	17.56%
STATE STREET SPDR RUSSELL 1000 MOMENTUM FOCUS ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	28.33%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	21.67%
	The Bank of New York Mellon 240 Greenwich Street, 13FL East New York, NY 10286	14.69%
	BofA Securities, Inc. One Bryant Park New York, NY 10036	10.60%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	8.55%
STATE STREET SPDR RUSSELL 1000 YIELD FOCUS ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	24.32%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	16.52%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	14.93%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	14.46%
	American Enterprise Investment Services, Inc 707 2ND Avenue South Minneapolis, MN 55402	10.24%
	Raymond James & Associates, Inc. 880 Carillon Parkway St Petersburg, FL 33716	7.93%
STATE STREET SPDR S&P 1500 MOMENTUM TILT ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	35.01%
78

Fund	Name and Address	% Ownership
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	24.26%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	8.35%
	Raymond James & Associates, Inc. 880 Carillon Parkway St Petersburg, FL 33716	7.90%
	BofA Securities, Inc. One Bryant Park New York, NY 10036	6.83%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	6.38%
STATE STREET SPDR S&P 1500 VALUE TILT ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	25.36%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	21.10%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	14.18%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated One Bryant Park New York, NY 10036	7.14%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.48%
	Raymond James & Associates, Inc. 880 Carillon Parkway St Petersburg, FL 33716	6.12%
	American Enterprise Investment Services, Inc 707 2ND Avenue South Minneapolis, MN 55402	5.07%
STATE STREET SPDR S&P 400 MID CAP GROWTH ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	41.03%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	15.06%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	12.82%
79

Fund	Name and Address	% Ownership
	Edward D. Jones & Co. 12555 Manchester Road St. Louis, MO 63131	6.87%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	5.22%
STATE STREET SPDR S&P 400 MID CAP VALUE ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	49.55%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	13.21%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	8.13%
STATE STREET SPDR S&P 500 FOSSIL FUEL RESERVES FREE ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	21.95%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	14.01%
	The Bank of New York Mellon 240 Greenwich Street, 13FL East New York, NY 10286	11.34%
	SEI Private Trust Company/C/O GWP One Freedom Valley Dr Oaks, PA, 19456	7.01%
	Questrade Inc. 5700 Yonge Street, Suite 1900 Toronto, ON M2M 4K2	5.33%
STATE STREET SPDR S&P 500 SCORED AND SCREENED ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	26.41%
	BNP Paribas Securities Corp. 735 Chesterbrook Blvd. Wayne, PA 19087	12.18%
	Citibank, N.A. 390 Greenwich Street 3rd Floor New York, NY 10013	8.91%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	6.45%
	HSBC Bank USA, N.A. 1800 Tysons Boulevard, Suite 560 Tysons, VA 22102	6.12%
80

Fund	Name and Address	% Ownership
	Euroclear Bank SA/NV 1 Boulevard du Roi Albert II 1210 Brussels, Belgium	5.97%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	5.87%
	BNP Paribas Securities Corp. 787 Seventh Avenue New York, NY 10019	5.56%
	The Bank of New York Mellon 240 Greenwich Street, 13FL East New York, NY 10286	5.18%
STATE STREET SPDR S&P 600 SMALL CAP GROWTH ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	33.27%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	26.04%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	9.31%
STATE STREET SPDR S&P 600 SMALL CAP VALUE ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	38.13%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	21.83%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	11.22%
STATE STREET SPDR S&P AEROSPACE & DEFENSE ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	16.62%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	15.17%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	11.40%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	9.16%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated One Bryant Park New York, NY 10036	5.76%
81

Fund	Name and Address	% Ownership
STATE STREET SPDR S&P BANK ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	16.33%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	9.61%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	9.50%
	Goldman, Sachs & Co. LLC 200 West Street New York, NY 10282	9.07%
	Citibank, N.A. 390 Greenwich Street 3rd Floor New York, NY 10013	5.55%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated One Bryant Park New York, NY 10036	5.14%
STATE STREET SPDR S&P BIOTECH ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	19.71%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	13.83%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	9.93%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated One Bryant Park New York, NY 10036	6.50%
STATE STREET SPDR S&P CAPITAL MARKETS ETF	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	22.25%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated One Bryant Park New York, NY 10036	22.20%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	15.40%
	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	12.05%
82

Fund	Name and Address	% Ownership
	Citibank, N.A. 390 Greenwich Street 3rd Floor New York, NY 10013	8.42%
STATE STREET SPDR S&P DIVIDEND ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	21.71%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	14.24%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	8.52%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated One Bryant Park New York, NY 10036	8.25%
	Edward D. Jones & Co. 12555 Manchester Road St. Louis, MO 63131	5.79%
STATE STREET SPDR S&P HEALTH CARE EQUIPMENT ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	25.04%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	17.55%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	12.65%
STATE STREET SPDR S&P HEALTH CARE SERVICES ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	22.06%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	12.77%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	12.21%
	Folio Investments, Inc. 2255 E Sunnyside Ave Salt Lake City, UT 84108	6.50%
	BofA Securities, Inc. One Bryant Park New York, NY 10036	5.23%
STATE STREET SPDR S&P HOMEBUILDERS ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	19.28%
83

Fund	Name and Address	% Ownership
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	18.49%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	12.01%
	State Street Bank & Trust Company One Congress Street Boston, MA 02114	5.99%
STATE STREET SPDR S&P INSURANCE ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	20.56%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	15.49%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	11.98%
STATE STREET SPDR S&P KENSHO FINAL FRONTIERS ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	34.27%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	22.66%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	9.38%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	5.55%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.02%
STATE STREET SPDR S&P KENSHO FUTURE SECURITY ETF	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	26.19%
	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	23.64%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	15.46%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.13%
84

Fund	Name and Address	% Ownership
STATE STREET SPDR S&P KENSHO GRID INNOVATION ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	24.78%
	State Street Bank & Trust Company One Congress Street Boston, MA 02114	24.08%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	11.98%
	Wells Fargo Clearing Services, LLC 1 North Jefferson Avenue St Louis, MO 63103	6.17%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated One Bryant Park New York, NY 10036	5.54%
STATE STREET SPDR S&P KENSHO INTELLIGENT STRUCTURES ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	29.74%
	BofA Securities, Inc. One Bryant Park New York, NY 10036	19.92%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	13.96%
	Vanguard Marketing Corporation 100 Vanguard Boulevard Malvern, PA 19355	5.25%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated One Bryant Park New York, NY 10036	5.13%
STATE STREET SPDR S&P KENSHO NEW ECONOMIES COMPOSITE ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	78.75%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	6.49%
STATE STREET SPDR S&P KENSHO SMART MOBILITY ETF	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	23.06%
	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	18.23%
	BofA Securities, Inc. One Bryant Park New York, NY 10036	10.75%
85

Fund	Name and Address	% Ownership
	Citibank, N.A. 390 Greenwich Street 3rd Floor New York, NY 10013	5.97%
	Vanguard Marketing Corporation 100 Vanguard Boulevard Malvern, PA 19355	5.40%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	5.01%
STATE STREET SPDR S&P METALS & MINING ETF	Merrill Lynch, Pierce, Fenner & Smith Incorporated One Bryant Park New York, NY 10036	21.94%
	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	11.66%
	The Bank of New York Mellon 240 Greenwich Street, 13FL East New York, NY 10286	9.80%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	9.33%
	Citibank, N.A. 390 Greenwich Street 3rd Floor New York, NY 10013	5.46%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	5.18%
STATE STREET SPDR S&P OIL & GAS EQUIPMENT & SERVICES ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	22.62%
	Euroclear Bank SA/NV 1 Boulevard du Roi Albert II 1210 Brussels, Belgium	11.61%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	9.97%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	7.76%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.26%
86

Fund	Name and Address	% Ownership
STATE STREET SPDR S&P OIL & GAS EXPLORATION & PRODUCTION ETF	Citibank, N.A. 390 Greenwich Street 3rd Floor New York, NY 10013	26.69%
	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	11.96%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	9.83%
	The Bank of New York Mellon 240 Greenwich Street, 13FL East New York, NY 10286	8.55%
STATE STREET SPDR S&P PHARMACEUTICALS ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	20.74%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	15.52%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated One Bryant Park New York, NY 10036	10.26%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	9.48%
	Raymond James & Associates, Inc. 880 Carillon Parkway St Petersburg, FL 33716	7.42%
STATE STREET SPDR S&P REGIONAL BANKING ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	12.90%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	9.37%
	The Bank of New York Mellon 240 Greenwich Street, 13FL East New York, NY 10286	9.16%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	6.95%
	Citibank, N.A. 390 Greenwich Street 3rd Floor New York, NY 10013	6.91%
87

Fund	Name and Address	% Ownership
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	5.09%
STATE STREET SPDR S&P RETAIL ETF	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	24.70%
	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	9.71%
	Goldman, Sachs & Co. LLC 200 West Street New York, NY 10282	9.44%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	7.79%
	BNP Paribas Securities Corp. 787 Seventh Avenue New York, NY 10019	5.57%
STATE STREET SPDR S&P SEMICONDUCTOR ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	19.00%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	16.65%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	11.97%
	Citibank, N.A. 390 Greenwich Street 3rd Floor New York, NY 10013	7.25%
STATE STREET SPDR S&P SOFTWARE & SERVICES ETF	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	19.20%
	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	16.12%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	16.03%
	Wells Fargo Clearing Services, LLC 1 North Jefferson Avenue St Louis, MO 63103	7.59%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	5.03%
88

Fund	Name and Address	% Ownership
STATE STREET SPDR S&P TELECOM ETF	Merrill Lynch, Pierce, Fenner & Smith Incorporated One Bryant Park New York, NY 10036	24.63%
	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	14.85%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	10.84%
	Raymond James & Associates, Inc. 880 Carillon Parkway St Petersburg, FL 33716	9.47%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	6.85%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	6.47%
STATE STREET SPDR S&P TRANSPORTATION ETF	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	32.34%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	18.98%
	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	12.72%
STATE STREET SPDR US LARGE CAP LOW VOLATILITY INDEX ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	59.37%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	14.73%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	8.31%
STATE STREET SPDR US SMALL CAP LOW VOLATILITY INDEX ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	47.33%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	18.12%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	7.07%
89

Fund	Name and Address	% Ownership
	American Enterprise Investment Services, Inc 707 2ND Avenue South Minneapolis, MN 55402	5.53%
STATE STREET SPDR BLOOMBERG 1-3 MONTH T-BILL ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	27.05%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	12.13%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	9.93%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	5.55%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.49%
STATE STREET SPDR BLOOMBERG 3-12 MONTH T-BILL ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	30.77%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	13.61%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	13.55%
	American Enterprise Investment Services, Inc 707 2ND Avenue South Minneapolis, MN 55402	8.20%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	7.58%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated One Bryant Park New York, NY 10036	5.38%
STATE STREET SPDR BLOOMBERG 1-10 YEAR TIPS ETF	State Street Bank & Trust Company One Congress Street Boston, MA 02114	54.15%
	UBS Financial Services Inc. 1000 Harbor Boulevard Weehawken, NJ 07086	13.93%
	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	10.27%
90

Fund	Name and Address	% Ownership
	State Street Bank & Trust/State Street Total ETF 1776 Heritage Drive North Quincy, MA 02171	5.07%
STATE STREET SPDR BLOOMBERG CONVERTIBLE SECURITIES ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	15.29%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	11.91%
	Citibank, N.A. 390 Greenwich Street 3rd Floor New York, NY 10013	11.52%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	7.65%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated One Bryant Park New York, NY 10036	6.02%
STATE STREET SPDR BLOOMBERG EMERGING MARKETS USD BOND ETF	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	32.02%
	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	21.71%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	19.81%
	State Street Bank & Trust/State Street Total ETF 1776 Heritage Drive North Quincy, MA 02171	9.76%
	Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005	7.70%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.43%
STATE STREET SPDR BLOOMBERG HIGH YIELD BOND ETF	State Street Bank & Trust Company One Congress Street Boston, MA 02114	14.49%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	12.61%
	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	10.73%
91

Fund	Name and Address	% Ownership
	The Northern Trust Company 50 South LaSalle Street Chicago, IL 60603	8.92%
	JPMorgan Chase Bank, National Association 1111 Polaris Parkway Columbus, OH 43240	5.81%
STATE STREET SPDR BLOOMBERG INVESTMENT GRADE FLOATING RATE ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	30.02%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	10.64%
	American Enterprise Investment Services, Inc 707 2ND Avenue South Minneapolis, MN 55402	9.06%
	RBC Capital Markets, LLC 510 Marquette Ave S. Minneapolis, MN55418	5.48%
STATE STREET SPDR BLOOMBERG SHORT TERM HIGH YIELD BOND ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	22.07%
	American Enterprise Investment Services, Inc 707 2ND Avenue South Minneapolis, MN 55402	16.48%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	11.16%
	The Bank of New York Mellon 240 Greenwich Street, 13FL East New York, NY 10286	6.28%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	5.88%
STATE STREET SPDR NUVEEN ICE HIGH YIELD MUNICIPAL BOND ETF	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	27.05%
	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	18.42%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated One Bryant Park New York, NY 10036	8.91%
92

Fund	Name and Address	% Ownership
	SEI Private Trust Company/C/O GWP One Freedom Valley Dr Oaks, PA, 19456	6.57%
	Raymond James & Associates, Inc. 880 Carillon Parkway St Petersburg, FL 33716	6.16%
	Wells Fargo Clearing Services, LLC 1 North Jefferson Avenue St Louis, MO 63103	5.29%
STATE STREET SPDR NUVEEN ICE MUNICIPAL BOND ETF	APEX Clearing Corporation One Dallas Center 350 N. St. Paul, Suite 1300 Dallas, TX 75201	16.08%
	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	15.57%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	13.28%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	12.14%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated One Bryant Park New York, NY 10036	8.99%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	5.44%
	Bank of America, N.A. 100 North Tryon Street Charlotte, NC 28255	5.34%
	UBS Financial Services Inc. 1000 Harbor Boulevard Weehawken, NJ 07086	5.07%
STATE STREET SPDR NUVEEN ICE SHORT TERM MUNICIPAL BOND ETF	Merrill Lynch, Pierce, Fenner & Smith Incorporated One Bryant Park New York, NY 10036	30.95%
	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	14.99%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	11.25%
93

Fund	Name and Address	% Ownership
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	8.49%
	Goldman, Sachs & Co. LLC 200 West Street New York, NY 10282	7.11%
STATE STREET SPDR PORTFOLIO AGGREGATE BOND INDEX ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	33.20%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	12.57%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	11.12%
	State Street Bank & Trust Company One Congress Street Boston, MA 02114	6.89%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.78%
STATE STREET SPDR PORTFOLIO CORPORATE BOND INDEX ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	29.94%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	15.91%
	JPMorgan Chase Bank, National Association 1111 Polaris Parkway Columbus, OH 43240	10.78%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	10.01%
	State Street Bank & Trust/State Street Total ETF 1776 Heritage Drive North Quincy, MA 02171	7.20%
STATE STREET SPDR PORTFOLIO HIGH YIELD BOND INDEX ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	19.26%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	11.86%
	The Bank of New York Mellon 240 Greenwich Street, 13FL East New York, NY 10286	9.59%
94

Fund	Name and Address	% Ownership
	The Northern Trust Company 50 South LaSalle Street Chicago, IL 60603	8.09%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated One Bryant Park New York, NY 10036	6.84%
STATE STREET SPDR PORTFOLIO INTERMEDIATE TERM CORPORATE BOND INDEX ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	28.42%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	21.51%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	7.76%
	The Northern Trust Company 50 South LaSalle Street Chicago, IL 60603	6.30%
	The Bank of New York Mellon 240 Greenwich Street, 13FL East New York, NY 10286	5.79%
STATE STREET SPDR PORTFOLIO INTERMEDIATE TERM TREASURY INDEX ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	35.60%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	22.12%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	13.96%
	The Bank of New York Mellon 240 Greenwich Street, 13FL East New York, NY 10286	11.50%
STATE STREET SPDR PORTFOLIO LONG TERM CORPORATE BOND INDEX ETF	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	19.07%
	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	15.66%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	10.52%
	State Street Bank & Trust Company One Congress Street Boston, MA 02114	9.36%
95

Fund	Name and Address	% Ownership
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	7.80%
	The Bank of New York Mellon 240 Greenwich Street, 13FL East New York, NY 10286	6.11%
STATE STREET SPDR PORTFOLIO LONG TERM TREASURY INDEX ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	27.22%
	State Street Bank & Trust Company One Congress Street Boston, MA 02114	22.72%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	10.85%
	UBS Financial Services Inc. 1000 Harbor Boulevard Weehawken, NJ 07086	8.01%
	The Bank of New York Mellon 240 Greenwich Street, 13FL East New York, NY 10286	7.13%
STATE STREET SPDR PORTFOLIO MORTGAGE BACKED BOND INDEX ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	73.42%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	9.82%
STATE STREET SPDR PORTFOLIO SHORT TERM CORPORATE BOND INDEX ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	31.98%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	14.49%
	J.P. Morgan Securities LLC/JPMC 383 Madison Ave New York, NY 10179	8.17%
	The Bank of New York Mellon 240 Greenwich Street, 13FL East New York, NY 10286	6.85%
STATE STREET SPDR PORTFOLIO SHORT TERM TREASURY INDEX ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	25.46%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	12.79%
96

Fund	Name and Address	% Ownership
	J.P. Morgan Securities LLC/JPMC 383 Madison Ave New York, NY 10179	11.46%
	The Bank of New York Mellon 240 Greenwich Street, 13FL East New York, NY 10286	7.87%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	6.58%
	JPMorgan Chase Bank, National Association 1111 Polaris Parkway Columbus, OH 43240	5.88%
	State Street Bank & Trust Company One Congress Street Boston, MA 02114	5.64%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.43%
STATE STREET SPDR PORTFOLIO TIPS INDEX ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	46.02%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	12.91%
	State Street Bank & Trust Company One Congress Street Boston, MA 02114	9.38%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	6.88%
STATE STREET SPDR PORTFOLIO TREASURY INDEX ETF	The Northern Trust Company 50 South LaSalle Street Chicago, IL 60603	53.64%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	17.33%
	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	8.40%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	6.90%
STATE STREET SPDR PORTFOLIO ULTRA SHORT T-BILL INDEX ETF	BofA Securities, Inc. One Bryant Park New York, NY 10036	52.24%
97

Fund	Name and Address	% Ownership
	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	18.32%
	Goldman, Sachs & Co. LLC 200 West Street New York, NY 10282	11.88%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	11.20%
An Authorized Participant (as defined below) may hold of record more than 25% of the outstanding Shares of a Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of a Fund, may be affiliated with an index provider, may be deemed to have control of the applicable Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or another affiliate of State Street (the “Agent”) power to vote or abstain from voting such Authorized Participant's beneficially or legally owned Shares of a Fund. In such cases, the Agent shall mirror vote (or abstain from voting) such Shares in the same proportion as all other beneficial owners of the Fund.
As of October 2, 2026, to the knowledge of the Trust, the following persons held of record or beneficially through one or more accounts 25% or more of the outstanding Shares of the Funds.
Fund	Name and Address	% Ownership
STATE STREET SPDR DOW JONES REIT ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	25.46%
STATE STREET SPDR FACTSET INNOVATIVE TECHNOLOGY ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	25.38%
STATE STREET SPDR GLOBAL DOW ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	33.69%
STATE STREET SPDR MSCI USA GENDER DIVERSITY ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	25.81%
STATE STREET SPDR MSCI USA STRATEGICFACTORS ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	35.83%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	26.64%
STATE STREET SPDR PORTFOLIO NASDAQ 100 ETF	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	26.71%
	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	25.59%
STATE STREET SPDR PORTFOLIO S&P 1500 COMPOSITE STOCK MARKET ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	40.90%
STATE STREET SPDR PORTFOLIO S&P 400 MID CAP ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	46.93%
98

Fund	Name and Address	% Ownership
STATE STREET SPDR PORTFOLIO S&P 500 GROWTH ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	30.73%
STATE STREET SPDR PORTFOLIO S&P 500 VALUE ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	38.64%
STATE STREET SPDR PORTFOLIO S&P 600 SMALL CAP ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	33.42%
STATE STREET SPDR PORTFOLIO S&P SECTOR NEUTRAL DIVIDEND ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	44.45%
STATE STREET SPDR RUSSELL 1000 LOW VOLATILITY FOCUS ETF	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	29.09%
	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	28.46%
STATE STREET SPDR RUSSELL 1000 MOMENTUM FOCUS ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	28.33%
STATE STREET SPDR S&P 1500 MOMENTUM TILT ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	35.01%
STATE STREET SPDR S&P 1500 VALUE TILT ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	25.36%
STATE STREET SPDR S&P 400 MID CAP GROWTH ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	41.03%
STATE STREET SPDR S&P 400 MID CAP VALUE ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	49.55%
STATE STREET SPDR S&P 500 SCORED AND SCREENED ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	26.41%
STATE STREET SPDR S&P 600 SMALL CAP GROWTH ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	33.27%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	26.04%
STATE STREET SPDR S&P 600 SMALL CAP VALUE ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	38.13%
STATE STREET SPDR S&P HEALTH CARE EQUIPMENT ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	25.04%
99

Fund	Name and Address	% Ownership
STATE STREET SPDR S&P KENSHO FINAL FRONTIERS ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	34.27%
STATE STREET SPDR S&P KENSHO FUTURE SECURITY ETF	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	26.19%
STATE STREET SPDR S&P KENSHO INTELLIGENT STRUCTURES ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	29.74%
STATE STREET SPDR S&P KENSHO NEW ECONOMIES COMPOSITE ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	78.75%
STATE STREET SPDR S&P OIL & GAS EXPLORATION & PRODUCTION ETF	Citibank, N.A. 390 Greenwich Street 3rd Floor New York, NY 10013	26.69%
STATE STREET SPDR S&P TRANSPORTATION ETF	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	32.34%
STATE STREET SPDR US LARGE CAP LOW VOLATILITY INDEX ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	59.37%
STATE STREET SPDR US SMALL CAP LOW VOLATILITY INDEX ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	47.33%
STATE STREET SPDR BLOOMBERG 1-3 MONTH T-BILL ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	27.05%
STATE STREET SPDR BLOOMBERG 3-12 MONTH T-BILL ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	30.77%
STATE STREET SPDR BLOOMBERG 1-10 YEAR TIPS ETF	State Street Bank & Trust Company One Congress Street Boston, MA 02114	54.15%
STATE STREET SPDR BLOOMBERG EMERGING MARKETS USD BOND ETF	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	32.02%
STATE STREET SPDR BLOOMBERG INVESTMENT GRADE FLOATING RATE ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	30.02%
STATE STREET SPDR NUVEEN ICE HIGH YIELD MUNICIPAL BOND ETF	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	27.05%
STATE STREET SPDR NUVEEN ICE SHORT TERM MUNICIPAL BOND ETF	Merrill Lynch, Pierce, Fenner & Smith Incorporated One Bryant Park New York, NY 10036	30.95%
100

Fund	Name and Address	% Ownership
STATE STREET SPDR PORTFOLIO AGGREGATE BOND INDEX ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	33.20%
STATE STREET SPDR PORTFOLIO CORPORATE BOND INDEX ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	29.94%
STATE STREET SPDR PORTFOLIO INTERMEDIATE TERM CORPORATE BOND INDEX ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	28.42%
STATE STREET SPDR PORTFOLIO INTERMEDIATE TERM TREASURY INDEX ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	35.60%
STATE STREET SPDR PORTFOLIO LONG TERM TREASURY INDEX ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	27.22%
STATE STREET SPDR PORTFOLIO MORTGAGE BACKED BOND INDEX ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	73.42%
STATE STREET SPDR PORTFOLIO SHORT TERM CORPORATE BOND INDEX ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	31.98%
STATE STREET SPDR PORTFOLIO SHORT TERM TREASURY INDEX ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	25.46%
STATE STREET SPDR PORTFOLIO TIPS INDEX ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	46.02%
STATE STREET SPDR PORTFOLIO TREASURY INDEX ETF	The Northern Trust Company 50 South LaSalle Street Chicago, IL 60603	53.64%
STATE STREET SPDR PORTFOLIO ULTRA SHORT T-BILL INDEX ETF	BofA Securities, Inc. One Bryant Park New York, NY 10036	52.24%
The Trustees and Officers of the Trust, as a group, own less than 1% of the Trust's voting securities as of the date of this SAI.
Purchase and Redemption of Creation Units
Each Fund issues and redeems its Shares on a continuous basis, at net asset value, only in a large specified number of Shares called a “Creation Unit.” The value of each Fund is determined once each business day, except with respect to the State Street SPDR Bloomberg 1-3 Month T-Bill ETF, the value of which is determined twice each business day, as described under “Determination of Net Asset Value.” The Creation Unit size for a Fund may change. Authorized Participants (as defined below) will be notified of such change.
The principal consideration for creations and redemptions for each Equity ETF is in-kind, although this may be revised at any time without notice. The principal consideration for creations and redemptions for each Fixed Income ETF is set forth in the table below:
Fund	Creation*	Redemption*
State Street SPDR Bloomberg 1-10 Year TIPS ETF	In-Kind	In-Kind
State Street SPDR Bloomberg 1-3 Month T-Bill ETF	In-Kind/Cash **	In-Kind/Cash **
101

Fund	Creation*	Redemption*
State Street SPDR Bloomberg 3-12 Month T-Bill ETF	In-Kind	In-Kind
State Street SPDR Bloomberg Convertible Securities ETF	In-Kind	In-Kind
State Street SPDR Bloomberg Emerging Markets USD Bond ETF	In-Kind	In-Kind
State Street SPDR Bloomberg High Yield Bond ETF	In-Kind	In-Kind
State Street SPDR Bloomberg Investment Grade Floating Rate ETF	In-Kind	In-Kind
State Street SPDR Bloomberg Short Term High Yield Bond ETF	In-Kind	In-Kind
State Street SPDR Nuveen ICE High Yield Municipal Bond ETF	Cash	In-Kind
State Street SPDR Nuveen ICE Municipal Bond ETF	Cash	In-Kind
State Street SPDR Nuveen ICE Short Term Municipal Bond ETF	Cash	In-Kind
State Street SPDR Portfolio Aggregate Bond Index ETF	In-Kind ***	In-Kind ***
State Street SPDR Portfolio Corporate Bond Index ETF	In-Kind	In-Kind
State Street SPDR Portfolio High Yield Bond Index ETF	In-Kind	In-Kind
State Street SPDR Portfolio Intermediate Term Corporate Bond Index ETF	In-Kind	In-Kind
State Street SPDR Portfolio Intermediate Term Treasury Index ETF	In-Kind	In-Kind
State Street SPDR Portfolio Long Term Corporate Bond Index ETF	In-Kind	In-Kind
State Street SPDR Portfolio Long Term Treasury Index ETF	In-Kind	In-Kind
State Street SPDR Portfolio Mortgage Backed Bond Index ETF	Cash	Cash
State Street SPDR Portfolio Short Term Corporate Bond Index ETF	In-Kind	In-Kind
State Street SPDR Portfolio Short Term Treasury Index ETF	In-Kind	In-Kind
State Street SPDR Portfolio TIPS Index ETF	In-Kind	In-Kind
State Street SPDR Portfolio Treasury Index ETF	In-Kind	In-Kind
State Street SPDR Portfolio Ultra Short T-Bill Index ETF	In-Kind/Cash **	In-Kind/Cash **
*
May be revised at any time without notice. ETFs that effect redemptions principally for cash may be less tax efficient than ETFs that effect redemptions principally in-kind.
**
The principal consideration for creations and redemptions for the Fund is in-kind or cash, except for redemptions settling on T+0 (as defined and discussed herein). The principal consideration for redemptions settling on T+0 is cash.
***
Cash is to be provided in lieu of TBA positions.
PURCHASE (CREATION)
The Trust issues and sells Shares of each Fund only: in Creation Units on a continuous basis through the Principal Underwriter, without a sales load (but subject to transaction fees), at their NAV per share next determined after receipt of an order, on any Business Day (as defined below), in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”).
A “Business Day” with respect to a Fund is, generally, any day on which the NYSE is open for business, although Fixed Income ETFs will also not be open for orders on days when the bond markets are closed.
FUND DEPOSIT
The consideration for purchase of a Creation Unit of a Fund generally consists of either (i) the Deposit Securities and the Cash Component (defined below), computed as described below or (ii) the cash value of the Deposit Securities and the “Cash Component,” computed as described below. When accepting purchases of Creation Units for cash, a Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.
Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund. The “Cash Component,” which may include a Dividend Equivalent Payment, is an amount equal to the difference between the net asset value of the Shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. The “Dividend Equivalent Payment” enables a Fund to make a complete distribution of dividends on the day preceding the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the portfolio securities of the Fund (“Dividend Securities”) with ex-dividend dates within the accumulation period for such distribution (the “Accumulation Period”), net of expenses and liabilities for such period, as if all of the Dividend Securities had been held by the Fund for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for each Fund and ends on the day preceding the next ex-dividend date. If the Cash Component is a positive number (i.e.,
102

the net asset value per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the net asset value per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).
The Custodian, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current standard Fund Deposit (based on information at the end of the previous Business Day) for a Fund. Such standard Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of a Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.
The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for each Fund may be changed from time to time with a view to the investment objective of the Fund. Information regarding the Fund Deposit necessary for the purchase of a Creation Unit is made available to Authorized Participants and other market participants seeking to transact in Creation Unit aggregations.
The Trust intends to require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to replace any Deposit Security that is a TBA transaction. The amount of cash contributed will be equivalent to the price of the TBA transaction listed as a Deposit Security. As noted above, the Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery, (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities or the Federal Reserve System for U.S. Treasury securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws, or (v) in certain other situations (collectively, “non-standard orders”). The Trust also reserves the right to: (i) permit or require the substitution of Deposit Securities in lieu of Deposit Cash; and (ii) include or remove Deposit Securities from the basket in anticipation of portfolio changes. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the subject Index being tracked by the relevant Fund or resulting from certain corporate actions.
PROCEDURES FOR PURCHASE OF CREATION UNITS
To be eligible to place orders with the Principal Underwriter, as facilitated via the Transfer Agent, to purchase a Creation Unit of a Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”), and, with respect to the Fixed Income ETFs, must have the ability to clear through the Federal Reserve System. In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Principal Underwriter and the Transfer Agent, and that has been accepted by the Trust, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below) and any other applicable fees, taxes and additional variable charge.
All orders to purchase Shares directly from a Fund, including non-standard orders, must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or the applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”
103

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from a Fund in Creation Units have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.
On days when the Exchange or the bond markets close earlier than normal, a Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which a Fund's investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order by the cut-off time. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.
Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash and U.S. government securities), or through DTC (for corporate securities and municipal securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the subcustodian of a Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of a Fund or its agents by no later than the Settlement Date. The “Settlement Date” with respect to a creation order for a Fund is generally the first Business Day (“T+1”) after the Order Placement Date. With respect to the State Street SPDR Bloomberg 1-3 Month T-Bill ETF, a Settlement Date that is the same date (“T+0”) as the Order Placement Date is available if an order is placed prior to 12:00 p.m. Eastern time and in accordance with provided instructions. With respect to the State Street SPDR Bloomberg 1-3 Month T-Bill ETF, T+0 Settlement Dates are generally not available on days when bond markets are closed or on days when the Exchange closes early (i.e. before 4:00 p.m. Eastern time). All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the first Business Day following the day on which the purchase order is deemed received by the Distributor. Delivery of Creation Units for the State Street SPDR Bloomberg 1-3 Month T-Bill ETF generally will occur on the same day for orders settling on T+0, and the following Business Day for orders settling on T+1.
The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions), with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions) on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.
Shortened settlement cycles are expected to be available, through which creation transactions can be settled on the trade date in accordance with instructions provided by the Trust and/or Distributor.
104

ISSUANCE OF A CREATION UNIT
Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Principal Underwriter and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units.
In instances where the Trust accepts Deposit Securities for the purchase of a Creation Unit, the Creation Unit may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the net asset value of the Shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a general non-interest bearing collateral account. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Trust may use such Additional Cash Deposit to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for all costs, expenses, dividends, income and taxes associated with missing Deposit Securities, including the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Principal Underwriter plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee as set forth below under “Creation Transaction Fees” will be charged in all cases and an additional variable charge may also be applied. The delivery of Creation Units so created generally will occur no later than the Settlement Date.
ACCEPTANCE OF ORDERS OF CREATION UNITS
The Trust reserves the right to reject an order for Creation Units transmitted in respect of a Fund at its discretion, including, without limitation, if (a) the order is not in proper form or the Deposit Securities delivered do not consist of the securities that the Custodian specified; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Authorized Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (f) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent, the Distributor and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Principal Underwriter, the Custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Trust or its agents shall communicate to the Authorized Participant its rejection of an order. The Trust, the Transfer Agent, the Custodian and the Principal Underwriter are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Principal Underwriter shall not be liable for the rejection of any purchase order for Creation Units. Given the importance of the ongoing issuance of Creation Units to maintaining a market price that is at or close to the underlying net asset value of the Fund, the Trust does not intend to suspend acceptance of orders for Creation Units.
All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.
105

REDEMPTION
Shares may be redeemed only in Creation Units at their net asset value next determined after receipt of a redemption request in proper form by a Fund through the Distributor and only on a Business Day. Except upon liquidation of a Fund, the Trust will not redeem Shares in amounts less than Creation Units. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.
With respect to each Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each Business Day, the list of the names and share quantities of securities designated by the Fund that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Redemption Securities”). Redemption Securities received on redemption may not be identical to Deposit Securities. The identity and number of shares of the Redemption Securities or the Cash Redemption Amount (defined below) may be changed from time to time with a view to the investment objective of a Fund.
Redemption proceeds for a Creation Unit are paid either in-kind or in cash or a combination thereof, as determined by the Trust. With respect to in-kind redemptions of a Fund, redemption proceeds for a Creation Unit will consist of Redemption Securities plus cash in an amount equal to the difference between the net asset value of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Redemption Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee and any applicable additional variable charge as set forth below. In the event that the Redemption Securities have a value greater than the net asset value of the Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing: (i) the Trust will substitute a cash in lieu amount to replace any Fund Security that is a TBA transaction and the amount of cash paid out in such cases will be equivalent to the value of the TBA transaction listed as a Fund Security and (ii) at the Trust's discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Redemption Securities.
PROCEDURES FOR REDEMPTION OF CREATION UNITS
After the Trust has deemed an order for redemption received, the Trust will initiate procedures to transfer the requisite Redemption Securities and the Cash Redemption Amount to the Authorized Participant by the Settlement Date. The “Settlement Date” with respect to a redemption order for a Fund is generally T+1. With respect to the State Street SPDR Bloomberg 1-3 Month T-Bill ETF, a T+0 Settlement Date is available if an order is placed prior to 12:00 p.m. Eastern time and in accordance with provided instructions. With respect to the State Street SPDR Bloomberg 1-3 Month T-Bill ETF, T+0 Settlement Dates are generally not available on days when bond markets are closed or on days when the Exchange closes early (i.e. before 4:00 p.m. Eastern time). With respect to in-kind redemptions of a Fund, the calculation of the value of the Redemption Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian according to the procedures set forth under “Determination of Net Asset Value”, computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Principal Underwriter by a DTC Participant by the specified time on the Order Placement Date, and the requisite number of Shares of a Fund are delivered to the Custodian prior to 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions) on the Settlement Date, then the value of the Redemption Securities and the Cash Redemption Amount to be delivered will be determined by the Custodian on such Order Placement Date. If the requisite number of Shares of the Fund are not delivered by 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions) on the Settlement Date, the Fund will not release the underlying securities for delivery unless collateral is posted in such percentage amount of missing Shares as set forth in the Participant Agreement (marked to market daily).
With respect to in-kind redemptions of a Fund, in connection with taking delivery of shares of Redemption Securities upon redemption of Creation Units, an Authorized Participant must maintain appropriate custody arrangements with a qualified broker- dealer, bank or other custody providers in each jurisdiction in which any of the Redemption Securities are customarily traded (or such other arrangements as allowed by the Trust or its agents), to which account such Redemption Securities will be delivered. Delivery of redemption proceeds is generally T+1. Delivery of redemption proceeds for the
106

State Street SPDR Bloomberg 1-3 Month T-Bill ETF generally will occur on the same day for orders settling on T+0, and the following Business Day for orders settling on T+1. The order form specifies the date at which the delivery of redemption proceeds for a specific Fund is generally expected to occur.
Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than one Business Day after the day on which the redemption request is received in proper form. If the Authorized Participant has not made appropriate arrangements to take delivery of the Redemption Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Redemption Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such Shares in cash, and the Authorized Participant will be required to receive its redemption proceeds in cash.
If it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Redemption Securities, the Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Redemption Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Redemption Securities but does not differ in net asset value.
An Authorized Participant submitting a redemption request is deemed to represent to the Trust that, as of the close of the Business Day on which the redemption request was submitted, it (or its client) will own (within the meaning of Rule 200 of Regulation SHO) or has arranged to borrow for delivery to the Trust on or prior to the Settlement Date of the redemption request, the requisite number of Shares of the relevant Fund to be redeemed as a Creation Unit. In either case, the Authorized Participant is deemed to acknowledge that: (i) it (or its client) has full legal authority and legal right to tender for redemption the requisite number of Shares of the applicable Fund and to receive the entire proceeds of the redemption; and (ii) if such Shares submitted for redemption have been loaned or pledged to another party or are the subject of a repurchase agreement, securities lending agreement or any other arrangement affecting legal or beneficial ownership of such Shares being tendered, there are no restrictions precluding the tender and delivery of such Shares (including borrowed shares, if any) for redemption, free and clear of liens, on the redemption Settlement Date. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from a Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.
Redemptions of Shares for Redemption Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Redemption Securities upon redemptions or could not do so without first registering the Redemption Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Redemption Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Redemption Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Redemption Securities.
The right of redemption may be suspended or the date of payment postponed with respect to a Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the NAV of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.
With respect to the State Street SPDR Bloomberg 1-3 Month T-Bill ETF and the State Street SPDR Bloomberg 3-12 Month T-Bill ETF, the right of redemption may be suspended or the date of payment delayed longer than one day (1) for any period during which there is a non-routine closure of the Fedwire or applicable Federal Reserve Banks; (2) for any
107

period during which the Exchange is closed (other than customary weekend and holiday closings); (3) for any period during which trading on the Exchange is suspended or restricted; (4) for any period during which an emergency exists as a result of which (a) disposal of securities owned by the Fund is not reasonably practicable or (b) it is not reasonably practicable for the Fund to fairly determine the NAV of the Shares of the Fund; (5) for any period during which the SEC has, by rule or regulation, deemed that (a) trading shall be restricted or (b) an emergency exists; (6) for any period that the SEC may by order permit for shareholder protection; or (7) for any period during which the Fund, as part of a necessary liquidation of the Fund, has properly postponed and/or suspended redemption of Shares and payment in accordance with federal securities laws. Any such suspension or postponement described above will be consistent with the Fund's obligations under Section 22(e) of the 1940 Act.
REQUIRED EARLY ACCEPTANCE OF ORDERS FOR CERTAIN INTERNATIONAL FUNDS
Notwithstanding the foregoing, as described in the Participant Agreement and/or the applicable order form, certain Funds may require orders to be placed prior to the trade date, as described in the Participant Agreement or the applicable order form, in order to receive the trade date's net asset value. The cut-off time to receive the trade date's net asset value will not precede the calculation of the net asset value of a Fund's shares on the prior Business Day. Orders to purchase Shares of such Funds that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) that the equity markets in the relevant foreign market are closed may not be accepted. Authorized Participants may be notified that the cut-off time for an order may be earlier on a particular Business Day, as described in the Participant Agreement and the applicable order form.
CREATION AND REDEMPTION TRANSACTION FEES
A transaction fee, as set forth in the table below, is imposed for the transfer and other transaction costs associated with the purchase or redemption of Creation Units, as applicable. Authorized Participants will be required to pay a fixed creation transaction fee and/or a fixed redemption transaction fee, as applicable, on a given day regardless of the number of Creation Units created or redeemed on that day. A Fund may adjust the transaction fee from time to time. An additional charge or a variable charge (discussed below) will be applied to certain creation and redemption transactions, including non-standard orders and whole or partial cash purchases or redemptions. With respect to creation orders, Authorized Participants are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust and with respect to redemption orders, Authorized Participants are responsible for the costs of transferring the Redemption Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may also be charged a fee for such services.
Creation and Redemption Transaction Fees:
Fund	Transaction Fee*, **	Maximum Transaction Fee*, **
State Street SPDR Bloomberg 1-10 Year TIPS ETF	$50	$200
State Street SPDR Bloomberg 1-3 Month T-Bill ETF	$250	$1,000
State Street SPDR Bloomberg 3-12 Month T-Bill ETF	$250	$1,000
State Street SPDR Bloomberg Convertible Securities ETF	$500	$2,000
State Street SPDR Bloomberg Emerging Markets USD Bond ETF	$700	$2,800
State Street SPDR Bloomberg High Yield Bond ETF	$500	$2,000
State Street SPDR Bloomberg Investment Grade Floating Rate ETF	$200	$800
State Street SPDR Bloomberg Short Term High Yield Bond ETF	$500	$2,000
State Street SPDR Dow Jones REIT ETF	$1,000	$4,000
State Street SPDR FactSet Innovative Technology ETF	$250	$1,000
State Street SPDR Global Dow ETF	$1,000	$4,000
State Street SPDR ICE Preferred Securities ETF	$750	$3,000
State Street SPDR MSCI USA Gender Diversity ETF	$750	$3,000
State Street SPDR MSCI USA StrategicFactors ETF	$750	$3,000
State Street SPDR NYSE Technology ETF	$500	$2,000
State Street SPDR Nuveen ICE High Yield Municipal Bond ETF	$250	$1,000
State Street SPDR Nuveen ICE Municipal Bond ETF	$250	$1,000
State Street SPDR Nuveen ICE Short Term Municipal Bond ETF	$250	$1,000
State Street SPDR Portfolio Aggregate Bond Index ETF	$500	$2,000
108

Fund	Transaction Fee*, **	Maximum Transaction Fee*, **
State Street SPDR Portfolio Corporate Bond Index ETF	$500	$2,000
State Street SPDR Portfolio High Yield Bond Index ETF	$250	$1,000
State Street SPDR Portfolio Intermediate Term Corporate Bond Index ETF	$500	$2,000
State Street SPDR Portfolio Intermediate Term Treasury Index ETF	$500	$2,000
State Street SPDR Portfolio Long Term Corporate Bond Index ETF	$500	$2,000
State Street SPDR Portfolio Long Term Treasury Index ETF	$500	$2,000
State Street SPDR Portfolio Mortgage Backed Bond Index ETF	$250	$1,000
State Street SPDR Portfolio Nasdaq 100 ETF	Cash: $100 In-Kind: $150	Cash: $300 In-Kind: $450
State Street SPDR Portfolio S&P 1500 Composite Stock Market ETF	$500	$2,000
State Street SPDR Portfolio S&P 400 Mid Cap ETF	$500	$2,000
State Street SPDR Portfolio S&P 500 Growth ETF	$350	$1,400
State Street SPDR Portfolio S&P 500 High Dividend ETF	$250	$1,000
State Street SPDR Portfolio S&P 500 Value ETF	$500	$2,000
State Street SPDR Portfolio S&P 600 Small Cap ETF	$500	$2,000
State Street SPDR Portfolio S&P Sector Neutral Dividend ETF	$250	$1,000
State Street SPDR Portfolio Short Term Corporate Bond Index ETF	$500	$2,000
State Street SPDR Portfolio Short Term Treasury Index ETF	$250	$1,000
State Street SPDR Portfolio TIPS Index ETF	$250	$1,000
State Street SPDR Portfolio Treasury Index ETF	$750	$3,000
State Street SPDR Portfolio Ultra Short T-Bill Index ETF	$250	$1,000
State Street SPDR Russell 1000 Low Volatility Focus ETF	$500	$2,000
State Street SPDR Russell 1000 Momentum Focus ETF	$1,000	$4,000
State Street SPDR Russell 1000 Yield Focus ETF	$500	$2,000
State Street SPDR S&P 1500 Momentum Tilt ETF	$1,500	$6,000
State Street SPDR S&P 1500 Value Tilt ETF	$1,700	$6,800
State Street SPDR S&P 400 Mid Cap Growth ETF	$500	$2,000
State Street SPDR S&P 400 Mid Cap Value ETF	$500	$2,000
State Street SPDR S&P 500 Fossil Fuel Reserves Free ETF	$500	$2,000
State Street SPDR S&P 500 Scored and Screened ETF	$500	$2,000
State Street SPDR S&P 600 Small Cap Growth ETF	$1,500	$6,000
State Street SPDR S&P 600 Small Cap Value ETF	$1,500	$6,000
State Street SPDR S&P Aerospace & Defense ETF	$250	$1,000
State Street SPDR S&P Bank ETF	$250	$1,000
State Street SPDR S&P Biotech ETF	$250	$1,000
State Street SPDR S&P Capital Markets ETF	$250	$1,000
State Street SPDR S&P Dividend ETF	$250	$1,000
State Street SPDR S&P Health Care Equipment ETF	$250	$1,000
State Street SPDR S&P Health Care Services ETF	$250	$1,000
State Street SPDR S&P Homebuilders ETF	$250	$1,000
State Street SPDR S&P Insurance ETF	$250	$1,000
State Street SPDR S&P Kensho Final Frontiers ETF	$250	$1,000
State Street SPDR S&P Kensho Future Security ETF	$250	$1,000
State Street SPDR S&P Kensho Grid Innovation ETF	$250	$1,000
State Street SPDR S&P Kensho Intelligent Structures ETF	$250	$1,000
State Street SPDR S&P Kensho New Economies Composite ETF	$750	$3,000
State Street SPDR S&P Kensho Smart Mobility ETF	$250	$1,000
State Street SPDR S&P Metals & Mining ETF	$250	$1,000
State Street SPDR S&P Oil & Gas Equipment & Services ETF	$250	$1,000
State Street SPDR S&P Oil & Gas Exploration & Production ETF	$250	$1,000
State Street SPDR S&P Pharmaceuticals ETF	$250	$1,000
State Street SPDR S&P Regional Banking ETF	$250	$1,000
109

Fund	Transaction Fee*, **	Maximum Transaction Fee*, **
State Street SPDR S&P Retail ETF	$250	$1,000
State Street SPDR S&P Semiconductor ETF	$250	$1,000
State Street SPDR S&P Software & Services ETF	$250	$1,000
State Street SPDR S&P Telecom ETF	$250	$1,000
State Street SPDR S&P Transportation ETF	$250	$1,000
State Street SPDR US Large Cap Low Volatility Index ETF	$250	$1,000
State Street SPDR US Small Cap Low Volatility Index ETF	$300	$1,200
*
From time to time, a Fund may waive all or a portion of its applicable transaction fee(s). An additional charge of up to three (3) times the standard transaction fee may be charged to the extent a transaction is outside of the clearing process.
**
In addition to the transaction fees listed above, the Funds may charge an additional variable fee for creations and redemptions in cash to offset brokerage and impact expenses associated with the cash transaction. The variable transaction fee will be calculated based on historical transaction cost data and the Adviser's view of current market conditions; however, the actual variable fee charged for a given transaction may be lower or higher than the trading expenses incurred by a Fund with respect to that transaction.
Determination of Net Asset Value
The following information supplements and should be read in conjunction with the sections in the applicable Prospectus entitled “PURCHASE AND SALE INFORMATION” and “ADDITIONAL PURCHASE AND SALE INFORMATION.”
NAV per Share for each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund other than the State Street SPDR Bloomberg 1-3 Month T-Bill ETF is calculated by State Street and determined once daily as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. Eastern time) on each day that such exchange is open. With respect to the State Street SPDR Bloomberg 1-3 Month T-Bill ETF, the Fund's NAV is calculated and determined twice daily on each day the NYSE is open at the following times: (i) 12:00 p.m. Eastern time; and (ii) at the close of the regular trading session on the NYSE. Creation/redemption order cut-off times may be earlier on any day that the Securities Industry and Financial Markets Association (or applicable exchange or market on which a Fund's investments are traded) announces an early closing time. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at market rates on the date of valuation (generally as of 4:00 p.m. London time) as quoted by one or more sources.
In calculating a Fund's net asset value per Share, the Fund's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer) or (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer). Each Fund relies on a third-party service provider for assistance with the daily calculation of the Fund's NAV. The third-party service provider, in turn, relies on other parties for certain pricing data and other inputs used in the calculation of the Fund's NAV. Therefore, each Fund is subject to certain operational risks associated with reliance on its service provider and that service provider's sources of pricing and other data. NAV calculation may be adversely affected by operational risks arising from factors such as errors or failures in systems and technology. Such errors or failures may result in inaccurately calculated NAVs, delays in the calculation of NAVs and/or the inability to calculate NAV over extended time periods. A Fund may be unable to recover any losses associated with such failures. Each Fund may use various pricing services or discontinue the use of any pricing service. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund's published net asset value per share. In the case of shares of other funds that are traded on an exchange, a market valuation means such fund's official closing price. Fixed-income assets (other than U.S. fixed-income assets) are generally valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. U.S. fixed-income assets are generally valued at 4:00 p.m. Eastern time (except U.S. fixed-income assets are generally valued as of 12:00 p.m. Eastern time for the State Street SPDR Bloomberg 1-3 Month T-Bill ETF's 12:00 p.m. Eastern time NAV calculation and 4:00 p.m. Eastern time for the Fund's 4:00 p.m. Eastern time NAV calculation). Fixed-income assets are generally valued at the mean of the bid and ask prices for bank loans and inflation protected securities, and at the bid price for all other fixed-income assets. Options on securities, indices or swaps listed or traded on an exchange, system or market, whether domestic or foreign, are valued at readily available market quotations on that exchange, system or market on the valuation date. Such readily available market quotations will generally reflect the mean of the last reported bid and ask
110

prices. If the mean of the last reported bid and ask prices is deemed by the Adviser to be unavailable or unreliable, the last reported sale, official closing price or an intrinsic value may be considered to value the option, subject to the determination of the Adviser in accordance with Board approved valuation procedures (the “Valuation Procedures”). Exchange listed futures will be priced at the settlement price and options on futures are priced at their last sale price on the exchange on which they are traded, provided that if there are no sales on such exchange on a particular day, futures and options on futures are valued at either the last reported sale or official closing price, subject to the determination of the Adviser in accordance with the Valuation Procedures. Swap agreements are generally valued daily based upon broker quotations or by a pricing service, subject to the determination of the Adviser in accordance with the Valuation Procedures.
Pursuant to the Valuation Procedures, the Board has designated the Adviser as the valuation designee for each Fund. The Valuation Procedures address, among other things, (i) determining (a) when market quotations are not readily available or reliable and (b) the methodologies to be used for determining the fair value of investments, and (ii) the use and oversight of third-party pricing services for fair valuation. The Adviser is responsible for periodically reviewing the Valuation Procedures, and the selected methodologies used, for their continuing appropriateness and accuracy, and making any changes or adjustments to the procedures and methodologies as appropriate.
In the event that current market valuations are not readily available or are deemed unreliable, the Valuation Procedures require the Adviser to determine a security's fair value. In determining a fair value, the Adviser may consider, among other things, (i) price comparisons among multiple sources, (ii) a review of corporate actions and news events, and (iii) a review of relevant financial indicators (e.g., movement in interest rates, market indices, and prices from a Fund's index provider). In these cases, a Fund's net asset value may reflect certain portfolio securities' fair values rather than their market prices. The fair value of a portfolio instrument is generally the price which a Fund might reasonably expect to receive upon its current sale in an orderly market between market participants. Ascertaining fair value requires a determination of the amount that an arm's-length buyer, under the circumstances, would currently pay for the portfolio instrument. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund's net asset value and the prices used by the Index. This may result in a difference between a Fund's performance and the performance of the Index.
Dividends and Distributions
The following information supplements and should be read in conjunction with the section in each Prospectus entitled “DISTRIBUTIONS.”
GENERAL POLICIES
Dividends from net investment income, if any, are generally declared and paid monthly by each Fixed Income ETF and quarterly for each Equity ETF (except State Street SPDR MSCI USA StrategicFactors ETF and State Street SPDR ICE Preferred Securities ETF), but may vary significantly from period to period. Income dividend distributions, if any, for the State Street SPDR MSCI USA StrategicFactors ETF and State Street SPDR ICE Preferred Securities ETF are generally distributed to shareholders semi-annually and monthly, respectively, but may vary significantly from period to period. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for a Fund to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act.
Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.
Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve a Fund's eligibility for treatment as a RIC under the Internal Revenue Code or to avoid imposition of income or excise taxes at the Fund level.
DIVIDEND REINVESTMENT
Broker dealers, at their own discretion, may offer a dividend reinvestment service under which Shares are purchased in the secondary market at current market prices. Investors should consult their broker dealer for further information regarding any dividend reinvestment service offered by such broker dealer.
111

Taxes
The following is a summary of certain federal income tax considerations generally affecting the Funds and their shareholders that supplements the discussions in the Prospectuses. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders, and the discussion here and in each Prospectus is not intended to be a substitute for careful tax planning.
The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
The following information should be read in conjunction with the section in the Prospectuses entitled “ADDITIONAL TAX INFORMATION.”
TAXATION OF THE FUNDS
Each Fund is treated as a separate corporation for federal income tax purposes. A Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectuses. Losses in one series of the Trust do not offset gains in any other series of the Trust and the requirements (other than certain organizational requirements) for qualifying for treatment as a RIC are determined at the Fund level rather than at the Trust level. Each Fund has elected or will elect and intends to qualify each year to be treated as a separate RIC under Subchapter M of the Internal Revenue Code. As such, each Fund should not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. In order to qualify for treatment as a RIC, a Fund must distribute annually to its shareholders at least the sum of 90% of its taxable net investment income (generally including the excess of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income, if any (the “Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (ii) at the end of each quarter of a Fund's taxable year, its assets must be diversified so that (a) at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers that it controls and that are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).
If a Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where the Fund corrects the failure within a specified period of time. In order to be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, a Fund may be required to dispose of certain assets. If these relief provisions were not available to a Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at the applicable corporate rate without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable as ordinary income dividends to its shareholders, subject to the dividends-received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by noncorporate shareholders. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If a Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of a Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders.
112

As discussed more fully below, each Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year.
If a Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed. A Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. If a Fund failed to satisfy the Distribution Requirement for any taxable year, it would be taxed as a regular corporation, with consequences generally similar to those described in the preceding paragraph.
Given the concentration of certain of the Indexes in a relatively small number of securities, it may not be possible for certain Funds to fully implement sampling methodologies while satisfying the Diversification Requirement. A Fund's efforts to satisfy the Diversification Requirement may affect the Fund's execution of its investment strategy and may cause the Fund's return to deviate from that of the applicable Index, and the Fund's efforts to track the applicable Index may cause it inadvertently to fail to satisfy the Diversification Requirement.
A Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the twelve months ended October 31 of such year, subject to an increase for any shortfall in the prior year's distribution. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.
A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.
Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC's net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, a Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to its shareholders. Generally, the Funds may not carry forward any losses other than net capital losses.
TAXATION OF SHAREHOLDERS—DISTRIBUTIONS
Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net recognized long-term capital gains in excess of net recognized short-term capital losses, taking into account any capital loss carryforwards). Each Fund will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends-received deduction, the portion of dividends which may qualify for treatment as qualified dividend income, and the amount of exempt-interest dividends, if any.
Subject to certain limitations, dividends reported by a Fund as qualified dividend income will be taxable to noncorporate shareholders at reduced rates. Dividends may be reported by a Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income includes, in general, subject to certain holding period requirements and other requirements, dividend income from certain U.S. and foreign corporations. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States and other foreign corporations if the stock with respect to which the dividends are paid is tradable on an established securities market in the United States. A dividend generally will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the stock on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60
113

days before the date on which the stock becomes ex-dividend with respect to such dividend or, in the case of certain preferred stock, for more than 90 days during the 181-day period beginning 90 days before such date, (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Internal Revenue Code. The holding period requirements described in this paragraph apply to shareholders' investments in the Funds and to the Funds' investments in underlying dividend-paying stocks. Dividends treated as received by a Fund from a REIT or another RIC may be treated as qualified dividend income generally only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or RIC. It is expected that dividends received by a Fund from a REIT and distributed by that Fund to a shareholder generally will be taxable to the shareholder as ordinary income. Additionally, income derived in connection with a Fund's securities lending activities, will, in general, not be treated as qualified dividend income. If 95% or more of a Fund's gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, that Fund may report all distributions of such income as qualified dividend income.
Certain dividends received by a Fund from U.S. corporations (generally, dividends received by a Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) when distributed and appropriately so reported by the Fund may be eligible for the 50% dividends-received deduction generally available to corporations under the Internal Revenue Code. Dividends received by a Fund from REITs will not be eligible for that deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Shares, and, if they borrow to acquire or otherwise incur debt attributable to Shares, they may be denied a portion of the dividends-received deduction with respect to those Shares. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its Shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the Shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.
Distributions from a Fund's net short-term capital gains will generally be taxable to shareholders as ordinary income. Distributions from a Fund's net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares. Long-term capital gains are generally taxed to noncorporate shareholders at reduced rates. Certain capital gain dividends attributable to dividends a Fund receives from REITs may be taxable to noncorporate shareholders at a rate other than the reduced rates generally applicable to long-term capital gains.
The Municipal Bond ETFs intend to satisfy certain conditions (including requirements as to the proportion of their assets invested in municipal securities) that will enable them to report distributions from the interest income generated by their investments in municipal securities as exempt-interest dividends. Shareholders receiving exempt-interest dividends will not be subject to regular federal income tax on the amount of such dividends, but exempt-interest dividends may be taken into account in determining shareholders' federal alternative minimum tax liability. Insurance proceeds received by the Fund under any insurance policies in respect of scheduled interest payments on defaulted municipal securities will generally be excludable from federal gross income. In the case of non-appropriation by a political subdivision, however, there can be no assurance that payments made by the insurer representing interest on non-appropriation lease obligations will be excludable from gross income for federal income tax purposes.
Exempt-interest dividends paid by the Municipal Bond ETFs and attributable to interest earned on municipal securities issued by a state or its political subdivisions are generally exempt in the hands of a shareholder from income tax imposed by that state, but exempt-interest dividends attributable to interest on municipal securities issued by another state generally will not be exempt from such income tax.
Distributions by the Municipal Bond ETFs of net interest received from certain taxable temporary investments (such as certificates of deposit, commercial paper and obligations of the U.S. government, its agencies and instrumentalities) and net short-term capital gains realized by a Municipal Bond ETF, if any, will be taxable to shareholders as ordinary income. If a Municipal Bond ETF purchases a municipal security at a market discount, any gain realized by the Municipal Bond ETF upon sale or redemption of the municipal security will be treated as taxable interest income to the extent of the market discount, and any gain realized in excess of the market discount will be treated as capital gains.
If you lend your Shares in a Municipal Bond ETF pursuant to a securities lending or similar arrangement, you may lose the ability to treat dividends paid by the Municipal Bond ETF while the Shares are held by the borrower as tax-exempt income. Interest on indebtedness incurred by a shareholder to purchase or carry Shares of the Municipal Bond ETFs will not be
114

deductible for U.S. federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share of a Municipal Bond ETF and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed. In addition, the Internal Revenue Code may require a shareholder in a Municipal Bond ETF that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, a portion of any exempt-interest dividend paid by a Municipal Bond ETF that represents income derived from certain revenue or private activity bonds held by a Municipal Bond ETF may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. Shareholders should consult their own tax advisers as to whether they are “substantial users” with respect to a facility or “related” to such users within the meaning of the Internal Revenue Code.
Federal tax law imposes an alternative minimum tax with respect to individuals. Interest on certain municipal securities that meet the definition of private activity bonds under the Internal Revenue Code is included as an item of tax preference in determining the amount of a noncorporate taxpayer's alternative minimum taxable income. To the extent that a Municipal Bond ETF receives income from private activity bonds, a portion of the dividends paid by it, although otherwise exempt from federal income tax, may be taxable to those noncorporate shareholders subject to the alternative minimum tax regime. The Municipal Bond ETFs will annually supply shareholders with a report indicating the percentage of their income attributable to municipal securities required to be included in calculating the federal alternative minimum tax applicable to noncorporate taxpayers. Exempt-interest dividends may also be taxable to corporate shareholders under the alternative minimum tax applicable to corporations.
Although dividends generally will be treated as distributed when paid, any dividend declared by a Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.
If a Fund's distributions exceed its earnings and profits, all or a portion of the distributions made in the taxable year may be treated as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when the Shares on which the distribution was received are sold. After a shareholder's basis in the Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder's Shares.
Under Section 163(j) of the Code, a taxpayer's business interest expense is generally deductible to the extent of its business interest income plus certain other amounts. If a Fund earns business interest income, it may report a portion of its dividends as “Section 163(j) interest dividends,” which its shareholders may be able to treat as business interest income for purposes of Section 163(j) of the Code. The Fund's “Section 163(j) interest dividend” for a tax year will be limited to the excess of its business interest income over the sum of its business interest expense and other deductions properly allocable to its business interest income. In general, a Fund's shareholders may treat a distribution reported as a Section 163(j) interest dividend as interest income only to the extent the distribution exceeds the sum of the portions of the distribution reported as other types of tax-favored income (which would generally include exempt-interest income). To be eligible to treat a Section 163(j) interest dividend as interest income, a shareholder may need to meet certain holding period requirements in respect of Shares and must not have hedged its position in Shares in certain ways.
Distributions that are reinvested in additional Shares of a Fund through the means of a dividend reinvestment service, if offered by your broker-dealer, will nevertheless be taxable dividends to the same extent as if such dividends had been received in cash.
A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains (generally including capital gain distributions and capital gains realized on the sale of Shares) are generally taken into account in computing a shareholder's net investment income, but exempt-interest dividends generally are not taken into account.
Distributions of ordinary income and capital gains may also be subject to foreign, state and local taxes depending on a shareholder's circumstances.
115

TAXATION OF SHAREHOLDERS—SALE OF SHARES
In general, a sale of Shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the Shares were held. A sale of Shares held for a period of one year or less at the time of such sale will, for tax purposes, generally result in short-term capital gains or losses, and a sale of those held for more than one year will generally result in long-term capital gains or losses. Long-term capital gains are generally taxed to noncorporate shareholders at reduced rates.
Gain or loss on the sale of Shares is measured by the difference between the amount received and the adjusted tax basis of the Shares. Shareholders should keep records of investments made (including Shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their Shares. It may not be advantageous from a tax perspective for shareholders to sell or redeem Shares of a Municipal Bond ETF after tax-exempt income has accrued but before the record date for the exempt-interest dividend representing the distribution of such income. Because such accrued tax-exempt income is included in the net asset value per share, such a sale or redemption could result in treatment of the portion of the sales or redemption proceeds equal to the accrued tax-exempt interest as taxable gain (to the extent the sale or redemption price exceeds the shareholder's tax basis in the Municipal Bond ETF Shares disposed of) rather than tax-exempt interest.
A loss realized on a sale of Shares may be disallowed if substantially identical Shares are acquired (whether through the reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale of Shares held for six (6) months or less will be disallowed to the extent of exempt-interest dividends paid on such Shares, and any amount of the loss that exceeds the amount disallowed will be treated as long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain (including any amounts credited to the shareholder as undistributed capital gains).
COST BASIS REPORTING
The cost basis of Shares acquired by purchase will generally be based on the amount paid for the Shares and then may be subsequently adjusted for other applicable transactions as required by the Internal Revenue Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.
INVESTMENTS IN MASTER LIMITED PARTNERSHIPS
A Fund's ability to invest in master limited partnerships (“MLPs”) and other related entities that are treated as qualified publicly traded partnerships (“QPTPs”) for federal income tax purposes is limited by the Fund's intent to qualify as a RIC. In order to qualify as a RIC, a Fund generally may not invest more than 25% of the value of its total assets in securities of QPTPs. Each Fund intends to satisfy the requirements for qualification as a RIC and, as such each Fund must limit its investments in QPTPs accordingly. In certain cases, the status of an investment as an investment in a QPTP is not clear.
When a Fund invests in the equity securities of an MLP or any other entity that is treated as a partnership for U.S. federal income tax purposes, the Fund will be treated as a partner in the entity for tax purposes. Accordingly, in calculating such Fund's taxable income, it will be required to take into account its allocable share of the income, gains, losses, deductions, and credits recognized by each such entity, regardless of whether the entity distributes cash to a Fund. Distributions from such an entity to a Fund are not generally taxable unless the cash amount (or, in certain cases, the fair market value of marketable securities) distributed to a Fund exceeds a Fund's adjusted tax basis in its interest in the entity. In general, a Fund's allocable share of such an entity's net income will increase a Fund's adjusted tax basis in its interest in the entity, and distributions to a Fund from such an entity and a Fund's allocable share of the entity's net losses will decrease a Fund's adjusted basis in its interest in the entity, but not below zero. A Fund may receive cash distributions from such an entity in excess of the net amount of taxable income the Fund is allocated from its investment in the entity. In other circumstances, the net amount of taxable income the Fund is allocated from its investment in such an entity may exceed cash distributions received from the entity. Thus, a Fund's investments in such an entity may cause the Fund to make distributions to shareholders in excess of its earnings and profits, or such Fund may be required to sell investments, including when not otherwise advantageous to do so, in order for the Fund to satisfy the distribution requirements applicable to RICs. Depreciation or other cost recovery deductions passed through to a Fund in a given year from the Fund's investment in an MLP or a related entity treated as a partnership for U.S. federal income tax purposes will generally reduce the Fund's taxable income, but those deductions may be recaptured in a Fund's income in one or more
116

subsequent years upon either (i) the sale of an interest in the MLP or related entity or (ii) in respect of the sale or other disposition by the MLP or related entity, of property held by it. When recognized and distributed, recapture income will generally be taxable to shareholders at the time of the distribution at ordinary income tax rates, even though the shareholders at that time might not have held Shares at the time the deductions were taken by a Fund, and even though those shareholders will not have corresponding economic gain on their Shares at the time of the recapture. In order to distribute recapture income or to fund redemption requests, a Fund may need to liquidate investments, which may lead to additional recapture income.
Noncorporate taxpayers are generally eligible for a deduction of up to 20% of “qualified publicly traded partnership income.” A Fund will not be able to claim such a deduction in respect of income allocated to it by any MLPs or other publicly traded partnerships in which it invests, and shareholders will not be able to claim such a deduction in respect of Fund dividends attributable to any such income.
TAXATION OF FUND INVESTMENTS
Dividends and interest received by a Fund on foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If a Fund meets certain requirements, which include a requirement that more than 50% of the value of the Fund's total assets at the close of its respective taxable year consist of certain foreign securities (generally including foreign government securities), then the Fund should be eligible to file an election with the Internal Revenue Service (“IRS”) that may enable its shareholders, in effect, to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to certain foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to this election, a Fund would treat the applicable foreign taxes as dividends paid to its shareholders. Each such shareholder would be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit the shareholder may be entitled to use against such shareholder's federal income tax. If a Fund makes this election, the Fund will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability. If a Fund does not make this election, the Fund will be entitled to claim a deduction for certain foreign taxes incurred by the Fund. In certain instances, the Fund might not elect to apply otherwise allowable U.S. federal income tax deductions for those foreign taxes, whether or not credits or deductions for those foreign taxes could be passed through to its shareholders pursuant to the election described above. If the Fund does not elect to apply these deductions, taxable distributions you receive from the Fund may be larger than they would have been if the Fund had taken deductions for such taxes. Under certain circumstances, if a Fund receives a refund of foreign taxes paid in respect of a prior year, the value of Shares could be affected or any foreign tax credits or deductions passed through to shareholders in respect of the Fund's foreign taxes for the current year could be reduced.
Certain of the Funds' investments may be subject to complex provisions of the Internal Revenue Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the character of gains and losses realized by a Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions to its shareholders in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes. The Funds intend to monitor their transactions, intend to make appropriate tax elections, and intend to make appropriate entries in their books and records in order to mitigate the effect of these rules and preserve the Funds' qualification for treatment as RICs.
Certain investments made by a Fund may be treated as equity in passive foreign investment companies or “PFICs” for federal income tax purposes. In general, a passive foreign investment company is a foreign corporation (i) that receives at least 75% of its annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of its assets (computed based on average fair market value) either produce or are held for the production of passive income. If a Fund acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in a PFIC, the Fund could be subject to U.S. federal income tax and nondeductible interest charges on
117

“excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed by the Fund to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. A “qualified electing fund” election or a “mark to market” election may be available that would ameliorate these adverse tax consequences, but such elections could require the applicable Fund to recognize taxable income or gain (subject to the distribution requirements applicable to RICs, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax at the Fund level, a Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. Gains from the sale of stock of PFICs may also be treated as ordinary income. In order for a Fund to make a qualified electing fund election with respect to a PFIC, the PFIC would have to agree to provide certain tax information to the Fund on an annual basis, which it might not agree to do. The Funds may limit and/or manage their holdings in PFICs to limit their tax liability or maximize their returns from these investments.
If a sufficient portion of the interests in a foreign issuer are held or deemed held by a Fund, independently or together with certain other U.S. persons, that issuer may be treated as a “controlled foreign corporation” (a “CFC”) with respect to the Fund, in which case the Fund will be required to take into account each year, as ordinary income, its share of certain portions of that issuer's income, whether or not such amounts are distributed. A Fund may have to dispose of its portfolio securities (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances) to generate cash, or may have to borrow the cash, to meet its distribution requirements and avoid Fund-level taxes. In addition, some Fund gains on the disposition of interests in such an issuer may be treated as ordinary income. A Fund may limit and/or manage its holdings in issuers that could be treated as CFCs in order to limit its tax liability or maximize its after-tax return from these investments.
Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. It is anticipated that certain net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the Qualifying Income Requirement.
Investments by a Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess face value of the securities over their issue price (the “original issue discount” or “OID”) each year that the securities are held, even though the Fund may receive no cash interest payments or may receive cash interest payments that are less than the income recognized for tax purposes. In other circumstances, whether pursuant to the terms of a security or as a result of other factors outside the control of the Fund, a Fund may recognize income without receiving a commensurate amount of cash. Such income is included in determining the amount of income that a Fund must distribute to maintain its eligibility for treatment as a RIC and to avoid the payment of federal income tax, including the nondeductible 4% excise tax described above.
Any market discount recognized on a market discount bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value, or below adjusted issue price if issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount. If a Municipal Bond ETF purchases a municipal security at a market discount, any gain realized by such Fund upon sale or redemption of the municipal security will be treated as taxable interest income to the extent of the market discount, and any gain realized in excess of the market discount will be treated as capital gains. Where the income required to be recognized as a result of the OID and/or market discount rules is not matched by a corresponding cash receipt by a Fund, the Fund may be required to borrow money or dispose of securities to enable the Fund to make distributions to its shareholders in order to qualify for treatment as a RIC and eliminate taxes at the Fund level.
Special rules apply if a Fund holds inflation-indexed bonds, such as TIPS. Generally, all stated interest on inflation-indexed bonds is taken into income by a Fund under its regular method of accounting for interest income. The amount of any positive inflation adjustment for a taxable year, which results from an increase in the inflation-adjusted principal amount of the bond, is treated as OID. The amount of a Fund's OID in a taxable year with respect to a bond will increase a Fund's taxable income for such year without a corresponding receipt of cash, until the bond matures. As a result, the Fund may need to use other sources of cash to satisfy its distribution requirements for the applicable year. The amount of any
118

negative inflation adjustments, which result from a decrease in the inflation-adjusted principal amount of the bond, first reduces the amount of interest (including stated interest, OID, and market discount, if any) otherwise includable in the Fund's taxable income with respect to the bond for the taxable year; any remaining negative adjustments will be either treated as ordinary loss or, in certain circumstances, carried forward to reduce the amount of interest income taken into account with respect to the bond in future taxable years.
A noncorporate taxpayer is generally eligible for a deduction of up to 20% of the taxpayer's “qualified REIT dividends.” If a Fund receives dividends (other than capital gain dividends) in respect of U.S. REIT shares, the Fund may report its own dividends as eligible for the 20% deduction, to the extent the Fund's income is derived from such qualified REIT dividends, as reduced by allocable Fund expenses. In order for a Fund's dividends to be eligible for this deduction when received by a noncorporate shareholder, the Fund must meet certain holding period requirements with respect to the U.S. REIT shares on which the Fund received the eligible dividends, and the noncorporate shareholder must meet certain holding period requirements with respect to the Shares.
TAX-EXEMPT SHAREHOLDERS
Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, a Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in a Fund where, for example, (i) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or (ii) Shares constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Internal Revenue Code. Charitable remainder trusts are subject to special rules and should consult their tax advisors. There are no restrictions preventing a Fund from holding investments in REITs that hold residual interests in REMICs, and a Fund may do so. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.
Certain tax-exempt educational institutions will be subject to an excise tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of Shares (among other categories of income), are generally taken into account in computing a shareholder's net investment income.
FOREIGN SHAREHOLDERS
Dividends, other than capital gains dividends and exempt-interest dividends, “short-term capital gain dividends” and “interest-related dividends” (described below), paid by a Fund to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law to the extent derived from investment income and short-term capital gain or unless such income is effectively connected with a U.S. trade or business carried on through a permanent establishment in the United States. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and the proper withholding form(s) to be submitted to a Fund. A non-U.S. shareholder who fails to provide an appropriate IRS Form W-8 may be subject to backup withholding at the appropriate rate.
Dividends reported by a Fund as (i) interest-related dividends, to the extent such dividends are derived from the Fund's “qualified net interest income,” or (ii) short-term capital gain dividends, to the extent such dividends are derived from the Fund's “qualified short-term gain,” are generally exempt from this 30% withholding tax. “Qualified net interest income” is a Fund's net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of a Fund's net short-term capital gain for the taxable year over its net long-term capital loss, if any. In the case of Shares held through an intermediary, the intermediary may withhold even if a Fund reports the payment as an interest-related dividend or as a short-term capital gain dividend. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.
Unless certain non-U.S. entities that hold Shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions (other than exempt-interest dividends) payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.
119

Non-U.S. persons are subject to U.S. tax on disposition of a “United States real property interest” (a “USRPI”). Gain on such a disposition is sometimes referred to as “FIRPTA gain.” The Internal Revenue Code provides a look-through rule for distributions of “FIRPTA gain” if certain requirements are met. If the look-through rule applies, certain distributions attributable to income treated as received by a Fund from REITs may be treated as gain from the disposition of a USRPI, causing distributions to be subject to U.S. withholding taxes, and requiring non-U.S. investors to file nonresident U.S. income tax returns. Also, FIRPTA gain may be subject to a 30% branch profits tax in the hands of a non-U.S. shareholder that is treated as a corporation for federal income tax purposes. Under certain circumstances, Shares may qualify as USRPIs, which could result in 15% withholding on certain distributions and gross redemption proceeds paid to certain non-U.S. investors.
BACKUP WITHHOLDING
A Fund will be required in certain cases to withhold (as “backup withholding”) on amounts (including exempt-interest dividends) payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the U.S.
CREATION UNITS
An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger's aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.
Any gain or loss realized upon a creation of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Similarly, any gain or loss realized upon a redemption of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the Shares comprising the Creation Units as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year, and otherwise will be short-term capital gain or loss. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Shares comprising the Creation Units have been held for more than one year, and otherwise, will generally be short-term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for six (6) months or less will be disallowed to the extent of exempt-interest dividends paid with respect to the Creation Units, and to the extent not disallowed will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gains with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).
A Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to section 351 of the Internal Revenue Code, the Fund would have a basis in any deposit securities different from the market value of such securities on the date of deposit. A Fund also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination. If a Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Shares so ordered, own 80% or more of the outstanding shares of the Fund, the purchaser (or a group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units.
If a Fund redeems Creation Units in cash, it may bear additional costs and recognize more capital gains than it would if it redeems Creation Units in kind.
Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.
120

CERTAIN POTENTIAL TAX REPORTING REQUIREMENTS
Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to adverse tax consequences, including significant penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.
STATE TAX MATTERS
The discussion of state and local tax treatment is based on the assumptions that the Funds will qualify for treatment under Subchapter M of the Internal Revenue Code as RICs, that the Municipal Bond ETFs will satisfy the conditions which will cause distributions to qualify as exempt-interest dividends to shareholders when distributed as intended, and that each Fund will distribute all interest and dividends it receives to its shareholders. The tax discussion summarizes general state and local tax laws which are currently in effect and which are subject to change by legislative, judicial or administrative action; any such changes may be retroactive with respect to the applicable Fund's transactions. Investors should consult a tax advisor for more detailed information about state and local taxes to which they may be subject.
Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Ginnie Mae or Fannie Mae securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.
Capital Stock and Other Securities
Each Fund issues Shares of beneficial interest, par value $.01 per Share. The Board may designate additional funds.
Each Share issued by the Trust has a pro rata interest in the assets of the corresponding series of the Trust. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to each Fund, and in the net distributable assets of each Fund on liquidation.
Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all series of the Trust vote together as a single class except that if the matter being voted on affects only a particular fund it will be voted on only by that fund and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. Under Massachusetts law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust (regardless of the fund) have noncumulative voting rights for the election of Trustees. Under Massachusetts law, Trustees of the Trust may be removed by vote of the shareholders.
Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust, requires that Trust obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for
121

the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of each Fund's assets and operations, the risk to shareholders of personal liability is believed to be remote.
Shareholder inquiries may be made by writing to the Trust, c/o the Distributor, State Street Global Advisors Funds Distributors, LLC at One Congress Street, Boston, Massachusetts 02114.
Counsel and Independent Registered Public Accounting Firm
Morgan, Lewis & Bockius LLP, located at 1111 Pennsylvania Avenue NW, Washington, DC 20004, serves as counsel to the Trust. Ernst & Young LLP, located at 200 Clarendon Street, Boston, Massachusetts 02116, serves as the independent registered public accounting firm of the Trust. Ernst & Young LLP performs annual audits of the Funds' financial statements and provides other audit, tax and related services.
Local Market Holiday Schedules
The Trust generally intends to effect deliveries of the Funds' redemption proceeds on T+1 (as noted in “PURCHASE AND REDEMPTION OF CREATION UNITS” above, the State Street SPDR Bloomberg 1-3 Month T-Bill ETF may, in certain circumstances, deliver redemption proceeds on T+0). The ability of the Trust to effect in-kind redemptions within one Business Day of receipt of a redemption request is subject, among other things, to the condition that, within the time period from the date of the request to the date of delivery of the redemption proceeds, there are no days that are local market holidays on the relevant Business Days. For every occurrence of one or more intervening holidays in the local market that are not holidays observed in the United States, the redemption settlement cycle may be extended by the number of such intervening local holidays. In addition to holidays, other unforeseeable market closings due to emergencies may also prevent the Trust from delivering securities within one Business Day.
The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with local market holiday schedules, may require a delivery process longer than the standard settlement period. In certain circumstances during the calendar year, the settlement period may be greater than seven calendar days.
Financial Statements
The financial statements and financial highlights of the Funds that were operating during the year ended June 30, 2026, along with the Report of Ernst & Young LLP, the Trust's Independent Registered Public Accounting Firm, are included in the Trust's Form N-CSR filing, and are incorporated by reference into this Statement of Additional Information.
122

APPENDIX A
Standard & Poor's, a division of S&P Global (“S&P”), Long-Term Issue Ratings*:
AAA	An obligation rated ‘AAA' has the highest rating assigned by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.
AA	An obligation rated ‘AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong.
A
An obligation rated ‘A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.

BBB
An obligation rated ‘BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor's capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C
Obligations rated ‘BB', ‘B', ‘CCC', ‘CC', and ‘C' are regarded as having significant speculative characteristics. ‘BB' indicates the least degree of speculation and ‘C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB
An obligation rated ‘BB' is less vulnerable to nonpayment than other speculative issues.
However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.

B
An obligation rated ‘B' is more vulnerable to nonpayment than obligations rated ‘BB', but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.

CCC
An obligation rated ‘CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC
An obligation rated ‘CC' is currently highly vulnerable to nonpayment. The ‘CC' rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C
An obligation rated ‘C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D
An obligation rated ‘D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D' if it is subject to a distressed debt restructuring.

*
Ratings from ‘AA' to ‘CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
A-1

Moody's Investors Service, Inc.'s (“Moody's”) Long-Term Obligation Ratings:
Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
Note: For more information on long-term ratings assigned to obligations in default, please see the definition “Long-Term Credit Ratings for Defaulted or Impaired Securities” in the Other Definitions section of Moody's Rating Symbols and Definitions publication.
*
By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Fitch Ratings Ltd.'s (“Fitch”) Corporate Finance Obligations – Long-Term Ratings:
AAA: Highest Credit Quality. ‘AAA' ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very High Credit Quality. ‘AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High Credit Quality. ‘A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good Credit Quality. ‘BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative. ‘BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B: Highly Speculative. ‘B' ratings indicate that material credit risk is present.
CCC: Substantial Credit Risk. ‘CCC' ratings indicate that substantial credit risk is present.
CC: Very High Levels of Credit Risk. ‘CC' ratings indicate very high levels of credit risk.
C: Exceptionally High Levels of Credit Risk. ‘C' indicates exceptionally high levels of credit risk.
A-2

Appendix B
SPDR® Series Trust
SPDR® Index Shares Funds
SSGA Active Trust
(each, a “Trust” or “Fund,” and, collectively, the “Trusts” or “Funds”)
PROXY VOTING POLICY AND PROCEDURES
The Board of Trustees of the Trusts has adopted the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Trusts' investment portfolios.
1.
Proxy Voting Policy
The policy of each Trust is to delegate the responsibility for voting proxies relating to portfolio securities held by the Trusts to SSGA Funds Management, Inc., the Trusts' investment adviser (the “Adviser”), subject to the Trustees' continuing oversight.
2.
Fiduciary Duty
The right to vote proxies with respect to portfolio securities held by each Trust is an asset of the Trusts. The Adviser acts as a fiduciary of the Trusts and must vote proxies in a manner consistent with the best interest of the Trusts and its shareholders.
3.
Proxy Voting Procedures
A.
At least annually, the Adviser shall present to the Board of Trustees (the “Board”) its policies, procedures and other guidelines for voting proxies (“Policy”) and the Policy of any Sub-adviser (defined below) to which proxy voting authority has been delegated (see Section 9 below). In addition, the Adviser shall notify the Board of material changes to its Policy or the Policy of any Sub-adviser promptly and no later than the next regular meeting of the Board after such amendment is implemented.
B.
At least annually, the Adviser shall present to the Board its policy for managing the conflicts of interests that may arise through the Adviser's proxy voting activities. In addition, the Adviser shall report any Policy overrides involving portfolio securities held by the Trusts to the Trustees at the next regular meeting of the Board after such override(s) occur.
C.
At least annually, the Adviser shall inform the Trustees that a record is available for each proxy voted with respect to portfolio securities of each Trust during the year. Also see Section 5 below.
4.
Revocation of Authority to Vote
The delegation by the Trustees of the authority to vote proxies relating to portfolio securities of the Trusts may be revoked by the Trustees, in whole or in part, at any time.
5.
Annual Filing of Proxy Voting Record
The Adviser shall provide the required data for each proxy voted with respect to portfolio securities of a Trust to that respective Trust or its designated service provider in a timely manner and in a format acceptable to be filed in the Trust's annual proxy voting report on Form N-PX for the twelve-month period ended June 30. Form N-PX is required to be filed not later than August 31 of each year.
6.
Retention and Oversight of Proxy Advisory Firms
A.
In considering whether to retain or continue retaining a particular proxy advisory firm, the Adviser will ascertain whether the proxy advisory firm has the capacity and competency to adequately analyze proxy issues, act as proxy voting agent as requested, and implement the Policy. In this regard, the Adviser will consider, at least annually, among other things, the adequacy and quality of the proxy advisory firm's staffing and personnel and the robustness of its policies and procedures regarding its ability to identify and address any conflicts of interest. The Adviser shall, at least annually, report to the Board regarding the results of this review.
B-1

B.
The Adviser will request quarterly and annual reporting from any proxy advisory firm retained by the Adviser, and hold ad hoc meetings with such proxy advisory firm, in order to determine whether there has been any business changes that might impact the proxy advisory firm's capacity or competency to provide proxy voting advice or services or changes to the proxy advisory firm's conflicts policies or procedures. The Adviser will also take reasonable steps to investigate any material factual error, notified to the Adviser by the proxy advisory firm or identified by the Adviser, made by the proxy advisory firm in providing proxy voting services.
7.
Periodic Sampling
The Adviser will periodically sample proxy votes to review whether they complied with the Policy.
8.
Disclosures
A.
A Trust shall include in its registration statement:
1.
A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to portfolio securities; and
2.
A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling the Trust's toll-free telephone number; or through a specified Internet address; or both; and on the Securities and Exchange Commission's (the “SEC”) website.
B.
A Trust shall include in its annual and semi-annual reports to shareholders:
1.
A statement disclosing that a description of the policies and procedures used by or on behalf of the Trust to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Trust's toll-free telephone number; through a specified Internet address, if applicable; and on the SEC's website; and
2.
A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling the Trust's toll-free telephone number; or through a specified Internet address; or both; and on the SEC's website.
9.
Sub-Advisers
For certain Funds, the Adviser retains investment management firms (“Sub-advisers”) to provide day-to-day investment management services to the Trusts pursuant to sub-advisory agreements. It is the policy of the Trusts that the Adviser may delegate proxy voting authority with respect to a Fund to a Sub-adviser. Pursuant to such delegation, a Sub-adviser is authorized to vote proxies on behalf of the applicable Fund or Funds for which it serves as sub-adviser, in accordance with the Sub-adviser's proxy voting policies and procedures.
10.
Review of Policy
The Trustees shall review this policy to determine its continued sufficiency as necessary from time to time.
Adopted (SPDR Series Trust/SPDR Index Shares Funds):	May 31, 2006
Updated:	August 1, 2007
Amended:	May 29, 2009
Amended:	November 19, 2010
Adopted (SSGA Active Trust)/Amended:	May 25, 2011
Amended:	February 25, 2016
Amended:	August 17, 2023
B-2

Appendix C
Adviser's Proxy Voting Policies and Procedures

April 2026
Global Proxy Voting and Engagement Policy
State Street Investment Management is the investment management arm of State Street Corporation, a leading provider of financial services to institutional investors. As an asset manager, State Street Investment Management votes its clients' proxies where the client has delegated proxy voting authority to it, and State Street Investment Management votes these proxies and engages with companies in the manner that we believe will most likely protect and promote the long-term economic value of client investments, as described in this document.1
When engaging with and voting proxies with respect to the portfolio companies in which we invest our clients' assets, we do so on behalf of and in the best interests of the client accounts we manage and do not seek to change or influence control of any such portfolio companies. The State Street Investment Management Global Proxy Voting and Engagement Policy (the “Policy”) contains certain policies that State Street Investment Management will only apply in jurisdictions where permitted by local law and regulations. State Street Investment Management will not apply any policies contained herein in any jurisdictions where State Street Investment Management believes that implementing or following such policies would be deemed to constitute seeking to change or influence control of a portfolio company.
Introduction
At State Street Investment Management, we take our fiduciary duties as an asset manager very seriously. One of our fiduciary obligations to our clients is to always act in their best interest, including when making investment decisions, voting proxies, and conducting other shareholder engagement activities. State Street Investment Management focuses on risks and opportunities that may impact long-term value creation for our clients' investments. We rely on the elected representatives of the companies in which we invest—the board of directors—to oversee these firms' strategies. We expect effective independent board oversight of the material risks and opportunities to a firm's business and operations. We believe that appropriate consideration of these risks and opportunities is an essential component of a firm's long-term business strategy, and expect boards to actively oversee the management of the firm's strategy.
Our Asset Stewardship program
State Street Investment Management's Asset Stewardship Team is responsible for developing and implementing this Policy, the implementation of third-party proxy voting guidelines where applicable, case-by-case voting items, issuer engagement activities, and research and analysis of corporate governance issues and proxy voting items. All engagement activities conducted with U.S. public company issuers held in our clients' portfolios are conducted in accordance with Appendix A to this Policy.
The Asset Stewardship Team's activities are overseen by State Street Investment Management's Global Fiduciary and Conduct Committee (“GFCC”). The GFCC is responsible for overseeing State Street Investment Management's stewardship strategy, engagement priorities, and the implementation of this Policy.
State Street Investment Management has independently developed the Policy and all voting decisions and engagement activities for which State Street Investment Management has been given voting discretion are undertaken in accordance with the principles and viewpoints set forth in this Policy. Exceptions to this Policy include the use of an independent third party to vote on State Street Corporation (“State Street”) stock and the stock of other State Street affiliated entities, to mitigate a conflict of interest of voting on our parent company or affiliated entities, and other situations where we believe we may be conflicted from voting (for example, stock of a public company for which a State Street director also serves as a director, or due to an outside business interest). In such cases, delegated third parties exercise vote decisions based on their independent voting policy.

1
This Policy is applicable to SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other investment advisory affiliates of State Street Corporation.

We aim to vote at all shareholder meetings where our clients have given us the authority to vote their shares and where it is feasible to do so. However, when we deem appropriate, we may refrain from voting at meetings in cases where:
•Power of attorney documentation is required.
•Voting would have a material impact on our ability to trade the security.
•Voting is not permissible due to sanctions affecting a company or individual.
•Issuer-specific special documentation is required or various market or issuer certifications are required.
•Certain market limitations would prohibit voting (e.g., partial/split voting prohibitions or residency restrictions).
•Unless a client directs otherwise in so-called “share blocking” markets (markets where proxy voters have their securities blocked from trading during the period of the annual meeting).
Additionally, we are unable to vote proxies when certain custodians used by our clients do not offer proxy voting in a jurisdiction or when they charge a meeting-specific fee in excess of the typical custody service agreement.
Voting authority attached to certain securities held by State Street Investment Management's pooled funds may be delegated to an independent third party as required by regulatory or other requirements. Under such arrangements, voting will be conducted by the independent third party pursuant to its proxy voting policy and not pursuant to this Policy.
The State Street Investment Management proxy voting choice program
In addition to the option of delegating proxy voting authority to State Street Investment Management pursuant to this Policy, clients may alternatively choose to participate in the State Street Investment Management Proxy Voting Choice Program (the “Proxy Voting Choice Program”), which empowers clients to direct the proxy voting of shares held by the eligible fund or segregated account² they own. Clients that participate in the Proxy Voting Choice Program have the option of selecting a third-party proxy voting guideline from the policies included in the Proxy Voting Choice Program to apply to the vote of the client's pro rata share of the securities held by the eligible fund or segregated account they own. This Policy does not apply to shares voted under the Proxy Voting Choice Program.
Securities not voted pursuant to the policy
Where clients have asked State Street Investment Management to vote the client's shares on their behalf, including where a pooled fund fiduciary has delegated the responsibility to vote the fund's securities to State Street Investment Management, State Street Investment Management votes those securities in a unified manner, consistent with the principles described in this Policy. Exceptions to this unified voting policy are: (1) where State Street Investment Management has made its Proxy Voting Choice Program available to its separately managed account clients and investors within a fund managed by State Street Investment Management, in which case a pro rata portion of shares held by the fund or segregated account attributable to clients who choose to participate in the Proxy Voting Choice Program will be voted consistent with the third-party proxy voting guidelines selected by the clients, (2) where a pooled investment vehicle managed by State Street Investment Management utilizes a third party proxy voting guideline as set forth in that fund's organizational and/or offering documents, and (3) where voting authority with respect to certain securities held by State Street Investment Management pooled funds may be delegated to an independent third party as required by regulatory or other requirements. With respect to such funds and separately managed accounts utilizing third-party proxy voting guidelines, the terms of the applicable third-party proxy voting guidelines shall apply in place of the Policy described herein and the proxy votes implemented with respect to such a fund or account may differ from and be contrary to the votes implemented for other portfolios managed by State Street Investment Management pursuant to this Policy.
Regional nuances
When voting and engaging with companies, we may consider regional nuances that may be relevant to companies in a particular jurisdiction. We expect companies to observe the relevant laws and regulations of their respective markets, as well as country-specific best practice guidelines and corporate governance codes.
Our proxy voting and engagement principles
State Street Investment Management's proxy voting and engagement program focuses on three broad principles:

2
“Eligible funds and segregated accounts” include all fund and client accounts managed by State Street Investment Management that employ an equity index strategy and which have granted, or are able to grant, proxy voting authority to State Street Investment Management.

1.
Effective board oversight: We believe that well-governed companies are best placed to protect and pursue shareholder interests. Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. In order to carry out their primary responsibilities, directors undertake activities that include setting strategy and providing guidance on strategic matters, selecting the CEO and other senior executives, overseeing executive management, creating a succession plan for the board and management, and providing effective oversight of material risks and opportunities relevant to their business. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.
We view board quality as a measure of director independence, director succession planning, board composition, evaluations and refreshment, and company governance practices.
2.
Disclosure: It is important for shareholders to receive timely and accurate reporting of a company's financial performance and strategy so that they are able to assess both the value and risk of their investment. In addition to information related to strategy and performance, companies should also provide disclosure relating to their approach to corporate governance and shareholder rights. Such information allows investors to determine whether their economic interests have been safeguarded by the board and provides insights into the quality of the board's oversight of management. Ultimately, the board of directors is accountable for the oversight and disclosure of the material risks and opportunities faced by the company.
3.
Shareholder protection: State Street Investment Management believes it is in the best interest of shareholders for companies to have appropriate shareholder rights and accountability mechanisms in place. As a starting place for voting rights, it is necessary for ownership rights to reflect one vote for one share to ensure that economic interests and proxy voting power are aligned. This share structure best supports the shareholders' right to exercise their proxy vote on matters that are important to the protection of their investment, such as share issuances and other dilutive events, authorization of strategic transactions, approval of a shareholder rights plan, and changes to the corporate bylaws or charter, among others. In terms of accountability to shareholders and appropriate checks and balances, we believe there should be annual elections of the full board of directors.
Application of principles
These three principles of effective board oversight, disclosure and shareholder protection apply across all of State Street Investment Management's proxy voting decisions and engagements. When engaging with or voting at portfolio companies in different markets, State Street Investment Management may apply the principles in ways that are specific to a given market based on factors such as regulatory and/or legal requirements, availability of data, resources, disclosure practices, and size of holdings in our clients' accounts.
Shareholder proposals
When voting our clients' proxies, we may be presented with shareholder proposals at portfolio companies that must be evaluated on a case-by-case basis and in accordance with the principles set forth above. Where a company has received a shareholder proposal on a commonly requested disclosure topic and the company has determined that the topic is material to its business, we assess the effectiveness of the company's disclosure on such topic in connection with the proposal.
Engagement
We conduct engagements with individual issuers to communicate the principles set forth in this Policy and to learn more about companies' strategy, board oversight and disclosure practices. Engagements with US public companies held in our clients' accounts are conducted in accordance with Appendix A. In addition, we encourage issuers to increase the amount of direct communication board members have with shareholders. We believe direct communication with executive board members and independent non-executive directors is critical to helping companies understand shareholder concerns.
Section I. Effective board oversight
Director independence
We believe independent directors are crucial to good corporate governance because we believe that independent perspectives contribute to establishing and maintaining more sound corporate governance practices.

We have developed criteria for evaluating director independence, which vary by region and/or local jurisdiction. These criteria generally follow relevant listing standards, local regulatory requirements and/or local market practice standards. Such criteria may include:
•Participation in related-party transactions or other material business relations with the company
•Employment history with the company
•Status as founder or member of the founding family
•Government representative
•Excessive tenure and preponderance of long-tenured directors
•Relations with significant shareholders
•Close family ties with any of the company's advisers, directors or senior employees
•Cross-directorships
•Receipt of non-board related compensation from the issuer, its auditors or advisors
•Company's own classification of a director as non-independent
In some cases, State Street Investment Management's criteria may be more rigorous than applicable local or listing requirements.
Majority independent board
We believe a sufficiently independent board is key to effectively monitoring management performance and providing strategic oversight.
Separation of Chair/CEO
We believe there needs to be strong independent leadership of the board, in accordance with the principles discussed above. We believe the board is best placed to choose the governance structure that is most appropriate for that company.
Board committees
We believe that board committees are crucial to robust corporate governance and should be composed of a sufficient number of independent directors. We use the same criteria for evaluating committee independence as we do for evaluating director independence, which varies by region and/or local jurisdiction. Although we recognize that board structures may vary by jurisdiction, where a board has established an audit committee and/or compensation/remuneration committee, we generally expect the committee to be primarily, and in some cases, fully independent.
Refreshment and tenure
We believe that average board tenure should broadly align with the length of the business cycle of the respective industry in which a company operates. In assessing excessive tenure, we consider factors such as the preponderance of long tenured directors, board refreshment practices, classified board structures and the business cycle for the industry in which a company operates.
Director time commitments
We believe a company's nominating committee is best placed to determine appropriate time commitments for the company's directors. We consider if a company publicly discloses its director time commitment policy (e.g., within corporate governance guidelines, proxy statement, annual report, company website, etc.) and if this policy or associated disclosure outlines the factors that the nominating committee considers to assess director time commitments during the annual policy review process.
Board composition
We believe effective board oversight of a company's long-term business strategy necessitates a board composition with a range of knowledge, expertise, experience, and perspectives. We recognize that many factors may influence board composition, including board size, geographic location, and local regulations. We believe board members should have adequate knowledge and expertise to provide effective oversight of corporate strategy, operations, and risks and opportunities. Further, we believe that a robust nominating and governance process is essential to achieving a board composition that is designed to facilitate effective and independent oversight of a company's long-term strategy. We believe nominating committees are best placed to determining the most effective board composition and to ensure that adequate knowledge, expertise, experience and perspectives are represented in the boardroom. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the knowledge and expertise of board members to address material issues such as emerging risks, changes to corporate strategy, and diversification of operations and geographic footprint.
Non-US companies in certain non-US indexes that do not meet established board diversity thresholds will be flagged for case-by-case review of the company's disclosures related to board composition. In addition, companies in certain established markets demonstrating underperformance relative to their Global Industry Classification Standard (GICS) sector (based on a total shareholder return metric), will be flagged for review of the company's disclosures related to board composition.
When evaluating board composition, we assess a company's financial performance relative to its GICS sector (based on a total shareholder return metric) and relevant disclosures.
Board Accountability
1. Oversight of strategy and risk
We believe that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. We recognize that boards are responsible for determining the ways in which they provide oversight in this area. However, we expect companies to disclose how the board provides oversight of its risk management system and risk identification. Boards should also review existing and emerging risks that evolve in tandem with the changing political and economic landscape or as companies diversify or expand their operations into new areas.
As responsible stewards, we believe in the importance of effective risk management and oversight of issues that are material to a company. To effectively manage and assess the risk of our clients' portfolios, we expect our portfolio companies to manage risks and opportunities that are material, market specific and industry-specific and that have a demonstrated link to long-term value creation, and to provide high-quality disclosure of this process to shareholders.
When evaluating a board's oversight of risks and opportunities, we assess the following factors, based on various criteria including a company's financial performance relative to its sector (based on a total shareholder return metric), relevant disclosures by, and engagements with, portfolio companies:
•Oversees long-term strategy
–Articulates the material risks and opportunities and how those risks and opportunities fit into the firm's long-term business strategy
–Regularly assesses the effectiveness of the company's long-term strategy, and management's execution of this strategy
•Demonstrates an effective oversight process
–Describes which committee(s) have oversight over specific risks and opportunities, as well as which topics are overseen and/or discussed at the full-board level
–Includes risks and opportunities in board and/or committee agendas, and articulates how often specific topics are discussed at the committee and/or full- board level
–Utilizes KPIs or metrics to assess the effectiveness of risk management processes
–Engages with key stakeholders including employees and investors
•Ensures effective leadership
–Holds management accountable for progress on relevant metrics and targets
–Integrates necessary knowledge and expertise into the board nominating and executive hiring processes, and provides training to directors and executives on topics material to the company's business
–Conducts a periodic effectiveness review
•Ensures disclosures of material information
–Ensures publication of relevant disclosures, including those regarding material topics to the company's business

2. Compliance with corporate governance principles
Our minimum expectation is that companies will comply with their respective market governance codes and/or stewardship principles. Issuers are encouraged to provide explanations of their level of compliance with their local market code and why their preferred governance structure (if not compliant with the code) serves shareholders' long-term interests.
We will review governance practices at companies in selected indexes for their adherence to market governance codes and/or stewardship principles.
3. Proxy contests
We believe nominating committees that are comprised of independent directors are best placed to assess which individuals are adequately equipped with the knowledge and expertise to fulfill the duties of board members, and to act as effective fiduciaries. While our default position is to support the committees' judgement, we consider the following factors when evaluating dissident nominees:
•Strategy presented by dissident nominees versus that of current management, as overseen by the incumbent board
•Effectiveness, quality, and experience of the management slate
•Material governance failures and the level of responsiveness to shareholder concerns and market signals by the incumbent board
•Quality of disclosure and engagement practices to support changes to shareholder rights, capital allocation and/or governance structure
•Company performance and, if applicable, the merit of a recovery plan
•Expertise of board members with respect to company industry and strategy
4. Compensation and remuneration
We consider it the board's responsibility to determine the appropriate level of executive compensation. Despite the differences among the possible types of plans and awards, there is a simple underlying philosophy that guides our analysis of executive compensation: we believe that there should be a direct relationship between executive compensation and company performance over the long term.
Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, we consider factors such as adequate disclosure of various remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests, as well as with corporate strategy and performance.
For example, criteria we may consider include the following:
•The company's financial performance relative to its GICS sector, based on a total shareholder return metric
•Overall quantum relative to company performance
•Vesting periods and length of performance targets
•Mix of performance, time and options-based stock units
•Use of special grants and one-time awards
•Retesting and repricing features
•Disclosure and transparency
5. Board meeting attendance
We expect directors to attend at least 75 percent of board meetings in the last financial year or provide an appropriate explanation for why they were unable to meet this attendance threshold.
Section II. Disclosure
It is important for shareholders to receive timely and accurate reporting of a company's financial performance and strategy so that they are able to assess both the value and risk of their investment. In addition to information related to strategy and performance, companies should provide disclosure relating to their approach to corporate governance and shareholder rights. Such information allows investors to determine whether their financial interests have been protected by the board and provides insights into the board's oversight of management. Ultimately, the board of directors is accountable for the oversight and disclosure of the material risks and opportunities faced by the company.

Reporting
1. Financial statements
We believe the disclosure and availability of reliable financial statements in a timely manner is imperative for investment analysis. We expect external auditors to provide assurance of a company's financial condition.
2. Disclosures of material risks and opportunities faced by the company
We believe in the importance of effective risk management and governance of issues that are material to a company. This may include sustainability-related risks and opportunities where a company has identified such risks and opportunities as material to its business. Such disclosure allows shareholders to effectively assess companies' oversight, strategy, and business practices related to these issues identified as material.
Where a company has determined a topic is material to its business, we will assess the company's disclosure in accordance with our evaluation criteria that we believe represent quality disclosure on common disclosure topics. We may also review the company's relevant disclosures against industry and market practice (e.g., peer disclosure, relevant frameworks, relevant industry guidance).
We look to companies to provide disclosure on the risks and opportunities relevant to their businesses, and on the board's oversight of these risks and opportunities, in line with applicable local regulatory requirements and any voluntary standards and frameworks adopted by the company.
Section III. Shareholder protection
Capital
1. Share capital structure
The ability to raise capital is critical for companies to carry out strategy, to grow, and to achieve returns above their cost of capital. The approval of capital raising activities is fundamental to a shareholder's ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. Altering the capital structure of a company is a critical decision for boards. When making such a decision, we believe the company should disclose a comprehensive business rationale that is consistent with corporate strategy and not overly dilutive to its shareholders.
Our approach to share capital structure matters may vary by local market and jurisdiction, due to regional nuances. Such proposals may include:
•Increase in authorized common shares
•Increase in authorized preferred shares
•Introduction of unequal voting rights
•Share repurchase programs
2. Reorganization, mergers and acquisitions
The reorganization of the structure of a company or mergers often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation.
We expect proposals to be in the best interests of shareholders, demonstrated by enhancing share value or improving the effectiveness of the company's operations.
We evaluate structural reorganizations and mergers on a case-by-case basis and expect transactions to maximize shareholder value. Some of the considerations include the following:
•Offer premium
•Strategic rationale
•Board oversight of the process for the recommended transaction, including director and/or management conflicts of interest
•Offers made at a premium and where there are no other higher bidders
•Offers in which the secondary market price is substantially lower than the net asset value
We also may consider other factors, such as:
•Offers with potentially negative consequences for minority shareholders because of illiquid stock

•Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders
•Cases where the current market price of the security exceeds the bid price at the time of voting
3. Related-party transactions
Some companies have a controlled ownership structure and complex cross-shareholdings between subsidiaries and parent companies (“related companies”). Such structures may result in the prevalence of related-party transactions between the company and its various stakeholders, such as directors and management, subsidiaries and shareholders. In markets where shareholders are required to approve such transactions, we expect companies to disclose details of the transaction, such as the nature, the value and the purpose of such a transaction. We also believe independent directors should ratify such transactions. Further, we believe companies should describe the level of independent board oversight and the approval process, including details of any independent valuations provided by financial advisors on related-party transactions.
Shareholder Rights
1. Proxy access
In general, we believe that proxy access is a fundamental right and an accountability mechanism for all long-term shareholders. We consider proposals relating to proxy access on a case-by-case basis and consider a balance between providing long-term shareholders accountability while preserving the flexibility for management to design a process that is appropriate for the company's circumstances.
2. Vote standards
a.
Annual elections: We believe the establishment of annual elections of the board of directors is appropriate. We also consider the overall level of board independence and the independence of the key committees, as well as the existence of a shareholder rights plan.
b.
Majority voting: We believe a majority vote standard based on votes cast for the election of directors is appropriate.
3. Shareholder meetings
a.
Special meetings and written consent: We believe the ability for shareholders to call special meetings, as well as act by written consent is appropriate.
b.
Notice period to convene a general meeting: We expect companies to give as much notice as is practicable when calling a general meeting, generally at least 14 days.
c.
Virtual/hybrid shareholder meetings: We believe the right to hold shareholder meetings in a virtual or hybrid format is appropriate provided the company:
–Affords virtual attendee shareholders the same rights as would normally be granted to in-person attendee shareholders
–Commit to time-bound renewal (five years or less) of meeting format authorization by shareholders
–Provides a written record of all questions posed during the meeting, and
–Complies with local market laws and regulations relating to virtual and hybrid shareholder meeting practices
In evaluating these proposals we also consider the operating environment of the company, including local regulatory developments and specific market circumstances impacting virtual meeting practices.
Governance documents & miscellaneous items
1. Article amendments
We believe amendments to company bylaws that may negatively impact shareholder rights (such as fee-shifting, forum selection, and exclusion service bylaws) should be put to a shareholder vote. We believe a majority voting standard is generally appropriate.
We generally believe companies should have a fixed board size, or designate a range for the board size.

2. Anti-takeover issues
Occasionally, companies add anti-takeover provisions that reduce the chances of a potential acquirer to make an offer, or to reduce the likelihood of a successful offer. We generally believe shareholders should have the right to vote on reasonable offers. Our approach to anti-takeover issues may vary by local market and jurisdiction, due to regional nuances.
3. Accounting and audit-related issues
Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have independent non-executive directors designated as members.
We believe the disclosure and availability of reliable financial statements in a timely manner is imperative for investment analysis. As a result, board oversight of the internal controls and the independence of the audit process are essential if investors are to rely upon financial statements. It is important for the audit committee to appoint external auditors who are independent from management, as we expect auditors to provide assurance of a company's financial condition.
State Street Investment Management believes that a company's external auditor is an essential feature of an effective and transparent system of external independent assurance. Shareholders should be given the opportunity to vote on their (re-)appointment at the annual meeting. When appointing external auditors and approving audit fees, we will take into consideration the level of detail in company disclosures.
In circumstances where “other” fees include fees related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.
We believe that a company should be able to discharge its auditors in the absence of pending litigation, governmental investigation, charges or fraud or other indication of significant concern. Further, we believe that auditors should attend the annual meeting of shareholders.
4. Indemnification and liability
Generally, we believe directors3 should be able to limit their liability and/or expand indemnification and liability protection if a director has not acted in bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.
Section IV. Shareholder Proposals
We believe that company boards do right by investors and are responsible for overseeing strategy and company management. To that end, we do not support shareholder proposals that are on a topic that the company has not determined to be material to its business or that appear to impose changes to business strategy or operations, such as increasing or decreasing investment in certain products or businesses or phasing out a product or business line.
When assessing shareholder proposals, we fundamentally consider whether the adoption of the resolution would promote long-term shareholder value in the context of our core governance principles:
1.
Effective board oversight
2.
Quality disclosure
3.
Shareholder protection
Section V. Engagement
State Street Investment Management takes a comprehensive approach to engaging with portfolio companies. Through engagement, we aim to learn more about portfolio companies' strategy, board oversight and disclosure practices, and to better understand topics that companies deem material to their business.

3 In Japan, this includes statutory auditors.

Engagements with US portfolio companies: Engagements with US public companies in our clients' portfolios are conducted in accordance with Appendix A. We do not seek to change or influence control of any portfolio company through engagement.
Equity engagements: In these conversations State Street Investment Management may express viewpoints regarding what constitutes best practices supporting effective board oversight, disclosure, and shareholder protection consistent with the Policy. Engagements may be held with portfolio companies to discuss a ballot item, event or other established topic found in our Policy.
Fixed income engagements: From time-to-time, certain corporate action election events, reclassifications or other changes to the investment terms of debt holdings may occur or an issuer may seek to engage with State Street Investment Management to discuss matters pertaining to the debt instruments that State Street Investment Management holds on behalf of its clients. In such instances, State Street Investment Management may engage with the issuer to obtain further information about the matter for purposes of its investment decision making. Such engagements are the responsibility of the Fixed Income portfolio management team, but may be supported by State Street Investment Management's Asset Stewardship Team. All election decisions are the responsibility of the relevant portfolio management team.
Engaging with other investors soliciting State Street Investment Management's votes in connection with contested shareholder meetings, vote-no campaigns, or shareholder proposals
While it may be helpful to speak to other investors that are running proxy contests, putting forth vote-no campaigns, or proposing shareholder proposals at portfolio companies, we limit such discussions to investors who have filed necessary documentation with regulators and engage in these discussions at our own discretion.
Our primary purpose of engaging with investors is:
•To gain a better understanding of their position or concerns at portfolio companies.
•In proxy contest situations:
–To assess possible director candidates where investors are seeking board representation in proxy contest situations
–To understand the investor's proposed strategy for the company and investment time horizon to assess their alignment with State Street Investment Management's views and interests as a long-term shareholder
Any information about our vote decisions are available in this document and on our website.
All requests for engagement should be sent to GovernanceTeam@ssga.com.
Section VI. Other matters
Securities on loan
As a responsible investor and fiduciary, we recognize the importance of balancing the benefits of voting shares and the incremental lending revenue for the pooled funds that participate in State Street Investment Management's securities lending program (the “Funds”). Our objective is to recall securities on loan and restrict future lending until after the record date for the respective vote in instances where we believe that a particular vote could have a material impact on the Funds' long-term financial performance and the benefit of voting shares will outweigh the forgone lending income.
Accordingly, we have set systematic recall and lending restriction criteria for shareholder meetings involving situations with the highest potential financial implications (such as proxy contests and strategic transactions including mergers and acquisitions, going dark transactions, change of corporate form, or bankruptcy and liquidation). Generally, these criteria for recall and restriction for lending only apply to certain large cap indices in developed markets.
State Street Investment Management monitors the forgone lending revenue associated with each recall to determine if the impact on the Funds' long-term financial performance and the benefit of voting shares will outweigh the forgone lending income.
Although our objective is to systematically recall securities based on the aforementioned criteria, we must receive notice of the vote in sufficient time to recall the shares on or before the record date. When we do not receive timely notice, we may be unable to recall the shares on or before the record date.

Reporting
We provide transparency for our stewardship activities through our regular client reports and relevant information reported online in accordance with applicable legal and regulatory requirements. We publish an annual stewardship report that provides details of our stewardship approach, engagement and voting policies, and activities during the year. The annual stewardship report is complemented by quarterly stewardship activity reports as well as the publication of thought leadership on governance and other topics . Our voting record information is available on Vote View, an interactive platform that provides relevant company details, proposal types, resolution descriptions, and records of our votes cast.

Appendix A:
Policy guidelines for engagement with portfolio companies that are U.S. public companies
These policy guidelines apply to all stewardship engagement activities conducted by the State Street Investment Management's Asset Stewardship Team with portfolio companies that are U.S. public companies (“U.S. portfolio companies”). “U.S. public companies” is defined for purposes of the Policy and this Appendix A as any issuer that has registered one or more classes of securities under the U.S. Securities Exchange Act of 1934, as amended. These policy guidelines apply to engagements related to voting matters at U.S. portfolio companies as well as offseason engagements with US portfolio companies.
As a matter of policy, State Street Investment Management does not seek to influence or change control of any issuer, including U.S. portfolio companies.
When engaging with U.S. portfolio companies, the Asset Stewardship Team may discuss State Street Investment Management's viewpoints regarding what constitutes best practices supporting effective board oversight of material risks, disclosure of material risks, and shareholder protection consistent with the Policy, including this Appendix A. However, the Asset Stewardship Team will not discuss how it intends to cast its vote on any ballot item, nor its rationale for any vote it has made. Additionally, the Asset Stewardship Team will not dictate or pressure U.S. portfolio companies to adopt or change any policies (including but not limited to policies related to climate, diversity, equity and inclusion, or sustainability) or fundamental business choices like capital allocation. The Asset Stewardship Team will not engage in discussions with U.S. portfolio companies that explicitly or implicitly suggest contingent voting or divestment if a company does not adopt State Street Investment Management's viewpoint on a particular item, or that suggest that any particular factor, policy or practice is dispositive in making engagement or voting decisions.
All meeting agendas with U.S. portfolio companies are set by the U.S. portfolio company. If requested by the U.S. portfolio company, State Street Investment Management may engage with the company on topics that the U.S. portfolio company has determined to be material to its business, at all times in accordance with the principles set forth in the Policy. However, the Asset Stewardship Team does not discuss, and will remain in listen-only mode during all discussions of, the following topics with U.S. portfolio companies or other investors soliciting State Street Investment Management's votes in connection with contested shareholder meetings, vote-no campaigns, or shareholder proposals:
•Contested director elections
•Adoption of a climate transition plan
•Adoption of specific targets for emissions reductions
•Scope 3 emissions, including without limitation adoption of a Scope 3 emissions policy, disclosure of Scope 3 emissions, and any reduction of Scope 3 emissions
•Changes to the U.S. portfolio company's capital allocation
When engaging with U.S. portfolio companies on issues or matters relating to gender, racial or ethnic diversity, the Asset Stewardship Team may discuss State Street Investment Management's belief that effective board oversight of a company's long-term business strategy necessitates a board composition with a range of knowledge, expertise, experience, and perspectives. However, State Street Investment Management does not apply, nor will it discuss, specific targets or thresholds of gender, racial or ethnic diversity in connection with U.S. portfolio companies.

About State Street Investment Management
At State Street Investment Management, we have been helping create better outcomes for institutions, financial intermediaries, and investors for nearly half a century. Starting with our early innovations in indexing and ETFs, our rigorous approach continues to be driven by market-tested expertise and a relentless commitment to those we serve. With over $5 trillion in assets managed*, clients in over 60 countries, and a global network of strategic partners, we use our scale to deliver a comprehensive and cost-effective suite of investment solutions that help investors get wherever they want to go.
*
This figure is presented as of December 31, 2025 and includes ETF AUM of $1,950.80 billion USO of which approximately $173.02 billion USO in gold assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Investment Management are affiliated. Please note all AUM is unaudited.
statestreet.com/investment-management
© 2026 State Street Corporation. All Rights Reserved.
ID3984850 0326. Exp. Date: 31/03/2027

APPENDIX D
Nuveen Asset Management, LLC
Proxy Voting Policy
Applicability
This Policy applies to Nuveen associates acting on behalf of Nuveen Asset Management, LLC, (“NAM”), Teachers Advisors, LLC, (“TAL”) and TIAA-CREF Investment Management, LLC (“TCIM”), each an “Adviser” and collectively referred to as the “Advisers”
Policy Purpose and Statement
Proxy voting is the primary means by which shareholders may influence a publicly traded company's governance and operations and thus create the potential for value and positive long-term investment performance. In certain cases, the Advisers may engage with Portfolio Companies as part of their process to make informed vote decisions and generally consider various factors including insights gained through engagement where that occurs. While the Advisers may generally share their views on a particular topic, these are not for the purpose of changing control of the issuer.
When an SEC registered investment adviser has proxy voting authority, the adviser has a fiduciary duty to vote proxies in the best interests of its clients and must not subrogate its clients' interests to its own. In their capacity as fiduciaries and investment advisers, Advisers, vote proxies for the Portfolio Companies held by their respective clients, including investment companies and other pooled investment vehicles, institutional and retail separate accounts, and other clients as applicable. The Advisers have adopted this Policy, the Nuveen Proxy Voting Guidelines, and the Nuveen Proxy Voting Conflicts of Interest Policy for voting the proxies of the Portfolio Companies they manage. The Advisers leverage the expertise and services of an internal group referred to as Nuveen's Stewardship Group to administer the Advisers' proxy voting. The Stewardship Group adheres to the Advisers' Proxy Voting Guidelines which are reasonably designed to ensure that the Advisers vote client securities in the best interests of the Advisers' clients.
Policy Statement
Proxy voting is a key component of a Portfolio Company's corporate governance program and is the primary method for exercising shareholder rights and articulating Nuveen's position on the Portfolio Company's behavior in an effort to enhance long-term shareholder value. Nuveen makes informed voting decisions in compliance with Rule 206(4)-6 (the “Rule”) of the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and applicable laws and regulations, (e.g., the Employee Retirement Income Security Act of 1974, “ERISA”).
Enforcement
As provided in the TIAA Code of Business Conduct, all associates are expected to comply with applicable laws and regulations, as well as the relevant policies, procedures and compliance manuals that apply to Nuveen's business activities. Violation of this Policy may result in disciplinary action up to and including termination of employment.
Terms and Definitions
Advisory Personnel includes the Adviser's portfolio managers and/or research analysts.
Proxy Voting Guidelines (the “Guidelines”) are a set of pre-determined principles setting forth the manner in which the Advisers intend to vote on specific voting categories, and serve to assist clients, Portfolio Companies, and other interested parties in understanding how the Advisers generally intend to vote on proxy-related matters. The Guidelines are not exhaustive and do not necessarily dictate how the Advisers will ultimately vote with respect to any proposal or resolution. While the Guidelines are developed, maintained, and implemented by the Stewardship Group, and reviewed by the Nuveen Proxy Voting Committee, the portfolio managers of the Advisers maintain the ultimate authority with respect to how proxies will be voted and may determine to vote contrary to the Guidelines if such portfolio manager believes it is in the best interest of the respective Adviser's clients to do so.
Portfolio Company refers to any publicly traded operating company held in an account that is managed by an Adviser or a Nuveen Affiliated Entity. For the avoidance of doubt, Portfolio Company excludes investment companies.

Policy Requirements
Investment advisers, in accordance with the Rule, are required to (i) adopt and implement written policies and procedures that are reasonably designed to ensure that proxies are voted in the best interest of clients, and address resolution of material conflicts that may arise, (ii) describe their proxy voting procedures to their clients and provide copies on request, and (iii) disclose to clients how they may obtain information on how the Advisers voted their proxies. Portfolio Companies may obtain information on how many shares the Advisers hold through regulatory filings and in public reports.
The Nuveen Proxy Voting Committee (the “Committee”), the Advisers, the Stewardship Group and Nuveen Compliance are subject to the respective requirements outlined below under Roles and Responsibilities.
Although it is the general policy to vote all applicable proxies received in a timely fashion with respect to securities selected by an Adviser for current clients, the Adviser may refrain from voting in certain circumstances where such voting would be disadvantageous, materially burdensome or impractical, or otherwise inconsistent with the overall best interest of clients.
Roles and Responsibilities
Nuveen Proxy Voting Committee
The purpose of the Committee is to establish a governance framework to oversee the proxy voting activities of the Advisers in accordance with the Policy. The Committee's voting members will be comprised from Research, the Advisers, and the Stewardship Group. Non-voting members will be comprised from Nuveen Legal, Nuveen Compliance, Nuveen Advisory Product, and Nuveen Investment Risk. The Committee may invite others on a standing, routine and/or an ad hoc basis to attend Committee meetings. The CCOs of the CREF Funds and the Nuveen Funds shall be standing, non-voting invitees. The Committee has delegated responsibility for the implementation and ongoing administration of the Policy to the Stewardship Group, subject to the Committee's ultimate oversight and responsibility as outlined in the Committee's Proxy Voting Charter.
Advisers
1.
Advisory Personnel maintain the ultimate decision-making authority with respect to how proxies will be voted, unless otherwise instructed by a client, and may determine to vote contrary to the Guidelines and/or a vote recommendation of the Stewardship Group if such Advisory Personnel determines it is in the best interest of the Adviser's clients to do so. The rationale for all such contrary vote determinations will be documented and maintained.
2.
When voting proxies for different groups of client accounts, Advisory Personnel may vote proxies held by the respective client accounts differently depending on the facts and circumstances specific to such client accounts. The rationale for all such vote determinations will be documented and maintained.
3.
Advisory Personnel must comply with the Nuveen Proxy Voting Conflicts of Interest Policy with respect to potential material conflicts of interest.
Nuveen Stewardship Group
1.
Performs day-to-day administration of the Advisers' proxy voting processes.
2.
Seeks to vote proxies in adherence to the Guidelines, which have been constructed in a manner intended to align with the best interests of clients. In applying the Guidelines, the Stewardship Group, on behalf of the Advisers, takes into account several factors, including, but not limited to:
•Input from Advisory Personnel
•Third-party research
•Specific Portfolio Company context, including environmental, social and governance practices, and financial performance.
3.
Assists in the development of securities lending recall protocols in cooperation with the Securities Lending Committee.
4.
Performs Form N-PX filings in accordance with regulatory requirements

5.
Delivers copies of the Advisers' Policy to clients and prospective clients upon request in a timely manner, as appropriate.
6.
Assists with the disclosure of proxy votes as applicable on corporate websites and elsewhere as required by applicable regulations.
7.
Prepares reports of proxies voted on behalf of the Advisers' investment company clients to their Boards or committees thereof, as applicable.
8.
Performs an annual vote reconciliation for review by the Committee.
9.
Arranges the annual service provider due diligence of proxy voting vendors, including a review of the service provider's potential conflicts of interests, and presents the results to the Committee.
10.
Facilitates quarterly Committee meetings, including agenda and meeting minute preparation.
11.
Complies with the Nuveen Proxy Voting Conflicts of Interest Policy with respect to potential material conflicts of interest.
12.
Creates and retains certain records in accordance with Nuveen's Record Management program.
13.
Oversees the proxy voting service provider with respect to its responsibilities, including making and retaining certain records as required under applicable regulation.
Nuveen Compliance
1.
Seeks to ensure proper disclosure of Advisers' Policy to clients as required by regulation or otherwise.
2.
Seeks to ensure proper disclosure to clients of how they may obtain information on how the Advisers voted their proxies.
3.
Assists the Stewardship Group with arranging the annual service provider due diligence and presenting the results to the Committee.
4.
Assesses regulatory developments, pronouncements and guidance notes in coordination with Legal partners to determine policy and process implications. Shares assessment results with the Committee.
5.
Monitors for compliance with this Policy and retains records relating to its monitoring activities pursuant to Nuveen's Records Management program.
Nuveen Legal
1.
Provides legal guidance as requested.
Governance
Review and Approval
This Policy will be reviewed at least annually and will be updated sooner if substantive changes are necessary. The Policy Owner, the Committee and the NEFI Compliance Committee are responsible for the review and approval of this Policy.
Implementation
Nuveen has established the Committee to provide centralized management and oversight of the proxy voting process administered by the Stewardship Group for the Advisers in accordance with its Proxy Voting Committee Charter and this Policy.
Exceptions
Any request for a proposed exception or variation to this Policy will be submitted to the Committee for approval and reported to the appropriate governance committee(s), where appropriate.

Related Documents
•Nuveen Proxy Voting Committee Charter
•Nuveen Proxy Voting Guidelines
•Nuveen Proxy Voting Conflicts of Interest Policy and Procedures
•Nuveen Policy Statement on Responsible Investing
Policy Adoption Date	February 3, 2020
Effective Date of Current Policy/Last Date Reviewed	September 22, 2025
Governance	NEFI Compliance Committee
Policy Owner	Nuveen Proxy Voting Committee
Policy Leader	Nuveen Compliance

ISS

UNITED STATES

Proxy Voting Guidelines
Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2025
Published January 9, 2025
Updated February 25, 2025

Effective for Meetings Published on or after February 25, 2025, Consideration of Certain Diversity Factors in Making Vote Recommendations Is Suspended (see pp. 12-13 for more information).

WWW.ISSGOVERNANCE.COM

TABLE OF CONTENTS

Coverage	9

1. Board of Directors	10

Voting on Director Nominees in Uncontested Elections	10

Independence	10

ISS Classification of Directors – U.S.	11

Composition	13

Attendance	13

Overboarded Directors	13

Gender Diversity	14

Racial and/or Ethnic Diversity	14

Responsiveness	14

Accountability	15

Poison Pills	15

Unequal Voting Rights	15

Classified Board Structure	16

Removal of Shareholder Discretion on Classified Boards	16

Problematic Governance Structure	16

Unilateral Bylaw/Charter Amendments	16

Restricting Binding Shareholder Proposals	17

Director Performance Evaluation	17

Management Proposals to Ratify Existing Charter or Bylaw Provisions	17

Problematic Audit-Related Practices	17

Problematic Compensation Practices	18

Problematic Pledging of Company Stock	18

Climate Accountability	18

Governance Failures	19

Voting on Director Nominees in Contested Elections	19

Vote-No Campaigns	19

Proxy Contests/Proxy Access	19

Other Board-Related Proposals	20

Adopt Anti-Hedging/Pledging/Speculative Investments Policy	20

Board Refreshment	20

Term/Tenure Limits	20

Age Limits	20

Board Size	20

Classification/Declassification of the Board	20

W W W . I S S G O V E R N A N C E . C O M	2 of 82

CEO Succession Planning	21

Cumulative Voting	21

Director and Officer Indemnification, Liability Protection, and Exculpation	21

Establish/Amend Nominee Qualifications	22

Establish Other Board Committee Proposals	22

Filling Vacancies/Removal of Directors	22

Independent Board Chair	22

Majority of Independent Directors/Establishment of Independent Committees	23

Majority Vote Standard for the Election of Directors	23

Proxy Access	23

Require More Nominees than Open Seats	24

Shareholder Engagement Policy (Shareholder Advisory Committee)	24

2. Audit-Related	25

Auditor Indemnification and Limitation of Liability	25

Auditor Ratification	25

Shareholder Proposals Limiting Non-Audit Services	25

Shareholder Proposals on Audit Firm Rotation	25

3. Shareholder Rights & Defenses	27

Advance Notice Requirements for Shareholder Proposals/Nominations	27

Amend Bylaws without Shareholder Consent	27

Control Share Acquisition Provisions	27

Control Share Cash-Out Provisions	27

Disgorgement Provisions	28

Fair Price Provisions	28

Freeze-Out Provisions	28

Greenmail	28

Shareholder Litigation Rights	28

Federal Forum Selection Provisions	28

Exclusive Forum Provisions for State Law Matters	29

Fee shifting	29

Net Operating Loss (NOL) Protective Amendments	29

Poison Pills (Shareholder Rights Plans)	30

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy	30

Management Proposals to Ratify a Poison Pill	30

Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)	30

Proxy Voting Disclosure, Confidentiality, and Tabulation	31

Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions	31

Reimbursing Proxy Solicitation Expenses	32

W W W . I S S G O V E R N A N C E . C O M	3 of 82

Reincorporation Proposals	32

Shareholder Ability to Act by Written Consent	32

Shareholder Ability to Call Special Meetings	33

Stakeholder Provisions	33

State Antitakeover Statutes	33

Supermajority Vote Requirements	33

Virtual Shareholder Meetings	33

4. Capital/Restructuring	34

Capital	34

Adjustments to Par Value of Common Stock	34

Common Stock Authorization	34

General Authorization Requests	34

Specific Authorization Requests	35

Dual Class Structure	35

Issue Stock for Use with Rights Plan	35

Preemptive Rights	35

Preferred Stock Authorization	35

General Authorization Requests	35

Recapitalization Plans	37

Reverse Stock Splits	37

Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.	37

Share Repurchase Programs	37

Share Repurchase Programs Shareholder Proposals	38

Stock Distributions: Splits and Dividends	38

Tracking Stock	38

Restructuring	38

Appraisal Rights	38

Asset Purchases	38

Asset Sales	39

Bundled Proposals	39

Conversion of Securities	39

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans	39

Formation of Holding Company	40

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)	40

Joint Ventures	40

Liquidations	41

Mergers and Acquisitions	41

Private Placements/Warrants/Convertible Debentures	42

W W W . I S S G O V E R N A N C E . C O M	4 of 82

Reorganization/Restructuring Plan (Bankruptcy)	43

Special Purpose Acquisition Corporations (SPACs)	43

Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions	43

Spin-offs	44

Value Maximization Shareholder Proposals	44

5. Compensation	45

Executive Pay Evaluation	45

Advisory Votes on Executive Compensation—Management Proposals (Say-on-Pay)	45

Pay-for-Performance Evaluation	46

Problematic Pay Practices	47

Compensation Committee Communications and Responsiveness	48

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)	48

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale	48

Equity-Based and Other Incentive Plans	49

Shareholder Value Transfer (SVT)	50

Three-Year Value-Adjusted Burn Rate	50

Egregious Factors	50

Liberal Change in Control Definition	50

Repricing Provisions	51

Problematic Pay Practices or Significant Pay-for-Performance Disconnect	51

Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))	51

Specific Treatment of Certain Award Types in Equity Plan Evaluations	52

Dividend Equivalent Rights	52

Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)	52

Other Compensation Plans	52

401(k) Employee Benefit Plans	52

Employee Stock Ownership Plans (ESOPs)	52

Employee Stock Purchase Plans—Qualified Plans	53

Employee Stock Purchase Plans—Non-Qualified Plans	53

Option Exchange Programs/Repricing Options	53

Stock Plans in Lieu of Cash	54

Transfer Stock Option (TSO) Programs	54

Director Compensation	55

Shareholder Ratification of Director Pay Programs	55

Equity Plans for Non-Employee Directors	55

Non-Employee Director Retirement Plans	55

Shareholder Proposals on Compensation	56

Bonus Banking/Bonus Banking “Plus”	56

Compensation Consultants—Disclosure of Board or Company’s Utilization	56

W W W . I S S G O V E R N A N C E . C O M	5 of 82

Disclosure/Setting Levels or Types of Compensation for Executives and Directors	56

Golden Coffins/Executive Death Benefits	56

Hold Equity Past Retirement or for a Significant Period of Time	56

Pay Disparity	57

Pay for Performance/Performance-Based Awards	57

Pay for Superior Performance	57

Pre-Arranged Trading Plans (10b5-1 Plans)	58

Prohibit Outside CEOs from Serving on Compensation Committees	58

Recoupment of Incentive or Stock Compensation in Specified Circumstances	58

Severance and Golden Parachute Agreements	59

Share Buyback Impact on Incentive Program Metrics	59

Supplemental Executive Retirement Plans (SERPs)	59

Tax Gross-Up Proposals	59

Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity	60

6. Routine/Miscellaneous	61

Adjourn Meeting	61

Amend Quorum Requirements	61

Amend Minor Bylaws	61

Change Company Name	61

Change Date, Time, or Location of Annual Meeting	62

Other Business	62

7. Social and Environmental Issues	63

Global Approach – E&S Shareholder Proposals	63

Endorsement of Principles	63

Animal Welfare	63

Animal Welfare Policies	63

Animal Testing	64

Animal Slaughter	64

Consumer Issues	64

Genetically Modified Ingredients	64

Reports on Potentially Controversial Business/Financial Practices	65

Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation	65

Product Safety and Toxic/Hazardous Materials	65

Tobacco-Related Proposals	66

Climate Change	66

Say on Climate (SoC) Management Proposals	66

Say on Climate (SoC) Shareholder Proposals	67

Climate Change/Greenhouse Gas (GHG) Emissions	67

W W W . I S S G O V E R N A N C E . C O M	6 of 82

Energy Efficiency	68

Renewable Energy	68

Diversity	68

Board Diversity	68

Equality of Opportunity	69

Gender Identity, Sexual Orientation, and Domestic Partner Benefits	69

Gender, Race/Ethnicity Pay Gap	69

Racial Equity and/or Civil Rights Audit Guidelines	70

Environment and Sustainability	70

Facility and Workplace Safety	70

Natural Capital- Related and/or Community Impact Assessment Proposals	70

Hydraulic Fracturing	71

Operations in Protected Areas	71

Recycling	71

Sustainability Reporting	71

Water Issues	71

General Corporate Issues	72

Charitable Contributions	72

Data Security, Privacy, and Internet Issues	72

ESG Compensation-Related Proposals	72

Human Rights, Human Capital Management, and International Operations	73

Human Rights Proposals	73

Mandatory Arbitration	73

Operations in High-Risk Markets	73

Outsourcing/Offshoring	74

Sexual Harassment	74

Weapons and Military Sales	74

Political Activities	75

Lobbying	75

Political Contributions	75

Political Expenditures and Lobbying Congruency	75

Political Ties	76

8. Mutual Fund Proxies	77

Election of Directors	77

Closed End Funds- Unilateral Opt-In to Control Share Acquisition Statutes	77

Converting Closed-end Fund to Open-end Fund	77

Proxy Contests	77

Investment Advisory Agreements	77

Approving New Classes or Series of Shares	78

W W W . I S S G O V E R N A N C E . C O M	7 of 82

Preferred Stock Proposals	78

1940 Act Policies	78

Changing a Fundamental Restriction to a Nonfundamental Restriction	78

Change Fundamental Investment Objective to Nonfundamental	78

Name Change Proposals	78

Change in Fund’s Subclassification	79

Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value	79

Disposition of Assets/Termination/Liquidation	79

Changes to the Charter Document	79

Changing the Domicile of a Fund	80

Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval	80

Distribution Agreements	80

Master-Feeder Structure	80

Mergers	80

Shareholder Proposals for Mutual Funds	80

Establish Director Ownership Requirement	80

Reimburse Shareholder for Expenses Incurred	81

Terminate the Investment Advisor	81

W W W . I S S G O V E R N A N C E . C O M	8 of 82

Coverage

The U.S. research team provides proxy analyses and voting recommendations for the common shareholder meetings of U.S. - incorporated companies that are publicly-traded on U.S. exchanges, as well as certain OTC companies, if they are held in our institutional investor clients’ portfolios. Coverage generally includes corporate actions for common equity holders, such as written consents and bankruptcies. ISS’ U.S. coverage includes investment companies (including open-end funds, closed-end funds, exchange-traded funds, and unit investment trusts), limited partnerships (“LPs”), master limited partnerships (“MLPs”), limited liability companies (“LLCs”), and business development companies. ISS reviews its universe of coverage on an annual basis, and the coverage is subject to change based on client need and industry trends.

Foreign-incorporated companies

In addition to U.S.- incorporated, U.S.- listed companies, ISS’ U.S. policies are applied to certain foreign-incorporated company analyses. Like the SEC, ISS distinguishes two types of companies that list but are not incorporated in the U.S.:

◾

U.S. Domestic Issuers – which have a majority of outstanding shares held in the U.S. and meet other criteria, as determined by the SEC, and are subject to the same disclosure and listing standards as U.S. incorporated companies (e.g. they are required to file DEF14A proxy statements) – are generally covered under standard U.S. policy guidelines.

◾

Foreign Private Issuers (FPIs) – which are allowed to take exemptions from most disclosure requirements (e.g., they are allowed to file 6-K for their proxy materials) and U.S. listing standards – are generally covered under a combination of policy guidelines:

◾

FPI Guidelines (see the Americas Regional Proxy Voting Guidelines), may apply to companies incorporated in governance havens, and apply certain minimum independence and disclosure standards in the evaluation of key proxy ballot items, such as the election of directors; and/or

◾	Guidelines for the market that is responsible for, or most relevant to, the item on the ballot.

U.S. incorporated companies listed only on non-U.S. exchanges are generally covered under the ISS guidelines for the market on which they are traded.

An FPI is generally covered under ISS’ approach to FPIs outlined above, even if such FPI voluntarily files a proxy statement and/or other filing normally required of a U.S. Domestic Issuer, so long as the company retains its FPI status.

In all cases – including with respect to other companies with cross-market features that may lead to ballot items related to multiple markets – items that are on the ballot solely due to the requirements of another market (listing, incorporation, or national code) may be evaluated under the policy of the relevant market, regardless of the “assigned” primary market coverage.

W W W . I S S G O V E R N A N C E . C O M	9 of 82

1. Board of Directors

Voting on Director Nominees in Uncontested Elections

Four fundamental principles apply when determining votes on director nominees:

Independence: Boards should be sufficiently independent from management (and significant shareholders) to ensure that they are able and motivated to effectively supervise management’s performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy. The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors.

Composition: Companies should ensure that directors add value to the board through their specific skills and expertise and by having sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members. Boards should be sufficiently diverse to ensure consideration of a wide range of perspectives.

Responsiveness: Directors should respond to investor input, such as that expressed through significant opposition to management proposals, significant support for shareholder proposals (whether binding or non-binding), and tender offers where a majority of shares are tendered.

Accountability: Boards should be sufficiently accountable to shareholders, including through transparency of the company’s governance practices and regular board elections, by the provision of sufficient information for shareholders to be able to assess directors and board composition, and through the ability of shareholders to remove directors.

General Recommendation: Generally vote for director nominees, except under the following circumstances (with new nominees1 considered on case-by-case basis):

Independence

Vote against2 or withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors per ISS’ Classification of Directors) when:

◾	Independent directors comprise 50 percent or less of the board;
◾	The non-independent director serves on the audit, compensation, or nominating committee;
◾	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or

1 A “new nominee” is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.

2 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

W W W . I S S G O V E R N A N C E . C O M	10 of 82

ISS Classification of Directors – U.S.

1.	Executive Director

1.1.	Current officer[1] of the company or one of its affiliates[2].

2.	Non-Independent Non-Executive Director

Board Identification

2.1.	Director identified as not independent by the board.

Controlling/Significant Shareholder

2.2.	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a group).

Current Employment at Company or Related Company

2.3.	Non-officer employee of the firm (including employee representatives).

2.4.	Officer[1], former officer, or general or limited partner of a joint venture or partnership with the company.

Former Employment

2.5.	Former CEO of the company.[3,4]

2.6.	Former non-CEO officer[1] of the company or an affiliate[2] within the past five years.

2.7.	Former officer[1] of an acquired company within the past five years.[4]

2.8.	Officer[1] of a former parent or predecessor firm at the time the company was sold or split off within the past five years.

2.9.	Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer’s employment agreement will be made.[5]

Family Members

2.10.	Immediate family member[6] of a current or former officer[1] of the company or its affiliates[2] within the last five years.

2.11.

Immediate family member[6] of a current employee of company or its affiliates[2] where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role).

Professional, Transactional, and Charitable Relationships

2.12.

Director who (or whose immediate family member6) currently provides professional services[7] in excess of $10,000 per year to: the company, an affiliate[2], or an individual officer of the company or an affiliate; or who is (or whose immediate family member[6] is) a partner, employee, or controlling shareholder of an organization which provides the services.

2.13.

Director who (or whose immediate family member6) currently has any material transactional relationship[8] with the company or its affiliates[2]; or who is (or whose immediate family member[6] is) a partner in, or a controlling shareholder or an executive officer of, an organization which has the material transactional relationship[8] (excluding investments in the company through a private placement).

2.14.

Director who (or whose immediate family member6) is a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowments[8] from the company or its affiliates[2].

Other Relationships

2.15.	Party to a voting agreement[9] to vote in line with management on proposals being brought to shareholder vote.

2.16.	Has (or an immediate family member[6] has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee.[10]

2.17.	Founder[11] of the company but not currently an employee.

2.18.	Director with pay comparable to Named Executive Officers.

2.19.	Any material[12] relationship with the company.

W W W . I S S G O V E R N A N C E . C O M	11 of 82

3.	Independent Director

3.1.	No material[12] connection to the company other than a board seat.

Footnotes:

1. The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will generally be classified as a Non-Independent Non-Executive Director under “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation exceeding $10,000 per year for serving in that capacity, then the director will be classified as an Independent Director.

2. “Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation. The manager/advisor of an externally managed issuer (EMI) is considered an affiliate.

3. Includes any former CEO of the company prior to the company’s initial public offering (IPO).

4. When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, ISS will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

5. ISS will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was under way for a full-time officer at the time.

6. “Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

7. Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include but are not limited to the following: investment banking/financial advisory services, commercial banking (beyond deposit services), investment services, insurance services, accounting/audit services, consulting services, marketing services, legal services, property management services, realtor services, lobbying services, executive search services, and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services, IT tech support services, educational services, and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

8. A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity, exceeding the greater of: $200,000 or 5 percent of the recipient’s gross revenues, for a company that follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, for a company that follows NYSE listing standards. For a company that follows neither of the preceding standards, ISS will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

9. Dissident directors who are parties to a voting agreement pursuant to a settlement or similar arrangement may be classified as Independent Directors if an analysis of the following factors indicates that the voting agreement does not compromise their alignment with all shareholders’ interests: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

W W W . I S S G O V E R N A N C E . C O M	12 of 82

10. Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

11. The operating involvement of the founder with the company will be considered; if the founder was never employed by the company, ISS may deem him or her an Independent Director.

12. For purposes of ISS’s director independence classification, “material” will be defined as a standard of relationship (financial, personal, or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Composition

Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except nominees who served only part of the fiscal year3) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

◾	Medical issues/illness;
◾	Family emergencies; and
◾	Missing only one meeting (when the total of all meetings is three or fewer).

In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors: Generally vote against or withhold from individual directors who:

◾	Sit on more than five public company boards; or
◾	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards[4].

NOTE: For shareholder meeting reports published on or after February 25th, 2025, Institutional Shareholder Services (ISS) has indefinitely halted the consideration of the gender diversity of a company’s board when making vote recommendations with respect to the election or re-election of directors at U.S. companies covered by these guidelines under its proprietary ISS U.S. Benchmark policy.

3 Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.

4 Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

W W W . I S S G O V E R N A N C E . C O M	13 of 82

Gender Diversity: Generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies where there are no women on the company’s board. An exception will be made if there was at least one woman on the board at the preceding annual meeting and the board makes a firm commitment to return to a gender-diverse status within a year.

NOTE: For shareholder meeting reports published on or after February 25th, 2025, Institutional Shareholder Services (ISS) has indefinitely halted the consideration of the racial and/or ethnic diversity of a company’s board when making vote recommendations with respect to the election or re-election of directors at U.S. companies covered under these guidelines under its proprietary ISS U.S. Benchmark policy.

Racial and/or Ethnic Diversity: For companies in the Russell 3000 or S&P 1500 indices, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) where the board has no apparent racially or ethnically diverse members5. An exception will be made if there was racial and/or ethnic diversity on the board at the preceding annual meeting and the board makes a firm commitment to appoint at least one racial and/or ethnic diverse member within a year.

Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

◾

The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:

◾	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
◾	Rationale provided in the proxy statement for the level of implementation;
◾	The subject matter of the proposal;
◾	The level of support for and opposition to the resolution in past meetings;
◾	Actions taken by the board in response to the majority vote and its engagement with shareholders;
◾	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
◾	Other factors as appropriate.
◾	The board failed to act on takeover offers where the majority of shares are tendered; or
◾

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:

◾	The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:
◾	The company’s response, including:
◾

Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

◾	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition; and
◾	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;
◾	Other recent compensation actions taken by the company;
◾	Whether the issues raised are recurring or isolated;
◾	The company’s ownership structure; and

5 Aggregate diversity statistics provided by the board will only be considered if specific to racial and/or ethnic diversity.

W W W . I S S G O V E R N A N C E . C O M	14 of 82

◾	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

◾	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Accountability

PROBLEMATIC TAKEOVER DEFENSES, CAPITAL STRUCTURE, AND GOVERNANCE STRUCTURE

Poison Pills: Generally vote against or withhold from all nominees (except new nominees 1, who should be considered case-by-case) if:

◾	The company has a poison pill with a deadhand or slowhand feature[6];
◾	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; or
◾	The company has a long-term poison pill (with a term of over one year) that was not approved by the public shareholders[7].

Vote case-by-case on nominees if the board adopts an initial short-term pill6 (with a term of one year or less) without shareholder approval, taking into consideration:

◾	The trigger threshold and other terms of the pill;
◾	The disclosed rationale for the adoption;
◾

The context in which the pill was adopted, (e.g., factors such as the company’s size and stage of development, sudden changes in its market capitalization, and extraordinary industry-wide or macroeconomic events);

◾	A commitment to put any renewal to a shareholder vote;
◾	The company’s overall track record on corporate governance and responsiveness to shareholders; and
◾	Other factors as relevant.

Unequal Voting Rights: Generally vote withhold or against directors individually, committee members, or the entire board (except new nominees 1, who should be considered case-by-case), if the company employs a common stock structure with unequal voting rights8.

Exceptions to this policy will generally be limited to:

◾	Newly-public companies[9] with a sunset provision of no more than seven years from the date of going public;
◾	Limited Partnerships and the Operating Partnership (OP) unit structure of REITs;
◾	Situations where the super-voting shares represent less than 5% of total voting power and therefore considered to be de minimis; or
◾	The company provides sufficient protections for minority shareholders, such as allowing minority shareholders a regular binding vote on whether the capital structure should be maintained.

6 If a short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote, ISS will generally still recommend withhold/against nominees at the next shareholder meeting following its adoption.

7 Approval prior to, or in connection, with a company’s becoming publicly-traded, or in connection with a de-SPAC transaction, is insufficient.

8 This generally includes classes of common stock that have additional votes per share than other shares; classes of shares that are not entitled to vote on all the same ballot items or nominees; or stock with time-phased voting rights (“loyalty shares”).

9 Includes companies that emerge from bankruptcy, SPAC transactions, spin-offs, direct listings, and those who complete a traditional initial public offering.

W W W . I S S G O V E R N A N C E . C O M	15 of 82

Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Problematic Governance Structure: For companies that hold or held their first annual meeting 9 of public shareholders after Feb. 1, 2015, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees 1, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:

◾	Supermajority vote requirements to amend the bylaws or charter;
◾	A classified board structure; or
◾	Other egregious provisions.

A provision which specifies that the problematic structure(s) will be sunset within seven years of the date of going public will be considered a mitigating factor.

Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.

Unilateral Bylaw/Charter Amendments: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees 1, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:

◾	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;
◾	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
◾	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;
◾	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
◾	The company’s ownership structure;
◾	The company’s existing governance provisions;
◾	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and
◾	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees 1, who should be considered case-by-case) if the directors:

◾	Classified the board;
◾	Adopted supermajority vote requirements to amend the bylaws or charter;
◾	Eliminated shareholders’ ability to amend bylaws;
◾	Adopted a fee-shifting provision; or
◾	Adopted another provision deemed egregious.

W W W . I S S G O V E R N A N C E . C O M	16 of 82

Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:

◾

The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.

Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders’ rights. Generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.

Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:

◾	A classified board structure;
◾	A supermajority vote requirement;
◾	Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;
◾	The inability of shareholders to call special meetings;
◾	The inability of shareholders to act by written consent;
◾	A multi-class capital structure; and/or
◾	A non-shareholder-approved poison pill.

Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:

◾	The presence of a shareholder proposal addressing the same issue on the same ballot;
◾	The board’s rationale for seeking ratification;
◾	Disclosure of actions to be taken by the board should the ratification proposal fail;
◾	Disclosure of shareholder engagement regarding the board’s ratification request;
◾	The level of impairment to shareholders’ rights caused by the existing provision;
◾	The history of management and shareholder proposals on the provision at the company’s past meetings;
◾	Whether the current provision was adopted in response to the shareholder proposal;
◾	The company’s ownership structure; and
◾	Previous use of ratification proposals to exclude shareholder proposals.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

◾	The non-audit fees paid to the auditor are excessive;
◾	The company receives an adverse opinion on the company’s financial statements from its auditor; or
◾

There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

W W W . I S S G O V E R N A N C E . C O M	17 of 82

Vote case-by-case on members of the Audit Committee and potentially the full board if:

◾

Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

◾	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
◾	The company maintains significant problematic pay practices; or
◾	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:

◾	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
◾	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

Problematic Pledging of Company Stock: Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:

◾	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
◾	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
◾	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
◾	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
◾	Any other relevant factors.

Climate Accountability

For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain10, generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where ISS determines that the company is not taking the minimum steps needed to understand, assess, and mitigate risks related to climate change to the company and the larger economy.

Minimum steps to understand and mitigate those risks are considered to be the following. Both minimum criteria will be required to be in alignment with the policy :

10 Companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.

W W W . I S S G O V E R N A N C E . C O M	18 of 82

◾	Detailed disclosure of climate-related risks, such as according to the framework established by the Task Force on Climate-related Financial Disclosures (TCFD), including:

◾	Board governance measures;
◾	Corporate strategy;
◾	Risk management analyses; and
◾	Metrics and targets.
◾	Appropriate GHG emissions reduction targets.

At this time, “appropriate GHG emissions reductions targets” will be medium-term GHG reduction targets or Net Zero-by-2050 GHG reduction targets for a company’s operations (Scope 1) and electricity use (Scope 2). Targets should cover the vast majority of the company’s direct emissions.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

◾	Material failures of governance, stewardship, risk oversight[11], or fiduciary responsibilities at the company;
◾	Failure to replace management as appropriate; or
◾

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Voting on Director Nominees in Contested Elections

Vote-No Campaigns

General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

Proxy Contests/Proxy Access

General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

◾	Long-term financial performance of the company relative to its industry;
◾	Management’s track record;
◾	Background to the contested election;
◾	Nominee qualifications and any compensatory arrangements;
◾	Strategic plan of dissident slate and quality of the critique against management;
◾	Likelihood that the proposed goals and objectives can be achieved (both slates); and
◾	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).

11 Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues, including climate change; significant adverse legal judgments or settlement; or hedging of company stock.

W W W . I S S G O V E R N A N C E . C O M	19 of 82

Other Board-Related Proposals

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

General Recommendation: Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

Board Refreshment

Board refreshment is best implemented through an ongoing program of individual director evaluations, conducted annually, to ensure the evolving needs of the board are met and to bring in fresh perspectives, skills, and diversity as needed.

Term/Tenure Limits

General Recommendation: Vote case-by-case on management proposals regarding director term/tenure limits, considering:

◾	The rationale provided for adoption of the term/tenure limit;
◾	The robustness of the company’s board evaluation process;
◾	Whether the limit is of sufficient length to allow for a broad range of director tenures;
◾	Whether the limit would disadvantage independent directors compared to non-independent directors; and
◾	Whether the board will impose the limit evenly, and not have the ability to waive it in a discriminatory manner.
◾	Vote case-by-case on shareholder proposals asking for the company to adopt director term/tenure limits, considering:
◾	The scope of the shareholder proposal; and
◾	Evidence of problematic issues at the company combined with, or exacerbated by, a lack of board refreshment.

Age Limits

General Recommendation: Generally vote against management and shareholder proposals to limit the tenure of independent directors through mandatory retirement ages. Vote for proposals to remove mandatory age limits.

Board Size

General Recommendation: Vote for proposals seeking to fix the board size or designate a range for the board size.

Vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

General Recommendation: Vote against proposals to classify (stagger) the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

W W W . I S S G O V E R N A N C E . C O M	20 of 82

CEO Succession Planning

General Recommendation: Generally vote for proposals seeking disclosure on a CEO succession planning policy, considering, at a minimum, the following factors:

◾	The reasonableness/scope of the request; and
◾	The company’s existing disclosure on its current CEO succession planning process.

Cumulative Voting

General Recommendation: Generally vote against management proposals to eliminate cumulate voting, and for shareholder proposals to restore or provide for cumulative voting, unless:

◾	The company has proxy access[12], thereby allowing shareholders to nominate directors to the company’s ballot; and
◾

The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote for proposals for cumulative voting at controlled companies (insider voting power > 50%).

Director and Officer Indemnification, Liability Protection, and Exculpation

General Recommendation: Vote case-by-case on proposals on director and officer indemnification, liability protection, and exculpation13.

Consider the stated rationale for the proposed change. Also consider, among other factors, the extent to which the proposal would:

◾	Eliminate directors’ and officers’ liability for monetary damages for violating the duty of care;
◾	Eliminate directors’ and officers’ liability for monetary damages for violating the duty of loyalt;
◾	Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness; and
◾

Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company’s board (i.e., “permissive indemnification”), but that previously the company was not required to indemnify.

Vote for those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

◾	If the individual was found to have acted in good faith and in a manner that the individual reasonably believed was in the best interests of the company; and
◾	If only the individual’s legal expenses would be covered.

12 A proxy access right that meets the recommended guidelines.

13 Indemnification: the condition of being secured against loss or damage.

Limited liability: a person’s financial liability is limited to a fixed sum, or personal financial assets are not at risk if the individual loses a lawsuit that results in financial award/damages to the plaintiff.

Exculpation: to eliminate or limit the personal liability of a director or officer to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director or officer.

W W W . I S S G O V E R N A N C E . C O M	21 of 82

Establish/Amend Nominee Qualifications

General Recommendation: Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.

Vote case-by-case on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:

◾	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;
◾	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;
◾	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and
◾	The scope and structure of the proposal.

Establish Other Board Committee Proposals

General Recommendation: Generally vote against shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

◾	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;
◾	Level of disclosure regarding the issue for which board oversight is sought;
◾	Company performance related to the issue for which board oversight is sought;
◾	Board committee structure compared to that of other companies in its industry sector; and
◾	The scope and structure of the proposal.

Filling Vacancies/Removal of Directors

General Recommendation: Vote against proposals that provide that directors may be removed only for cause. Vote for proposals to restore shareholders’ ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Board Chair

General Recommendation: Generally vote for shareholder proposals requiring that the board chair position be filled by an independent director, taking into consideration the following:

◾	The scope and rationale of the proposal;
◾	The company’s current board leadership structure;
◾	The company’s governance structure and practices;
◾	Company performance; and
◾	Any other relevant factors that may be applicable.

W W W . I S S G O V E R N A N C E . C O M	22 of 82

The following factors will increase the likelihood of a “for” recommendation:

◾	A majority non-independent board and/or the presence of non-independent directors on key board committees;
◾	A weak or poorly-defined lead independent director role that fails to serve as an appropriate counterbalance to a combined CEO/chair role;
◾	The presence of an executive or non-independent chair in addition to the CEO, a recent recombination of the role of CEO and chair, and/or departure from a structure with an independent chair;
◾	Evidence that the board has failed to oversee and address material risks facing the company;
◾	A material governance failure, particularly if the board has failed to adequately respond to shareholder concerns or if the board has materially diminished shareholder rights; or
◾	Evidence that the board has failed to intervene when management’s interests are contrary to shareholders’ interests.

Majority of Independent Directors/Establishment of Independent Committees

General Recommendation: Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’ definition of Independent Director (See ISS’ Classification of Directors.)

Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.

Majority Vote Standard for the Election of Directors

General Recommendation: Generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote against if no carve-out for a plurality vote standard in contested elections is included.

Generally vote for precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Proxy Access

General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

◾	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
◾	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
◾	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group; and
◾	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access. Generally vote against proposals that are more restrictive than these guidelines.

W W W . I S S G O V E R N A N C E . C O M	23 of 82

Require More Nominees than Open Seats

General Recommendation: Vote against shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

Shareholder Engagement Policy (Shareholder Advisory Committee)

General Recommendation: Generally vote for shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

◾	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
◾	Effectively disclosed information with respect to this structure to its shareholders;
◾	Company has not ignored majority-supported shareholder proposals, or a majority withhold vote on a director nominee; and
◾

The company has an independent chair or a lead director, according to ISS’ definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

W W W . I S S G O V E R N A N C E . C O M	24 of 82

2. Audit-Related

Auditor Indemnification and Limitation of Liability

General Recommendation: Vote case-by-case on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to:

◾	The terms of the auditor agreement—the degree to which these agreements impact shareholders’ rights;
◾	The motivation and rationale for establishing the agreements;
◾	The quality of the company’s disclosure; and
◾	The company’s historical practices in the audit area.

Vote against or withhold from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

General Recommendation: Vote for proposals to ratify auditors unless any of the following apply:

◾	An auditor has a financial interest in or association with the company, and is therefore not independent;
◾	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
◾	Poor accounting practices are identified that rise to a serious level of concern, such as fraud or misapplication of GAAP; or
◾	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

◾	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where “Other” fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Shareholder Proposals Limiting Non-Audit Services

General Recommendation: Vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Shareholder Proposals on Audit Firm Rotation

General Recommendation: Vote case-by-case on shareholder proposals asking for audit firm rotation, taking into account:

◾	The tenure of the audit firm;

W W W . I S S G O V E R N A N C E . C O M	25 of 82

◾	The length of rotation specified in the proposal;
◾	Any significant audit-related issues at the company;
◾	The number of Audit Committee meetings held each year;
◾	The number of financial experts serving on the committee; and
◾	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

W W W . I S S G O V E R N A N C E . C O M	26 of 82

3. Shareholder Rights & Defenses

Advance Notice Requirements for Shareholder Proposals/Nominations

General Recommendation: Vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/nominations must be no earlier than 120 days prior to the anniversary of the previous year’s meeting and have a submittal window of no shorter than 30 days from the beginning of the notice period (also known as a 90-120-day window). The submittal window is the period under which shareholders must file their proposals/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Amend Bylaws without Shareholder Consent

General Recommendation: Vote against proposals giving the board exclusive authority to amend the bylaws.

Vote case-by-case on proposals giving the board the ability to amend the bylaws in addition to shareholders, taking into account the following:

◾	Any impediments to shareholders’ ability to amend the bylaws (i.e. supermajority voting requirements);
◾	The company’s ownership structure and historical voting turnout;
◾	Whether the board could amend bylaws adopted by shareholders; and
◾	Whether shareholders would retain the ability to ratify any board-initiated amendments.

Control Share Acquisition Provisions

General Recommendation: Vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote against proposals to amend the charter to include control share acquisition provisions.

Vote for proposals to restore voting rights to the control shares.

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Control Share Cash-Out Provisions

General Recommendation: Vote for proposals to opt out of control share cash-out statutes.

W W W . I S S G O V E R N A N C E . C O M	27 of 82

Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Disgorgement Provisions

General Recommendation: Vote for proposals to opt out of state disgorgement provisions.

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

Fair Price Provisions

General Recommendation: Vote case-by-case on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-Out Provisions

General Recommendation: Vote for proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

General Recommendation: Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote case-by-case on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Shareholder Litigation Rights

Federal Forum Selection Provisions

Federal forum selection provisions require that U.S. federal courts be the sole forum for shareholders to litigate claims arising under federal securities law.

W W W . I S S G O V E R N A N C E . C O M	28 of 82

General Recommendation: Generally vote for federal forum selection provisions in the charter or bylaws that specify “the district courts of the United States” as the exclusive forum for federal securities law matters, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

Vote against provisions that restrict the forum to a particular federal district court; unilateral adoption (without a shareholder vote) of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Exclusive Forum Provisions for State Law Matters

Exclusive forum provisions in the charter or bylaws restrict shareholders’ ability to bring derivative lawsuits against the company, for claims arising out of state corporate law, to the courts of a particular state (generally the state of incorporation).

General Recommendation: Generally vote for charter or bylaw provisions that specify courts located within the state of Delaware as the exclusive forum for corporate law matters for Delaware corporations, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

For states other than Delaware, vote case-by-case on exclusive forum provisions, taking into consideration:

◾	The company’s stated rationale for adopting such a provision;
◾	Disclosure of past harm from duplicative shareholder lawsuits in more than one forum;
◾	The breadth of application of the charter or bylaw provision, including the types of lawsuits to which it would apply and the definition of key terms; and
◾

Governance features such as shareholders’ ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the charter or bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against provisions that specify a state other than the state of incorporation as the exclusive forum for corporate law matters, or that specify a particular local court within the state; unilateral adoption of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Fee shifting

Fee-shifting provisions in the charter or bylaws require that a shareholder who sues a company unsuccessfully pay all litigation expenses of the defendant corporation and its directors and officers.

General Recommendation: Generally vote against provisions that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., including cases where the plaintiffs are partially successful).

Unilateral adoption of a fee-shifting provision will generally be considered an ongoing failure under the Unilateral Bylaw/Charter Amendments policy.

Net Operating Loss (NOL) Protective Amendments

General Recommendation: Vote against proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

W W W . I S S G O V E R N A N C E . C O M	29 of 82

Vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

◾

The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

◾	The value of the NOLs;
◾	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
◾

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

◾	Any other factors that may be applicable.

Poison Pills (Shareholder Rights Plans)

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

General Recommendation: Vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) A shareholder-approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

◾	Shareholders have approved the adoption of the plan; or
◾

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Management Proposals to Ratify a Poison Pill

General Recommendation: Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

◾	No lower than a 20 percent trigger, flip-in or flip-over;
◾	A term of no more than three years;
◾	No deadhand, slowhand, no-hand, or similar feature that limits the ability of a future board to redeem the pill; and
◾

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

General Recommendation: Vote against proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

W W W . I S S G O V E R N A N C E . C O M	30 of 82

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

◾	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
◾	The value of the NOLs;
◾	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
◾

The company’s existing governance structure, including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

◾	Any other factors that may be applicable.

Proxy Voting Disclosure, Confidentiality, and Tabulation

General Recommendation: Vote case-by-case on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company’s vote-counting methodology.

While a variety of factors may be considered in each analysis, the guiding principles are: transparency, consistency, and fairness in the proxy voting process. The factors considered, as applicable to the proposal, may include:

◾	The scope and structure of the proposal;
◾

The company’s stated confidential voting policy (or other relevant policies) and whether it ensures a “level playing field” by providing shareholder proponents with equal access to vote information prior to the annual meeting;

◾	The company’s vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;
◾	Whether the company’s disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;
◾	Any recent controversies or concerns related to the company’s proxy voting mechanics;
◾	Any unintended consequences resulting from implementation of the proposal; and
◾	Any other factors that may be relevant.

Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions

General Recommendation: Generally vote against management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice.

In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:

◾	The presence of a shareholder proposal addressing the same issue on the same ballot;
◾	The board’s rationale for seeking ratification;
◾	Disclosure of actions to be taken by the board should the ratification proposal fail;
◾	Disclosure of shareholder engagement regarding the board’s ratification request;
◾	The level of impairment to shareholders’ rights caused by the existing provision;
◾	The history of management and shareholder proposals on the provision at the company’s past meetings;
◾	Whether the current provision was adopted in response to the shareholder proposal;

W W W . I S S G O V E R N A N C E . C O M	31 of 82

◾	The company’s ownership structure; and
◾	Previous use of ratification proposals to exclude shareholder proposals.

Reimbursing Proxy Solicitation Expenses

General Recommendation: Vote case-by-case on proposals to reimburse proxy solicitation expenses.

When voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

◾	The election of fewer than 50 percent of the directors to be elected is contested in the election;
◾	One or more of the dissident’s candidates is elected;
◾	Shareholders are not permitted to cumulate their votes for directors; and
◾	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Reincorporation Proposals

General Recommendation: Management or shareholder proposals to change a company’s state of incorporation should be evaluated case-by-case, giving consideration to both financial and corporate governance concerns including the following:

◾	Reasons for reincorporation;
◾	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and
◾	Comparison of corporation laws of original state and destination state.

Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.

Shareholder Ability to Act by Written Consent

General Recommendation: Generally vote against management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

◾	Shareholders’ current right to act by written consent;
◾	The consent threshold;
◾	The inclusion of exclusionary or prohibitive language;
◾	Investor ownership structure; and
◾	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

◾	An unfettered[14] right for shareholders to call special meetings at a 10 percent threshold;
◾	A majority vote standard in uncontested director elections;

14 quality of the company’s disclosure; and “Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

W W W . I S S G O V E R N A N C E . C O M	32 of 82

◾	No non-shareholder-approved pill; and
◾	An annually elected board.

Shareholder Ability to Call Special Meetings

General Recommendation: Vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

◾	Shareholders’ current right to call special meetings;
◾	Minimum ownership threshold necessary to call special meetings (10 percent preferred);
◾	The inclusion of exclusionary or prohibitive language;
◾	Investor ownership structure; and
◾	Shareholder support of, and management’s response to, previous shareholder proposals.

Stakeholder Provisions

General Recommendation: Vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

General Recommendation: Vote case-by-case on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

Supermajority Vote Requirements

General Recommendation: Vote against proposals to require a supermajority shareholder vote.

Vote for management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote case-by-case, taking into account:

◾	Ownership structure;
◾	Quorum requirements; and
◾	Vote requirements.

Virtual Shareholder Meetings

General Recommendation: Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only15 meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

15 Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.

W W W . I S S G O V E R N A N C E . C O M	33 of 82

Vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:

◾	Scope and rationale of the proposal; and
◾	Concerns identified with the company’s prior meeting practices.

4. Capital/Restructuring

Capital

Adjustments to Par Value of Common Stock

General Recommendation: Vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.

Vote for management proposals to eliminate par value.

Common Stock Authorization

General Authorization Requests

General Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of common stock that are to be used for general corporate purposes:

◾	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized share;
◾	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares;
◾	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage; or
◾	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.

Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

◾	The proposal seeks to increase the number of authorized shares of the class of common stock that has superior voting rights to other share classes;
◾	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
◾	The company has a non-shareholder approved poison pill (including an NOL pill); or
◾

The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

◾	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
◾	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
◾	A government body has in the past year required the company to increase its capital ratios.

W W W . I S S G O V E R N A N C E . C O M	34 of 82

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

Specific Authorization Requests

General Recommendation: Generally vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

◾	twice the amount needed to support the transactions on the ballot, and
◾	the allowable increase as calculated for general issuances above.

Dual Class Structure

General Recommendation: Generally vote against proposals to create a new class of common stock unless:

◾	The company discloses a compelling rationale for the dual-class capital structure, such as:
◾	The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or
◾	The new class of shares will be transitory;
◾	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
◾	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

General Recommendation: Vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder-approved shareholder rights plan (poison pill).

Preemptive Rights

General Recommendation: Vote case-by-case on shareholder proposals that seek preemptive rights, taking into consideration:

◾	The size of the company;
◾	The shareholder base; and
◾	The liquidity of the stock.

Preferred Stock Authorization

General Authorization Requests

General Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of preferred stock that are to be used for general corporate purposes:

◾	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares;

W W W . I S S G O V E R N A N C E . C O M	35 of 82

◾	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares;
◾	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.
◾	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization; or
◾	If no preferred shares are currently issued and outstanding, vote against the request, unless the company discloses a specific use for the shares.

Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

◾	If the shares requested are blank check preferred shares that can be used for antitakeover purposes;[16]
◾

The company seeks to increase a class of non-convertible preferred shares entitled to more than one vote per share on matters that do not solely affect the rights of preferred stockholders “supervoting shares”);

◾

The company seeks to increase a class of convertible preferred shares entitled to a number of votes greater than the number of common shares into which they are convertible (“supervoting shares”) on matters that do not solely affect the rights of preferred stockholders;

◾	The stated intent of the increase in the general authorization is to allow the company to increase an existing designated class of supervoting preferred shares;
◾	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
◾	The company has a non-shareholder approved poison pill (including an NOL pill); and
◾

The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

◾	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
◾	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
◾	A government body has in the past year required the company to increase its capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

Specific Authorization Requests

General Recommendation: Generally vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

◾	twice the amount needed to support the transactions on the ballot, and
◾	the allowable increase as calculated for general issuances above.

16 To be acceptable, appropriate disclosure would be needed that the shares are “declawed”: i.e., representation by the board that it will not, without prior stockholder approval, issue or use the preferred stock for any defensive or anti-takeover purpose or for the purpose of implementing any stockholder rights plan.

W W W . I S S G O V E R N A N C E . C O M	36 of 82

Recapitalization Plans

General Recommendation: Vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following:

◾	More simplified capital structure;
◾	Enhanced liquidity;
◾	Fairness of conversion terms;
◾	Impact on voting power and dividends;
◾	Reasons for the reclassification;
◾	Conflicts of interest; and
◾	Other alternatives considered.

Reverse Stock Splits

General Recommendation: Vote for management proposals to implement a reverse stock split if:

◾	The number of authorized shares will be proportionately reduced; or
◾	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

Vote case-by-case on proposals that do not meet either of the above conditions, taking into consideration the following factors:

◾	Stock exchange notification to the company of a potential delisting;
◾	Disclosure of substantial doubt about the company’s ability to continue as a going concern without additional financing;
◾	The company’s rationale; or
◾	Other factors as applicable.

Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.

General Recommendation: For U.S. domestic issuers incorporated outside the U.S. and listed solely on a U.S. exchange, generally vote for resolutions to authorize the issuance of common shares up to 20 percent of currently issued common share capital, where not tied to a specific transaction or financing proposal.

For pre-revenue or other early-stage companies that are heavily reliant on periodic equity financing, generally vote for resolutions to authorize the issuance of common shares up to 50 percent of currently issued common share capital. The burden of proof will be on the company to establish that it has a need for the higher limit.

Renewal of such mandates should be sought at each year’s annual meeting.

Vote case-by-case on share issuances for a specific transaction or financing proposal.

Share Repurchase Programs

General Recommendation: For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company-specific concerns regarding:

◾	Greenmail;

W W W . I S S G O V E R N A N C E . C O M	37 of 82

◾	The use of buybacks to inappropriately manipulate incentive compensation metrics;
◾	Threats to the company’s long-term viability; or
◾	Other company-specific factors as warranted.

Vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from insiders at a premium to market price.

Share Repurchase Programs Shareholder Proposals

General Recommendation: Generally vote against shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote for the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Distributions: Splits and Dividends

General Recommendation: Generally vote for management proposals to increase the common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

Tracking Stock

General Recommendation: Vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

◾	Adverse governance changes;
◾	Excessive increases in authorized capital stock;
◾	Unfair method of distribution;
◾	Diminution of voting rights;
◾	Adverse conversion features;
◾	Negative impact on stock option plans; and
◾	Alternatives such as spin-off.

Restructuring

Appraisal Rights

General Recommendation: Vote for proposals to restore or provide shareholders with rights of appraisal.

Asset Purchases

General Recommendation: Vote case-by-case on asset purchase proposals, considering the following factors:

◾	Purchase price;
◾	Fairness opinion;
◾	Financial and strategic benefits;
◾	How the deal was negotiated;

W W W . I S S G O V E R N A N C E . C O M	38 of 82

◾	Conflicts of interest;
◾	Other alternatives for the business; and
◾	Non-completion risk.

Asset Sales

General Recommendation: Vote case-by-case on asset sales, considering the following factors:

◾	Impact on the balance sheet/working capital;
◾	Potential elimination of diseconomies;
◾	Anticipated financial and operating benefits;
◾	Anticipated use of funds;
◾	Value received for the asset;
◾	Fairness opinion;
◾	How the deal was negotiated; and
◾	Conflicts of interest.

Bundled Proposals

General Recommendation: Vote case-by-case on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

General Recommendation: Vote case-by-case on proposals regarding conversion of securities. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy

Plans/Reverse Leveraged Buyouts/Wrap Plans

General Recommendation: Vote case-by-case on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

◾	Dilution to existing shareholders’ positions;
◾	Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;
◾	Financial issues - company’s financial situation; degree of need for capital; use of proceeds; effect of the financing on the company’s cost of capital;
◾	Management’s efforts to pursue other alternatives;
◾	Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and
◾	Conflict of interest - arm’s length transaction, managerial incentives.

W W W . I S S G O V E R N A N C E . C O M	39 of 82

Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

General Recommendation: Vote case-by-case on proposals regarding the formation of a holding company, taking into consideration the following:

◾	The reasons for the change;
◾	Any financial or tax benefits;
◾	Regulatory benefits;
◾	Increases in capital structure; and
◾	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend for the transaction, vote against the formation of a holding company if the transaction would include either of the following:

◾	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or
◾	Adverse changes in shareholder rights.

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

General Recommendation: Vote case-by-case on going private transactions, taking into account the following:

◾	Offer price/premium;
◾	Fairness opinion;
◾	How the deal was negotiated;
◾	Conflicts of interest;
◾	Other alternatives/offers considered; and
◾	Non-completion risk.

Vote case-by-case on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

◾	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock); and
◾	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:

◾	Are all shareholders able to participate in the transaction?
◾	Will there be a liquid market for remaining shareholders following the transaction?
◾	Does the company have strong corporate governance?
◾	Will insiders reap the gains of control following the proposed transaction? and
◾	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

Joint Ventures

General Recommendation: Vote case-by-case on proposals to form joint ventures, taking into account the following:

◾	Percentage of assets/business contributed;
◾	Percentage ownership;

W W W . I S S G O V E R N A N C E . C O M	40 of 82

◾	Financial and strategic benefits;
◾	Governance structure;
◾	Conflicts of interest;
◾	Other alternatives; and
◾	Non-completion risk.

Liquidations

General Recommendation: Vote case-by-case on liquidations, taking into account the following:

◾	Management’s efforts to pursue other alternatives;
◾	Appraisal value of assets; and
◾	The compensation plan for executives managing the liquidation.

Vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

◾

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.

◾	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
◾

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

◾

Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

◾

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

◾

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

W W W . I S S G O V E R N A N C E . C O M	41 of 82

Private Placements/Warrants/Convertible Debentures

General Recommendation: Vote case-by-case on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

◾

Dilution to existing shareholders’ position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of “out of the money” warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company’s stock price that must occur to trigger the dilutive event.

◾	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):

◾

The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

◾

When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry, and anticipation of future performance.

◾	Financial issues:
◾	The company’s financial condition;
◾	Degree of need for capital;
◾	Use of proceeds;
◾	Effect of the financing on the company’s cost of capital;
◾	Current and proposed cash burn rate; and
◾	Going concern viability and the state of the capital and credit markets.

◾

Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger, or sale of part or all of the company.

◾	Control issues:
◾	Change in management;
◾	Change in control;
◾	Guaranteed board and committee seats;
◾	Standstill provisions;
◾	Voting agreements;
◾	Veto power over certain corporate actions; and
◾	Minority versus majority ownership and corresponding minority discount or majority control premium.

◾	Conflicts of interest:
◾	Conflicts of interest should be viewed from the perspective of the company and the investor; and
◾	Were the terms of the transaction negotiated at arm’s length? Are managerial incentives aligned with shareholder interests?

◾	Market reaction:
◾	The market’s response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

W W W . I S S G O V E R N A N C E . C O M	42 of 82

Vote for the private placement, or for the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reorganization/Restructuring Plan (Bankruptcy)

General Recommendation: Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

◾	Estimated value and financial prospects of the reorganized company;
◾	Percentage ownership of current shareholders in the reorganized company;
◾	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);
◾	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);
◾	Existence of a superior alternative to the plan of reorganization; and
◾	Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)

General Recommendation: Vote case-by-case on SPAC mergers and acquisitions taking into account the following:

◾

Valuation - Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target if it is a private entity.

◾

Market reaction - How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

◾

Deal timing - A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

◾	Negotiations and process - What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.
◾

Conflicts of interest - How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80 percent rule (the charter requires that the fair market value of the target is at least equal to 80 percent of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24-month timeframe.

◾	Voting agreements - Are the sponsors entering into enter into any voting agreements/tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?
◾	Governance - What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions

The main purpose of SPACs is to identify and acquire a viable target within a specified timeframe, and failure to achieve this objective within the allotted time calls into question management’s ability to execute its primary objective. The end of that timeframe is generally referred to as the termination date.

W W W . I S S G O V E R N A N C E . C O M	43 of 82

General Recommendation: Generally support requests to extend the termination date by up to one year from the SPAC’s original termination date (inclusive of any built-in extension options, and accounting for prior extension requests).

Other factors that may be considered include: any added incentives, business combination status, other amendment terms, and, if applicable, use of money in the trust fund to pay excise taxes on redeemed shares.

Spin-offs

General Recommendation: Vote case-by-case on spin-offs, considering:

◾	Tax and regulatory advantages;
◾	Planned use of the sale proceeds;
◾	Valuation of spinoff;
◾	Fairness opinion;
◾	Benefits to the parent company;
◾	Conflicts of interest;
◾	Managerial incentives;
◾	Corporate governance changes; and
◾	Changes in the capital structure.

Value Maximization Shareholder Proposals

General Recommendation: Vote case-by-case on shareholder proposals seeking to maximize shareholder value by:

◾	Hiring a financial advisor to explore strategic alternatives;
◾	Selling the company; or
◾	Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

◾	Prolonged poor performance with no turnaround in sight;
◾	Signs of entrenched board and management (such as the adoption of takeover defenses);
◾	Strategic plan in place for improving value;
◾	Likelihood of receiving reasonable value in a sale or dissolution; and
◾	The company actively exploring its strategic options, including retaining a financial advisor.

W W W . I S S G O V E R N A N C E . C O M	44 of 82

5. Compensation

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.

Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.

Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.

Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly; and

5.

Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Say-on-Pay)

General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:

◾	There is an unmitigated misalignment between CEO pay and company performance ( pay for performance);
◾	The company maintains significant problematic pay practices; or
◾	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

◾

There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

◾	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
◾	The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or
◾	The situation is egregious.

W W W . I S S G O V E R N A N C E . C O M	45 of 82

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the S&P1500, Russell 3000, or Russell 3000E Indices17, this analysis considers the following:

1.	Peer Group[18] Alignment:

◾	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.
◾	The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.
◾	The multiple of the CEO’s total pay relative to the peer group median in the most recent fiscal year.

2.

Absolute Alignment[19] – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, a misalignment between pay and performance is otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to an evaluation of how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

◾	The ratio of performance- to time-based incentive awards;
◾	The overall ratio of performance-based compensation to fixed or discretionary pay;
◾	The rigor of performance goals;
◾	The complexity and risks around pay program design;
◾	The transparency and clarity of disclosure;
◾	The company’s peer group benchmarking practices;
◾	Financial/operational results, both absolute and relative to peers;
◾	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
◾	Realizable pay[20] compared to grant pay; and
◾	Any other factors deemed relevant.

17 The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.

18 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company’s selected peers’ GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company’s market cap. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

19 Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

20 ISS research reports include realizable pay for S&P1500 companies.

W W W . I S S G O V E R N A N C E . C O M	46 of 82

Problematic Pay Practices

Problematic pay elements are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. The focus is on executive compensation practices that contravene the global pay principles, including:

◾	Problematic practices related to non-performance-based compensation elements;
◾	Incentives that may motivate excessive risk-taking or present a windfall risk; and
◾	Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.

The list of examples below highlights certain problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

◾	Repricing or replacing of underwater stock options/SARs without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
◾	Extraordinary perquisites or tax gross-ups;
◾	New or materially amended agreements that provide for:
◾	Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);
◾	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers) or in connection with a problematic Good Reason definition;
◾	CIC excise tax gross-up entitlements (including “modified” gross-ups); and/or
◾	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;
◾	Liberal CIC definition combined with any single-trigger CIC benefits;
◾	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible;
◾	Severance payments made when the termination is not clearly disclosed as involuntary (for example, a termination without cause or resignation for good reason); and/or
◾	Any other provision or practice deemed to be egregious and present a significant risk to investors.

The above examples are not an exhaustive list. Please refer to ISS’ U.S. Compensation Policies FAQ document for additional detail on specific pay practices that have been identified as problematic and may lead to negative vote recommendations.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

◾	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
◾	Duration of options backdating;
◾	Size of restatement due to options backdating;
◾	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
◾	Adoption of a grant policy that prohibits backdating and creates a fixed grant schedule or window period for equity grants in the future.

W W W . I S S G O V E R N A N C E . C O M	47 of 82

Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

◾	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
◾	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
◾

Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

◾	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
◾	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;
◾	Other recent compensation actions taken by the company;
◾	Whether the issues raised are recurring or isolated;
◾	The company’s ownership structure; and
◾	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

General Recommendation: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

General Recommendation: Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers but also considering new or extended arrangements.

Features that may result in an “against” recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

◾	Single- or modified-single-trigger cash severance;
◾	Single-trigger acceleration of unvested equity awards;
◾	Full acceleration of equity awards granted shortly before the change in control;
◾	Acceleration of performance awards above the target level of performance without compelling rationale;
◾	Excessive cash severance (generally >3x base salary and bonus);
◾	Excise tax gross-ups triggered and payable;
◾	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
◾

Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

◾	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

W W W . I S S G O V E R N A N C E . C O M	48 of 82

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

Please refer to ISS’ U.S. Equity Compensation Plans FAQ document for additional details on the Equity Plan Scorecard policy.

General Recommendation: Vote case-by-case on certain equity-based compensation plans21 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “Equity Plan Scorecard” (EPSC) approach with three pillars:

◾

Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

◾	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
◾	SVT based only on new shares requested plus shares remaining for future grants.

◾	Plan Features:
◾	Quality of disclosure around vesting upon a change in control (CIC);
◾	Discretionary vesting authority;
◾	Liberal share recycling on various award types;
◾	Lack of minimum vesting period for grants made under the plan; and
◾	Dividends payable prior to award vesting.

◾	Grant Practices:
◾	The company’s three-year burn rate relative to its industry/market cap peers;
◾	Vesting requirements in CEO’s recent equity grants (3-year look-back);
◾	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
◾	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;
◾	Whether the company maintains a sufficient claw-back policy; and
◾	Whether the company maintains sufficient post-exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors (“overriding factors”) apply:

◾	Awards may vest in connection with a liberal change-of-control definition;
◾

The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);

◾	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;
◾	The plan is excessively dilutive to shareholders’ holdings;
◾	The plan contains an evergreen (automatic share replenishment) feature; or
◾	Any other plan features are determined to have a significant negative impact on shareholder interests.

21 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

W W W . I S S G O V E R N A N C E . C O M	49 of 82

Further Information on certain EPSC Factors:

Shareholder Value Transfer (SVT)

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full-value awards), the assumption is made that all awards to be granted will be the most expensive types.

For proposals that are not subject to the Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size, and cash compensation into the industry cap equations to arrive at the company’s benchmark.22

Three-Year Value-Adjusted Burn Rate

A “Value-Adjusted Burn Rate” is used for stock plan evaluations. Value-Adjusted Burn Rate benchmarks are calculated as the greater of: (1) an industry-specific threshold based on three-year burn rates within the company’s GICS group segmented by S&P 500, Russell 3000 index (less the S&P 500) and non-Russell 3000 index; and (2) a de minimis threshold established separately for each of the S&P 500, the Russell 3000 index less the S&P 500, and the non-Russell 3000 index. Year-over-year burn-rate benchmark changes will be limited to a predetermined range above or below the prior year’s burn-rate benchmark.

The Value-Adjusted Burn Rate is calculated as follows:

Value-Adjusted Burn Rate = ((# of options * option’s dollar value using a Black-Scholes model) + (# of full-value awards * stock price)) / (Weighted average common shares * stock price).

Egregious Factors

Liberal Change in Control Definition

Generally vote against equity plans if the plan has a liberal definition of change in control and the equity awards could vest upon such liberal definition of change in control, even though an actual change in control may not occur. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

22 For plans evaluated under the Equity Plan Scorecard policy, the company’s SVT benchmark is considered along with other factors.

W W W . I S S G O V E R N A N C E . C O M	50 of 82

Repricing Provisions

Vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. “Repricing” typically includes the ability to do any of the following:

◾	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;
◾	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs;
◾	Cancel underwater options in exchange for stock awards; or
◾	Provide cash buyouts of underwater options.

While the above cover most types of repricing, ISS may view other provisions as akin to repricing depending on the facts and circumstances.

Also, vote against or withhold from members of the Compensation Committee who approved repricing (as defined above or otherwise determined by ISS), without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote against plans that do not expressly prohibit repricing or cash buyout of underwater options without shareholder approval if the company has a history of repricing/buyouts without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Problematic Pay Practices or Significant Pay-for-Performance Disconnect

If the equity plan on the ballot is a vehicle for problematic pay practices, vote against the plan.

ISS may recommend a vote against the equity plan if the plan is determined to be a vehicle for pay-for-performance misalignment. Considerations in voting against the equity plan may include, but are not limited to:

◾	Severity of the pay-for-performance misalignment;
◾	Whether problematic equity grant practices are driving the misalignment; and/or
◾	Whether equity plan awards have been heavily concentrated to the CEO and/or the other NEOs.

Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))

General Recommendation: Vote case-by-case on amendments to cash and equity incentive plans.

Generally vote for proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

◾	Addresses administrative features only; or
◾

Seeks approval for Section 162(m) purposes only, and the plan administering committee consists entirely of independent directors, per ISS’ Classification of Directors. Note that if the company is presenting the plan to shareholders for the first time for any reason (including after the company’s initial public offering), or if the proposal is bundled with other material plan amendments, then the recommendation will be case-by-case (see below).

Vote against proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

◾	Seeks approval for Section 162(m) purposes only, and the plan administering committee does not consist entirely of independent directors, per ISS’ Classification of Directors.

W W W . I S S G O V E R N A N C E . C O M	51 of 82

Vote case-by-case on all other proposals to amend cash incentive plans. This includes plans presented to shareholders for the first time after the company’s IPO and/or proposals that bundle material amendment(s) other than those for Section 162(m) purposes.

Vote case-by-case on all other proposals to amend equity incentive plans, considering the following:

◾

If the proposal requests additional shares and/or the amendments include a term extension or addition of full value awards as an award type, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments;

◾

If the plan is being presented to shareholders for the first time (including after the company’s IPO), whether or not additional shares are being requested, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of any amendments; and

◾

If there is no request for additional shares and the amendments do not include a term extension or addition of full value awards as an award type, then the recommendation will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown only for informational purposes.

In the first two case-by-case evaluation scenarios, the EPSC evaluation/score is the more heavily weighted consideration.

Specific Treatment of Certain Award Types in Equity Plan Evaluations

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

Other Compensation Plans

401(k) Employee Benefit Plans

General Recommendation: Vote for proposals to implement a 401(k) savings plan for employees.

Employee Stock Ownership Plans (ESOPs)

General Recommendation: Vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

W W W . I S S G O V E R N A N C E . C O M	52 of 82

Employee Stock Purchase Plans—Qualified Plans

General Recommendation: Vote case-by-case on qualified employee stock purchase plans. Vote for employee stock purchase plans where all of the following apply:

◾	Purchase price is at least 85 percent of fair market value;
◾	Offering period is 27 months or less; and
◾	The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote against qualified employee stock purchase plans where when the plan features do not meet all of the above criteria.

Employee Stock Purchase Plans—Non-Qualified Plans

General Recommendation: Vote case-by-case on nonqualified employee stock purchase plans. Vote for nonqualified employee stock purchase plans with all the following features:

◾	Broad-based participation;
◾	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
◾	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value; and
◾	No discount on the stock price on the date of purchase when there is a company matching contribution.

Vote against nonqualified employee stock purchase plans when the plan features do not meet all of the above criteria. If the matching contribution or effective discount exceeds the above, ISS may evaluate the SVT cost of the plan as part of the assessment.

Option Exchange Programs/Repricing Options

General Recommendation: Vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration:

◾	Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
◾	Rationale for the re-pricing--was the stock price decline beyond management’s control?;
◾	Is this a value-for-value exchange?;
◾	Are surrendered stock options added back to the plan reserve?;
◾	Timing—repricing should occur at least one year out from any precipitous drop in company’s stock price;
◾	Option vesting—does the new option vest immediately or is there a black-out period?;
◾	Term of the option--the term should remain the same as that of the replaced option;
◾	Exercise price—should be set at fair market or a premium to market; and
◾	Participants—executive officers and directors must be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing

W W W . I S S G O V E R N A N C E . C O M	53 of 82

and warrants additional scrutiny. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote for shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

General Recommendation: Vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Stock Option (TSO) Programs

General Recommendation: One-time Transfers: Vote against or withhold from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote case-by-case on one-time transfers. Vote for if:

◾	Executive officers and non-employee directors are excluded from participating;
◾

Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models; and

◾	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure, and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

◾	Eligibility;
◾	Vesting;
◾	Bid-price;
◾	Term of options;
◾	Cost of the program and impact of the TSOs on company’s total option expense; and
◾	Option repricing policy.

W W W . I S S G O V E R N A N C E . C O M	54 of 82

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Director Compensation

Shareholder Ratification of Director Pay Programs

General Recommendation: Vote case-by-case on management proposals seeking ratification of non-employee director compensation, based on the following factors:

◾	If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and
◾	An assessment of the following qualitative factors:
◾	The relative magnitude of director compensation as compared to companies of a similar profile;
◾	The presence of problematic pay practices relating to director compensation;
◾	Director stock ownership guidelines and holding requirements;
◾	Equity award vesting schedules;
◾	The mix of cash and equity-based compensation;
◾	Meaningful limits on director compensation;
◾	The availability of retirement benefits or perquisites; and
◾	The quality of disclosure surrounding director compensation.

Equity Plans for Non-Employee Directors

General Recommendation: Vote case-by-case on compensation plans for non-employee directors, based on:

◾

The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;

◾	The company’s three-year burn rate relative to its industry/market cap peers (in certain circumstances); and
◾	The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

On occasion, non-employee director stock plans will exceed the plan cost or burn-rate benchmarks when combined with employee or executive stock plans. In such cases, vote case-by-case on the plan taking into consideration the following qualitative factors:

◾	The relative magnitude of director compensation as compared to companies of a similar profile;
◾	The presence of problematic pay practices relating to director compensation;
◾	Director stock ownership guidelines and holding requirements;
◾	Equity award vesting schedules;
◾	The mix of cash and equity-based compensation;
◾	Meaningful limits on director compensation;
◾	The availability of retirement benefits or perquisites; and
◾	The quality of disclosure surrounding director compensation.

Non-Employee Director Retirement Plans

General Recommendation: Vote against retirement plans for non-employee directors. Vote for shareholder proposals to eliminate retirement plans for non-employee directors.

W W W . I S S G O V E R N A N C E . C O M	55 of 82

Shareholder Proposals on Compensation

Bonus Banking/Bonus Banking “Plus”

General Recommendation: Vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

◾	The company’s past practices regarding equity and cash compensation;
◾	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and
◾	Whether the company has a rigorous claw-back policy in place.

Compensation Consultants—Disclosure of Board or Company’s Utilization

General Recommendation: Generally vote for shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

General Recommendation: Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation (such as types of compensation elements or specific metrics) to be used for executive or directors.

Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote case-by-case on all other shareholder proposals regarding executive and director pay, taking into account relevant factors, including but not limited to: company performance, pay level and design versus peers, history of compensation concerns or pay-for-performance disconnect, and/or the scope and prescriptive nature of the proposal.

Golden Coffins/Executive Death Benefits

General Recommendation: Generally vote for proposals calling for companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

Hold Equity Past Retirement or for a Significant Period of Time

General Recommendation: Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:

◾	The percentage/ratio of net shares required to be retained;

W W W . I S S G O V E R N A N C E . C O M	56 of 82

◾	The time period required to retain the shares;
◾	Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;
◾	Whether the company has any other policies aimed at mitigating risk taking by executives;
◾	Executives’ actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and
◾	Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.

Pay Disparity

General Recommendation: Vote case-by-case on proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The following factors will be considered:

◾	The company’s current level of disclosure of its executive compensation setting process, including how the company considers pay disparity;
◾	If any problematic pay practices or pay-for-performance concerns have been identified at the company; and
◾	The level of shareholder support for the company’s pay programs.

Generally vote against proposals calling for the company to use the pay disparity analysis or pay ratio in a specific way to set or limit executive pay.

Pay for Performance/Performance-Based Awards

General Recommendation: Vote case-by-case on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

◾

First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options, or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a meaningful premium to be considered performance-based awards; and

◾

Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote for the shareholder proposal if the company does not meet both of the above two steps.

Pay for Superior Performance

General Recommendation: Vote case-by-case on shareholder proposals that request the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives. These proposals generally include the following principles:

◾	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;

W W W . I S S G O V E R N A N C E . C O M	57 of 82

◾	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;
◾

Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

◾	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies; and
◾

Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

◾	What aspects of the company’s annual and long-term equity incentive programs are performance driven?
◾

If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

◾	Can shareholders assess the correlation between pay and performance based on the current disclosure? and
◾	What type of industry and stage of business cycle does the company belong to?

Pre-Arranged Trading Plans (10b5-1 Plans)

General Recommendation: Generally vote for shareholder proposals calling for the addition of certain safeguards in prearranged trading plans (10b5-1 plans) for executives. Safeguards may include:

◾	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed in a Form 8-K;
◾	Amendment or early termination of a 10b5-1 Plan allowed only under extraordinary circumstances, as determined by the board;
◾	Request that a certain number of days that must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
◾	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
◾	An executive may not trade in company stock outside the 10b5-1 Plan; and
◾	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Prohibit Outside CEOs from Serving on Compensation Committees

General Recommendation: Generally vote against proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

Recoupment of Incentive or Stock Compensation in Specified Circumstances

General Recommendation: Vote case-by-case on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error, or if the senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company’s financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company. Many companies have adopted policies that permit recoupment in cases where an executive’s fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence, or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.

W W W . I S S G O V E R N A N C E . C O M	58 of 82

In considering whether to support such shareholder proposals, ISS will take into consideration the following factors:

◾	If the company has adopted a formal recoupment policy;
◾	The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;
◾	Whether the company has chronic restatement history or material financial problems;
◾	Whether the company’s policy substantially addresses the concerns raised by the proponent;
◾	Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; and
◾	Any other relevant factors.

Severance and Golden Parachute Agreements

General Recommendation: Vote case-by-case on shareholder proposals requiring that executive severance (including change-in-control related) arrangements or payments be submitted for shareholder ratification.

Factors that will be considered include, but are not limited to:

◾	The company’s severance or change-in-control agreements in place, and the presence of problematic features (such as excessive severance entitlements, single triggers, excise tax gross-ups, etc.);
◾	Any existing limits on cash severance payouts or policies which require shareholder ratification of severance payments exceeding a certain level;
◾	Any recent severance-related controversies; and
◾	Whether the proposal is overly prescriptive, such as requiring shareholder approval of severance that does not exceed market norms.

Share Buyback Impact on Incentive Program Metrics

General Recommendation: Vote case-by-case on proposals requesting the company exclude the impact of share buybacks from the calculation of incentive program metrics, considering the following factors:

◾	The frequency and timing of the company’s share buybacks;
◾	The use of per-share metrics in incentive plans;
◾	The effect of recent buybacks on incentive metric results and payouts; and
◾	Whether there is any indication of metric result manipulation.

Supplemental Executive Retirement Plans (SERPs)

General Recommendation: Generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote for shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary or those pay elements covered for the general employee population.

Tax Gross-Up Proposals

General Recommendation: Generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

W W W . I S S G O V E R N A N C E . C O M	59 of 82

Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity

General Recommendation: Vote case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

The following factors will be considered:

◾

The company’s current treatment of equity upon employment termination and/or in change-in-control situations (i.e., vesting is double triggered and/or pro rata, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.); and

◾	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote for proposals seeking a policy that prohibits automatic acceleration of the vesting of equity awards to senior executives upon a voluntary termination of employment or in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

W W W . I S S G O V E R N A N C E . C O M	60 of 82

6. Routine/Miscellaneous

Adjourn Meeting

General Recommendation: Generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote against proposals if the wording is too vague or if the proposal includes “other business.”

Amend Quorum Requirements

General Recommendation: Vote case-by-case on proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding, taking into consideration:

◾	The new quorum threshold requested;
◾	The rationale presented for the reduction;
◾	The market capitalization of the company (size, inclusion in indices);
◾	The company’s ownership structure;
◾	Previous voter turnout or attempts to achieve quorum;
◾	Any provisions or commitments to restore quorum to a majority of shares outstanding, should voter turnout improve sufficiently; and
◾	Other factors as appropriate.

In general, a quorum threshold kept as close to a majority of shares outstanding as is achievable is preferred.

Vote case-by-case on directors who unilaterally lower the quorum requirements below a majority of the shares outstanding, taking into consideration the factors listed above.

Amend Minor Bylaws

General Recommendation: Vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

General Recommendation: Vote for proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

W W W . I S S G O V E R N A N C E . C O M	61 of 82

Change Date, Time, or Location of Annual Meeting

General Recommendation: Vote for management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Vote against shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business

General Recommendation: Vote against proposals to approve other business when it appears as a voting item.

W W W . I S S G O V E R N A N C E . C O M	62 of 82

7. Social and Environmental Issues

Global Approach – E&S Shareholder Proposals

ISS applies a common approach globally to evaluating social and environmental proposals which cover a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

◾	If the issues presented in the proposal are being appropriately or effectively dealt with through legislation or government regulation;
◾	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
◾	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;
◾	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
◾	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s practices related to the issue(s) raised in the proposal;
◾

If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

◾

If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Endorsement of Principles

General Recommendation: Generally vote against proposals seeking a company’s endorsement of principles that support a particular public policy position. Endorsing a set of principles may require a company to take a stand on an issue that is beyond its own control and may limit its flexibility with respect to future developments.

Management and the board should be afforded the flexibility to make decisions on specific public policy positions based on their own assessment of the most beneficial strategies for the company.

Animal Welfare

Animal Welfare Policies

General Recommendation: Generally vote for proposals seeking a report on a company’s animal welfare standards, or animal welfare-related risks, unless:

◾	The company has already published a set of animal welfare standards and monitors compliance;
◾	The company’s standards are comparable to industry peers; and
◾	There are no recent significant fines, litigation, or controversies related to the company’s and/or its suppliers’ treatment of animals.

W W W . I S S G O V E R N A N C E . C O M	63 of 82

Animal Testing

General Recommendation: Generally vote against proposals to phase out the use of animals in product testing, unless:

◾	The company is conducting animal testing programs that are unnecessary or not required by regulation;
◾	The company is conducting animal testing when suitable alternatives are commonly accepted and used by industry peers; or
◾	There are recent, significant fines or litigation related to the company’s treatment of animals.

Animal Slaughter

General Recommendation: Generally vote against proposals requesting the implementation of Controlled Atmosphere Killing (CAK) methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote case-by-case on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

Consumer Issues

Genetically Modified Ingredients

General Recommendation: Generally vote against proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products. The labeling of products with GE ingredients is best left to the appropriate regulatory authorities.

Vote case-by-case on proposals asking for a report on the feasibility of labeling products containing GE ingredients, taking into account:

◾	The potential impact of such labeling on the company’s business;
◾	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and
◾	Company’s current disclosure on the feasibility of GE product labeling.

Generally vote against proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote against proposals to eliminate GE ingredients from the company’s products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such decisions are more appropriately made by management with consideration of current regulations.

W W W . I S S G O V E R N A N C E . C O M	64 of 82

Reports on Potentially Controversial Business/Financial Practices

General Recommendation: Vote case-by-case on requests for reports on a company’s potentially controversial business or financial practices or products, taking into account:

◾	Whether the company has adequately disclosed mechanisms in place to prevent abuses;
◾	Whether the company has adequately disclosed the financial risks of the products/practices in question;
◾	Whether the company has been subject to violations of related laws or serious controversies; and
◾	Peer companies’ policies/practices in this area.

Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation

General Recommendation: Generally vote against proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.

Vote case-by-case on proposals requesting that a company report on its product pricing or access to medicine policies, considering:

◾	The potential for reputational, market, and regulatory risk exposure;
◾	Existing disclosure of relevant policies;
◾	Deviation from established industry norms;
◾	Relevant company initiatives to provide research and/or products to disadvantaged consumers;
◾	Whether the proposal focuses on specific products or geographic regions;
◾	The potential burden and scope of the requested report; and
◾	Recent significant controversies, litigation, or fines at the company.

Generally vote for proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote against proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Product Safety and Toxic/Hazardous Materials

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

◾	The company already discloses similar information through existing reports such as a supplier code of conduct and/or a sustainability report;
◾

The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; or

◾	The company has not been recently involved in relevant significant controversies, fines, or litigation.

W W W . I S S G O V E R N A N C E . C O M	65 of 82

Vote case-by-case on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

◾	The company’s current level of disclosure regarding its product safety policies, initiatives, and oversight mechanisms;
◾	Current regulations in the markets in which the company operates; and
◾	Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.

Generally vote against resolutions requiring that a company reformulate its products.

Tobacco-Related Proposals

General Recommendation: Vote case-by-case on resolutions regarding the advertisement of tobacco products, considering:

◾	Recent related fines, controversies, or significant litigation;
◾	Whether the company complies with relevant laws and regulations on the marketing of tobacco;
◾	Whether the company’s advertising restrictions deviate from those of industry peers;
◾	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth; and
◾	Whether restrictions on marketing to youth extend to foreign countries.

Vote case-by-case on proposals regarding second-hand smoke, considering;

◾	Whether the company complies with all laws and regulations;
◾	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness; and
◾	The risk of any health-related liabilities.

Generally vote against resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally vote against proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

Climate Change

Say on Climate (SoC) Management Proposals

General Recommendation: Vote case-by-case on management proposals that request shareholders to approve the company’s climate transition action plan23, taking into account the completeness and rigor of the plan. Information that will be considered where available includes the following:

◾	The extent to which the company’s climate related disclosures are in line with TCFD recommendations and meet other market standards;

23 Variations of this request also include climate transition related ambitions, or commitment to reporting on the implementation of a climate plan.

W W W . I S S G O V E R N A N C E . C O M	66 of 82

◾	Disclosure of its operational and supply chain GHG emissions (Scopes 1, 2, and 3);
◾	The completeness and rigor of company’s short-, medium-, and long-term targets for reducing operational and supply chain GHG emissions (Scopes 1, 2, and 3 if relevant);
◾	Whether the company has sought and received third-party approval that its targets are science-based;
◾	Whether the company has made a commitment to be “net zero” for operational and supply chain emissions (Scopes 1, 2, and 3) by 2050;
◾	Whether the company discloses a commitment to report on the implementation of its plan in subsequent years;
◾	Whether the company’s climate data has received third-party assurance;
◾	Disclosure of how the company’s lobbying activities and its capital expenditures align with company strategy;
◾	Whether there are specific industry decarbonization challenges; and
◾	The company’s related commitment, disclosure, and performance compared to its industry peers.

Say on Climate (SoC) Shareholder Proposals

General Recommendation: Vote case-by-case on shareholder proposals that request the company to disclose a report providing its GHG emissions levels and reduction targets and/or its upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan, taking into account information such as the following:

◾	The completeness and rigor of the company’s climate-related disclosure;
◾	The company’s actual GHG emissions performance;
◾	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to its GHG emissions; and
◾	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.

Climate Change/Greenhouse Gas (GHG) Emissions

General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:

◾

Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

◾	The company’s level of disclosure compared to industry peers; and
◾	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s climate change-related performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

◾

The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

◾	The company’s level of disclosure is comparable to that of industry peers; or
◾	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

W W W . I S S G O V E R N A N C E . C O M	67 of 82

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

◾	Whether the company provides disclosure of year-over-year GHG emissions performance data;
◾	Whether company disclosure lags behind industry peers;
◾	The company’s actual GHG emissions performance;
◾	The company’s current GHG emission policies, oversight mechanisms, and related initiatives; and
◾	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Energy Efficiency

General Recommendation: Generally vote for proposals requesting that a company report on its energy efficiency policies, unless:

◾

The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or

◾	The proponent requests adoption of specific energy efficiency goals within specific timelines.

Renewable Energy

General Recommendation: Generally vote for requests for reports on the feasibility of developing renewable energy resources unless the report would be duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote against proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

Generally vote against proposals that call for the adoption of renewable energy goals, taking into account:

◾	The scope and structure of the proposal;
◾	The company’s current level of disclosure on renewable energy use and GHG emissions; and
◾	The company’s disclosure of policies, practices, and oversight implemented to manage GHG emissions and mitigate climate change risks.

Diversity

Board Diversity

General Recommendation: Generally vote for requests for reports on a company’s efforts to diversify the board, unless:

◾	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; or
◾	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

W W W . I S S G O V E R N A N C E . C O M	68 of 82

Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

◾	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
◾	The level of gender and racial minority representation that exists at the company’s industry peers;
◾	The company’s established process for addressing gender and racial minority board representation;
◾	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
◾	The independence of the company’s nominating committee;
◾	Whether the company uses an outside search firm to identify potential director nominees; and
◾	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Equality of Opportunity

General Recommendation: Generally vote for proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, unless:

◾	The company publicly discloses equal opportunity policies and initiatives in a comprehensive manner;
◾	The company already publicly discloses comprehensive workforce diversity data; or
◾	The company has no recent significant EEO-related violations or litigation.

Generally vote against proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant burden on the company.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

General Recommendation: Generally vote for proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would be unduly burdensome.

Generally vote against proposals to extend company benefits to, or eliminate benefits from, domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Gender, Race/Ethnicity Pay Gap

General Recommendation: Vote case-by-case on requests for reports on a company’s pay data by gender or race/ ethnicity, or a report on a company’s policies and goals to reduce any gender or race/ethnicity pay gaps, taking into account:

◾	The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy on fair and equitable compensation practices;
◾	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender, race, or ethnicity pay gap issues;
◾	The company’s disclosure regarding gender, race, or ethnicity pay gap policies or initiatives compared to its industry peers; and
◾	Local laws regarding categorization of race and/or ethnicity and definitions of ethnic and/or racial minorities.

W W W . I S S G O V E R N A N C E . C O M	69 of 82

Racial Equity and/or Civil Rights Audit Guidelines

General Recommendation: Vote case-by-case on proposals asking a company to conduct an independent racial equity and/or civil rights audit, taking into account:

◾	The company’s established process or framework for addressing racial inequity and discrimination internally;
◾	Whether the company adequately discloses workforce diversity and inclusion metrics and goals;
◾	Whether the company has issued a public statement related to its racial justice efforts in recent years, or has committed to internal policy review;
◾	Whether the company has engaged with impacted communities, stakeholders, and civil rights experts;
◾	The company’s track record in recent years of racial justice measures and outreach externally; and
◾	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to racial inequity or discrimination.

Environment and Sustainability

Facility and Workplace Safety

General Recommendation: Vote case-by-case on requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:

◾	The company’s current level of disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;
◾	The nature of the company’s business, specifically regarding company and employee exposure to health and safety risks;
◾	Recent significant controversies, fines, or violations related to workplace health and safety; and
◾	The company’s workplace health and safety performance relative to industry peers.

Vote case-by-case on resolutions requesting that a company report on safety and/or security risks associated with its operations and/or facilities, considering:

◾	The company’s compliance with applicable regulations and guidelines;
◾	The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and
◾	The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

Natural Capital- Related and/or Community Impact Assessment Proposals

General Recommendation: Vote case-by-case on requests for reports on policies and/or the potential (community) social and/or environmental impact of company operations, considering:

◾	Alignment of current disclosure of applicable company policies, metrics, risk assessment report(s) and risk management procedures with any relevant, broadly accepted reporting frameworks;
◾

The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;

◾	The nature, purpose, and scope of the company’s operations in the specific region(s);

W W W . I S S G O V E R N A N C E . C O M	70 of 82

◾	The degree to which company policies and procedures are consistent with industry norms; and
◾	The scope of the resolution.

Hydraulic Fracturing

General Recommendation: Generally vote for proposals requesting greater disclosure of a company’s (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

◾	The company’s current level of disclosure of relevant policies and oversight mechanisms;
◾	The company’s current level of such disclosure relative to its industry peers;
◾	Potential relevant local, state, or national regulatory developments; and
◾	Controversies, fines, or litigation related to the company’s hydraulic fracturing operations.

Operations in Protected Areas

General Recommendation: Generally vote for requests for reports on potential environmental damage as a result of company operations in protected regions, unless:

◾	Operations in the specified regions are not permitted by current laws or regulations;
◾	The company does not currently have operations or plans to develop operations in these protected regions; or
◾	The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.

Recycling

General Recommendation: Vote case-by-case on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account:

◾	The nature of the company’s business;
◾	The current level of disclosure of the company’s existing related programs;
◾	The timetable and methods of program implementation prescribed by the proposal;
◾	The company’s ability to address the issues raised in the proposal; and
◾	How the company’s recycling programs compare to similar programs of its industry peers.

Sustainability Reporting

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

◾

The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

◾	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Water Issues

General Recommendation: Vote case-by-case on proposals requesting a company report on, or adopt a new policy on, water-related risks and concerns, taking into account:

◾	The company’s current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;

W W W . I S S G O V E R N A N C E . C O M	71 of 82

◾	Whether or not the company’s existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;
◾	The potential financial impact or risk to the company associated with water-related concerns or issues; and
◾	Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

General Corporate Issues

Charitable Contributions

General Recommendation: Vote against proposals restricting a company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

Data Security, Privacy, and Internet Issues

General Recommendation: Vote case-by-case on proposals requesting the disclosure or implementation of data security, privacy, or information access and management policies and procedures, considering:

◾	The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and Internet censorship;
◾	Engagement in dialogue with governments or relevant groups with respect to data security, privacy, or the free flow of information on the Internet;
◾	The scope of business involvement and of investment in countries whose governments censor or monitor the Internet and other telecommunications;
◾	Applicable market-specific laws or regulations that may be imposed on the company; and
◾	Controversies, fines, or litigation related to data security, privacy, freedom of speech, or Internet censorship.

ESG Compensation-Related Proposals

General Recommendation: Vote case-by-case on proposals seeking a report or additional disclosure on the company’s approach, policies, and practices on incorporating environmental and social criteria into its executive compensation strategy, considering:

◾	The scope and prescriptive nature of the proposal;
◾	The company’s current level of disclosure regarding its environmental and social performance and governance;
◾	The degree to which the board or compensation committee already discloses information on whether it has considered related E&S criteria; and
◾	Whether the company has significant controversies or regulatory violations regarding social or environmental issues.

W W W . I S S G O V E R N A N C E . C O M	72 of 82

Human Rights, Human Capital Management, and International Operations

Human Rights Proposals

General Recommendation: Generally vote for proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote case-by-case on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

◾	The degree to which existing relevant policies and practices are disclosed;
◾	Whether or not existing relevant policies are consistent with internationally recognized standards;
◾	Whether company facilities and those of its suppliers are monitored and how;
◾	Company participation in fair labor organizations or other internationally recognized human rights initiatives;
◾	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
◾	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
◾	The scope of the request; and
◾	Deviation from industry sector peer company standards and practices.

Vote case-by-case on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:

◾	The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms;
◾	The company’s industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns;
◾	Recent significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and
◾	Whether the proposal is unduly burdensome or overly prescriptive.

Mandatory Arbitration

General Recommendation: Vote case-by-case on requests for a report on a company’s use of mandatory arbitration on employment-related claims, taking into account:

◾	The company’s current policies and practices related to the use of mandatory arbitration agreements on workplace claims;
◾	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to the use of mandatory arbitration agreements on workplace claims; and
◾	The company’s disclosure of its policies and practices related to the use of mandatory arbitration agreements compared to its peers.

Operations in High-Risk Markets

General Recommendation: Vote case-by-case on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

W W W . I S S G O V E R N A N C E . C O M	73 of 82

◾	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;
◾	Current disclosure of applicable risk assessment(s) and risk management procedures;
◾	Compliance with U.S. sanctions and laws;
◾	Consideration of other international policies, standards, and laws; and
◾	Whether the company has been recently involved in recent, significant controversies, fines, or litigation related to its operations in “high-risk” markets.

Outsourcing/Offshoring

General Recommendation: Vote case-by-case on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

◾	Controversies surrounding operations in the relevant market(s);
◾	The value of the requested report to shareholders;
◾	The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and
◾	The company’s existing human rights standards relative to industry peers.

Sexual Harassment

General Recommendation: Vote case-by-case on requests for a report on company actions taken to strengthen policies and oversight to prevent workplace sexual harassment, or a report on risks posed by a company’s failure to prevent workplace sexual harassment, taking into account:

◾	The company’s current policies, practices, oversight mechanisms related to preventing workplace sexual harassment;
◾	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to workplace sexual harassment issues; and
◾	The company’s disclosure regarding workplace sexual harassment policies or initiatives compared to its industry peers.

Weapons and Military Sales

General Recommendation: Vote against reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Generally vote against proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

W W W . I S S G O V E R N A N C E . C O M	74 of 82

Political Activities

Lobbying

General Recommendation: Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

◾	The company’s current disclosure of relevant lobbying policies, and management and board oversight;
◾	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and
◾	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

Political Contributions

General Recommendation: Generally vote for proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities, considering:

◾	The company’s policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;
◾	The company’s disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and
◾	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Political Expenditures and Lobbying Congruency

General Recommendation: Generally vote case-by-case on proposals requesting greater disclosure of a company’s alignment of political contributions, lobbying, and electioneering spending with a company’s publicly stated values and policies, considering:

◾

The company’s policies, management, board oversight, governance processes, and level of disclosure related to direct political contributions, lobbying activities, and payments to trade associations, political action committees, or other groups that may be used for political purposes;

◾

The company’s disclosure regarding: the reasons for its support of candidates for public offices; the reasons for support of and participation in trade associations or other groups that may make political contributions; and other political activities;

◾	Any incongruencies identified between a company’s direct and indirect political expenditures and its publicly stated values and priorities; and
◾	Recent significant controversies related to the company’s direct and indirect lobbying, political contributions, or political activities.

W W W . I S S G O V E R N A N C E . C O M	75 of 82

Generally vote case-by-case on proposals requesting comparison of a company’s political spending to objectives that can mitigate material risks for the company, such as limiting global warming.

Political Ties

General Recommendation: Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

◾	There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and
◾	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

W W W . I S S G O V E R N A N C E . C O M	76 of 82

8. Mutual Fund Proxies

Election of Directors

General Recommendation: Vote case-by-case on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Closed End Funds- Unilateral Opt-In to Control Share Acquisition Statutes

General Recommendation: For closed-end management investment companies (CEFs), vote against or withhold from nominating/governance committee members (or other directors on a case-by-case basis) at CEFs that have not provided a compelling rationale for opting-in to a Control Share Acquisition statute, nor submitted a by-law amendment to a shareholder vote.

Converting Closed-end Fund to Open-end Fund

General Recommendation: Vote case-by-case on conversion proposals, considering the following factors:

◾	Past performance as a closed-end fund;
◾	Market in which the fund invests;
◾	Measures taken by the board to address the discount; and
◾	Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

General Recommendation: Vote case-by-case on proxy contests, considering the following factors:

◾	Past performance relative to its peers;
◾	Market in which the fund invests;
◾	Measures taken by the board to address the issues;
◾	Past shareholder activism, board activity, and votes on related proposals;
◾	Strategy of the incumbents versus the dissidents;
◾	Independence of directors;
◾	Experience and skills of director candidates;
◾	Governance profile of the company; and
◾	Evidence of management entrenchment.

Investment Advisory Agreements

General Recommendation: Vote case-by-case on investment advisory agreements, considering the following factors:

◾	Proposed and current fee schedules;
◾	Fund category/investment objective;
◾	Performance benchmarks;
◾	Share price performance as compared with peers;
◾	Resulting fees relative to peers; and
◾	Assignments (where the advisor undergoes a change of control).

W W W . I S S G O V E R N A N C E . C O M	77 of 82

Approving New Classes or Series of Shares

General Recommendation: Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals

General Recommendation: Vote case-by-case on the authorization for or increase in preferred shares, considering the following factors:

◾	Stated specific financing purpose;
◾	Possible dilution for common shares; and
◾	Whether the shares can be used for antitakeover purposes.

1940 Act Policies

General Recommendation: Vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors:

◾	Potential competitiveness;
◾	Regulatory developments;
◾	Current and potential returns; and
◾	Current and potential risk.

Generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

General Recommendation: Vote case-by-case on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

◾	The fund’s target investments;
◾	The reasons given by the fund for the change; and
◾	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

General Recommendation: Vote against proposals to change a fund’s fundamental investment objective to non-fundamental.

Name Change Proposals

General Recommendation: Vote case-by-case on name change proposals, considering the following factors:

◾	Political/economic changes in the target market;
◾	Consolidation in the target market; and
◾	Current asset composition.

W W W . I S S G O V E R N A N C E . C O M	78 of 82

Change in Fund’s Subclassification

General Recommendation: Vote case-by-case on changes in a fund’s sub-classification, considering the following factors:

◾	Potential competitiveness;
◾	Current and potential returns;
◾	Risk of concentration; and
◾	Consolidation in target industry.

Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

General Recommendation: Vote for proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

◾

The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

◾

The sale is deemed to be in the best interests of shareholders by (1) a majority of the company’s independent directors and (2) a majority of the company’s directors who have no financial interest in the issuance; and

◾	The company has demonstrated responsible past use of share issuances by either:
◾	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or
◾	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

Disposition of Assets/Termination/Liquidation

General Recommendation: Vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

◾	Strategies employed to salvage the company;
◾	The fund’s past performance; and
◾	The terms of the liquidation.

Changes to the Charter Document

General Recommendation: Vote case-by-case on changes to the charter document, considering the following factors:

◾	The degree of change implied by the proposal;
◾	The efficiencies that could result;
◾	The state of incorporation; and
◾	Regulatory standards and implications.

Vote against any of the following changes:

◾	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;
◾	Removal of shareholder approval requirement for amendments to the new declaration of trust;
◾

Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

W W W . I S S G O V E R N A N C E . C O M	79 of 82

◾	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares;
◾	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements; or
◾	Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund

General Recommendation: Vote case-by-case on re-incorporations, considering the following factors:

◾	Regulations of both states;
◾	Required fundamental policies of both states; and
◾	The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

General Recommendation: Vote against proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

Distribution Agreements

General Recommendation: Vote case-by-case on distribution agreement proposals, considering the following factors:

◾	Fees charged to comparably sized funds with similar objectives;
◾	The proposed distributor’s reputation and past performance;
◾	The competitiveness of the fund in the industry; and
◾	The terms of the agreement.

Master-Feeder Structure

General Recommendation: Vote for the establishment of a master-feeder structure.

Mergers

General Recommendation: Vote case-by-case on merger proposals, considering the following factors:

◾	Resulting fee structure;
◾	Performance of both funds;
◾	Continuity of management personnel; and
◾	Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

General Recommendation: Generally vote against shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

W W W . I S S G O V E R N A N C E . C O M	80 of 82

Reimburse Shareholder for Expenses Incurred

General Recommendation: Vote case-by-case on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote for the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

General Recommendation: Vote case-by-case on proposals to terminate the investment advisor, considering the following factors:

◾	Performance of the fund’s Net Asset Value (NAV);
◾	The fund’s history of shareholder relations; and
◾	The performance of other funds under the advisor’s management.

W W W . I S S G O V E R N A N C E . C O M	81 of 82

We empower investors and companies to build for long-term and sustainable growth by providing high-quality data, analytics, and insight.

G E T  S T A R T E D  W I T H  I S S  S O L U T I O N S

Email sales@issgovernance.com or visit www.issgovernance.com for more information.

Founded in 1985, Institutional Shareholder Services group of companies (ISS) empowers investors and companies to build for long-term and sustainable growth by providing high-quality data, analytics and insight. ISS, which is majority owned by Deutsche Bourse Group, along with Genstar Capital and ISS management, is a leading provider of corporate governance and responsible investment solutions, market intelligence, fund services, and events and editorial content for institutional investors and corporations, globally. ISS’ 2,600 employees operate worldwide across 29 global locations in 15 countries. Its approximately 3,400 clients include many of the world’s leading institutional investors who rely on ISS’ objective and impartial offerings, as well as public companies focused on ESG and governance risk mitigation as a shareholder value enhancing measure. Clients rely on ISS’ expertise to help them make informed investment decisions. This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

© 2025 | Institutional Shareholder Services and/or its affiliates

W W W . I S S G O V E R N A N C E . C O M	82 of 82